RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.,

                                   Depositor,

                        RESIDENTIAL FUNDING CORPORATION,

                                Master Servicer,

                                       and

                      DEUTSCHE BANK TRUST COMPANY AMERICAS

                                     Trustee




                         POOLING AND SERVICING AGREEMENT

                          Dated as of September 1, 2004




                    Mortgage-Backed Pass-Through Certificates

                                 Series 2004-SL3



                                      TABLE OF CONTENTS

                                          ARTICLE I

                                         DEFINITIONS
        Section 1.01. Definitions............................................................4
               Accrued Certificate Interest..................................................4
               Adjusted Mortgage Rate........................................................5
               Advance.......................................................................5
               Affiliate.....................................................................5
               Agreement.....................................................................5
               Amount Held for Future Distribution...........................................5
               Appraised Value...............................................................5
               Assignment....................................................................5
               Assignment Agreement..........................................................6
               Assignment of Proprietary Lease...............................................6
               Available Distribution Amount.................................................6
               Bankruptcy Amount.............................................................6
               Bankruptcy Code...............................................................6
               Bankruptcy Loss...............................................................6
               Book-Entry Certificate........................................................7
               Business Day..................................................................7
               Calendar Quarter..............................................................7
               Capitalization Reimbursement Amount...........................................7
               Capitalization Reimbursement Shortfall Amount.................................7
               Cash Liquidation..............................................................7
               Certificate...................................................................7
               Certificate Account...........................................................7
               Certificate Account Deposit Date..............................................7
               Certificateholder or Holder...................................................7
               Certificate Owner.............................................................8
               Certificate Principal Balance.................................................8
               Certificate Register and Certificate Registrar................................8
               Class.........................................................................8
               Class A Certificates..........................................................8
               Class A-I Certificates........................................................9
               Class A-II Certificates.......................................................9
               Class A-III Certificates......................................................9
               Class A-IV Certificates.......................................................9
               Class A-I-PO Collection Shortfall.............................................9
               Class A-I-PO Principal Distribution Amount....................................9
               Class A-PO Collection Shortfall...............................................9
               Class A-PO Principal Distribution Amount......................................9
               Class B Certificates..........................................................9
               Class B-1 Certificate.........................................................9
               Class B-2 Certificate.........................................................9


                                              i




               Class B-3 Certificate.........................................................9
               Class M Certificates..........................................................9
               Class M-1 Certificate........................................................10
               Class M-2 Certificate........................................................10
               Class M-3 Certificate........................................................10
               Class R Certificate..........................................................10
               Class R-I Certificate........................................................10
               Class R-II Certificate.......................................................10
               Closing Date.................................................................10
               Code.........................................................................10
               Commission...................................................................10
               Compensating Interest........................................................10
               Cooperative..................................................................11
               Cooperative Apartment........................................................11
               Cooperative Lease............................................................11
               Cooperative Loans............................................................11
               Cooperative Stock............................................................11
               Cooperative Stock Certificate................................................11
               Corporate Trust Office.......................................................11
               Credit Repository............................................................11
               Credit Support Depletion Date................................................11
               Curtailment..................................................................11
               Custodial Account............................................................11
               Custodial Agreement..........................................................12
               Custodian....................................................................12
               Cut-off Date.................................................................12
               Cut-off Date Balance.........................................................12
               Cut-off Date Principal Balance...............................................12
               Debt Service Reduction.......................................................12
               Deficient Valuation..........................................................12
               Definitive Certificate.......................................................12
               Deleted Mortgage Loan........................................................12
               Delinquent...................................................................12
               Depository...................................................................12
               Depository Participant.......................................................13
               Destroyed Mortgage Note......................................................13
               Determination Date...........................................................13
               Discount Fraction............................................................13
               Discount Mortgage Loan.......................................................13
               Discount Net Mortgage Rate...................................................13
               Disqualified Organization....................................................13
               Distribution Date............................................................14
               Due Date.....................................................................14
               Due Period...................................................................14
               Eligible Account.............................................................14
               Eligible Funds...............................................................14


                                              ii




               Eligible Master Servicing Compensation.......................................15
               ERISA........................................................................15
               Event of Default.............................................................15
               Excess Bankruptcy Loss.......................................................15
               Excess Fraud Loss............................................................15
               Excess Loss..................................................................15
               Excess Special Hazard Loss...................................................15
               Extraordinary Losses.........................................................15
               Excess Subordinate Principal Amount..........................................15
               Exchange Act.................................................................15
               Extraordinary Events.........................................................15
               Fannie Mae...................................................................16
               FASIT........................................................................16
               FDIC.........................................................................16
               FHA..........................................................................16
               Final Certification..........................................................16
               Final Distribution Date......................................................16
               Fitch........................................................................16
               Foreclosure Profits..........................................................17
               Fraud Losses.................................................................17
               Fraud Loss Amount............................................................17
               Fraud Losses.................................................................17
               Freddie Mac..................................................................17
               Group I Cut-off Date Balance.................................................17
               Group II Cut-off Date Balance................................................18
               Group III Cut-off Date Balance...............................................18
               Group IV Cut-off Date Balance................................................18
               Group I Loan.................................................................18
               Group II Loan................................................................18
               Group III Loan...............................................................18
               Group IV Loan................................................................18
               Group I Pool Stated Principal Balance........................................18
               Group II Pool Stated Principal Balance.......................................18
               Group III Pool Stated Principal Balance......................................18
               Group IV Pool Stated Principal Balance.......................................18
               Group I Senior Certificates..................................................18
               Group II Senior Certificates.................................................18
               Group III Senior Certificates................................................18
               Group IV Senior Certificates.................................................18
               Hazardous Materials..........................................................18
               Highest Priority.............................................................19
               Independent..................................................................19
               Index........................................................................19
               Initial Certificate Principal Balance........................................19
               Initial Notional Amount......................................................19
               Initial Subordinate Class Percentage.........................................19


                                             iii




               Insurance Proceeds...........................................................19
               Interest Accrual Period......................................................20
               Interest Only Certificate....................................................20
               Interim Certification........................................................20
               Interested Person............................................................20
               Late Collections.............................................................20
               Liquidation Proceeds.........................................................20
               Loan Group...................................................................20
               Loan-to-Value Ratio..........................................................20
               Lower Priority...............................................................20
               Lowest Priority..............................................................20
               Maturity Date................................................................21
               MERS.........................................................................21
               MERS(R) System...............................................................21
               MIN..........................................................................21
               Modified Mortgage Loan.......................................................21
               Modified Net Mortgage Rate...................................................21
               MOM Loan.....................................................................21
               Monthly Payment..............................................................21
               Moody's......................................................................21
               Mortgage.....................................................................21
               Mortgage File................................................................21
               Mortgage Loan Schedule.......................................................21
               Mortgage Loans...............................................................22
               Mortgage Note................................................................22
               Mortgage Rate................................................................23
               Mortgaged Property...........................................................23
               Mortgagor....................................................................23
               Net Mortgage Rate............................................................23
               Non-Discount Mortgage Loan...................................................23
               Non-Primary Residence Loans..................................................23
               Non-United States Person.....................................................23
               Nonrecoverable Advance.......................................................23
               Nonsubserviced Mortgage Loan.................................................23
               Notice.......................................................................24
               Notional Amount..............................................................24
               Officers' Certificate........................................................24
               Opinion of Counsel...........................................................24
               Optional Termination Date....................................................24
               Outstanding Mortgage Loan....................................................25
               Ownership Interest...........................................................25
               Pass-Through Rate............................................................25
               Paying Agent.................................................................25
               Percentage Interest..........................................................25
               Permitted Investments........................................................25
               Permitted Transferee.........................................................27


                                              iv




               Person.......................................................................27
               Pool Strip Rate..............................................................27
               Prepayment Assumption........................................................27
               Prepayment Distribution Percentage...........................................27
               Prepayment Distribution Trigger..............................................28
               Prepayment Interest Shortfall................................................28
               Prepayment Period............................................................28
               Primary Insurance Policy.....................................................28
               Principal Prepayment.........................................................29
               Principal Prepayment in Full.................................................29
               Program Guide................................................................29
               Purchase Price...............................................................29
               Qualified Insurer............................................................29
               Qualified Substitute Mortgage Loan...........................................29
               Rating Agency................................................................30
               Realized Loss................................................................30
               Record Date..................................................................31
               Regular Certificates.........................................................31
               Regular Interest.............................................................31
               Related Classes..............................................................31
               Relief Act...................................................................31
               Relief Act Shortfalls........................................................31
               REMIC........................................................................31
               REMIC Administrator..........................................................31
               REMIC I......................................................................31
               REMIC I Accrued Interest.....................................................32
               REMIC I Regular Interests....................................................32
               REMIC I Subordinated Balance Ratio...........................................33
               REMIC II.....................................................................33
               REMIC Provisions.............................................................33
               REO Acquisition..............................................................33
               REO Disposition..............................................................33
               REO Imputed Interest.........................................................33
               REO Proceeds.................................................................33
               REO Property.................................................................34
               Reportable Modified Mortgage Loan............................................34
               Repurchase Event.............................................................34
               Repurchase Price.............................................................34
               Request for Release..........................................................34
               Required Insurance Policy....................................................34
               Residential Funding..........................................................34
               Responsible Officer..........................................................35
               Schedule of Discount Fractions...............................................35
               Security Agreement...........................................................35
               Senior Accelerated Distribution Percentage...................................35
               Senior Certificates..........................................................36


                                              v




               Senior Percentage............................................................36
               Senior Principal Distribution Amount.........................................36
               Servicing Accounts...........................................................36
               Servicing Advances...........................................................36
               Servicing Fee................................................................37
               Servicing Fee Rate...........................................................37
               Servicing Modification.......................................................37
               Servicing Officer............................................................37
               Special Hazard Amount........................................................37
               Special Hazard Loss..........................................................38
               Standard & Poor's............................................................38
               Startup Date.................................................................38
               Stated Principal Balance.....................................................38
               Subclass.....................................................................38
               Subordination................................................................39
               Subordinate Certificate......................................................39
               Subordinate Class Percentage.................................................39
               Subordinate Percentage.......................................................39
               Subordinate Principal Distribution Amount....................................39
               Subsequent Recoveries........................................................40
               Subserviced Mortgage Loan....................................................40
               Subservicer..................................................................40
               Subservicer Advance..........................................................40
               Subservicing Account.........................................................40
               Subservicing Agreement.......................................................40
               Subservicing Fee.............................................................40
               Subservicing Fee Rate........................................................40
               Tax Returns..................................................................40
               Transfer.....................................................................42
               Transferee...................................................................42
               Transferor...................................................................42
               Trust Fund...................................................................42
               Uniform Single Attestation Program for Mortgage Bankers......................42
               Uncertificated Accrued Interest..............................................42
               Uncertificated Class A-I-IO REMIC II Regular Interests.......................42
               Uncertificated Class A-IO REMIC II Regular Interests.........................42
               Uncertificated Notional Amount...............................................43
               Uncertificated Pass-Through Rate.............................................43
               Uncertificated Principal Balance.............................................43
               Uncertificated REMIC Regular Interest Distribution Amount....................43
               Uncertificated REMIC Regular Interests.......................................43
               Uninsured Cause..............................................................43
               United States Person.........................................................43
               VA...........................................................................43
               Voting Rights................................................................43



                                              vi




                                          ARTICLE II

                                CONVEYANCE OF MORTGAGE LOANS;
                              ORIGINAL ISSUANCE OF CERTIFICATES
        Section 2.01. Conveyance of Mortgage Loans..........................................45
        Section 2.02. Acceptance by Trustee.................................................49
        Section 2.03. Representations, Warranties and Covenants of the Master Servicer and the
                      Depositor.............................................................50
        Section 2.04. Representations and Warranties of Residential Funding.................53
        Section 2.05. Execution and Authentication of Certificates; Conveyance of Uncertificated
                      REMIC Regular Interests...............................................55

                                         ARTICLE III

                        ADMINISTRATION AND SERVICING OF MORTGAGE LOANS
        Section 3.01. Master Servicer to Act as Servicer....................................56
        Section 3.02. Subservicing Agreements Between Master Servicer and Subservicers;
                      Enforcement of Subservicers' Obligations..............................57
        Section 3.03. Successor Subservicers................................................58
        Section 3.04. Liability of the Master Servicer......................................59
        Section 3.05. No Contractual Relationship Between Subservicer and Trustee or
                      Certificateholders....................................................59
        Section 3.06. Assumption or Termination of Subservicing Agreements by Trustee.......59
        Section 3.07. Collection of Certain Mortgage Loan Payments; Deposits to Custodial
                      Account...............................................................59
        Section 3.08. Subservicing Accounts; Servicing Accounts.............................62
        Section 3.09. Access to Certain Documentation and Information Regarding the Mortgage
                      Loans.................................................................63
        Section 3.10. Permitted Withdrawals from the Custodial Account......................64
        Section 3.11. Maintenance of Primary Insurance Coverage.............................65
        Section 3.12. Maintenance of Fire Insurance and Omissions and Fidelity Coverage.....66
        Section 3.13. Enforcement of Due-on-Sale Clauses; Assumption and Modification
                      Agreements; Certain Assignments.......................................67
        Section 3.14. Realization Upon Defaulted Mortgage Loans.............................69
        Section 3.15. Trustee to Cooperate; Release of Mortgage Files.......................71
        Section 3.16. Servicing and Other Compensation; Eligible Master Servicing Compensation
                       .....................................................................73
        Section 3.17. Reports to the Trustee and the Depositor..............................75
        Section 3.18. Annual Statement as to Compliance.....................................75
        Section 3.19. Annual Independent Public Accountants' Servicing Report...............75
        Section 3.20. Right of the Depositor in Respect of the Master Servicer..............76
        Section 3.21. Advance Facility......................................................76

                                          ARTICLE IV

                                PAYMENTS TO CERTIFICATEHOLDERS


                                             vii




        Section 4.01. Certificate Account...................................................81
        Section 4.02. Distributions.........................................................81
        Section 4.03. Statements to Certificateholders; Statements to Rating Agencies; Exchange
                      Act Reporting.........................................................90
        Section 4.04. Distribution of Reports to the Trustee and the Depositor; Advances by the
                      Master Servicer.......................................................93
        Section 4.05. Allocation of Realized Losses.........................................94
        Section 4.06. Reports of Foreclosures and Abandonment of Mortgaged Property.........96
        Section 4.07. Optional Purchase of Defaulted Mortgage Loans.........................96

                                          ARTICLE V

                                       THE CERTIFICATES
        Section 5.01. The Certificates......................................................98
        Section 5.02. Registration of Transfer and Exchange of Certificates................100
        Section 5.03. Mutilated, Destroyed, Lost or Stolen Certificates....................106
        Section 5.04. Persons Deemed Owners................................................106
        Section 5.05. Appointment of Paying Agent..........................................106

                                          ARTICLE VI

                            THE DEPOSITOR AND THE MASTER SERVICER
        Section 6.01. Respective Liabilities of the Depositor and the Master Servicer......107
        Section 6.02. Merger or Consolidation of the Depositor or the Master Servicer; Assignment
                      of Rights and Delegation of Duties by Master Servicer................107
        Section 6.03. Limitation on Liability of the Depositor, the Master Servicer and Others
                       ....................................................................108
        Section 6.04. Depositor and Master Servicer Not to Resign..........................108

                                         ARTICLE VII

                                           DEFAULT
        Section 7.01. Events of Default....................................................110
        Section 7.02. Trustee or Depositor to Act; Appointment of Successor................111
        Section 7.03. Notification to Certificateholders...................................113
        Section 7.04. Waiver of Events of Default..........................................113

                                         ARTICLE VIII

                                    CONCERNING THE TRUSTEE
        Section 8.01. Duties of Trustee....................................................114
        Section 8.02. Certain Matters Affecting the Trustee................................115
        Section 8.03. Trustee Not Liable for Certificates or Mortgage Loans................117
        Section 8.04. Trustee May Own Certificates.........................................117
        Section 8.05. Master Servicer to Pay Trustee's Fees and Expenses; Indemnification
                       ....................................................................117


                                             viii




        Section 8.06. Eligibility Requirements for Trustee.................................118
        Section 8.07. Resignation and Removal of the Trustee...............................118
        Section 8.08. Successor Trustee....................................................119
        Section 8.09. Merger or Consolidation of Trustee...................................120
        Section 8.10. Appointment of Co-Trustee or Separate Trustee........................120
        Section 8.11. Appointment of Custodians............................................121

                                          ARTICLE IX

                                         TERMINATION
        Section 9.01. Termination Upon Purchase by the Master Servicer or Liquidation of All
                      Mortgage Loans.......................................................122
        Section 9.02. Additional Termination Requirements..................................124

                                          ARTICLE X

                                       REMIC PROVISIONS
        Section 10.01.REMIC Administration.................................................126
        Section 10.02.Master Servicer, REMIC Administrator and Trustee Indemnification
                       ....................................................................129
        Section 10.03 Distributions on the REMIC I Regular Interests.......................130
        Section 10.04......................................................................130

                                          ARTICLE XI

                                   MISCELLANEOUS PROVISIONS
        Section 11.01.Amendment............................................................132
        Section 11.02.Recordation of Agreement; Counterparts...............................134
        Section 11.03.Limitation on Rights of Certificateholders...........................134
        Section 11.04.Governing Law........................................................135
        Section 11.05. Notices.............................................................135
        Section 11.06.Notices to Rating Agencies...........................................136
        Section 11.07.Severability of Provisions...........................................137
        Section 11.08.Supplemental Provisions for Resecuritization.........................137




                                              ix




Exhibit A      Form of Class A Certificate
Exhibit B      Form of Class M Certificate
Exhibit C      Form of Class B Certificate
Exhibit D      Form of Class R Certificate
Exhibit E      Form of Custodial Agreement
Exhibit F-1    Group I Loan Schedule
Exhibit F-2    Group II Loan Schedule
Exhibit F-3    Group III Loan Schedule
Exhibit F-4    Group IV Loan Schedule
Exhibit G      Forms of Request for Release
Exhibit H-1    Form of Transfer Affidavit and Agreement
Exhibit H-2    Form of Transferor Certificate
Exhibit I      Form of Investor Representation Letter
Exhibit J      Form of Transferor Representation Letter
Exhibit K      Text of Amendment to Pooling and Servicing Agreement Pursuant to Section
               11.01(e) for a Limited Guaranty
Exhibit L      Form of Limited Guaranty
Exhibit M      Form of Lender Certification for Assignment of Mortgage Loan
Exhibit N      Form of Rule 144A Investment Representation
Exhibit O      [Reserved]
Exhibit P      Schedule of Discount Fractions
Exhibit Q      Form of Request for Exchange
Exhibit R-1:   Form of Form 10-K Certification
Exhibit R-2:   Form of Back-Up Certification to Form 10-K Certificate
Exhibit S:     Information to be Provided by the Master Servicer to the Rating Agencies Relating
               to Reportable Modified Mortgage Loans


        This Pooling and Servicing Agreement, effective as of September 1, 2004, among RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC., as the depositor (together with its permitted successors and assigns, the "Depositor"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with its permitted successors and assigns, the "Master Servicer"), and DEUTSCHE BANK TRUST COMPANY AMERICAS, a New York banking corporation, as trustee (together with its permitted successors and assigns, the "Trustee").

                                    PRELIMINARY STATEMENT:

        The Depositor intends to sell mortgage-backed pass-through certificates (collectively, the "Certificates"), to be issued hereunder in sixteen classes, which in the aggregate will evidence the entire beneficial ownership interest in the Mortgage Loans (as defined herein).

                                           REMIC I

        As provided herein, the REMIC Administrator will make an election to treat the segregated pool of assets consisting of the Group I Loans, Group II Loans, Group III Loans and Group IV Loans and certain other related assets subject to this Agreement as a real estate mortgage investment conduit (a "REMIC") for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC I." The Class R-I Certificates will represent the sole class of "residual interests" in REMIC I for purposes of the REMIC Provisions (as defined herein) under federal income tax law. The following table irrevocably sets forth the designation, remittance rate (the "REMIC I Pass-Through Rate") and initial Uncertificated Principal Balance for each of the "regular interests" in REMIC I (the "REMIC I Regular Interests"). The "latest possible maturity date" (determined solely for purposes of satisfying Treasury regulation Section 1.860G-1(a)(4)(iii)) for each REMIC I Regular Interest shall be the date set forth below. None of the REMIC I Regular Interests will be certificated.


                                               UNCERTIFICATED REMIC I   LATEST POSSIBLE
    DESIGNATION         PASS-THROUGH RATE         PRINCIPAL BALANCE     MATURITY DATE
       A-I-PO                 0.00%                 $1,002,822.79          December 25, 2031
       I-SUB                  7.00%                    $79.99              December 25, 2031
       I- ZZZ                 7.00%                $33,766,913.36          December 25, 2031
       II-SUB                 6.50%                    $191.69             December 25, 2031
       II-ZZZ                 6.50%                $82,443,664.28          December 25, 2031
      III-SUB                 7.50%                    $133.00             December 25, 2031
      III-ZZZ                 7.50%                $56,881,873.94          December 25, 2031
       IV-SUB                 8.50%                    $107.29             December 25, 2031
       IV-ZZZ                 8.50%                $45,943,832.54          December 25, 2031
        A-PO                  0.00%                 $2,481,188.52          December 25, 2031
REMIC I IO-I Regular           (1)                       (2)               December 25, 2031
     Interests
 REMIC I IO Regular            (1)                       (2)               December 25, 2031
     Interests

_______________
(1)     Calculated as provided in the definition of REMIC I Pass-Through Rate.

(2) The REMIC I IO-I Regular Interests and the REMIC I IO Regular Interests will not have an Uncertificated Principal Balance.

                                           REMIC II

        As provided herein, the REMIC Administrator will elect to treat the segregated pool of assets consisting of the REMIC I Regular Interests as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as REMIC II. The Class R-II Certificates will represent the sole class of "residual interests" in REMIC II for purposes of the REMIC Provisions under federal income tax law. The following table irrevocably sets forth the designation, Pass-Through Rate, aggregate Initial Certificate Principal Balance, certain features, Maturity Date and initial ratings for each Class of Certificates comprising the interests representing "regular interests" in REMIC II and the Class R Certificates. The "latest possible maturity date" (determined solely for purposes of satisfying Treasury Regulation Section 1.860G-1(a)(4)(iii)) for each Class of REMIC II Regular Certificates shall be the date set forth below.



                         PASS-THROUGH AGGREGATE INITIAL
                             RATE       CERTIFICATE
                                         PRINCIPAL
DESIGNATION     TYPE                     BALANCE       FEATURES    MATURITY DATE   INITIAL RATINGS(7)
                                                                                     S&P    FITCH
 Class A-I     Senior       7.00%         $32,967,000.00    Senior           August 25, 2016   AAA     AAA
 Class A-II    Senior       6.50%         $80,527,000.00    Senior           December 25, 2031 AAA     AAA
Class A-III    Senior       7.50%         $55,552,000.00    Senior           December 25, 2031 AAA     AAA
 Class A-IV    Senior       8.50%         $44,871,000.00    Senior           December 25, 2031 AAA     AAA
                                                           Senior/Principal
Class A-I-PO   Senior       0.00%         $1,002,822.79S    Only             August 26, 2016   AAA     AAA
                                                          Senior/Interest
                                                          Only/Variable
Class A-I-IO   Senior       7.00%         $0.00               Strip          August 26, 2016   AAA     AAA
                                                          Senior/Principal
 Class A-PO    Senior       0.00%         $2,481,188.52S    Only             December 25, 2031 AAA     AAA
                                                          Senior/Interes
                                                          Only/Variable
 Class A-IO    Senior       7.50%         $0.00               Strip          December 25, 2031 AAA     AAA
 Class M-1    Mezzanine Variable Rate(1)  $2,449,000.00   Mezzanine          December 25, 2031 AA+     N/R
 Class M-2    Mezzanine Variable Rate(1)  $1,780,000.00   Mezzanine          December 25, 2031  A      N/R
 Class M-3    Mezzanine Variable Rate(1)  $334,000.00     Mezzanine          December 25, 2031 BBB     N/R
 Class B-1   SubordinateVariable Rate(1)  $222,000.00     Subordinate        December 25, 2031  BB     N/R
 Class B-2   SubordinateVariable Rate(1)  $112,000.00     Subordinate        December 25, 2031  B+     N/R
 Class B-3   SubordinateVariable Rate(1)  $222,746.09     Subordinate        December 25, 2031 N/R     N/R
 Class R-I    Residual      6.50%         $50.00          Residual           December 25, 2031 AAA     AAA
 Class R-II   Residual      6.50%         $50.00          Residual           December 25, 2031 AAA     AAA

_______________
(1) Calculated in accordance with the definition of "Pass-Through Rate" herein.

        The Group I Loans have an aggregate Cut-off Date Principal Balance equal to $34,769,866.14. The Group I Loans are fixed-rate, fully amortizing, first lien mortgage loans having terms to maturity at origination or modification of generally not more than 15 years. The Group II Loans have an aggregate Cut-off Date Principal Balance equal to $83,314,036.92. The Group II Loans are fixed-rate, fully amortizing, first lien mortgage loans having terms to maturity at origination or modification of generally not more than 30 years. The Group III Loans have an aggregate Cut-off Date Principal Balance equal to $57,819,738.64. The Group III Loans are fixed- rate, fully amortizing, first lien mortgage loans having terms to maturity at origination or modification of generally not more than 30 years. The Group IV Loans have an aggregate Cut-off Date Principal Balance equal to $46,617,215.70. The Group IV Loans are fixed-rate, fully amortizing, first lien mortgage loans having terms to maturity at origination or modification of generally not more than 30 years. The Mortgage Loans have an aggregate Cut-off Date Principal Balance equal to $222,520,857.40.

        In  consideration  of  the  mutual  agreements  herein  contained,   the
Depositor, the Master Servicer and the Trustee agree as follows:

                                          ARTICLE I

                                         DEFINITIONS

        Section 1.01. Definitions.

        Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

        Accrued Certificate Interest: With respect to each Distribution Date, as to any Class of Certificates (other than the Principal Only Certificates), an amount equal to interest accrued during the related Interest Accrual Period at the related Pass-Through Rate on the Certificate Principal Balance or Notional Amount thereof immediately prior to such Distribution Date. Accrued Certificate Interest will be calculated on the basis of a 360-day year, consisting of twelve 30-day months. In each case Accrued Certificate Interest on any Class of Certificates will be reduced by interest shortfalls from the Mortgage Loans in the related Loan Group, if any, allocated to such Class of Certificates for such Distribution Date, to the extent not covered with respect to the Senior Certificates by the Subordination provided by the Class B Certificates and Class M Certificates and, with respect to each Class of Subordinate Certificates to the extent not covered by the Subordination provided by each Subordinate Certificate with a Lower Priority, including in each case:

        (i) Prepayment Interest Shortfalls on the Mortgage Loans in the related Loan Group (to the extent not offset by the Master Servicer with a payment of Compensating Interest as provided in
               Section 4.01), allocated among the Certificates on a pro rata basis,

        (ii) the interest portion (adjusted to the Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage
               Loan)) of Realized Losses on the Mortgage Loans in the related Loan Group (including Excess Losses from the related Loan Group) not allocated solely to one or more specific Classes of Certificates pursuant to Section 4.05,

        (iii) the interest portion of Advances that were (A) previously made with respect to a Mortgage Loan or REO Property on the Mortgage Loans in the related Loan Group, which remained unreimbursed following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property or (B) made with respect to delinquencies that were ultimately determined to be Excess Losses from the related Loan Group, and

        (iv) any other interest shortfalls not covered by the subordination provided by the Class M Certificates and Class B Certificates, including interest that is not collectible from the Mortgagor pursuant to the Relief Act or similar legislation or regulations as in effect from time to time, with all such reductions allocated among all of the related Certificates in proportion to their respective amounts of Accrued Certificate Interest payable on such Distribution Date absent such reductions. In addition to that portion of the reductions described in the preceding sentence that are allocated to any Class of Class B Certificates or any Class of Class M Certificates, Accrued

Certificate Interest on such Class of Class B Certificates or such Class of Class M Certificates will be reduced by the interest portion (adjusted to the Net Mortgage Rate) of Realized Losses that are allocated solely to such Class of Class B Certificates or such Class of Class M Certificates pursuant to Section 4.05.

        Adjusted Mortgage Rate: With respect to any Mortgage Loan and any date of determination, the Mortgage Rate borne by the related Mortgage Note, less the rate at which the related Subservicing Fee accrues.

        Advance: As to any Mortgage Loan, any advance made by the Master Servicer, pursuant to Section 4.04.

        Affiliate: With respect to any Person, any other Person controlling, controlled by or under common control with such first Person. For the purposes of this definition, "control" means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

        Agreement: This Pooling and Servicing Agreement and all amendments hereof and supplements hereto.

        Amount Held for Future Distribution: As to any Distribution Date, the total of the amounts held in the Custodial Account at the close of business on the preceding Determination Date on account of (i) Liquidation Proceeds, Subsequent Recoveries, REO Proceeds, Insurance Proceeds, Principal Prepayments, Mortgage Loan purchases made pursuant to Section 2.02, 2.03, 2.04 or 4.07 and Mortgage Loan substitutions made pursuant to Section 2.03 or 2.04 received or made in the month of such Distribution Date (other than such Liquidation Proceeds, Subsequent Recoveries, REO Proceeds, Insurance Proceeds and purchases of Mortgage Loans that the Master Servicer has deemed to have been received in the preceding month in accordance with Section 3.07(b)) and (ii) payments which represent early receipt of scheduled payments of principal and interest due on a date or dates subsequent to the Due Date in the related Due Period.

        Appraised Value: As to any Mortgaged Property, one of the following: (i) the lesser of (a) the appraised value of such Mortgaged Property based upon the appraisal made at the time of the origination of the related Mortgage Loan, and
(b) the sales price of the  Mortgaged  Property at such time of  origination  or
(ii) in the case of a Mortgaged Property securing a refinanced or modified Mortgage Loan, one of (1) the appraised value based upon the appraisal made at the time of origination of the loan which was refinanced or modified, (2) the appraised value determined in an appraisal made at the time of refinancing or modification or (3) the sales price of the Mortgaged Property.

        Assignment: An assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage Loan to the Trustee for the benefit of Certificateholders, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county, if permitted by law and accompanied by an Opinion of Counsel to that effect.

        Assignment Agreement: The Assignment and Assumption Agreement, dated the Closing Date, between Residential Funding and the Depositor relating to the transfer and assignment of the Mortgage Loans.

        Assignment of Proprietary Lease: With respect to a Cooperative Loan, the assignment of the related Cooperative Lease from the Mortgagor to the originator of the Cooperative Loan.

        Available Distribution Amount: As to any Distribution Date and each Loan Group, an amount equal to (a) the sum of (i) the amount relating to the related Mortgage Loans on deposit in the Custodial Account as of the close of business on the immediately preceding Determination Date, including any Subsequent Recoveries, and amounts deposited in the Custodial Account in connection with the substitution of Qualified Substitute Mortgage Loans that are related Mortgage Loans, (ii) the amount of any Advance made on the immediately preceding Certificate Account Deposit Date with respect to the related Mortgage Loans,
(iii) any amount deposited in the Certificate Account on the related Certificate Account Deposit Date pursuant to Section 3.12(a) in respect of the related Mortgage Loans, (iv) any amount that the Master Servicer is not permitted to withdraw from the Custodial Account pursuant to Section 3.16(e) in respect of the related Mortgage Loans and (v) any amount deposited in the Certificate Account pursuant to Section 4.07 or 9.01 in respect of the related Mortgage Loans, reduced by (b) the sum as of the close of business on the immediately preceding Determination Date of (x) the Amount Held for Future Distribution with respect to the related Mortgage Loans and (y) amounts permitted to be withdrawn by the Master Servicer from the Custodial Account in respect of the related Mortgage Loans pursuant to clauses (ii)-(x), inclusive, of Section 3.10(a).

        Bankruptcy Amount: As of any date of determination, an amount equal to $100,000, less the sum of any amounts allocated through Section 4.05 for Bankruptcy Losses on the Mortgage Loans up to such date of determination. The Bankruptcy Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to the Class A, Class M and Class B Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

        Bankruptcy Code: The Bankruptcy Code of 1978, as amended.

        Bankruptcy Loss: With respect to any Mortgage Loan, a Deficient Valuation or Debt Service Reduction; provided, however, that neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a Bankruptcy Loss hereunder so long as the Master Servicer has notified the Trustee in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by the Master Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

        Book-Entry Certificate: Any Certificate registered in the name of the Depository or its nominee.

        Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the States of New York, Minnesota, Illinois, Texas or Michigan (and such other state or states in which the Custodial Account or the Certificate Account are at the time located) are required or authorized by law or executive order to be closed.

        Calendar Quarter: A Calendar Quarter shall consist of one of the following time periods in any given year: January 1 through March 31, April 1 through June 30, July 1 though September 30, and October 1 through December 31.

        Capitalization Reimbursement Amount: As to any Distribution Date, the amount of Advances or Servicing Advances that were added to the Stated Principal Balance of the related Mortgage Loans during the prior calendar month and reimbursed to the Master Servicer or Subservicer on or prior to such Distribution Date pursuant to Section 3.10(a)(vii), plus the Capitalization Reimbursement Shortfall Amount remaining unreimbursed from any prior Distribution Date and reimbursed to the Master Servicer or Subservicer on or prior to such Distribution Date.

        Capitalization Reimbursement Shortfall Amount: As to any Distribution Date, the amount, if any, by which the amount of Advances or Servicing Advances that were added to the Stated Principal Balance of the Mortgage Loans during the preceding calendar month exceeds the amount of principal payments on the Mortgage Loans included in the Available Distribution Amount for that Distribution Date.

        Cash Liquidation: As to any defaulted Mortgage Loan other than a Mortgage Loan as to which an REO Acquisition occurred, a determination by the Master Servicer that it has received all Insurance Proceeds, Liquidation Proceeds and other payments or cash recoveries which the Master Servicer reasonably and in good faith expects to be finally recoverable with respect to such Mortgage Loan.

        Certificate: Any Class A Certificate, Class M Certificate, Class B Certificate or Class R Certificate.

        Certificate Account: The account or accounts created and maintained pursuant to Section 4.01, which shall be entitled "Deutsche Bank Trust Company Americas, as trustee, in trust for the registered holders of Residential Asset Mortgage Products, Inc., Mortgage-Backed Pass-Through Certificates, Series 2004-SL3" and which must be an Eligible Account.

        Certificate Account Deposit Date: As to any Distribution Date, the Business Day prior thereto.

        Certificateholder or Holder: The Person in whose name a Certificate is registered in the Certificate Register, except that neither a Disqualified
Organization nor a Non-United States Person shall be a holder of a Class R Certificate for any purpose hereof. Solely for the purpose of giving any consent or direction pursuant to this Agreement, any Certificate, other than a Class R Certificate, registered in the name of the Depositor, the Master Servicer or any Subservicer or any Affiliate thereof shall be deemed not to be outstanding and the Percentage Interest or Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting Rights necessary to effect any such consent or direction has been obtained. All references herein to "Holders" or "Certificateholders" shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and participating members thereof, except as otherwise specified herein; provided, however, that the Trustee shall be required to recognize as a "Holder" or "Certificateholder" only the Person in whose name a Certificate is registered in the Certificate Register.

        Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate, as reflected on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent, if any, and otherwise on the books of a Depository Participant, if any, and otherwise on the books of the Depository.

        Certificate Principal Balance: With respect to each Certificate (other than any Interest Only Certificate), on any date of determination, an amount equal to:

        (i) the Initial Certificate Principal Balance of such Certificate as specified on the face thereof, plus

        (ii) any Subsequent Recoveries added to the Certificate Principal Balance of such Certificate pursuant to Section 4.02, minus

        (ii) the sum of (x) the aggregate of all amounts previously distributed with respect to such Certificate (or any predecessor Certificate) and applied to reduce the Certificate Principal Balance thereof pursuant to Section 4.02(a) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.05;

provided, that the Certificate Principal Balance of the Class of Subordinate Certificates with the Lowest Priority at any given time shall be further reduced by an amount equal to the Percentage Interest evidenced by such Certificate multiplied by the excess, if any, of (A) the then aggregate Certificate Principal Balance of all Classes of Certificates then outstanding over (B) the then aggregate Stated Principal Balance of the Mortgage Loans.

        Certificate Register and Certificate Registrar: The register maintained and the registrar appointed pursuant to Section 5.02.

        Class: Collectively, all of the Certificates or uncertificated interests bearing the same designation.

        Class A Certificates: Any one of the Class A-I, Class A-II, Class A-III, Class A-IV, Class A- I-IO, Class A-I-PO, Class A-IO or Class A-PO Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A, senior to the Class M Certificates and Class B Certificates with respect to distributions and the allocation of Realized

Losses in respect of the Mortgage Loans as set forth in Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC II for purposes of the REMIC Provisions.

        Class A-I Certificates: Any one of the Class A-I, Class A-I-IO or Class A-I-PO Certificates.

        Class A-II Certificates: Any one of the Class A-II Certificates.

        Class A-III Certificates: Any one of the Class A-III Certificates.

        Class A-IV Certificates: Any one of the Class A-IV Certificates.

        Class A-I-PO Collection Shortfall: With respect to the Cash Liquidation or REO Disposition of a Discount Mortgage Loan in Loan Group I and any
Distribution Date, the excess of the amount described in Section 4.02(b)(i)(C)(1) in respect of the Class A-I-PO Certificates over the amount described in Section 4.02(b)(i)(C)(2) in respect of the Class A-I-PO Certificates .

        Class A-I-PO Principal Distribution Amount: As defined in Section 4.02(b)(i).

        Class A-PO Collection Shortfall: With respect to the Cash Liquidation or REO Disposition of a Discount Mortgage Loan in Loan Groups II, III and IV and any Distribution Date, the excess of the amount described in Section 4.02(b)(i)(C)(1) in respect of the Class A-PO Certificates over the amount described in Section 4.02(b)(i)(C)(2) in respect of the Class A-PO Certificates.

        Class  A-PO  Principal   Distribution  Amount:  As  defined  in  Section
4.02(b)(i).

        Class B Certificates: Any one of the Class B-1, Class B-2 or Class B-3 Certificates.

        Class B-1 Certificate: Any one of the Class B-1 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit C, senior to the Class B-2 and Class B-3 Certificates with respect to distributions and the allocation of Realized Losses in respect of the Mortgage Loans as set forth in Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC II for purposes of the REMIC Provisions.

        Class B-2 Certificate: Any one of the Class B-2 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit C, senior to the Class B-3 Certificates with respect to distributions and the allocation of Realized Losses in respect of the Mortgage Loans as set forth in Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC II for purposes of the REMIC Provisions.

        Class B-3 Certificate: Any one of the Class B-3 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit C, and evidencing an interest designated as a "regular interest" in REMIC II for purposes of the REMIC Provisions.

        Class M Certificates: Any one of the Class M-1, Class M-2 or Class M-3 Certificates.

        Class M-1 Certificate: Any one of the Class M-1 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B, senior to the Class M-2, Class M-3 and Class B Certificates with respect to distributions and the allocation of Realized Losses in respect of the Mortgage Loans as set forth in Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC II for purposes of the REMIC Provisions.

        Class M-2 Certificate: Any one of the Class M-2 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B, senior to the Class M-3 and Class B Certificates with respect to distributions and the allocation of Realized Losses in respect of the Mortgage Loans as set forth in Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC II for purposes of the REMIC Provisions.

        Class M-3 Certificate: Any one of the Class M-3 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B, senior to the Class B Certificates with respect to distributions and the allocation of Realized Losses in respect of the Mortgage Loans as set forth in Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC II for purposes of the REMIC Provisions.

        Class R Certificate: Any one of the Class R-I Certificates or Class R-II Certificates.

        Class R-I Certificate: Any one of the Class R-I Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit D and evidencing an interest designated as a "residual interest" in REMIC I for purposes of the REMIC Provisions.

        Class R-II Certificate: Any one of the Class R-II Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit D and evidencing an interest designated as a "residual interest" in REMIC II for purposes of the REMIC Provisions.

        Closing Date: September 29, 2004.

        Code: The Internal Revenue Code of 1986.

        Commission: The Securities and Exchange Commission.

        Compensating Interest: As determined with respect to each Loan Group, with respect to any Distribution Date, an amount equal to Prepayment Interest Shortfalls resulting from Principal Prepayments in Full during the related Prepayment Period and Curtailments during the prior calendar month and included in the related Available Distribution Amount for such Distribution Date, but not more than the lesser of (a) one-twelfth of 0.125% of the Stated Principal Balance of the Mortgage Loans in the related Loan Group immediately preceding such Distribution Date and (b) the sum of the Servicing Fee and all income and gain on amounts held in the Custodial Account and the Certificate Account and payable to the Certificateholders with respect to such Distribution Date; provided that for purposes of this definition the amount of the Servicing Fee will not be reduced pursuant to Section 7.02 except as may be required pursuant to the last sentence of Section 7.02(a).

        Cooperative: A private, cooperative housing corporation which owns or leases land and all or part of a building or buildings, including apartments, spaces used for commercial purposes and common areas therein and whose board of directors authorizes, among other things, the sale of Cooperative Stock.

        Cooperative Apartment: A dwelling unit in a multi-dwelling building owned or leased by a Cooperative, which unit the Mortgagor has an exclusive right to occupy pursuant to the terms of a proprietary lease or occupancy agreement.

        Cooperative Lease: With respect to a Cooperative Loan, the proprietary lease or occupancy agreement with respect to the Cooperative Apartment occupied by the Mortgagor and relating to the related Cooperative Stock, which lease or agreement confers an exclusive right to the holder of such Cooperative Stock to occupy such apartment.

        Cooperative Loans: Any of the Mortgage Loans made in respect of a Cooperative Apartment, evidenced by a Mortgage Note and secured by (i) a Security Agreement, (ii) the related Cooperative Stock Certificate, (iii) an assignment of the Cooperative Lease, (iv) financing statements and (v) a stock power (or other similar instrument), and ancillary thereto, a recognition agreement between the Cooperative and the originator of the Cooperative Loan, each of which was transferred and assigned to the Trustee pursuant to Section
2.01 and are from time to time held as part of the Trust Fund.

        Cooperative Stock: With respect to a Cooperative Loan, the single outstanding class of stock, partnership interest or other ownership instrument in the related Cooperative.

        Cooperative Stock Certificate: With respect to a Cooperative Loan, the stock certificate or other instrument evidencing the related Cooperative Stock.

        Corporate Trust Office: The principal office of the Trustee at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this instrument is located at 1761 East St. Andrew Place, Santa Ana, California 92705-4934, Attention: RAMP, Series 2004-SL3.

        Credit Repository: Equifax, Transunion and Experian, or their successors in interest.

        Credit Support Depletion Date: The first Distribution Date on which the Certificate Principal Balances of the Subordinate Certificates have been reduced to zero.

        Curtailment: Any Principal Prepayment made by a Mortgagor which is not a Principal Prepayment in Full.

        Custodial Account: The custodial account or accounts created and maintained pursuant to Section 3.07 in the name of a depository institution, as custodian for the holders of the Certificates, for the holders of certain other interests in mortgage loans serviced or sold by the Master Servicer and for the Master Servicer, into which the amounts set forth in Section 3.07 shall be deposited directly. Any such account or accounts shall be an Eligible Account.

        Custodial Agreement: An agreement that may be entered into among the Depositor, the Master Servicer, the Trustee and a Custodian in substantially the form of Exhibit E hereto.

        Custodian: A custodian appointed pursuant to a Custodial Agreement.

        Cut-off Date: September 1, 2004.

        Cut-off Date Balance: The Group I Cut-off Date Balance, Group II Cut-off Date Balance, Group III Cut-off Date Balance or Group IV Cut-off Date Balance, as the case may be.

        Cut-off Date Principal Balance: As to any Mortgage Loan, the unpaid principal balance thereof at the Cut-off Date after giving effect to all installments of principal due on or prior thereto (or due during the month of September 2004), whether or not received.

        Debt Service Reduction: With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

        Deficient Valuation: With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled Monthly Payment that constitutes a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

        Definitive Certificate: Any definitive, fully registered Certificate.

        Deleted Mortgage Loan: A Mortgage Loan replaced or to be replaced with a Qualified Substitute Mortgage Loan.

        Delinquent: As used herein, a Mortgage Loan is considered to be: "30 to 59 days" or "30 or more days" delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the next following monthly scheduled due date; "60 to 89 days" or "60 or more days" delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the second following monthly scheduled due date; and so on. The determination as to whether a Mortgage Loan falls into these categories is made as of the close of business on the last business day of each month. For example, a Mortgage Loan with a payment due on July 1 that remained unpaid as of the close of business on August 31 would then be considered to be 30 to 59 days delinquent. Delinquency information as of the Cut-off Date is determined and prepared as of the close of business on the last business day immediately prior to the Cut-off Date.

        Depository: The Depository Trust Company, or any successor Depository hereafter named. The nominee of the initial Depository for purposes of registering those Certificates that are to be Book-Entry Certificates is Cede & Co. The Depository shall at all times be a "clearing corporation" as defined in
Section 8-102(5) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Exchange Act.

        Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

        Destroyed Mortgage Note: A Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.

        Determination Date: With respect to any Distribution Date, the second Business Day prior to such Distribution Date.

        Discount Fraction: With respect to each Discount Mortgage Loan, the fraction expressed as a percentage, the numerator of which is the related
Discount Net Mortgage Rate minus the Net Mortgage Rate (or the initial Net Mortgage Rate with respect to any Discount Mortgage Loans as to which the Mortgage Rate is modified pursuant to 3.07(a)) for such Mortgage Loan and the denominator of which is the related Discount Net Mortgage Rate. The Discount Fraction with respect to each Discount Mortgage Loan is set forth as Exhibit P hereto.

        Discount Mortgage Loan: Any Mortgage Loan having a Net Mortgage Rate (or the initial Net Mortgage Rate) of less than the related Discount Net Mortgage Rate per annum and any Mortgage Loan deemed to be a Discount Mortgage Loan pursuant to the definition of Qualified Substitute Mortgage Loan.

        Discount Net Mortgage Rate: With respect to Loan Group I, 7.00% per annum, with respect to Loan Group II, 6.50% per annum, with respect to Loan Group III, 7.50% per annum, and with respect to Loan Group IV, 8.50% per annum.

        Disqualified Organization: Any organization defined as a "disqualified organization" under Section 860E(e)(5) of the Code, which includes any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for Freddie Mac, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income) and (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code. A Disqualified Organization also includes any "electing large partnership," as defined in Section 775(a) of the Code and any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership
Interest in a Class R Certificate by such Person may cause any REMIC or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class R Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in
Section 7701 of the Code or successor provisions.

        Distribution Date: The 25th day of any month beginning in the month immediately following the month of the initial issuance of the Certificates or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day.

        Due Date: With respect to any Distribution Date and any Mortgage Loan, the day during the related Due Period on which the Monthly Payment is due.

        Due Period: With respect to any Distribution Date, the calendar month of such Distribution Date.

        Eligible Account: An account that is any of the following: (i) maintained with a depository institution the debt obligations of which have been rated by each Rating Agency in its highest rating available, or (ii) an account or accounts in a depository institution in which such accounts are fully insured to the limits established by the FDIC, provided that any deposits not so insured shall, to the extent acceptable to each Rating Agency, as evidenced in writing, be maintained such that (as evidenced by an Opinion of Counsel delivered to the Trustee and each Rating Agency) the registered Holders of Certificates have a claim with respect to the funds in such account or a perfected first security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, or (iii) in the case of the Custodial Account, either (A) a trust account or accounts maintained in the corporate trust department of JPMorgan Chase Bank, or (B) an account or accounts maintained in the corporate asset services department of Bank One, National Association as long as its short term debt obligations are rated P-1 (or the equivalent) or better by each Rating Agency, and its long term debt obligations are rated A2 (or the equivalent) or better, by each Rating Agency, or (iv) in the case of the Certificate Account, a trust account or accounts maintained in the corporate trust division of Deutsche Bank Trust Company Americas, or (v) an account or accounts of a depository institution acceptable to each Rating Agency (as evidenced in writing by each Rating Agency that use of any such account as the Custodial Account or the Certificate Account will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency).

        Eligible Funds: With respect to Loan Group I, on any Distribution Date, the portion, if any, of the related Available Distribution Amount remaining after reduction by the sum of (i) the aggregate amount of Accrued Certificate Interest on the Group I Senior Certificates, (ii) the Group I Senior Principal Distribution Amount (determined without regard to Section 4.02(a)(ii)(Y)(D) hereof), (iii) the Class A-I-PO Principal Distribution Amount (determined without regard to Section 4.02(b)(i)(E) hereof) and (iv) the aggregate amount of Accrued Certificate Interest on the Class M, Class B-1 and Class B-2
Certificates payable from the related Available Distribution Amount. With respect to Loan Group II, Loan Group III and Loan Group IV, on any Distribution Date, the portion, if any, of the related Available Distribution Amount remaining after reduction by the sum of (i) the aggregate amount of Accrued Certificate Interest on the related Senior Certificates, (ii) the related Senior Principal Distribution Amount (determined without regard to Section 4.02(a)(ii)(Y)(D) hereof), (iii) the Class A-PO Principal Distribution Amount (determined without regard to Section 4.02(b)(i)(E) hereof) and (iv) the aggregate amount of Accrued Certificate Interest on the Class M, Class B-1 and Class B-2 Certificates payable from the related Available Distribution Amount.

        Eligible Master Servicing Compensation: With respect to any Distribution Date, an amount equal to Prepayment Interest Shortfalls resulting from Principal Prepayments in Full or Curtailments during the related Prepayment Period, but not more than the lesser of (a) one-twelfth of 0.125% of the Stated Principal Balance of the Mortgage Loans immediately preceding such Distribution Date and
(b) the sum of the Servicing Fee, all income and gain on amounts held in the Custodial Account and the Certificate Account and amounts payable to the Certificateholders with respect to such Distribution Date and servicing compensation to which the Master Servicer may be entitled pursuant to Section 3.10(a)(v) and (vi), in each case with respect to the related Loan Group; provided that for purposes of this definition the amount of the Servicing Fee will not be reduced pursuant to Section 7.02 except as may be required pursuant to the last sentence of Section 7.02(a).

        ERISA: The Employee Retirement Income Security Act of 1974, as amended.

        Event of Default: As defined in Section 7.01.

        Excess Bankruptcy Loss: Any Bankruptcy Loss on the Mortgage Loans, or portion thereof, which exceeds the then-applicable Bankruptcy Amount.

        Excess Fraud Loss: Any Fraud Loss on the Mortgage Loans, or portion thereof, which exceeds the then-applicable Fraud Loss Amount.

        Excess Loss: Any Excess Fraud Loss, Excess Special Hazard Loss, Excess Bankruptcy Loss or Extraordinary Loss.

        Excess Special Hazard Loss: Any Special Hazard Loss on the Mortgage Loans, or portion thereof, that exceeds the then-applicable Special Hazard Amount.

        Extraordinary Losses: Any loss incurred on a Mortgage Loan caused by or resulting from an Extraordinary Event.

        Excess Subordinate Principal Amount: With respect to any Distribution Date on which the aggregate Certificate Principal Balance of the Class of Subordinate Certificates then outstanding with the Lowest Priority is to be reduced to zero and on which Realized Losses are to be allocated to such class or classes, the excess, if any, of (i) the amount that would otherwise be distributable in respect of principal on such Class or Classes of Certificates on such Distribution Date over (ii) the excess, if any, of the aggregate Certificate Principal Balance of such class or classes of Certificates immediately prior to such Distribution Date over the aggregate amount of Realized Losses to be allocated to such classes of Certificates on such Distribution Date as reduced by any amount calculated pursuant to Section 4.02(b)(i)(E).

        Exchange Act: The Securities Exchange Act of 1934, as amended.

        Extraordinary Events: Any of the following conditions with respect to a Mortgaged Property (or, with respect to a Cooperative Loan, the Cooperative Apartment) or Mortgage Loan causing or resulting in a loss which causes the liquidation of such Mortgage Loan:

               (a) losses that are of the type that would be covered by the fidelity bond and the errors and omissions insurance policy required to be maintained pursuant to Section 3.12(b) but are in excess of the coverage maintained thereunder;

               (b) nuclear reaction or nuclear radiation or radioactive contamination, all whether controlled or uncontrolled, and whether such loss be direct or indirect, proximate or remote or be in whole or in part caused by, contributed to or aggravated by a peril covered by the definition of the term "Special Hazard Loss";

               (c) hostile or warlike action in time of peace or war, including action in hindering, combating or defending against an actual, impending or expected attack;

                      1. by any government or sovereign power, de jure or defacto, or by any authority maintaining or using military, naval or air forces; or

                      2. by military, naval or air forces; or

                      3. by an agent of any such government, power, authority or forces; or

                      4.  any  weapon  of  war  employing   atomic   fission  or
               radioactive force whether in time of peace or war; or

                      5. insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combating or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority; or risks of contraband or illegal transportation or trade.

        Fannie Mae:  Fannie  Mae, a  federally  chartered  and  privately  owned
corporation   organized  and  existing  under  the  Federal  National   Mortgage
Association Charter Act, or any successor thereto.

        FASIT: A "financial asset securitization investment trust" within the meaning of Section 860L of the Code.

        FDIC: The Federal Deposit Insurance Corporation or any successor thereto.

        FHA: The Federal Housing Administration, or its successor.

        Final Certification: As defined in Section 2.02.

        Final Distribution Date: The Distribution Date on which the final distribution in respect of the Certificates will be made pursuant to Section 9.01, which Final Distribution Date shall in no event be later than the end of the 90-day liquidation period described in Section 9.02.

        Fitch: Fitch, Inc., or its successor in interest.

        Foreclosure Profits: As to any Distribution Date or related Determination Date and any Mortgage Loan, the excess, if any, of Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of all amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of each Mortgage Loan or REO Property for which a Cash Liquidation or REO Disposition occurred in the related Prepayment Period over the sum of the unpaid principal balance of such Mortgage Loan or REO Property (determined, in the case of an REO Disposition, in accordance with Section 3.14) plus accrued and unpaid interest at the Mortgage Rate on such unpaid principal balance from the Due Date to which interest was last paid by the Mortgagor to the first day of the month following the month in which such Cash Liquidation or REO Disposition occurred.

        Fraud Losses: Losses on Mortgage Loans as to which there was fraud in the origination of such Mortgage Loan.

        Fraud Loss Amount: As of any date of determination after the Cut-off Date, an amount equal to (X) prior to the first anniversary of the Cut-off Date an amount equal to 1.00% of the aggregate outstanding principal balance of all of the Group I Loans as of the Cut-off Date minus the aggregate amount of Fraud Losses on the Mortgage Loans allocated through Subordination, in accordance with
Section 4.05 since the Cut-off Date up to such date of determination, (Y) from the first to, but not including, the second anniversary of the Cut-off Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and (b) 1.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-off Date minus (2) the Fraud Losses on the Mortgage Loans allocated through Subordination, in accordance with Section 4.05 since the most recent anniversary of the Cut-off Date up to such date of determination, and (Z) from the second to, but not including, the fifth anniversary of the Cut-off Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and (b)0.50% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-off Date minus (2) the Fraud Losses on the Mortgage Loans allocated through Subordination, in accordance with Section 4.05 since the most recent anniversary of the Cut-off Date up to such date of determination. On and after the fifth anniversary of the Cut-off Date the Fraud Loss Amount shall be zero.

        The Fraud Loss Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to the Class A, Class M and Class B Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency.

        Fraud Losses: Losses on Mortgage Loans as to which there was fraud in the origination of such Mortgage Loan.

        Freddie Mac: The Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

        Group I Cut-off Date Balance: $34,769,866.14.

        Group II Cut-off Date Balance: $83,314,036.92.

        Group III Cut-off Date Balance: $57,819,738.64.

        Group IV Cut-off Date Balance: $46,617,215.70.

        Group I Loan: The Mortgage Loans designated on the Mortgage Loan Schedule attached hereto as Exhibit F-1.

        Group II Loan: The Mortgage Loans designated on the Mortgage Loan Schedule attached hereto as Exhibit F-2.

        Group III Loan: The Mortgage Loans designated on the Mortgage Loan Schedule attached hereto as Exhibit F-3.

        Group IV Loan: The Mortgage Loans designated on the Mortgage Loan Schedule attached hereto as Exhibit F-4.

        Group I Pool Stated Principal Balance: As to any date of determination, the aggregate of the Stated Principal Balances of each Group I Loan that was an Outstanding Mortgage Loan on the Due Date immediately preceding the Due Period preceding such date of determination.

        Group II Pool Stated Principal Balance: As to any date of determination, the aggregate of the Stated Principal Balances of each Group II Loan that was an Outstanding Mortgage Loan on the Due Date immediately preceding the Due Period preceding such date of determination.

        Group III Pool Stated Principal Balance: As to any date of determination, the aggregate of the Stated Principal Balances of each Group III Loan that was an Outstanding Mortgage Loan on the Due Date immediately preceding the Due Period preceding such date of determination.

        Group IV Pool Stated Principal Balance: As to any date of determination, the aggregate of the Stated Principal Balances of each Group IV Loan that was an Outstanding Mortgage Loan on the Due Date immediately preceding the Due Period preceding such date of determination.

        Group I Senior Certificates: Any of the Class A-I Certificates.

        Group II Senior Certificates: Any of the Class A-II Certificates, Class R-I and Class R-II Certificates.

        Group III Senior Certificates: Any of the Class A-III Certificates.

        Group IV Senior Certificates: Any of the Class A-IV Certificates.

        Hazardous Materials: Any dangerous, toxic or hazardous pollutants, chemicals, wastes, or substances, including, without limitation, those so identified pursuant to the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 9601 et seq., or any other environmental laws now existing, and specifically including, without limitation, asbestos and asbestos-containing materials, polychlorinated biphenyls, radon gas, petroleum and petroleum products, urea formaldehyde and any substances classified as being "in inventory", "usable work in progress" or similar classification which would, if classified unusable, be included in the foregoing definition.

        Highest Priority: As of any date of determination and any Loan Group, the Class of Subordinate Certificates then outstanding with the earliest priority for payments pursuant to Section 4.02(a), in the following order: Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates.

        Independent: When used with respect to any specified Person, means such a Person who (i) is in fact independent of the Depositor, the Master Servicer and the Trustee, or any Affiliate thereof, (ii) does not have any direct financial interest or any material indirect financial interest in the Depositor, the Master Servicer or the Trustee or in an Affiliate thereof, and (iii) is not connected with the Depositor, the Master Servicer or the Trustee as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

        Index: With respect to any adjustable rate Mortgage Loan and as to any Adjustment Date therefor, the related index as stated in the related Mortgage Note.

        Initial Certificate Principal Balance: With respect to each Class of Certificates (other than the Interest Only Certificates and the Class R Certificates), the Certificate Principal Balance of such Class of Certificates as of the Cut-off Date as set forth in the Preliminary Statement hereto.

        Initial Notional Amount: The initial Notional Amount of the Class A-I-IO Certificates is $1,805,896.63. For federal income tax purposes, however, the initial Notional Amount of any Class A-I-IO Certificates or Subclass thereof issued pursuant to Section 5.01(d) is equal to the aggregate Cut-off Date Principal Balance of the Group I Loans corresponding to the Uncertificated Class A-I-IO REMIC II Regular Interests represented by such Class or Subclass on such date. The initial Notional Amount of the Class A-IO Certificates is $3,886,938.17. For federal income tax purposes, however, the initial Notional Amount of any Class A-IO Certificates or Subclass thereof issued pursuant to
Section 5.01(d) is equal to the aggregate Cut-off Date Principal Balance of the Group II Loans, Group III Loans and Group IV Loans corresponding to the Uncertificated Class A-IO REMIC II Regular Interests represented by such Class or Subclass on such date.

        Initial Subordinate Class Percentage: With respect to each Class of Subordinate Certificates, an amount which is equal to the initial aggregate Certificate Principal Balance of such Class of Subordinate Certificates divided by the aggregate Stated Principal Balance of all the Mortgage Loans as of the Cut-off Date as follows:

        Class M-1: 1.10%                    Class B-1: 0.10%
        Class M-2: 0.80%                    Class B-2: 0.05%
        Class M-3: 0.15%                    Class B-3: 0.10%

        Insurance Proceeds: Proceeds paid in respect of the Mortgage Loans pursuant to any Primary Insurance Policy or any other related insurance policy covering a Mortgage Loan, to the extent such proceeds are payable to the mortgagee under the Mortgage, any Subservicer, the Master Servicer or the Trustee and are not applied to the restoration of the related Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) or released to the Mortgagor in accordance with the procedures that the Master Servicer would follow in servicing mortgage loans held for its own account.

        Interest Accrual Period: With respect to any Certificates and any Distribution Date, the calendar month preceding the month in which such Distribution Date occurs.

        Interest Only Certificate: Any of the Class A-I-IO Certificates and Class A-IO Certificates.

        Interim Certification: As defined in Section 2.02.

        Interested Person: As of any date of determination, the Depositor, the Master Servicer, the Trustee, any Mortgagor, any manager of a Mortgaged Property, or any Person actually known to a Responsible Officer of the Trustee to be an Affiliate of any of them.

        Late Collections: With respect to any Mortgage Loan, all amounts received during any Due Period, whether as late payments of Monthly Payments or as Insurance Proceeds, Liquidation Proceeds or otherwise, which represent late payments or collections of Monthly Payments due but delinquent for a previous Due Period and not previously recovered.

        Liquidation Proceeds: Amounts (other than Insurance Proceeds) received by the Master Servicer in connection with the taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or in connection with the liquidation of a defaulted Loan through trustee's sale, foreclosure sale or otherwise, other than REO Proceeds and Subsequent Recoveries.

        Loan Group: With respect to the Class A-I Certificates, Class R Certificates and REMIC I Regular Interests I-SUB and I-ZZZ, the Group I Loans; with respect to the Class A-II Certificates and REMIC I Regular Interests II-SUB and II-ZZZ, the Group II Loans; with respect to the Class A- III Certificates and REMIC I Regular Interests III-SUB and III-ZZZ, the Group III Loans; with respect to the Class A-IV Certificates and REMIC I Regular Interests IV-SUB and IV-ZZZ, the Group IV Loans; with respect to the Class A-IO Certificates and Class A-PO Certificates, the Group II Loans, Group III Loans and Group IV Loans; with respect to the Class M Certificates and Class B Certificates, the Group I Loans, Group II Loans, Group III Loans and Group IV Loans.

        Loan-to-Value Ratio: As of any date, the fraction, expressed as a percentage, the numerator of which is the current principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

        Lower Priority: As of any date of determination and any Class of Subordinate Certificates, any other Class of Subordinate Certificates then outstanding with a later priority for payments pursuant to Section 4.02(a).

        Lowest Priority: As of any date of determination, the Class of Subordinate Certificates then outstanding with the latest priority for payments pursuant to Section 4.02(a), in the following order: Class B-3, Class B-2, Class B-1, Class M-3, Class M-2 and Class M-1 Certificates.

        Maturity Date: With respect to each Class of Certificates of regular interest or Uncertificated Regular Interest issued by each of REMIC I and REMIC II, the latest possible maturity date, solely for purposes of Section
1.860G-1(a)(4)(iii) of the Treasury Regulations, by which the Certificate Principal Balance of each such Class of Certificates representing a regular interest in the Trust Fund would be reduced to zero, which is the date set forth in the Preliminary Statement.

        MERS: Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

        MERS(R)  System:   The  system  of  recording   transfers  of  Mortgages
electronically maintained by MERS.

        MIN: The Mortgage Identification Number for Mortgage Loans registered with MERS on the MERS(R)System.

        Modified Mortgage Loan: Any Mortgage Loan that has been the subject of a Servicing Modification.

        Modified Net Mortgage Rate: As to any Mortgage Loan that is the subject of a Servicing Modification, the Net Mortgage Rate, minus the rate per annum by which the Mortgage Rate on such Mortgage Loan was reduced.

        MOM Loan: With respect to any Mortgage Loan, MERS acting as the mortgagee of such Mortgage Loan, solely as nominee for the originator of such Mortgage Loan and its successors and assigns, at the origination thereof.

        Monthly Payment: With respect to any Mortgage Loan (including any REO Property) and the Due Date in any Due Period, the payment of principal and interest due thereon in accordance with the amortization schedule at the time applicable thereto (after adjustment, if any, for Curtailments and for Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule by reason of any bankruptcy, other than a Deficient
Valuation, or similar proceeding or any moratorium or similar waiver or grace period and before any Servicing Modification that constitutes a reduction of the interest rate on such Mortgage Loan).

        Moody's: Moody's Investors Service, Inc., or its successor in interest.

        Mortgage: With respect to each Mortgage Note related to a Mortgage Loan which is not a Cooperative Loan, the mortgage, deed of trust or other comparable instrument creating a first or junior lien on an estate in fee simple interest in real property securing a Mortgage Note.

        Mortgage File: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

        Mortgage Loan Schedule: The lists of the Mortgage Loans attached hereto as Exhibit F-1, Exhibit F-2, Exhibit F-3 and Exhibit F-4 (as amended from time to time to reflect the addition of

Qualified Substitute Mortgage Loans), which lists shall set forth at a minimum the following information as to each Mortgage Loan:

        (i) the Mortgage Loan identifying number ("RFC LOAN #");

        (ii) [reserved];

        (iii) the maturity of the Mortgage Note ("MATURITY DATE" or "MATURITY DT");

        (iv) the Mortgage Rate as of the Cut-off Date ("ORIG RATE");

        (v) the Mortgage Rate as of the Cut-off Date for an adjustable rate Mortgage Loan ("CURR RATE");

        (vi) the Net Mortgage Rate as of the Cut-off Date ("CURR NET");

        (vii) the scheduled monthly payment of principal, if any, and interest as of the Cut-off Date ("ORIGINAL P & I" or "CURRENT P & I" for the adjustable rate Mortgage Loans);

        (viii) the Cut-off Date Principal Balance ("PRINCIPAL BAL");

        (ix) the Loan-to-Value Ratio at origination ("LTV");

        (x) a code "T", "BT" or "CT" under the column "LN FEATURE," indicating that the Mortgage Loan is secured by a second or vacation residence (the absence of any such code means the Mortgage Loan is secured by a primary residence); and

        (xi) a code "N" under the column "OCCP CODE", indicating that the Mortgage Loan is secured by a non-owner occupied residence (the absence of any such code means the Mortgage Loan is secured by an owner occupied residence).

        Such schedules may consist of multiple reports that collectively set forth all of the information required.

        Mortgage Loans: Such of the mortgage loans transferred and assigned to the Trustee pursuant to Section 2.01 as from time to time are held or deemed to be held as a part of the Trust Fund, the Mortgage Loans originally so held being identified in the initial Mortgage Loan Schedule, and Qualified Substitute Mortgage Loans held or deemed held as part of the Trust Fund including, without limitation, (i) with respect to each Cooperative Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock Certificate, Cooperative Lease and Mortgage File and all rights appertaining thereto, and (ii) with respect to each Mortgage Loan other than a Cooperative Loan, each related Mortgage Note, Mortgage and Mortgage File and all rights appertaining thereto.

        Mortgage Note: The originally executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with any modification thereto.

        Mortgage Rate: As to any Mortgage Loan, the interest rate borne by the related Mortgage Note, or any modification thereto other than a Servicing Modification. The Mortgage Rate on the adjustable rate Mortgage Loans will adjust on each Adjustment Date to equal the sum (rounded to the nearest multiple of one-eighth of one percent (0.125%) or up to the nearest one-eighth of one percent, which are indicated by a "U" on Exhibit F-1, F-2, F-3 or F-4 hereto.

        Mortgaged Property: The underlying real property securing a Mortgage Loan or, with respect to a Cooperative Loan, the related Cooperative Lease and Cooperative Stock.

        Mortgagor: The obligor on a Mortgage Note.

        Net Mortgage Rate: With respect to any Mortgage Loan as of any date of determination, a per annum rate equal to the Adjusted Mortgage Rate for such Mortgage Loan as of such date minus the Servicing Fee Rate.

        Non-Discount Mortgage Loan: With respect to each Loan Group, a Mortgage Loan that is not a Discount Mortgage Loan from such Loan Group.

        Non-Primary Residence Loans: The Mortgage Loans designated as secured by second or vacation residences, or by non-owner occupied residences, on the Mortgage Loan Schedule.

        Non-United States Person: Any Person other than a United States Person.

        Nonrecoverable Advance: Any Advance previously made or proposed to be made by the Master Servicer or Subservicer in respect of a Mortgage Loan (other than a Deleted Mortgage Loan) which, in the good faith judgment of the Master Servicer, will not, or, in the case of a proposed Advance, would not, be ultimately recoverable by the Master Servicer from related Late Collections, Insurance Proceeds, Liquidation Proceeds or REO Proceeds. To the extent that any Mortgagor is not obligated under the related Mortgage documents to pay or reimburse any portion of any Advances that are outstanding with respect to the related Mortgage Loan as a result of a modification of such Mortgage Loan by the Master Servicer, which forgives unpaid Monthly Payments or other amounts which the Master Servicer had previously advanced, and the Master Servicer determines that no other source of payment or reimbursement for such advances is available to it, such Advances shall be deemed to be nonrecoverable; provided, however, that in connection with the foregoing, the Master Servicer shall provide an Officers' Certificate as described below. The determination by the Master Servicer that it has made a Nonrecoverable Advance shall be evidenced by a certificate of a Servicing Officer, Responsible Officer or Vice President or its equivalent or senior officer of the Master Servicer, delivered to the Depositor, the Trustee and the Master Servicer setting forth such determination, which shall include any other information or reports obtained by the Master Servicer such as property operating statements, rent rolls, property inspection reports and engineering reports, which may support such determinations. Notwithstanding the above, the Trustee shall be entitled to rely upon any determination by the Master Servicer that any Advance previously made is a Nonrecoverable Advance or that any proposed Advance, if made, would constitute a Nonrecoverable Advance.

        Nonsubserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is not subject to a Subservicing Agreement.

        Notice: As defined in Section 4.04.

        Notional Amount: As of any Distribution Date, the Notional Amount of the Class A-I-IO Certificates shall be equal to (a) the aggregate Stated Principal Balance of the Non-Discount Mortgage Loans in Loan Group I, multiplied by (b) a fraction, the numerator of which is the weighted average of the Net Mortgage Rates for all such Non-Discount Mortgage Loans minus 7.00%, and the denominator of which is 7.00%. For federal income tax purposes, however, as of any Distribution Date, the Notional Amount of any Class A-I-IO Certificates or Subclass thereof issued pursuant to Section 5.01(d) shall be equal to the aggregate Stated Principal Balance of the Group I Loans corresponding to the Uncertificated Class A-I-IO REMIC II Regular Interests represented by such Class or Subclass as of the day immediately preceding such Distribution Date (or, with respect to the initial Distribution Date, at the close of business on the Cut-off Date).

As of any Distribution Date, the Notional Amount of the Class A-IO Certificates shall be equal to the sum of (i) (a) the aggregate Stated Principal Balance of the Non-Discount Mortgage Loans in Loan Group II, multiplied by (b) a fraction, the numerator of which is the weighted average of the Net Mortgage Rates for all such Non-Discount Mortgage Loans minus 6.50%, and the denominator of which is 7.50%, (ii) (a) the aggregate Stated Principal Balance of the Non-Discount Mortgage Loans in Loan Group III, multiplied by (b) a fraction, the numerator of which is the weighted average of the Net Mortgage Rates for all such Non-Discount Mortgage Loans minus 7.50%, and the denominator of which is 7.50% and (iii) (a) the aggregate Stated Principal Balance of the Non- Discount Mortgage Loans in Loan Group IV, multiplied by (b) a fraction, the numerator of which is the weighted average of the Net Mortgage Rates for all such Non-Discount Mortgage Loans minus 8.50%, and the denominator of which is 7.50%. For federal income tax purposes, however, as of any Distribution Date, the Notional Amount of any Class A-IO Certificates or Subclass thereof issued pursuant to Section 5.01(d), shall be equal to the aggregate Stated Principal Balance of the Group II Loans, Group III Loans and Group IV Loans corresponding to the Uncertificated Class A- IO REMIC II Regular Interests represented by such Class or Subclass as of the day immediately preceding such Distribution Date (or, with respect to the initial Distribution Date, at the close of business on the Cut-off Date).

        Officers' Certificate: A certificate signed by the Chairman of the Board, the President, a Vice President, Assistant Vice President, Director, Managing Director, the Treasurer, the Secretary, an Assistant Treasurer or an Assistant Secretary of the Depositor or the Master Servicer, as the case may be, and delivered to the Trustee, as required by this Agreement.

        Opinion of Counsel: A written opinion of counsel acceptable to the Trustee and the Master Servicer, who may be counsel for the Depositor or the Master Servicer, provided that any opinion of counsel (i) referred to in the definition of "Disqualified Organization" or (ii) relating to the qualification of REMIC I or REMIC II as REMICs or compliance with the REMIC Provisions must, unless otherwise specified, be an opinion of Independent counsel.

        Optional Termination Date: Any Distribution Date on or after which the Stated Principal Balance (before giving effect to distributions to be made on such Distribution Date) of the Mortgage Loans is less than 1.00% of the Cut-off Date Principal Balance.

        Outstanding Mortgage Loan: As to the Due Date in any Due Period, a Mortgage Loan (including an REO Property) that was not the subject of a Principal Prepayment in Full, Cash Liquidation or REO Disposition and that was not purchased, deleted or substituted for prior to such Due Date pursuant to
Section 2.02, 2.03, 2.04 or 4.07.

        Ownership Interest: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

        Pass-Through Rate: With respect to the Class A-I Certificates (other than Class A-I-PO Certificates) Class A-II, Class A-III, Class A-IV, Class A-IO and Class R Certificates and any Distribution Date, the per annum rates set forth in the Preliminary Statement hereto. For federal income tax purposes, however, (i) the Pass-Through Rate for the Class A-I-IO Certificates for any Distribution Date will be equal to the weighted average of the Pool Strip Rates for the Non-Discount Mortgage Loans in Loan Group I and (ii) the Pass-Through Rate for the Class A-IO Certificates for any Distribution Date will be equal to the weighted average of the Pool Strip Rates for the Non- Discount Mortgage Loans in Loan Group II, Loan Group III and Loan Group IV. The Class A-I-PO Certificates and Class A-PO Certificates have no Pass-Through Rate and are not entitled to Accrued Certificate Interest. With respect to the Class M Certificates and Class B Certificates and any Distribution Date, the weighted average of the Pass-Through Rates of the Class A-I, Class A-II, Class A-III and Class A-IV Certificates, weighted in proportion to the results of subtracting from each Loan Group (other than the portion attributable to the Class A-I-PO Certificates and Class A- PO Certificates) (to an amount not less than zero), the aggregate Certificate Principal Balance of the related Senior Certificates (other than the Class A-I-PO Certificates and Class A-PO Certificates); provided that, for federal income tax purposes, the Pass-Through Rate of the Class M Certificates and Class B Certificates will be a rate equivalent to the foregoing, expressed as the weighted average of the REMIC I Pass-Through Rates on REMIC I Regular Interests I-SUB,I I-SUB, III-SUB and IV-SUB, weighted on the basis of the Uncertificated Principal Balance of each such REMIC I Regular Interest immediately preceding the related Distribution Date.

        Paying Agent: Deutsche Bank Trust Company Americas or any successor Paying Agent appointed by the Trustee.

        Percentage Interest: With respect to any Certificate (other than a Class R Certificate), the undivided percentage ownership interest in the related Class evidenced by such Certificate, which percentage ownership interest shall be equal to the Initial Certificate Principal Balance thereof or Initial Notional Amount (in the case of any Interest Only Certificate) thereof divided by the aggregate Initial Certificate Principal Balance or the aggregate of the Initial Notional Amounts, as applicable, of all the Certificates of the same Class. With respect to a Class R Certificate, the interest in distributions to be made with respect to such Class evidenced thereby, expressed as a percentage, as stated on the face of each such Certificate.

        Permitted Investments: One or more of the following:

        (i) obligations of or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

        (ii) repurchase agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof, provided that the unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in its highest short-term rating available;

        (iii) federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof or of any domestic branch of a foreign depository institution or trust company; provided that the debt obligations of such depository institution or trust company (or, if the only Rating Agency is Standard & Poor's, in the case of the principal depository institution in a depository institution holding company, debt obligations of the depository institution holding company) at the date of acquisition thereof have been rated by each Rating Agency in its highest short-term rating available; and provided further that, if the only Rating Agency is Standard & Poor's and if the depository or trust company is a principal subsidiary of a bank holding company and the debt obligations of such subsidiary are not separately rated, the applicable rating shall be that of the bank holding company; and, provided further that, if the original maturity of such short-term obligations of a domestic branch of a foreign depository institution or trust company shall exceed 30 days, the short- term rating of such institution shall be A-1+ in the case of Standard & Poor's if Standard & Poor's is a Rating Agency;

        (iv) commercial paper and demand notes (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in its highest short-term rating available; provided that such commercial paper and demand notes shall have a remaining maturity of not more than 30 days;

        (v) a money market fund or a qualified investment fund rated by each Rating Agency in its highest long-term rating available; and

        (vi) other obligations or securities that are acceptable to each Rating Agency as a Permitted Investment hereunder and will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency, as evidenced in writing;

provided, however, that no instrument shall be a Permitted Investment if it represents, either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations. References herein to the highest rating available on unsecured long-term debt shall mean AAA in the case of Standard & Poor's and Fitch and Aaa in the case of Moody's, and references herein to the highest rating available on unsecured commercial paper and short-term debt obligations shall mean the following: A-1 in the case of Standard & Poor's, P-1 in the case of Moody's and F-1 in the case of Fitch.

        Permitted Transferee: Any Transferee of a Class R Certificate, other than a Disqualified Organization or Non-United States Person.

        Person: Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

        Pool Strip Rate: With respect to each Mortgage Loan, a per annum rate equal to the excess of (a) the Net Mortgage Rate of such Mortgage Loan over (b) the related Discount Net Mortgage Rate (but not less than 0.00%) per annum.

        Prepayment Assumption: With respect to the Class A, Class M and Class B Certificates, the prepayment assumption to be used for determining the accrual of original issue discount and premium and market discount on such Certificates for federal income tax purposes, which assumes a constant prepayment rate of 50% CPR with respect to the Group I Loans and Group III Loans, 45% CPR with respect to the Group II Loans and 55% CPR with respect to the Group IV Loans.

        Prepayment  Distribution  Percentage:  With respect to any  Distribution
Date  and  each  Class  of  Subordinate   Certificates,   under  the  applicable
circumstances set forth below, the respective percentages set forth below:

               (i) For any Distribution Date for which the related Senior Accelerated Distribution Percentage is equal to 100%, 0%.

               (ii) For any Distribution Date for which clause (i) above does not apply, and on which any Class of Subordinate Certificates are outstanding:

                      (a) in the case of the Class of  Subordinate  Certificates then outstanding with the Highest Priority and each other Class of Subordinate Certificates for which the related Prepayment Distribution Trigger has been satisfied, a fraction, expressed as a percentage, the numerator of which is the Certificate Principal Balance of such Class immediately prior to such date and the denominator of which is the sum of the Certificate Principal Balances immediately prior to such date of (1) the Class of Subordinate Certificates then outstanding with the Highest
               Priority and (2) all other Classes of Subordinate Certificates for which the respective Prepayment Distribution Triggers have been satisfied; and

                      (b) in  the  case  of  each  other  Class  of  Subordinate
               Certificates for which the Prepayment Distribution Triggers have not been satisfied, 0%; and

               (iii) Notwithstanding the foregoing, if the application of the foregoing percentages on any Distribution Date as provided in Section
        4.02 of this Agreement (determined without regard to the proviso to the definition of "Subordinate Principal Distribution Amount") would result in a distribution in respect of principal of any Class or Classes of Subordinate

        Certificates in an amount greater than the remaining Certificate Principal Balance thereof (any such class, a "Maturing Class"), then:
        (a) the Prepayment Distribution Percentage of each Maturing Class shall be reduced to a level that, when applied as described above, would exactly reduce the Certificate Principal Balance of such Class to zero;
        (b) the Prepayment Distribution Percentage of each other Class of Subordinate Certificates (any such Class, a "Non-Maturing Class") shall be recalculated in accordance with the provisions in paragraph (ii) above, as if the Certificate Principal Balance of each Maturing Class had been reduced to zero (such percentage as recalculated, the "Recalculated Percentage"); (c) the total amount of the reductions in the Prepayment Distribution Percentages of the related Maturing Class or Classes pursuant to clause (a) of this sentence, expressed as an aggregate percentage, shall be allocated among the related Non-Maturing Classes in proportion to their respective Recalculated Percentages (the portion of such aggregate reduction so allocated to any Non- Maturing Class, the "Adjustment Percentage"); and (d) for purposes of such Distribution Date, the Prepayment Distribution Percentage of each related Non-Maturing Class shall be equal to the sum of (1) the Prepayment Distribution Percentage thereof, calculated in accordance with the provisions in paragraph (ii) above as if the Certificate Principal Balance of each related Maturing Class had not been reduced to zero, plus (2) the related Adjustment Percentage.

        Prepayment Distribution Trigger: With respect to any Distribution Date and any Class of Subordinate Certificates (other than the Class M-1 Certificates), a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of such Class and each Class of Subordinate Certificates with a Lower Priority than such Class immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the related Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to the sum of the related Initial Subordinate Class Percentages of such Classes of Subordinate Certificates.

        Prepayment Interest Shortfall: As to any Distribution Date and any Mortgage Loan (other than a Mortgage Loan relating to an REO Property) that was the subject of (a) a Principal Prepayment in Full during the portion of the related Prepayment Period that falls during the prior calendar month, an amount equal to the excess of one month's interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the Stated Principal Balance of such Mortgage Loan over the amount of interest (adjusted to the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan)) paid by the Mortgagor for such month to the date of such Principal Prepayment in Full or (b) a Curtailment during the prior calendar month, an amount equal to one month's interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the amount of such Curtailment.

        Prepayment Period: As to any Distribution Date and Principal Prepayment in Full, the period commencing on the 16th day of the month prior to the month prior to the month in which that Distribution Date occurs and ending on the 15th day of the month in which such Distribution Date occurs.

        Primary Insurance Policy: Each primary policy of mortgage guaranty insurance as indicated on Exhibit F-1, Exhibit F-2, Exhibit F-3 or Exhibit F-4 with the exception of either code "23" or "96" under the column "MI CO CODE".

        Principal Prepayment: Any payment of principal or other recovery on a Mortgage Loan, including a recovery that takes the form of Liquidation Proceeds or Insurance Proceeds, which is received in advance of its scheduled Due Date and is not accompanied by an amount as to interest representing scheduled interest on such payment due on any date or dates in any month or months subsequent to the month of prepayment.

        Principal Prepayment in Full: Any Principal Prepayment of the entire principal balance of a Mortgage Loan that is made by the Mortgagor.

        Program Guide: The Residential Funding Seller Guide for mortgage collateral sellers that participate in Residential Funding's standard mortgage programs, and Residential Funding's Servicing Guide and any other subservicing arrangements which Residential Funding has arranged to accommodate the servicing of the Mortgage Loans.

        Purchase Price: With respect to any Mortgage Loan (or REO Property) required to be or otherwise purchased on any date pursuant to Section 2.02, 2.03, 2.04 or 4.07, an amount equal to the sum of (i) 100% of the Stated Principal Balance thereof plus the principal portion of any related unreimbursed Advances and (ii) unpaid accrued interest at the Adjusted Mortgage Rate (or Modified Net Mortgage Rate plus the rate per annum at which the Servicing Fee is calculated in the case of a Modified Mortgage Loan) (or at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan)), in the case of a purchase made by the Master Servicer) on the Stated Principal Balance thereof to, but not including, the first day of the month following the month of purchase from the Due Date to which interest was last paid by the Mortgagor.

        Qualified Insurer: A mortgage guaranty insurance company duly qualified as such under the laws of the state of its principal place of business and each state having jurisdiction over such insurer in connection with the insurance policy issued by such insurer, duly authorized and licensed in such states to transact a mortgage guaranty insurance business in such states and to write the insurance provided by the insurance policy issued by it, approved as a FNMA- or FHLMC-approved mortgage insurer or having a claims paying ability rating of at least "AA" or equivalent rating by a nationally recognized statistical rating organization. Any replacement insurer with respect to a Mortgage Loan must have at least as high a claims paying ability rating as the insurer it replaces had on the Closing Date.

        Qualified Substitute Mortgage Loan: A Mortgage Loan substituted by Residential Funding or the Depositor for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in an Officers' Certificate delivered to the Trustee, (i) have an outstanding principal balance, after deduction of the principal portion of the monthly payment due in the month of substitution (or in the case of a substitution of more than one Mortgage Loan for a Deleted Mortgage Loan, an aggregate outstanding principal balance, after such deduction), not in excess of the Stated Principal Balance of the Deleted Mortgage Loan (the amount of any shortfall to be deposited by Residential
Funding, in the Custodial Account in the month of substitution); (ii) have a Mortgage Rate and a Net Mortgage Rate no lower than and not more than 1% per annum higher than the Mortgage Rate and Net Mortgage Rate, respectively, of the Deleted Mortgage Loan as of the date of substitution; (iii) have a Loan-to-Value Ratio at the time of substitution no higher than that of the Deleted Mortgage Loan at the time of substitution; (iv) have a remaining term to stated maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan; and (v) comply with each representation and warranty set forth in Sections 2.03 and 2.04 hereof and Section 4 of the Assignment Agreement.

        Notwithstanding any other provisions herein, (x) with respect to any Qualified Substitute Mortgage Loan substituted for a Deleted Mortgage Loan which was a Discount Mortgage Loan, such Qualified Substitute Mortgage Loan shall be deemed to be a Discount Mortgage Loan and to have a Discount Fraction equal to the Discount Fraction of the Deleted Mortgage Loan and (y) in the event that the "Pool Strip Rate" of any Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Pool Strip Rate" is greater than the Pool Strip Rate of the related Deleted Mortgage Loan

        (i) the Pool Strip Rate of such Qualified Substitute Mortgage Loan shall be equal to the Pool Strip Rate of the related Deleted Mortgage Loan for purposes of calculating the Pass-Through Rate on the Class A-I-IO Certificates and Class A-IO Certificates and

        (ii) the excess of the Pool Strip Rate on such Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Pool Strip Rate" over the Pool Strip Rate on the related Deleted Mortgage Loan shall be payable to the Class R Certificates pursuant to Section 4.02 hereof.

        Rating Agency: Standard & Poor's and Fitch. If any agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Depositor, notice of which designation shall be given to the Trustee and the Master Servicer.

        Realized Loss: With respect to each Mortgage Loan (or REO Property) as to which a Cash Liquidation or REO Disposition has occurred, an amount (not less than zero) equal to (i) the Stated Principal Balance of the Mortgage Loan (or REO Property) as of the date of Cash Liquidation or REO Disposition, plus (ii) interest (and REO Imputed Interest, if any) at the Net Mortgage Rate, from the Due Date as to which interest was last paid or advanced to Certificateholders up to the last day of the month in which the Cash Liquidation (or REO Disposition) occurred on the Stated Principal Balance of such Mortgage Loan (or REO Property) outstanding during each Due Period that such interest was not paid or advanced, minus (iii) the proceeds, if any, received during the month in which such Cash Liquidation (or REO Disposition) occurred, to the extent applied as recoveries of interest at the Net Mortgage Rate, and to principal of the Mortgage Loan, net of the portion thereof reimbursable to the Master Servicer or any Subservicer with respect to related Advances or expenses as to which the Master Servicer or Subservicer is entitled to reimbursement thereunder but which have not been previously reimbursed. With respect to each Mortgage Loan which is the subject of a Servicing Modification, (a) the amount by which the interest portion of a Monthly Payment or the principal balance of such Mortgage Loan was reduced, and
(b) any such amount with respect to a Monthly Payment that was or would have been due in the month immediately following the month in which a Principal Prepayment or the Purchase Price of such Mortgage Loan is received or is deemed to have been received. With respect to each Mortgage Loan which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation. With respect to each Mortgage Loan which has become the object of a Debt Service Reduction, the amount of such Debt Service

Reduction. Notwithstanding the above, neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a Realized Loss hereunder so long as the Master Servicer has notified the Trustee in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage
Loan are being advanced on a current basis by the Master Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

        To the extent the Master Servicer receives Subsequent Recoveries with respect to any Mortgage Loan, the amount of the Realized Loss with respect to that Mortgage Loan will be reduced to the extent such recoveries are applied to reduce the Certificate Principal Balance of any Class of Certificates on any Distribution Date.

        Record Date: With respect to each Distribution Date and each Class of Certificates, the close of business on the last Business Day of the month next preceding the month in which the related Distribution Date occurs.

        Regular Certificates: The Class A Certificates, Class M Certificates and Class B Certificates.

        Regular Interest: Any one of the regular interests in the Trust Fund.

        Related Classes: As to any Uncertificated REMIC Regular Interest, those classes of Certificates identified as Related Classes of Certificates to such Uncertificated REMIC Regular Interest in the definition of Uncertificated REMIC Regular Interest.

        Relief Act: The Servicemembers Civil Relief Act.

        Relief Act Shortfalls: Interest shortfalls on the Mortgage Loans resulting from the Relief Act or similar legislation or regulations.

        REMIC: A "real estate mortgage investment conduit" within the meaning of
Section 860D of the Code.

        REMIC Administrator: Residential Funding Corporation. If Residential Funding Corporation is found by a court of competent jurisdiction to no longer be able to fulfill its obligations as REMIC Administrator under this Agreement the Master Servicer or Trustee acting as Master Servicer shall appoint a successor REMIC Administrator, subject to assumption of the REMIC Administrator obligations under this Agreement.

        REMIC I: The segregated pool of assets subject hereto, constituting a portion of the primary trust created hereby and to be administered hereunder, with respect to which a separate REMIC election is to be made (other than with respect to the items in clause (v) and the proceeds thereof), consisting of: (i) the Mortgage Loans and the related Mortgage Files; (ii) all payments on and collections in respect of the Mortgage Loans due after the Cut-off Date as shall be on deposit in the Custodial Account or in the Certificate Account and identified as belonging to the Trust Fund; (iii) property which secured a Mortgage Loans and which has been acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure;
(iv) the hazard insurance policies and Primary Insurance Policy pertaining to the Mortgage Loans, if any; and (v) all proceeds of clauses (i) through (iv) above.

        REMIC I Accrued Interest: With respect to each Distribution Date, as to any REMIC I Regular Interest, interest accrued during the related Interest Accrual Period at the related REMIC I Pass-Through Rate on the Uncertificated Principal Balance or Uncertificated Notional Amount thereof immediately prior to such Distribution Date. REMIC I Accrued Interest will be calculated on the basis of a 360-day year, consisting of twelve 30-day months. In each case REMIC I Accrued Interest on any REMIC I Regular Interest will be reduced by the amount of: (i) Prepayment Interest Shortfalls on all Mortgage Loans (to the extent not offset by the Master Servicer with a payment of Compensating Interest as provided in Section 4.02), (ii) the interest portion (adjusted to the Net
Mortgage Rate) of Realized Losses on all Mortgage Loans (including Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses), (iii) the interest portion of Advances that were (A) previously made with respect to a Mortgage Loan or REO Property on all Mortgage Loans which remained unreimbursed following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property or (B) made with respect to delinquencies that were ultimately determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, and (iv) any other interest shortfalls, including interest that is not collectible from the Mortgagor pursuant to the Relief Act or similar legislation or regulations as in effect from time to time, with all such reductions allocated among all of the REMIC I Regular Interests in proportion to their respective amounts of REMIC I Accrued Interest payable on such Distribution Date absent such reductions.

        REMIC I Pass-Through Rate: With respect to REMIC I Regular Interests I-SUB and I-ZZZ, 7.00%; with respect to REMIC I Regular Interest II-SUB and II-ZZZ, 6.50%; with respect to REMIC I Regular Interest III-SUB and III-ZZZ, 7.50%; with respect to REMIC I Regular Interest IV-SUB and IV-ZZZ, 8.50%; with respect to REMIC I Regular Interest A-I-PO and A-PO, 0.00%; with respect to each REMIC I IO-I Regular Interest, the Pool Strip Rate for the related Non-Discount Mortgage Loan in Loan Group I; and with respect to each REMIC I IO Regular Interest, the Pool Strip Rate for the related Non-Discount Mortgage Loan in each of Loan Group II, Loan Group III and Loan Group IV.

        REMIC I Regular Interests: Any of the separate non-certificated beneficial ownership interests in REMIC I issued hereunder and designated as a "regular interest" in REMIC I. Each such REMIC I Regular Interest shall accrue interest at the related REMIC I Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto. The following is a list of the REMIC I Regular Interests: REMIC I Regular Interest A-I-PO, REMIC I Regular Interest I-SUB, REMIC I Regular Interest I- ZZZ, REMIC I Regular Interest II-SUB, REMIC I Regular Interest II-ZZZ, REMIC I Regular
Interest III-SUB, REMIC I Regular Interest III-ZZZ, REMIC I Regular Interest IV-SUB, REMIC I Regular Interest IV-ZZZ, REMIC I Regular Interest A-PO, REMIC I IO-I Regular Interests and REMIC I IO Regular Interests.

        REMIC I Subordinated Balance Ratio: The ratio among the Uncertificated Principal Balances of each of the REMIC I Regular Interests ending with the designation "SUB" equal to the ratio among:

(1) the excess of (x) the aggregate of the Group I Pool Stated Principal Balance over (y) the aggregate Certificate Principal Balance of the Class A-I, Class A-I-PO, Class R-I and Class R-II Certificates;

(2) the excess of (x) the aggregate of the Group II Pool Stated Principal Balance over (y) the aggregate of the Certificate Principal Balance of the Class A-II Certificates and the portion of the Certificate Principal Balance of the Class A-PO Certificates that relates to the Group II Loans;

(3) the excess of (x) the aggregate of the Group III Pool Stated Principal Balance over (y) the aggregate of the Certificate Principal Balance of the Class A-III Certificates and the portion of the Certificate Principal Balance of the Class A-PO Certificates that relates to the Group III Loans; and

(4) the excess of (x) the aggregate of the Group IV Pool Stated Principal Balance over (y) the aggregate of the Certificate Principal Balance of the Class A-IV Certificates and the portion of the Certificate Principal Balance of the Class A-PO Certificates that relates to the Group IV Loans.

        REMIC II: The segregated pool of assets subject hereto, constituting a portion of the primary trust created hereby and to be administered hereunder, with respect to which a separate REMIC election is to be made, consisting of the REMIC I Regular Interests.

        REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and temporary and final regulations (or, to the extent not inconsistent with such temporary or final regulations, proposed regulations) and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

        REO Acquisition: The acquisition by the Master Servicer on behalf of the Trustee for the benefit of the Certificateholders of any REO Property pursuant to Section 3.14.

        REO Disposition: As to any REO Property, a determination by the Master Servicer that it has received substantially all Insurance Proceeds, Liquidation Proceeds, REO Proceeds and other payments and recoveries (including proceeds of a final sale) which the Master Servicer expects to be finally recoverable from the sale or other disposition of the REO Property.

        REO Imputed Interest: As to any REO Property, for any period, an amount equivalent to interest (at a rate equal to the sum of the Net Mortgage Rate, that would have been applicable to the related Mortgage Loan had it been outstanding) on the unpaid principal balance of the Mortgage Loan as of the date of acquisition thereof for such period.

        REO Proceeds: Proceeds, net of expenses, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property or, with respect to a Cooperative Loan, the related Cooperative Apartment) which proceeds are required to be deposited into the Custodial Account only upon the related REO Disposition.

        REO Property: A Mortgaged Property acquired by the Master Servicer through foreclosure or deed in lieu of foreclosure in connection with a defaulted Mortgage Loan.

        Reportable Modified Mortgage Loan: Any Mortgage Loan that (i) has been subject to an interest rate reduction, (ii) has been subject to a term extension or (iii) has had amounts owing on such Mortgage Loan capitalized by adding such amount to the Stated Principal Balance of such Mortgage Loan; provided, however, that a Mortgage Loan modified in accordance with clause (i) above for a temporary period shall not be a Reportable Modified Mortgage Loan if (a) such Mortgage Loan has not been delinquent in payments of principal and interest for six months since the date of such modification if that interest rate reduction is not made permanent thereafter or (b) if such Mortgage Loan is subject to a Deficient Valuation or Debt Service Reduction.

        Repurchase Event: As defined in the Assignment Agreement.

        Repurchase Price: With respect to any Deleted Mortgage Loan to be replaced by the substitution of one or more Qualified Substitute Mortgage Loans pursuant to Section 2.03, an amount, calculated by the Master Servicer equal to:(a) the unpaid principal balance of such Mortgage Loan (or, in the case of any REO Property, the related Mortgage Loan) (after application of all principal payments (including prepayments) collected and other principal amounts recovered on such Mortgage Loan) as of the date of receipt of the Repurchase Price or the date of substitution, as the case may be, hereunder; plus(b) unpaid interest accrued on such Mortgage Loan or Mortgage Loan related to an REO Property, as applicable, at the related Mortgage Rate (after application of all interest payments collected and other amounts recovered (and applied to accrued interest) on such Mortgage Loan) to, but not including, the Due Date in the Due Period during which the applicable purchase or substitution occurs; plus(c) any unreimbursed Servicing Advances, all accrued and unpaid interest on Advances, any unpaid servicing compensation (other than Master Servicer fees), and any unpaid or unreimbursed expenses of the Trust Fund allocable to such Mortgage Loan or Mortgage Loan related to an REO Property, as applicable, as of the date of receipt of such Repurchase Price or the date of substitution, as the case may be, hereunder; plus(d) in the event that such Mortgage Loan or Mortgage Loan related to an REO Property, as applicable, is required to be repurchased or replaced pursuant to Section 2.03, expenses reasonably incurred or to be incurred by the Master Servicer or the Trustee in respect of the breach or defect giving rise to the repurchase or replacement obligation, including any expenses arising out of the enforcement of the repurchase or replacement obligation.

        Request for Release: A request for release, the forms of which are attached as Exhibit G hereto, or an electronic request in a form acceptable to the Custodian.

        Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement, the Program Guide or the related Subservicing Agreement in respect of such Mortgage Loan.

        Residential  Funding:   Residential  Funding  Corporation,   a  Delaware
corporation, in its capacity as seller of the Mortgage Loans to the Depositor and any successor thereto.

        Responsible Officer: When used with respect to the Trustee, any officer of the Corporate Trust Department of the Trustee, including any Senior Vice President, any Vice President, any Assistant Vice President, any Assistant Secretary, any Trust Officer or Assistant Trust Officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers to whom, with respect to a particular matter, such matter is referred and with direct responsibility for the administration of this Agreement.

        Schedule of Discount Fractions: The schedule setting forth the Discount Fractions with respect to the Discount Mortgage Loans, attached as Exhibit P hereof.

        Security Agreement: With respect to a Cooperative Loan, the agreement creating a security interest in favor of the originator in the related Cooperative Stock.

        Senior Accelerated Distribution Percentage: With respect to each Loan Group and any Distribution Date occurring during the first five years after the Closing Date, 100%. With respect to any Distribution Date thereafter and each Loan Group, as follows:

        (i) for any Distribution Date during the sixth year after the Closing Date, the related Senior Percentage for such Distribution Date plus 70% of the related Subordinate Percentage for such Distribution Date;

        (ii) for any Distribution Date during the seventh year after the Closing Date, the related Senior Percentage for such Distribution Date plus 60% of the related Subordinate Percentage for such Distribution Date;

        (iii) for any Distribution Date during the eighth year after the Closing Date, the related Senior Percentage for such Distribution Date plus 40% of the related Subordinate Percentage for such Distribution Date;

        (iv) for any Distribution Date during the ninth year after the Closing Date, the related Senior Percentage for such Distribution Date plus 20% of the related Subordinate Percentage for such Distribution Date; and

        (v) for any Distribution Date thereafter, the Senior Percentage for such Distribution Date;

provided, however,

        (i) that any scheduled reduction to the related Senior Accelerated Distribution Percentage described above shall not occur as of any Distribution Date unless either

               (a)(1)(X) the outstanding principal balance of the Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding Certificate Principal Balance of the Subordinate Certificates, is less than 50% or (Y) the outstanding principal balance of the Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 2% and (2) Realized Losses on the Mortgage Loans to date for such Distribution Date if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date are less than 30%, 35%, 40%, 45% or 50%, respectively, of the sum of the Initial Certificate Principal Balances of the Subordinate Certificates or

               (b)(1) the outstanding principal balance of the Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 4% and
        (2) Realized Losses on the Mortgage Loans to date for such Distribution Date, if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date are less than 10%, 15%, 20%, 25% or 30%, respectively, of the sum of the Initial Certificate Principal Balances of the Subordinate Certificates, and

        (ii) that for any Distribution Date on which the weighted average of the Senior Percentages for each Loan Group, weighted on the basis of the Stated Principal Balances of the Mortgage Loans in the related Loan Group, exceeds the weighted average of the initial
               Senior Percentages (calculated on such basis) for each Loan Group, each of the Senior Accelerated Distribution Percentages for such Distribution Date will equal 100%.

Notwithstanding the foregoing, upon the reduction of the Certificate Principal Balances of the related Senior Certificates (other than the Principal Only
Certificates, if any) to zero, the related Senior Accelerated Distribution Percentage shall thereafter be 0%.

        Senior Certificates: Any of the Group I Senior Certificates, the Group II Senior Certificates, Group III Senior Certificates or the Group IV Senior Certificates as the context requires.

        Senior Percentage: As of any Distribution Date, the lesser of 100% and a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of (a) the Group I Senior Certificates (other than the Class A-I-PO Certificates), (b) the Class A-II Certificates, (c) the Class A-III Certificates, or (d) the Class A-IV Certificates, in each case immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of the Stated Principal Balance of each related Discount Mortgage Loan) in the related Loan Group immediately prior to such Distribution Date.

        Senior Principal Distribution Amount: As to any Distribution Date, the lesser of (a) the balance of the related Available Distribution Amount remaining after the distribution of all amounts required to be distributed pursuant to
Section 4.02(a)(i) and Section 4.02(a)(ii)(X) of this Agreement, and (b) the sum of the amounts required to be distributed to the related Senior Certificateholders on such Distribution Date pursuant to Section 4.02(a)(ii)(Y) of this Agreement.

        Servicing Accounts: The account or accounts created and maintained pursuant to Section 3.08.

        Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in connection with a default, delinquency or other unanticipated event by the Master Servicer in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property or, with respect to a Cooperative Loan, the related Cooperative Apartment, (ii) any enforcement or judicial proceedings, including foreclosures, including any expenses incurred in relation to any such proceedings that result from the Mortgage Loan being registered on the MERS System, (iii) the management and liquidation of any REO Property, (iv) any mitigation procedures implemented in accordance with Section 3.07 and (v) compliance with the obligations under Sections 3.01, 3.08, 3.12(a) and 3.14, including, if the Master Servicer or any Affiliate of the Master Servicer provides services such as appraisals and brokerage services that are customarily provided by Persons other than servicers of mortgage loans, reasonable compensation for such services.

        Servicing Fee: With respect to any Mortgage Loan and Distribution Date, the fee payable monthly to the Master Servicer in respect of master servicing compensation that accrues at an annual rate equal to the Servicing Fee Rate multiplied by the Stated Principal Balance of such Mortgage Loan as of the related Due Date in the related Due Period, as may be adjusted pursuant to
Section 3.16(e).

        Servicing Fee Rate: The sum of the per annum rates designated on the Mortgage Loan Schedule as the "MSTR SERV FEE" as may be adjusted with respect to successor Master Servicers as provided in Section 7.02.

        Servicing Modification: Any reduction of the interest rate on or the outstanding principal balance of a Mortgage Loan, any extension of the final maturity date of a Mortgage Loan, and any increase to the Stated Principal Balance of a Mortgage Loan by adding to the Stated Principal Balance unpaid principal and interest and other amounts owing under the Mortgage Loan, in each case pursuant to a modification of a Mortgage Loan that is in default or, in the judgment of the Master Servicer, default is reasonably foreseeable in accordance with Section 3.07(a).

        Servicing Officer: Any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Trustee by the Master Servicer, as such list may from time to time be amended.

        Special Hazard Amount: As of any Distribution Date, an amount equal to $2,225,209 minus the sum of (i) the aggregate amount of Special Hazard Losses allocated to the Mortgage Loans through Subordination in accordance with Section
4.05 and (ii) the Adjustment Amount (as defined below) as most recently calculated. For each anniversary of the Cut-off Date, the "Adjustment Amount" shall be equal to the amount, if any, by which the amount calculated in accordance with the preceding sentence (without giving effect to the deduction of the Adjustment Amount for such anniversary) exceeds the greater of (A) the greatest of (i) twice the outstanding principal balance of the Mortgage Loan that has the largest outstanding principal balance on the Distribution Date immediately preceding such anniversary, (ii) the product of 1.00% multiplied by the outstanding principal balance of all Mortgage Loans on the Distribution Date immediately preceding such anniversary and (iii) the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the Mortgage Loans in any single five-digit California zip code area with the largest amount of Mortgage Loans by aggregate principal balance as of such anniversary and (B) the greater of (i) the product of 0.50% multiplied by the outstanding principal balance of all Mortgage Loans on the Distribution Date immediately preceding such anniversary multiplied by a fraction, the numerator of which is equal to the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of all of the Mortgage Loans secured by Mortgaged Properties located in the State of California divided by the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of all of the Mortgage Loans, expressed as a percentage, and the denominator of which is equal to 30.08% (which percentage is equal to the percentage of Mortgage Loans initially secured by Mortgaged Properties located in the State of California) and (ii) the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the largest Mortgage Loan secured by a Mortgaged Property located in the State of California. The Special Hazard Amount may be further reduced by the Master Servicer (including accelerating the manner in which coverage is reduced) provided that prior to any such reduction, the Master Servicer shall obtain the written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to the Class A, Class M and Class B Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency.

        Special Hazard Loss: Any Realized Loss not in excess of the lesser of the cost of repair or the cost of replacement of a Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) suffered by such Mortgaged Property (or Cooperative Apartment) on account of direct physical loss, exclusive of (i) any loss of a type covered by a hazard policy or a flood insurance policy required to be maintained in respect of such Mortgaged Property pursuant to Section 3.12(a), except to the extent of the portion of such loss not covered as a result of any coinsurance provision and (ii) any Extraordinary Loss.

        Standard & Poor's: Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or its successor in interest.

        Startup Date: The day designated as such pursuant to Article X hereof.

        Stated Principal Balance: With respect to any Mortgage Loan or related REO Property, at any given time, (i) the sum of (a) Cut-off Date Principal Balance of the Mortgage Loan, plus (b) any amount by which the Stated Principal Balance of the Mortgage Loan has been increased pursuant to a Servicing Modification, minus (ii) the sum of (x) the principal portion of the Monthly Payments due with respect to such Mortgage Loan or REO Property during each Due Period commencing on the first Due Period after the Cut-Off Date and ending with the Due Period related to the most recent Distribution Date which were received or with respect to which an Advance was made, (y) all Principal Prepayments with respect to such Mortgage Loan or REO Property, and all Insurance Proceeds, Liquidation Proceeds and REO Proceeds, to the extent applied by the Master Servicer as recoveries of principal in accordance with Section 3.14 with respect to such Mortgage Loan or REO Property, in each case which were distributed pursuant to Section 4.02 or 4.03 on any previous Distribution Date, and (z) any Realized Loss allocated to Certificateholders with respect thereto for any previous Distribution Date.

        Subclass: With respect to the Class A-I-IO Certificates, any Subclass thereof issued pursuant to Section 5.01(d). Any such Subclass will represent the Uncertificated Class A-I-IO REMIC II Regular Interest or Interests specified by the initial Holder of the Class A-I-IO Certificates pursuant to Section 5.01(d). With respect to the Class A-IO Certificates, any Subclass thereof issued pursuant to Section 5.01(d). Any such Subclass will represent the Uncertificated Class A-IO REMIC II

Regular Interest or Interests specified by the initial Holder of the Class A-IO Certificates pursuant to Section 5.01(d).

        Subordination: The provisions described in Section 4.05 relating to the allocation of Realized Losses.

        Subordinate Certificate: Any one of the Class M Certificates or Class B Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B and Exhibit C, respectively.

        Subordinate Class Percentage: With respect to any Distribution Date and any Class of Subordinate Certificates, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of such Class of Subordinate Certificates immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of the Stated Principal Balance of each Discount Mortgage Loan) immediately prior to such Distribution Date.

        Subordinate Percentage: As of any Distribution Date, 100% minus the related Senior Percentage as of such Distribution Date.

        Subordinate Principal Distribution Amount: With respect to any Distribution Date and each Class of Subordinate Certificates, (a) the sum of (i) the product of (x) the related Subordinate Class Percentage for such Class and
(y) the aggregate of the amounts calculated for such Distribution Date under clauses (1), (2) and (3) of Section 4.02(a)(ii)(Y)(A) of this Agreement (without giving effect to the related Senior Percentage), to the extent not payable to the related Senior Certificates; (ii) such Class's pro rata share, based on the Certificate Principal Balance of each Class of Subordinate Certificates then outstanding, of the principal collections described in Section 4.02(a)(ii)(Y)(B)(b) of this Agreement (without giving effect to the related Senior Accelerated Distribution Percentage) to the extent such collections are not otherwise distributed to the related Senior Certificates; (iii) the product of (x) the related Prepayment Distribution Percentage and (y) the aggregate of all Principal Prepayments in Full received in the related Prepayment Period and Curtailments received in the preceding calendar month (other than the related Discount Fraction of such Principal Prepayments in Full and Curtailments with respect to a Discount Mortgage Loan) to the extent not payable to the related Senior Certificates; (iv) if such Class is the Class of Subordinate Certificates with the Highest Priority, any Excess Subordinate Principal Amount for such Distribution Date; and (v) any amounts described in clauses (i), (ii) and (iii) as determined for any previous Distribution Date, that remain undistributed to the extent that such amounts are not attributable to Realized Losses which have been allocated to a Class of Subordinate Certificates minus (b) the sum of (i) with respect to the Class of Subordinate Certificates with the Lowest Priority, any Excess Subordinate Principal Amount for such Distribution Date; provided, however, that the Subordinate Principal Distribution Amount for any Class of Subordinate Certificates on any Distribution Date shall in no event exceed the outstanding Certificate Principal Balance of such Class of Certificates immediately prior to such date; and (ii) the Capitalization Reimbursement Amount for such Distribution Date, other than the related Discount Fraction of any portion of that amount related to each Discount Mortgage Loan, multiplied by a fraction, the numerator of which is the Subordinate Principal Distribution Amount for such Class of Subordinate Certificates, without giving effect to this clause (b)(ii), and the denominator of which is the sum of the principal distribution amounts for all Classes of Certificates other than the Class A-P Certificates, without giving effect to any reductions for the Capitalization Reimbursement Amount.

        Subsequent Recoveries: As of any Distribution Date, amounts received by the Master Servicer (net of any related expenses permitted to be reimbursed pursuant to Section 3.10) or surplus amounts held by the Master Servicer to cover estimated expenses (including, but not limited to, recoveries in respect of the representations and warranties made by the related Seller pursuant to the applicable Seller's Agreement and assigned to the Trustee pursuant to Section 2.04) specifically related to a Mortgage Loan that was the subject of a Cash Liquidation or an REO Disposition prior to the related Prepayment Period that resulted in a Realized Loss.

        Subserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is subject to a Subservicing Agreement.

        Subservicer: Any Person with whom the Master Servicer has entered into a Subservicing Agreement and who generally satisfied the requirements set forth in the Program Guide in respect of the qualification of a Subservicer as of the date of its approval as a Subservicer by the Master Servicer.

        Subservicer  Advance:  Any  delinquent   installment  of  principal  and
interest on a Mortgage Loan which is advanced by the related Subservicer (net of its Subservicing Fee) pursuant to the Subservicing Agreement.

        Subservicing Account: An account established by a Subservicer in accordance with Section 3.08.

        Subservicing Agreement: The written contract between the Master Servicer and any Subservicer relating to servicing and administration of certain Mortgage Loans as provided in Section 3.02, generally in the form of the servicer contract referred to or contained in the Program Guide or in such other form as has been approved by the Master Servicer and the Depositor.

        Subservicing Fee: As to any Mortgage Loan, the fee payable monthly to the related Subservicer (or, in the case of a Nonsubserviced Mortgage Loan, to the Master Servicer) in respect of subservicing and other compensation that accrues with respect to each Distribution Date at an annual rate equal to the Subservicing Fee Rate multiplied by the Stated Principal Balance of such Mortgage Loan as of the related Due Date in the related Due Period.

        Subservicing Fee Rate: The per annum rate designated on the Mortgage Loan Schedule as the "SUBSERV FEE".

        Tax Returns: The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of REMIC I and REMIC II due to their classification as REMICs under the REMIC Provisions, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal

Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

        Transfer: Any direct or indirect transfer, sale, pledge, hypothecation or other form of assignment of any Ownership Interest in a Certificate.

        Transferee: Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

        Transferor: Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

        Trust Fund: Collectively, the assets of REMIC I and REMIC II.

        Uniform Single Attestation Program for Mortgage Bankers: The Uniform Single Attestation Program for Mortgage Bankers, as published by the Mortgage Bankers Association of America and effective with respect to fiscal periods ending on or after December 15, 1995.

        Uncertificated Accrued Interest: With respect to each Distribution Date, as to each Uncertificated Class A-I-IO REMIC II Regular Interest or Uncertificated Class A-IO REMIC II Regular Interest, an amount equal to the aggregate amount of Accrued Certificate Interest that would result under the terms of the definition thereof with respect to the Class A-I-IO Certificates or Class A-IO Certificates, as the case may be, or the related Subclass, if the Pass-Through Rate on such Certificate or Subclass were equal to the related Uncertificated Pass-Through Rate and the notional amount of such Certificate or Subclass were equal to the related Uncertificated Notional Amount, and any reduction in the amount of Accrued Certificate Interest resulting from the allocation of Prepayment Interest Shortfalls, Realized Losses or other amounts to the Class A-I-IO Certificates or Class A-IO Certificates, as the case may be, pursuant to Section 4.05 hereof shall be allocated to the Uncertificated Class A-I-IO REMIC II Regular Interests or Uncertificated Class A-IO REMIC II Regular Interests, respectively, in each case pro rata in accordance with the amount of interest accrued with respect to each related Uncertificated Class A-I-IO REMIC II Regular Interest or Uncertificated Class A-IO REMIC II Regular Interest, as the case may be, and such Distribution Date.

        Uncertificated Class A-I-IO REMIC II Regular Interests: The 118 uncertificated partial undivided beneficial ownership interests in the Trust Fund, relating to each Non-Discount Mortgage Loan in Loan Group I having a Net Mortgage Rate greater than 7.00%, identified on the related Mortgage Loan Schedule, each having no principal balance, and each bearing interest at a per annum rate equal to the related Pool Strip Rate on a notional balance equal to the Stated Principal Balance of the related Non-Discount Mortgage Loan.

        Uncertificated Class A-IO REMIC II Regular Interests: The 521 uncertificated partial undivided beneficial ownership interests in the Trust Fund, relating to each Non-Discount Mortgage Loan in Loan Group II, Loan Group III and Loan Group IV having a Net Mortgage Rate greater than 6.50%, 7.50% and 8.50%, respectively, identified on the related Mortgage Loan Schedule, each having no principal balance, and each bearing interest at a per annum rate equal to the related Pool Strip Rate on a notional balance equal to the Stated Principal Balance of the related Non-Discount Mortgage Loan.

        Uncertificated Notional Amount: With respect to each REMIC I IO-I Regular Interest, an amount equal to the aggregate Stated Principal Balance of the related Non-Discount Mortgage Loan in Loan Group I. With respect to each REMIC I IO Regular Interest, an amount equal to the aggregate Stated Principal Balance of the related Non-Discount Mortgage Loan in Loan Group II, Loan Group III and Loan Group IV. With respect to each Uncertificated Class A-I-IO REMIC II Regular Interest, the Uncertificated Notional Amount of the related REMIC I IO-I Regular Interest. With respect to each Uncertificated Class A-IO REMIC II Regular Interest, the Uncertificated Notional Amount of the related REMIC I IO Regular Interest.

        Uncertificated Pass-Through Rate: With respect to each Uncertificated Class A-I-IO REMIC II Regular Interest or Uncertificated Class A-IO REMIC II Regular Interest, a per annum rate equal to the Pool Strip Rate with respect to the related Mortgage Loan.

        Uncertificated Principal Balance: With respect to each REMIC I Regular Interest on any date of determination, the amount set forth in the Preliminary Statement hereto minus the sum of (x) the aggregate of all amounts previously deemed distributed with respect to such interest and applied to reduce the Uncertificated Principal Balance thereof pursuant to Section 10.04 and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses that were previously deemed allocated to the Uncertificated Principal Balance of such REMIC I Regular Interest pursuant to Section 10.04.

        Uncertificated REMIC Regular Interest Distribution Amount: With respect to any Distribution Date, the sum of the amounts deemed to be distributed on the Uncertificated REMIC Regular Interests for such Distribution Date pursuant to
Section 10.05(a).

        Uncertificated REMIC Regular Interests: The Uncertificated Class A-I-IO REMIC II Regular Interests and the Uncertificated Class A-IO REMIC II Regular Interests.

        Uninsured Cause: Any cause of damage to property subject to a Mortgage such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies.

        United States Person: A citizen or resident of the United States, a corporation, partnership or other entity (treated as a corporation or partnership for United States federal income tax purposes) created or organized in, or under the laws of, the United States, any state thereof, or the District of Columbia (except in the case of a partnership, to the extent provided in Treasury regulations) provided that, for purposes solely of the restrictions on the transfer of Class R Certificates, no partnership or other entity treated as a partnership for United States federal income tax purposes shall be treated as a United States Person unless all persons that own an interest in such partnership either directly or through any entity that is not a corporation for United States federal income tax purposes are required by the applicable operative agreement to be United States Persons, or an estate that is described in Section 7701(a)(30)(D) of the Code, or a trust that is described in Section 7701(a)(30)(E) of the Code.

        VA: The Veterans Administration, or its successor.

        Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate. 97.00% of all of the Voting Rights shall be allocated among Holders of the Class

A  Certificates  (other  than  the  Interest  Only  Certificates),  the  Class M
Certificates and the Class B Certificates, in proportion to the outstanding Certificate Principal Balances of their respective Certificates; 1% of all of the Voting Rights shall be allocated among Holders of the Class A-I-IO Certificates; 1% of all of the Voting Rights shall be allocated among Holders of the Class A-IO Certificates; and 0.5% and 0.5% of all of the Voting Rights shall be allocated among the Holders of the Class R-I Certificates and Class R-II Certificates, respectively, in each case to be allocated among the Certificates of such Class in accordance with their respective Percentage Interest.

                                          ARTICLE II

                                CONVEYANCE OF MORTGAGE LOANS;
                              ORIGINAL ISSUANCE OF CERTIFICATES

        Section 2.01. Conveyance of Mortgage Loans.

        (a) The Depositor, concurrently with the execution and delivery hereof, does hereby assign to the Trustee without recourse all the right, title and interest of the Depositor in and to (i) the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off Date; and (ii) all proceeds of the foregoing.

        The Depositor, the Master Servicer and the Trustee agree that it is not intended that any mortgage loan be included in the Trust that is either (i) a "High-Cost Home Loan" as defined in the New Jersey Home Ownership Act effective November 27, 2003 or (ii) a "High-Cost Home Loan" as defined in the New Mexico Home Loan Protection Act effective January 1, 2004.

        (b) In connection with such assignment, and contemporaneously with the delivery of this Agreement, and except as set forth in Section 2.01(c) below, the Depositor does hereby deliver to, and deposit with, the Trustee, or to and with one or more Custodians, as the duly appointed agent or agents of the Trustee for such purpose, the following documents or instruments (or copies thereof as permitted by this Section)

        (I) with respect to each Mortgage Loan so assigned (other than a Cooperative Loan):

               (i) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

               (ii) The original Mortgage, noting the presence of the MIN of the Mortgage Loan and language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan, with evidence of recording thereon or, if the original Mortgage has not yet been returned from the public recording office, a copy of the original Mortgage with evidence of recording indicated thereon;

               (iii)  Unless the  Mortgage  Loan is  registered  on the  MERS(R)
        System, the Assignment (which may be included in one or more blanket assignments if permitted by applicable law) of the Mortgage to the Trustee with evidence of recording indicated thereon or a copy of such assignment with evidence of recording indicated thereon;

               (iv) The original recorded assignment or assignments of the Mortgage showing an unbroken chain of title from the originator to the Person assigning it to the Trustee (or to

        MERS, if the Mortgage Loan is registered on the MERS(R) System and noting the presence of a MIN) with evidence of recordation noted thereon or attached thereto, or a copy of such assignment or assignments of the Mortgage with evidence of recording indicated thereon;

               (v) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Mortgage Loan, or a copy of each modification, assumption agreement or preferred loan agreement; and

        and (II) with respect to each Cooperative Loan so assigned:

               (i) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

               (ii) A counterpart of the Cooperative Lease and the Assignment of Proprietary Lease to the originator of the Cooperative Loan with intervening assignments showing an unbroken chain of title from such originator to the Trustee;

               (iii) The related Cooperative Stock Certificate, representing the related Cooperative Stock pledged with respect to such Cooperative Loan, together with an undated stock power (or other similar instrument) executed in blank;

               (iv) The original recognition agreement by the Cooperative of the interests of the mortgagee with respect to the related Cooperative Loan;

               (v) The Security Agreement;

               (vi) Copies of the original UCC-1 financing statement, and any continuation statements, filed by the originator of such Cooperative Loan as secured party, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

               (vii) Copies of the filed UCC-3 assignments of the security interest referenced in clause (vi) above showing an unbroken chain of title from the originator to the Trustee, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

               (viii) An executed assignment of the interest of the originator in the Security Agreement, Assignment of Proprietary Lease and the recognition agreement referenced in clause (iv) above, showing an unbroken chain of title from the originator to the Trustee;

               (ix) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Cooperative Loan; and

               (x) A duly completed UCC-1 financing statement showing Residential Funding as debtor, the Depositor as secured party and the Trustee as assignee and a duly completed UCC-1 financing statement showing the Depositor as debtor and the Trustee as secured party, each in a form sufficient for filing, evidencing the interest of such debtors in the Cooperative Loans.

        The Depositor may, in lieu of delivering the original of the documents set forth in Section 2.01(b)(I)(ii), (iii), (iv) and (v) and Section
(b)(II)(ii), (iv), (vii), (ix) and (x) (or copies thereof as permitted by Section 2.01(b)) to the Trustee or the Custodian or Custodians, deliver such documents to the Master Servicer, and the Master Servicer shall hold such documents in trust for the use and benefit of all present and future Certificateholders until such time as is set forth in the next sentence. Within thirty Business Days following the earlier of (i) the receipt of the original of all of the documents or instruments set forth in Section 2.01(b)(I)(ii), (iii),
(iv) and (v) and Section (b)(II)(ii), (iv), (vii), (ix) and (x) (or copies thereof as permitted by such Section) for any Mortgage Loan and (ii) a written request by the Trustee to deliver those documents with respect to any or all of the Mortgage Loans then being held by the Master Servicer, the Master Servicer shall deliver a complete set of such documents to the Trustee or the Custodian or Custodians that are the duly appointed agent or agents of the Trustee.

        (c) In connection with any Mortgage Loan, if the Depositor cannot deliver the original of the Mortgage, any assignment, modification, assumption agreement or preferred loan agreement (or copy thereof as permitted by Section 2.01(b)) with evidence of recording thereon concurrently with the execution and delivery of this Agreement because of (i) a delay caused by the public recording office where such Mortgage, assignment, modification, assumption agreement or preferred loan agreement as the case may be, has been delivered for recordation, or (ii) a delay in the receipt of certain information necessary to prepare the related assignments, the Depositor shall deliver or cause to be delivered to the Trustee or the respective Custodian a copy of such Mortgage, assignment, modification, assumption agreement or preferred loan agreement.

        The Depositor shall promptly cause to be recorded in the appropriate public office for real property records the Assignment referred to in clause
(I)(iii) of Section 2.01(b), except (a) in states where, in the opinion of counsel acceptable to the Trustee and the Master Servicer, such recording is not required to protect the Trustee's interests in the Mortgage Loan or (b) if MERS is identified on the Mortgage or on a properly recorded assignment of the Mortgage as the mortgagee of record solely as nominee for Residential Funding and its successors and assigns, and shall promptly cause to be filed the Form UCC-3 assignment and UCC-1 financing statement referred to in clause (II)(vii) and (x), respectively, of Section 2.01(b). If any Assignment, Form UCC-3 or Form UCC-1, as applicable, is lost or returned unrecorded to the Depositor because of any defect therein, the Depositor shall prepare a substitute Assignment, Form UCC-3 or Form UCC-1, as applicable, or cure such defect, as the case may be, and cause such Assignment, Form UCC-3 or Form UCC-1, as applicable, to be recorded in accordance with this paragraph. The Depositor shall promptly deliver or cause to be delivered to the Trustee or the respective Custodian such Mortgage or Assignment, Form UCC-3 or Form UCC-1, as applicable (or copy thereof as permitted by Section 2.01(b)), with evidence of recording indicated thereon upon receipt thereof from the public recording office or from the related Subservicer. In connection with its servicing of Cooperative Loans, the Master Servicer will use its best efforts to file timely continuation statements with regard to each financing statement and assignment relating to Cooperative Loans as to which the related Cooperative Apartment is located outside of the State of New York.

        If the Depositor delivers to the Trustee or Custodian any Mortgage Note or Assignment of Mortgage in blank, the Depositor shall, or shall cause the Custodian to, complete the endorsement of the Mortgage Note and the Assignment of Mortgage in the name of the Trustee in conjunction with the Interim Certification issued by the Custodian, as contemplated by Section 2.02.

        Any of the items set forth in Sections  2.01(b)(I)(ii),  (iii), (iv) and
(v) and (II)(vi) and (vii) and that may be delivered as a copy rather than the original may be delivered to the Trustee or the Custodian.

        In connection with the assignment of any Mortgage Loan registered on the MERS(R) System, the Depositor further agrees that it will cause, at the Depositor's own expense, within 30 days after the Closing Date, the MERS(R) System to indicate that such Mortgage Loans have been assigned by the Depositor to the Trustee in accordance with this Agreement for the benefit of the Certificateholders by including (or deleting, in the case of Mortgage Loans which are repurchased in accordance with this Agreement) in such computer files
(a) the code in the field which identifies the specific Trustee and (b) the code in the field "Pool Field" which identifies the series of the Certificates issued in connection with such Mortgage Loans. The Depositor further agrees that it will not, and will not permit the Master Servicer to, and the Master Servicer agrees that it will not, alter the codes referenced in this paragraph with respect to any Mortgage Loan during the term of this Agreement unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.

        (d) It is intended that the conveyances by the Depositor to the Trustee of the Mortgage Loans as provided for in this Section 2.01 be construed as a sale by the Depositor to the Trustee of the Mortgage Loans for the benefit of the Certificateholders. Further, it is not intended that any such conveyance be deemed to be a pledge of the Mortgage Loans by the Depositor to the Trustee to secure a debt or other obligation of the Depositor. However, in the event that the Mortgage Loans are held to be property of the Depositor or of Residential Funding, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans, then it is intended that (a) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (b) the conveyances provided for in this Section 2.01 shall be deemed to be (1) a grant by the Depositor to the Trustee of a security interest in all of the Depositor's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to (A) the Mortgage Loans, including (i) with respect to each Cooperative Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock Certificate and Cooperative Lease, (ii) with respect to each Mortgage Loan other than a Cooperative Loan, the related Mortgage Note and Mortgage, and (iii) any insurance policies and all other documents in the related Mortgage File, (B) all amounts payable pursuant to the Mortgage Loans in accordance with the terms thereof and (C) any and all general intangibles consisting of, arising from or relating to any of the foregoing, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Certificate Account or the Custodial Account, whether in the form of cash, instruments, securities or other property and (2) an assignment by the

Depositor to the Trustee of any security interest in any and all of Residential Funding's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the property described in the foregoing clauses (1)(A), (B) and (C) granted by Residential Funding to the Depositor pursuant to the Assignment Agreement; (c) the possession by the Trustee, the Custodian or any other agent of the Trustee of Mortgage Notes or such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party," or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the Uniform Commercial Code as in effect in the States of New York and Minnesota and any other applicable jurisdiction; and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law.

        The Depositor and, at the Depositor's direction, Residential Funding and the Trustee shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans and the other property described above, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. Without limiting the generality of the foregoing, the Depositor shall prepare and deliver to the Trustee not less than 15 days prior to any filing date and, the Trustee shall forward for filing, or shall cause to be forwarded for filing, at the expense of the Depositor, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect the Trustee's security interest in or lien on the Mortgage Loans as evidenced by an Officers' Certificate of the Depositor, including without limitation (x) continuation statements, and (y) such other statements as may be occasioned by (1) any change of name of Residential Funding, the Depositor or the Trustee (such preparation and filing shall be at the expense of the Trustee, if occasioned by a change in the Trustee's name),
(2) any change of location of the place of business or the chief executive office of Residential Funding or the Depositor or (3) any transfer of any interest of Residential Funding or the Depositor in any Mortgage Loan.

        Section 2.02. Acceptance by Trustee.

        The Trustee acknowledges receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(b)(I)(i) and Section 2.01(b)(II)(i), (iii), (v), (vi) and (viii) above (except that for purposes of such acknowledgment only, a Mortgage Note may be endorsed in blank and an Assignment of Mortgage may be in blank) and declares that it, or a Custodian as its agent, holds and will hold such documents and the other documents constituting a part of the Mortgage Files delivered to it, or a Custodian as its agent, in trust for the use and benefit of all present and future Certificateholders. The Trustee or Custodian (such Custodian being so obligated under a Custodial Agreement) agrees, for the benefit of Certificateholders, to review each Mortgage File delivered to it pursuant to
Section 2.01(b) within 45 days after the Closing Date to ascertain that all required documents (specifically as set forth in Section 2.01(b)), have been executed and received, and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, as supplemented, that have been conveyed to it, and to deliver to the Trustee a certificate (the "Interim

Certification") to the effect that all documents required to be delivered pursuant to Section 2.01(b) above have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification. Upon delivery of the Mortgage Files by the Depositor or the Master Servicer, the Trustee shall acknowledge receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification (the "Final Certification") executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(c) above. If the Custodian, as the Trustee's agent, finds any document or documents constituting a part of a Mortgage File to be missing or defective, the Trustee, after receiving notice from the Custodian shall promptly so notify the Master Servicer and the Depositor; provided, that if the Mortgage Loan related to such Mortgage File is listed on Schedule A of the Assignment Agreement, no notification shall be necessary. Pursuant to Section 2.3 of the Custodial Agreement, the Custodian will notify the Master Servicer, the Depositor and the Trustee of any such omission or defect found by it in respect of any Mortgage File held by it. If such omission or defect materially and adversely affects the interests in the related Mortgage Loan of the Certificateholders, the Master Servicer shall promptly notify the related Subservicer of such omission or defect and request that such Subservicer correct or cure such omission or defect within 60 days from the date the Master Servicer was notified of such omission or defect and, if such Subservicer does not correct or cure such omission or defect within such period, that such Subservicer purchase such Mortgage Loan from the Trust Fund at its Purchase Price, in either case within 90 days from the date the Master Servicer was notified of such omission or defect; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered; and provided further, that no cure, substitution or repurchase shall be required if such omission or defect is in respect of a Mortgage Loan listed on Schedule A of the Assignment Agreement. The Purchase Price for any such Mortgage Loan shall be deposited or caused to be deposited by the Master Servicer in the Custodial Account maintained by it pursuant to Section 3.07 and, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Subservicer or its designee, as the case may be, any Mortgage Loan released pursuant hereto and thereafter such Mortgage Loan shall not be part of the Trust Fund. In furtherance of the foregoing, if the Subservicer or Residential Funding that repurchases the Mortgage Loan is not a member of MERS and the Mortgage is registered on the MERS(R) System, the Master Servicer, at its own expense and without any right of reimbursement, shall cause MERS to execute and deliver an assignment of the Mortgage in recordable form to transfer the Mortgage from MERS to such Subservicer or Residential Funding and shall cause such Mortgage to be removed from registration on the MERS(R) System in accordance with MERS' rules and regulations. It is understood and agreed that the obligation of the Subservicer, to so cure or purchase any Mortgage Loan as to which a material and adverse defect in or omission of a constituent document exists shall constitute the sole remedy respecting such defect or omission available to Certificateholders or the Trustee on behalf of Certificateholders.

        Section 2.03. Representations, Warranties and Covenants of the Master Servicer and the Depositor.

        (a) The Master Servicer hereby represents and warrants to the Trustee for the benefit of the Certificateholders that:

               (i) The Master Servicer is a corporation duly organized, validly existing and in good standing under the laws governing its creation and existence and is or will be in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan in accordance with the terms of this Agreement;

               (ii) The execution and delivery of this Agreement by the Master Servicer and its performance and compliance with the terms of this Agreement will not violate the Master Servicer's Certificate of Incorporation or Bylaws or constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the material breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or which may be applicable to the Master Servicer or any of its assets;

               (iii) This Agreement, assuming due authorization, execution and delivery by the Trustee and the Depositor, constitutes a valid, legal and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

               (iv) The Master Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Master Servicer or its properties or might have consequences that would materially adversely affect its performance hereunder;

               (v) No litigation is pending or, to the best of the Master Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement;

               (vi) The Master Servicer will comply in all material respects in the performance of this Agreement with all reasonable rules and requirements of each insurer under each Required Insurance Policy;

               (vii) No information, certificate of an officer, statement furnished in writing or report delivered to the Depositor, any Affiliate of the Depositor or the Trustee by the Master Servicer will, to the knowledge of the Master Servicer, contain any untrue statement of a material fact or omit a material fact necessary to make the information, certificate, statement or report not misleading;

               (viii) The Master Servicer has examined each existing, and will examine each new, Subservicing Agreement and is or will be familiar with the terms thereof. The terms of each existing Subservicing Agreement and each designated Subservicer are acceptable to the

        Master Servicer and any new Subservicing Agreements will comply with the provisions of
        Section 3.02; and

               (ix) The Master Servicer is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS.

        It is understood and agreed that the representations and warranties set forth in this Section 2.03(a) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian. Upon discovery by either the Depositor, the Master Servicer, the Trustee or any Custodian of a breach of any representation or warranty set forth in this Section 2.03(a) which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). Within 90 days of its discovery or its receipt of notice of such breach, the Master Servicer shall either (i) cure such breach in all material respects or
(ii) to the extent that such breach is with respect to a Mortgage Loan or a related document, purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. The obligation of the Master Servicer to cure such breach or to so purchase such Mortgage Loan shall constitute the sole remedy in respect of a breach of a representation and warranty set forth in this Section 2.03(a) available to the Certificateholders or the Trustee on behalf of the Certificateholders.

        (b) The Depositor hereby represents and warrants to the Trustee for the benefit of the Certificateholders that as of the Closing Date (or, if otherwise specified below, as of the date so specified): (i) The information set forth in Exhibits F-1, F-2, F-3 and F-4 hereto with respect to each Mortgage Loan or the Mortgage Loans, as the case may be, is true and correct in all material respects at the respective date or dates which such information is furnished; (ii) Immediately prior to the conveyance of the Mortgage Loans to the Trustee, the Depositor had good title to, and was the sole owner of, each Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest (other than rights to servicing and related compensation) and such conveyance validly transfers ownership of the Mortgage Loans to the Trustee free and clear of any pledge, lien, encumbrance or security interest; and (iii) Each Mortgage Loan constitutes a qualified mortgage under Section 860G(a)(3)(A) of the Code and Treasury Regulations Section 1.860G-2(a)(1). It is understood and agreed that the representations and warranties set forth in this Section 2.03(b) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian. Upon discovery by any of the Depositor, the Master Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties set forth in this Section 2.03(b) which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement); provided, however, that in the event of a breach of the representation and warranty set forth in Section 2.03(b)(iii), the party discovering such breach shall give such notice within five days of discovery. Within 90 days of its discovery or its receipt of notice of breach, the Depositor shall either (i) cure such breach in all material respects or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that the Depositor shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure, substitution or repurchase must occur within 90 days from the date such breach was discovered. Any such substitution shall be effected by the Depositor under the same terms and conditions as provided in Section 2.04 for substitutions by Residential Funding. It is understood and agreed that the obligation of the Depositor to cure such breach or to so purchase or substitute for any Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on behalf of the Certificateholders. Notwithstanding the foregoing, the Depositor shall not be required to cure breaches or purchase or substitute for Mortgage Loans as provided in this
Section 2.03(b) if the substance of the breach of a representation set forth above also constitutes fraud in the origination of the Mortgage Loan.

        Section 2.04. Representations and Warranties of Residential Funding.

        The Depositor, as assignee of Residential Funding under the Assignment Agreement, hereby assigns to the Trustee for the benefit of the Certificateholders all of its right, title and interest in respect of the Assignment Agreement applicable to a Mortgage Loan. Insofar as the Assignment Agreement relates to the representations and warranties made by Residential Funding in respect of such Mortgage Loan and any remedies provided thereunder for any breach of such representations and warranties, such right, title and interest may be enforced by the Master Servicer on behalf of the Trustee and the Certificateholders.

        Upon the discovery by the Depositor, the Master Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties made in the Assignment Agreement in respect of any Mortgage Loan or of any Repurchase Event which materially and adversely affects the interests of the Certificateholders in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). The Master Servicer shall promptly notify Residential Funding of such breach or Repurchase Event and request that Residential Funding either (i) cure such breach or Repurchase Event in all material respects within 90 days from the date the Master Servicer was notified of such breach or Repurchase Event or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that, in the case of a breach or Repurchase Event under the Assignment Agreement, Residential Funding shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or substitution must occur within 90 days from the date the breach was discovered. If the breach of representation and warranty that gave rise to the obligation to repurchase or substitute a Mortgage Loan pursuant to Section 4 of the Assignment Agreement was the representation and warranty set forth in Section 4(y) thereof, then the Master Servicer shall request that Residential Funding pay to the Trust Fund, concurrently with and in addition to the remedies provided in the preceding sentence, an amount equal to any liability, penalty or expense that was actually incurred and paid out of or on behalf of the Trust Fund, and that directly resulted from such breach, or if incurred and paid by the Trust Fund thereafter, concurrently with such payment. In the event that Residential Funding elects to substitute a Qualified Substitute Mortgage Loan or Loans for a Deleted Mortgage Loan pursuant to this Section 2.04, Residential Funding shall deliver to the

Trustee for the benefit of the Certificateholders with respect to such Qualified Substitute Mortgage Loan or Loans, the original Mortgage Note, the Mortgage, an Assignment of the Mortgage in recordable form, and such other documents and agreements as are required by Section 2.01, with the Mortgage Note endorsed as required by Section 2.01. No substitution will be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the Master Servicer and remitted by the Master Servicer to Residential Funding on the next succeeding Distribution Date. For the month of substitution, distributions to the Certificateholders will include the Monthly Payment due on a Deleted Mortgage Loan for such month and thereafter Residential Funding shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The Master Servicer shall amend or cause to be amended the Mortgage Loan Schedule for the benefit of the Certificateholders to reflect the removal of such Deleted Mortgage Loan and the substitution of the Qualified Substitute Mortgage Loan or Loans and the Master Servicer shall deliver the amended Mortgage Loan Schedule to the Trustee and the Custodian. Upon such substitution, the Qualified
Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement and the related Subservicing Agreement in all respects, and
Residential Funding shall be deemed to have made the representations and warranties with respect to the Qualified Substitute Mortgage Loan contained in
Section 4 of the Assignment Agreement, as of the date of substitution, and the covenants, representations and warranties set forth in this Section 2.04, and in
Section 2.03 hereof and in Section 4 of the Assignment Agreement, and the Master Servicer shall be obligated to repurchase or substitute for any Qualified Substitute Mortgage Loan as to which a Repurchase Event (as defined in the Assignment Agreement) has occurred pursuant to Section 4 of the Assignment Agreement.

        In connection with the substitution of one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Master Servicer will determine the amount (if any) by which the aggregate principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (in each case after application of the principal portion of the Monthly Payments due in the month of substitution that are to be distributed to the Certificateholders in the month of substitution). Residential Funding shall deposit the amount of such shortfall into the Custodial Account on the day of substitution, without any reimbursement therefor. Residential Funding shall give notice in writing to the Trustee of such event, which notice shall be accompanied by an Officers' Certificate as to the calculation of such shortfall and by an Opinion of Counsel to the effect that such substitution will not cause
(a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under
Section 860G(d)(1) of the Code or (b) any portion of REMIC I or REMIC II to fail to qualify as a REMIC at any time that any Certificate is outstanding.

        It is understood and agreed that the obligation of the Residential Funding to cure such breach or purchase (or in the case of Residential Funding to substitute for) such Mortgage Loan as to which such a breach has occurred and is continuing and to make any additional payments required under the Assignment Agreement in connection with a breach of the representation and warranty in
Section 5(B) thereof shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on behalf of the Certificateholders. If the Master Servicer is Residential Funding, then the Trustee shall also have the right to give the notification and require the purchase or substitution provided for in the second preceding paragraph in the event of such a breach of a representation or warranty made by Residential Funding in the Assignment Agreement. In connection with the purchase of or substitution for any such Mortgage Loan by Residential Funding, the Trustee shall assign to Residential Funding all of the right, title and interest in respect of the Assignment Agreement applicable to such Mortgage Loan.

Section 2.05. Execution and Authentication of Certificates; Conveyance of Uncertificated REMIC Regular Interests.

        (a) The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery of the Mortgage Files to it, or any Custodian on its behalf, subject to any exceptions noted, together with the assignment to it of all other assets included in the Trust Fund, receipt of which is hereby acknowledged. Concurrently with such delivery and in exchange therefor, the Trustee, pursuant to the written request of the Depositor executed by an officer of the Depositor, has executed and caused to be authenticated and delivered to or upon the order of the Depositor the Certificates in authorized denominations which evidence ownership of the entire Trust Fund.

        (b) In exchange for the REMIC I Regular Interests and, concurrently with the assignment to the Trustee thereof, pursuant to the written request of the Depositor executed by an officer of the Depositor, the Trustee has executed, authenticated and delivered to or upon the order of the Depositor, the Regular Certificates in authorized denominations evidencing (together with the Class R-II Certificates) the entire beneficial ownership interest in REMIC II.

                                         ARTICLE III

                        ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

        Section 3.01. Master Servicer to Act as Servicer.

        (a) The Master Servicer shall service and administer the Mortgage Loans in accordance with the terms of this Agreement and the respective Mortgage Loans, following such procedures as it would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities, and shall have full power and authority, acting alone or through Subservicers as provided in Section 3.02, to do any and all things which it may deem necessary or desirable in connection with such servicing and administration. Without limiting the generality of the foregoing, the Master Servicer in its own name or in the name of a Subservicer is hereby authorized and empowered by the Trustee when the Master Servicer or the Subservicer, as the case may be, believes it appropriate in its best judgment, to execute and deliver, on behalf of the Certificateholders and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, or of consent to assumption or modification in connection with a proposed conveyance, or of assignment of any Mortgage and Mortgage Note in connection with the repurchase of a Mortgage Loan and all other comparable instruments, or with respect to the modification or re-recording of a Mortgage for the purpose of correcting the Mortgage, the subordination of the lien of the Mortgage in favor of a public utility company or government agency or unit with powers of eminent domain, the taking of a deed in lieu of foreclosure, the completion of judicial or non-judicial foreclosure, the conveyance of a Mortgaged Property to the related insurer, the acquisition of any property acquired by foreclosure or deed in lieu of foreclosure, or the management, marketing and conveyance of any property acquired by foreclosure or deed in lieu of foreclosure with respect to the Mortgage Loans and with respect to the Mortgaged Properties.

        The Master Servicer further is authorized and empowered by the Trustee, on behalf of the Certificateholders and the Trustee, in its own name or in the name of the Subservicer, when the Master Servicer or the Subservicer, as the case may be, believes it is appropriate in its best judgment to register any Mortgage Loan on the MERS(R) System, or cause the removal from the registration of any Mortgage Loan on the MERS(R) System, to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of assignment and other comparable instruments with respect to such assignment or re-recording of a Mortgage in the name of MERS, solely as nominee for the Trustee and its successors and assigns. Any expenses incurred in connection with the actions described in the preceding sentence shall be borne by the Master Servicer in accordance with Section 3.16(c), with no right of reimbursement; provided, that if, as a result of MERS discontinuing or becoming unable to continue operations in connection with the MERS(R) System, it becomes necessary to remove any Mortgage Loan from registration on the MERS(R) System and to arrange for the assignment of the related Mortgages to the Trustee, then any related expenses shall be reimbursable to the Master Servicer. Notwithstanding the foregoing, subject to Section 3.07(a), the Master Servicer shall not permit any modification with respect to any Mortgage Loan that would both constitute a sale or exchange of such Mortgage Loan within the meaning of Section 1001 of the Code and any proposed, temporary or final regulations promulgated thereunder (other than in connection with a proposed conveyance or assumption of such Mortgage Loan that is treated as a Principal Prepayment in Full pursuant to
Section 3.13(d) hereof) and cause any of REMIC I or REMIC II to fail to qualify as a REMIC under the Code.

        The Trustee shall furnish the Master Servicer with any powers of attorney and other documents necessary or appropriate to enable the Master Servicer to service and administer the Mortgage Loans. The Trustee shall not be liable for any action taken by the Master Servicer or any Subservicer pursuant to such powers of attorney. In servicing and administering any Nonsubserviced Mortgage Loan, the Master Servicer shall, to the extent not inconsistent with this Agreement, comply with the Program Guide as if it were the originator of such Mortgage Loan and had retained the servicing rights and obligations in respect thereof. In connection with servicing and administering the Mortgage Loans, the Master Servicer and any Affiliate of the Master Servicer (i) may perform services such as appraisals and brokerage services that are customarily provided by Persons other than servicers of mortgage loans, and shall be entitled to reasonable compensation therefor in accordance with Section 3.10 and
(ii) may, at its own discretion and on behalf of the Trustee, obtain credit information in the form of a "credit score" from a credit repository.

        (b) All costs incurred by the Master Servicer or by Subservicers in effecting the timely payment of taxes and assessments on the properties subject to the Mortgage Loans shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the amount owing under the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loan so permit, and such costs shall be recoverable to the extent permitted by Section 3.10(a)(ii).

        (c) The Master Servicer may enter into one or more agreements in connection with the offering of pass-through certificates evidencing interests in one or more of the Certificates providing for the payment by the Master Servicer of amounts received by the Master Servicer as servicing compensation hereunder and required to cover certain Prepayment Interest Shortfalls on the Mortgage Loans, which payment obligation will thereafter be an obligation of the Master Servicer hereunder.

        Section 3.02. Subservicing Agreements Between Master Servicer and Subservicers; Enforcement of Subservicers' Obligations.

        (a) The Master Servicer may continue in effect Subservicing Agreements entered into by Residential Funding and Subservicers prior to the execution and delivery of this Agreement, and may enter into new Subservicing Agreements with Subservicers, for the servicing and administration of all or some of the Mortgage Loans. Each Subservicer shall be either (i) an institution the accounts of which are insured by the FDIC or (ii) another entity that engages in the business of originating or servicing mortgage loans, and in either case shall be authorized to transact business in the state or states in which the related Mortgaged Properties it is to service are situated, if and to the extent required by applicable law to enable the Subservicer to perform its obligations hereunder and under the Subservicing Agreement, and in either case shall be a Freddie Mac, Fannie Mae or HUD approved mortgage servicer. In addition, any Subservicer of a Mortgage Loan insured by the FHA must be an FHA-approved servicer, and any Subservicer of a Mortgage Loan guaranteed by the VA must be a VA-approved servicer. Each Subservicer of a Mortgage Loan shall be entitled to receive and retain, as provided in the related Subservicing Agreement and in
Section 3.07, the related Subservicing Fee from payments of interest received on such Mortgage Loan after payment of all amounts required to be remitted to the Master Servicer in respect of such Mortgage Loan. For any Mortgage Loan that is a Nonsubserviced Mortgage Loan, the Master Servicer shall be entitled to receive and retain an amount equal to the Subservicing Fee from payments of interest. Unless the context otherwise requires, references in this Agreement to actions taken or to be taken by the Master

Servicer in servicing the Mortgage Loans include actions taken or to be taken by a Subservicer on behalf of the Master Servicer. Each Subservicing Agreement will be upon such terms and conditions as are generally required by, permitted by or consistent with the Program Guide and are not inconsistent with this Agreement and as the Master Servicer and the Subservicer have agreed. With the approval of the Master Servicer, a Subservicer may delegate its servicing obligations to third- party servicers, but such Subservicer will remain obligated under the related Subservicing Agreement. The Master Servicer and a Subservicer may enter into amendments thereto or a different form of Subservicing Agreement, and the form referred to or included in the Program Guide is merely provided for information and shall not be deemed to limit in any respect the discretion of the Master Servicer to modify or enter into different Subservicing Agreements; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of either this Agreement or the Program Guide in a manner which would materially and adversely affect the interests of the Certificateholders. The Program Guide and any other Subservicing Agreement entered into between the Master Servicer and any Subservicer shall require the Subservicer to accurately and fully report its borrower credit files to each of the Credit Repositories in a timely manner.

        (b) As part of its servicing activities hereunder, the Master Servicer, for the benefit of the Trustee and the Certificateholders, shall use its best reasonable efforts to enforce the obligations of each Subservicer under the related Subservicing Agreement, to the extent that the non-performance of any such obligation would have a material and adverse effect on a Mortgage Loan, including, without limitation, the obligation to purchase a Mortgage Loan on account of defective documentation, as described in Section 2.02, or on account of a breach of a representation or warranty, as described in Section 2.04. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements, as appropriate, and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. The Master Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or (ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed.

        Section 3.03. Successor Subservicers.

        The Master Servicer shall be entitled to terminate any Subservicing Agreement that may exist in accordance with the terms and conditions of such Subservicing Agreement and without any limitation by virtue of this Agreement; provided, however, that in the event of termination of any Subservicing Agreement by the Master Servicer or the Subservicer, the Master Servicer shall either act as servicer of the related Mortgage Loan or enter into a Subservicing Agreement with a successor Subservicer which will be bound by the terms of the related Subservicing Agreement. If the Master Servicer or any Affiliate of Residential Funding acts as servicer, it will not assume liability for the representations and warranties of the Subservicer which it replaces. If the Master Servicer enters into a Subservicing Agreement with a successor
Subservicer, the Master Servicer shall use reasonable efforts to have the successor Subservicer assume liability for the representations and warranties made by the terminated Subservicer in respect of the related Mortgage Loans and, in the event of any such assumption by the successor Subservicer, the Master Servicer may, in the exercise of its business judgment, release the terminated Subservicer from liability for such representations and warranties.

        Section 3.04. Liability of the Master Servicer.

        Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer or a Subservicer or reference to actions taken through a Subservicer or otherwise, the Master Servicer shall remain obligated and liable to the Trustee and Certificateholders for the servicing and administering of the Mortgage Loans in accordance with the provisions of Section 3.01 without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer or the Depositor and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Mortgage Loans. The Master Servicer shall be entitled to enter into any agreement with a Subservicer for indemnification of the Master Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

Section 3.05. No Contractual Relationship Between Subservicer and Trustee or Certificateholders.

        Any Subservicing Agreement that may be entered into and any other transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such and not as an originator shall be deemed to be between the Subservicer and the Master Servicer alone and the Trustee and Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer in its capacity as such except as set forth in Section 3.06. The foregoing provision shall not in any way limit a Subservicer's obligation to cure an omission or defect or to repurchase a Mortgage Loan as referred to in Section
2.02 hereof.

Section 3.06. Assumption or Termination of Subservicing Agreements by Trustee.

        (a) In the event the Master Servicer shall for any reason no longer be the master servicer (including by reason of an Event of Default), the Trustee, its designee or its successor shall thereupon assume all of the rights and obligations of the Master Servicer under each Subservicing Agreement that may have been entered into. The Trustee, its designee or the successor servicer for the Trustee shall be deemed to have assumed all of the Master Servicer's interest therein and to have replaced the Master Servicer as a party to the Subservicing Agreement to the same extent as if the Subservicing Agreement had been assigned to the assuming party except that the Master Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreement.

        (b) The Master Servicer shall, upon request of the Trustee but at the expense of the Master Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of each Subservicing Agreement to the assuming party.

Section 3.07.  Collection  of  Certain  Mortgage  Loan  Payments;   Deposits  to
        Custodial Account.

        (a) The Master Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Primary Insurance Policy, follow such collection procedures as it would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. Consistent with the foregoing, the Master Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan and (ii) extend the Due Date for payments due on a Mortgage Loan in accordance with the Program Guide, provided, however, that the Master Servicer shall first determine that any such waiver or extension will not impair the coverage of any related Primary
Insurance Policy or materially adversely affect the lien of the related Mortgage. Notwithstanding anything in this Section to the contrary, the Master Servicer or any Subservicer shall not enforce any prepayment charge to the extent that such enforcement would violate any applicable law. In the event of any such arrangement, the Master Servicer shall make timely advances on the related Mortgage Loan during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements unless otherwise agreed to by the Holders of the Classes of Certificates affected thereby; provided, however, that no such extension shall be made if any advance would be a Nonrecoverable Advance. Consistent with the terms of this Agreement, the Master Servicer may also waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Master Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Certificateholders (taking into account any estimated Realized Loss that might result absent such action), provided, however, that the Master Servicer may not modify materially or permit any Subservicer to modify any Mortgage Loan, including without limitation any modification that would change the Mortgage Rate, forgive the payment of any principal or interest (unless in connection with the liquidation of the related Mortgage Loan or except in connection with prepayments to the extent that such reamortization is not inconsistent with the terms of the Mortgage Loan), capitalize any amounts owing on the Mortgage Loan by adding such amount to the outstanding principal balance of the Mortgage Loan, or extend the final maturity date of such Mortgage Loan, unless such Mortgage Loan is in default or, in the judgment of the Master Servicer, such default is reasonably foreseeable. For purposes of delinquency calculations, any capitalized Mortgage Loan shall be deemed to be current as of the date of the related Servicing Modification. No such modification shall reduce the Mortgage Rate (A) below one-half of the Mortgage Rate as in effect on the Cut-off Date or
(B) below the sum of the rates at which the Servicing Fee, the Subservicing Fee with respect to such Mortgage Loan accrue. The final maturity date for any Mortgage Loan shall not be extended beyond the Maturity Date. Also, the Stated Principal Balance of all Reportable Modified Mortgage Loans subject to Servicing Modifications (measured at the time of the Servicing Modification and after giving effect to any Servicing Modification) can be no more than five percent of the aggregate Cut-off Date Principal Balance of the Mortgage Loans, unless such limit is increased from time to time with the consent of the Rating Agencies. In addition, any amounts owing on a Mortgage Loan added to the outstanding principal balance of such Mortgage Loan must be fully amortized over the term of such Mortgage Loan, and such amounts may be added to the outstanding principal balance of a Mortgage Loan only once during the life of such Mortgage Loan. Also, the addition of such amounts described in the preceding sentence shall be implemented in accordance with the Program Guide and may be implemented only by Subservicers that have been approved by the Master Servicer for such purpose. In connection with any Curtailment of a Mortgage Loan, the Master Servicer, to the extent not inconsistent with the terms of the Mortgage Note and local law and practice, may permit the Mortgage Loan to be re-amortized such that the Monthly Payment is recalculated as an amount that will fully amortize the remaining Stated Principal Balance thereof by the original Maturity Date based on the original Mortgage Rate; provided, that such reamortization shall not be permitted if it would constitute a reissuance of the Mortgage Loan for federal income tax purposes.

        (b) The Master Servicer shall establish and maintain a Custodial Account in which the Master Servicer shall deposit or cause to be deposited on a daily basis, except as otherwise specifically provided herein, the following payments and collections remitted by Subservicers or received by it in respect of the Mortgage Loans subsequent to the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date):

        (i) All payments on account of principal, including Principal Prepayments made by Mortgagors on the Mortgage Loans and the principal component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

        (ii) All payments on account of interest at the Adjusted Mortgage Rate on the Mortgage Loans, including the interest component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

        (iii) Insurance Proceeds, Subsequent Recoveries and Liquidation Proceeds (net of any related expenses of the Subservicer);

        (iv) All proceeds of any Mortgage Loans purchased pursuant to Section 2.02, 2.03, 2.04 or 4.07 and all amounts required to be deposited in connection with the substitution of a Qualified Substitute Mortgage Loan pursuant to
Section 2.03 or 2.04; and

        (v) Any amounts required to be deposited pursuant to Section 3.07(c) or 3.21.

        The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments on the Mortgage Loans which are not part of the Trust Fund (consisting of payments in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date) and payments or collections consisting of prepayment charges or late payment charges or assumption fees may but need not be deposited by the Master Servicer in the Custodial Account. In the event any amount not required to be deposited in the Custodial Account is so deposited, the Master Servicer may at any time withdraw such amount from the Custodial Account, any provision herein to the contrary notwithstanding. The Custodial Account may contain funds that belong to one or more trust funds created for mortgage pass-through certificates of other series and may contain other funds respecting payments on mortgage loans belonging to the Master
Servicer or serviced or master serviced by it on behalf of others. Notwithstanding such commingling of funds, the Master Servicer shall keep records that accurately reflect the funds on deposit in the Custodial Account that have been identified by it as being attributable to the Mortgage Loans. With respect to Insurance Proceeds, Liquidation Proceeds, REO Proceeds, Subsequent Recoveries and the proceeds of the purchase of any Mortgage Loan pursuant to Sections 2.02, 2.03, 2.04 and 4.07 received in any calendar month, the Master Servicer may elect to treat such amounts as included in the related Available Distribution Amount for the

Distribution Date in the month of receipt, but is not obligated to do so. If the Master Servicer so elects, such amounts will be deemed to have been received (and any related Realized Loss shall be deemed to have occurred) on the last day of the month prior to the receipt thereof.

        (c) The Master Servicer shall use its best efforts to cause the institution maintaining the Custodial Account to invest the funds in the Custodial Account attributable to the Mortgage Loans in Permitted Investments which shall mature not later than the Certificate Account Deposit Date next following the date of such investment (with the exception of the Amount Held for Future Distribution) and which shall not be sold or disposed of prior to their maturities. All income and gain realized from any such investment shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments attributable to the investment of amounts in respect of the Mortgage Loans shall be deposited in the Custodial Account by the Master Servicer out of its own funds immediately as realized.

        (d) The Master Servicer shall give written notice to the Trustee and the Depositor of any change in the location of the Custodial Account and the location of the Certificate Account prior to the use thereof.

        Section 3.08. Subservicing Accounts; Servicing Accounts.

        (a) In those cases where a Subservicer is servicing a Mortgage Loan pursuant to a Subservicing Agreement, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to establish and maintain one or more Subservicing Accounts which shall be an Eligible Account or, if such account is not an Eligible Account, shall generally satisfy the requirements of the Program Guide and be otherwise acceptable to the Master Servicer and each Rating Agency. The Subservicer will be required thereby to deposit into the Subservicing Account on a daily basis all proceeds of Mortgage Loans received by the Subservicer, less its Subservicing Fees and unreimbursed advances and expenses, to the extent permitted by the Subservicing Agreement. If the Subservicing Account is not an Eligible Account, the Master Servicer shall be deemed to have received such monies upon receipt thereof by the Subservicer. The Subservicer shall not be required to deposit in the Subservicing Account payments or collections consisting of prepayment charges or late charges or assumption fees, or payments or collections received consisting of prepayment charges to the extent that the Subservicer is entitled to retain such amounts pursuant to the Subservicing Agreement. On or before the date specified in the Program Guide, but in no event later than the Determination Date, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account all funds held in the Subservicing Account with respect to each Mortgage Loan serviced by such Subservicer that are required to be remitted to the Master Servicer. The Subservicer will also be required, pursuant to the Subservicing Agreement, to advance on such scheduled date of remittance amounts equal to any scheduled monthly installments of principal and interest less its Subservicing Fees on any Mortgage Loans for which payment was not received by the Subservicer. This obligation to advance with respect to each Mortgage Loan will continue up to and including the first of the month following the date on which the related
Mortgaged Property is sold at a foreclosure sale or is acquired by the Trust Fund by deed in lieu of foreclosure or otherwise. All such advances received by the Master Servicer shall be deposited promptly by it in the Custodial Account.

        (b) The Subservicer may also be required, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account interest at the Adjusted Mortgage Rate (or Modified Net Mortgage Rate plus the rate per annum at which the Servicing Fee accrues in the case of a Modified Mortgage Loan) on any Curtailment received by such Subservicer in respect of a Mortgage Loan from the related Mortgagor during any month that is to be applied by the Subservicer to reduce the unpaid principal balance of the related Mortgage Loan as of the first day of such month, from the date of application of such Curtailment to the first day of the following month. Any amounts paid by a Subservicer pursuant to the preceding sentence shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time pursuant to Sections 3.10(a)(iv) and (v).

        (c) In addition to the Custodial Account and the Certificate Account, the Master Servicer shall for any Nonsubserviced Mortgage Loan, and shall cause the Subservicers for Subserviced Mortgage Loans to, establish and maintain one or more Servicing Accounts and deposit and retain therein all collections from the Mortgagors (or advances from Subservicers) for the payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items for the account of the Mortgagors. Each Servicing Account shall satisfy the requirements for a Subservicing Account and, to the extent permitted by the Program Guide or as is otherwise acceptable to the Master Servicer, may also function as a Subservicing Account. Withdrawals of amounts related to the Mortgage Loans from the Servicing Accounts may be made only to effect timely payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items, to reimburse the Master Servicer or Subservicer out of related collections for any payments made pursuant to Sections 3.11 (with respect to the Primary Insurance Policy) and 3.12(a) (with respect to hazard insurance), to refund to any Mortgagors any sums as may be determined to be overages, to pay interest, if required, to Mortgagors on balances in the Servicing Account or to clear and terminate the Servicing Account at the termination of this Agreement in accordance with Section 9.01 or in accordance with the Program Guide. As part of its servicing duties, the Master Servicer shall, and the Subservicers will, pursuant to the Subservicing Agreements, be required to pay to the Mortgagors interest on funds in this account to the extent required by law.

        (d) The Master Servicer shall advance the payments referred to in the preceding subsection that are not timely paid by the Mortgagors or advanced by the Subservicers on the date when the tax, premium or other cost for which such payment is intended is due, but the Master Servicer shall be required so to advance only to the extent that such advances, in the good faith judgment of the Master Servicer, will be recoverable by the Master Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

Section 3.09. Access to Certain Documentation and Information Regarding the Mortgage Loans.

        In the event that compliance with this Section 3.09 shall make any Class of Certificates legal for investment by federally insured savings and loan associations, the Master Servicer shall provide, or cause the Subservicers to provide, to the Trustee, the Office of Thrift Supervision or the FDIC and the supervisory agents and examiners thereof access to the documentation regarding the Mortgage Loans required by applicable regulations of the Office of Thrift Supervision, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices designated by the Master Servicer. The Master Servicer shall permit such representatives to photocopy any such documentation and shall provide equipment for that purpose at a charge reasonably approximating the cost of such photocopying to the Master Servicer.

        Section 3.10. Permitted Withdrawals from the Custodial Account.

        (a) The Master Servicer may, from time to time as provided herein, make withdrawals from the Custodial Account of amounts on deposit therein pursuant to
Section 3.07 that are attributable to the Mortgage Loans for the following purposes:

               (i) to remit to the Trustee for deposit into the Certificate Account the amounts and in the manner provided for in Section 4.01;

               (ii) to reimburse itself or the related Subservicer for previously unreimbursed Advances, Servicing Advances or expenses made pursuant to Sections 3.01, 3.08, 3.12(a), 3.14 and 4.04 or otherwise reimbursable pursuant to the terms of this Agreement, such withdrawal right being limited to amounts received on particular Mortgage Loans (including, for this purpose, REO Proceeds, Insurance Proceeds, Liquidation Proceeds and proceeds from the purchase of a Mortgage Loan pursuant to Section 2.02, 2.03, 2.04 or 4.07) which represent (A) Late Collections of Monthly Payments for which any such advance was made in the case of Subservicer Advances or Advances pursuant to Section 4.04 and (B) late recoveries of the payments for which such advances were made in the case of Servicing Advances;

               (iii) to pay to itself or the related Subservicer (if not previously retained by such Subservicer) out of each payment received by the Master Servicer on account of interest on a Mortgage Loan as contemplated by Sections 3.14 and 3.16, an amount equal to that remaining portion of any such payment as to interest (but not in excess of the Servicing Fee and the Subservicing Fee, if not previously retained) which, when deducted, will result in the remaining amount of such interest being interest at a rate per annum equal to the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the amount specified in the amortization schedule of the related Mortgage Loan as the principal balance thereof at the beginning of the period respecting which such interest was paid after giving effect to any previous Curtailments;

               (iv) to pay to itself as additional servicing compensation any interest or investment income earned on funds deposited in the Custodial Account that it is entitled to withdraw pursuant to Section 3.07(c);

               (v) to pay to itself as additional servicing compensation any Foreclosure Profits, and any amounts remitted by Subservicers as interest in respect of Curtailments pursuant to Section 3.08(b);

               (vi) to pay to itself, a Subservicer, Residential Funding, the Depositor or any other appropriate Person, as the case may be, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased or otherwise transferred pursuant to Section 2.02, 2.03, 2.04, 3.23, 4.07 or 9.01, all amounts received thereon and not required to be distributed to Certificateholders as of the date on which the related Stated Principal Balance or Purchase Price is determined;

               (vii) to reimburse itself or the related Subservicer for any Nonrecoverable Advance or Advances in the manner and to the extent provided in subsection (c) below, any Advance or Servicing Advance made in connection with a modification of a Mortgage Loan that is in default or, in the judgment of the Master Servicer, default is reasonably foreseeable pursuant to Section 3.07(a), to the extent the amount of the Advance or Servicing Advance was added to the Stated Principal Balance of the Mortgage Loan in the preceding calendar month;

               (viii) to reimburse itself or the Depositor for expenses incurred by and reimbursable to it or the Depositor pursuant to Section 3.14(c), 6.03, 10.01 or otherwise;

               (ix) to reimburse itself for amounts expended by it (a) pursuant to Section 3.14 in good faith in connection with the restoration of property damaged by an Uninsured Cause, and (b) in connection with the liquidation of a Mortgage Loan or disposition of an REO Property to the extent not otherwise reimbursed pursuant to clause (ii) or (viii) above; and

               (x) to withdraw any amount deposited in the Custodial Account that was not required to be deposited therein pursuant to Section 3.07, including any payoff fees or penalties or any other additional amounts payable to the Master Servicer or Subservicer pursuant to the terms of the Mortgage Note.

        (b) Since,  in  connection  with  withdrawals  pursuant to clauses (ii),
(iii), (v) and (vi), the Master Servicer's entitlement thereto is limited to collections or other recoveries on the related Mortgage Loan, the Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such clauses.

        (c) The Master Servicer shall be entitled to reimburse itself or the related Subservicer for any advance made in respect of a Mortgage Loan that the Master Servicer determines to be a Nonrecoverable Advance by withdrawal from the Custodial Account of amounts on deposit therein attributable to the Mortgage Loans on any Certificate Account Deposit Date succeeding the date of such determination. Such right of reimbursement in respect of a Nonrecoverable Advance relating to an Advance pursuant to Section 4.04 on any such Certificate Account Deposit Date shall be limited to an amount not exceeding the portion of such advance previously paid to Certificateholders (and not theretofore reimbursed to the Master Servicer or the related Subservicer).

        Section 3.11. Maintenance of Primary Insurance Coverage.

        (a) The Master Servicer shall not take, or permit any Subservicer to take, any action which would result in noncoverage under any applicable Primary Insurance Policy of any loss which, but for the actions of the Master Servicer or Subservicer, would have been covered thereunder. To the extent coverage is available, the Master Servicer shall keep or cause to be kept in full force and effect each such Primary Insurance Policy until the principal balance of the related Mortgage Loan secured by a Mortgaged Property is reduced to 80% or less of the Appraised Value at origination in the case of such a Mortgage Loan having a Loan-to-Value Ratio at origination in excess of 80%, provided that such Primary Insurance Policy was in place as of the Cut-off Date and the Master Servicer had knowledge of such Primary Insurance Policy. The Master Servicer shall not cancel or refuse to renew any such Primary Insurance Policy applicable to a Nonsubserviced Mortgage Loan, or consent to any Subservicer canceling or refusing to renew any such Primary Insurance Policy applicable to a Mortgage Loan subserviced by it, that is in effect at the date of the initial issuance of the Certificates and is required to be kept in force hereunder unless the replacement Primary Insurance Policy for such canceled or non-renewed policy is maintained with an insurer whose claims-paying ability is acceptable to each Rating Agency for mortgage pass-through certificates having a rating equal to or better than the lower of the then-current rating or the rating assigned to the Certificates as of the Closing Date by such Rating Agency.

        (b) In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present or to cause the related Subservicer to present, on behalf of the Master Servicer, the Subservicer, if any, the Trustee and Certificateholders, claims to the insurer under any Primary Insurance Policies, in a timely manner in accordance with such policies, and, in this regard, to take or cause to be taken such reasonable action as shall be necessary to permit recovery under any Primary Insurance Policies respecting defaulted Mortgage Loans. Pursuant to Section 3.07, any Insurance Proceeds collected by or remitted to the Master Servicer under any Primary Insurance Policies shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10.

        Section 3.12. Maintenance of Fire Insurance and Omissions and Fidelity Coverage.

        (a) The Master Servicer shall cause to be maintained for each Mortgage Loan (other than a Cooperative Loan) fire insurance with extended coverage in an amount which is equal to the lesser of the principal balance owing on such Mortgage Loan (together with the principal balance of any mortgage loan secured by a lien that is senior to the Mortgage Loan) or 100 percent of the insurable value of the improvements; provided, however, that such coverage may not be less than the minimum amount required to fully compensate for any loss or damage on a replacement cost basis. To the extent it may do so without breaching the related Subservicing Agreement, the Master Servicer shall replace any Subservicer that does not cause such insurance, to the extent it is available, to be maintained. The Master Servicer shall also cause to be maintained on property acquired upon foreclosure, or deed in lieu of foreclosure, of any Mortgage Loan (other than a Cooperative Loan), fire insurance with extended coverage in an amount which is at least equal to the amount necessary to avoid the application of any co-insurance clause contained in the related hazard insurance policy. Pursuant to Section 3.07, any amounts collected by the Master Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or property thus acquired or amounts released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures) shall be deposited in the Custodial Account, subject to withdrawal pursuant to
Section 3.10. Any cost incurred by the Master Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to Certificateholders, be added to the amount owing under the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit. Such costs shall be recoverable by the Master Servicer out of related late payments by the Mortgagor or out of Insurance Proceeds and Liquidation Proceeds to the extent permitted by Section 3.10. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage Loan other than pursuant to such applicable laws and regulations as shall at any time be
in  force  and  as  shall  require  such  additional  insurance.   Whenever  the
improvements securing a Mortgage Loan (other than a Cooperative Loan) are located at the time of origination of such Mortgage Loan in a federally designated special flood hazard area, the Master Servicer shall cause flood insurance (to the extent available) to be maintained in respect thereof. Such flood insurance shall be in an amount equal to the lesser of (i) the amount required to compensate for any loss or damage to the Mortgaged Property on a replacement cost basis and (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program).In the event that the Master Servicer shall obtain and maintain a blanket fire insurance policy with extended coverage insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 3.12(a), it being understood and agreed that such policy may contain a deductible clause, in which case the Master Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section 3.12(a) and there shall have been a loss which would have been covered by such policy, deposit in the Certificate Account the amount not otherwise payable under the blanket policy because of such deductible clause. Any such deposit by the Master Servicer shall be made on the Certificate Account Deposit Date next preceding the Distribution Date which occurs in the month following the month in which payments under any such policy would have been deposited in the Custodial Account. In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present, on behalf of itself, the Trustee and Certificateholders, claims under any such blanket policy.

        (b) The Master Servicer shall obtain and maintain at its own expense and keep in full force and effect throughout the term of this Agreement a blanket fidelity bond and an errors and omissions insurance policy covering the Master Servicer's officers and employees and other persons acting on behalf of the Master Servicer in connection with its activities under this Agreement. The amount of coverage shall be at least equal to the coverage that would be required by Fannie Mae or Freddie Mac, whichever is greater, with respect to the Master Servicer if the Master Servicer were servicing and administering the Mortgage Loans for Fannie Mae or Freddie Mac. In the event that any such bond or policy ceases to be in effect, the Master Servicer shall obtain a comparable replacement bond or policy from an issuer or insurer, as the case may be, meeting the requirements, if any, of the Program Guide and acceptable to the Depositor. Coverage of the Master Servicer under a policy or bond obtained by an Affiliate of the Master Servicer and providing the coverage required by this
Section 3.12(b) shall satisfy the requirements of this Section 3.12(b).

        Section  3.13.  Enforcement  of  Due-on-Sale  Clauses;   Assumption  and
        Modification Agreements; Certain Assignments.

        (a) When any Mortgaged Property is conveyed by the Mortgagor, the Master Servicer or Subservicer, to the extent it has knowledge of such conveyance, shall enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. Notwithstanding the foregoing: (i) the Master Servicer shall not be deemed to be in default under this Section 3.13(a) by reason of any transfer or assumption which the Master Servicer is restricted by law from preventing; and (ii) if the Master Servicer determines that it is reasonably likely that any Mortgagor will bring, or if any

Mortgagor does bring, legal action to declare invalid or otherwise avoid enforcement of a due-on- sale clause contained in any Mortgage Note or Mortgage, the Master Servicer shall not be required to enforce the due-on-sale clause or to contest such action.

        (b) Subject to the Master Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.13(a), in any case in which a Mortgaged Property is to be conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption or modification agreement or supplement to the Mortgage Note or Mortgage which requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Master Servicer is authorized, subject to the requirements of the sentence next following, to execute and deliver, on behalf of the Trustee, the assumption agreement with the Person to whom the
Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person; provided, however, none of such terms and requirements shall both constitute a "significant modification" effecting an exchange or reissuance of such Mortgage Loan under the Code (or final, temporary or proposed Treasury regulations promulgated thereunder) and cause any of REMIC I or REMIC II to fail to qualify as REMICs under the Code or the imposition of any tax on "prohibited transactions" or "contributions" after the startup date under the REMIC Provisions. The Master Servicer shall execute and deliver such documents only if it reasonably determines that (i) its execution and delivery thereof will not conflict with or violate any terms of this Agreement or cause the unpaid balance and interest on the Mortgage Loan to be uncollectible in whole or in part, (ii) any required consents of insurers under any Required Insurance Policies have been obtained and (iii) subsequent to the closing of the transaction involving the assumption or transfer (A) the Mortgage Loan will continue to be secured by a first mortgage lien (or junior lien of the same priority in relation to any senior mortgage loan, with respect to any Mortgage Loan secured by a junior Mortgage) pursuant to the terms of the Mortgage, (B) such transaction will not adversely affect the coverage under any Required Insurance Policies, (C) the Mortgage Loan will fully amortize over the remaining term thereof, (D) no material term of the Mortgage Loan (including the interest rate on the Mortgage Loan) will be altered nor will the term of the Mortgage Loan be changed and (E) if the seller/transferor of the Mortgaged Property is to be released from liability on the Mortgage Loan, the buyer/transferee of the Mortgaged Property would be qualified to assume the Mortgage Loan based on generally comparable credit quality and such release will not (based on the Master Servicer's or Subservicer's good faith determination) adversely affect the collectability of the Mortgage Loan. Upon receipt of appropriate instructions from the Master Servicer in accordance with the foregoing, the Trustee shall execute any necessary instruments for such assumption or substitution of liability as directed by the Master Servicer. Upon the closing of the transactions contemplated by such documents, the Master Servicer shall cause the originals or true and correct copies of the assumption agreement, the release (if any), or the modification or supplement to the Mortgage Note or Mortgage to be delivered to the Trustee or the Custodian and deposited with the Mortgage File for such Mortgage Loan. Any fee collected by the Master Servicer or such related Subservicer for entering into an assumption or substitution of liability agreement will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

        (c) The Master Servicer or the related Subservicer, as the case may be, shall be entitled to approve a request from a Mortgagor for a partial release of the related Mortgaged Property, the granting of an easement thereon in favor of another Person, any alteration or demolition of the related Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) without any right of reimbursement or other similar matters if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related Mortgage Loan, that the security for, and the timely and full collectability of, such Mortgage Loan would not be adversely affected thereby and that each of REMIC I or REMIC II would continue to qualify as a REMIC under the Code as a result thereof and that no tax on "prohibited transactions" or "contributions" after the startup day would be imposed on any of REMIC I or REMIC II as a result thereof. Any fee collected by the Master Servicer or the related Subservicer for processing such a request will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

        (d) Subject to any other applicable terms and conditions of this Agreement, the Trustee and Master Servicer shall be entitled to approve an assignment in lieu of satisfaction with respect to any Mortgage Loan, provided the obligee with respect to such Mortgage Loan following such proposed assignment provides the Trustee and Master Servicer with a "Lender Certification for Assignment of Mortgage Loan" in the form attached hereto as Exhibit M, in form and substance satisfactory to the Trustee and Master Servicer, providing the following: (i) that the Mortgage Loan is secured by Mortgaged Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction; (ii) that the substance of the assignment is, and is intended to be, a refinancing of such Mortgage Loan and that the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws;
(iii) that the Mortgage Loan following the proposed assignment will have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and (iv) that such assignment is at the request of the borrower under the related Mortgage Loan. Upon approval of an assignment in lieu of satisfaction with respect to any Mortgage Loan, the Master Servicer shall receive cash in an amount equal to the unpaid principal balance of and accrued interest on such Mortgage Loan and the Master Servicer shall treat such amount as a Principal Prepayment in Full with respect to such Mortgage Loan for all purposes hereof.

        Section 3.14. Realization Upon Defaulted Mortgage Loans.

        (a) The Master Servicer shall foreclose upon or otherwise comparably convert (which may include an REO Acquisition) the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07. Alternatively, the Master Servicer may take other actions in respect of a defaulted Mortgage Loan, which may include (i)
accepting a short sale (a payoff of the Mortgage Loan for an amount less than the total amount contractually owed in order to facilitate a sale of the Mortgaged Property by the Mortgagor) or permitting a short refinancing (a payoff of the Mortgage Loan for an amount less than the total amount contractually owed in order to facilitate refinancing transactions by the Mortgagor not involving a sale of the Mortgaged Property), (ii) arranging for a repayment plan or (iii) agreeing to a modification in accordance with Section 3.07. In connection with such foreclosure or other conversion or action, the Master Servicer shall, consistent with Section 3.11, follow such practices and procedures as it shall deem necessary or advisable, as shall be normal and usual in its general mortgage servicing activities and as shall be required or permitted by the Program Guide; provided that the Master Servicer shall not be liable in any respect hereunder if the Master Servicer is acting in connection with any such foreclosure or other conversion or action in a manner that is consistent with the provisions of this Agreement. The Master Servicer, however, shall not be required to expend its own funds or incur other reimbursable charges in connection with any foreclosure, or attempted foreclosure which is not completed, or towards the correction of any default on a related senior mortgage loan, or towards the restoration of any property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Holders of Certificates of one or more Classes after reimbursement to itself for such expenses or charges and (ii) that such expenses and charges will be recoverable to it through Liquidation Proceeds, Insurance Proceeds, or REO Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to Section 3.10, whether or not such expenses and charges are actually recoverable from related Liquidation Proceeds, Insurance Proceeds or REO Proceeds). In the event of such a determination by the Master Servicer pursuant to this Section 3.14(a), the Master Servicer shall be entitled to reimbursement of its funds so expended pursuant to Section 3.10. In addition, the Master Servicer may pursue any remedies that may be available in connection with a breach of a representation and warranty with respect to any such Mortgage Loan in accordance with Sections 2.03 and 2.04. However, the Master Servicer is not required to continue to pursue both foreclosure (or similar remedies) with respect to the Mortgage Loans and remedies in connection with a breach of a representation and warranty if the Master Servicer determines in its reasonable discretion that one such remedy is more likely to result in a greater recovery as to the Mortgage Loan. Upon the occurrence of a Cash Liquidation or REO Disposition, following the deposit in the Custodial Account of all Insurance Proceeds, Liquidation Proceeds and other payments and recoveries referred to in the definition of "Cash Liquidation" or "REO Disposition," as applicable, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Master Servicer or its designee, as the case may be, the related Mortgage Loan, and thereafter such Mortgage Loan shall not be part of the Trust Fund. Notwithstanding the foregoing or any other provision of this Agreement, in the Master Servicer's sole discretion with respect to any defaulted Mortgage Loan or REO Property as to either of the following provisions, (i) a Cash Liquidation or REO Disposition may be deemed to have occurred if substantially all amounts expected by the Master Servicer to be received in connection with the related defaulted Mortgage Loan or REO Property have been received, and (ii) for purposes of determining the amount of any Liquidation Proceeds, Insurance
Proceeds, REO Proceeds or other unscheduled collections or the amount of any Realized Loss, the Master Servicer may take into account minimal amounts of additional receipts expected to be received or any estimated additional liquidation expenses expected to be incurred in connection with the related defaulted Mortgage Loan or REO Property.

        (b) In the event that title to any Mortgaged Property is acquired by the Trust Fund as an REO Property by foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Trustee or to its nominee on behalf of Certificateholders. Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such REO Property shall (except as otherwise expressly provided herein) be considered to be an Outstanding Mortgage Loan held in the Trust Fund until such time as the REO Property shall be sold. Consistent with the foregoing for purposes of all calculations hereunder so long as such REO Property shall be considered to be an Outstanding Mortgage Loan it shall be assumed that, notwithstanding that the indebtedness evidenced by the related Mortgage Note shall have been discharged, such Mortgage Note and the related amortization schedule in effect at the time of any such acquisition of title (after giving effect to any previous Curtailments and before any adjustment thereto by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period) remain in effect.

        (c) In the event that the Trust Fund acquires any REO Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Master Servicer on behalf of the Trust Fund shall dispose of such REO Property within three full years after the taxable year of its acquisition by the Trust Fund for purposes of Section 860G(a)(8) of the Code (or such shorter period as may be necessary under applicable state (including any state in which such property is located) law to maintain the status of each of REMIC I or REMIC II as a REMIC under applicable state law and avoid taxes resulting from such property failing to be foreclosure property under applicable state law) or, at the expense of the Trust Fund, request, more than 60 days before the day on which such grace period would otherwise expire, an extension of such grace period unless the Master Servicer obtains for the Trustee an Opinion of Counsel, addressed to the Trustee and the Master Servicer, to the effect that the holding by the Trust Fund of such REO Property subsequent to such period will not result in the imposition of taxes on "prohibited transactions" as defined in Section 860F of the Code or cause any of REMIC I or REMIC II to fail to qualify as a REMIC (for federal (or any applicable State or local) income tax purposes) at any time that any Certificates are outstanding, in which case the Trust Fund may continue to hold such REO Property (subject to any conditions contained in such Opinion of Counsel). The Master Servicer shall be entitled to be reimbursed from the Custodial Account for any costs incurred in obtaining such Opinion of Counsel, as provided in Section 3.10. Notwithstanding any other provision of this Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or
(ii) subject REMIC I or REMIC II to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Section 860G(c) of the Code, unless the Master Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

        (d) The proceeds of any Cash Liquidation, REO Disposition or purchase or repurchase of any Mortgage Loan pursuant to the terms of this Agreement, as well as any recovery (other than Subsequent Recoveries) resulting from a collection of Liquidation Proceeds, Insurance Proceeds or REO Proceeds, will be applied in the following order of priority: first, to reimburse the Master Servicer or the related Subservicer in accordance with Section 3.10(a)(ii); second, to the Certificateholders to the extent of accrued and unpaid interest on the Mortgage Loan, and any related REO Imputed Interest, at the Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan), to the Due Date in the related Due Period prior to the Distribution Date on which such amounts are to be distributed; third, to the Certificateholders as a recovery of principal on the Mortgage Loan (or REO Property) (provided that if any such Class of Certificates to which such Realized Loss was allocated is no longer outstanding, such subsequent recovery shall be distributed to the persons who were the Holders of such Class of Certificates when it was retired); fourth, to all Servicing Fees and Subservicing Fees payable therefrom (and the Master Servicer and the Subservicer shall have no claims for any deficiencies with respect to such fees which result from the foregoing allocation); and fifth, to Foreclosure Profits.

        Section 3.15. Trustee to Cooperate; Release of Mortgage Files.

        (a) Upon becoming aware of the payment in full of any Mortgage Loan, or upon the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer will immediately notify the Trustee (if it holds the related Mortgage File) or the Custodian by a certification of a Servicing Officer (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section 3.07 have been or will be so deposited), substantially in one of the forms attached hereto as Exhibit G requesting delivery to it of the Mortgage File. Upon receipt of such certification and request, the Trustee shall promptly release, or cause the Custodian to release, the related Mortgage File to the Master Servicer. The
Master Servicer is authorized to execute and deliver to the Mortgagor the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage, together with the Mortgage Note with, as appropriate, written evidence of cancellation thereon and to cause the removal from the registration on the MERS(R) System of such Mortgage and to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of satisfaction or cancellation or of partial or full release, including any applicable UCC termination statements. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account or the Certificate Account.

        (b) From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, the Master Servicer shall deliver to the Custodian, with a copy to the Trustee, a certificate of a Servicing Officer substantially in one of the forms attached as Exhibit G hereto, requesting that possession of all, or any document constituting part of, the Mortgage File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any Required Insurance Policy. Upon receipt of the foregoing, the Trustee shall deliver, or cause the Custodian to deliver, the Mortgage File or any document therein to the Master Servicer. The Master Servicer shall cause each Mortgage File or any document therein so released to be returned to the Trustee, or the Custodian as agent for the Trustee when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or (ii) the Mortgage File or such document has been delivered directly or through a Subservicer to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered directly or through a Subservicer to the Trustee a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. In the event of the liquidation of a Mortgage Loan, the Trustee shall deliver the Request for Release with respect thereto to the Master Servicer upon deposit of the related Liquidation Proceeds in the Custodial Account.

        (c) The Trustee or the Master Servicer on the Trustee's behalf shall execute and deliver to the Master Servicer, if necessary, any court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the

Mortgage Note or Mortgage or otherwise available at law or in equity. Together with such documents or pleadings (if signed by the Trustee), the Master Servicer shall deliver to the Trustee a certificate of a Servicing Officer requesting that such pleadings or documents be executed by the Trustee and certifying as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate any insurance coverage under any Required Insurance Policy or invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

        Section  3.16.   Servicing  and  Other  Compensation;   Eligible  Master
Servicing Compensation.

        (a) The Master Servicer, as compensation for its activities hereunder, shall be entitled to receive on each Distribution Date the amounts provided for by clauses (iii), (iv), (v) and (vi) of Section 3.10(a), subject to clause (e) below. The amount of servicing compensation provided for in such clauses shall be accounted for on a Mortgage Loan-by-Mortgage Loan basis. In the event that Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of a Cash Liquidation or REO Disposition exceed the unpaid principal balance of such Mortgage Loan plus unpaid interest accrued thereon (including REO Imputed Interest) at a per annum rate equal to the related Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan), the Master Servicer shall be entitled to retain therefrom and to pay to itself and/or the related Subservicer, any Foreclosure Profits and any Servicing Fee or Subservicing Fee considered to be accrued but unpaid.

        (b) Additional servicing compensation in the form of prepayment charges, assumption fees, late payment charges, investment income on amounts in the Custodial Account or the Certificate Account or otherwise shall be retained by the Master Servicer or the Subservicer to the extent provided herein, subject to clause (e) below.

        (c) The Master Servicer shall be required to pay, or cause to be paid, all expenses incurred by it in connection with its servicing activities hereunder (including payment of premiums for the Primary Insurance Policies, if any, to the extent such premiums are not required to be paid by the related Mortgagors, and the fees and expenses of the Trustee and any Custodian) and shall not be entitled to reimbursement therefor except as specifically provided in Sections 3.10 and 3.14.

        (d) The Master Servicer's right to receive servicing compensation may not be transferred in whole or in part except in connection with the transfer of all of its responsibilities and obligations of the Master Servicer under this Agreement.

        (e) Notwithstanding clauses (a) and (b) above, the amount of servicing compensation that the Master Servicer shall be entitled to receive for its activities hereunder for the period ending on each Distribution Date shall be reduced (but not below zero) by an amount equal to Eligible Master Servicing Compensation (if any) for such Distribution Date, which amount shall be deposited by the Master Servicer into the Certificate Account to be included in the Available Distribution Amount for such Distribution Date. Such reduction shall be applied during such period as follows: first, to any Servicing Fee or Subservicing Fee to which the Master Servicer is entitled pursuant to Section 3.10(a)(iii); second, to any income or gain realized from any investment of funds held in the Custodial Account or the Certificate Account to which the Master Servicer is entitled pursuant to Sections 3.07(c) or 4.01(b), respectively; and third, to any amounts of servicing compensation to which the Master Servicer is entitled pursuant to Section 3.10(a)(v) or (vi). In making such reduction, the Master Servicer shall not withdraw from the Custodial Account any such amount representing all or a portion of the Servicing Fee to which it is entitled pursuant to Section 3.10(a)(iii); (ii) shall not withdraw from the Custodial Account or Certificate Account any such amount to which it is entitled pursuant to Section 3.07(c) or 4.01(b) and (iii) shall not withdraw from the Custodial Account any such amount of servicing compensation to which it is entitled pursuant to Section 3.10(a)(v) or (vi). With respect to any
Distribution Date, Eligible Master Servicing Compensation derived from Loan Group I shall be used on such Distribution Date (i) to cover any Prepayment
Interest  Shortfalls  on the  Group I Loans  and  (ii) to cover  any  Prepayment
Interest Shortfalls on the Group II Loans, Group III Loans and Group IV Loans, but only to the extent not covered by Eligible Master Servicing Compensation derived from Loan Group II, Loan Group III and Loan Group IV. With respect to any Distribution Date, Eligible Master Servicing Compensation derived from Loan Group II shall be used on such Distribution Date (i) to cover any Prepayment
Interest  Shortfalls  on the  Group II Loans  and (ii) to cover  any  Prepayment
Interest Shortfalls on the Group I Loans, Group III Loans and Group IV Loans, but only to the extent not covered by Eligible Master Servicing Compensation derived from Loan Group I, Loan Group III and Loan Group IV. With respect to any Distribution Date, Eligible Master Servicing Compensation derived from Loan Group III shall be used on such Distribution Date (i) to cover any Prepayment Interest Shortfalls on the Group III Loans and (ii) to cover any Prepayment Interest Shortfalls on the Group I Loans, Group II Loans and Group IV Loans, but only to the extent not covered by Eligible Master Servicing Compensation derived from Loan Group I, Loan Group II and Loan Group IV. With respect to any Distribution Date, Eligible Master Servicing Compensation derived from Loan Group IV shall be used on such Distribution Date (i) to cover any Prepayment
Interest  Shortfalls  on the  Group IV Loans  and (ii) to cover  any  Prepayment
Interest Shortfalls on the Group I Loans, Group II Loans and Group III Loans, but only to the extent not covered by Eligible Master Servicing Compensation derived from Loan Group I, Loan Group II and Loan Group III. In the event that one Loan Group has Prepayment Interest Shortfalls not covered by Eligible Master Servicing Compensation derived from such Loan Group on any Distribution Date (such Loan Group, the "Targeted Loan Group") and the other Loan Groups (the "Non-related Loan Groups") have Eligible Master Servicing Compensation remaining after covering Prepayment Interest Shortfalls with respect to such Non-related Loan Groups, the amount of Prepayment Interest Shortfalls outstanding for the Targeted Loan Group will be covered by the Eligible Master Servicing Compensation derived from the Non-related Loan Groups (to the extent not covered by Eligible Master Servicing Compensation derived from the Targeted Loan Group) on a pro rata basis, based on the remaining amount of Eligible Master Servicing Compensation derived from each Non-related Loan Group relative to the aggregate amount of remaining Eligible Master Servicing Compensation derived from such Non-related Loan Groups and the amount of outstanding Prepayment Interest Shortfalls with respect to the Targeted Loan Group. In the event that more than one Loan Group has Prepayment Interest Shortfalls not covered by Eligible Master Servicing Compensation derived from such related Loan Group on any Distribution Date (such Loan Groups, the "Targeted Loan Groups") and the other Loan Group or Loan Groups have Eligible Master Servicing Compensation remaining after covering Prepayment Interest Shortfalls with respect to such Loan Groups, the amount of Prepayment Interest Shortfalls outstanding for the Targeted Loan Groups will be covered by the Eligible Master Servicing Compensation derived from the Non-related Loan Groups (to the extent not covered by Eligible Master Servicing Compensation derived from the respective Targeted Loan Groups) on a pro rata basis, based on the amount of Prepayment Interest Shortfalls remaining with respect to such Targeted Loan Groups relative to the aggregate amount of outstanding Prepayment Interest Shortfalls for the

Targeted Loan Groups and the remaining amount of Eligible Master Servicing Compensation derived from the Non-related Loan Group.

        Section 3.17. Reports to the Trustee and the Depositor.

        Not later than fifteen days after each Distribution Date, the Master Servicer shall forward to the Trustee and the Depositor a statement, certified by a Servicing Officer, setting forth the status of the Custodial Account as of the close of business on such Distribution Date as it relates to the Mortgage Loans and showing, for the period covered by such statement, the aggregate of deposits in or withdrawals from the Custodial Account in respect of the Mortgage Loans for each category of deposit specified in Section 3.07 and each category of withdrawal specified in Section 3.10.

        Section 3.18. Annual Statement as to Compliance.

        The Master Servicer will deliver to the Depositor and the Trustee on or before the earlier of (a) March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date, or (b) with respect to any calendar year during which the Depositor's annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, the date on which the Depositor's annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission (or, in each case, if such day is not a Business Day, the immediately preceding Business Day), an Officers' Certificate stating, as to each signer thereof, that (i) a review of the activities of the Master Servicer during the preceding calendar year related to its servicing of mortgage loans and of its performance under the pooling and servicing agreements, including this Agreement, has been made under such officers' supervision, (ii) to the best of such officers' knowledge, based on such review, the Master Servicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations in all material respects throughout such year, or, if there has been material noncompliance with such servicing standards or a default in the fulfillment in all material respects of any such obligation relating to this Agreement, such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof and (iii) to the best of such officers' knowledge, each Subservicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations under its Subservicing Agreement in all material respects throughout such year, or if there has been material noncompliance with such servicing standards or a material default in the fulfillment of such obligations relating to this Agreement, specifying such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof.

        Section 3.19. Annual Independent Public Accountants' Servicing Report.

        On or before the earlier of (a) March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date, or
(b) with respect to any calendar year during which the Depositor's annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, the date on which the Depositor's annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission (or, in each case, if such day is not a Business Day, the immediately preceding Business Day), the Master Servicer at its expense shall cause a firm of independent public accountants which shall be members of the American Institute of Certified Public Accountants to furnish a report to the Depositor and the Trustee stating its opinion that, on the basis of an examination conducted by such firm substantially in accordance with standards established by the American Institute of Certified Public Accountants, the assertions made pursuant to Section 3.18 regarding compliance with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers during the preceding calendar year are fairly stated in all material respects, subject to such exceptions and other qualifications that, in the opinion of such firm, such accounting standards require it to report. In rendering such statement, such firm may rely, as to matters relating to the direct servicing of mortgage loans by Subservicers, upon comparable statements for examinations conducted by independent public accountants substantially in accordance with standards established by the American Institute of Certified Public Accountants (rendered within one year of such statement) with respect to such Subservicers.

        Section 3.20. Right of the Depositor in Respect of the Master Servicer.

        The Master Servicer shall afford the Depositor, upon reasonable notice, during normal business hours access to all records maintained by the Master Servicer in respect of its rights and obligations hereunder and access to officers of the Master Servicer responsible for such obligations. Upon request, the Master Servicer shall furnish the Depositor and the Trustee with its most recent financial statements and such other information as the Master Servicer possesses regarding its business, affairs, property and condition, financial or otherwise. The Master Servicer shall also cooperate with all reasonable requests for information including, but not limited to, notices, tapes and copies of files, regarding itself, the Mortgage Loans or the Certificates from any Person or Persons identified by the Depositor or Residential Funding. The Depositor may, but is not obligated to perform, or cause a designee to perform, any defaulted obligation of the Master Servicer hereunder or exercise the rights of the Master Servicer hereunder; provided that the Master Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Depositor or its designee. The Depositor shall not have the responsibility or liability for any action or failure to act by the Master Servicer and is not obligated to supervise the performance of the Master Servicer under this Agreement or otherwise.

        Section 3.21. Advance Facility.

               (a) The Master Servicer is hereby authorized to enter into a financing or other facility (any such arrangement, an "Advance Facility") under which (1) the Master Servicer sells, assigns or pledges to another Person (an "Advancing Person") the Master Servicer's rights under this Agreement to be reimbursed for any Advances or Servicing Advances and/or (2) an Advancing Person agrees to fund some or all
        Advances  and/or  Servicing  Advances  required to be made by the Master
        Servicer pursuant to this Agreement. No consent of the Depositor, the Trustee, the Certificateholders or any other party shall be required before the Master Servicer may enter into an Advance Facility. Notwithstanding the existence of any Advance Facility under which an Advancing Person agrees to fund Advances and/or Servicing Advances on the Master Servicer's behalf, the Master Servicer shall remain obligated pursuant to this Agreement to make Advances and Servicing Advances pursuant to and as required by this Agreement. If the Master Servicer enters into an Advance Facility, and for so long as an Advancing Person remains entitled to receive reimbursement for any Advances including Nonrecoverable Advances ("Advance Reimbursement Amounts") and/or Servicing Advances including Nonrecoverable Advances ("Servicing Advance Reimbursement Amounts" and together with Advance Reimbursement Amounts, "Reimbursement Amounts") (in each case to the extent such type of
        Reimbursement Amount is included in the Advance Facility), as applicable, pursuant to this Agreement, then the Master Servicer shall identify such Reimbursement Amounts consistent with the reimbursement rights set forth in Section 3.10(a)(ii) and (vii) and remit such Reimbursement Amounts in accordance with Section 3.21 or otherwise in accordance with the documentation establishing the Advance Facility to such Advancing Person or to a trustee, agent or custodian (an "Advance Facility Trustee") designated by such Advancing Person in an Advance Facility Notice described below in Section 3.21(b). Notwithstanding the foregoing, if so required pursuant to the terms of the Advance Facility, the Master Servicer may direct, and if so directed the Trustee is hereby authorized to and shall pay to the Advance Facility Trustee the Reimbursement Amounts identified pursuant to the preceding sentence. An Advancing Person whose obligations hereunder are limited to the funding of Advances and/or Servicing Advances shall not be required to meet the qualifications of a Master Servicer or a Subservicer pursuant to Section 3.02(a) or 6.02(c) hereof and shall not be deemed to be a Subservicer under this Agreement. Notwithstanding anything to the contrary herein, in no event shall Advance Reimbursement Amounts or Servicing Advance Reimbursement Amounts be included in the Available Distribution Amount or distributed to Certificateholders.

               (b) If the Master Servicer enters into an Advance Facility and makes the election set forth in Section 3.21(a), the Master Servicer and the related Advancing Person shall deliver to the Trustee a written notice and payment instruction (an "Advance Facility Notice"), providing the Trustee with written payment instructions as to where to remit Advance Reimbursement Amounts and/or Servicing Advance Reimbursement
        Amounts (each to the extent such type of Reimbursement Amount is included within the Advance Facility) on subsequent Distribution Dates. The payment instruction shall require the applicable Reimbursement Amounts to be distributed to the Advancing Person or to an Advance Facility Trustee designated in the Advance Facility Notice. An Advance Facility Notice may only be terminated by the joint written direction of the Master Servicer and the related Advancing Person (and any related Advance Facility Trustee).

               (c) Reimbursement Amounts shall consist solely of amounts in respect of Advances and/or Servicing Advances made with respect to the Mortgage Loans for which the Master Servicer would be permitted to reimburse itself in accordance with Section 3.10(a)(ii) and (vii) hereof, assuming the Master Servicer or the Advancing Person had made the related Advance(s) and/or Servicing Advance(s). Notwithstanding the foregoing, except with respect to reimbursement of Nonrecoverable Advances as set forth in Section 3.10(c) of this Agreement, no Person shall be entitled to reimbursement from funds held in the Collection Account for future distribution to Certificateholders pursuant to this Agreement. Neither the Depositor nor the Trustee shall have any duty or liability with respect to the calculation of any Reimbursement Amount, nor shall the Depositor or the Trustee have any responsibility to track or monitor the administration of the Advance Facility or have any responsibility to track, monitor or verify the payment of Reimbursement Amounts to the related Advancing Person or Advance Facility Trustee; provided, however, the Trustee shall maintain records with respect to the payment of such Reimbursement Amounts as it does with respect to other distributions made pursuant to this Agreement. The Master Servicer shall maintain and provide to any Successor Master Servicer a detailed accounting on a loan- by-loan basis as to amounts advanced by, sold, pledged or assigned to, and reimbursed to any Advancing Person. The Successor Master Servicer shall be entitled to rely on any such information provided by the Master Servicer and the Successor Master Servicer shall not be liable for any errors in such information.

               (d) Upon the direction of and at the expense of the Master Servicer, the Trustee agrees to execute such acknowledgments provided by the Master Servicer recognizing the interests of any Advancing Person or Advance Facility Trustee in such Reimbursement Amounts as the Master Servicer may cause to be made subject to Advance Facilities pursuant to this Section 3.21.

               (e) Reimbursement Amounts collected with respect to each Mortgage Loan shall be allocated to outstanding unreimbursed Advances or Servicing Advances (as the case may be) made with respect to that Mortgage Loan on a "first-in, first out" ("FIFO") basis, subject to the qualifications set forth below:

                      (i) Any successor  Master Servicer to Residential  Funding
               (a "Successor Master Servicer") and the Advancing Person or Advance Facility Trustee shall be required to apply all amounts available in accordance with this Section 3.21(e) to the reimbursement of Advances and Servicing Advances in the manner provided for herein; provided, however, that after the succession of a Successor Master Servicer, (A) to the extent that any Advances or Servicing Advances with respect to any particular Mortgage Loan are reimbursed from payments or recoveries, if any, from the related Mortgagor, and Liquidation Proceeds or Insurance Proceeds, if any, with respect to that Mortgage Loan, reimbursement shall be made, first, to the Advancing Person or Advance Facility Trustee in respect of Advances and/or Servicing Advances related to that Mortgage Loan to the extent of the interest of the Advancing Person or Advance Facility Trustee in such Advances and/or Servicing Advances, second to the Master Servicer in respect of Advances and/or Servicing Advances related to that Mortgage Loan in excess of those in which the Advancing Person or Advance Facility Trustee Person has an interest, and third, to the Successor Master Servicer in respect of any other Advances and/or Servicing Advances related to that Mortgage Loan, from such sources as and when collected, and (B) reimbursements of Advances and Servicing Advances that are Nonrecoverable Advances shall be made pro rata to the Advancing Person or Advance Facility Trustee, on the one hand, and any such Successor Master Servicer, on the other hand, on the basis of the respective aggregate outstanding unreimbursed Advances and Servicing Advances that are Nonrecoverable Advances owed to the Advancing Person, Advance Facility Trustee or Master Servicer pursuant to this Agreement, on the one hand, and any such Successor Master Servicer, on the other hand, and without regard to the date on which any such Advances or Servicing Advances shall have been made. In the event that, as a result of the FIFO allocation made pursuant to this Section 3.21(e), some or all of a Reimbursement Amount paid to the Advancing Person or Advance Facility

               Trustee relates to Advances or Servicing Advances that were made by a Person other than Residential Funding or the Advancing Person or Advance Facility Trustee, then the Advancing Person or Advance Facility Trustee shall be required to remit any portion of such Reimbursement Amount to the Person entitled to such portion of such Reimbursement Amount. Without limiting the generality of the foregoing, Residential Funding shall remain entitled to be reimbursed by the Advancing Person or Advance Facility Trustee for all Advances and Servicing Advances funded by Residential Funding to the extent the related Reimbursement Amount(s) have not been assigned or pledged to an Advancing Person or Advance Facility Trustee. The documentation establishing any Advance Facility shall require Residential Funding to provide to the related Advancing Person or Advance Facility Trustee loan by loan information with respect to each Reimbursement Amount distributed to such Advancing Person or Advance Facility Trustee on each date of remittance thereof to such Advancing Person or Advance Facility Trustee, to enable the Advancing Person or Advance Facility Trustee to make the FIFO allocation of each Reimbursement Amount with respect to each Mortgage Loan.

                      (ii) By way of  illustration,  and not by way of  limiting the generality of the foregoing, if the Master Servicer resigns or is terminated at a time when the Master Servicer is a party to an Advance Facility, and is replaced by a Successor Master Servicer, and the Successor Master Servicer directly funds Advances or Servicing Advances with respect to a Mortgage Loan and does not assign or pledge the related Reimbursement Amounts to the related Advancing Person or Advance Facility Trustee, then all payments and recoveries received from the related Mortgagor or received in the form of Liquidation Proceeds with respect to such Mortgage Loan (including Insurance Proceeds collected in connection with a liquidation of such Mortgage Loan) will be allocated first to the Advancing Person or Advance Facility Trustee until the related Reimbursement Amounts attributable to such Mortgage Loan that are owed to the Master Servicer and the Advancing Person, which were made prior to any Advances or Servicing Advances made by the Successor Master Servicer, have been reimbursed in full, at which point the Successor Master Servicer shall be entitled to retain all related Reimbursement Amounts subsequently collected with respect to that Mortgage Loan pursuant to Section 3.10 of this Agreement. To the extent that the Advances or Servicing Advances are Nonrecoverable Advances to be reimbursed on an aggregate basis pursuant to Section 3.10 of this Agreement, the reimbursement paid in this manner will be made pro rata to the Advancing Person or Advance Facility Trustee, on the one hand, and the Successor Master Servicer, on the other hand, as described in clause (i)(B) above.

               (f) The Master Servicer shall remain entitled to be reimbursed for all Advances and Servicing Advances funded by the Master Servicer to the extent the related rights to be reimbursed therefor have not been sold, assigned or pledged to an Advancing Person.

               (g) Any amendment to this Section 3.21 or to any other provision of this Agreement that may be necessary or appropriate to effect the terms of an Advance Facility as described generally in this Section 3.21, including amendments to add provisions relating to a successor master servicer, may be entered into by the Trustee, the Depositor and the

        Master Servicer without the consent of any Certificateholder, with written confirmation from each Rating Agency that the amendment will not result in the reduction of the ratings on any class of the Certificates below the lesser of the then current or original ratings on such Certificates, notwithstanding anything to the contrary in Section 11.01 of or elsewhere in this Agreement.

               (h) Any rights of set-off that the Trust Fund, the Trustee, the Depositor, any Successor Master Servicer or any other Person might otherwise have against the Master Servicer under this Agreement shall not attach to any rights to be reimbursed for Advances or Servicing Advances that have been sold, transferred, pledged, conveyed or assigned to any Advancing Person.

               (i) At any time when an Advancing Person shall have ceased funding Advances and/or Servicing Advances (as the case may be) and the Advancing Person or related Advance Facility Trustee shall have received Reimbursement Amounts sufficient in the aggregate to reimburse all Advances and/or Servicing Advances (as the case may be) the right to reimbursement for which were assigned to the Advancing Person, then upon the delivery of a written notice signed by the Advancing Person and the Master Servicer or its successor or assign) to the Trustee terminating the Advance Facility Notice (the "Notice of Facility Termination"), the Master Servicer or its Successor Master Servicer shall again be entitled to withdraw and retain the related Reimbursement Amounts from the Custodial Account pursuant to Section 3.10.

               (j) After delivery of any Advance Facility Notice, and until any such Advance Facility Notice has been terminated by a Notice of Facility Termination, this Section 3.21 may not be amended or otherwise modified without the prior written consent of the related Advancing Person.

                                          ARTICLE IV

                                PAYMENTS TO CERTIFICATEHOLDERS

        Section 4.01. Certificate Account.

        (a) The Master Servicer acting as agent of the Trustee shall establish and maintain a Certificate Account in which the Master Servicer shall deposit or cause to be deposited on behalf of the Trustee on or before 2:00 P.M. New York time on each Certificate Account Deposit Date by wire transfer of immediately available funds an amount equal to the sum of (i) any Advance for the immediately succeeding Distribution Date, (ii) any amount required to be deposited in the Certificate Account pursuant to Section 3.12(a), (iii) any amount required to be deposited in the Certificate Account pursuant to Section 3.16(e) or Section 4.07, (iv) any amount required to be paid pursuant to Section 9.01, and all other amounts constituting the Available Distribution Amounts for the immediately succeeding Distribution Date.

        (b) [reserved]

        (c) The Trustee shall, upon written request from the Master Servicer, invest or cause the institution maintaining the Certificate Account to invest the funds in the Certificate Account in Permitted Investments designated in the name of the Trustee for the benefit of the Certificateholders, which shall mature not later than the Business Day next preceding the Distribution Date next following the date of such investment (except that (i) if such Permitted Investment is an obligation of the institution that maintains such account or a fund for which such institution serves as custodian, then such Permitted Investment may mature on such Distribution Date and (ii) any other investment may mature on such Distribution Date if the Trustee shall advance funds on such Distribution Date to the Certificate Account in the amount payable on such investment on such Distribution Date, pending receipt thereof to the extent necessary to make distributions on the Certificates) and shall not be sold or disposed of prior to maturity. All income and gain realized from any such investment shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Certificate Account by the Master Servicer out of its own funds immediately as realized. The Trustee or its Affiliates are permitted to receive compensation that could be deemed to be in the Trustee's economic self-interest for (i) serving as investment adviser (with respect to investments made through its Affiliates), administrator, shareholder servicing agent, custodian or sub-custodian with respect to certain of the Permitted Investments, (ii) using Affiliates to effect transactions in certain Permitted Investments and (iii) effecting transactions in certain Permitted Investments.

        Section 4.02. Distributions.

               (a) On each Distribution Date (x) the Master Servicer on behalf of the Trustee or (y) the Paying Agent appointed by the Trustee, based solely on information provided by the Master Servicer, shall distribute the amount required to be distributed to the Master Servicer or a Sub-Servicer pursuant to Section 4.02(a)(iii) below, and to each Certificateholder of record on the next preceding Record Date (other than as provided in Section 9.01 respecting the final distribution) either in immediately available funds (by wire transfer or otherwise) to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder has so notified the Master Servicer or the Paying Agent, as the case may be, or, if such Certificateholder has not so notified the Master Servicer or the Paying Agent by the Record Date, by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register such Certificateholder's share (which share (A) with respect to each Class of Certificates (other than any Subclass of the Interest Only Certificates), shall be based on the aggregate of the Percentage Interests represented by Certificates of the applicable Class held by such Holder or (B) with respect to any Subclass of the Interest Only Certificates, shall be equal to the amount (if any) distributed pursuant to Section 4.02(a)(i) below to each Holder of a Subclass thereof) of the following amounts, in the following order of priority (subject to the provisions of Section 4.02(b) below), in each case to the extent of the related Available Distribution Amount:

                      (i) to the  related  Senior  Certificates  (other than the
               Principal Only Certificates) on a pro rata basis based on Accrued Certificate Interest payable on such Certificates with respect to such Distribution Date, Accrued Certificate Interest on such Classes of Certificates (or Subclasses, if any, with respect to the Interest Only Certificates) for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date except as provided in the last paragraph of this Section 4.02(a) (the related "Senior Interest Distribution Amount"); and

                      (ii) (X) to the Class A-I-PO Certificates, the Class A-I-PO Principal Distribution Amount (as defined in Section 4.02(b)(i) herein) and to the Class A-PO Certificates, the Class A-PO Principal Distribution Amount (as defined in Section 4.02(b)(i) herein); and

                             (Y) to the related Senior  Certificates (other than
               the Principal Only Certificates), in the priorities and amounts set forth in Section 4.02(b)(ii) through (f), the sum of the following (applied to reduce the Certificate Principal Balances of such Senior Certificates, as applicable):

                             (A)  the  related   Senior   Percentage   for  such
                      Distribution Date times the sum of the following:

                                    (1) the  principal  portion of each  Monthly
                             Payment due during the related Due Period on each related Outstanding Mortgage Loan (other than the related Discount Fraction of the principal portion of such payment with respect to a Discount Mortgage Loan in the related Loan Group), whether or not received on or prior to the related Determination Date, minus the principal portion of any Debt Service Reduction (other than the related Discount Fraction of the principal portion of such Debt Service Reductions with respect to each Discount Mortgage Loan in the related Loan Group) which together with other Bankruptcy Losses exceeds the Bankruptcy Amount;

                                    (2)  the  Stated  Principal  Balance  of any
                             related Mortgage Loan repurchased during the preceding calendar month (or deemed to have been so repurchased in accordance with Section 3.07(b) of this Agreement) pursuant to Sections 2.02, 2.04 or
                             4.07 of this Agreement and Section 2.03 of this Agreement, and the amount of any shortfall deposited in the Custodial Account in respect of such Loan Group in connection with the substitution of a Deleted Mortgage Loan pursuant to Section 2.03 or Section 2.04 of this Agreement, during the preceding calendar month (other than the related Discount Fraction of such Stated Principal Balance or shortfall with respect to each Discount Mortgage Loan in the related Loan Group); and

                                    (3)  the  principal  portion  of  all  other
                             unscheduled collections (other than Principal Prepayments in Full and Curtailments and amounts received in connection with a Cash Liquidation or
                             REO   Disposition   of  a  related   Mortgage  Loan
                             described in Section 4.02(a)(ii)(Y)(B) of this Agreement, including without limitation Insurance Proceeds, Liquidation Proceeds and REO Proceeds) including Subsequent Recoveries, received during the preceding calendar month (or deemed to have been so received in accordance with Section 3.07(b) of this Agreement) to the extent applied by the Master Servicer as recoveries of principal of the related Mortgage Loan pursuant to Section 3.14 of this Agreement (other than the related Discount Fraction of the principal portion of such unscheduled collections, with respect to each Discount Mortgage Loan in the related Loan Group);

                             (B) with respect to each related  Mortgage Loan for
                      which a Cash Liquidation or a REO Disposition occurred during the preceding calendar month (or was deemed to have occurred during such period in accordance with Section 3.07(b)) and did not result in any Excess Losses, an amount equal to the lesser of (a) the related Senior Percentage for such Distribution Date times the Stated Principal Balance of such Mortgage Loan (other than the related Discount Fraction of such Stated Principal Balance, with respect to each Discount Mortgage Loan in the related Loan Group) and (b) the related Senior Accelerated Distribution Percentage for such Distribution Date times the related unscheduled collections (including without limitation Insurance Proceeds, Liquidation Proceeds and REO Proceeds) to the extent applied by the Master Servicer as recoveries of principal of the related Mortgage Loan pursuant to Section 3.14 (in each case other than the portion of such unscheduled collections, with respect to a Discount Mortgage Loan in the related Loan Group, included in Section 4.02(b)(i)(C));

                             (C) the  related  Senior  Accelerated  Distribution
                      Percentage for such Distribution Date times the aggregate of all related Principal Prepayments in Full received in the related Prepayment Period and

                      Curtailments received in the preceding calendar month (other than the related Discount Fraction of such Principal Prepayments in Full and Curtailments, with respect to each Discount Mortgage Loan in the related Loan Group);

                             (D) any  Excess  Subordinate  Principal  Amount for
                      such Distribution Date; and

                             (E) any amounts  described in  subsection  (ii)(Y),
                      clauses (A), (B) and (C) of this Section 4.02(a), as determined for any previous Distribution Date, which remain unpaid after application of amounts previously distributed pursuant to this clause (E) to the extent that such amounts are not attributable to Realized Losses which have been allocated to the Subordinate Certificates; minus

                             (F) the  Capitalization  Reimbursement  Amount  for
                      such Distribution Date, other than the related Discount Fraction of any portion of that amount related to each Discount Mortgage Loan, multiplied by a fraction, the numerator of which is the Senior Principal Distribution Amount, without giving effect to this clause (F), and the denominator of which is the sum of the principal distribution amounts for all Classes of Certificates (other than the Class A-P Certificates), without giving effect to any reductions for the Capitalization Reimbursement Amount;

                      (iii) if the Certificate Principal Balances of the Subordinate Certificates have not been reduced to zero, to the Master Servicer or a Sub-Servicer, by remitting for deposit to the Custodial Account, to the extent of and in reimbursement for any Advances or Sub-Servicer Advances previously made with respect to any Mortgage Loan or REO Property which remain unreimbursed in whole or in part following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property, minus any such Advances that were made with respect to delinquencies that ultimately constituted Excess Losses;

                      (iv) to the  Holders  of the Class M-1  Certificates,  the
               Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

                      (v) to the  Holders  of the  Class  M-1  Certificates,  an
               amount equal to (x) the related Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date, minus (y) the amount of any Class A-I-PO Collection Shortfalls or Class A-PO Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(vii), (ix), (xi), (xiii), (xiv) and (xv) of this Agreement are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-1 Certificates;

                      (vi) to the  Holders  of the Class M-2  Certificates,  the
               Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

                      (vii) to the  Holders  of the Class M-2  Certificates,  an
               amount equal to (x) the related Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date, minus (y) the amount of any Class A-I-PO Collection Shortfalls or Class A-PO Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(ix), (xi), (xiii), (xiv) and
               (xv) of this Agreement are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-2 Certificates;

                      (viii) to the Holders of the Class M-3  Certificates,  the
               Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

                      (ix) to the  Holders  of the  Class M-3  Certificates,  an
               amount equal to (x) the related Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-I-PO Collection Shortfalls or Class A-PO Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xi), (xiii), (xiv) and (xv) of this Agreement are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-3 Certificates;

                      (x) to the  Holders  of the  Class B-1  Certificates,  the
               Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

                      (xi) to the  Holders  of the  Class B-1  Certificates,  an
               amount equal to (x) the related Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-I-PO Collection Shortfalls or Class A-PO Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xiii), (xiv) and (xv) of this Agreement are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class B-1 Certificates;

                      (xii) to the  Holders of the Class B-2  Certificates,  the
               Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

                      (xiii) to the  Holders of the Class B-2  Certificates,  an amount equal to (x) the related Subordinate Principal Distribution Amount for such Class of Certificates for such
               Distribution Date minus (y) the amount of any Class A-I-PO Collection Shortfalls or Class A-PO Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xiv) and (xv) of this Agreement are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class B-2 Certificates;

                      (xiv) to the  Holders  of the Class B-3  Certificates,  an
               amount equal to (x) the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below, minus (y) the amount of any Class A-I-PO Collection Shortfalls or Class A-PO Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Section 4.02(a)(xv) of this Agreement are insufficient therefor;

                      (xv) to the  Holders  of the  Class B-3  Certificates,  an
               amount equal to (x) the related Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-I-PO Collection Shortfalls or Class A-PO Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates applied in reduction of the Certificate Principal Balance of the Class B-3 Certificates;

                      (xvi) to the related Senior Certificates,  in the priority set forth in Section 4.02(b) of this Agreement, the portion, if any, of the related Available Distribution Amount remaining after the foregoing distributions, applied to reduce the Certificate Principal Balances of such Senior Certificates, but in no event more than the aggregate of the outstanding Certificate Principal Balances of each such Class of Senior Certificates, and thereafter, to each Class of Subordinate Certificates then outstanding beginning with such Class with the Highest Priority, any portion of the related Available Distribution Amount remaining after the related Senior Certificates have been retired, applied to reduce the Certificate Principal Balance of each such Class of Subordinate Certificates, but in no event more than the outstanding Certificate Principal Balance of each such Class of Subordinate Certificates; and

                      (xvii) to the Class R-II  Certificates,  the  balance,  if any, of the related Available Distribution Amount.

        Notwithstanding the foregoing, on any Distribution Date, with respect to the Class of Subordinate Certificates outstanding on such Distribution Date with the Lowest Priority, or in the event the Subordinate Certificates are no longer outstanding, the related Senior Certificates, Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date will be distributable only to the extent that such unpaid Accrued Certificate Interest was attributable to interest shortfalls relating to the failure of the Master Servicer to make any required Advance, or the determination by the Master Servicer that any proposed Advance would be a Nonrecoverable

Advance with respect to the related Mortgage Loan where such Mortgage Loan has not yet been the subject of a Cash Liquidation or REO Disposition or the related Liquidation Proceeds, Insurance Proceeds and REO Proceeds have not yet been distributed to the Certificateholders.

               (b) Distributions of principal on the Senior Certificates on each Distribution Date occurring prior to the Credit Support Depletion Date will be made as follows:

                      (i) to the Class A-I-PO Certificates and Class A-PO Certificates from the related Available Distribution Amounts, until the Certificate Principal Balance thereof is reduced to zero, an amount (the "Class A-I-PO Principal Distribution Amount" and "Class A-PO Principal Distribution Amount", as applicable) equal to the aggregate of:

                             (A) the related Discount  Fraction of the principal
                      portion of each Monthly Payment on each Discount Mortgage Loan in the related Loan Group due during the related Due Period, whether or not received on or prior to the related Determination Date, minus the Discount Fraction of the principal portion of any related Debt Service Reduction which together with other Bankruptcy Losses exceeds the Bankruptcy Amount;

                             (B) the related Discount  Fraction of the principal
                      portion of all unscheduled collections on each Discount Mortgage Loan in the related Loan Group received during the preceding calendar month or, in the case of Principal Prepayments in Full, during the related Prepayment Period (other than amounts received in connection with a Cash Liquidation or REO Disposition of a Discount Mortgage Loan described in clause (C) below), including Principal Prepayments in Full, Curtailments and repurchases (including deemed repurchases under Section 3.07(b)) of such Discount Mortgage Loans (or, in the case of a substitution of a Deleted Mortgage Loan, the related Discount Fraction of the amount of any shortfall deposited in the Custodial Account in connection with such substitution);

                             (C) in connection with the Cash  Liquidation or REO
                      Disposition of a Discount Mortgage Loan in the related Loan Group that did not result in any Excess Losses, an amount equal to the lesser of (1) the applicable Discount Fraction of the Stated Principal Balance of such Discount Mortgage Loan immediately prior to such Distribution Date and (2) the aggregate amount of the collections on such Discount Mortgage Loan to the extent applied as recoveries of principal;

                             (D) any  amounts  allocable  to  principal  for any
                      previous Distribution Date (calculated pursuant to clauses
                      (A) through (C) above) that remain undistributed; and

                             (E) the amount of any Class A-I-PO Collection Shortfalls or Class A-PO Collection Shortfalls for such Distribution Date and the amount of any Class A-I-PO Collection Shortfalls or Class A-PO Collection Shortfalls
                        remaining unpaid for all previous Distribution Dates, but only to the extent of the Eligible Funds for such Distribution Date; minus

                             (F) the related Discount Fraction of the portion of
                      the Capitalization Reimbursement Amount for such Distribution Date, if any, related to each Discount Mortgage Loan; and

                             (ii) (A) the Senior Principal  Distribution  Amount
                      related to Loan Group I will be distributed to the Class A-I Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                             (B)  the  Senior  Principal   Distribution   Amount
                      related to Loan Group II will be distributed in the following order of priority:

                                    (1) first, to the Class R-I Certificates and
                             Class R-II Certificates, concurrently on a pro rata basis, until the Certificate Principal Balances thereof have been reduced to zero; and

                                    (2) second, to the Class A-II  Certificates,
                             until the Certificate Principal Balance thereof has been reduced to zero;

                             (C)  the  Senior  Principal   Distribution   Amount
                      related to Loan Group III will be distributed to the Class A-III Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and

                             (D) the Senior Principal Distribution Amount related to Loan Group IV will be distributed to the Class A-IV Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

               (c)  On  any  Distribution  Date  prior  to  the  Credit  Support
        Depletion Date on which the aggregate Certificate Principal Balance of the Group I, Group II, Group III or Group IV Certificates, as applicable, is greater than the aggregate Stated Principal Balance of the Mortgage Loans in the related Loan Group in each case after giving effect to distributions to be made on such Distribution Date, (1) 100% of the Principal Prepayments in Full and Curtailments allocable to the Class M Certificates and Class B Certificates on the Mortgage Loans in the other Loan Group will be distributed to such Class or Classes of Group I, Group II, Group III or Group IV Certificates, as applicable, and in accordance with the priorities set forth in clause 4.02(b) above, and in reduction of the Certificate Principal Balances thereof, until the aggregate Certificate Principal Balance of such Class or Classes of Certificates equals the aggregate Stated Principal Balance of the Mortgage Loans in the related Loan Group, and (2) an amount equal to one month's interest at the applicable Pass-Through Rate for such Class or Classes of Certificates on the amount of such difference will be distributed  from the Available  Distribution  Amount for the other Loan
        Group allocable to the Class M Certificates and Class B Certificates first to pay any unpaid interest on such Class or Classes of Certificates and then to pay principal on such Classes in the manner described in (1) above. In addition, prior to the occurrence of the Credit Support Depletion Date but after the reduction of the Certificate Principal Balances of any of the Group I, Group II, Group III or

        Group IV Senior Certificates to zero, the remaining Group I, Group II, Group III or Group IV Senior Certificates, as applicable, will be entitled to receive, in addition to any Principal Prepayments in Full and Curtailments related to such Certificates' respective Loan Group, 100% of the Principal Prepayments in Full and Curtailments on the Mortgage Loans in the other Loan Groups exclusive of the related Discount Fraction, on a pro rata basis, and in accordance with the priorities set forth in clause 4.02(b) above, in reduction of the Certificate Principal Balances thereof, on any Distribution Date unless
        (i) the weighted average of the initial Subordinate Percentages, weighted on the basis of the Stated Principal Balances of the Mortgage Loans in the related Loan Group, is at least two times the weighted average of the initial Subordinate Percentages for each Loan Group (calculated on such basis) and (ii) the outstanding principal balance of the Mortgage Loans in each Loan Group delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding Certificate Principal Balance of the Class M Certificates and Class B Certificates, is less than 50%.

               (d) On or after the related Credit Support Depletion Date, all priorities relating to distributions as described in Section 4.02(b) above in respect of principal among the various classes of Senior Certificates (other than the Principal Only Certificates) will be disregarded, and (i) an amount equal to the Discount Fraction of the principal portion of scheduled payments and unscheduled collections received or advanced in respect of the Discount Mortgage Loans in each Loan Group will be distributed to the related Class of Principal Only Certificates, (ii) the related Senior Principal Distribution Amount will be distributed to the related Classes of remaining Senior Certificates (other than the Principal Only Certificates) pro rata in accordance with their respective outstanding Certificate Principal Balances, and (iii) the amount set forth in Section 4.02(a)(i) will be distributed as set forth therein. Notwithstanding the foregoing, on or after the Credit Support Depletion Date and after the reduction of the Certificate Principal Balances of any of the Group I, Group II, Group III or Group IV Senior Certificates to zero, (i) the remaining Senior Principal Distribution Amount for such group of Senior Certificates will be distributed to the remaining Senior Certificates (other than the Principal Only Certificates) pro rata in accordance with their respective outstanding Certificate Principal Balances, and (ii) the amount of Accrued Certificate Interest on such group of Senior Certificates shall be distributed to the remaining Senior Certificates (other than the Principal Only Certificates) on a pro rata basis based on Accrued Certificate Interest payable on such Certificates with respect to such Distribution Date.

               (e) After the reduction of the Certificate Principal Balances of the Senior Certificates (other than the Principal Only Certificates) to zero but prior to the related Credit Support Depletion Date, the Senior Certificates (other than the Principal Only Certificates) will be entitled to no further distributions of principal thereon and the related Available Distribution Amount will be paid solely to the holders of the Principal Only Certificates, Interest Only Certificates, Class M Certificates and Class B Certificates, in each case as described herein.

               (f) In addition to the foregoing  distributions,  with respect to any Subsequent Recoveries, the Master Servicer shall deposit such funds into the Custodial Account pursuant to Section 3.07(b)(iii). If, after taking into account such Subsequent Recoveries, the amount of a Realized Loss is reduced, the amount of such Subsequent Recoveries will be applied to increase the Certificate Principal Balance of the Class of Subordinate Certificates with the Highest Priority to which Realized Losses, other than Excess Bankruptcy Losses, Excess Fraud Losses, Excess Special Hazard Losses and Extraordinary Losses, have been allocated, but not by more than the amount of Realized Losses previously allocated to that Class of Certificates pursuant to Section 4.05. The amount of any remaining Subsequent Recoveries will be applied to increase the Certificate Principal Balance of the Class of Certificates with the next Lower Priority, up to the amount of such Realized Losses previously allocated to that Class of Certificates pursuant to Section
        4.05. Any remaining Subsequent Recoveries will in turn be applied to increase the Certificate Principal Balance of the Class of Certificates with the next Lower Priority up to the amount of such Realized Losses previously allocated to that Class of Certificates pursuant to Section 4.05, and so on. Holders of such Certificates will not be entitled to any payment in respect of Accrued Certificate Interest on the amount of such increases for any Interest Accrual Period preceding the Distribution Date on which such increase occurs. Any such increases shall be applied to the Certificate Principal Balance of each Certificate of such Class in accordance with its respective Percentage Interest.

               (g) Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, as Holder thereof, and the Depository shall be responsible for crediting the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. None of the Trustee, the Certificate Registrar, the Depositor or the Master Servicer shall have any responsibility therefor except as otherwise provided by this Agreement or applicable law.

               (h) Except as otherwise provided in Section 9.01, if the Master Servicer anticipates that a final distribution with respect to any Class of Certificates will be made on the next Distribution Date, the Master Servicer shall, no later than the Determination Date in the month of such final distribution, notify the Trustee and the Trustee shall, no later than two (2) Business Days after such Determination Date, mail on such date to each Holder of such Class of Certificates a notice to the effect that: (i) the Trustee anticipates that the final distribution with respect to such Class of Certificates will be made on such Distribution Date but only upon presentation and surrender of such Certificates at the office of the Trustee or as otherwise specified therein, and (ii) no interest shall accrue on such Certificates from and after the end of the related Interest Accrual Period. In the event that Certificateholders required to surrender their Certificates pursuant to
        Section 9.01(c) do not surrender their Certificates for final cancellation, the Trustee shall cause funds distributable with respect to such Certificates to be withdrawn from the Certificate Account and credited to a separate escrow account for the benefit of such Certificateholders as provided in Section 9.01(d).

                        Section   4.03.   Statements   to    Certificateholders;
                        Statements to Rating Agencies; Exchange Act Reporting.

        (a) The Master Servicer shall forward to the Trustee no later than 5:00 P.M. New York time on the second Business Day prior to each Distribution Date, and the Trustee shall on such Distribution Date make available electronically via the Trustee's internet website which is presently located at https://www.corporatetrust.db.com/invr, or for persons unable to use this website by mail by contacting the investor relations desk at (800) 735-7777, to each Holder and the Depositor, a statement setting forth the following information as to each Class of Certificates, in each case to the extent applicable:

               (i) (A)the amount of such distribution to the Certificateholders of such Class applied to reduce the Certificate Principal Balance thereof, and (B) the aggregate amount included therein representing Principal Prepayments;

               (ii) the amount of such distribution to Holders of such Class of Certificates allocable to interest;

               (iii) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall;

               (iv) the amount of any Advance by the Master Servicer with respect to the Group I Loans, Group II Loans, Group III Loans and Group IV Loans pursuant to Section 4.04;

               (v) the number of Group I Loans, Group II Loans, Group III Loans and Group IV Loans and the Stated Principal Balance after giving effect to the distribution of principal on such Distribution Date;

               (vi) the aggregate Certificate Principal Balance or Notional Amount, as applicable, of each Class of the Certificates, after giving effect to the amounts distributed on such Distribution Date, separately identifying any reduction thereof due to Realized Losses other than pursuant to an actual distribution of principal;

               (vii) on the basis of the most recent reports furnished to it by Subservicers, the number and aggregate principal balances of Group I Loans, Group II Loans, Group III Loans and Group IV Loans that are Delinquent (A) one month, (B) two months and (C) three or more months and the number and aggregate principal balance of Group I Loans, Group II Loans, Group III Loans and Group IV Loans that are in foreclosure;

               (viii) the number, aggregate principal balance and book value of any REO Properties;

               (ix) the aggregate Accrued Certificate Interest remaining unpaid, if any, for each Class of Certificates, after giving effect to the distribution made on such Distribution Date;

               (x) the aggregate amount of Realized Losses for such Distribution Date and the aggregate amount of Realized Losses on the Group I Loans, Group II Loans, Group III Loans and Group IV Loans incurred since the Cut-off Date;

               (xi) the Special Hazard Amount, Fraud Loss Amount and Bankruptcy Amount as of the close of business on such Distribution Date and a description of any change in the calculation of such amounts;

               (xii) the Pass-Through Rate on each Class of Certificates;

               (xiii) the number and aggregate principal balance of Group I Loans, Group II Loans, Group III Loans and Group IV Loans repurchased under Section 4.07;

               (xiv)  the  aggregate  amount  of any  recoveries  on  previously
        foreclosed   loans  from   Residential   Funding  due  to  a  breach  of
        representation or warranty;

               (xv) the weighted average remaining term to maturity of the Group I Loans, Group II Loans, Group III Loans and Group IV Loans after giving effect to the amounts distributed on such Distribution Date; and

               (xvi) the weighted average Mortgage Rates of the Group I Loans, Group II Loans, Group III Loans and Group IV Loans after giving effect to the amounts distributed on such Distribution Date.

        In the case of information furnished pursuant to clauses (i) and (ii) above, the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination. In addition to the statement provided to the Trustee as set forth in this Section 4.03(a), the Master Servicer shall provide to any manager of a trust fund consisting of some or all of the Certificates, upon reasonable request, such additional information as is reasonably obtainable by the Master Servicer at no additional expense to the Master Servicer. Also, at the request of a Rating Agency, the Master Servicer shall provide the information relating to the Reportable Modified Mortgage Loans substantially in the form attached hereto as Exhibit S to such Rating Agency within a reasonable period of time; provided, however, that the Master Servicer shall not be required to provide such information more than four times in a calendar year to any Rating Agency.

        (b) Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare, or cause to be prepared, and the Trustee shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Certificate, other than a Class R Certificate, a statement containing the information set forth in clauses (i) and
(ii) of subsection (a) above aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Master Servicer and Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer and Trustee pursuant to any requirements of the Code.

        (c) As soon as reasonably practicable, upon the written request of any Certificateholder, the Master Servicer shall provide the requesting Certificateholder with such information as is necessary and appropriate, in the Master Servicer's sole discretion, for purposes of satisfying applicable reporting requirements under Rule 144A.

        (d) The Master Servicer shall, on behalf of the Depositor and in respect of the Trust Fund, sign and cause to be filed with the Commission any periodic reports required to be filed under the provisions of the Exchange Act, and the rules and regulations of the Commission thereunder. In connection with the preparation and filing of such periodic reports, the Trustee shall timely provide to the Master Servicer (I) a list of Certificateholders as shown on the Certificate Register as of the end of each calendar year, (II) copies of all pleadings, other legal process and any other documents relating to any claims, charges or complaints involving the Trustee, as trustee hereunder, or the Trust Fund that are received by the Trustee, (III) notice of all matters that, to the actual knowledge of a Responsible Officer of the Trustee, have been submitted to a vote of the Certificateholders, other than those matters that have been submitted to a vote of the Certificateholders at the request of the Depositor or the Master Servicer, and (IV) notice of any failure of the Trustee to make any distribution to the Certificateholders as required pursuant to this Agreement. Neither the Master Servicer nor the Trustee shall have any liability with respect to the Master Servicer's failure to properly prepare or file such periodic reports resulting from or relating to the Master Servicer's inability or failure to obtain any information not resulting from the Master Servicer's own negligence or willful misconduct. Any Form 10-K filed with the Commission in connection with this clause (d) shall include a certification, signed by the senior officer in charge of the servicing functions of the Master Servicer, in the form attached as Exhibit R-1 hereto or such other form as may be required or permitted by the Commission (the "Form 10-K Certification"), in compliance with Rule 13a-14 and 15d-14 under the Exchange Act and any additional directives of the Commission. In connection with the Form 10-K Certification, the Trustee shall provide the Master Servicer with a back-up certification substantially in the form attached hereto as Exhibit R-2. This
Section 4.03(d) may be amended in accordance with this Agreement without the consent of the Certificateholders.

        Section 4.04. Distribution of Reports to the Trustee and the Depositor; Advances by the Master Servicer.

        (a) Prior to the close of business on the Business Day next succeeding each Determination Date, the Master Servicer shall furnish a written statement (which may be in a mutually agreeable electronic format) to the Trustee, any Paying Agent and the Depositor (the information in such statement to be made available to Certificateholders by the Master Servicer on request) (provided that the Master Servicer will use its best efforts to deliver such written statement not later than 12:00 p.m. New York time on the second Business Day prior to the Distribution Date) setting forth (i) the Available Distribution Amounts, (ii) the amounts required to be withdrawn from the Custodial Account and deposited into the Certificate Account and Certificate Insurance Account on the immediately succeeding Certificate Account Deposit Date pursuant to clause
(iii) of Section 4.01(a), (iii) the amount of Prepayment Interest Shortfalls, and (iv) to the extent required, a report detailing the Stated Principal Balance, Mortgage Rate, Modified Mortgage Rate, remaining term to maturity and Monthly Payment for any Modified Mortgage Loan pursuant to Section 3.13. The determination by the Master Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Trustee shall be protected in relying upon the same without any independent check or verification.

        (b) On or before 2:00 P.M. New York time on each Certificate Account Deposit Date, the Master Servicer shall either (i) remit to the Trustee for deposit in the Certificate Account from its own funds, or funds received therefor from the Subservicers, an amount equal to the Advances to be made by the Master Servicer in respect of the related Distribution Date, which shall be in an aggregate amount equal to the sum of (A) the aggregate amount of Monthly Payments (with each interest portion thereof adjusted to a per annum rate equal to the Net Mortgage Rate), less the amount of any related Servicing Modifications, Debt Service Reductions or reductions in the amount of interest collectable from the Mortgagor pursuant to the Relief Act or similar legislation or regulations then in effect, on the Outstanding
Mortgage Loans as of the related Due Date in the related Due Period, which Monthly Payments were due during the related Due Period and not received as of the close of business as of the related Determination Date; provided that no Advance shall be made if it would be a Nonrecoverable Advance, (ii) withdraw from amounts on deposit in the Custodial Account and deposit in the Certificate Account all or a portion of the Amount Held for Future Distribution in discharge of any such Advance, or (iii) make advances in the form of any combination of
(i) and (ii) aggregating the amount of such Advance. Any portion of the Amount Held for Future Distribution so used shall be replaced by the Master Servicer by deposit in the Certificate Account on or before 11:00 A.M. New York time on any future Certificate Account Deposit Date to the extent that funds attributable to the Mortgage Loans that are available in the Custodial Account for deposit in the Certificate Account on such Certificate Account Deposit Date shall be less than payments to Certificateholders required to be made on the following Distribution Date. The Master Servicer shall be entitled to use any Advance made by a Subservicer as described in Section 3.07(b) that has been deposited in the Custodial Account on or before such Distribution Date as part of the Advance made by the Master Servicer pursuant to this Section 4.04.

        The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by a certificate of a Servicing Officer delivered to the Depositor and the Trustee. In the event that the Master Servicer determines as of the Business Day preceding any Certificate Account Deposit Date that it will be unable to deposit in the Certificate Account an amount equal to the Advance required to be made for the immediately succeeding Distribution Date, it shall give notice to the Trustee of its inability to advance (such notice may be given by telecopy), not later than 3:00 P.M., New York time, on such Business Day, specifying the portion of such amount that it will be unable to deposit. Not later than 3:00 P.M., New York time, on the Certificate Account Deposit Date the Trustee shall, unless by 12:00 Noon, New York time, on such day the Trustee shall have been notified in writing (by telecopy) that the Master Servicer shall have directly or indirectly deposited in the Certificate Account such portion of the amount of the Advance as to which the Master Servicer shall have given notice pursuant to the preceding sentence, pursuant to Section 7.01, (a) terminate all of the rights and obligations of the Master Servicer under this Agreement in accordance with Section 7.01 and (b) assume the rights and obligations of the Master Servicer hereunder, including the obligation to deposit in the Certificate Account an amount equal to the Advance for the immediately succeeding Distribution Date. In connection with the preceding sentence, the Trustee shall deposit all funds it receives pursuant to this Section 4.04 into the Certificate Account.

        Section 4.05. Allocation of Realized Losses.

        (a) Prior to each Distribution Date, the Master Servicer shall determine the total amount of Realized Losses, if any, that resulted from any Cash Liquidation, Servicing Modification, Debt Service Reduction, Deficient Valuation or REO Disposition that occurred during the related Prepayment Period or, in the case of a Servicing Modification that constitutes a reduction of the interest rate on a Mortgage Loan, the amount of the reduction in the interest portion of the Monthly Payment due during the related Due Period. The amount of each Realized Loss shall be evidenced by an Officers' Certificate. All Realized Losses, other than Excess Losses, shall be allocated as follows: first, to the Class B-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; second, to the Class B-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; third, to the Class B-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fourth, to the Class M-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fifth, to the Class M-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; sixth, to the Class M-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; and, thereafter, (i) in the case of the Group I Loans, if any such Realized Losses are on a Discount Mortgage Loan in Loan Group I, to the Class A-I-PO Certificates in an amount equal to the related Discount Fraction of the principal portion thereof until the Certificate Principal Balance thereof has been reduced to zero, and the remainder of such Realized Losses on the Discount Mortgage Loans in Loan Group I and the entire amount of such Realized Losses on Non-Discount Mortgage Loans in Loan Group I will be allocated among all the remaining Group I Senior Certificates (other than the Class A-I-PO Certificates) on a pro rata basis, as described in paragraph (c) below and (ii) in the case of the Group II Loans, Group III Loans and Group IV Loans, if any such Realized Losses are on a Discount Mortgage Loan in Loan Group II, Loan Group III or Loan Group IV, to the Class A-PO Certificates in an amount equal to the related Discount Fraction of the principal portion thereof until the Certificate Principal Balance thereof has been reduced to zero, and the remainder of such Realized Losses on such Discount Mortgage Loans and the entire amount of such Realized Losses on Non-Discount Mortgage Loans in the related Loan Group will be allocated among all the remaining Classes of related Senior Certificates (other than the Class A-PO Certificates) on a pro rata basis, as described in paragraph (c) below.

        (b) Any Excess Losses on Non-Discount Mortgage Loans in a Loan Group will be allocated among the related Senior Certificates (other than the Principal Only Certificates) and the Subordinate Certificates, on a pro rata basis, as described below. The principal portion of such Realized Losses on the Discount Mortgage Loans in Loan Group I will be allocated to the Class A-I- PO Certificates in an amount equal to the related Discount Fraction thereof and the remainder of such Realized Losses on the Discount Mortgage Loans in such Loan Group and the entire amount of such Realized Losses on Non-Discount Mortgage Loans in the related Loan Group will be allocated among the Group I Senior Certificates (other than the Class A-I-PO Certificates) and Subordinate Certificates, on a pro rata basis, as described in paragraph (c) below. The principal portion of such Realized Losses on the Discount Mortgage Loans in Loan Group II, Loan Group III or Loan Group IV will be allocated to the Class A-PO Certificates in an amount equal to the related Discount Fraction thereof and the remainder of such Realized Losses on the Discount Mortgage Loans in such Loan Group and the entire amount of such Realized Losses on Non-Discount Mortgage Loans in the related Loan Group will be allocated among the remaining Classes of related Senior Certificates (other than the Class A-PO Certificates) and Subordinate Certificates, on a pro rata basis, as described in paragraph (c) below.

        (c) As used herein, an allocation of a Realized Loss on a "pro rata basis" among two or more specified Classes of Certificates means an allocation among the various Classes so specified, to each such Class of Certificates on the basis of their then outstanding Certificate Principal Balances prior to giving effect to distributions to be made on such Distribution Date in the case of the principal portion of a Realized Loss or based on the Accrued Certificate Interest thereon payable on such Distribution Date (without regard to any Eligible Master Servicing Compensation for such Distribution Date) in the case of an interest portion of a Realized Loss. Except as provided in the following sentence, any allocation of the principal portion of Realized Losses (other than Debt

Service Reductions) to a Class of Certificates shall be made by reducing the Certificate Principal Balance thereof by the amount so allocated, which allocation shall be deemed to have occurred on such Distribution Date. Any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to the Subordinate Certificates then outstanding with the Lowest Priority shall be made by operation of the definition of "Certificate Principal Balance" and by operation of the provisions of Section 4.02(a). Allocations of the interest portions of Realized Losses to the Subordinate Certificates then outstanding with the Lowest Priority shall be made in proportion to the amount of Accrued Certificate Interest and by operation of the definition of "Accrued Certificate Interest" and by operation of the provisions of Section 4.02(a). Allocations of the principal portion of Debt Service Reductions shall be made by operation of the provisions of Section 4.02(a). All Realized Losses and all other losses allocated to a Class of Certificates hereunder will be allocated among the Certificates of such Class in proportion to the Percentage Interests evidenced thereby; provided that if any Subclasses of the Interest Only Certificates have been issued pursuant to Section 5.01(d), such Realized Losses and other losses allocated to the Interest Only Certificates shall be allocated among such Subclasses in proportion to the respective amounts of Accrued Certificate Interest payable on such Distribution Date that would have resulted absent such reductions.

                        Section 4.06. Reports of Foreclosures and Abandonment of Mortgaged Property.

        The Master Servicer or the Subservicers shall file information returns with respect to the receipt of mortgage interest received in a trade or business, the reports of foreclosures and abandonments of any Mortgaged Property and the informational returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050H, 6050J and 6050P of the Code, respectively, and deliver to the Trustee an Officers' Certificate on or before March 31 of each year stating that such reports have been filed. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by such Sections 6050H, 6050J and 6050P of the Code.

        Section 4.07. Optional Purchase of Defaulted Mortgage Loans.

        As to any Mortgage Loan which is delinquent in payment by 90 days or more, the Master Servicer may, at its option, purchase such Mortgage Loan from the Trustee at the Purchase Price therefor; provided, that any such Mortgage Loan that becomes 90 days or more delinquent during any given Calendar Quarter shall only be eligible for purchase pursuant to this Section during the period beginning on the first Business Day of the following Calendar Quarter, and ending at the close of business on the second-to-last Business Day of such following Calendar Quarter. Such option if not exercised shall not thereafter be reinstated as to any Mortgage Loan, unless the delinquency is cured and the Mortgage Loan thereafter again becomes delinquent in payment by 90 days or more in a subsequent Calendar Quarter. If at any time the Master Servicer makes a payment to the Certificate Account covering the amount of the Purchase Price for such a Mortgage Loan, and the Master Servicer provides to the Trustee a certification signed by a Servicing Officer stating that the amount of such payment has been deposited in the Certificate Account, then the Trustee shall execute the assignment of such Mortgage Loan at the request of the Master Servicer without recourse to the Master Servicer which shall succeed to all the Trustee's right, title and interest in and to such Mortgage Loan, and all security and documents relative thereto. Such assignment shall be an assignment outright and not for security. The Master Servicer will thereupon own such Mortgage, and all such security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto.

                                          ARTICLE V

                                       THE CERTIFICATES

        Section 5.01. The Certificates.

        (a) The Class A, Class M, Class B and Class R Certificates shall be substantially in the forms set forth in Exhibits A, B, C and D, respectively, and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery to or upon the order of the Depositor upon receipt by the Trustee or one or more Custodians of the documents specified in Section 2.01. The Class A (other than the Class A-I-IO Certificates and Class A-IO Certificates) and Class M-1 Certificates shall be issuable in minimum dollar denominations of $25,000 and integral multiples of $1 in excess thereof. The Class A-I-IO Certificates and Class A-IO Certificates shall be issuable in minimum dollar denominations of $2,000,000 Notional Amount and integral multiples of $1 in excess thereof. The Class M-2 and Class M-3 Certificates shall be issuable in minimum dollar denominations of $250,000 and integral multiples of $1 in excess thereof. The Class B Certificates shall be issuable in minimum denominations equal to the Certificate Principal Balance of each such class of Class B Certificate, respectively, except that one of each of the Class B Certificates will be issued evidencing the sum of an authorized denomination thereof plus the remainder of the aggregate initial Certificate Principal Balance of such class. Each Class of Class R Certificates shall be issued in registered, certificated form in minimum percentage interests of 20.00% and integral multiples of 0.01% in excess thereof; provided, however, that one Class R Certificate of each Class will be issuable to the REMIC Administrator as "tax matters person" pursuant to Section 10.01(c) in a minimum denomination representing a Percentage Interest of not less than 0.01%.The Certificates shall be executed by manual or facsimile signature on behalf of an authorized officer of the Trustee. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificate or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Certificate Registrar by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

        (b) The Class A Certificates and Class M Certificates shall initially be issued as one or more Certificates registered in the name of the Depository or its nominee and, except as provided below, registration of such Certificates may not be transferred by the Trustee except to another Depository that agrees to hold such Certificates for the respective Certificate Owners with Ownership Interests therein. The Certificate Owners shall hold their respective Ownership Interests in and to each Class A Certificate and Class M Certificate, through the book-entry facilities of the Depository and, except as provided below, shall not be entitled to Definitive Certificates in respect of such Ownership Interests. All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall transfer the Ownership Interests only in the Book-Entry Certificates of

Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

        The Trustee, the Master Servicer and the Company may for all purposes (including the making of payments due on the respective Classes of Book-Entry Certificates) deal with the Depository as the authorized representative of the Certificate Owners with respect to the respective Classes of Book-Entry Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the respective Classes of Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners. Multiple requests and directions from, and votes of, the Depository as Holder of any Class of Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners. The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

        If (i)(A) the Company advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and (B) the Company is unable to locate a qualified successor or (ii) the Company, with the consent of a majority of the Certificateholders, advises the Trustee in writing that it elects to terminate the book-entry system through the Depository, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of
Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of the Book-Entry Certificates by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Trustee shall issue the Definitive Certificates.

        In addition, if an Event of Default has occurred and is continuing, each Certificate Owner materially adversely affected thereby may at its option request a Definitive Certificate evidencing such Certificate Owner's Percentage Interest in the related Class of Certificates. In order to make such request, such Certificate Owner shall, subject to the rules and procedures of the Depository, provide the Depository or the related Depository Participant with directions for the Trustee to exchange or cause the exchange of the Certificate Owner's interest in such Class of Certificates for an equivalent Percentage Interest in fully registered definitive form. Upon receipt by the Trustee of instruction from the Depository directing the Trustee to effect such exchange (such instructions to contain information regarding the Class of Certificates and the Certificate Balance being exchanged, the Depository Participant account to be debited with the decrease, the registered holder of and delivery instructions for the Definitive Certificates and any other information reasonably required by the Trustee), (i) the Trustee shall instruct the Depository to reduce the related Depository Participant's account by the aggregate Certificate Principal Balance of the Definitive Certificates, (ii) the Trustee shall execute, authenticate and deliver, in accordance with the registration and delivery instructions provided by the Depository, a Definitive Certificate evidencing such Certificate Owner's Percentage Interest in such Class of Certificates and (iii) the Trustee shall execute and authenticate a new Book-Entry Certificate reflecting the reduction in the aggregate Certificate Principal Balance of such Class of Certificates by the amount of the Definitive Certificates.

        None of the Company, the Master Servicer or the Trustee shall be liable for any actions taken by the Depository or its nominee, including, without limitation, any delay in delivery of any instruction required under this section and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Depository in connection with the issuance of the Definitive Certificates pursuant to this Section 5.01 shall be deemed to be imposed upon and performed by the Trustee, and the Trustee and the Master Servicer shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

        (c) Each of the Certificates is intended to be a "security"  governed by
Article 8 of the Uniform Commercial Code as in effect in the State of New York and any other applicable jurisdiction, to the extent that any of such laws may be applicable.

        (d) From time to time the initial Holder of the Interest Only Certificates, may exchange such Holder's Interest Only Certificates for Subclasses of Interest Only Certificates to be issued under this Agreement by delivering a "Request for Exchange" substantially in the form attached hereto as Exhibit Q executed by an authorized officer, which Subclasses, in the aggregate, will represent the Uncertificated Class A-I-IO REMIC II Regular Interests corresponding to the Class A-I-IO Certificates and the Uncertificated Class A-IO REMIC II Regular Interests corresponding to the Class A-IO Certificates so surrendered for exchange. Any Subclass so issued shall bear a numerical designation commencing with Class A-I-IO-1 or Class A-IO-1, as the case may be, and continuing sequentially thereafter, and will evidence ownership of the Uncertificated REMIC Regular Interest or Interests specified in writing by such initial Holder to the Trustee. The Trustee may conclusively, without any independent verification, rely on, and shall be protected in relying on, the Holder's determinations of the Uncertificated Class A-I-IO REMIC II Regular Interests or Uncertificated Class A-IO REMIC II Regular Interests corresponding to any Subclass, the Initial Notional Amount and the initial Pass-Through Rate on a Subclass as set forth in such Request for Exchange and the Trustee shall have no duty to determine if any Uncertificated Class A-I-IO REMIC II Regular Interest or Uncertificated Class A-IO REMIC II Regular Interest designated on a Request for Exchange corresponds to a Subclass which has previously been issued. Each Subclass so issued shall be substantially in the form set forth in Exhibit A and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery in accordance with Section 5.01(a). Every Certificate presented or surrendered for exchange by the initial Holder shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer attached to such Certificate and shall be completed to the satisfaction of the Trustee and the Certificate Registrar duly executed by, the initial Holder thereof or his attorney duly authorized in writing. The Certificates of any Subclass of Class A-I-IO Certificates or Class A-IO Certificates may be transferred in whole, but not in part, in accordance with the provisions of Section 5.02.

        Section 5.02. Registration of Transfer and Exchange of Certificates.

        (a) The Trustee shall cause to be kept at one of the offices or agencies to be appointed by the Trustee in accordance with the provisions of Section 8.11 a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee is initially appointed Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided. The Certificate Registrar, or the Trustee, shall provide the Master Servicer with a certified list of Certificateholders as of each Record Date prior to the related Determination Date.

        (b) Upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose pursuant to
Section 8.11 and, in the case of any Class M, Class B or Class R Certificate, upon satisfaction of the conditions set forth below, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of a like Class and aggregate Percentage Interest.

        (c) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange the Trustee shall execute and the Certificate Registrar shall authenticate and deliver the Certificates of such Class which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

        (d) No transfer, sale, pledge or other disposition of a Class B Certificate shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with said Act and laws. Except as otherwise provided in this Section 5.02(d), in the event that a transfer of a Class B Certificate is to be made, (i) unless the Depositor directs the Trustee otherwise, the Trustee shall require a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee, the Trust Fund, the Depositor or the Master Servicer, and (ii) the Trustee shall require the transferee to execute a representation letter, substantially in the form of
Exhibit I hereto, and the Trustee shall require the transferor to execute a representation letter, substantially in the form of Exhibit J hereto, each acceptable to and in form and substance satisfactory to the Depositor and the Trustee certifying to the Depositor and the Trustee the facts surrounding such transfer, which representation letters shall not be an expense of the Trustee, the Trust Fund, the Depositor or the Master Servicer. In lieu of the requirements set forth in the preceding sentence, transfers of Class B Certificates may be made in accordance with this Section 5.02(d) if the prospective transferee of such a Certificate provides the Trustee and the Master Servicer with an investment letter substantially in the form of Exhibit N attached hereto, which investment letter shall not be an expense of the Trustee, the Depositor, or the Master Servicer, and which investment letter states that, among other things, such transferee (i) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and (ii) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the 1933 Act provided by Rule 144A. The Holder of a Class B Certificate desiring to effect any transfer, sale, pledge or other disposition shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Master Servicer and the Certificate Registrar against any liability that may result if the transfer, sale, pledge or other disposition is not so exempt or is not made in accordance with such federal and state laws and this Agreement.

        (e) (i) In the case of any Class B or Class R Certificate presented for registration in the name of any Person, either (i) the Trustee shall require an Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee, the Depositor and the Master Servicer to the effect that the purchase or holding of such Class B or Class R Certificate is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments), and will not subject the Trustee, the Depositor or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Trust Fund, the Depositor or the Master Servicer or (ii) the prospective transferee shall be required to provide the Trustee, the Depositor and the Master Servicer with a certification to the effect set forth in paragraph six of Exhibit I or paragraph three of Exhibit N (with respect to a Class B Certificate) or in paragraph fourteen of Exhibit H-1 (with respect to a Class R Certificate), which the Trustee may rely upon without further inquiry or investigation, or such other certifications as the Trustee may deem desirable or necessary in order to establish that such transferee or the Person in whose name such registration is requested either (a) is not an employee benefit plan or other plan or arrangement subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any Person (including an insurance company investing its general accounts, an investment manager, a named fiduciary or a trustee of any such Plan) who is using "plan assets" of any such Plan within the meaning of the U.S. Department of Labor regulation promulgated at 29 C.F.R. ss. 2510.3-101, to effect such acquisition (a "Plan Investor") or (b) in the case of a Class B Certificate, the following conditions are satisfied: (i) such Transferee is an insurance company,
(ii) the source of funds used to purchase or hold such Certificate (or interest therein) is an "insurance company general account" (as defined in U.S. Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60, and
(iii) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied (each entity that satisfies this clause (b), a "Complying Insurance Company").

               (ii) Any Transferee of a Class M Certificate will be deemed to have represented by virtue of its purchase or holding of such Certificate (or interest therein) that either (a) such Transferee is not a Plan Investor, (b) it has acquired and is holding such Certificate in reliance on Prohibited Transaction Exemption ("PTE") 94-29, 59 Fed. Reg. 14674 (March 29, 1994), as amended by PTE 97-34, 62 Fed. Reg. 39021 (July 21, 1997), PTE 2000-58, 65 Fed.
Reg. 67765 (November 13, 2000), and PTE 2002-41,  67 Fed. Reg. 54487 (August 22,
2002) (the "RFC Exemption"), and that it understands that there are certain conditions to the availability of the RFC Exemption including that such Certificate must be rated, at the time of purchase, not lower than "BBB-" (or its equivalent) by Standard & Poor's, Fitch or Moody's or (c) such Transferee is a Complying Insurance Company.

               (iii) (A) If any Class M Certificate (or any interest therein) is acquired or held by any Person that does not satisfy the conditions described in paragraph (ii) above, then the last preceding Transferee that either (i) is not a Plan Investor, (ii) acquired such Certificate in compliance with the RFC Exemption, or (iii) is a Complying Insurance Company shall be restored, to the extent permitted by law, to all rights and obligations as Certificate Owner thereof retroactive to the date of such

Transfer of such Class M Certificate. The Trustee shall be under no liability to any Person for making any payments due on such Certificate to such preceding Transferee.

                  (B) Any purported Certificate Owner whose acquisition or holding of any Class M Certificate (or interest therein) was effected in violation of the restrictions in this Section 5.02(e) shall indemnify and hold harmless the Depositor, the Trustee, the Master Servicer, any Subservicer, and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

        (f) (i)Each Person who has or who acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause (iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

               (A) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

               (B) In connection with any proposed Transfer of any Ownership Interest in a Class R Certificate, the Trustee shall require delivery to it, and shall not register the Transfer of any Class R Certificate until its receipt of,

                      (I) an affidavit and agreement (a "Transfer Affidavit and Agreement," in the form attached hereto as Exhibit H-1) from the proposed Transferee, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that it is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Class R Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Class R Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 5.02(f) and agrees to be bound by them, and

                      (II) a certificate, in the form attached hereto as Exhibit H-2, from the Holder wishing to transfer the Class R Certificate, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that no purpose of the proposed Transfer is to impede the assessment or collection of tax.

               (C) Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee under clause (B) above, if a Responsible Officer of the Trustee who is assigned to this Agreement has actual knowledge that the proposed Transferee is not a

        Permitted Transferee, no Transfer of an Ownership Interest in a Class R Certificate to such proposed Transferee shall be effected.

               (D) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest in a Class R Certificate and (y) not to transfer its Ownership Interest unless it provides a certificate to the Trustee in the form attached hereto as Exhibit H-2.

               (E) Each Person holding or acquiring an Ownership Interest in a Class R Certificate, by purchasing an Ownership Interest in such Certificate, agrees to give the Trustee written notice that it is a "pass-through interest holder" within the meaning of Temporary Treasury Regulations Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring an Ownership Interest in a Class R Certificate, if it is, or is holding an Ownership Interest in a Class R Certificate on behalf of, a "pass-through interest holder."

        (ii) The Trustee will register the Transfer of any Class R Certificate only if it shall have received the Transfer Affidavit and Agreement, a certificate of the Holder requesting such transfer in the form attached hereto as Exhibit H-2 and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration. Transfers of the Class R Certificates to Non-United States Persons and Disqualified Organizations (as defined in Section 860E(e)(5) of the Code) are prohibited.

               (A) If any Disqualified Organization shall become a holder of a Class R Certificate, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a Non-United States Person shall become a holder of a Class R Certificate, then the last preceding United States Person shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a transfer of a Class R Certificate is disregarded pursuant to the provisions of Treasury Regulations Section 1.860E-1 or Section 1.860G-3, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Class R Certificate that is in fact not permitted by this Section 5.02(f) or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

               (B) If any purported Transferee shall become a Holder of a Class R Certificate in violation of the restrictions in this Section 5.02(f) and to the extent that the retroactive restoration of the rights of the Holder of such Class R Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Master Servicer shall have the right, without notice to the holder or any prior holder of such Class R Certificate, to sell such Class R Certificate to a purchaser selected by the Master Servicer on such terms as the Master Servicer may choose. Such purported Transferee shall promptly endorse and deliver each Class R Certificate in accordance with the instructions of the Master Servicer. Such purchaser may be the Master Servicer itself or any Affiliate of the Master Servicer. The proceeds of such sale, net of the commissions (which may include commissions payable to the Master Servicer or its Affiliates), expenses and taxes due, if any, will be remitted by the Master Servicer to such purported Transferee. The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Master Servicer, and the Master Servicer shall not be liable to any Person having an Ownership Interest in a Class R Certificate as a result of its exercise of such discretion.

        (iv) The Master Servicer, on behalf of the Trustee, shall make available, upon written request from the Trustee, all information necessary to compute any tax imposed

               (A) as a result of the  Transfer  of an  Ownership  Interest in a
               Class R Certificate to any Person who is a Disqualified Organization, including the information regarding "excess inclusions" of such Class R Certificates required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulations Sections 1.860D-1(b)(5) and 1.860E-2(a)(5), and

               (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Class R Certificate having as among its record holders at any time any Person who is a Disqualified Organization. Reasonable compensation for providing such information may be required by the Master Servicer from such Person.

        (v) The provisions of this Section 5.02(f) set forth prior to this clause (v) may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee the following:

               (A) Written notification from each Rating Agency to the effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current ratings, if any, of the Class A Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency; and

               (B) a certificate of the Master Servicer stating that the Master Servicer has received an Opinion of Counsel, in form and substance satisfactory to the Master Servicer, to the effect that such modification, addition to or absence of such provisions will not cause any of REMIC I or REMIC II to cease to qualify as a REMIC and will not cause (x) any of REMIC I or REMIC II to be subject to an entity-level tax caused by the Transfer of any Class R Certificate to a Person that is a Disqualified Organization or (y) a Certificateholder or another Person to be subject to a REMIC-related tax caused by the Transfer of a Class R Certificate to a Person that is not a Permitted Transferee.

        (g) No service charge shall be made for any transfer or exchange of Certificates of any Class, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

        (h) All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

        Section 5.03. Mutilated, Destroyed, Lost or Stolen Certificates.

        If (i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Trustee and the Certificate Registrar receive evidence to their satisfaction of the destruction, loss or theft of any Certificate, and
(ii) there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

        Section 5.04. Persons Deemed Owners.

        Prior to due presentation of a Certificate for registration of transfer, the Depositor, the Master Servicer, the Trustee, the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.02 and for all other purposes whatsoever, except as and to the extent provided in the definition of "Certificateholder", and neither the Depositor, the Master Servicer, the Trustee, the Certificate Registrar nor any agent of the Depositor, the Master Servicer, the Trustee or the Certificate Registrar shall be affected by notice to the contrary except as provided in
Section 5.02(f).

        Section 5.05. Appointment of Paying Agent.

        The Trustee may appoint a Paying Agent for the purpose of making distributions to Certificateholders pursuant to Section 4.02. In the event of any such appointment, on or prior to each Distribution Date the Master Servicer on behalf of the Trustee shall deposit or cause to be deposited with the Paying Agent a sum sufficient to make the payments to Certificateholders in the amounts and in the manner provided for in Section 4.02 and 4.03, such sum to be held in trust for the benefit of Certificateholders. The Trustee shall cause each Paying Agent to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent will hold all sums held by it for the payment to Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders. Any sums so held by such Paying Agent shall be held only in Eligible Accounts to the extent such sums are not distributed to the Certificateholders on the date of receipt by such Paying Agent.

                                          ARTICLE VI

                            THE DEPOSITOR AND THE MASTER SERVICER

Section 6.01. Respective Liabilities of the Depositor and the Master Servicer.

        The Depositor and the Master Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Depositor and the Master Servicer herein. By way of illustration and not limitation, the Depositor is not liable for the servicing and administration of the Mortgage Loans, nor is it obligated by
Section 7.01 or 10.01 to assume any obligations of the Master Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

        Section 6.02. Merger or Consolidation of the Depositor or the Master Servicer; Assignment of Rights and Delegation of Duties by Master Servicer.

        (a) The Depositor and the Master Servicer will each keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation, and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

        (b) Any Person into which the Depositor or the Master Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Depositor or the Master Servicer shall be a party, or any Person succeeding to the business of the Depositor or the Master Servicer, shall be the successor of the Depositor or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Master Servicer shall be qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac; and provided further that each Rating Agency's ratings, if any, of the Class A Certificates and Class M Certificates in effect immediately prior to such merger or consolidation will not be qualified, reduced or withdrawn as a result thereof (as evidenced by a letter to such effect from each Rating Agency).

        (c) Notwithstanding anything else in this Section 6.02 and Section 6.04 to the contrary, the Master Servicer may assign its rights and delegate its duties and obligations under this Agreement; provided that the Person accepting such assignment or delegation shall be a Person which is qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac, is reasonably satisfactory to the Trustee and the Depositor, is willing to service the Mortgage Loans and executes and delivers to the Depositor and the Trustee an agreement, in form and substance reasonably satisfactory to the Depositor and the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Master Servicer under this Agreement; provided further that each Rating Agency's rating of the Classes of Certificates that have been rated in effect immediately prior to such assignment and delegation will not be qualified, reduced or withdrawn as a result of such assignment and delegation (as evidenced by a letter to such effect from each Rating Agency). In the case of any such assignment and delegation, the Master Servicer shall be released from its obligations under this Agreement, except that the Master Servicer shall remain liable for all liabilities and obligations incurred by it as Master Servicer hereunder prior to the satisfaction of the conditions to such assignment and delegation set forth in the next preceding sentence.

        Section 6.03. Limitation on Liability of the Depositor, the Master Servicer and Others.

        Neither the Depositor, the Master Servicer nor any of the directors, officers, employees or agents of the Depositor or the Master Servicer shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Master Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, the Master Servicer and any director, officer, employee or agent of the Depositor or the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, the Master Servicer and any director, officer, employee or agent of the Depositor or the Master Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. Neither the Depositor nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal or administrative action, proceeding, hearing or examination that is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Depositor or the Master Servicer may in its discretion undertake any such action, proceeding, hearing or examination that it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action, proceeding, hearing or examination and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Depositor and the Master Servicer shall be entitled to be reimbursed therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 and, on the Distribution Date(s) following such reimbursement, the aggregate of such expenses and costs shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such expenses and costs constituted a Prepayment Interest Shortfall.

        Section 6.04. Depositor and Master Servicer Not to Resign.

        Subject to the provisions of Section 6.02, neither the Depositor nor the Master Servicer shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Depositor or the Master Servicer shall be evidenced by an Opinion of Counsel (at the expense of the resigning party) to such effect delivered to the Trustee. No such resignation by the Master Servicer shall become effective until the Trustee or a successor servicer shall have assumed the Master Servicer's responsibilities and obligations in accordance with Section 7.02.

                                         ARTICLE VII

                                           DEFAULT

        Section 7.01. Events of Default.

        Event of Default, wherever used herein, means any one of the following events (whatever reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

        (i) the Master Servicer shall fail to distribute or cause to be distributed to Holders of Certificates of any Class any distribution required to be made under the terms of the Certificates of such Class and this Agreement and, in either case, such failure shall continue unremedied for a period of 5 days after the date upon which written notice of such failure, requiring such failure to be remedied, shall have been given to the Master Servicer by the Trustee or the Depositor or to the Master Servicer, the Depositor and the Trustee by the Holders of Certificates of such Class evidencing Percentage Interests aggregating not less than 25%; or

        (ii) the Master Servicer shall fail to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in the Certificates of any Class or in this Agreement and such failure shall continue unremedied for a period of 30 days (except that such number of days shall be 15 in the case of a failure to pay the premium for any Required Insurance Policy) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or the Depositor, or to the Master Servicer, the Depositor and the Trustee by the Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests aggregating not less than 25%; or

        (iii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or appointing a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding- up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

        (iv) the Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings of, or relating to, the Master Servicer or of, or relating to, all or substantially all of the property of the Master Servicer; or

        (v) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

        (vi) the Master Servicer shall notify the Trustee pursuant to Section 4.04(b) that it is unable to deposit in the Certificate Account an amount equal to the Advance.

        If an Event of Default described in clauses (i)-(v) of this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, either the Depositor or the Trustee shall at the direction of Holders of Certificates entitled to at least 51% of the Voting Rights, by notice in writing to the Master Servicer (and to the Depositor if given by the Trustee or to the Trustee if given by the Depositor), terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder. If an Event of Default described in clause
(vi) hereof shall occur, the Trustee shall, by notice to the Master Servicer and the Depositor, immediately terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder as provided in Section 4.04(b). On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates (other than as a Holder thereof) or the Mortgage Loans or otherwise, shall subject to Section 7.02 pass to and be vested in the Trustee or the Trustee's designee appointed pursuant to
Section 7.02; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee or its designee for administration by it of all cash amounts which shall at the time be credited to the Custodial Account or the Certificate Account or thereafter be received with respect to the Mortgage Loans. No such termination shall release the Master Servicer for any liability that it would otherwise have hereunder for any act or omission prior to the effective time of such termination. Notwithstanding any termination of the activities of Residential Funding in its capacity as Master Servicer hereunder, Residential Funding shall be entitled to receive, out of any late collection of a Monthly Payment on a Mortgage Loan which was due prior to the notice terminating Residential Funding's rights and obligations as Master Servicer hereunder and received after such notice, that portion to which Residential Funding would have been entitled pursuant to Sections 3.10(a)(ii),
(vi) and (vii) as well as its Servicing Fee in respect thereof, and any other amounts payable to Residential Funding hereunder the entitlement to which arose prior to the termination of its activities hereunder. Upon the termination of Residential Funding as Master Servicer hereunder the Depositor shall deliver to the Trustee as successor Master Servicer a copy of the Program Guide.

        Section 7.02. Trustee or Depositor to Act; Appointment of Successor.

        (a) On and after the time the Master Servicer receives a notice of termination pursuant to Section 7.01 or resigns in accordance with Section 6.04, the Trustee or, upon notice to the Depositor and with the Depositor's consent (which shall not be unreasonably withheld) a designee (which meets the standards set forth below) of the Trustee, shall be the successor in all respects to the Master Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer (except for the responsibilities, duties and liabilities contained in Sections 2.02 and 2.03(a), excluding the duty to notify related Subservicers as set forth in such Sections, and its obligations to deposit amounts in respect of losses incurred prior to such notice or termination on the investment of funds in the Custodial Account or the Certificate Account pursuant to Sections 3.07(c) and 4.01(c) by the terms and provisions hereof); provided, however, that any failure to perform such duties or responsibilities caused by the preceding Master Servicer's failure to provide information required by
Section 4.04 shall not be considered a default by the Trustee hereunder as successor Master Servicer. As compensation therefor, the Trustee as successor Master Servicer shall be entitled to all funds relating to the Mortgage Loans which the Master Servicer would have been entitled to charge to the Custodial Account or the Certificate Account if the Master Servicer had continued to act hereunder and, in addition, shall be entitled to the income from any Permitted Investments made with amounts attributable to the Mortgage Loans held in the Custodial Account or the Certificate Account. If the Trustee has become the successor to the Master Servicer in accordance with Section 6.04 or Section 7.01, then notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, which is also a Fannie Mae or Freddie Mac-approved mortgage servicing institution, having a net worth of not less than $10,000,000 as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. Pending appointment of a successor to the Master Servicer hereunder, the Trustee shall become successor to the Master Servicer and shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the initial Master Servicer hereunder. The Depositor, the Trustee, the Custodian and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Servicing Fee for any successor Master Servicer appointed pursuant to this Section 7.02 will be lowered with respect to those Mortgage Loans, if any, where the Subservicing Fee accrues at a rate of less than 0.50% per annum in the event that the successor Master Servicer is not servicing such Mortgage Loans directly and it is necessary to raise the related Subservicing Fee to a rate of 0.50% per annum in order to hire a Subservicer with respect to such Mortgage Loans.

        (b) In connection with the termination or resignation of the Master Servicer hereunder, either (i) the successor Master Servicer, including the Trustee if the Trustee is acting as successor Master Servicer, shall represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS, in which case the predecessor Master Servicer shall cooperate with the successor Master Servicer in causing MERS to revise its records to reflect the transfer of servicing to the successor Master Servicer as necessary under MERS' rules and regulations, or (ii) the predecessor Master Servicer shall cooperate with the successor Master Servicer in causing MERS to execute and deliver an assignment of Mortgage in recordable form to transfer the Mortgage from MERS to the Trustee and to execute and deliver such other notices, documents and other instruments as may be necessary or desirable to effect a transfer of such Mortgage Loan or servicing of such Mortgage Loan on the MERS(R) System to the successor Master Servicer. The predecessor Master Servicer shall file or cause to be filed any such assignment in the appropriate recording office. The predecessor Master Servicer shall bear any and all fees of MERS, costs of preparing any assignments of Mortgage, and fees and costs of filing any assignments of Mortgage that may be required under this subsection (b). The successor Master Servicer shall cause such assignment to be delivered to the Trustee or the Custodian promptly upon receipt of the original with evidence of recording thereon or a copy certified by the public recording office in which such assignment was recorded.

        Section 7.03. Notification to Certificateholders.

        (a) Upon any such termination or appointment of a successor to the Master Servicer, the Trustee shall give prompt written notice thereof to the Certificateholders at their respective addresses appearing in the Certificate Register.

        (b) Within 60 days after the occurrence of any Event of Default, the Trustee shall transmit by mail to all Holders of Certificates notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived as provided in Section 7.04 hereof.

        Section 7.04. Waiver of Events of Default.

        The Holders representing at least 66% of the Voting Rights of Certificates affected by a default or Event of Default hereunder may waive any default or Event of Default; provided, however, that (a) a default or Event of Default under clause (i) of Section 7.01 may be waived only by all of the Holders of Certificates affected by such default or Event of Default and (b) no waiver pursuant to this Section 7.04 shall affect the Holders of Certificates in the manner set forth in Section 11.01(b)(i), (ii) or (iii). Upon any such waiver of a default or Event of Default by the Holders representing the requisite percentage of Voting Rights of Certificates affected by such default or Event of Default, such default or Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon except to the extent expressly so waived.

                                         ARTICLE VIII

                                    CONCERNING THE TRUSTEE

        Section 8.01. Duties of Trustee.

        (a) The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

        (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement. The Trustee shall notify the Certificateholders of any such documents which do not materially conform to the requirements of this Agreement in the event that the Trustee, after so requesting, does not receive satisfactorily corrected documents in a timely fashion. The Trustee shall forward, cause to be forwarded or make available electronically on its website in a timely fashion the notices, reports and statements required to be forwarded by the Trustee pursuant to Sections 4.03, 7.03, and 10.01. The Trustee shall furnish in a timely fashion to the Master Servicer such information as the Master Servicer may reasonably request from time to time for the Master Servicer to fulfill its duties as set forth in this Agreement. The Trustee covenants and agrees that it shall perform its obligations hereunder in a manner so as to maintain the status of each of REMIC I and REMIC II as a REMIC under the REMIC Provisions and to prevent the imposition of any federal, state or local income, prohibited transaction (except as provided in Section 2.04 herein), contribution or other tax on the Trust Fund to the extent that maintaining such status and avoiding such taxes are reasonably within the control of the Trustee and are reasonably within the scope of its duties under this Agreement.

        (c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

               (i) Prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee by the Depositor or the Master Servicer and which on their face, do not contradict the requirements of this Agreement;

               (ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

               (iii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Certificateholders holding Certificates which evidence, Percentage Interests aggregating not less than 25% of the affected classes as to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

               (iv) The Trustee shall not be charged with knowledge of any default (other than a default in payment to the Trustee) specified in clauses (i) and (ii) of Section 7.01 or an Event of Default under clauses (iii), (iv) and (v) of Section 7.01 unless a Responsible Officer of the Trustee assigned to and working in the Corporate Trust Office obtains actual knowledge of such failure or event or the Trustee receives written notice of such failure or event at its Corporate Trust Office from the Master Servicer, the Depositor or any Certificateholder; and

               (v) Except to the extent provided in Section 7.02, no provision in this Agreement shall require the Trustee to expend or risk its own funds (including, without limitation, the making of any Advance) or otherwise incur any personal financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

        (d) The Trustee shall timely pay, from its own funds, the amount of any and all federal, state and local taxes imposed on the Trust Fund or its assets or transactions including, without limitation, (A) "prohibited transaction" penalty taxes as defined in Section 860F of the Code, if, when and as the same shall be due and payable, (B) any tax on contributions to a REMIC after the Closing Date imposed by Section 860G(d) of the Code and (C) any tax on "net income from foreclosure property" as defined in Section 860G(c) of the Code, but only if such taxes arise out of a breach by the Trustee of its obligations hereunder, which breach constitutes negligence or willful misconduct of the Trustee.

        Section 8.02. Certain Matters Affecting the Trustee.

        (a) Except as otherwise provided in Section 8.01:

               (i) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

               (ii) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

               (iii) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

               (iv) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

               (v) Prior to the occurrence of an Event of Default hereunder and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by the Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests, aggregating not less than 50%; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Master Servicer, if an Event of Default shall have occurred and is continuing, and otherwise by the Certificateholder requesting the investigation;

               (vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys provided that the Trustee shall remain liable for any acts of such agents or attorneys;

               (vii) To the extent authorized under the Code and the regulations promulgated thereunder, each Holder of a Class R Certificate hereby irrevocably appoints and authorizes the Trustee to be its attorney-in-fact for purposes of signing any Tax Returns required to be filed on behalf of the Trust Fund. The Trustee shall sign on behalf of the Trust Fund and deliver to the Master Servicer in a timely manner any Tax Returns prepared by or on behalf of the Master Servicer that the Trustee is required to sign as determined by the Master Servicer pursuant to applicable federal, state or local tax laws, provided that the Master Servicer shall indemnify the Trustee for signing any such Tax Returns that contain errors or omissions; and

               (viii) Subject to compliance with all applicable federal, state and local laws, in order to comply with its duties under the U.S. Patriot Act, the Trustee shall obtain and verify certain information and documentation from the other parties hereto, including, but not limited to, such party's name, address, and other identifying information.


        (b) Following the issuance of the Certificates (and except as provided for in Section 2.04), the Trustee shall not accept any contribution of assets to the Trust Fund unless it shall have obtained or been furnished with an Opinion of Counsel to the effect that such contribution will not (i) cause any of REMIC I or REMIC II to fail to qualify as a REMIC at any time that any Certificates are outstanding or (ii) cause the Trust Fund to be subject to any federal tax as a result of such contribution (including the imposition of any federal tax on "prohibited transactions" imposed under Section 860F(a) of the Code).

        Section 8.03. Trustee Not Liable for Certificates or Mortgage Loans.

        The recitals contained herein and in the Certificates (other than the execution of the Certificates and relating to the acceptance and receipt of the Mortgage Loans) shall be taken as the statements of the Depositor or the Master Servicer as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (except that the Certificates shall be duly and validly executed and authenticated by it as Certificate Registrar) or of any Mortgage Loan or related document, or of MERS or the MERS(R) System. Except as otherwise provided herein, the Trustee shall not be accountable for the use or application by the Depositor or the Master Servicer of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Depositor or the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Custodial Account or the Certificate Account by the Depositor or the Master Servicer.

        Section 8.04. Trustee May Own Certificates.

        The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

        Section 8.05. Master Servicer to Pay Trustee's Fees and Expenses; Indemnification.

        (a) The Master Servicer covenants and agrees to pay to the Trustee and any co-trustee from time to time, and the Trustee and any co-trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by each of them in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee and any co-trustee, and the Master Servicer will pay or reimburse the Trustee and any co-trustee upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustee or any co-trustee in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ, and the expenses incurred by the Trustee or any co-trustee in connection with the appointment of an office or agency pursuant to Section 8.12) except any such expense, disbursement or advance as may arise from its negligence or bad faith.

        (b) The Master Servicer agrees to indemnify the Trustee for, and to hold the Trustee harmless against, any loss, liability or expense incurred without negligence or willful misconduct on its part, arising out of, or in connection with, the acceptance and administration of the Trust Fund, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against any claim in connection with the exercise or performance of any of its powers or duties under this Agreement, provided that:

               (i) with respect to any such claim, the Trustee shall have given the Master Servicer written notice thereof promptly after the Trustee shall have actual knowledge thereof;

               (ii) while maintaining control over its own defense, the Trustee shall cooperate and consult fully with the Master Servicer in preparing such defense; and

               (iii) notwithstanding anything in this Agreement to the contrary, the Master Servicer shall not be liable for settlement of any claim by the Trustee entered into without the prior consent of the Master Servicer which consent shall not be unreasonably withheld.

        No termination of this Agreement shall affect the obligations created by this Section 8.05(b) of the Master Servicer to indemnify the Trustee under the conditions and to the extent set forth herein. Notwithstanding the foregoing, the indemnification provided by the Master Servicer in this Section 8.05(b) shall not pertain to any loss, liability or expense of the Trustee, including the costs and expenses of defending itself against any claim, incurred in connection with any actions taken by the Trustee at the direction of Certificateholders pursuant to the terms of this Agreement.

        Section 8.06. Eligibility Requirements for Trustee.

        The Trustee hereunder shall at all times be a national banking association or a New York banking corporation having its principal office in a state and city acceptable to the Depositor and organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in
Section 8.07.

        Section 8.07. Resignation and Removal of the Trustee.

        (a) The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Depositor and the Master Servicer. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation then the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

        (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Depositor, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Depositor may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee. In addition, in the event that the Depositor determines that the Trustee has failed (i) to distribute or cause to be distributed to Certificateholders any amount required to be distributed hereunder, if such amount is held by the Trustee or its Paying Agent (other than the Master Servicer or the Depositor) for distribution or (ii) to otherwise observe or perform in any material respect any of its covenants, agreements or obligations hereunder, and such failure shall continue unremedied for a period of 5 days (in respect of clause (i) above) or 30 days (in respect of clause (ii) above) after the date on which written notice of such failure, requiring that the same be remedied, shall have been given to the Trustee by the Depositor, then the Depositor may remove the Trustee and appoint a successor trustee by written instrument delivered as provided in the preceding sentence. In connection with the appointment of a successor trustee pursuant to the preceding sentence, the Depositor shall, on or before the date on which any such appointment becomes effective, obtain from each Rating Agency written confirmation that the appointment of any such successor trustee will not result in the reduction of the ratings on any class of the Certificates below the lesser of the then current or original ratings on such Certificates.

        (c) The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Depositor, one complete set to the Trustee so removed and one complete set to the successor so appointed.

        (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in
Section 8.08.

        Section 8.08. Successor Trustee.

        (a) Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Depositor and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Mortgage Files and related documents and statements held by it hereunder (other than any Mortgage Files at the time held by a Custodian, which shall become the agent of any successor trustee hereunder), and the Depositor, the Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

        (b) No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06.

        (c) Upon acceptance of appointment by a successor trustee as provided in this Section, the Depositor shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Depositor fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Depositor.

        Section 8.09. Merger or Consolidation of Trustee.

        Any corporation or national banking association into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or national banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or national banking association succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation or national banking association shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Trustee shall mail notice of any such merger or consolidation to the Certificateholders at their address as shown in the Certificate Register.

        Section 8.10. Appointment of Co-Trustee or Separate Trustee.

        (a) Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.

        (b) In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee, and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

        (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

        (d) Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

        Section 8.11. Appointment of Custodians.

        The Trustee may, with the consent of the Master Servicer and the Depositor, appoint one or more Custodians who are not Affiliates of the Depositor or the Master Servicer to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into a Custodial Agreement. Subject to
Article VIII, the Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $15,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File. Each
Custodial Agreement may be amended only as provided in Section 11.01. The Trustee shall notify the Certificateholders of the appointment of any Custodian (other than the Custodian appointed as of the Closing Date) pursuant to this
Section 8.11. The Trustee will maintain an office or agency which is located at 2001 Bryan Street, 8th Floor, Dallas, Texas 75201, Attention: ITS Transfer
Services - RAMP Series 2004-SL3 where Certificates may be surrendered for registration of transfer or exchange. The Trustee initially designates its offices located at 2001 Bryan Street, 8th Floor, Dallas, Texas 75201, Attention:
ITS Transfer Services - RAMP Series 2004-SL3, for the purpose of keeping the Certificate Register. The Trustee will maintain an office at the address stated in Section 11.05(c) hereof where notices and demands to or upon the Trustee in respect of this Agreement may be served.

                                          ARTICLE IX

                                         TERMINATION

Section 9.01. Termination Upon Purchase by the Master Servicer or Liquidation of All Mortgage Loans.

        (a) Subject to Section 9.02, the respective obligations and responsibilities of the Depositor, the Master Servicer and the Trustee created hereby in respect of the Certificates (other than the obligation of the Trustee to make certain payments after the Final Distribution Date to Certificateholders and the obligation of the Depositor to send certain notices as hereinafter set forth) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article IX following the earlier of:

               (i) the later of the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, or

               (ii) the purchase by the Master Servicer of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to 100% of the unpaid principal balance of each Mortgage Loan (or, if less than such unpaid principal balance, the fair market value of the related underlying property of such Mortgage Loan with respect to Mortgage Loans as to which title has been acquired if such fair market value is less than such unpaid principal balance) (net of any unreimbursed Advances attributable to principal) on the day of repurchase, plus accrued interest thereon at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of any Modified Mortgage
        Loan), to, but not including, the first day of the month in which such repurchase price is distributed; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph
        P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof; provided further, that, if the amount due under any Certificate shall not have been reduced to zero prior to the Maturity Date, the Master Servicer shall be required to terminate this Agreement in accordance with this clause (ii); and provided further, that the purchase price set forth above shall be increased as is necessary, as determined by the Master Servicer, to avoid disqualification of any of REMIC I or REMIC II as a REMIC. The purchase price paid by the Master Servicer shall also include any amounts owed by Residential Funding pursuant to the Section 5 of the Assignment Agreement in respect of any liability, penalty or expense that resulted from a covenant set forth in Section 5(B) that remain unpaid on the date of such purchase.

        The right of the Master Servicer to purchase all the assets of the Trust Fund relating to the Mortgage Loans, pursuant to clause (ii) above is conditioned upon the date of such purchase occurring on or after the Optional Termination Date. If such right is exercised by the Master Servicer, the Master Servicer shall be deemed to have been reimbursed for the full amount of any unreimbursed Advances theretofore made by it with respect to the Mortgage Loans being purchased. In addition, the Master Servicer shall provide to the Trustee the certification required by Section 3.15 and the Trustee and any Custodian shall, promptly following payment of the purchase price, release to the Master Servicer the Mortgage Files pertaining to the Mortgage Loans being purchased.

        In addition to the foregoing, on any Distribution Date on or after the Optional Termination Date, the Master Servicer shall have the right, at its option, to purchase the Certificates in whole, but not in part, at a price equal to the sum of the outstanding Certificate Principal Balance of such Certificates plus the sum of one month's Accrued Certificate Interest thereon, or, with respect to the Interest Only Certificates, on their Notional Amount, any previously unpaid Accrued Certificate Interest, and any unpaid Prepayment Interest Shortfall previously allocated thereto. If the Master Servicer exercises this right to purchase the outstanding Certificates, the Master Servicer will promptly terminate the respective obligations and responsibilities created hereby in respect of these Certificates pursuant to this Article IX.

        (b) The Master Servicer shall give the Trustee not less than 60 days' prior notice of the Distribution Date on which the Master Servicer anticipates that the final distribution will be made to Certificateholders (whether as a result of the exercise by the Master Servicer of its right to purchase the assets of the Trust Fund or otherwise). Notice of any termination, specifying the anticipated Final Distribution Date (which shall be a date that would otherwise  be  a  Distribution  Date)  upon  which  the  Certificateholders  may surrender their Certificates to the Trustee for payment of the final distribution and cancellation, shall be given promptly by the Master Servicer (if it is exercising its right to purchase the assets of the Trust Fund), or by the Trustee (in any other case) by letter to Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying:

               (i) the anticipated Final Distribution Date upon which final payment of the Certificates is anticipated to be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated,

               (ii) the amount of any such final payment, if known, and

               (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, and that payment will be made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

        If the Master Servicer is obligated to give notice to Certificateholders as aforesaid, it shall give such notice to the Certificate Registrar at the time such notice is given to Certificateholders. In the event such notice is given by the Master Servicer, the Master Servicer shall deposit in the Certificate Account before the Final Distribution Date in immediately available funds an amount equal to the purchase price for the assets of the Trust Fund computed as above provided. The Master Servicer shall provide to the Trustee written notification of any change to the anticipated Final Distribution Date as soon as practicable. If the Trust Fund is not terminated on the anticipated Final Distribution Date, for any reason, the Trustee shall promptly mail notice thereof to each affected Certificateholder.

        (c) Upon presentation and surrender of the Certificates by the Certificateholders, the Trustee shall distribute to the Certificateholders (i) the amount otherwise distributable on such Distribution Date, if not in connection with the Master Servicer's election to repurchase, or (ii) if the

Master Servicer elected to so repurchase, an amount equal to the outstanding Certificate Principal Balance thereof, plus Accrued Certificate Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued Certificate Interest.

        (d) In the event that any Certificateholders shall not surrender their Certificates for final payment and cancellation on or before the Final
Distribution Date, the Trustee shall on such date cause all funds in the Certificate Account not distributed in final distribution to Certificateholders to be withdrawn therefrom and credited to the remaining Certificateholders by depositing such funds in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer (if it exercised its right to purchase the assets of the Trust Fund), or the Trustee (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation, the Trustee shall pay to the Master Servicer all amounts distributable to the holders thereof and the Master Servicer shall thereafter hold such amounts until distributed to such holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 9.01 and the Certificateholders shall look only to the Master Servicer for such payment.

        Section 9.02. Additional Termination Requirements.

        (a) Each of REMIC I and REMIC II, as the case may be, shall be terminated in accordance with the following additional requirements, unless the Trustee and the Master Servicer have received an Opinion of Counsel (which Opinion of Counsel shall not be an expense of the Trustee) to the effect that the failure of any of REMIC I and REMIC II, as the case may be, to comply with the requirements of this Section 9.02 will not (i) result in the imposition on the Trust Fund of taxes on "prohibited transactions," as described in Section 860F of the Code, or (ii) cause any of REMIC I or REMIC II to fail to qualify as a REMIC at any time that any Certificate is outstanding:

               (i) The Master Servicer shall establish a 90-day liquidation period for each of REMIC I and REMIC II, and specify the first day of such period in a statement attached to the Trust Fund's final Tax Return pursuant to Treasury regulations Section 1.860F-1. The Master Servicer also shall satisfy all of the requirements of a qualified liquidation for each of REMIC I and REMIC II, under Section 860F of the Code and the regulations thereunder;

               (ii) The Master Servicer shall notify the Trustee at the commencement of such 90-day liquidation period and, at or prior to the time of making of the final payment on the Certificates, the Trustee shall sell or otherwise dispose of all of the remaining assets of the Trust Fund in accordance with the terms hereof; and

               (iii) If the Master Servicer is exercising its right to purchase the assets of the Trust Fund, the Master Servicer shall, during the 90-day liquidation period and at or prior to the Final Distribution Date, purchase all of the assets of the Trust Fund for cash;

provided, however, that in the event that a calendar quarter ends after the commencement of the 90- day liquidation period but prior to the Final Distribution Date, the Master Servicer shall not purchase any of the assets of the Trust Fund prior to the close of that calendar quarter.

        (b) Each Holder of a Certificate and the Trustee hereby irrevocably approves and appoints the Master Servicer as its attorney-in-fact to adopt a plan of complete liquidation for each of REMIC I and REMIC II at the expense of the Trust Fund in accordance with the terms and conditions of this Agreement.

                                          ARTICLE X

                                       REMIC PROVISIONS

        Section 10.01.REMIC Administration.

        (a) The REMIC Administrator shall make an election to treat each of REMIC I and REMIC II as a REMIC under the Code and, if necessary, under applicable state law. Such election will be made on Form 1066 or other appropriate federal tax or information return (including Form 8811) or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. The REMIC I Regular Interests shall be designated as the "regular interests" and the Class R-I Certificates shall be designated as the sole class of "residual interests" in REMIC I. The Class A-I, Class A-II, Class A-III, Class A-IV, Class A-PO, Class M and Class B Certificates and the rights in and to which will be represented by the Class A-IO and Class A-I-IO Certificates shall be designated as the "regular interests" in REMIC II and the Class R-II Certificates shall be designated the sole class of "residual interests" in REMIC II. On and after the date of issuance of any Subclass of Class A-IO and A-I-IO Certificates pursuant to
Section 5.01(d), any such Subclass will represent the Uncertificated Class A-IO REMIC II Regular Interests and Uncertificated Class A-I-IO REMIC II Regular Interests specified by the initial Holder of the Class A-IO and A-I-IO Certificates pursuant to that section. The REMIC Administrator and the Trustee shall not permit the creation of any "interests" (within the meaning of Section 860G of the Code) in the REMIC other than the Certificates.

        (b) The Closing Date is hereby designated as the "startup day" of each of REMIC I and REMIC II within the meaning of Section 860G(a)(9) of the Code.

        (c) The REMIC Administrator shall hold a Class R Certificate in each REMIC representing a 0.01% Percentage Interest of the Class R Certificates in each REMIC and shall be designated as the "tax matters person" with respect to each of REMIC I and REMIC II in the manner provided under Treasury regulations section 1.860F-4(d) and Treasury regulations section 301.6231(a)(7)-1. The REMIC Administrator, as tax matters person, shall (i) act on behalf of each of REMIC I and REMIC II in relation to any tax matter or controversy involving the Trust Fund and (ii) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. The legal expenses, including without limitation attorneys' or accountants' fees, and costs of any such proceeding and any liability resulting therefrom shall be expenses of the Trust Fund and the REMIC Administrator shall be entitled to reimbursement therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 unless such legal expenses and costs are incurred by reason of the REMIC Administrator's willful misfeasance, bad faith or gross negligence. If the REMIC Administrator is no longer the Master Servicer hereunder, at its option the REMIC Administrator may continue its duties as REMIC Administrator and shall be paid reasonable compensation not to exceed $3,000 per year by any successor Master Servicer hereunder for so acting as the REMIC Administrator.

        (d) The REMIC Administrator shall prepare or cause to be prepared all of the Tax Returns that it determines are required with respect to the REMIC created hereunder and deliver such Tax Returns in a timely manner to the Trustee and the Trustee shall sign and file such Tax Returns in a timely manner. The expenses of preparing such returns shall be borne by the REMIC Administrator without any right of reimbursement therefor. The REMIC Administrator agrees to indemnify and hold harmless the Trustee with respect to any tax or liability arising from the Trustee's signing of Tax Returns that contain errors or omissions. The Trustee and Master Servicer shall promptly provide the REMIC Administrator with such information as the REMIC Administrator may from time to time request for the purpose of enabling the REMIC Administrator to prepare Tax Returns.

        (e) The REMIC Administrator shall provide (i) to any Transferor of a Class R Certificate such information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any Person who is not a Permitted Transferee, (ii) to the Trustee and the Trustee shall forward to the Certificateholders such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount, if any, and market discount or premium (using the Prepayment Assumption) and (iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of each REMIC created hereunder.

        (f) The Master Servicer and the REMIC Administrator shall take such actions and shall cause each REMIC created hereunder to take such actions as are reasonably within the Master Servicer's or the REMIC Administrator's control and the scope of its duties more specifically set forth herein as shall be necessary or desirable to maintain the status thereof as a REMIC under the REMIC Provisions (and the Trustee shall assist the Master Servicer and the REMIC Administrator, to the extent reasonably requested by the Master Servicer and the REMIC Administrator to do so). In performing their duties as more specifically set forth herein, the Master Servicer and the REMIC Administrator shall not knowingly or intentionally take any action, cause the Trust Fund to take any action or fail to take (or fail to cause to be taken) any action reasonably within their respective control and the scope of duties more specifically set forth herein, that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of any of REMIC I or REMIC II as a REMIC or (ii) result in the imposition of a tax upon any of REMIC I or REMIC II (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code (except as provided in Section 2.04) and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) (either such event, in the absence of an Opinion of Counsel or the indemnification referred to in this sentence, an "Adverse REMIC Event") unless the Master Servicer or the REMIC Administrator, as applicable, has received an Opinion of Counsel (at the expense of the party seeking to take such action or, if such party fails to pay such expense, and the Master Servicer or the REMIC Administrator, as applicable, determines that taking such action is in the best interest of the Trust Fund and the Certificateholders, at the expense of the Trust Fund, but in no event at the expense of the Master Servicer, the REMIC Administrator or the Trustee) to the effect that the contemplated action will not, with respect to the Trust Fund created hereunder, endanger such status or, unless the Master Servicer or the REMIC Administrator or both, as applicable, determine in its or their sole discretion to indemnify the Trust Fund against the imposition of such a tax, result in the imposition of such a tax. Wherever in this Agreement a contemplated action may not be taken because the timing of such action might result in the imposition of a tax on the Trust Fund, or may only be taken pursuant to an Opinion of Counsel that such action would not impose a tax on the Trust Fund, such action may nonetheless be taken provided that the indemnity given in the preceding sentence with respect to any taxes that might be imposed on the Trust Fund has been given and that all other preconditions to the taking of such action have been satisfied. The Trustee shall not take or fail to take any action (whether or not authorized hereunder) as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action. In addition, prior to taking any action with respect to the Trust Fund or its assets, or causing the Trust Fund to take any action, which is not expressly permitted under the terms of this Agreement, the Trustee will consult with the Master Servicer or the REMIC Administrator, as applicable, or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to the Trust Fund and the Trustee shall not take any such action or cause the Trust Fund to take any such action as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that an Adverse REMIC Event could occur. The Master Servicer or the REMIC Administrator, as applicable, may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not expressly permitted by this Agreement, but in no event at the expense of the Master Servicer or the REMIC Administrator. At all times as may be required by the Code, the Master Servicer or the REMIC Administrator, as applicable, will to the extent within its control and the scope of its duties more specifically set forth herein, maintain substantially all of the assets of the REMIC as "qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

        (g) In the event that any tax is imposed on "prohibited transactions" of any REMIC created hereunder as defined in Section 860F(a)(2) of the Code, on "net income from foreclosure property" of any REMIC as defined in Section 860G(c) of the Code, on any contributions to any REMIC after the startup day therefor pursuant to Section 860G(d) of the Code, or any other tax imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Master Servicer, if such tax arises out of or results from a breach by the Master Servicer of any of its obligations under this Agreement or the Master Servicer has in its sole discretion determined to indemnify the Trust Fund against such tax, (ii) to the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this
Article X, or (iii) otherwise against amounts on deposit in the Custodial Account as provided by Section 3.10 and on the Distribution Date(s) following such reimbursement the aggregate of such taxes shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such taxes constituted a Prepayment Interest Shortfall.

        (h) The Trustee and the Master Servicer shall, for federal income tax purposes, maintain books and records with respect to each REMIC on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

        (i) Following the startup day, neither the Master Servicer nor the Trustee shall accept any contributions of assets to any REMIC unless (subject to Section 10.01(f)) the Master Servicer and the Trustee shall have received an Opinion of Counsel (at the expense of the party seeking to make such contribution) to the effect that the inclusion of such assets in any REMIC will not cause any of REMIC I or REMIC II to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject any such REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

        (j)  Neither  the Master  Servicer  nor the  Trustee  shall  (subject to
Section 10.01(f)) enter into any arrangement by which any of REMIC I or REMIC II will receive a fee or other compensation for services nor permit any of REMIC I or REMIC II to receive any income from assets other than "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

        (k) Solely for the purposes of Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" by which the principal balance of each regular interest in each REMIC would be reduced to zero is April 25, 2031.

        (l) Within 30 days after the Closing Date, the REMIC Administrator shall prepare and file with the Internal Revenue Service Form 8811, "Information Return for Real Estate Mortgage Investment Conduits (REMIC) and Issuers of Collateralized Debt Obligations" for the Trust Fund.

        (m) Neither the Trustee nor the Master Servicer shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the default, imminent default or foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of the Trust Fund, (iii) the termination of any REMIC pursuant to Article IX of this Agreement or (iv) a purchase of Mortgage Loans pursuant to Article II or III of this Agreement) or acquire any assets for any REMIC or sell or dispose of any investments in the Custodial Account or the Certificate Account for gain, or accept any contributions to any REMIC after the Closing Date unless it has received an Opinion of Counsel that such sale, disposition, substitution or acquisition will not (a) affect adversely the status of any of REMIC I or REMIC II as a REMIC or
(b) unless the Master Servicer has determined in its sole discretion to indemnify the Trust Fund against such tax, cause any REMIC to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

Section 10.02.Master Servicer, REMIC Administrator and Trustee Indemnification.

        (a) The Trustee agrees to indemnify the Trust Fund, the Depositor, the REMIC Administrator and the Master Servicer for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by the Trust Fund, the Depositor or the Master Servicer, as a result of a breach of the Trustee's covenants set forth in Article VIII or this Article X. In the event that Residential Funding is no longer the Master Servicer, the Trustee shall indemnify Residential Funding for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by Residential Funding as a result of a breach of the Trustee's covenants set forth in Article VIII or this Article X.

        (b) The REMIC Administrator agrees to indemnify the Trust Fund, the Depositor, the Master Servicer and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Depositor, the Master Servicer or the Trustee, as a result of a breach of the REMIC Administrator's covenants set forth in this
Article X with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the REMIC Administrator that contain errors or omissions; provided, however, that such liability will not be imposed to the extent such breach is a result of an error or omission in information provided to the REMIC Administrator by the Master Servicer in which case Section 10.02(c) will apply.

        (c) The Master Servicer agrees to indemnify the Trust Fund, the Depositor, the REMIC Administrator and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Depositor or the Trustee, as a result of a breach of the Master Servicer's covenants set forth in this Article X or in
Article III with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the Master Servicer that contain errors or omissions.

        Section 10.03 Distributions on the REMIC I Regular Interests.

        (a) On each Distribution Date the Trustee shall be deemed to distribute to itself, as the holder of the REMIC I Regular Interests, REMIC I Accrued Interest on the REMIC I Regular Interests for such Distribution Date, plus any REMIC I Accrued Interest thereon remaining unpaid from any previous Distribution Date.

        (b) On each  Distribution  Date,  distributions  of  principal  shall be deemed to be made to the REMIC I Regular Interests, in each case from the related Loan Group, first, to each REMIC I Regular Interest ending with the designation "SUB," so that the Uncertificated Principal Balance of each such REMIC I Regular Interest is equal to 0.01% of the excess of (x) the aggregate Stated Principal Balance of the Mortgage Loans in the related Loan Group over
(y) the Certificate Principal Amount of the related Senior Certificates (except that if any such excess is a larger number than in the preceding distribution period, the least amount of principal shall be distributed to such REMIC I
Regular Interests such that the REMIC I Subordinated Balance Ratio is maintained); and second, any remaining principal in each Loan Group to the related REMIC I Regular Interest ending with the designation "ZZZ" (provided that a portion of the remaining principal equal to the Class A-I-PO Principal Distribution Amount will be distributed to REMIC I Regular Interest A-I-PO and a portion of the remaining principal equal to the Class A-PO Principal Distribution Amount will be distributed to REMIC I Regular Interest A-PO). Realized Losses from each Loan Group shall be applied after all distributions have been made on each Distribution Date first, to the related REMIC I Regular Interest ending with the designation "SUB," so that the Uncertificated Principal Balance of each such REMIC I Regular Interest is equal to 0.01% of the excess of
(x) the aggregate Stated Principal Balance of the Mortgage Loans in the related Loan Group over (y) the Certificate Principal Amount of the related Senior Certificates (except that if any such excess is a larger number than in the preceding distribution period, the least amount of Realized Losses shall be applied to such REMIC I Regular Interests such that the REMIC I Subordinated Balance Ratio is maintained); and second, any remaining Realized Losses from each Loan Group shall be allocated to the related REMIC I Regular Interests ending with the designation "ZZZ" (except that if a Realized Loss is recognized with respect to a Discount Mortgage Loan that is a Group I Loan, the applicable portion of such Realized Loss will be allocated to REMIC I Regular Interest A-I-PO and that if a Realized Loss is recognized with respect to a Discount Mortgage Loan that is a Group II Loan, Group III Loan or Group IV Loan, the applicable portion of such Realized Loss will be allocated to REMIC I Regular Interest A-PO).

        (c) Notwithstanding the deemed distributions on the REMIC I Regular Interests described in this Section 10.03, distributions of funds from the Certificate Account shall be made only in accordance with Section 4.02.

        Section   10.04.Distributions   on  the  Uncertificated   REMIC  Regular
Interests.

        (a) On each Distribution Date the Trustee shall be deemed to distribute to itself, as the holder of the Uncertificated REMIC Regular Interests, Uncertificated Accrued Interest on the Uncertificated REMIC Regular Interests for such Distribution Date, plus any Uncertificated Accrued Interest thereon remaining unpaid from any previous Distribution Date.

        (b) In determining from time to time the Uncertificated REMIC Regular Interest Distribution Amounts, Realized Losses allocated to the Class A-I-IO Certificates and Class A-IO Certificates under Section 4.05 shall be deemed allocated to related Uncertificated REMIC Regular Interests on a pro rata basis based on the related Uncertificated Accrued Interest for the related Distribution Date.

        (c) On each Distribution Date, the Trustee shall be deemed to distribute from the Trust Fund, in the priority set forth in Section 4.02(a), to the Class A-I-IO Certificates and Class A-IO Certificates or any Subclass of either thereof issued pursuant to Section 5.01(d), the amounts distributable thereon from the related Uncertificated REMIC Regular Interest Distribution Amounts deemed to have been received by the Trustee from the Trust Fund under this
Section 10.05. The amount deemed distributable hereunder with respect to the Class A-I-IO Certificates and Class A-IO Certificates or any Subclass of either thereof issued pursuant to Section 5.01(d), shall equal 100% of the amounts payable with respect to the related Uncertificated REMIC Regular Interests.

        (d) Notwithstanding the deemed distributions on the REMIC I Regular Interests described in this Section 10.05, distributions of funds from the Certificate Account shall be made only in accordance with Section 4.02.

                                          ARTICLE XI

                                   MISCELLANEOUS PROVISIONS

        Section 11.01.Amendment.

        (a) This Agreement or any Custodial Agreement may be amended from time to time by the Depositor, the Master Servicer and the Trustee, without the consent of any of the Certificateholders:

               (i) to cure any ambiguity,

               (ii) to correct or supplement any provisions herein or therein, which may be inconsistent with any other provisions herein or therein or to correct any error,

               (iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary or desirable to maintain the qualification of REMIC I or REMIC II as REMICs at all times that any Certificate is outstanding or to avoid or minimize the risk of the imposition of any tax on the Trust Fund pursuant to the Code that would be a claim against the Trust Fund, provided that the Trustee has received an Opinion of Counsel to the effect that (A) such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (B) such action will not adversely affect in any material respect the interests of any Certificateholder,

               (iv) to change the timing and/or nature of deposits into the Custodial Account or the Certificate Account or to change the name in which the Custodial Account is maintained, provided that (A) the Certificate Account Deposit Date shall in no event be later than the related Distribution Date, (B) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (C) such change shall not result in a reduction of the rating assigned to any Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect,

               (v) to modify, eliminate or add to the provisions of Section 5.02(f) or any other provision hereof restricting transfer of the Class R Certificates by virtue of their being the "residual interests" in the Trust Fund provided that (A) such change shall not result in reduction of the rating assigned to any such Class of Certificates below the lower of the then- current rating or the rating assigned to such Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect, and (B) such change shall not, as evidenced by an Opinion of Counsel (at the expense of the party seeking so to modify, eliminate or add such provisions), cause the Trust Fund or any of the Certificateholders (other than the transferor) to be subject to a federal tax caused by a transfer to a Person that is not a Permitted Transferee, or

               (vi) to make any other provisions with respect to matters or questions arising under this Agreement or such Custodial Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder.

        (b) This Agreement or any Custodial Agreement may also be amended from time to time by the Depositor, the Master Servicer, the Trustee and the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or such Custodial Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment shall:

               (i) reduce in any manner the amount of, or delay the timing of, payments which are required to be distributed on any Certificate without the consent of the Holder of such Certificate,

               (ii) adversely affect in any material respect the interest of the Holders of Certificates of any Class in a manner other than as described in clause (i) hereof without the consent of Holders of Certificates of such Class evidencing, as to such Class, Percentage Interests aggregating not less than 66%, or

               (iii) reduce the aforesaid percentage of Certificates of any Class the Holders of which are required to consent to any such amendment, in any such case without the consent of the Holders of all Certificates of such Class then outstanding.

        (c) Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel (at the expense of the party seeking such amendment) to the effect that such amendment is permitted under this Agreement and that such amendment or the exercise of any power granted to the Master Servicer, the Depositor or the Trustee in accordance with such amendment will not result in the imposition of a federal tax on the Trust Fund or cause REMIC I or REMIC II to fail to qualify as REMICs at any time that any Certificate is outstanding. The Trustee may but shall not be obligated to enter into any amendment pursuant to this Section that affects its rights, duties and immunities and this agreement or otherwise; provided however, such consent shall not be unreasonably withheld.

        (d) Promptly after the execution of any such amendment the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder. It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

        (e) The Depositor shall have the option, in its sole discretion, to obtain and deliver to the Trustee any corporate guaranty, payment obligation, irrevocable letter of credit, surety bond, insurance policy or similar instrument or a reserve fund, or any combination of the foregoing, for the purpose of protecting the Holders of the Class R Certificates against any or all Realized Losses or other shortfalls. Any such instrument or fund shall be held by the Trustee for the benefit of the Class R Certificateholders, but shall not be and shall not be deemed to be under any circumstances included in the REMIC. To the extent that any such instrument or fund constitutes a reserve fund for federal income tax purposes, (i) any reserve fund so established shall be an outside reserve fund and not an asset of the REMIC,
(ii) any such reserve fund shall be owned by the Depositor, and (iii) amounts transferred by the REMIC to any such reserve fund shall be treated as amounts distributed by the REMIC to the Depositor or any successor, all within the meaning of Treasury regulations Section 1.860G-2(h). In connection with the provision of any such instrument or fund, this Agreement and any provision hereof may be modified, added to, deleted or otherwise amended in any manner that is related or incidental to such instrument or fund or the establishment or administration thereof, such amendment to be made by written instrument executed or consented to by the Depositor and such related insurer but without the consent of any Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of the Certificateholders, the Master Servicer or the Trustee, as applicable; provided that the Depositor obtains an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code and (b) any of REMIC I or REMIC II to fail to qualify as a REMIC at any time that any Certificate is outstanding. In the event that the Depositor elects to provide such coverage in the form of a limited guaranty provided by General Motors Acceptance Corporation, the Depositor may elect that the text of such amendment to this Agreement shall be substantially in the form attached hereto as Exhibit K (in which case Residential Funding's Subordinate Certificate Loss Obligation as described in such exhibit shall be established by Residential Funding's consent to such amendment) and that the limited guaranty shall be executed in the form attached hereto as Exhibit L, with such changes as the Depositor shall deem to be appropriate; it being understood that the Trustee has reviewed and approved the content of such forms and that the Trustee's consent or approval to the use thereof is not required.

        Section 11.02.Recordation of Agreement; Counterparts.

        (a) To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee (pursuant to the request of the Holders of Certificates entitled to at least 25% of the Voting Rights), but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

        (b) For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

        Section 11.03.Limitation on Rights of Certificateholders.

        (a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of any of the parties hereto.

        (b) No Certificateholder shall have any right to vote (except as expressly provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

        (c) No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates of any Class evidencing in the aggregate not less than 25% of the related Percentage Interests of such Class, shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates of any Class shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates of such Class or any other Class, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of Certificateholders of such Class or all Classes, as the case may be. For the protection and enforcement of the provisions of this Section 11.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

        Section 11.04.Governing Law.

        This agreement and the Certificates shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

        Section 11.05. Notices.

        All demands and notices hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid (except for notices to the Trustee which shall be deemed to have been duly given only when received), to (a) in the case of the Depositor, 8400 Normandale Lake Boulevard, Suite 250, Minneapolis, Minnesota 55437, Attention: President (RAMP), or such other address as may hereafter be furnished to the Master Servicer and the Trustee in writing by the Depositor;
(b) in the case of the Master Servicer, 2255 North Ontario Street, Burbank, California 91504-3120, Attention: Bond Administration or such other address as may be hereafter furnished to the Depositor and the Trustee by the Master Servicer in writing; (c) in the case of the Trustee, 1761 East St. Andrew Place, Santa Ana, California 92705, Attention: Residential Asset Mortgage Products Inc. Series 2004-SL3 or such other address as may hereafter be furnished to the Depositor and the Master Servicer in writing by the Trustee;
(d) in the case of Standard & Poor's, 55 Water Street,  New York, New York 10041
Attention: Mortgage Surveillance or such other address as may be hereafter furnished to the Depositor, Trustee and Master Servicer by Standard & Poor's; and (e) in the case of Fitch, One State Street Plaza, New York, New York 10004,
Attention: ABS Monitoring Department, or such other address as may be hereafter furnished to the Depositor, the Trustee and the Master Servicer in writing by Fitch. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

        Section 11.06.Notices to Rating Agencies.

        The Depositor, the Master Servicer or the Trustee, as applicable, shall notify each Rating Agency and each Subservicer at such time as it is otherwise required pursuant to this Agreement to give notice of the occurrence of, any of the events described in clause (a), (b), (c), (d), (g), (h), (i) or (j) below or provide a copy to each Rating Agency at such time as otherwise required to be delivered pursuant to this Agreement of any of the statements described in clauses (e) and (f) below:

        (a) a material change or amendment to this Agreement,

        (b) the occurrence of an Event of Default,

        (c) the termination or appointment of a successor Master Servicer or Trustee or a change in the majority ownership of the Trustee,

        (d) the filing of any claim under the Master Servicer's blanket fidelity bond and the errors and omissions insurance policy required by Section 3.12 or the cancellation or modification of coverage under 152 any such instrument,

        (e) the statement required to be delivered to the Holders of each Class of Certificates pursuant to Section 4.03,

        (f) the statements required to be delivered pursuant to Sections 3.18 and 3.19,

        (g) a change in the location of the Custodial Account or the Certificate Account,

        (h) the occurrence of any monthly cash flow shortfall to the Holders of any Class of Certificates resulting from the failure by the Master Servicer to make an Advance pursuant to Section 4.04,

        (i) the occurrence of the Final Distribution Date, and

        (j) the repurchase of or substitution for any Mortgage Loan, provided, however, that with respect to notice of the occurrence of the events described in clauses (d), (g) or (h) above, the Master Servicer shall provide prompt written notice to each Rating Agency and the Subservicer of any such event known to the Master Servicer.

        Section 11.07.Severability of Provisions.

        If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

        Section 11.08.Supplemental Provisions for Resecuritization.

        (a) This Agreement may be supplemented by means of the addition of a separate Article hereto (a "Supplemental Article") for the purpose of resecuritizing any of the Certificates issued hereunder, under the following circumstances. With respect to any Class or Classes of Certificates issued hereunder, or any portion of any such Class, as to which the Depositor or any of its Affiliates (or any designee thereof) is the registered Holder (the "Resecuritized Certificates"), the Depositor may deposit such Resecuritized Certificates into a new REMIC, grantor trust, FASIT or custodial arrangement (a "Restructuring Vehicle") to be held by the Trustee pursuant to a Supplemental Article. The instrument adopting such Supplemental Article shall be executed by the Depositor, the Master Servicer and the Trustee; provided, that neither the Master Servicer nor the Trustee shall withhold their consent thereto if their respective interests would not be materially adversely affected thereby. To the extent that the terms of the Supplemental Article do not in any way affect any provisions of this Agreement as to any of the Certificates initially issued hereunder, the adoption of the Supplemental Article shall not constitute an "amendment" of this Agreement. Each Supplemental Article shall set forth all necessary provisions relating to the holding of the Resecuritized Certificates by the Trustee, the establishment of the Restructuring Vehicle, the issuing of various classes of new certificates by the Restructuring Vehicle and the distributions to be made thereon, and any other provisions necessary to the purposes thereof. In connection with each Supplemental Article, the Depositor shall deliver to the Trustee an Opinion of Counsel to the effect that (i) the Restructuring Vehicle will qualify as a REMIC, grantor trust, FASIT or other entity not subject to taxation for federal income tax purposes and (ii) the adoption of the Supplemental Article will not endanger the status of any of REMIC I or REMIC II as a REMIC or result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transaction as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC as set forth in Section 860G(d) of the Code.

               IN WITNESS WHEREOF, the Depositor, the Master Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized and their respective seals, duly attested, to be hereunto affixed, all as of the day and year first above written.


[Seal]                                          RESIDENTIAL    ASSET    MORTGAGE
                                                PRODUCTS, INC.

Attest:                                         By:
        Name:  Karen Fox                                Name: Benita Bjorgo
        Title:  Vice President                          Title:  Vice President



[Seal]
                                                RESIDENTIAL FUNDING CORPORATION

Attest:                                         By:
        Name:  Benita Bjorgo                            Name: Karen Fox
        Title:   Associate                              Title: Director



[Seal]                                          DEUTSCHE   BANK  TRUST   COMPANY
                                                AMERICAS
                                                                  as Trustee
Attest:
        Name:
        Title:                                  By:
                                                        Name:
                                                        Title:

STATE OF MINNESOTA              )
                                ) ss.:
COUNTY OF HENNEPIN              )

               On the 29th day of September, 2004 before me, a notary public in and for said State, personally appeared _________________, known to me to be a Vice President of Residential Asset Mortgage Products, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                    Notary Public

                                                    _________________

[Notarial Seal]

STATE OF MINNESOTA              )
                                ) ss.:
COUNTY OF HENNEPIN              )

               On the 29th day of September, 2004 before me, a notary public in and for said State, personally appeared ___________________, known to me to be an Director of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                    Notary Public

                                                    __________________

[Notarial Seal]

STATE OF NEW YORK               )
                                ) ss.:
COUNTY OF NEW YORK              )

               On the 29th day of September, 2004 before me, a notary public in and for said State, personally appeared ____________________, known to me to be a _________________ of Deutsche Bank Trust Company Americas, a California banking corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said banking corporation and acknowledged to me that such banking corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                    Notary Public

                                                    ___________________


[Notarial Seal]

                                    EXHIBIT A

                           FORM OF CLASS A CERTIFICATE

        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986.

        UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.



Certificate No. [____]                          [____]% Pass-Through Rate

Class [A-___] Senior                            Percentage Interest: ____%

Date of Pooling and Servicing Agreement and     Aggregate Initial [Certificate Principal
Cut-off Date:                                   Balance] [Notional Amount] of the Class
September 1, 2004                               [A-___] Certificates: $________

First Distribution Date:                        [Initial] [Certificate Principal Balance]
October 25, 2004                                [Notional Amount] of this Certificate:
                                                $[______________]

Master Servicer:
Residential Funding Corporation

Assumed Final Distribution Date:                CUSIP
[              ][            ]                  [______________]



                    MORTGAGE-BACKED PASS-THROUGH CERTIFICATE
                                 SERIES 2004-SL3

               evidencing a percentage interest in the distributions allocable to the Class A-__ Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first lien mortgage loans sold by RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

        This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Asset Mortgage Products, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Asset Mortgage Products, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

        This certifies that ______________ is the registered owner of the Percentage Interest evidenced by this Certificate [(obtained by dividing the [Initial Certificate Principal Balance] [Initial Notional Amount] of this Certificate by the aggregate [Initial Certificate Principal Balance of all Class A-__ Certificates] [Initial Notional Amount of all [Class A-I-IO][Class A-IO] Certificates], both as specified above)] in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of conventional one- to four-family fixed interest rate first lien mortgage loans (the "Mortgage Loans"), sold by Residential Asset Mortgage Products, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of September 1, 2004 (the "Pooling and Servicing

Agreement" or the "Agreement") among the Company, the Master Servicer and Deutsche Bank Trust Company Americas, as Trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

        Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the related Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of [interest][and][principal], if any) required to be distributed to Holders of Class A-__ Certificates on such Distribution Date. [The Notional Amount of the [Class A-I-IO][Class A-I-IO] Certificates as of any date of determination will be calculated as set forth in the Agreement. The [Class A-I-IO][Class A-IO] Certificates have no Certificate Principal Balance.]

        Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

        Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The [Initial Certificate Principal Balance] [Initial Notional Amount] of this Certificate is set forth above.] [The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto.]

        This  Certificate  is one of a duly  authorized  issue  of  Certificates issued in several Classes designated as Mortgage-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

        The Certificates are limited in right of payment to certain collections and recoveries respecting the related Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

        As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

        The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates. As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new certificates of authorized denominations evidencing the same class and aggregate percentage interest will be issued to the designated transferee or transferees.

        The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

        No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

        The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

        This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

        The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the related Certificates. The Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the aggregated Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than one percent of the Cut-off Date Principal Balance of the Mortgage Loans.

        Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

        Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

        IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: September 29, 2004              DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                       as Trustee

                                       By:   ________________________________
                                              Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

        This is one of the Class [A-] Certificates referred to in the within-mentioned Agreement.

                                          DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                          as Certificate Registrar

                                          By: _________________________________

                                   ASSIGNMENT

        FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage-Backed Pass- Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

        I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:   _________________           ____________________________________
                                      Signature by or on behalf of assignor


                                      ____________________________

                            DISTRIBUTION INSTRUCTIONS

        The assignee should include the following for purposes of distribution:

        Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _______________________for the account of __________________ account number ______________, or, if mailed by check, to
____________________________.   Applicable   statements   should  be  mailed  to
________________________.

        This information is provided by _____________________, the assignee named above, or ________________, as its agent.

                                    EXHIBIT B

                          FORM OF CLASS M CERTIFICATES

        THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES AND THE [CLASS M-[ ] CERTIFICATES] DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

        UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

        ANY TRANSFEREE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE REPRESENTED BY VIRTUE OF ITS PURCHASE OR HOLDING OF THIS CERTIFICATE (OR INTEREST HEREIN) THAT EITHER (A) SUCH TRANSFEREE IS NOT A PERSON, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY PLAN) ACTING, DIRECTLY OR INDIRECTLY, ON BEHALF OF OR PURCHASING ANY CERTIFICATE WITH "PLAN ASSETS" OF ANY PLAN (A "PLAN INVESTOR"), (B) IT HAS ACQUIRED AND IS HOLDING SUCH CERTIFICATE IN RELIANCE ON PROHIBITED TRANSACTION EXEMPTION ("PTE") 94-29, 59 FED. REG. 14674 (MARCH 29,
1994), AS AMENDED BY PTE 97-34, 62 FED. REG. 39021 (JULY 21, 1997), PTE 2000-58,
65 FED. REG.  67765  (NOVEMBER 13, 2000),  AND PTE 2002-41,  67 FED. REG.  54487
(AUGUST 22, 2002) (THE "RFC EXEMPTION"), AND THAT IT UNDERSTANDS THAT THERE ARE CERTAIN CONDITIONS TO THE AVAILABILITY OF THE RFC EXEMPTION INCLUDING THAT SUCH CERTIFICATE MUST BE RATED, AT THE TIME OF PURCHASE, NOT LOWER THAN "BBB-" (OR ITS EQUIVALENT) BY STANDARD & POOR'S, FITCH OR MOODY'S OR (C)(I) THE TRANSFEREE IS AN INSURANCE COMPANY, (II) THE SOURCE OF FUNDS TO BE USED BY IT TO PURCHASE THE CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (WITHIN THE MEANING OF U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 95-60), AND (III) THE CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE (C), A "COMPLYING INSURANCE COMPANY").

        IF THIS CERTIFICATE (OR ANY INTEREST HEREIN) IS ACQUIRED OR HELD IN VIOLATION OF THE PROVISIONS OF THE PRECEDING PARAGRAPH, THEN THE LAST PRECEDING TRANSFEREE THAT EITHER (I) IS NOT A PLAN INVESTOR, (II) ACQUIRED SUCH CERTIFICATE IN COMPLIANCE WITH THE RFC EXEMPTION OR (III) IS A COMPLYING INSURANCE COMPANY SHALL BE RESTORED, TO THE EXTENT PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS CERTIFICATE OWNER THEREOF RETROACTIVE TO THE DATE OF SUCH TRANSFER OF THIS CERTIFICATE. THE TRUSTEE SHALL BE UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

        ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST HEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 5.02(E) OF THE POOLING AND SERVICING AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE DEPOSITOR, THE TRUSTEE, THE MASTER SERVICER, ANY SUBSERVICER, AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.


Certificate No. [____]                          [Adjustable] [Variable] Pass-Through Rate

Class [M-___] Subordinate

Date of Pooling and Servicing Agreement and     Aggregate Certificate Principal Balance of
Cut-off Date:                                   the Class [M-__] Certificates:
September 1, 2004                               $_______________

First Distribution Date:                        Initial Certificate Principal Balance of this
October 25, 2004                                Certificate:
                                                $[______________]

Master Servicer:
Residential Funding Corporation

Assumed Final Distribution Date:                CUSIP
[_____________]                                 [______________]



                    MORTGAGE-BACKED PASS-THROUGH CERTIFICATE,
                                 SERIES 2004-SL3

               evidencing a percentage interest in any distributions allocable to the Class [M-___] Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first lien mortgage loans sold by RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

        This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Asset Mortgage Products, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Asset Mortgage Products, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Depositor, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

        This certifies that _______________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Certificate Principal Balance of this Certificate by the aggregate Certificate Principal Balance of all Class [M-___] Certificates, both as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first lien mortgage loans (the "Mortgage Loans"), formed and sold by Residential Asset Mortgage Products, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of September 1,

2004, (the "Pooling and Servicing Agreement" or the "Agreement") among the Depositor, the Master Servicer and Deutsche Bank Trust Company Americas, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

        Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business [on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution][on the Business Day prior to the Distribution Date] (the "Record Date"), from the related Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class [M-___] Certificates on such Distribution Date.

        Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

        Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The
Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

        As described above, any transferee of this Certificate will be deemed to have represented by virtue of its purchase or holding of this Certificate (or interest herein) that either (A) such transferee is not a Plan Investor, (B) it has acquired and is holding this Certificate in reliance on the RFC Exemption and that it understands that there are certain conditions to the availability of the RFC Exemption including that this Certificate must be rated, at the time of purchase, not lower than "BBB-" (or its equivalent) by Standard & Poor's, Fitch or Moody's or (C) the transferee is a Complying Insurance Company. In addition, any purported Certificate Owner whose acquisition or holding of this Certificate (or interest herein) was effected in violation of the restrictions in Section 5.02(e) of the Agreement shall indemnify and hold harmless the Depositor, the Trustee, the Master Servicer, any Subservicer, and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

        This  Certificate  is one of a duly  authorized  issue  of  Certificates issued in several Classes designated as Mortgage-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

        The Certificates are limited in right of payment to certain collections and recoveries respecting the related Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

        As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

        The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Depositor , the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

        As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

        The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

        No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

        The Depositor, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

        This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

        The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the related Certificates. The Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the aggregated Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than one percent of the Cut-off Date Principal Balance of the Mortgage Loans.

        Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

        IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:________________          DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                as Trustee

                                By:  ______________________________
                                       Authorized Signatory

                          CERTIFICATE OF AUTHENTICATION

        This is one of the Class [M-__ ] Certificates referred to in the within-mentioned Agreement.

                                DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                as Certificate Registrar

                                By:  _________________________________
                                       Authorized Signatory

                                   ASSIGNMENT

        FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage-Backed Pass- Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

        I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:   _________________           ____________________________________
                                      Signature by or on behalf of assignor


                                      ____________________________
                                      Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

        The assignee should include the following for purposes of distribution:

        Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _______________________for the account of __________________ account number ______________, or, if mailed by check, to
____________________________.   Applicable   statements   should  be  mailed  to
________________________.

        This information is provided by _____________________, the assignee named above, or ________________, as its agent.

                                    EXHIBIT C

                          FORM OF CLASS B CERTIFICATES

        THIS  CERTIFICATE  IS  SUBORDINATED  IN RIGHT OF  PAYMENT  TO THE SENIOR
CERTIFICATES[,]   [AND]  THE  CLASS  M-[  ]  CERTIFICATES  [AND]  [CLASS  B-[__]
CERTIFICATES] DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

        ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST HEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 5.02(E) OF THE POOLING AND SERVICING AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE DEPOSITOR, THE TRUSTEE, THE MASTER SERVICER, ANY SUBSERVICER, AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.]

        THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

        [NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(E) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.]


Certificate No. [____]                          [Adjustable] [Variable] Pass-Through Rate

Class [B-___] Subordinate

Date of Pooling and Servicing Agreement and     Aggregate Certificate Principal Balance of
Cut-off Date:                                   the Class [B-___] Certificates:
September 1, 2004                               $_______________

First Distribution Date:                        Initial Certificate Principal Balance of this
October 25, 2004                                Certificate:
                                                $[______________]

Master Servicer:
Residential Funding Corporation

Assumed Final Distribution Date:                CUSIP
[_____________]                                 [______________]

                    MORTGAGE-BACKED PASS-THROUGH CERTIFICATE,
                                 SERIES 2004-SL3

               evidencing a percentage interest in any distributions allocable to the Class [M-___][B-___] Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first lien mortgage loans sold by RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

        This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Asset Mortgage Products, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Asset Mortgage Products, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Depositor, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

        This certifies that _______________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Certificate Principal Balance of this Certificate by the aggregate Certificate Principal Balance of all Class [B-___] Certificates, both as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first lien mortgage loans (the "Mortgage Loans"), formed and sold by Residential Asset Mortgage Products, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of September 1,

Depositor, the Master Servicer and Deutsche Bank Trust Company Americas, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

        Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business [on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution][on the Business Day prior to the Distribution Date] (the "Record Date"), from the related Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class [B-___] Certificates on such Distribution Date.

        Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

        Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The
Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

        No transfer of this Class [B-___] Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is to be made, (i) the Trustee or the Company may require an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state and (ii) the transferee shall execute an investment letter in the form described in Section 5.02(e) of the Agreement. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Company, the Master Servicer and the Certificate Registrar acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws.

        In connection with any such transfer, the Trustee will also require either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class B Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or (ii) a representation letter, in the form as described by the Agreement, either stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan, or stating that the transferee is an insurance company, the source of funds to be used by it to purchase the Certificate is an "insurance company general account" (within the meaning of Department of Labor Prohibited
Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.]

        This  Certificate  is one of a duly  authorized  issue  of  Certificates issued in several Classes designated as Mortgage-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

        The Certificates are limited in right of payment to certain collections and recoveries respecting the related Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

        As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

        The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Depositor , the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

        As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

        The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

        No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

        The Depositor, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

        This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

        The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the related Certificates. The Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the aggregated Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than one percent of the Cut-off Date Principal Balance of the Mortgage Loans.

        Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

        IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:________________                DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                      as Trustee

                                      By:    _________________________
                                             Authorized Signatory

                          CERTIFICATE OF AUTHENTICATION

        This is one of the Class [B-__] Certificates referred to in the within-mentioned Agreement.

                                       DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                       as Certificate Registrar

                                       By:  ____________________________
                                              Authorized Signatory

                                   ASSIGNMENT

        FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage-Backed Pass- Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

        I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:   _________________           ____________________________________
                                      Signature by or on behalf of assignor


                                      ____________________________
                                      Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

        The assignee should include the following for purposes of distribution:

        Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _______________________for the account of __________________ account number ______________, or, if mailed by check, to
____________________________.   Applicable   statements   should  be  mailed  to
________________________.

        This information is provided by _____________________, the assignee named above, or ________________, as its agent.

                                    EXHIBIT D

                           FORM OF CLASS R CERTIFICATE

        THIS CERTIFICATE MAY NOT BE HELD BY OR TRANSFERRED TO A NON- UNITED STATES PERSON OR A DISQUALIFIED ORGANIZATION (AS DEFINED BELOW).

        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"). THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

        THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

        NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(E) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE
DEPOSITOR OR THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE DEPOSITOR OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

        ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE MASTER SERVICER AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY POSSESSION OF THE UNITED STATES, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING (OTHER THAN AN INSTRUMENTALITY WHICH IS A CORPORATION IF ALL OF ITS ACTIVITIES ARE SUBJECT TO TAX AND EXCEPT FOR FREDDIE MAC, A MAJORITY OF ITS BOARD OF DIRECTORS IS NOT SELECTED BY SUCH GOVERNMENTAL UNIT), (B) A FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF EITHER OF THE FOREGOING, (C) ANY ORGANIZATION (OTHER THAN CERTAIN FARMERS' COOPERATIVES DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE (INCLUDING THE TAX IMPOSED BY SECTION 511 OF THE CODE ON UNRELATED BUSINESS TAXABLE INCOME), (D) RURAL ELECTRIC AND TELEPHONE COOPERATIVES DESCRIBED IN

SECTION  1381(A)(2)(C)  OF THE CODE,  (E) AN ELECTING  LARGE  PARTNERSHIP  UNDER
SECTION 775(A) OF THE CODE (ANY SUCH PERSON  DESCRIBED IN THE FOREGOING  CLAUSES
(A), (B), (C), (D) OR (E) BEING HEREIN REFERRED TO AS A "DISQUALIFIED ORGANIZATION"), OR (F) AN AGENT OF A DISQUALIFIED ORGANIZATION, (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.


Certificate No. [____]                          [____]% Pass-Through Rate

Class [R-___] Subordinate

Date of Pooling and Servicing Agreement and     Aggregate Initial Certificate Principal
Cut-off Date:                                   Balance of the Class R-___ Certificates:
September 1, 2004                               [$50.00]

First Distribution Date:                        Initial Certificate Principal Balance of this
October 25, 2004                                Certificate:
                                                $[______________]

Master Servicer:                                Percentage Interest: _____%
Residential Funding Corporation

Assumed Final Distribution Date:                CUSIP
[______________]                                [______________]

                    MORTGAGE-BACKED PASS-THROUGH CERTIFICATE,
                                 SERIES 2004-SL3

               evidencing a percentage interest in any distributions allocable to the Class R[-__] Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first lien mortgage loans sold by RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

        This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Asset Mortgage Products, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Asset Mortgage Products, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Depositor, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

        This certifies that is ____________________ the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the aggregate Initial Certificate Principal Balance of all Class R[-__] Certificates, both as specified above) in certain distributions with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first lien mortgage loans (the "Mortgage Loans"), sold by Residential Asset Mortgage Products, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of September 1, 2004, (the "Pooling and Servicing Agreement" or the "Agreement") among the Depositor, the Master Servicer and Deutsche Bank Trust Company Americas, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

        Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class R-__ Certificates on such Distribution Date.

        Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions set forth in the Agreement to the effect that (i) each person holding or acquiring any Ownership Interest in this Certificate must be a United States Person and a Permitted Transferee, (ii) the transfer of any Ownership Interest in this Certificate will be conditioned upon the delivery to the Trustee of, among other things, an affidavit to the effect that it is a United States Person and Permitted Transferee, (iii) any attempted or purported transfer of any Ownership Interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee, and (iv) if any person other than a United States Person and a Permitted Transferee acquires any Ownership Interest in this Certificate in violation of such restrictions, then the Depositor will have the right, in its sole discretion and without notice to the Holder of this Certificate, to sell this Certificate to a purchaser selected by the Depositor, which purchaser may be the Depositor, or any affiliate of the Depositor, on such terms and conditions as the Depositor may choose.

        Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto. Notwithstanding the reduction of the Certificate Principal Balance hereof to zero, this Certificate will remain outstanding under the Agreement and the Holder hereof may have additional obligations with respect to this Certificate, including tax liabilities, and may be entitled to certain additional distributions hereon, in accordance with the terms and provisions of the Agreement.

        No transfer of this Class R-__ Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is to be made, (i) the Trustee or the Depositor may require an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Depositor that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state and (ii) the transferee shall execute an investment letter in the form described by Section 5.02(e) of the Agreement. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Master Servicer and the Certificate Registrar acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Depositor and the Master Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class R Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or
(ii) a representation letter, in the form as described by the Agreement, stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other Person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan.

        This  Certificate  is one of a duly  authorized  issue  of  Certificates issued in several Classes designated as Mortgage-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

        The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master
Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

        As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

        The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Depositor , the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

        As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

        The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

        No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

        The Depositor, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

        This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

        The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the related Certificates. The Agreement permits, but does not require, the Master

Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the aggregated Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than one percent of the Cut-off Date Principal Balance of the Mortgage Loans.

        Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purpose have the same effect as if set forth at this place.

        Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

        IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:________________               DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                     as Trustee

                                     By:   ________________________________
                                            Authorized Signatory

                          CERTIFICATE OF AUTHENTICATION

        This is one of the Class [R- ] Certificates referred to in the within-mentioned Agreement.

                                     DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                     as Certificate Registrar

                                     By:   _________________________________
                                            Authorized Signatory

                                   ASSIGNMENT

        FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage-Backed Pass- Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

        I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:   _________________           ____________________________________
                                      Signature by or on behalf of assignor


                                      ____________________________
                                      Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

        The assignee should include the following for purposes of distribution:

        Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _______________________for the account of __________________ account number ______________, or, if mailed by check, to
____________________________.   Applicable   statements   should  be  mailed  to
________________________.

        This information is provided by _____________________, the assignee named above, or ________________, as its agent.

                                    EXHIBIT E

                               CUSTODIAL AGREEMENT

               THIS CUSTODIAL AGREEMENT (as amended and supplemented from time to time, the "Agreement"), dated as of September 1, 2004, by and among DEUTSCHE BANK TRUST COMPANY AMERICAS, as trustee (including its successors under the Pooling Agreement defined below, the "Trustee"), RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC., as Depositor (together with any successor in interest, the "Depositor"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with any successor in interest or successor under the Pooling Agreement referred to below, the "Master Servicer") and WELLS FARGO BANK, NATIONAL ASSOCIATION, as custodian (together with any successor in interest or any successor appointed hereunder, the "Custodian").

                                W I T N E S S E T H T H A T :

               WHEREAS, the Depositor, the Master Servicer, and the Trustee have entered into a Pooling and Servicing Agreement, dated as of September 1, 2004, relating to the issuance of Residential Asset Mortgage Products, Inc., Mortgage-Backed Pass-Through Certificates, Series 2004-SL3 (as in effect on the date of this Agreement, the "Original Pooling Agreement," and as amended and supplemented from time to time, the "Pooling Agreement"); and

               WHEREAS, the Custodian has agreed to act as agent for the Trustee for the purposes of receiving and holding certain documents and other instruments delivered by the Depositor and the Master Servicer under the Pooling Agreement, all upon the terms and conditions and subject to the limitations hereinafter set forth;

               NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the Trustee, the Depositor, the Master Servicer and the Custodian hereby agree as follows:

                                    ARTICLE I

                                   Definitions

               Capitalized terms used in this Agreement and not defined herein shall have the meanings assigned in the Original Pooling Agreement, unless otherwise required by the context herein.

                                   ARTICLE II

                          Custody of Mortgage Documents

               Section 2.1. Custodian to Act as Agent; Acceptance of Mortgage Files. The Custodian, as the duly appointed agent of the Trustee for these purposes, acknowledges receipt of the Mortgage Files relating to the Mortgage Loans identified on the schedule attached hereto (the "Mortgage Files") and declares that it holds and will hold the Mortgage Files as agent for the Trustee, in trust, for the use and benefit of all present and future Certificateholders.

               Section 2.2. Recordation of Assignments. If any Mortgage File includes one or more assignments to the Trustee of Mortgage Notes and related Mortgages that have not been recorded, each such assignment shall be delivered by the Custodian to the Depositor for the purpose of recording it in the appropriate public office for real property records, and the Depositor, at no expense to the Custodian, shall promptly cause to be recorded in the appropriate public office for real property records each such assignment and, upon receipt thereof from such public office, shall return each such assignment to the Custodian.

               Section 2.3.  Review of Mortgage Files.

               (a) On or prior to the Closing Date, the Custodian shall deliver to the Trustee an Initial Certification in the form annexed hereto as Exhibit One evidencing receipt of a Mortgage File for each Mortgage Loan listed on the Schedule attached hereto (the "Mortgage Loan Schedule").

               (b) Within 45 days after the closing date, the Custodian agrees, for the benefit of Certificateholders, to review, in accordance with the provisions of Section 2.02 of the Pooling Agreement, each Mortgage File, and shall deliver to the Trustee an Interim Certification in the form annexed hereto as Exhibit Two to the effect that all documents required to be delivered pursuant to Section 2.01(b) of the Pooling Agreement have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification. Within 45 days of receipt of the documents required to be delivered pursuant to Section 2.01(c) of the Pooling Agreement, the Custodian agrees, for the benefit of Certificateholders, to review, in accordance with the provisions of Section 2.02 of the Pooling Agreement, each such document, and shall deliver to the Trustee either (i) an Interim Certification in the form attached hereto as Exhibit Two to the effect that all such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification or (ii) a Final Certification as set forth in subsection
(c) below. The Custodian shall be under no duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable, or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face. If in performing the review required by this Section 2.3 the Custodian finds any document or documents constituting a part of a Mortgage File to be defective in any material respect, the Custodian shall promptly so notify the Depositor, the Master Servicer and the Trustee.

               (c) Upon receipt of all documents required to be in the Mortgage Files the Custodian shall deliver to the Trustee a Final Certification in the form annexed hereto as Exhibit Three evidencing the completeness of the Mortgage Files.

               Upon receipt of written request from the Trustee, the Custodian shall as soon as practicable supply the Trustee with a list of all of the documents relating to the Mortgage Loans then contained in the Mortgage Files.

               Section 2.4. Notification of Breaches of Representations and Warranties. Upon discovery by the Custodian of a breach of any representation or warranty made by the Master Servicer or the Depositor as set forth in the Pooling Agreement or by a Seller in a Seller's Agreement or by Residential Funding or the Depositor in the Assignment Agreement with respect to a Mortgage Loan relating to a Mortgage File, the Custodian shall give prompt written notice to the Depositor, the Master Servicer and the Trustee.

               Section 2.5. Custodian to Cooperate; Release of Mortgage Files. Upon the repurchase or substitution of any Mortgage Loan pursuant to Article II of the Pooling Agreement or payment in full of any Mortgage Loan, or the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer shall immediately notify the Custodian by a certification (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section 3.07 of the Pooling Agreement have been or will be so deposited) of a Servicing Officer and shall request delivery to it of the Mortgage File. The Custodian agrees, upon receipt of such certification and request, promptly to release to the Master Servicer the related Mortgage File. The Master Servicer shall deliver to the Custodian and the Custodian agrees to accept the Mortgage Note and other documents constituting the Mortgage File with respect to any Qualified Substitute Mortgage Loan.

               Upon receipt of written notification from the Master Servicer, signed by a Servicing Officer, that the Master Servicer or a Subservicer, as the case may be, has made a deposit into the Certificate Account in payment for the purchase of the related Mortgage Loan in an amount equal to the Purchase Price for such Mortgage Loan, the Custodian shall release to the Master Servicer the related Mortgage File.

               From time to time as is appropriate for the servicing or foreclosures of any Mortgage Loan, including, for this purpose, collection under any Primary Insurance Policy or any Mortgage Pool Insurance Policy, the Master Servicer shall deliver to the Custodian a certificate of a Servicing Officer requesting that possession of all, or any document constituting part, of the Mortgage File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any of the Required Insurance Policies. With such certificate, the Master Servicer shall deliver to the Custodian a trust receipt signed by a Servicing Officer on behalf of the Master Servicer, and upon receipt of the foregoing, the Custodian shall deliver the Mortgage File or such document to the Master Servicer. The Master Servicer shall cause each Mortgage File or any document therein so released to be returned to the Custodian when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or (ii) the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered to the Custodian a

Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. In the event of the liquidation of a Mortgage Loan, the Custodian shall deliver the Trust Receipt with respect thereto to the Master Servicer upon deposit of the related Liquidation Proceeds in the Custodial Account as provided in the Pooling Agreement.

               Section 2.6. Assumption Agreements. In the event that any assumption agreement or substitution of liability agreement is entered into with respect to any Mortgage Loan subject to this Agreement in accordance with the terms and provisions of the Pooling Agreement, the Master Servicer shall notify the Custodian that such assumption or substitution agreement has been completed by forwarding to the Custodian the original of such assumption or substitution agreement, which shall be added to the related Mortgage File and, for all purposes, shall be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting parts thereof.

                                   ARTICLE III

                            Concerning the Custodian

               Section 3.1. Custodian a Bailee and Agent of the Trustee. With respect to each Mortgage Note, Mortgage and other documents constituting each Mortgage File which are delivered to the Custodian, the Custodian is exclusively the bailee and agent of the Trustee and has no instructions to hold any Mortgage Note or Mortgage for the benefit of any person other than the Trustee, holds such documents for the benefit of Certificateholders and undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. Except upon compliance with the provisions of Section 2.5 of this Agreement, no Mortgage Note, Mortgage or other document constituting a part of a Mortgage File shall be delivered by the Custodian to the Depositor or the Master Servicer or otherwise released from the possession of the Custodian.

               Section 3.2. Indemnification. The Depositor hereby agrees to indemnify and hold the Custodian harmless from and against all claims, liabilities, losses, actions, suits or proceedings at law or in equity, or any other expenses, fees or charges of any character or nature, which the Custodian may incur or with which the Custodian may be threatened by reason of its acting as custodian under this Agreement, including indemnification of the Custodian against any and all expenses, including attorney's fees if counsel for the Custodian has been approved by the Depositor, and the cost of defending any action, suit or proceedings or resisting any claim. Notwithstanding the foregoing, it is specifically understood and agreed that in the event any such claim, liability, loss, action, suit or proceeding or other expense, fee or charge shall have been caused by reason of any negligent act, negligent failure to act or willful misconduct on the part of the Custodian, or which shall constitute a willful breach of its duties hereunder, the indemnification provisions of this Agreement shall not apply.

               Section 3.3. Custodian May Own Certificates. The Custodian in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Custodian.

               Section 3.4. Master Servicer to Pay Custodian's Fees and Expenses. The Master Servicer covenants and agrees to pay to the Custodian from time to time, and the Custodian shall be entitled to, reasonable compensation for all services rendered by it in the exercise and performance of any of the powers and duties hereunder of the Custodian, and the Master Servicer will pay or reimburse the Custodian upon its request for all reasonable expenses, disbursements and advances incurred or made by the Custodian in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ), except any such expense, disbursement or advance as may arise from its negligence or bad faith.

               Section 3.5. Custodian May Resign; Trustee May Remove Custodian. The Custodian may resign from the obligations and duties hereby imposed upon it as such obligations and duties relate to its acting as Custodian of the Mortgage Loans. Upon receiving such notice of resignation, the Trustee shall either take custody of the Mortgage Files itself and give prompt notice thereof to the Depositor, the Master Servicer and the Custodian, or promptly appoint a successor Custodian by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Custodian and one copy to the successor Custodian. If the Trustee shall not have taken custody of the Mortgage Files and no successor Custodian shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Custodian may petition any court of competent jurisdiction for the appointment of a successor Custodian.

               The Trustee may remove the Custodian at any time. In such event, the Trustee shall appoint, or petition a court of competent jurisdiction to appoint, a successor Custodian hereunder. Any successor Custodian shall be a depository institution subject to supervision or examination by federal or state authority and shall be able to satisfy the other requirements contained in
Section 3.7 and shall be unaffiliated  with the Master Servicer or the Depositor
..

               Any resignation or removal of the Custodian and appointment of a successor Custodian pursuant to any of the provisions of this Section 3.5 shall become effective upon acceptance of appointment by the successor Custodian. The Trustee shall give prompt notice to the Depositor and the Master Servicer of the appointment of any successor Custodian. No successor Custodian shall be appointed by the Trustee without the prior approval of the Depositor and the Master Servicer.

               Section 3.6. Merger or Consolidation of Custodian. Any Person into which the Custodian may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any Person succeeding to the business of the Custodian, shall be the successor of the Custodian hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

               Section 3.7. Representations of the Custodian. The Custodian hereby represents that it is a depository institution subject to supervision or examination by a federal or state authority, has a combined capital and surplus of at least $15,000,000 and is qualified to do business in the jurisdictions in which it will hold any Mortgage File.

                                   ARTICLE IV

                            Miscellaneous Provisions

               Section 4.1. Notices. All notices, requests, consents and demands and other communications required under this Agreement or pursuant to any other instrument or document delivered hereunder shall be in writing and, unless otherwise specifically provided, may be delivered personally, by telegram or telex, or by registered or certified mail, postage prepaid, return receipt requested, at the addresses specified on the signature page hereof (unless changed by the particular party whose address is stated herein by similar notice in writing), in which case the notice will be deemed delivered when received.

               Section 4.2. Amendments. No modification or amendment of or supplement to this Agreement shall be valid or effective unless the same is in writing and signed by all parties hereto, and neither the Depositor, the Master Servicer nor the Trustee shall enter into any amendment hereof except as permitted by the Pooling Agreement. The Trustee shall give prompt notice to the Custodian of any amendment or supplement to the Pooling Agreement and furnish the Custodian with written copies thereof.

               SECTION 4.3. GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

               Section 4.4. Recordation of Agreement. To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee (pursuant to the request of holders of Certificates evidencing undivided interests in the aggregate of not less than 25% of the Trust Fund), but only upon direction accompanied by an Opinion of Counsel reasonably satisfactory to the Master Servicer to the effect that the failure to effect such recordation is likely to materially and adversely affect the interests of the Certificateholders.

               For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

               Section 4.5. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the holders thereof.

               IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.

Address:                                       DEUTSCHE BANK TRUST COMPANY
                                               AMERICAS,
                                               as Trustee
1761 East St. Andrew Place
Santa Ana, California 92705                    By:_____________________________
                                      Name:
                                               Title:

Address:                                       RESIDENTIAL ASSET MORTGAGE
                                               PRODUCTS, INC.
8400 Normandale Lake Boulevard
Suite 250                                      By:_____________________________
Minneapolis, Minnesota 55437                    Name:
                                               Title:

Address:                                       RESIDENTIAL FUNDING
                                               CORPORATION, as Master Servicer
8400 Normandale Lake Boulevard
Suite 250                                      By:_____________________________
Minneapolis, Minnesota 55437                    Name:
                                               Title:

Address:                                       WELLS FARGO BANK,
                                               NATIONAL ASSOCIATION
Mortgage Document Custody
One Meridian Crossings - 3rd Floor             By:_____________________________
Richfield, Minnesota 55423                      Name:
                                               Title:

STATE OF CALIFORNIA   )
                      )ss.:
COUNTY OF ORANGE      )


               On the ____ day of September, 2004, before me, a notary public in and for said State, personally appeared _____________, known to me to be a _______________ of Deutsche Bank Trust Company Americas, that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                                 Notary Public

[SEAL]

STATE OF MINNESOTA           )
                             ) ss.:
COUNTY OF HENNEPIN           )


               On the ___ day of September, 2004, before me, a notary public in and for said State, personally appeared ____________, known to me to be a ____________ of Residential Asset Mortgage Products, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                                 Notary Public

[Notarial Seal]


STATE OF MINNESOTA    )
                             ) ss.:
COUNTY OF HENNEPIN           )


               On the ____ day of September, 2004, before me, a notary public in and for said State, personally appeared, ____________, known to me to be a _____________ of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                                 Notary Public

[Notarial Seal]

STATE OF MINNESOTA           )
                             ) ss.:
COUNTY OF HENNEPIN           )


               On the ____ day of September, 2004, before me, a notary public in and for said State, personally appeared ___________, known to me to be an ______________ of Wells Fargo Bank, National Association, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said national banking association, and acknowledged to me that such national banking association executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                                 Notary Public

                                   EXHIBIT ONE

                                FORM OF CUSTODIAN
                              INITIAL CERTIFICATION

                                                   September 29, 2004

Deutsche Bank Trust Company Americas
1761 East St. Andrew Place
Santa Ana, California 92705

Attention: Residential Asset Mortgage Products, Inc., Series 2004-SL3

                Re: Custodial Agreement, dated as of September 1, 2004, by and among Deutsche Bank Trust Company Americas, Residential Asset Mortgage Products, Inc., Residential Funding Corporation and Wells Fargo Bank, National Association, relating to Mortgage-Backed Pass-Through Certificates, Series 2004-SL3

Ladies and Gentlemen:

               In accordance with Section 2.3 of the above-captioned Custodial Agreement, and subject to Section 2.02 of the Pooling Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File (which contains an original Mortgage Note or an original Lost Note Affidavit with a copy of the related Mortgage Note) to the extent required in Section 2.01(b) of the Pooling Agreement with respect to each Mortgage Loan listed in the Mortgage Loan Schedule, with any exceptions listed on Schedule A attached hereto.

               Capitalized   words  and  phrases  used  herein  shall  have  the
respective meanings assigned to them in the above-captioned Custodial Agreement.

                                                   WELLS FARGO BANK,
                                                   NATIONAL ASSOCIATION

                                                   By: ______________________
                                                   Name:
                                                   Title:

                                   EXHIBIT TWO

                     FORM OF CUSTODIAN INTERIM CERTIFICATION

                                                   _____________ __, 2004

Deutsche Bank Trust Company Americas
1761 East St. Andrew Place
Santa Ana, California 92705

Attention: Residential Asset Mortgage Products, Inc., Series 2004-SL3

                Re: Custodial Agreement, dated as of September 1, 2004, by and among Deutsche Bank Trust Company Americas, Residential Asset Mortgage Products, Inc., Residential Funding Corporation and Wells Fargo Bank, National Association, relating to Mortgage-Backed Pass-Through Certificates, Series 2004-SL3

Ladies and Gentlemen:

               In accordance with Section 2.3 of the above-captioned Custodial Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File to the extent required pursuant to Section 2.01(b) of the Pooling Agreement with respect to each Mortgage Loan listed in the Mortgage Loan Schedule, and it has reviewed the Mortgage File and the Mortgage Loan Schedule and has determined that: all required documents have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, with any exceptions listed on Schedule A attached hereto.

               Capitalized   words  and  phrases  used  herein  shall  have  the
respective meanings assigned to them in the above-captioned Custodial Agreement.

                                                   WELLS FARGO BANK,
                                                   NATIONAL ASSOCIATION

                                                   By: ____________________
                                                   Name:
                                                   Title:

                                  EXHIBIT THREE

                      FORM OF CUSTODIAN FINAL CERTIFICATION

                                                   _____________ __, 2004

Deutsche Bank Trust Company Americas
1761 East St. Andrew Place
Santa Ana, California 92705

Attention: Residential Asset Mortgage Products, Inc., Series 2004-SL3

                Re: Custodial Agreement, dated as of September 1, 2004, by and among Deutsche Bank Trust Company Americas, Residential Asset Mortgage Products, Inc., Residential Funding Corporation and Wells Fargo Bank, National Association, relating to Mortgage-Backed Pass-Through Certificates, Series 2004-SL3

Ladies and Gentlemen:

               In accordance with Section 2.3 of the above-captioned Custodial Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File with respect to each Mortgage Loan listed in the Mortgage Loan Schedule and it has reviewed the Mortgage File and the Mortgage Loan Schedule and has determined that: all required documents referred to in Section 2.01(b) of the Pooling Agreement have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule.

               Capitalized   words  and  phrases  used  herein  shall  have  the
respective meanings assigned to them in the above-captioned Custodial Agreement.

                                                   WELLS FARGO BANK,
                                                   NATIONAL ASSOCIATION

                                                   By: _______________________
                                                   Name:
                                                   Title:

                                   EXHIBIT F-1

                              GROUP I LOAN SCHEDULE
Fixed Rate Loan
Loan Number   S/S Code    Payment Type       Original Bal       Loan Feature
                          Orig Term          Principal Bal      # of Units
                          Orig Rate          Original PI        LTV
                          Net Curr           Current PI
City          State  Zip  Loan Purp          Note Date          MI Co Code
Servicer Loan #           Prop Type          First Pay Date     MI Coverage
Seller Loan   #           Occup Code         Maturity Date
Investor Loan #
1341826       556/998     F                  280,300.00         ZZ
                          360                236,071.70         1
                          7.2500             1912.15            90
                          7.0000             1912.15
GREENSBORO    NC 27410    1                  08/23/93           12
11427406                  03                 10/01/93           17.0000
831504                    O                  09/01/23
0

1342696       385/998     F                  291,000.00         ZZ
                          360                245,075.47         1
                          7.1250             1960.53            52
                          6.7500             1960.53
UPPER MONTCLAINJ 07043    2                  09/17/93           00
11429996                  05                 11/01/93           0.0000
4093008293                O                  10/01/23
0

1344506       554/998     F                  699,200.00         ZZ
                          360                522,234.41         1
                          7.1250             4710.64            80
                          6.8750             4710.64
NEEDHAM       MA 02192    1                  10/06/93           00
15294666                  05                 12/01/93           0.0000
8645101                   O                  11/01/23
0

1348515       526/M32     F                  275,000.00         ZZ
                          360                218,464.11         1
                          7.3750             1899.36            65
                          7.0000             1899.36
FRESNO        CA 93711    2                  09/15/93           00
007030471                 05                 11/01/93           0.0000
003136736                 O                  10/01/23
0

1348517       405/943     F                  500,000.00         ZZ
                          360                417,636.23         1
                          6.7500             3243.00            56
                          6.5000             3243.00
RANCHO SANTA FCA 92067    5                  10/15/93           00
577318385                 03                 12/01/93           0.0000
3183852                   O                  11/01/23
0

1349671       405/943     F                  241,000.00         ZZ
                          360                196,238.29         1
                          7.5000             1685.11            90
                          6.8750             1685.11
CYPRESS       CA 90630    2                  08/12/93           14
577317555                 05                 10/01/93           17.0000
3175551                   O                  09/01/23
0

1349694       627/M32     F                  322,500.00         ZZ
                          360                203,798.62         1
                          7.0000             2145.60            75
                          6.6250             2145.60
CULVER CITY   CA 90230    2                  09/27/93           00
001146125                 05                 12/01/93           0.0000
23277                     O                  11/01/23
0

1352491       334/M32     F                  506,100.00         ZZ
                          360                430,734.03         1
                          7.6250             3582.15            66
                          6.8750             3582.15
LOS ANGELES   CA 90027    5                  08/20/93           00
009940578                 05                 10/01/93           0.0000
994057                    O                  09/01/23
0

1353298       639/M32     F                  235,000.00         ZZ
                          360                197,427.63         1
                          6.9500             1555.58            76
                          6.6250             1555.58
EAST LONGMEADOMA 01028    1                  11/01/93           00
306996224                 05                 12/01/93           0.0000
40039273                  O                  11/01/23
0

1353503       032/998     F                  119,000.00         ZZ
                          360                100,026.31         1
                          7.0000             791.71             70
                          6.6250             791.71
UPPER SAUCON TPA 18034    2                  10/21/93           00
11430426                  05                 12/01/93           0.0000
169133                    O                  11/01/23
0

1353906       028/M32     F                  350,000.00         ZZ
                          360                286,215.81         1
                          7.3750             2417.36            63
                          7.0000             2417.36
PASADENA      CA 91107    5                  10/26/93           00
007026982                 05                 12/01/93           0.0000
108089                    O                  11/01/23
0

1355273       635/447     F                  74,000.00          ZZ
                          360                61,018.90          1
                          7.8750             536.56             41
                          6.6250             536.56
WANTAGE TOWNSHNJ 07461    2                  09/03/93           00
4075579                   05                 11/01/93           0.0000
3211398                   O                  10/01/23
0

1355287       575/181     F                  389,750.00         ZZ
                          360                329,200.23         1
                          7.2500             2658.78            80
                          7.0000             2658.78
POTOMAC       MD 20854    2                  09/22/93           00
0001100527                09                 11/01/93           0.0000
42101260485742            O                  10/01/23
0

1355367       491/S48     F                  250,000.00         ZZ
                          360                210,111.98         1
                          7.1250             1684.30            52
                          6.6250             1684.30
TORRANCE      CA 90277    2                  08/20/93           00
4800114581                05                 10/01/93           0.0000
0114588                   O                  09/01/23
0

1355468       072/070     F                  292,500.00         ZZ
                          360                246,067.84         1
                          7.1250             1970.63            75
                          6.8750             1970.63
BRENTWOOD     TN 37027    5                  09/14/93           00
009604920                 03                 11/01/93           0.0000
5166101                   O                  10/01/23
0

1355491       076/998     F                  239,200.00         ZZ
                          360                170,969.50         1
                          7.5000             1672.52            80
                          6.8750             1672.52
MCDONOUGH     GA 30253    1                  07/15/93           00
13098952                  05                 09/01/93           0.0000
3098952                   O                  08/01/23
0

1355527       076/998     F                  297,000.00         ZZ
                          360                251,199.24         1
                          7.3750             2051.31            89
                          6.8750             2051.31
FAYETTEVILLE  GA 30214    1                  08/04/93           04
13197912                  05                 10/01/93           17.0000
3197912                   O                  09/01/23
0

1355531       076/998     F                  377,000.00         ZZ
                          360                253,526.71         1
                          7.2500             2571.81            61
                          6.8750             2571.81
WILTON        CT 06897    2                  07/26/93           00
13201692                  05                 09/01/93           0.0000
3201692                   O                  08/01/23
0

1355581       076/998     F                  312,000.00         ZZ
                          360                240,603.65         1
                          7.2500             2128.39            80
                          6.8750             2128.39
LOS GATOS     CA 95030    1                  08/23/93           00
13250152                  05                 10/01/93           0.0000
3250152                   O                  09/01/23
0

1355595       076/998     F                  300,000.00         ZZ
                          360                252,948.79         1
                          7.2500             2046.53            70
                          6.8750             2046.53
BELMONT       MA 02178    5                  08/17/93           00
13262612                  05                 10/01/93           0.0000
3262612                   O                  09/01/23
0

1355601       076/998     F                  212,000.00         ZZ
                          240                133,234.98         1
                          7.3750             1691.69            80
                          6.8750             1691.69
HOUSTON       TX 77055    2                  08/11/93           00
13268242                  05                 10/01/93           0.0000
3268242                   O                  09/01/13
0

1355648       076/998     F                  346,000.00         ZZ
                          360                187,148.35         1
                          7.2500             2360.33            72
                          6.8750             2360.33
SARATOGA      CA 95070    2                  09/17/93           00
13317242                  05                 11/01/93           0.0000
3317242                   O                  10/01/23
0

1355684       076/998     F                  530,000.00         T
                          360                452,276.83         1
                          7.7500             3796.99            64
                          6.8750             3796.99
HARWICH PORT  MA 02646    1                  09/03/93           00
16793711                  05                 11/01/93           0.0000
6793711                   O                  10/01/23
0

1355690       076/998     F                  220,500.00         ZZ
                          360                183,864.54         1
                          7.1250             1485.55            90
                          6.8750             1485.55
HARVEST       AL 35749    1                  09/15/93           04
16894301                  05                 11/01/93           22.0000
6894301                   O                  10/01/23
0

1355771       450/M32     F                  245,000.00         ZZ
                          360                204,115.32         1
                          7.2500             1671.33            75
                          6.8750             1671.33
SAN JOSE      CA 95129    2                  08/13/93           00
007022072                 05                 10/01/93           0.0000
3458494                   O                  09/01/23
0

1355799       051/M32     F                  525,000.00         ZZ
                          360                440,197.25         1
                          6.8750             3448.88            48
                          6.6250             3448.88
SARATOGA      CA 95070    5                  10/12/93           00
001148238                 05                 12/01/93           0.0000
15101055                  O                  11/01/23
0

1355889       028/M32     F                  125,000.00         ZZ
                          360                74,633.99          1
                          7.2500             852.72             68
                          6.8750             852.72
LOS ANGELES   CA 91402    1                  09/17/93           00
001148550                 05                 11/01/93           0.0000
056236                    O                  10/01/23
0

1356295       225/181     F                  500,000.00         ZZ
                          360                423,575.09         1
                          7.3750             3453.38            74
                          6.8750             3453.38
CHARLOTTE     NC 28203    2                  09/15/93           00
0000489149                05                 11/01/93           0.0000
0187284                   O                  10/01/23
0

1356507       225/181     F                  227,500.00         ZZ
                          360                193,394.02         1
                          7.5000             1590.70            75
                          6.8750             1590.70
HARVARD       IL 60033    2                  09/03/93           00
0000495820                05                 11/01/93           0.0000
2326557                   O                  10/01/23
0

1356586       672/447     F                  404,000.00         ZZ
                          360                332,044.57         1
                          7.0000             2687.82            45
                          6.7500             2687.82
BOULDER CITY  NV 89005    2                  09/24/93           00
1977037                   05                 11/01/93           0.0000
0149027851                O                  10/01/23
0

1356704       334/M32     F                  246,000.00         ZZ
                          360                207,198.61         1
                          7.5000             1720.07            33
                          6.8750             1720.07
NAPA          CA 94558    2                  09/22/93           00
009935685                 05                 11/01/93           0.0000
993568                    O                  10/01/23
0

1356914       574/M32     F                  441,000.00         ZZ
                          360                369,765.53         1
                          6.8750             2897.06            68
                          6.6250             2897.06
MUIR BEACH    CA 94965    1                  10/14/93           00
001148733                 05                 12/01/93           0.0000
7139                      O                  11/01/23
0

1357103       051/M32     F                  102,000.00         ZZ
                          360                79,223.22          1
                          7.1250             687.19             59
                          6.8750             687.19
FREEDOM       CA 95019    2                  10/14/93           00
007021959                 05                 12/01/93           0.0000
15101116                  O                  11/01/23
0

1357507       163/998     F                  214,400.00         ZZ
                          360                180,773.44         1
                          7.2500             1462.59            80
                          7.0000             1462.59
MONSEY        NY 10952    1                  08/25/93           00
8003040352                05                 10/01/93           0.0000
52251546                  O                  09/01/23
0

1357516       163/998     F                  650,000.00         ZZ
                          360                513,292.26         1
                          7.2500             4434.15            51
                          7.0000             4434.15
PRINCETON     NJ 08540    2                  08/09/93           00
8016794680                05                 10/01/93           0.0000
370914471                 O                  09/01/23
0

1357656       051/M32     F                  138,750.00         ZZ
                          360                111,462.54         1
                          7.3750             958.31             75
                          7.0000             958.31
LAGUNA NIGUEL CA 92677    2                  10/15/93           00
001149681                 01                 12/01/93           0.0000
10102535                  O                  11/01/23
0

1357786       052/670     F                  412,000.00         ZZ
                          360                343,625.66         1
                          6.8750             2706.55            48
                          6.6250             2706.55
RYE           NY 10580    2                  09/23/93           00
3120112583                05                 11/01/93           0.0000
259353                    O                  10/01/23
0

1358416       635/447     F                  50,000.00          ZZ
                          360                42,792.24          1
                          7.8750             362.54             38
                          6.7500             362.54
SOMERS        NY 10589    2                  09/24/93           00
4076378                   01                 11/01/93           0.0000
3298882                   O                  10/01/23
0

1359596       575/181     F                  64,500.00          ZZ
                          360                50,441.15          1
                          6.8750             423.72             54
                          6.6250             423.72
NORTH TONAWANDNY 14120    1                  10/07/93           00
0001100554                05                 12/01/93           0.0000
456004188                 O                  11/01/23
0

1359629       028/M32     F                  228,000.00         ZZ
                          360                194,005.33         1
                          7.3750             1574.74            60
                          6.8750             1574.74
VACAVILLE     CA 95688    5                  10/26/93           00
007028921                 05                 01/01/94           0.0000
100833                    O                  12/01/23
0

1359821       686/686     F                  255,000.00         ZZ
                          360                214,558.79         1
                          7.1500             1722.29            75
                          6.9000             1722.29
OAKLAND       CA 94618    5                  10/12/93           00
0815288519                05                 12/01/93           0.0000
030815288519              O                  11/01/23
0

1359826       686/686     F                  51,000.00          ZZ
                          360                43,010.02          1
                          7.1500             344.46             75
                          6.9000             344.46
N MIAMI BEACH FL 33160    1                  10/29/93           00
0815622642                06                 12/01/93           0.0000
030815622642              O                  11/01/23
0

1360412       575/181     F                  365,000.00         ZZ
                          360                190,264.15         1
                          7.2500             2489.94            55
                          7.0000             2489.94
BETHESDA      MD 20817    2                  10/19/93           00
0001100588                05                 12/01/93           0.0000
42112733                  O                  11/01/23
0

1360415       575/181     F                  130,450.00         ZZ
                          360                110,430.63         1
                          7.2500             889.90             50
                          7.0000             889.90
COLUMBIA      MD 21044    2                  10/21/93           00
0001100577                05                 12/01/93           0.0000
4496585                   O                  11/01/23
0

1360762       334/M32     F                  700,000.00         ZZ
                          360                595,109.43         1
                          7.5000             4894.51            64
                          6.6250             4894.51
LAGUNA HILLS  CA 92653    2                  09/28/93           00
001509249                 03                 11/01/93           0.0000
996637                    O                  10/01/23
0

1360964       560/560     F                  409,400.00         ZZ
                          360                326,364.54         1
                          6.5000             2587.69            57
                          6.3750             2587.69
SAN RAFAEL    CA 94901    6                  10/12/93           00
221107170                 03                 12/01/93           0.0000
448851600                 O                  11/01/23
0

1360989       560/560     F                  490,000.00         ZZ
                          360                408,116.85         1
                          6.6250             3137.52            80
                          6.5000             3137.52
SAN CARLOS    CA 94070    1                  10/14/93           00
221109218                 05                 12/01/93           0.0000
448939900                 O                  11/01/23
0

1361668       076/998     F                  447,500.00         ZZ
                          360                14,014.98          1
                          7.1250             3014.89            80
                          6.8750             3014.89
LOS GATOS     CA 95032    2                  10/22/93           00
13630152                  05                 12/01/93           0.0000
3630152                   O                  11/01/23
0

1361686       560/560     F                  250,000.00         ZZ
                          360                171,482.48         1
                          6.1250             1519.03            73
                          6.0000             1519.03
CHARLOTTE     NC 28270    1                  10/27/93           00
221122856                 05                 12/01/93           0.0000
195894902                 O                  11/01/23
0

1361688       560/560     F                  636,000.00         R
                          360                523,547.51         1
                          6.1250             3864.40            80
                          6.0000             3864.40
GREENSBORO    NC 27408    1                  11/01/93           00
221139546                 05                 01/01/94           0.0000
401708508                 O                  12/01/23
0

1361736       560/560     F                  605,000.00         ZZ
                          360                503,898.77         1
                          6.6250             3873.88            61
                          6.5000             3873.88
BALTIMORE     MD 21210    6                  10/22/93           00
221123136                 05                 12/01/93           0.0000
197190002                 O                  11/01/23
0

1361757       560/560     F                  345,700.00         ZZ
                          360                287,855.81         1
                          6.6250             2213.55            66
                          6.5000             2213.55
HEALDSBURG    CA 95448    6                  10/24/93           00
221144611                 05                 12/01/93           0.0000
448858605                 O                  11/01/23
0

1362211       232/998     F                  339,500.00         ZZ
                          360                241,596.48         1
                          6.8750             2230.28            70
                          6.6250             2230.28
OCALA         FL 34474    2                  11/09/93           00
13770924                  05                 01/01/94           0.0000
770924                    O                  12/01/23
0

1362234       334/M32     F                  325,000.00         ZZ
                          360                273,392.21         1
                          7.0000             2162.24            40
                          6.6250             2162.24
HILLSBOROUGH  CA 94010    5                  10/27/93           00
009937061                 05                 12/01/93           0.0000
993706                    O                  11/01/23
0

1362421       560/560     F                  251,400.00         ZZ
                          360                211,482.30         1
                          7.0000             1672.57            90
                          6.8750             1672.57
SHARON        MA 02067    1                  11/16/93           10
221170616                 05                 01/01/94           17.0000
198117707                 O                  12/01/23
0

1362426       560/560     F                  351,000.00         ZZ
                          360                295,853.80         1
                          7.0000             2335.21            67
                          6.8750             2335.21
OAKLAND       CA 94602    2                  11/01/93           00
221172612                 05                 01/01/94           0.0000
430907907                 O                  12/01/23
0

1362427       560/560     F                  453,200.00         ZZ
                          360                380,876.08         1
                          7.0000             3015.15            56
                          6.8750             3015.15
AUBURN        CA 95602    6                  11/04/93           00
221173016                 05                 01/01/94           0.0000
448268508                 O                  12/01/23
0

1362724       686/686     F                  78,875.41          ZZ
                          252                73,762.04          1
                          7.1000             587.77             18
                          6.8500             587.77
FARIFAX       VA 22039    5                  12/01/02           00
0815304894                05                 12/01/02           0.0000
030815304894              O                  11/01/23
0

1362802       686/686     F                  397,000.00         ZZ
                          360                332,402.01         1
                          6.7500             2574.94            68
                          6.5000             2574.94
SEATTLE       WA 98112    2                  10/27/93           00
0815466065                05                 01/01/94           0.0000
030815466065              O                  12/01/23
0

1363236       241/181     F                  500,000.00         ZZ
                          360                420,604.35         1
                          7.0000             3326.52            71
                          6.7500             3326.52
PORTLAND      OR 97210    1                  09/30/93           00
0001092159                05                 12/01/93           0.0000
1785088                   O                  11/01/23
0

1363705       561/998     F                  576,000.00         ZZ
                          360                469,370.23         1
                          7.3750             3978.29            80
                          7.0000             3978.29
POTOMAC       MD 20854    2                  11/22/93           00
11435056                  05                 01/01/94           0.0000
0450619                   O                  12/01/23
0

1363802       443/M32     F                  468,000.00         ZZ
                          360                391,807.42         1
                          6.7500             3035.44            78
                          6.5000             3035.44
SIERRA MADRE  CA 91024    2                  11/08/93           00
001154178                 05                 01/01/94           0.0000
21019004843               O                  12/01/23
0

1368103       267/943     F                  249,000.00         ZZ
                          360                73,751.68          1
                          7.2500             1698.62            73
                          7.0000             592.64
WALNUT CREEK  CA 94598    5                  12/15/93           00
541717568                 05                 02/01/94           0.0000
7175686                   O                  01/01/24
941545814

1368518       439/686     F                  500,000.00         ZZ
                          360                421,980.59         1
                          7.0500             3343.32            70
                          6.8000             3343.32
ROSLYN HARBOR NY 11576    1                  12/14/93           00
7016480555                05                 02/01/94           0.0000
1648055                   O                  01/01/24
0

1379651       686/686     F                  83,500.00          ZZ
                          360                69,345.61          1
                          7.0000             555.53             67
                          6.8750             555.53
STATELLITE BCHFL 32937    5                  03/14/94           00
0815974035                01                 05/01/94           0.0000
30815974035               O                  04/01/24
0

1471567       670/670     F                  1,000,000.00       ZZ
                          360                373,693.23         1
                          7.1250             6737.19            63
                          6.8750             6737.19
HEWLETT BAY PANY 11557    1                  12/14/95           00
3303304592                05                 02/01/96           0.0000
30330459                  O                  01/01/26
0

1485262       447/943     F                  368,000.00         ZZ
                          360                327,440.63         1
                          7.2500             2510.41            75
                          7.0000             2510.41
SPOKANE       WA 99207    2                  02/07/96           00
541496235                 05                 04/01/96           0.0000
3396822                   O                  03/01/26
0

1496121       074/G48     F                  270,000.00         ZZ
                          360                200,576.71         1
                          7.1250             1819.05            89
                          6.8750             1819.05
RAMSEY        NJ 07446    2                  02/26/96           11
0659092                   05                 04/01/96           25.0000
1113007743                O                  03/01/26
0

1499085       F45/998     F                  50,000.00          ZZ
                          360                40,432.55          1
                          6.8750             328.47             88
                          6.6250             328.47
TOWACO        NJ 07082    1                  02/01/93           14
8012867084                01                 04/01/93           17.0000
403410                    O                  03/01/23
0

1499092       F45/998     F                  56,000.00          ZZ
                          360                46,984.97          1
                          6.5000             353.96             40
                          6.2500             353.96
SADDLE BROOK  NJ 07662    2                  03/10/94           00
8012867837                05                 05/01/94           0.0000
412338                    O                  04/01/24
0

1499184       F45/998     F                  150,000.00         ZZ
                          360                132,399.00         1
                          6.6250             960.47             87
                          6.3750             960.47
MILLTOWN      NJ 08850    1                  04/19/96           11
8012922764                05                 06/01/96           25.0000
776062                    O                  05/01/26
0

1773402       L32/G02     F                  100,000.00         ZZ
                          360                84,481.71          1
                          7.2900             684.89             58
                          7.0400             684.89
PATTERSON     NY 12563    5                  07/24/98           00
0430958496                05                 09/01/98           0.0000
17383                     O                  08/01/28
0

1782390       E22/G02     F                  141,600.00         ZZ
                          360                126,415.29         1
                          7.2500             965.96             80
                          7.0000             965.96
HOLLYWOOD     FL 33019    5                  07/07/98           00
0410890313                05                 09/01/98           0.0000
410890313                 O                  08/01/28
0

1785733       369/G02     F                  149,500.00         ZZ
                          360                138,130.22         1
                          7.1250             1007.21            65
                          6.8750             1007.21
NORTHEAST     MD 21901    5                  05/22/98           00
0430980631                05                 07/01/98           0.0000
0061612420                O                  06/01/28
0

1786539       E22/G02     F                  89,600.00          ZZ
                          360                83,064.10          1
                          7.1250             603.65             80
                          6.8750             603.65
LAKEWOOD      OH 44107    1                  08/07/98           00
0410926638                05                 10/01/98           0.0000
410926638                 O                  09/01/28
0

1790329       E22/G02     F                  82,450.00          ZZ
                          360                76,378.03          1
                          7.2500             562.45             85
                          7.0000             562.45
FORT LAUDERDALFL 33312    5                  08/05/98           11
0410985865                05                 10/01/98           12.0000
410985865                 O                  09/01/28
0

1837730       638/G01     F                  325,000.00         ZZ
                          360                302,524.42         1
                          7.1250             2189.59            68
                          6.8750             2189.59
OAKLAND       CA 94619    2                  10/21/98           00
0431100460                03                 12/01/98           0.0000
8798382                   O                  11/01/28
0

1844778       H22/T18     F                  180,000.00         ZZ
                          360                166,502.01         1
                          6.7500             1167.48            73
                          6.5000             1167.48
BROOKFIELD    CT 06804    1                  11/23/98           00
12098802                  05                 01/01/99           0.0000
9810010                   O                  12/01/28
0

1857211       601/G01     F                  350,000.00         ZZ
                          360                320,799.62         1
                          6.8750             2299.25            74
                          6.6250             2299.25
CHARLESTON    WV 25314    2                  11/10/98           00
0431147206                05                 01/01/99           0.0000
1286321                   O                  12/01/28
0

1859138       E22/G01     F                  367,500.00         ZZ
                          360                327,118.18         1
                          7.0000             2444.99            75
                          6.7500             2444.99
LEXINGTON     TN 38351    5                  12/16/98           00
0411181894                05                 02/01/99           0.0000
411181894                 O                  01/01/29
0

1864271       721/G01     F                  297,000.00         ZZ
                          360                275,848.84         1
                          7.2500             2026.07            90
                          7.0000             2026.07
SHOREWOOD     MN 55331    1                  12/17/98           12
0431176288                05                 02/01/99           25.0000
7810081326                O                  01/01/29
0

1866287       638/G01     F                  542,000.00         ZZ
                          360                505,050.57         1
                          7.0000             3605.94            67
                          6.7500             3605.94
TYRONE        GA 30290    2                  12/30/98           00
0431182336                05                 02/01/99           0.0000
08832020                  O                  01/01/29
0

1882859       E85/G01     F                  170,000.00         ZZ
                          360                158,821.38         1
                          7.0000             1131.01            75
                          6.7500             1131.01
SAN RAFAEL    CA 94903    2                  02/10/99           00
0431225432                05                 04/01/99           0.0000
9604578                   O                  03/01/29
0

1901384       976/R18     F                  390,000.00         ZZ
                          360                365,065.20         1
                          7.1250             2627.51            70
                          6.8750             2627.51
GREENWELL SPRILA 70739    1                  03/15/99           00
0655422616                05                 05/01/99           0.0000
5670627                   O                  04/01/29
0

1910436       638/G01     F                  123,500.00         ZZ
                          360                114,614.50         1
                          6.8750             811.31             75
                          6.6250             811.31
ELLINGTON     CT 06029    2                  04/26/99           00
0431325653                05                 06/01/99           0.0000
8879002                   O                  05/01/29
0

1913785       638/G02     F                  240,000.00         ZZ
                          360                225,073.90         1
                          7.0000             1596.73            79
                          6.7500             1596.73
EL CAJON      CA 92020    1                  05/14/99           00
0431340397                05                 07/01/99           0.0000
8884120                   O                  06/01/29
0

2705966       225/447     F                  610,000.00         ZZ
                          360                569,398.26         1
                          7.2500             4161.28            72
                          7.0000             4161.28
SAN JUAN CAPISCA 92675    5                  11/11/98           00
3840697                   03                 01/01/99           0.0000
007083161                 O                  12/01/28
0

2775441       F28/G01     F                  440,000.00         ZZ
                          360                398,957.82         1
                          7.2500             3001.58            80
                          7.0000             3001.58
SEVERNA PARK  MD 21146    2                  02/26/99           00
0431299197                05                 05/01/99           0.0000
3950569                   O                  04/01/29
0

2801564       E22/G01     F                  136,500.00         ZZ
                          360                128,285.59         1
                          7.2500             931.17             65
                          7.0000             931.17
BOZEMAN       MT 59718    5                  04/23/99           00
0411384613                05                 07/01/99           0.0000
0411384613                O                  06/01/29
0

2810595       076/998     F                  500,000.00         ZZ
                          345                464,303.46         1
                          7.0000             3369.68            79
                          6.7500             3369.68
SUGARLAND     TX 77479    1                  04/01/99           00
17323449                  05                 05/01/99           0.0000
7323449                   O                  01/01/28
0

2829925       F32/U57     F                  52,560.00          ZZ
                          360                48,417.48          1
                          6.8750             345.28             94
                          6.4780             345.28
HOUSTON       TX 77002    1                  05/15/98           00
0655483816                22                 07/01/98           0.0000
2187789                   O                  06/01/28
0

2829927       F32/U57     F                  88,800.00          ZZ
                          240                71,591.38          1
                          7.0000             688.47             80
                          6.6030             688.47
WILMINGTON    NC 28405    5                  02/02/98           00
0655483824                27                 04/01/98           0.0000
3889839                   O                  03/01/18
0

2842892       G75/E86     F                  25,200.00          ZZ
                          360                23,726.72          1
                          7.2500             171.91             72
                          7.0000             171.91
SPRINGFIELD   MO 65802    1                  06/22/99           14
0003894222                05                 08/01/99           25.0000
03894222                  N                  07/01/29
0

2894384       976/998     F                  96,900.00          ZZ
                          360                91,213.38          1
                          7.0000             644.68             85
                          6.7500             644.68
BROKEN ARROW  OK 74012    2                  08/10/99           11
15727124                  05                 10/01/99           12.0000
5767962                   O                  09/01/29
0

4363610       526/686     F                  187,500.00         ZZ
                          360                179,986.04         1
                          7.1250             1263.22            70
                          6.8750             1263.22
KINGS PARK    NY 11754    5                  12/27/00           00
6104320558                05                 02/01/01           0.0000
0432055                   O                  01/01/31
0

4873696       025/025     F                  349,600.00         ZZ
                          360                336,953.88         1
                          7.2500             2384.89            80
                          7.0000             2384.89
LAWRENCE      KS 66049    1                  03/15/01           00
0138746888                05                 05/01/01           0.0000
138746888                 O                  04/01/31
0

5343584       L60/F27     F                  300,000.00         ZZ
                          360                289,620.17         1
                          7.2500             2046.53            67
                          7.0000             2046.53
SIMPSONVILLE  SC 29681    2                  05/02/01           00
6610686611                05                 07/01/01           0.0000
6610686611                O                  06/01/31
0

5393985       964/G01     F                  378,000.00         ZZ
                          360                366,390.70         1
                          7.2500             2578.63            63
                          7.0000             2578.63
ANAHEIM       CA 92807    2                  09/25/01           00
0433284205                03                 11/01/01           0.0000
39213                     O                  10/01/31
0

5466478       944/G01     F                  334,400.00         ZZ
                          360                320,465.32         1
                          7.0000             2224.78            80
                          6.7500             2224.78
NEWTOWN       CT 06470    2                  09/13/01           00
0433253192                05                 11/01/01           0.0000
W88016743                 O                  10/01/31
0

5468510       L60/F27     F                  298,000.00         ZZ
                          360                287,446.24         1
                          7.1250             2007.68            75
                          6.8750             2007.68
MANAKIN-SABOT VA 23103    4                  06/25/01           11
6610282154                05                 08/01/01           25.0000
6610282154                O                  07/01/31
0

5482536       420/G01     F                  345,000.00         ZZ
                          360                334,545.26         1
                          7.2500             2353.51            73
                          7.0000             2353.51
MENDOCINO     CA 95460    1                  09/07/01           00
0433318573                03                 11/01/01           0.0000
51001790                  O                  10/01/31
0

5484239       Q73/G01     F                  500,000.00         ZZ
                          360                484,496.26         1
                          7.1250             3368.59            80
                          6.8750             3368.59
GUNTERSVILLE  AL 35976    2                  09/21/01           00
0433284734                05                 11/01/01           0.0000
2848134                   O                  10/01/31
0

5500847       L38/G01     F                  389,550.00         ZZ
                          360                376,206.59         1
                          6.7500             2526.62            80
                          6.5000             2526.62
RANCHO SANTA MCA 92688    1                  08/24/01           00
0433399995                05                 10/01/01           0.0000
07060000000257            O                  09/01/31
0

5534194       E22/G01     F                  390,000.00         ZZ
                          360                377,907.08         1
                          7.1250             2627.50            77
                          6.8750             2627.50
MONUMENT      CO 80132    2                  08/28/01           00
0412915076                03                 11/01/01           0.0000
0412915076                O                  10/01/31
0

5538331       664/G01     F                  382,500.00         ZZ
                          360                366,351.67         1
                          7.0000             2544.79            90
                          6.7500             2544.79
PLANTATION    FL 33325    1                  06/18/01           10
0433247665                05                 08/01/01           25.0000
0008064990                O                  07/01/31
0

5581821       405/943     F                  330,000.00         ZZ
                          360                295,951.47         1
                          7.5000             2307.41            76
                          6.7500             2307.41
LOMPOC        CA 93436    2                  07/10/01           00
1230640                   03                 09/01/01           0.0000
0012306403                O                  08/01/31
0

5581837       405/943     F                  544,000.00         ZZ
                          360                507,231.80         1
                          7.1250             3665.03            80
                          6.7500             3665.03
SUDBURY       MA 01776    1                  06/29/01           00
1754825                   05                 08/01/01           0.0000
0017548256                O                  07/01/31
0

5581952       405/943     F                  336,000.00         ZZ
                          360                324,918.52         1
                          7.1250             2263.69            80
                          6.7500             2263.69
HOUSTON       TX 77019    1                  07/25/01           00
1235986                   05                 09/01/01           0.0000
0012359865                O                  08/01/31
0

5586728       U62/G01     F                  610,500.00         ZZ
                          360                591,999.65         1
                          7.2500             4164.69            66
                          7.0000             4164.69
FAIRVIEW      TX 75069    5                  09/24/01           00
0433255569                05                 11/01/01           0.0000
2001290166                O                  10/01/31
0

5588182       E22/G01     F                  399,950.00         ZZ
                          360                386,968.65         1
                          6.8750             2627.39            60
                          6.6250             2627.39
MERCER ISLAND WA 98040    2                  09/06/01           00
0412993966                05                 11/01/01           0.0000
0412993966                O                  10/01/31
0

5632901       253/253     F                  463,000.00         ZZ
                          360                448,985.58         1
                          7.1250             3119.32            43
                          6.8750             3119.32
SANTA FE      NM 87501    5                  10/02/01           00
978642                    05                 12/01/01           0.0000
978642                    O                  11/01/31
0

5633946       369/G01     F                  550,000.00         ZZ
                          360                533,653.20         1
                          7.2500             3751.97            64
                          7.0000             3751.97
RICHLAND      MI 49083    5                  09/27/01           00
0433301751                05                 12/01/01           0.0000
0073362709                O                  11/01/31
0

5648449       757/G01     F                  388,000.00         ZZ
                          360                375,406.37         1
                          6.8750             2548.89            80
                          6.6250             2548.89
MARIETTA      GA 30066    1                  10/01/01           00
0433297884                05                 11/01/01           0.0000
1000407740                O                  10/01/31
0

5650037       964/G01     F                  340,000.00         ZZ
                          360                328,695.08         1
                          6.6250             2177.06            57
                          6.3750             2177.06
SAN JOSE      CA 95121    2                  10/12/01           00
0433300753                05                 12/01/01           0.0000
150606                    O                  11/01/31
0

5652507       E22/G01     F                  474,000.00         ZZ
                          360                446,309.43         1
                          7.0000             3153.53            80
                          6.7500             3153.53
DALLAS        TX 75230    1                  09/26/01           00
0413000431                05                 11/01/01           0.0000
0413000431                O                  10/01/31
0

5654971       E11/G01     F                  372,500.00         ZZ
                          360                360,419.01         1
                          7.0000             2478.25            74
                          6.7500             2478.25
LINO LAKES    MN 55110    5                  10/01/01           00
0433344017                05                 11/01/01           0.0000
0014001034547             O                  10/01/31
0

5660112       286/286     F                  383,000.00         ZZ
                          360                370,346.69         1
                          7.1250             2580.34            79
                          6.8750             2580.34
NORFOLK       VA 23508    1                  07/31/01           00
9937954                   05                 09/01/01           0.0000
9937954                   O                  08/01/31
0

5672970       G82/G01     F                  650,000.00         ZZ
                          360                600,012.27         1
                          7.2500             4434.15            77
                          7.0000             4434.15
RANCHO VIEJO  TX 78575    4                  09/24/01           00
0433317310                05                 11/01/01           0.0000
1                         O                  10/01/31
0

5688165       964/G01     F                  348,500.00         ZZ
                          360                337,447.29         1
                          6.8750             2289.40            75
                          6.6250             2289.40
FAIRFAX       CA 94930    5                  10/04/01           00
0433256203                05                 12/01/01           0.0000
148369                    O                  11/01/31
0

5695839       964/G01     F                  362,600.00         ZZ
                          360                347,912.15         1
                          6.6250             2321.77            70
                          6.3750             2321.77
DALY CITY     CA 94014    1                  10/17/01           00
0433387008                05                 12/01/01           0.0000
154670                    O                  11/01/31
0

5704544       E22/G01     F                  346,000.00         ZZ
                          360                335,022.81         1
                          7.0000             2301.95            69
                          6.7500             2301.95
STAMFORD      CT 06905    2                  09/24/01           00
0413013392                05                 11/01/01           0.0000
0413013392                O                  10/01/31
0

5711841       994/998     F                  637,500.00         ZZ
                          360                617,459.02         1
                          6.8750             4187.92            75
                          6.6250             4187.92
BERKELEY      CA 94705    1                  10/11/01           00
8016362629                05                 12/01/01           0.0000
718910176                 O                  11/01/31
0

5721997       975/G01     F                  400,000.00         ZZ
                          360                387,425.05         1
                          6.8750             2627.72            75
                          6.6250             2627.72
ROWLAND HEIGHTCA 91748    1                  10/01/01           00
0433294295                03                 12/01/01           0.0000
2014352                   O                  11/01/31
0

5724087       E22/G01     F                  620,000.00         ZZ
                          360                598,169.76         1
                          6.8750             4072.96            80
                          6.6250             4072.96
DELRAY BEACH  FL 33483    1                  10/01/01           00
0413032764                09                 11/01/01           0.0000
0413032764                O                  10/01/31
0

5728785       994/998     F                  391,000.00         ZZ
                          360                375,266.89         1
                          7.2500             2667.31            80
                          7.0000             2667.31
MIAMI BEACH   FL 33139    1                  08/30/01           00
8021884054                06                 10/01/01           0.0000
1000202909                O                  09/01/31
0

5729686       R65/G01     F                  962,500.00         ZZ
                          360                912,862.18         1
                          7.0000             6403.54            55
                          6.7500             6403.54
GREENWICH     CT 06831    5                  10/18/01           00
0433301736                05                 12/01/01           0.0000
20015329                  O                  11/01/31
0

5732251       P21/G01     F                  336,000.00         ZZ
                          360                324,693.84         1
                          6.5000             2123.75            80
                          6.2500             2123.75
HAYWARD       CA 94544    1                  10/15/01           00
0433330784                05                 12/01/01           0.0000
0109039                   O                  11/01/31
0

5754434       964/G01     F                  508,000.00         ZZ
                          360                492,029.98         1
                          6.8750             3337.20            51
                          6.6250             3337.20
LOS ANGELES   CA 90019    2                  10/08/01           00
0433306131                05                 12/01/01           0.0000
152771                    O                  11/01/31
0

5757200       964/G01     F                  399,900.00         ZZ
                          360                387,169.47         1
                          6.6260             2560.87            77
                          6.3760             2560.87
PETALUMA      CA 94954    1                  11/08/01           00
0433416179                05                 01/01/02           0.0000
400154855                 O                  12/01/31
0

5774898       N47/G01     F                  465,000.00         ZZ
                          360                443,923.45         1
                          6.5000             2939.12            79
                          6.2500             2939.12
LAFAYETTE     CA 94549    2                  10/09/01           00
0433299617                05                 12/01/01           0.0000
20211556                  O                  11/01/31
0

5776882       H47/G01     F                  406,192.00         ZZ
                          360                383,207.89         1
                          6.5000             2567.41            80
                          6.2500             2567.41
GOLDEN        CO 80401    1                  10/12/01           00
0433388725                03                 12/01/01           0.0000
1621193192                O                  11/01/31
0

5799870       N47/G01     F                  350,000.00         ZZ
                          360                295,212.04         1
                          6.5000             2212.24            50
                          6.2500             2212.24
BERKELEY      CA 94706    2                  10/09/01           00
0433295722                05                 12/01/01           0.0000
20211557                  O                  11/01/31
0

5811702       E22/G01     F                  610,000.00         ZZ
                          360                529,298.41         1
                          6.7500             3956.45            33
                          6.5000             3956.45
DEL MAR       CA 92014    2                  09/28/01           00
0412962078                05                 11/01/01           0.0000
0412962078                O                  10/01/31
0

5811736       E22/G01     F                  341,000.00         ZZ
                          360                328,607.32         1
                          6.7500             2211.72            45
                          6.5000             2211.72
ERIE          CO 80516    5                  10/01/01           00
0413009317                05                 11/01/01           0.0000
0413009317                O                  10/01/31
0

5832110       944/G01     F                  355,000.00         ZZ
                          360                343,582.68         1
                          6.7500             2302.53            60
                          6.5000             2302.53
SAN BRUNO     CA 94066    5                  10/23/01           00
0433367265                05                 12/01/01           0.0000
W01082606                 O                  11/01/31
0

5860474       E22/G01     F                  339,200.00         ZZ
                          360                323,945.46         1
                          7.1250             2285.25            80
                          6.8750             2285.25
FLOWER MOUND  TX 75028    4                  10/09/01           00
0413055823                03                 12/01/01           0.0000
0413055823                O                  11/01/31
0

5868342       B57/G01     F                  428,800.00         ZZ
                          360                415,319.89         1
                          6.8750             2816.91            75
                          6.6250             2816.91
SANTA CLARITA CA 91321    1                  10/01/01           00
0433373107                05                 12/01/01           0.0000
2117084                   O                  11/01/31
0

5910500       E22/G01     F                  353,000.00         ZZ
                          360                338,312.23         1
                          7.0000             2348.52            73
                          6.7500             2348.52
SUPERIOR      CO 80027    2                  10/05/01           00
0413033135                03                 12/01/01           0.0000
0413033135                O                  11/01/31
0

5939642       A06/G01     F                  450,000.00         ZZ
                          360                435,163.98         1
                          6.6250             2881.40            68
                          6.3750             2881.40
BIRMINGHAM    MI 48009    2                  10/25/01           00
0433377348                05                 12/01/01           0.0000
00100001001326            O                  11/01/31
0

5954144       G75/E86     F                  356,200.00         ZZ
                          360                341,016.24         1
                          6.7500             2310.31            59
                          6.5000             2310.31
BARNSTABLE    MA 02630    5                  09/21/01           00
0004460250                05                 11/01/01           0.0000
04460250                  O                  10/01/31
0

5974882       R65/G01     F                  361,500.00         ZZ
                          360                349,607.56         1
                          6.6250             2314.72            64
                          6.3750             2314.72
OWINGS MILLS  MD 21117    2                  10/24/01           00
0433333747                05                 12/01/01           0.0000
20015458                  O                  11/01/31
0

5986536       696/G01     F                  445,500.00         ZZ
                          360                430,349.10         1
                          6.5000             2815.86            75
                          6.2500             2815.86
FALLS CHURCH  VA 22042    2                  10/23/01           00
0433307261                03                 12/01/01           0.0000
23301307                  O                  11/01/31
0

6011052       E22/G01     F                  464,000.00         ZZ
                          360                447,792.26         1
                          6.5000             2932.80            80
                          6.2500             2932.80
SEATTLE       WA 98112    1                  10/12/01           00
0413142019                05                 12/01/01           0.0000
0413142019                O                  11/01/31
0

6025752       964/G01     F                  373,000.00         ZZ
                          360                352,898.11         1
                          6.8750             2450.35            79
                          6.6250             2450.35
SCOTTSDALE    AZ 85259    2                  10/26/01           00
0433357019                05                 12/01/01           0.0000
156490                    O                  11/01/31
0

6030326       116/116     F                  554,400.00         ZZ
                          360                482,107.10         1
                          6.8750             3642.02            80
                          6.6250             3642.02
HOUSTON       TX 77005    2                  10/24/01           00
091020703                 05                 12/01/01           0.0000
091020703                 O                  11/01/31
0

6034028       E22/G01     F                  375,000.00         ZZ
                          360                362,094.74         1
                          6.3750             2339.51            69
                          6.1250             2339.51
SANTA CRUZ    CA 95060    1                  10/11/01           00
0413115874                05                 12/01/01           0.0000
0413115874                O                  11/01/31
0

6034284       E82/G01     F                  494,600.00         ZZ
                          360                479,659.93         1
                          7.1250             3332.21            55
                          6.8750             3332.21
SAN JOSE      CA 95120    2                  10/09/01           00
0400496360                05                 12/01/01           0.0000
2986540                   O                  11/01/31
0

6042668       757/G01     F                  381,000.00         ZZ
                          360                368,190.53         1
                          6.7500             2471.16            55
                          6.5000             2471.16
KENNESAW      GA 30152    5                  10/25/01           00
0433331774                05                 12/01/01           0.0000
1DEATONWIL                O                  11/01/31
0

6059592       E22/G01     F                  156,750.00         ZZ
                          360                152,042.98         1
                          7.1250             1056.05            95
                          6.8750             1056.05
PEMBROKE PINESFL 33029    2                  10/15/01           04
0413045469                03                 12/01/01           30.0000
0413045469                O                  11/01/31
0

6059668       E22/G01     F                  414,000.00         ZZ
                          360                400,984.96         1
                          6.8750             2719.69            71
                          6.6250             2719.69
SAN JOSE      CA 95117    5                  10/02/01           00
0413099375                05                 12/01/01           0.0000
0413099375                O                  11/01/31
0

6066816       994/998     F                  409,000.00         ZZ
                          360                395,109.66         1
                          6.6250             2618.87            65
                          6.3750             2618.87
COLUMBUS      GA 31904    5                  09/17/01           00
8011690032                05                 11/01/01           0.0000
0109000722                O                  10/01/31
0

6067358       144/144     F                  650,000.00         T
                          360                591,313.85         1
                          6.3750             4055.15            69
                          6.1250             4055.15
T/EAST HAMPTONNY 11954    1                  10/29/01           00
16067598300000            05                 12/01/01           0.0000
160675983                 O                  11/01/31
0

6075420       405/943     F                  360,000.00         T
                          360                339,921.85         1
                          7.1250             2425.39            53
                          6.7500             2425.39
LAHAINA       HI 96761    2                  08/21/01           00
1757640                   01                 10/01/01           0.0000
0017576406                O                  09/01/31
0

6075430       405/943     F                  500,000.00         ZZ
                          360                376,641.59         1
                          7.1250             3368.60            56
                          6.7500             3368.60
SAN DIEGO     CA 92128    2                  08/24/01           00
1766486                   05                 10/01/01           0.0000
0017664863                O                  09/01/31
0

6075432       405/943     F                  330,000.00         ZZ
                          360                319,682.13         1
                          7.2500             2251.18            73
                          6.7500             2251.18
COTO DE CAZA  CA 92679    5                  08/29/01           00
1766513                   03                 10/01/01           0.0000
0017665134                O                  09/01/31
0

6075460       405/943     F                  605,000.00         ZZ
                          360                584,772.72         1
                          7.2500             4127.17            63
                          6.7500             4127.17
YORBA LINDA   CA 92886    2                  08/24/01           00
1769093                   05                 10/01/01           0.0000
0017690934                O                  09/01/31
0

6075466       405/943     F                  999,950.00         ZZ
                          360                968,943.76         1
                          7.1250             6736.85            50
                          6.7500             6736.85
LOS GATOS     CA 95030    2                  09/04/01           00
1769293                   05                 11/01/01           0.0000
0017692930                O                  10/01/31
0

6075492       405/943     F                  300,000.00         ZZ
                          360                290,382.48         1
                          7.1250             2021.16            67
                          6.7500             2021.16
GILROY        CA 95020    2                  08/28/01           00
1773148                   05                 10/01/01           0.0000
0017731480                O                  09/01/31
0

6075500       405/943     F                  462,000.00         ZZ
                          360                447,667.95         1
                          7.1250             3112.58            62
                          6.7500             3112.58
CAMARILLO     CA 93012    5                  08/28/01           00
1990783                   05                 11/01/01           0.0000
0019907831                O                  10/01/31
0

6075506       405/943     F                  451,920.00         ZZ
                          360                437,462.36         1
                          7.1250             3044.67            80
                          6.7500             3044.67
SAN PEDRO     CA 90732    1                  08/07/01           00
1991428                   05                 10/01/01           0.0000
0019914282                O                  09/01/31
0

6083722       E22/G01     F                  469,000.00         ZZ
                          360                453,781.15         1
                          6.7500             3041.93            77
                          6.5000             3041.93
FORT LAUDERDALFL 33305    2                  10/16/01           00
0413090077                05                 12/01/01           0.0000
0413090077                O                  11/01/31
0

6095988       U28/G01     F                  340,000.00         ZZ
                          360                328,448.96         1
                          6.6250             2177.06            64
                          6.3750             2177.06
CHARLESTON    SC 29412    2                  11/02/01           00
0433339645                05                 12/01/01           0.0000
1                         O                  11/01/31
0

6110906       E22/G01     F                  303,750.00         ZZ
                          360                294,416.66         1
                          7.0000             2020.86            75
                          6.7500             2020.86
EADS          TN 38028    5                  10/18/01           00
0413034539                05                 12/01/01           0.0000
0413034539                O                  11/01/31
0

6111016       E22/G01     F                  485,000.00         ZZ
                          360                459,886.22         1
                          7.0000             3226.72            61
                          6.7500             3226.72
WILMINGTON    DE 19807    2                  10/18/01           00
0413127721                05                 12/01/01           0.0000
0413127721                O                  11/01/31
0

6114796       757/G01     F                  396,000.00         ZZ
                          360                383,264.34         1
                          6.7500             2568.45            80
                          6.5000             2568.45
MARIETTA      GA 30068    1                  11/02/01           00
0433342896                03                 12/01/01           0.0000
1000478683                O                  11/01/31
0

6125556       964/G01     F                  392,000.00         ZZ
                          360                380,074.40         1
                          6.8750             2575.16            80
                          6.6250             2575.16
KENSINGTON    CA 94708    2                  11/12/01           00
0433408598                05                 01/01/02           0.0000
164421                    O                  12/01/31
0

6136588       E22/G01     F                  405,000.00         ZZ
                          360                385,931.43         1
                          6.6250             2593.26            62
                          6.3750             2593.26
KIRKLAND      WA 98033    2                  10/17/01           00
0413101676                05                 12/01/01           0.0000
0413101676                O                  11/01/31
0

6136638       E22/G01     F                  380,000.00         ZZ
                          360                367,779.05         1
                          6.7500             2464.67            72
                          6.5000             2464.67
BROOMFIELD    CO 80020    5                  10/19/01           00
0413125998                03                 12/01/01           0.0000
0413125998                O                  11/01/31
0

6138904       E48/G01     F                  428,000.00         ZZ
                          360                414,032.17         1
                          6.8750             2811.66            80
                          6.6250             2811.66
FRANKLIN      TN 37069    2                  10/30/01           00
0433386265                05                 12/01/01           0.0000
10011852                  O                  11/01/31
0

6155402       964/G01     F                  350,000.00         ZZ
                          360                339,352.17         1
                          6.8750             2299.25            67
                          6.6250             2299.25
SCOTTSDALE    AZ 85260    5                  11/09/01           00
0433385291                05                 01/01/02           0.0000
160423                    O                  12/01/31
0

6161294       E22/G01     F                  462,000.00         ZZ
                          360                447,476.21         1
                          6.8750             3035.01            80
                          6.6250             3035.01
SANTA CLARA   CA 95051    1                  10/16/01           00
0413139429                05                 12/01/01           0.0000
0413139429                O                  11/01/31
0

6161320       E22/G01     F                  367,000.00         ZZ
                          360                355,462.59         1
                          6.8750             2410.93            70
                          6.6250             2410.93
TEMECULA      CA 92591    2                  10/18/01           00
0413165689                05                 12/01/01           0.0000
0413165689                O                  11/01/31
0

6177702       405/943     F                  360,000.00         ZZ
                          360                348,685.11         1
                          7.1250             2425.39            80
                          6.6250             2425.39
REDWOOD CITY  CA 94062    1                  09/19/01           00
1779315                   05                 11/01/01           0.0000
0017793159                O                  10/01/31
0

6177756       405/943     F                  390,000.00         ZZ
                          360                376,861.44         1
                          6.5000             2465.07            61
                          6.2500             2465.07
EL SEGUNDO    CA 90245    1                  10/05/01           00
1990499                   05                 12/01/01           0.0000
0019904994                O                  11/01/31
0

6177802       405/943     F                  384,000.00         ZZ
                          360                371,650.22         1
                          6.7500             2490.62            80
                          6.5000             2490.62
RAMONA        CA 92065    1                  10/01/01           00
1994518                   05                 12/01/01           0.0000
0019945187                O                  11/01/31
0

6177808       405/943     F                  500,000.00         ZZ
                          360                484,281.32         1
                          6.8750             3284.65            71
                          6.5000             3284.65
FULLERTON     CA 92831    1                  10/09/01           00
1995756                   05                 12/01/01           0.0000
0019957562                O                  11/01/31
0

6188284       E22/G01     F                  649,999.00         ZZ
                          360                622,995.30         1
                          6.5000             4108.44            55
                          6.2500             4108.44
ORINDA        CA 94563    2                  10/16/01           00
0413019035                05                 12/01/01           0.0000
0413019035                O                  11/01/31
0

6188360       E22/G01     F                  478,000.00         ZZ
                          360                461,536.87         1
                          6.5000             3021.29            56
                          6.2500             3021.29
SANTA CLARA   CA 95051    2                  10/18/01           00
0413105735                05                 12/01/01           0.0000
0413105735                O                  11/01/31
0

6213760       F28/G01     F                  475,000.00         ZZ
                          360                460,736.01         1
                          7.1250             3200.16            64
                          6.8750             3200.16
SEATTLE       WA 98116    5                  10/05/01           00
0433299682                05                 12/01/01           0.0000
7309697                   O                  11/01/31
0

6217438       H22/G01     F                  350,000.00         ZZ
                          360                338,600.86         1
                          6.5000             2212.24            31
                          6.2500             2212.24
MANHASSET     NY 11030    1                  11/08/01           00
0433390689                05                 01/01/02           0.0000
0107003                   O                  12/01/31
0

6218502       E60/G01     F                  373,000.00         ZZ
                          360                361,652.58         1
                          6.8750             2450.34            60
                          6.6250             2450.34
AGOURA HILLS  CA 91301    5                  11/05/01           00
0433415049                03                 01/01/02           0.0000
521820                    O                  12/01/31
0

6288764       964/G01     F                  410,000.00         ZZ
                          360                132,388.54         1
                          6.8750             2693.41            51
                          6.6250             2693.41
SEBASTOPOL    CA 95472    2                  11/06/01           00
0433385150                05                 01/01/02           0.0000
162215                    O                  12/01/31
0

6290880       E22/G01     F                  635,000.00         ZZ
                          360                614,109.95         1
                          6.6250             4065.97            43
                          6.3750             4065.97
SANTA MONICA  CA 90402    2                  10/24/01           00
0413154097                05                 12/01/01           0.0000
0413154097                O                  11/01/31
0

6290916       E22/G01     F                  324,563.00         ZZ
                          360                309,614.78         1
                          6.5000             2051.46            56
                          6.2500             2051.46
FOSTER CITY   CA 94404    5                  10/24/01           00
0413185349                09                 12/01/01           0.0000
0413185349                O                  11/01/31
0

6291550       E82/G01     F                  347,000.00         ZZ
                          360                335,956.51         1
                          6.8750             2279.54            78
                          6.6250             2279.54
LAS VEGAS     NV 89145    2                  10/31/01           00
0400517926                03                 12/01/01           0.0000
3826348                   O                  11/01/31
0

6298306       M45/G01     F                  348,000.00         ZZ
                          360                327,934.93         1
                          6.5000             2199.60            80
                          6.2500             2199.60
VALLEY FORGE  PA 19481    1                  09/28/01           00
0433313806                05                 11/01/01           0.0000
A0257115                  O                  10/01/31
0

6309534       M45/G01     F                  337,300.00         ZZ
                          360                324,563.10         1
                          7.1250             2272.46            45
                          6.8750             2272.46
BOULDER       CO 80303    2                  10/10/01           00
0433313699                03                 12/01/01           0.0000
A0294347                  O                  11/01/31
0

6312176       M45/G01     F                  550,000.00         ZZ
                          360                532,311.63         1
                          6.7500             3567.29            37
                          6.5000             3567.29
SOQUEL        CA 95073    5                  10/03/01           00
0433319035                03                 12/01/01           0.0000
A025912                   O                  11/01/31
0

6319650       E22/G01     F                  472,000.00         ZZ
                          360                455,267.85         1
                          6.7500             3061.38            63
                          6.5000             3061.38
SEATTLE       WA 98199    5                  10/25/01           00
0413123704                05                 12/01/01           0.0000
0413123704                O                  11/01/31
0

6322726       W93/G01     F                  357,750.00         ZZ
                          360                346,244.54         1
                          6.7500             2320.36            75
                          6.5000             2320.36
PORTLAND      OR 97212    5                  10/08/01           00
0433338092                05                 12/01/01           0.0000
37311110                  O                  11/01/31
0

6336496       696/G01     F                  650,000.00         ZZ
                          360                628,862.30         1
                          6.7500             4215.89            50
                          6.5000             4215.89
VIENNA        VA 22181    2                  10/30/01           00
0433330693                05                 12/01/01           0.0000
32701245                  O                  11/01/31
0

6340854       893/G01     F                  500,000.00         ZZ
                          360                483,715.62         1
                          6.5000             3160.34            53
                          6.2500             3160.34
BURLINGAME    CA 94010    5                  11/06/01           00
0433388501                05                 01/01/02           0.0000
M11012031                 O                  12/01/31
0

6346226       944/G01     F                  399,500.00         ZZ
                          360                386,488.51         1
                          6.5000             2525.12            24
                          6.2500             2525.12
EDGEWATER     MD 21037    2                  11/09/01           00
0433421963                05                 01/01/02           0.0000
W01094291                 O                  12/01/31
0

6349750       E87/G01     F                  525,000.00         ZZ
                          360                507,511.60         1
                          6.3750             3275.32            65
                          6.1250             3275.32
SANTA BARBARA CA 93111    5                  11/09/01           00
0433406568                05                 01/01/02           0.0000
70003856                  O                  12/01/31
0

6363952       W93/G01     F                  480,000.00         ZZ
                          360                463,762.47         1
                          6.5000             3033.93            73
                          6.2500             3033.93
SAN JOSE      CA 95126    1                  10/08/01           00
0433337995                05                 12/01/01           0.0000
21301835                  O                  11/01/31
0

6369864       L60/F27     F                  518,400.00         ZZ
                          360                483,620.72         1
                          6.8750             3405.52            80
                          6.6250             3405.52
GAINESVILLE   VA 20155    1                  09/28/01           00
6920020508                05                 11/01/01           0.0000
6920020508                O                  10/01/31
0

6370304       L60/F27     F                  339,900.00         ZZ
                          360                328,608.24         1
                          7.1250             2289.97            84
                          6.8750             2289.97
GREENSBORO    NC 27410    1                  07/27/01           12
6990408848                03                 09/01/01           12.0000
6990408848                O                  08/01/31
0

6376782       E82/G01     F                  399,500.00         ZZ
                          360                387,502.93         1
                          7.1250             2691.51            85
                          6.8750             2691.51
OLIVE BRANCH  MS 38654    2                  11/01/01           04
0400513867                05                 12/01/01           12.0000
3890122                   O                  11/01/31
0

6377028       994/998     F                  400,000.00         ZZ
                          360                380,917.77         1
                          7.2500             2728.71            80
                          7.0000             2728.71
NEW ORLEANS   LA 70118    1                  10/01/01           00
8011691063                05                 12/01/01           0.0000
81006610                  O                  11/01/31
0

6385156       738/G01     F                  385,000.00         ZZ
                          360                365,257.55         1
                          6.2500             2370.52            86
                          6.0000             2370.52
ANDERSON      SC 29621    2                  11/09/01           14
0433395480                05                 01/01/02           25.0000
00401495010020            O                  12/01/31
0

6408470       E22/G01     F                  410,000.00         ZZ
                          360                397,079.38         1
                          6.8750             2693.41            32
                          6.6250             2693.41
SARATOGA      CA 95070    2                  10/26/01           00
0413196171                05                 12/01/01           0.0000
0413196171                O                  11/01/31
0

6411922       994/998     F                  504,000.00         ZZ
                          360                488,513.93         1
                          7.0000             3353.12            60
                          6.7500             3353.12
SAN FRANCISCO CA 94127    5                  09/24/01           00
8016266465                05                 12/01/01           0.0000
218738841                 O                  11/01/31
0

6422264       944/G01     F                  385,000.00         ZZ
                          360                357,329.25         1
                          6.7500             2497.11            74
                          6.5000             2497.11
BELLEVUE      WA 98006    1                  11/15/01           00
0433427200                05                 01/01/02           0.0000
W01104097                 O                  12/01/31
0

6426458       696/G01     F                  410,000.00         ZZ
                          360                396,468.32         1
                          6.7500             2659.25            61
                          6.5000             2659.25
MCLEAN        VA 22102    2                  11/02/01           00
0433379864                05                 12/01/01           0.0000
24501213                  O                  11/01/31
0

6434536       550/550     F                  490,000.00         ZZ
                          360                471,054.37         1
                          6.8500             3210.78            62
                          6.6000             3210.78
SAN FRANCISCO CA 94111    2                  11/01/01           00
12054944400000            06                 01/01/02           0.0000
120549444                 O                  12/01/31
0

6472660       E76/G01     F                  423,962.00         ZZ
                          360                401,972.14         1
                          6.7500             2749.81            71
                          6.5000             2749.81
ARGYLE        TX 76226    2                  11/02/01           00
0433386356                05                 01/01/02           0.0000
10009012                  O                  12/01/31
0

6491716       M27/G01     F                  509,400.00         T
                          360                492,809.66         1
                          6.5000             3219.75            75
                          6.2500             3219.75
PENHOOK       VA 24137    1                  11/19/01           00
0433429925                03                 01/01/02           0.0000
600703855                 O                  12/01/31
0

6500732       405/943     F                  400,000.00         ZZ
                          360                387,309.76         1
                          7.0000             2661.21            61
                          6.5000             2661.21
HIGHLAND PARK TX 75205    1                  09/28/01           00
1247085                   03                 11/01/01           0.0000
12470852                  O                  10/01/31
0

6500742       405/943     F                  385,000.00         ZZ
                          360                364,557.35         1
                          6.7500             2497.10            39
                          6.5000             2497.10
SANTA BARBARA CA 93105    2                  10/11/01           00
1254922                   03                 12/01/01           0.0000
12549226                  O                  11/01/31
0

6500860       405/943     F                  400,000.00         ZZ
                          360                387,425.05         1
                          6.8750             2627.72            46
                          6.5000             2627.72
BURLINGAME    CA 94010    5                  10/19/01           00
1785561                   05                 12/01/01           0.0000
17855610                  O                  11/01/31
0

6500884       405/943     F                  306,000.00         ZZ
                          360                296,810.85         1
                          7.1250             2061.58            74
                          6.6250             2061.58
SANTA ROSA    CA 95409    1                  10/19/01           00
1790249                   03                 12/01/01           0.0000
17902495                  O                  11/01/31
0

6500900       405/943     F                  384,000.00         ZZ
                          360                371,928.10         1
                          6.8750             2522.61            75
                          6.5000             2522.61
DANA POINT    CA 92624    1                  10/11/01           00
1994678                   05                 12/01/01           0.0000
19946789                  O                  11/01/31
0

6501606       405/943     F                  450,000.00         ZZ
                          360                435,266.82         1
                          6.7500             2918.70            75
                          6.5000             2918.70
OAKTON        VA 22124    5                  10/22/01           00
1786379                   05                 12/01/01           0.0000
17863796                  O                  11/01/31
0

6508202       405/943     F                  301,600.00         ZZ
                          360                288,964.91         1
                          7.2500             2057.44            80
                          6.5000             2057.44
FOUNTAIN VALLECA 92708    1                  08/03/01           00
1235255                   05                 10/01/01           0.0000
12352555                  O                  09/01/31
0

6508212       405/943     F                  661,500.00         ZZ
                          360                642,531.19         1
                          7.3750             4568.82            75
                          6.6250             4568.82
FALLBROOK     CA 92028    2                  10/03/01           00
1771165                   03                 12/01/01           0.0000
17711656                  O                  11/01/31
0

6508222       405/943     F                  470,000.00         ZZ
                          360                455,454.09         1
                          7.0000             3126.93            38
                          6.5000             3126.93
SAN JUAN CAPISCA 92675    2                  10/16/01           00
1777422                   03                 12/01/01           0.0000
17774225                  O                  11/01/31
0

6508236       405/943     F                  710,000.00         ZZ
                          360                680,023.02         1
                          7.1250             4783.41            45
                          6.5000             4783.41
LOS ANGELES   CA 90402    5                  10/17/01           00
1779746                   05                 12/01/01           0.0000
17797465                  O                  11/01/31
0

6508240       405/943     F                  300,000.00         ZZ
                          360                289,222.15         1
                          7.1250             2021.16            80
                          6.5000             2021.16
MARTINEZ      CA 94553    2                  10/09/01           00
1780127                   05                 12/01/01           0.0000
17801275                  O                  11/01/31
0

6508258       405/943     F                  456,000.00         ZZ
                          360                441,988.63         1
                          7.0000             3033.78            80
                          6.5000             3033.78
LONG BEACH    CA 90807    1                  10/11/01           00
11892055                  05                 12/01/01           0.0000
17831637                  O                  11/01/31
0

6508270       405/943     F                  364,500.00         ZZ
                          360                353,300.01         1
                          7.0000             2425.03            42
                          6.5000             2425.03
CARLSBAD      CA 92009    2                  10/11/01           00
1784824                   03                 12/01/01           0.0000
17848243                  O                  11/01/31
0

6513974       E22/G01     F                  172,500.00         ZZ
                          360                167,302.16         1
                          7.0000             1147.65            75
                          6.7500             1147.65
DALLAS        TX 75209    5                  11/06/01           00
0413128612                05                 01/01/02           0.0000
0413128612                O                  12/01/31
0

6514116       E22/G01     F                  358,000.00         ZZ
                          360                339,827.38         1
                          6.7500             2321.98            71
                          6.5000             2321.98
COPPELL       TX 75019    2                  11/06/01           00
0413203803                05                 01/01/02           0.0000
0413203803                O                  12/01/31
0

6522934       994/998     F                  528,000.00         ZZ
                          360                510,629.92         1
                          6.6250             3380.84            74
                          6.3750             3380.84
MARLBORO      NJ 07751    2                  10/17/01           00
8016350988                05                 12/01/01           0.0000
218890154                 O                  11/01/31
0

6544666       E22/G01     F                  475,307.00         ZZ
                          360                459,826.97         1
                          6.5000             3004.26            80
                          6.2500             3004.26
HUNTINGTON BEACA 92649    1                  11/13/01           00
0413284498                03                 01/01/02           0.0000
0413284498                O                  12/01/31
0

6565288       E22/G01     F                  455,000.00         ZZ
                          360                440,502.07         1
                          6.6250             2913.41            53
                          6.3750             2913.41
GILROY        CA 95020    5                  11/06/01           00
0413212051                05                 01/01/02           0.0000
0413212051                O                  12/01/31
0

6566846       550/550     F                  350,000.00         ZZ
                          360                339,146.71         1
                          6.9500             2316.82            44
                          6.7000             2316.82
GREAT NECK    NY 11021    1                  10/30/01           00
12054281100000            05                 12/01/01           0.0000
120542811                 O                  11/01/31
0

6604474       E22/G01     F                  345,000.00         ZZ
                          360                334,262.14         1
                          6.7500             2237.66            53
                          6.5000             2237.66
SAN JOSE      CA 95130    2                  11/12/01           00
0413213067                05                 01/01/02           0.0000
0413213067                O                  12/01/31
0

6604508       E22/G01     F                  368,000.00         ZZ
                          360                356,546.18         1
                          6.7500             2386.84            62
                          6.5000             2386.84
SANTA ROSA    CA 95404    2                  11/06/01           00
0413232802                05                 01/01/02           0.0000
0413232802                O                  12/01/31
0

6620938       E87/G01     F                  370,000.00         ZZ
                          360                358,484.02         1
                          6.7500             2399.81            53
                          6.5000             2399.81
SANTA BARBARA CA 93105    2                  11/02/01           00
0433386893                05                 01/01/02           0.0000
70003833                  O                  12/01/31
0

6624088       E60/G01     F                  495,200.00         ZZ
                          360                479,072.03         1
                          6.5000             3130.00            80
                          6.2500             3130.00
ATASCADERO    CA 93422    2                  11/21/01           00
0433425048                05                 01/01/02           0.0000
513968                    O                  12/01/31
0

6632768       696/G01     F                  500,000.00         ZZ
                          360                484,437.73         1
                          6.7500             3242.99            51
                          6.5000             3242.99
POTOMAC       MD 20854    2                  11/15/01           00
0433396876                05                 01/01/02           0.0000
31101251                  O                  12/01/31
0

6640014       E22/G01     F                  464,500.00         ZZ
                          360                450,688.76         1
                          7.0000             3090.33            45
                          6.7500             3090.33
LOS ALTOS     CA 94024    5                  11/14/01           00
0413213133                05                 01/01/02           0.0000
0413213133                O                  12/01/31
0

6640102       E22/G01     F                  446,400.00         ZZ
                          360                432,506.06         1
                          6.7500             2895.34            80
                          6.5000             2895.34
IRVINE        CA 92602    1                  11/09/01           00
0413261736                03                 01/01/02           0.0000
0413261736                O                  12/01/31
0

6654580       405/943     F                  321,500.00         ZZ
                          360                307,878.28         1
                          7.0000             2138.95            79
                          6.5000             2138.95
DALLAS        TX 75252    2                  09/28/01           00
1255200                   05                 11/01/01           0.0000
0012552006                O                  10/01/31
0

6654614       405/943     F                  342,000.00         ZZ
                          360                331,103.41         1
                          6.8750             2246.70            58
                          6.5000             2246.70
NORTHRIDGE    CA 91326    2                  10/19/01           00
1782553                   05                 12/01/01           0.0000
0017825530                O                  11/01/31
0

6654636       405/943     F                  351,000.00         ZZ
                          360                339,965.62         1
                          6.8750             2305.82            72
                          6.5000             2305.82
HERNDON       VA 20170    5                  10/26/01           00
1784536                   05                 12/01/01           0.0000
0017845363                O                  11/01/31
0

6662066       M45/G01     F                  400,000.00         ZZ
                          360                374,378.85         1
                          6.5000             2528.28            60
                          6.2500             2528.28
FORT LEE      NJ 07024    2                  11/09/01           00
0433393246                05                 01/01/02           0.0000
A0302814                  O                  12/01/31
0

6731264       E82/G01     F                  422,450.00         ZZ
                          360                398,810.06         1
                          6.8750             2775.20            72
                          6.6250             2775.20
FALLS CHURCH  VA 22046    2                  11/26/01           00
0400521332                05                 01/01/02           0.0000
3117492                   O                  12/01/31
0

6732598       E22/G01     F                  375,000.00         ZZ
                          360                363,197.00         1
                          6.7500             2432.24            63
                          6.5000             2432.24
MORGAN HILL   CA 95037    5                  11/16/01           00
0413212192                05                 01/01/02           0.0000
0413212192                O                  12/01/31
0

6793290       E22/G01     F                  600,000.00         ZZ
                          360                580,324.91         1
                          6.5000             3792.41            36
                          6.2500             3792.41
PRIDES CROSSINMA 01965    2                  11/27/01           00
0413200684                05                 01/01/02           0.0000
0413200684                O                  12/01/31
0

6836418       E22/G01     F                  674,300.00         ZZ
                          360                652,830.22         1
                          6.6250             4317.62            57
                          6.3750             4317.62
EVERGREEN     CO 80439    5                  11/30/01           00
0413283490                03                 01/01/02           0.0000
0413283490                O                  12/01/31
0

Total Number of Loans     241

Total Original Balance    92,083,128.41

Total Principal Balance   83,314,036.92

Total Original P+I        608,851.94

Total Current P+I         607,745.96

Fixed Rate Passthru
Loan Number                             Sub Serv Fee
Principal Bal                           Mstr Serv Fee
Curr Note Rate                          Alloc Exp
Net Curr                                Misc Exp
Investor Rate                           Spread
Post Strip Rate                         Strip
1261374                                 0.3750
86544.37                                0.0500
8.8750                                  0.0000
8.5000                                  0.0000
8.4500
7.0000                                  1.4500

1416399                                 0.2500
168869.04                               0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
7.0000                                  1.5750

1416792                                 0.2500
177215.11                               0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
7.0000                                  1.5750

1417345                                 0.2500
222820.56                               0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.0000                                  0.9500

1418094                                 0.2500
56132.74                                0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
7.0000                                  1.2000

1418705                                 0.2500
13662.74                                0.0500
9.1250                                  0.0000
8.8750                                  0.0000
8.8250
7.0000                                  1.8250

1432149                                 0.2500
210120.47                               0.0500
8.3750                                  0.0000
8.1250                                  0.0000
8.0750
7.0000                                  1.0750

1432174                                 0.2500
364422.99                               0.0500
7.6250                                  0.0000
7.3750                                  0.0000
7.3250
7.0000                                  0.3250

1435050                                 0.2500
116496.80                               0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.0000                                  0.4500

1436534                                 0.2500
42657.68                                0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
7.0000                                  1.2000

1439748                                 0.2500
178252.72                               0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

1440390                                 0.2500
177881.24                               0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

1440714                                 0.2500
76346.06                                0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.0000                                  0.5750

1442111                                 0.2500
267173.15                               0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.0000                                  0.5750

1443052                                 0.2500
28469.91                                0.0500
8.6250                                  0.0000
8.3750                                  0.0000
8.3250
7.0000                                  1.3250

1443060                                 0.2500
15587.48                                0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.0000                                  0.4500

1443061                                 0.2500
17411.11                                0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.0000                                  0.4500

1443145                                 0.2500
14438.29                                0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

1443146                                 0.2500
11358.32                                0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.0000                                  0.9500

1443184                                 0.2500
117335.27                               0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.0000                                  0.4500

1443189                                 0.2500
85900.24                                0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

1443221                                 0.2500
141989.11                               0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.0000                                  0.5750

1443328                                 0.2000
121298.35                               0.0500
6.0000                                  0.0000
5.8000                                  0.0000
5.7500
5.7500                                  0.0000

1443765                                 0.2500
188824.03                               0.0500
7.9500                                  0.0000
7.7000                                  0.0000
7.6500
7.0000                                  0.6500

1444200                                 0.2000
130607.54                               0.0500
6.5000                                  0.0000
6.3000                                  0.0000
6.2500
6.2500                                  0.0000

1444321                                 0.2000
159065.93                               0.0500
7.3750                                  0.0000
7.1750                                  0.0000
7.1250
7.0000                                  0.1250

1444375                                 0.2000
185235.41                               0.0500
7.8750                                  0.0000
7.6750                                  0.0000
7.6250
7.0000                                  0.6250

1444386                                 0.2000
94119.70                                0.0500
5.7500                                  0.0000
5.5500                                  0.0000
5.5000
5.5000                                  0.0000

1445921                                 0.2500
214763.68                               0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.0000                                  0.5750

1446975                                 0.2500
162392.68                               0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
7.0000                                  1.2000

1447427                                 0.5000
42694.34                                0.0500
8.7500                                  0.0000
8.2500                                  0.0000
8.2000
7.0000                                  1.2000

1447811                                 0.2500
82501.70                                0.0500
8.0000                                  0.0000
7.7500                                  0.0000
7.7000
7.0000                                  0.7000

1448162                                 0.2500
26554.94                                0.0500
8.0000                                  0.0000
7.7500                                  0.0000
7.7000
7.0000                                  0.7000

1448635                                 0.2500
87477.29                                0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

1448644                                 0.2500
184217.16                               0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

1448811                                 0.2500
288856.32                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

1451531                                 0.2500
307695.40                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

1451568                                 0.2500
278966.03                               0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.0000                                  0.9500

1452869                                 0.2500
418424.48                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

1455351                                 0.2500
153847.99                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

1457344                                 0.2500
216021.84                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

1461210                                 0.2500
47695.92                                0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.0000                                  0.5750

1462041                                 0.2500
180926.62                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5750                                  0.0000

1464957                                 0.2500
257916.31                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

1465137                                 0.2500
249907.07                               0.0500
8.1250                                  0.0000
7.8750                                  0.0000
7.8250
7.0000                                  0.8250

1468689                                 0.2500
266296.54                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.8250                                  0.0000

1469174                                 0.2500
156825.65                               0.0500
7.6250                                  0.0000
7.3750                                  0.0000
7.3250
7.0000                                  0.3250

1469404                                 0.2500
300204.05                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

1469748                                 0.2500
97551.23                                0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5750                                  0.0000

1471979                                 0.2500
184529.30                               0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.0000                                  0.4500

1472015                                 0.2500
48506.63                                0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

1474497                                 0.2500
62442.58                                0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

1474640                                 0.2500
190810.22                               0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.0000                                  0.9500

1474641                                 0.2500
191066.42                               0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.0000                                  0.4500

1476367                                 0.2500
191721.62                               0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

1477784                                 0.2500
339119.50                               0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

1479278                                 0.2500
162879.23                               0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

1479512                                 0.2500
263984.13                               0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.0000                                  0.4500

1479618                                 0.2500
61382.10                                0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.0000                                  0.4500

1479999                                 0.2500
15878.69                                0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

1480027                                 0.2500
126956.13                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.8250                                  0.0000

1482029                                 0.2500
198281.86                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.7000                                  0.0000

1483125                                 0.2500
87315.82                                0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5750                                  0.0000

1485465                                 0.2500
110604.35                               0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.0000                                  0.4500

1485864                                 0.2500
71531.20                                0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.0000                                  0.5750

1486766                                 0.2500
2723.73                                 0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.0000                                  0.4500

1486784                                 0.2500
296933.63                               0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

1489039                                 0.2500
66136.11                                0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.8250                                  0.0000

1491513                                 0.2500
21192.31                                0.0500
7.6250                                  0.0000
7.3750                                  0.0000
7.3250
7.0000                                  0.3250

1491518                                 0.2500
32797.16                                0.0500
8.1250                                  0.0000
7.8750                                  0.0000
7.8250
7.0000                                  0.8250

1491521                                 0.5000
29371.14                                0.0500
6.8750                                  0.0000
6.3750                                  0.0000
6.3250
6.3250                                  0.0000

1491554                                 0.2500
204939.55                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

1491578                                 0.2500
23728.57                                0.0500
6.5000                                  0.0000
6.2500                                  0.0000
6.2000
6.2000                                  0.0000

1491586                                 0.2500
77768.07                                0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5750                                  0.0000

1491595                                 0.2500
100292.94                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5750                                  0.0000

1491596                                 0.2500
48164.87                                0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5750                                  0.0000

1491606                                 0.2500
88775.01                                0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5750                                  0.0000

1491640                                 0.2500
82138.82                                0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.8250                                  0.0000

1491645                                 0.2500
21181.34                                0.0500
6.6250                                  0.0000
6.3750                                  0.0000
6.3250
6.3250                                  0.0000

1491646                                 0.2500
79599.42                                0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

1491650                                 0.2500
76170.99                                0.0500
6.6250                                  0.0000
6.3750                                  0.0000
6.3250
6.3250                                  0.0000

1491666                                 0.2500
125285.37                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

1491670                                 0.2500
58936.46                                0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

1491735                                 0.2500
42714.92                                0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.0000                                  0.4500

1491783                                 0.2500
135758.57                               0.0500
8.0000                                  0.0000
7.7500                                  0.0000
7.7000
7.0000                                  0.7000

1491806                                 0.2500
81012.24                                0.0500
8.0000                                  0.0000
7.7500                                  0.0000
7.7000
7.0000                                  0.7000

1491931                                 0.2500
25543.13                                0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.0000                                  0.4500

1493990                                 0.2500
59558.74                                0.0500
8.1250                                  0.0000
7.8750                                  0.0000
7.8250
7.0000                                  0.8250

1497404                                 0.2500
18543.44                                0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

1498624                                 0.2500
207284.92                               0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.0000                                  0.9500

1499222                                 0.2500
26565.68                                0.0500
8.0000                                  0.0000
7.7500                                  0.0000
7.7000
7.0000                                  0.7000

1499234                                 0.2500
314416.82                               0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

1501924                                 0.2500
225713.38                               0.0500
7.8500                                  0.0000
7.6000                                  0.0000
7.5500
7.0000                                  0.5500

1502856                                 0.2500
201221.67                               0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

1502863                                 0.2500
311535.97                               0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

1502973                                 0.2500
345298.24                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.7000                                  0.0000

1504736                                 0.2500
354006.12                               0.0500
7.6250                                  0.0000
7.3750                                  0.0000
7.3250
7.0000                                  0.3250

1505494                                 0.2500
267527.79                               0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

1511694                                 0.2500
30742.35                                0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
7.0000                                  1.7000

1513182                                 0.2500
208849.58                               0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
7.0000                                  1.2000

1514863                                 0.2500
86023.81                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
7.0000                                  1.5750

1517311                                 0.2500
106370.53                               0.0500
8.3750                                  0.0000
8.1250                                  0.0000
8.0750
7.0000                                  1.0750

1517521                                 0.2500
304950.35                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

1517899                                 0.2500
274794.11                               0.0500
7.6250                                  0.0000
7.3750                                  0.0000
7.3250
7.0000                                  0.3250

1517904                                 0.2500
31083.79                                0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.0000                                  0.9500

1517943                                 0.2500
207130.50                               0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
7.0000                                  1.2000

1517976                                 0.2500
208500.55                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

1518035                                 0.2500
200357.50                               0.0500
8.0000                                  0.0000
7.7500                                  0.0000
7.7000
7.0000                                  0.7000

1525206                                 0.2500
220712.83                               0.0500
8.3750                                  0.0000
8.1250                                  0.0000
8.0750
7.0000                                  1.0750

1527746                                 0.2500
72485.95                                0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.0000                                  0.9500

1527802                                 0.2500
441656.89                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.8250                                  0.0000

1527875                                 0.2500
36141.77                                0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.0000                                  0.9500

1542082                                 0.5000
68866.13                                0.0500
10.8500                                 0.0000
10.3500                                 0.0000
10.3000
7.0000                                  3.3000

1559463                                 0.5000
31592.69                                0.0500
13.0000                                 0.0000
9.4000                                  0.0000
9.3500                                  0.5000
7.0000                                  2.3500

1559476                                 0.5000
43086.01                                0.0500
12.6000                                 0.0000
10.6000                                 0.0000
10.5500                                 0.5000
7.0000                                  3.5500

1559497                                 0.5000
37410.52                                0.0500
13.6000                                 0.0000
8.9000                                  0.0000
8.8500                                  0.5000
7.0000                                  1.8500

1559508                                 0.5000
63239.77                                0.0500
15.1000                                 0.0000
9.4000                                  0.0000
9.3500                                  0.5000
7.0000                                  2.3500

1559576                                 0.5000
66554.83                                0.0500
11.9000                                 0.0000
8.4000                                  0.0000
8.3500                                  0.5000
7.0000                                  1.3500

1587728                                 0.5000
76969.56                                0.0500
13.4900                                 0.0000
12.9900                                 0.0000
12.9400
7.0000                                  5.9400

1591027                                 0.5000
51532.59                                0.0500
12.4000                                 0.0000
10.4000                                 0.0000
10.3500                                 0.5000
7.0000                                  3.3500

1591060                                 0.5000
37423.81                                0.0500
16.5000                                 0.0000
9.4000                                  0.0000
9.3500                                  0.5000
7.0000                                  2.3500

1591137                                 0.5000
28409.83                                0.0500
16.5000                                 0.0000
9.4000                                  0.0000
9.3500                                  0.5000
7.0000                                  2.3500

1591138                                 0.5000
59827.85                                0.0500
12.4000                                 0.0000
8.4000                                  0.0000
8.3500                                  0.5000
7.0000                                  1.3500

1591145                                 0.5000
107817.27                               0.0500
13.4000                                 0.0000
8.4000                                  0.0000
8.3500                                  0.5000
7.0000                                  1.3500

1591186                                 0.5000
20095.86                                0.0500
12.8000                                 0.0000
7.9000                                  0.0000
7.8500                                  0.5000
7.0000                                  0.8500

1623236                                 0.5000
38378.50                                0.0500
13.9000                                 0.0000
13.4000                                 0.0000
13.3500                                 0.5000
7.0000                                  6.3500

1630186                                 0.5000
36668.91                                0.0500
11.9000                                 0.0000
9.9000                                  0.0000
9.8500                                  0.5000
7.0000                                  2.8500

1631935                                 0.5000
97422.08                                0.0500
12.5000                                 0.0000
8.4000                                  0.0000
8.3500                                  0.5000
7.0000                                  1.3500

1830105                                 0.2500
122875.40                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

1841346                                 0.2500
318058.57                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

1892075                                 0.5000
31012.88                                0.0500
11.3500                                 0.0000
10.8500                                 0.0000
10.8000
7.0000                                  3.8000

1906365                                 0.4680
58660.52                                0.0500
9.6250                                  0.0000
9.1570                                  0.0000
9.1070
7.0000                                  2.1070

1912928                                 0.2500
287753.35                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

1913299                                 0.2500
248484.88                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

1914000                                 0.2500
275975.64                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5750                                  0.0000

1915946                                 0.2500
267465.20                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

1916271                                 1.2500
31144.52                                0.0500
12.6000                                 0.0000
11.3500                                 0.0000
11.3000
7.0000                                  4.3000

1916637                                 0.2500
266717.61                               0.0500
6.5000                                  0.0000
6.2500                                  0.0000
6.2000
6.2000                                  0.0000

1917707                                 0.2500
241499.71                               0.0500
6.5000                                  0.0000
6.2500                                  0.0000
6.2000
6.2000                                  0.0000

1917817                                 0.2500
234037.25                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5750                                  0.0000

1920922                                 0.2500
453145.53                               0.0500
6.6250                                  0.0000
6.3750                                  0.0000
6.3250
6.3250                                  0.0000

1921510                                 0.2500
330528.17                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

1923039                                 0.2500
290087.22                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5750                                  0.0000

1924849                                 0.2500
338983.55                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

1962272                                 0.2500
41984.11                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
7.0000                                  1.5750

1963228                                 0.2500
23914.20                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
7.0000                                  1.5750

1973975                                 0.2500
25088.05                                0.0500
9.7500                                  0.0000
9.5000                                  0.0000
9.4500
7.0000                                  2.4500

1974091                                 0.2500
41854.40                                0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.0000                                  0.5750

1976002                                 0.2500
35048.71                                0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
7.0000                                  2.2000

1977197                                 0.2500
30744.18                                0.0500
9.7500                                  0.0000
9.5000                                  0.0000
9.4500
7.0000                                  2.4500

1982314                                 0.5000
62460.36                                0.0500
9.6250                                  0.0000
9.1250                                  0.0000
9.0750
7.0000                                  2.0750

1985451                                 0.2500
16179.20                                0.0500
10.0000                                 0.0000
9.7500                                  0.0000
9.7000
7.0000                                  2.7000

1986090                                 0.2500
139088.31                               0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
7.0000                                  1.2000

1986663                                 0.2500
55270.97                                0.0500
9.8750                                  0.0000
9.6250                                  0.0000
9.5750
7.0000                                  2.5750

1991979                                 0.2500
28485.83                                0.0500
8.6250                                  0.0000
8.3750                                  0.0000
8.3250
7.0000                                  1.3250

1994320                                 0.2500
248132.18                               0.0500
6.6250                                  0.0000
6.3750                                  0.0000
6.3250
6.3250                                  0.0000

1994375                                 0.2500
117221.10                               0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
7.0000                                  1.4500

1995888                                 0.2500
120600.03                               0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
7.0000                                  2.2000

2787908                                 0.2500
331355.98                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5750                                  0.0000

2814128                                 0.2500
287944.44                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.7000                                  0.0000

2831998                                 0.2500
226485.99                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

2834556                                 0.2500
557684.18                               0.0500
7.2800                                  0.0000
7.0300                                  0.0000
6.9800
6.9800                                  0.0000

2834562                                 0.2500
703360.55                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

2834564                                 0.2500
739828.15                               0.0500
6.9100                                  0.0000
6.6600                                  0.0000
6.6100
6.6100                                  0.0000

2835907                                 0.2500
273035.99                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5750                                  0.0000

2835935                                 0.2500
291319.63                               0.0500
6.6250                                  0.0000
6.3750                                  0.0000
6.3250
6.3250                                  0.0000

2835940                                 0.2500
350529.05                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.7000                                  0.0000

2835977                                 0.2500
244890.99                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5750                                  0.0000

2863159                                 0.2500
44190.80                                0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

2865402                                 0.2500
34450.77                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
7.0000                                  1.5750

2865433                                 0.2500
84490.64                                0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
7.0000                                  1.7000

2975829                                 0.2500
79855.24                                0.0500
10.1250                                 0.0000
9.8750                                  0.0000
9.8250
7.0000                                  2.8250

2975853                                 0.2500
168501.69                               0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
7.0000                                  1.5750

3198416                                 0.2500
38627.70                                0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.0000                                  0.4500

3198418                                 0.2500
45207.15                                0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.0000                                  0.9500

3198420                                 0.2500
44741.64                                0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.0000                                  0.9500

3198421                                 0.2500
44028.36                                0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.0000                                  0.9500

3218536                                 0.2500
336986.62                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.8250                                  0.0000

3236546                                 0.2500
41610.89                                0.0500
9.6250                                  0.0000
9.3750                                  0.0000
9.3250
7.0000                                  2.3250

3275433                                 0.2500
18605.11                                0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
7.0000                                  2.2000

3412311                                 0.2500
57950.29                                0.0500
8.3750                                  0.0000
8.1250                                  0.0000
8.0750
7.0000                                  1.0750

3441178                                 0.2500
51506.41                                0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
7.0000                                  1.4500

3441181                                 0.2500
31338.84                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
7.0000                                  1.5750

3470864                                 0.2500
76402.42                                0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.0000                                  0.9500

3536025                                 0.2500
278547.70                               0.0500
8.3750                                  0.0000
8.1250                                  0.0000
8.0750
7.0000                                  1.0750

3627670                                 0.2500
22908.72                                0.0500
9.7500                                  0.0000
9.5000                                  0.0000
9.4500
7.0000                                  2.4500

3646380                                 0.2500
48618.35                                0.0500
9.3750                                  0.0000
9.1250                                  0.0000
9.0750
7.0000                                  2.0750

3657512                                 0.2500
205478.09                               0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
7.0000                                  1.5750

3694954                                 0.2500
102895.28                               0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
7.0000                                  1.7000

3701888                                 0.2500
46967.19                                0.0500
9.6250                                  0.0000
9.3750                                  0.0000
9.3250
7.0000                                  2.3250

4502737                                 0.2500
285201.83                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5750                                  0.0000

4599397                                 0.2500
323008.28                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

4747031                                 0.2500
334093.95                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5750                                  0.0000

4854658                                 0.2500
345098.97                               0.0500
6.3750                                  0.0000
6.1250                                  0.0000
6.0750
6.0750                                  0.0000

4858270                                 0.2500
421885.17                               0.0500
6.3750                                  0.0000
6.1250                                  0.0000
6.0750
6.0750                                  0.0000

4861217                                 0.2500
309326.44                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

4872165                                 0.2500
71655.73                                0.0500
6.6250                                  0.0000
6.3750                                  0.0000
6.3250
6.3250                                  0.0000

4894449                                 0.2500
482866.62                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5750                                  0.0000

4905970                                 0.2500
784498.58                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.8250                                  0.0000

4907504                                 0.2500
438534.56                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.7000                                  0.0000

4928124                                 0.2500
345655.68                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

4958822                                 0.2500
299322.45                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.7000                                  0.0000

4968538                                 0.2500
322186.18                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5750                                  0.0000

4977100                                 0.2500
396090.52                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5750                                  0.0000

5007932                                 0.2500
553169.75                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5750                                  0.0000

5029207                                 0.2500
482879.45                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.7000                                  0.0000

5072115                                 0.2500
279761.87                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.7000                                  0.0000

5173532                                 0.7500
41838.99                                0.0500
7.3750                                  0.0000
6.6250                                  0.0000
6.5750
6.5750                                  0.0000

5421590                                 0.2500
105647.69                               0.0500
6.5000                                  0.0000
6.2500                                  0.0000
6.2000
6.2000                                  0.0000

5511895                                 0.2500
307379.73                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.8250                                  0.0000

Total Number of Loans:                  210

Total Original Balance:                 60,329,596.63

Total Principal Balance:                34,769,866.14

Total Original P+I:                     562,378.11

Total Current P+I:                      560,292.64

Fixed Rate Loan
Loan Number   S/S Code    Payment Type       Original Bal       Loan Feature
                          Orig Term          Principal Bal      # of Units
                          Orig Rate          Original PI        LTV
                          Net Curr           Current PI
City          State  Zip  Loan Purp          Note Date          MI Co Code
Servicer Loan #           Prop Type          First Pay Date     MI Coverage
Seller Loan   #           Occup Code         Maturity Date
Investor Loan #
1341826       556/998     F                  280,300.00         ZZ
                          360                236,071.70         1
                          7.2500             1912.15            90
                          7.0000             1912.15
GREENSBORO    NC 27410    1                  08/23/93           12
11427406                  03                 10/01/93           17.0000
831504                    O                  09/01/23
0

1342696       385/998     F                  291,000.00         ZZ
                          360                245,075.47         1
                          7.1250             1960.53            52
                          6.7500             1960.53
UPPER MONTCLAINJ 07043    2                  09/17/93           00
11429996                  05                 11/01/93           0.0000
4093008293                O                  10/01/23
0

1344506       554/998     F                  699,200.00         ZZ
                          360                522,234.41         1
                          7.1250             4710.64            80
                          6.8750             4710.64
NEEDHAM       MA 02192    1                  10/06/93           00
15294666                  05                 12/01/93           0.0000
8645101                   O                  11/01/23
0

1348515       526/M32     F                  275,000.00         ZZ
                          360                218,464.11         1
                          7.3750             1899.36            65
                          7.0000             1899.36
FRESNO        CA 93711    2                  09/15/93           00
007030471                 05                 11/01/93           0.0000
003136736                 O                  10/01/23
0

1348517       405/943     F                  500,000.00         ZZ
                          360                417,636.23         1
                          6.7500             3243.00            56
                          6.5000             3243.00
RANCHO SANTA FCA 92067    5                  10/15/93           00
577318385                 03                 12/01/93           0.0000
3183852                   O                  11/01/23
0

1349671       405/943     F                  241,000.00         ZZ
                          360                196,238.29         1
                          7.5000             1685.11            90
                          6.8750             1685.11
CYPRESS       CA 90630    2                  08/12/93           14
577317555                 05                 10/01/93           17.0000
3175551                   O                  09/01/23
0

1349694       627/M32     F                  322,500.00         ZZ
                          360                203,798.62         1
                          7.0000             2145.60            75
                          6.6250             2145.60
CULVER CITY   CA 90230    2                  09/27/93           00
001146125                 05                 12/01/93           0.0000
23277                     O                  11/01/23
0

1352491       334/M32     F                  506,100.00         ZZ
                          360                430,734.03         1
                          7.6250             3582.15            66
                          6.8750             3582.15
LOS ANGELES   CA 90027    5                  08/20/93           00
009940578                 05                 10/01/93           0.0000
994057                    O                  09/01/23
0

1353298       639/M32     F                  235,000.00         ZZ
                          360                197,427.63         1
                          6.9500             1555.58            76
                          6.6250             1555.58
EAST LONGMEADOMA 01028    1                  11/01/93           00
306996224                 05                 12/01/93           0.0000
40039273                  O                  11/01/23
0

1353503       032/998     F                  119,000.00         ZZ
                          360                100,026.31         1
                          7.0000             791.71             70
                          6.6250             791.71
UPPER SAUCON TPA 18034    2                  10/21/93           00
11430426                  05                 12/01/93           0.0000
169133                    O                  11/01/23
0

1353906       028/M32     F                  350,000.00         ZZ
                          360                286,215.81         1
                          7.3750             2417.36            63
                          7.0000             2417.36
PASADENA      CA 91107    5                  10/26/93           00
007026982                 05                 12/01/93           0.0000
108089                    O                  11/01/23
0

1355273       635/447     F                  74,000.00          ZZ
                          360                61,018.90          1
                          7.8750             536.56             41
                          6.6250             536.56
WANTAGE TOWNSHNJ 07461    2                  09/03/93           00
4075579                   05                 11/01/93           0.0000
3211398                   O                  10/01/23
0

1355287       575/181     F                  389,750.00         ZZ
                          360                329,200.23         1
                          7.2500             2658.78            80
                          7.0000             2658.78
POTOMAC       MD 20854    2                  09/22/93           00
0001100527                09                 11/01/93           0.0000
42101260485742            O                  10/01/23
0

1355367       491/S48     F                  250,000.00         ZZ
                          360                210,111.98         1
                          7.1250             1684.30            52
                          6.6250             1684.30
TORRANCE      CA 90277    2                  08/20/93           00
4800114581                05                 10/01/93           0.0000
0114588                   O                  09/01/23
0

1355468       072/070     F                  292,500.00         ZZ
                          360                246,067.84         1
                          7.1250             1970.63            75
                          6.8750             1970.63
BRENTWOOD     TN 37027    5                  09/14/93           00
009604920                 03                 11/01/93           0.0000
5166101                   O                  10/01/23
0

1355491       076/998     F                  239,200.00         ZZ
                          360                170,969.50         1
                          7.5000             1672.52            80
                          6.8750             1672.52
MCDONOUGH     GA 30253    1                  07/15/93           00
13098952                  05                 09/01/93           0.0000
3098952                   O                  08/01/23
0

1355527       076/998     F                  297,000.00         ZZ
                          360                251,199.24         1
                          7.3750             2051.31            89
                          6.8750             2051.31
FAYETTEVILLE  GA 30214    1                  08/04/93           04
13197912                  05                 10/01/93           17.0000
3197912                   O                  09/01/23
0

1355531       076/998     F                  377,000.00         ZZ
                          360                253,526.71         1
                          7.2500             2571.81            61
                          6.8750             2571.81
WILTON        CT 06897    2                  07/26/93           00
13201692                  05                 09/01/93           0.0000
3201692                   O                  08/01/23
0

1355581       076/998     F                  312,000.00         ZZ
                          360                240,603.65         1
                          7.2500             2128.39            80
                          6.8750             2128.39
LOS GATOS     CA 95030    1                  08/23/93           00
13250152                  05                 10/01/93           0.0000
3250152                   O                  09/01/23
0

1355595       076/998     F                  300,000.00         ZZ
                          360                252,948.79         1
                          7.2500             2046.53            70
                          6.8750             2046.53
BELMONT       MA 02178    5                  08/17/93           00
13262612                  05                 10/01/93           0.0000
3262612                   O                  09/01/23
0

1355601       076/998     F                  212,000.00         ZZ
                          240                133,234.98         1
                          7.3750             1691.69            80
                          6.8750             1691.69
HOUSTON       TX 77055    2                  08/11/93           00
13268242                  05                 10/01/93           0.0000
3268242                   O                  09/01/13
0

1355648       076/998     F                  346,000.00         ZZ
                          360                187,148.35         1
                          7.2500             2360.33            72
                          6.8750             2360.33
SARATOGA      CA 95070    2                  09/17/93           00
13317242                  05                 11/01/93           0.0000
3317242                   O                  10/01/23
0

1355684       076/998     F                  530,000.00         T
                          360                452,276.83         1
                          7.7500             3796.99            64
                          6.8750             3796.99
HARWICH PORT  MA 02646    1                  09/03/93           00
16793711                  05                 11/01/93           0.0000
6793711                   O                  10/01/23
0

1355690       076/998     F                  220,500.00         ZZ
                          360                183,864.54         1
                          7.1250             1485.55            90
                          6.8750             1485.55
HARVEST       AL 35749    1                  09/15/93           04
16894301                  05                 11/01/93           22.0000
6894301                   O                  10/01/23
0

1355771       450/M32     F                  245,000.00         ZZ
                          360                204,115.32         1
                          7.2500             1671.33            75
                          6.8750             1671.33
SAN JOSE      CA 95129    2                  08/13/93           00
007022072                 05                 10/01/93           0.0000
3458494                   O                  09/01/23
0

1355799       051/M32     F                  525,000.00         ZZ
                          360                440,197.25         1
                          6.8750             3448.88            48
                          6.6250             3448.88
SARATOGA      CA 95070    5                  10/12/93           00
001148238                 05                 12/01/93           0.0000
15101055                  O                  11/01/23
0

1355889       028/M32     F                  125,000.00         ZZ
                          360                74,633.99          1
                          7.2500             852.72             68
                          6.8750             852.72
LOS ANGELES   CA 91402    1                  09/17/93           00
001148550                 05                 11/01/93           0.0000
056236                    O                  10/01/23
0

1356295       225/181     F                  500,000.00         ZZ
                          360                423,575.09         1
                          7.3750             3453.38            74
                          6.8750             3453.38
CHARLOTTE     NC 28203    2                  09/15/93           00
0000489149                05                 11/01/93           0.0000
0187284                   O                  10/01/23
0

1356507       225/181     F                  227,500.00         ZZ
                          360                193,394.02         1
                          7.5000             1590.70            75
                          6.8750             1590.70
HARVARD       IL 60033    2                  09/03/93           00
0000495820                05                 11/01/93           0.0000
2326557                   O                  10/01/23
0

1356586       672/447     F                  404,000.00         ZZ
                          360                332,044.57         1
                          7.0000             2687.82            45
                          6.7500             2687.82
BOULDER CITY  NV 89005    2                  09/24/93           00
1977037                   05                 11/01/93           0.0000
0149027851                O                  10/01/23
0

1356704       334/M32     F                  246,000.00         ZZ
                          360                207,198.61         1
                          7.5000             1720.07            33
                          6.8750             1720.07
NAPA          CA 94558    2                  09/22/93           00
009935685                 05                 11/01/93           0.0000
993568                    O                  10/01/23
0

1356914       574/M32     F                  441,000.00         ZZ
                          360                369,765.53         1
                          6.8750             2897.06            68
                          6.6250             2897.06
MUIR BEACH    CA 94965    1                  10/14/93           00
001148733                 05                 12/01/93           0.0000
7139                      O                  11/01/23
0

1357103       051/M32     F                  102,000.00         ZZ
                          360                79,223.22          1
                          7.1250             687.19             59
                          6.8750             687.19
FREEDOM       CA 95019    2                  10/14/93           00
007021959                 05                 12/01/93           0.0000
15101116                  O                  11/01/23
0

1357507       163/998     F                  214,400.00         ZZ
                          360                180,773.44         1
                          7.2500             1462.59            80
                          7.0000             1462.59
MONSEY        NY 10952    1                  08/25/93           00
8003040352                05                 10/01/93           0.0000
52251546                  O                  09/01/23
0

1357516       163/998     F                  650,000.00         ZZ
                          360                513,292.26         1
                          7.2500             4434.15            51
                          7.0000             4434.15
PRINCETON     NJ 08540    2                  08/09/93           00
8016794680                05                 10/01/93           0.0000
370914471                 O                  09/01/23
0

1357656       051/M32     F                  138,750.00         ZZ
                          360                111,462.54         1
                          7.3750             958.31             75
                          7.0000             958.31
LAGUNA NIGUEL CA 92677    2                  10/15/93           00
001149681                 01                 12/01/93           0.0000
10102535                  O                  11/01/23
0

1357786       052/670     F                  412,000.00         ZZ
                          360                343,625.66         1
                          6.8750             2706.55            48
                          6.6250             2706.55
RYE           NY 10580    2                  09/23/93           00
3120112583                05                 11/01/93           0.0000
259353                    O                  10/01/23
0

1358416       635/447     F                  50,000.00          ZZ
                          360                42,792.24          1
                          7.8750             362.54             38
                          6.7500             362.54
SOMERS        NY 10589    2                  09/24/93           00
4076378                   01                 11/01/93           0.0000
3298882                   O                  10/01/23
0

1359596       575/181     F                  64,500.00          ZZ
                          360                50,441.15          1
                          6.8750             423.72             54
                          6.6250             423.72
NORTH TONAWANDNY 14120    1                  10/07/93           00
0001100554                05                 12/01/93           0.0000
456004188                 O                  11/01/23
0

1359629       028/M32     F                  228,000.00         ZZ
                          360                194,005.33         1
                          7.3750             1574.74            60
                          6.8750             1574.74
VACAVILLE     CA 95688    5                  10/26/93           00
007028921                 05                 01/01/94           0.0000
100833                    O                  12/01/23
0

1359821       686/686     F                  255,000.00         ZZ
                          360                214,558.79         1
                          7.1500             1722.29            75
                          6.9000             1722.29
OAKLAND       CA 94618    5                  10/12/93           00
0815288519                05                 12/01/93           0.0000
030815288519              O                  11/01/23
0

1359826       686/686     F                  51,000.00          ZZ
                          360                43,010.02          1
                          7.1500             344.46             75
                          6.9000             344.46
N MIAMI BEACH FL 33160    1                  10/29/93           00
0815622642                06                 12/01/93           0.0000
030815622642              O                  11/01/23
0

1360412       575/181     F                  365,000.00         ZZ
                          360                190,264.15         1
                          7.2500             2489.94            55
                          7.0000             2489.94
BETHESDA      MD 20817    2                  10/19/93           00
0001100588                05                 12/01/93           0.0000
42112733                  O                  11/01/23
0

1360415       575/181     F                  130,450.00         ZZ
                          360                110,430.63         1
                          7.2500             889.90             50
                          7.0000             889.90
COLUMBIA      MD 21044    2                  10/21/93           00
0001100577                05                 12/01/93           0.0000
4496585                   O                  11/01/23
0

1360762       334/M32     F                  700,000.00         ZZ
                          360                595,109.43         1
                          7.5000             4894.51            64
                          6.6250             4894.51
LAGUNA HILLS  CA 92653    2                  09/28/93           00
001509249                 03                 11/01/93           0.0000
996637                    O                  10/01/23
0

1360964       560/560     F                  409,400.00         ZZ
                          360                326,364.54         1
                          6.5000             2587.69            57
                          6.3750             2587.69
SAN RAFAEL    CA 94901    6                  10/12/93           00
221107170                 03                 12/01/93           0.0000
448851600                 O                  11/01/23
0

1360989       560/560     F                  490,000.00         ZZ
                          360                408,116.85         1
                          6.6250             3137.52            80
                          6.5000             3137.52
SAN CARLOS    CA 94070    1                  10/14/93           00
221109218                 05                 12/01/93           0.0000
448939900                 O                  11/01/23
0

1361668       076/998     F                  447,500.00         ZZ
                          360                14,014.98          1
                          7.1250             3014.89            80
                          6.8750             3014.89
LOS GATOS     CA 95032    2                  10/22/93           00
13630152                  05                 12/01/93           0.0000
3630152                   O                  11/01/23
0

1361686       560/560     F                  250,000.00         ZZ
                          360                171,482.48         1
                          6.1250             1519.03            73
                          6.0000             1519.03
CHARLOTTE     NC 28270    1                  10/27/93           00
221122856                 05                 12/01/93           0.0000
195894902                 O                  11/01/23
0

1361688       560/560     F                  636,000.00         R
                          360                523,547.51         1
                          6.1250             3864.40            80
                          6.0000             3864.40
GREENSBORO    NC 27408    1                  11/01/93           00
221139546                 05                 01/01/94           0.0000
401708508                 O                  12/01/23
0

1361736       560/560     F                  605,000.00         ZZ
                          360                503,898.77         1
                          6.6250             3873.88            61
                          6.5000             3873.88
BALTIMORE     MD 21210    6                  10/22/93           00
221123136                 05                 12/01/93           0.0000
197190002                 O                  11/01/23
0

1361757       560/560     F                  345,700.00         ZZ
                          360                287,855.81         1
                          6.6250             2213.55            66
                          6.5000             2213.55
HEALDSBURG    CA 95448    6                  10/24/93           00
221144611                 05                 12/01/93           0.0000
448858605                 O                  11/01/23
0

1362211       232/998     F                  339,500.00         ZZ
                          360                241,596.48         1
                          6.8750             2230.28            70
                          6.6250             2230.28
OCALA         FL 34474    2                  11/09/93           00
13770924                  05                 01/01/94           0.0000
770924                    O                  12/01/23
0

1362234       334/M32     F                  325,000.00         ZZ
                          360                273,392.21         1
                          7.0000             2162.24            40
                          6.6250             2162.24
HILLSBOROUGH  CA 94010    5                  10/27/93           00
009937061                 05                 12/01/93           0.0000
993706                    O                  11/01/23
0

1362421       560/560     F                  251,400.00         ZZ
                          360                211,482.30         1
                          7.0000             1672.57            90
                          6.8750             1672.57
SHARON        MA 02067    1                  11/16/93           10
221170616                 05                 01/01/94           17.0000
198117707                 O                  12/01/23
0

1362426       560/560     F                  351,000.00         ZZ
                          360                295,853.80         1
                          7.0000             2335.21            67
                          6.8750             2335.21
OAKLAND       CA 94602    2                  11/01/93           00
221172612                 05                 01/01/94           0.0000
430907907                 O                  12/01/23
0

1362427       560/560     F                  453,200.00         ZZ
                          360                380,876.08         1
                          7.0000             3015.15            56
                          6.8750             3015.15
AUBURN        CA 95602    6                  11/04/93           00
221173016                 05                 01/01/94           0.0000
448268508                 O                  12/01/23
0

1362724       686/686     F                  78,875.41          ZZ
                          252                73,762.04          1
                          7.1000             587.77             18
                          6.8500             587.77
FARIFAX       VA 22039    5                  12/01/02           00
0815304894                05                 12/01/02           0.0000
030815304894              O                  11/01/23
0

1362802       686/686     F                  397,000.00         ZZ
                          360                332,402.01         1
                          6.7500             2574.94            68
                          6.5000             2574.94
SEATTLE       WA 98112    2                  10/27/93           00
0815466065                05                 01/01/94           0.0000
030815466065              O                  12/01/23
0

1363236       241/181     F                  500,000.00         ZZ
                          360                420,604.35         1
                          7.0000             3326.52            71
                          6.7500             3326.52
PORTLAND      OR 97210    1                  09/30/93           00
0001092159                05                 12/01/93           0.0000
1785088                   O                  11/01/23
0

1363705       561/998     F                  576,000.00         ZZ
                          360                469,370.23         1
                          7.3750             3978.29            80
                          7.0000             3978.29
POTOMAC       MD 20854    2                  11/22/93           00
11435056                  05                 01/01/94           0.0000
0450619                   O                  12/01/23
0

1363802       443/M32     F                  468,000.00         ZZ
                          360                391,807.42         1
                          6.7500             3035.44            78
                          6.5000             3035.44
SIERRA MADRE  CA 91024    2                  11/08/93           00
001154178                 05                 01/01/94           0.0000
21019004843               O                  12/01/23
0

1368103       267/943     F                  249,000.00         ZZ
                          360                73,751.68          1
                          7.2500             1698.62            73
                          7.0000             592.64
WALNUT CREEK  CA 94598    5                  12/15/93           00
541717568                 05                 02/01/94           0.0000
7175686                   O                  01/01/24
941545814

1368518       439/686     F                  500,000.00         ZZ
                          360                421,980.59         1
                          7.0500             3343.32            70
                          6.8000             3343.32
ROSLYN HARBOR NY 11576    1                  12/14/93           00
7016480555                05                 02/01/94           0.0000
1648055                   O                  01/01/24
0

1379651       686/686     F                  83,500.00          ZZ
                          360                69,345.61          1
                          7.0000             555.53             67
                          6.8750             555.53
STATELLITE BCHFL 32937    5                  03/14/94           00
0815974035                01                 05/01/94           0.0000
30815974035               O                  04/01/24
0

1471567       670/670     F                  1,000,000.00       ZZ
                          360                373,693.23         1
                          7.1250             6737.19            63
                          6.8750             6737.19
HEWLETT BAY PANY 11557    1                  12/14/95           00
3303304592                05                 02/01/96           0.0000
30330459                  O                  01/01/26
0

1485262       447/943     F                  368,000.00         ZZ
                          360                327,440.63         1
                          7.2500             2510.41            75
                          7.0000             2510.41
SPOKANE       WA 99207    2                  02/07/96           00
541496235                 05                 04/01/96           0.0000
3396822                   O                  03/01/26
0

1496121       074/G48     F                  270,000.00         ZZ
                          360                200,576.71         1
                          7.1250             1819.05            89
                          6.8750             1819.05
RAMSEY        NJ 07446    2                  02/26/96           11
0659092                   05                 04/01/96           25.0000
1113007743                O                  03/01/26
0

1499085       F45/998     F                  50,000.00          ZZ
                          360                40,432.55          1
                          6.8750             328.47             88
                          6.6250             328.47
TOWACO        NJ 07082    1                  02/01/93           14
8012867084                01                 04/01/93           17.0000
403410                    O                  03/01/23
0

1499092       F45/998     F                  56,000.00          ZZ
                          360                46,984.97          1
                          6.5000             353.96             40
                          6.2500             353.96
SADDLE BROOK  NJ 07662    2                  03/10/94           00
8012867837                05                 05/01/94           0.0000
412338                    O                  04/01/24
0

1499184       F45/998     F                  150,000.00         ZZ
                          360                132,399.00         1
                          6.6250             960.47             87
                          6.3750             960.47
MILLTOWN      NJ 08850    1                  04/19/96           11
8012922764                05                 06/01/96           25.0000
776062                    O                  05/01/26
0

1773402       L32/G02     F                  100,000.00         ZZ
                          360                84,481.71          1
                          7.2900             684.89             58
                          7.0400             684.89
PATTERSON     NY 12563    5                  07/24/98           00
0430958496                05                 09/01/98           0.0000
17383                     O                  08/01/28
0

1782390       E22/G02     F                  141,600.00         ZZ
                          360                126,415.29         1
                          7.2500             965.96             80
                          7.0000             965.96
HOLLYWOOD     FL 33019    5                  07/07/98           00
0410890313                05                 09/01/98           0.0000
410890313                 O                  08/01/28
0

1785733       369/G02     F                  149,500.00         ZZ
                          360                138,130.22         1
                          7.1250             1007.21            65
                          6.8750             1007.21
NORTHEAST     MD 21901    5                  05/22/98           00
0430980631                05                 07/01/98           0.0000
0061612420                O                  06/01/28
0

1786539       E22/G02     F                  89,600.00          ZZ
                          360                83,064.10          1
                          7.1250             603.65             80
                          6.8750             603.65
LAKEWOOD      OH 44107    1                  08/07/98           00
0410926638                05                 10/01/98           0.0000
410926638                 O                  09/01/28
0

1790329       E22/G02     F                  82,450.00          ZZ
                          360                76,378.03          1
                          7.2500             562.45             85
                          7.0000             562.45
FORT LAUDERDALFL 33312    5                  08/05/98           11
0410985865                05                 10/01/98           12.0000
410985865                 O                  09/01/28
0

1837730       638/G01     F                  325,000.00         ZZ
                          360                302,524.42         1
                          7.1250             2189.59            68
                          6.8750             2189.59
OAKLAND       CA 94619    2                  10/21/98           00
0431100460                03                 12/01/98           0.0000
8798382                   O                  11/01/28
0

1844778       H22/T18     F                  180,000.00         ZZ
                          360                166,502.01         1
                          6.7500             1167.48            73
                          6.5000             1167.48
BROOKFIELD    CT 06804    1                  11/23/98           00
12098802                  05                 01/01/99           0.0000
9810010                   O                  12/01/28
0

1857211       601/G01     F                  350,000.00         ZZ
                          360                320,799.62         1
                          6.8750             2299.25            74
                          6.6250             2299.25
CHARLESTON    WV 25314    2                  11/10/98           00
0431147206                05                 01/01/99           0.0000
1286321                   O                  12/01/28
0

1859138       E22/G01     F                  367,500.00         ZZ
                          360                327,118.18         1
                          7.0000             2444.99            75
                          6.7500             2444.99
LEXINGTON     TN 38351    5                  12/16/98           00
0411181894                05                 02/01/99           0.0000
411181894                 O                  01/01/29
0

1864271       721/G01     F                  297,000.00         ZZ
                          360                275,848.84         1
                          7.2500             2026.07            90
                          7.0000             2026.07
SHOREWOOD     MN 55331    1                  12/17/98           12
0431176288                05                 02/01/99           25.0000
7810081326                O                  01/01/29
0

1866287       638/G01     F                  542,000.00         ZZ
                          360                505,050.57         1
                          7.0000             3605.94            67
                          6.7500             3605.94
TYRONE        GA 30290    2                  12/30/98           00
0431182336                05                 02/01/99           0.0000
08832020                  O                  01/01/29
0

1882859       E85/G01     F                  170,000.00         ZZ
                          360                158,821.38         1
                          7.0000             1131.01            75
                          6.7500             1131.01
SAN RAFAEL    CA 94903    2                  02/10/99           00
0431225432                05                 04/01/99           0.0000
9604578                   O                  03/01/29
0

1901384       976/R18     F                  390,000.00         ZZ
                          360                365,065.20         1
                          7.1250             2627.51            70
                          6.8750             2627.51
GREENWELL SPRILA 70739    1                  03/15/99           00
0655422616                05                 05/01/99           0.0000
5670627                   O                  04/01/29
0

1910436       638/G01     F                  123,500.00         ZZ
                          360                114,614.50         1
                          6.8750             811.31             75
                          6.6250             811.31
ELLINGTON     CT 06029    2                  04/26/99           00
0431325653                05                 06/01/99           0.0000
8879002                   O                  05/01/29
0

1913785       638/G02     F                  240,000.00         ZZ
                          360                225,073.90         1
                          7.0000             1596.73            79
                          6.7500             1596.73
EL CAJON      CA 92020    1                  05/14/99           00
0431340397                05                 07/01/99           0.0000
8884120                   O                  06/01/29
0

2705966       225/447     F                  610,000.00         ZZ
                          360                569,398.26         1
                          7.2500             4161.28            72
                          7.0000             4161.28
SAN JUAN CAPISCA 92675    5                  11/11/98           00
3840697                   03                 01/01/99           0.0000
007083161                 O                  12/01/28
0

2775441       F28/G01     F                  440,000.00         ZZ
                          360                398,957.82         1
                          7.2500             3001.58            80
                          7.0000             3001.58
SEVERNA PARK  MD 21146    2                  02/26/99           00
0431299197                05                 05/01/99           0.0000
3950569                   O                  04/01/29
0

2801564       E22/G01     F                  136,500.00         ZZ
                          360                128,285.59         1
                          7.2500             931.17             65
                          7.0000             931.17
BOZEMAN       MT 59718    5                  04/23/99           00
0411384613                05                 07/01/99           0.0000
0411384613                O                  06/01/29
0

2810595       076/998     F                  500,000.00         ZZ
                          345                464,303.46         1
                          7.0000             3369.68            79
                          6.7500             3369.68
SUGARLAND     TX 77479    1                  04/01/99           00
17323449                  05                 05/01/99           0.0000
7323449                   O                  01/01/28
0

2829925       F32/U57     F                  52,560.00          ZZ
                          360                48,417.48          1
                          6.8750             345.28             94
                          6.4780             345.28
HOUSTON       TX 77002    1                  05/15/98           00
0655483816                22                 07/01/98           0.0000
2187789                   O                  06/01/28
0

2829927       F32/U57     F                  88,800.00          ZZ
                          240                71,591.38          1
                          7.0000             688.47             80
                          6.6030             688.47
WILMINGTON    NC 28405    5                  02/02/98           00
0655483824                27                 04/01/98           0.0000
3889839                   O                  03/01/18
0

2842892       G75/E86     F                  25,200.00          ZZ
                          360                23,726.72          1
                          7.2500             171.91             72
                          7.0000             171.91
SPRINGFIELD   MO 65802    1                  06/22/99           14
0003894222                05                 08/01/99           25.0000
03894222                  N                  07/01/29
0

2894384       976/998     F                  96,900.00          ZZ
                          360                91,213.38          1
                          7.0000             644.68             85
                          6.7500             644.68
BROKEN ARROW  OK 74012    2                  08/10/99           11
15727124                  05                 10/01/99           12.0000
5767962                   O                  09/01/29
0

4363610       526/686     F                  187,500.00         ZZ
                          360                179,986.04         1
                          7.1250             1263.22            70
                          6.8750             1263.22
KINGS PARK    NY 11754    5                  12/27/00           00
6104320558                05                 02/01/01           0.0000
0432055                   O                  01/01/31
0

4873696       025/025     F                  349,600.00         ZZ
                          360                336,953.88         1
                          7.2500             2384.89            80
                          7.0000             2384.89
LAWRENCE      KS 66049    1                  03/15/01           00
0138746888                05                 05/01/01           0.0000
138746888                 O                  04/01/31
0

5343584       L60/F27     F                  300,000.00         ZZ
                          360                289,620.17         1
                          7.2500             2046.53            67
                          7.0000             2046.53
SIMPSONVILLE  SC 29681    2                  05/02/01           00
6610686611                05                 07/01/01           0.0000
6610686611                O                  06/01/31
0

5393985       964/G01     F                  378,000.00         ZZ
                          360                366,390.70         1
                          7.2500             2578.63            63
                          7.0000             2578.63
ANAHEIM       CA 92807    2                  09/25/01           00
0433284205                03                 11/01/01           0.0000
39213                     O                  10/01/31
0

5466478       944/G01     F                  334,400.00         ZZ
                          360                320,465.32         1
                          7.0000             2224.78            80
                          6.7500             2224.78
NEWTOWN       CT 06470    2                  09/13/01           00
0433253192                05                 11/01/01           0.0000
W88016743                 O                  10/01/31
0

5468510       L60/F27     F                  298,000.00         ZZ
                          360                287,446.24         1
                          7.1250             2007.68            75
                          6.8750             2007.68
MANAKIN-SABOT VA 23103    4                  06/25/01           11
6610282154                05                 08/01/01           25.0000
6610282154                O                  07/01/31
0

5482536       420/G01     F                  345,000.00         ZZ
                          360                334,545.26         1
                          7.2500             2353.51            73
                          7.0000             2353.51
MENDOCINO     CA 95460    1                  09/07/01           00
0433318573                03                 11/01/01           0.0000
51001790                  O                  10/01/31
0

5484239       Q73/G01     F                  500,000.00         ZZ
                          360                484,496.26         1
                          7.1250             3368.59            80
                          6.8750             3368.59
GUNTERSVILLE  AL 35976    2                  09/21/01           00
0433284734                05                 11/01/01           0.0000
2848134                   O                  10/01/31
0

5500847       L38/G01     F                  389,550.00         ZZ
                          360                376,206.59         1
                          6.7500             2526.62            80
                          6.5000             2526.62
RANCHO SANTA MCA 92688    1                  08/24/01           00
0433399995                05                 10/01/01           0.0000
07060000000257            O                  09/01/31
0

5534194       E22/G01     F                  390,000.00         ZZ
                          360                377,907.08         1
                          7.1250             2627.50            77
                          6.8750             2627.50
MONUMENT      CO 80132    2                  08/28/01           00
0412915076                03                 11/01/01           0.0000
0412915076                O                  10/01/31
0

5538331       664/G01     F                  382,500.00         ZZ
                          360                366,351.67         1
                          7.0000             2544.79            90
                          6.7500             2544.79
PLANTATION    FL 33325    1                  06/18/01           10
0433247665                05                 08/01/01           25.0000
0008064990                O                  07/01/31
0

5581821       405/943     F                  330,000.00         ZZ
                          360                295,951.47         1
                          7.5000             2307.41            76
                          6.7500             2307.41
LOMPOC        CA 93436    2                  07/10/01           00
1230640                   03                 09/01/01           0.0000
0012306403                O                  08/01/31
0

5581837       405/943     F                  544,000.00         ZZ
                          360                507,231.80         1
                          7.1250             3665.03            80
                          6.7500             3665.03
SUDBURY       MA 01776    1                  06/29/01           00
1754825                   05                 08/01/01           0.0000
0017548256                O                  07/01/31
0

5581952       405/943     F                  336,000.00         ZZ
                          360                324,918.52         1
                          7.1250             2263.69            80
                          6.7500             2263.69
HOUSTON       TX 77019    1                  07/25/01           00
1235986                   05                 09/01/01           0.0000
0012359865                O                  08/01/31
0

5586728       U62/G01     F                  610,500.00         ZZ
                          360                591,999.65         1
                          7.2500             4164.69            66
                          7.0000             4164.69
FAIRVIEW      TX 75069    5                  09/24/01           00
0433255569                05                 11/01/01           0.0000
2001290166                O                  10/01/31
0

5588182       E22/G01     F                  399,950.00         ZZ
                          360                386,968.65         1
                          6.8750             2627.39            60
                          6.6250             2627.39
MERCER ISLAND WA 98040    2                  09/06/01           00
0412993966                05                 11/01/01           0.0000
0412993966                O                  10/01/31
0

5632901       253/253     F                  463,000.00         ZZ
                          360                448,985.58         1
                          7.1250             3119.32            43
                          6.8750             3119.32
SANTA FE      NM 87501    5                  10/02/01           00
978642                    05                 12/01/01           0.0000
978642                    O                  11/01/31
0

5633946       369/G01     F                  550,000.00         ZZ
                          360                533,653.20         1
                          7.2500             3751.97            64
                          7.0000             3751.97
RICHLAND      MI 49083    5                  09/27/01           00
0433301751                05                 12/01/01           0.0000
0073362709                O                  11/01/31
0

5648449       757/G01     F                  388,000.00         ZZ
                          360                375,406.37         1
                          6.8750             2548.89            80
                          6.6250             2548.89
MARIETTA      GA 30066    1                  10/01/01           00
0433297884                05                 11/01/01           0.0000
1000407740                O                  10/01/31
0

5650037       964/G01     F                  340,000.00         ZZ
                          360                328,695.08         1
                          6.6250             2177.06            57
                          6.3750             2177.06
SAN JOSE      CA 95121    2                  10/12/01           00
0433300753                05                 12/01/01           0.0000
150606                    O                  11/01/31
0

5652507       E22/G01     F                  474,000.00         ZZ
                          360                446,309.43         1
                          7.0000             3153.53            80
                          6.7500             3153.53
DALLAS        TX 75230    1                  09/26/01           00
0413000431                05                 11/01/01           0.0000
0413000431                O                  10/01/31
0

5654971       E11/G01     F                  372,500.00         ZZ
                          360                360,419.01         1
                          7.0000             2478.25            74
                          6.7500             2478.25
LINO LAKES    MN 55110    5                  10/01/01           00
0433344017                05                 11/01/01           0.0000
0014001034547             O                  10/01/31
0

5660112       286/286     F                  383,000.00         ZZ
                          360                370,346.69         1
                          7.1250             2580.34            79
                          6.8750             2580.34
NORFOLK       VA 23508    1                  07/31/01           00
9937954                   05                 09/01/01           0.0000
9937954                   O                  08/01/31
0

5672970       G82/G01     F                  650,000.00         ZZ
                          360                600,012.27         1
                          7.2500             4434.15            77
                          7.0000             4434.15
RANCHO VIEJO  TX 78575    4                  09/24/01           00
0433317310                05                 11/01/01           0.0000
1                         O                  10/01/31
0

5688165       964/G01     F                  348,500.00         ZZ
                          360                337,447.29         1
                          6.8750             2289.40            75
                          6.6250             2289.40
FAIRFAX       CA 94930    5                  10/04/01           00
0433256203                05                 12/01/01           0.0000
148369                    O                  11/01/31
0

5695839       964/G01     F                  362,600.00         ZZ
                          360                347,912.15         1
                          6.6250             2321.77            70
                          6.3750             2321.77
DALY CITY     CA 94014    1                  10/17/01           00
0433387008                05                 12/01/01           0.0000
154670                    O                  11/01/31
0

5704544       E22/G01     F                  346,000.00         ZZ
                          360                335,022.81         1
                          7.0000             2301.95            69
                          6.7500             2301.95
STAMFORD      CT 06905    2                  09/24/01           00
0413013392                05                 11/01/01           0.0000
0413013392                O                  10/01/31
0

5711841       994/998     F                  637,500.00         ZZ
                          360                617,459.02         1
                          6.8750             4187.92            75
                          6.6250             4187.92
BERKELEY      CA 94705    1                  10/11/01           00
8016362629                05                 12/01/01           0.0000
718910176                 O                  11/01/31
0

5721997       975/G01     F                  400,000.00         ZZ
                          360                387,425.05         1
                          6.8750             2627.72            75
                          6.6250             2627.72
ROWLAND HEIGHTCA 91748    1                  10/01/01           00
0433294295                03                 12/01/01           0.0000
2014352                   O                  11/01/31
0

5724087       E22/G01     F                  620,000.00         ZZ
                          360                598,169.76         1
                          6.8750             4072.96            80
                          6.6250             4072.96
DELRAY BEACH  FL 33483    1                  10/01/01           00
0413032764                09                 11/01/01           0.0000
0413032764                O                  10/01/31
0

5728785       994/998     F                  391,000.00         ZZ
                          360                375,266.89         1
                          7.2500             2667.31            80
                          7.0000             2667.31
MIAMI BEACH   FL 33139    1                  08/30/01           00
8021884054                06                 10/01/01           0.0000
1000202909                O                  09/01/31
0

5729686       R65/G01     F                  962,500.00         ZZ
                          360                912,862.18         1
                          7.0000             6403.54            55
                          6.7500             6403.54
GREENWICH     CT 06831    5                  10/18/01           00
0433301736                05                 12/01/01           0.0000
20015329                  O                  11/01/31
0

5732251       P21/G01     F                  336,000.00         ZZ
                          360                324,693.84         1
                          6.5000             2123.75            80
                          6.2500             2123.75
HAYWARD       CA 94544    1                  10/15/01           00
0433330784                05                 12/01/01           0.0000
0109039                   O                  11/01/31
0

5754434       964/G01     F                  508,000.00         ZZ
                          360                492,029.98         1
                          6.8750             3337.20            51
                          6.6250             3337.20
LOS ANGELES   CA 90019    2                  10/08/01           00
0433306131                05                 12/01/01           0.0000
152771                    O                  11/01/31
0

5757200       964/G01     F                  399,900.00         ZZ
                          360                387,169.47         1
                          6.6260             2560.87            77
                          6.3760             2560.87
PETALUMA      CA 94954    1                  11/08/01           00
0433416179                05                 01/01/02           0.0000
400154855                 O                  12/01/31
0

5774898       N47/G01     F                  465,000.00         ZZ
                          360                443,923.45         1
                          6.5000             2939.12            79
                          6.2500             2939.12
LAFAYETTE     CA 94549    2                  10/09/01           00
0433299617                05                 12/01/01           0.0000
20211556                  O                  11/01/31
0

5776882       H47/G01     F                  406,192.00         ZZ
                          360                383,207.89         1
                          6.5000             2567.41            80
                          6.2500             2567.41
GOLDEN        CO 80401    1                  10/12/01           00
0433388725                03                 12/01/01           0.0000
1621193192                O                  11/01/31
0

5799870       N47/G01     F                  350,000.00         ZZ
                          360                295,212.04         1
                          6.5000             2212.24            50
                          6.2500             2212.24
BERKELEY      CA 94706    2                  10/09/01           00
0433295722                05                 12/01/01           0.0000
20211557                  O                  11/01/31
0

5811702       E22/G01     F                  610,000.00         ZZ
                          360                529,298.41         1
                          6.7500             3956.45            33
                          6.5000             3956.45
DEL MAR       CA 92014    2                  09/28/01           00
0412962078                05                 11/01/01           0.0000
0412962078                O                  10/01/31
0

5811736       E22/G01     F                  341,000.00         ZZ
                          360                328,607.32         1
                          6.7500             2211.72            45
                          6.5000             2211.72
ERIE          CO 80516    5                  10/01/01           00
0413009317                05                 11/01/01           0.0000
0413009317                O                  10/01/31
0

5832110       944/G01     F                  355,000.00         ZZ
                          360                343,582.68         1
                          6.7500             2302.53            60
                          6.5000             2302.53
SAN BRUNO     CA 94066    5                  10/23/01           00
0433367265                05                 12/01/01           0.0000
W01082606                 O                  11/01/31
0

5860474       E22/G01     F                  339,200.00         ZZ
                          360                323,945.46         1
                          7.1250             2285.25            80
                          6.8750             2285.25
FLOWER MOUND  TX 75028    4                  10/09/01           00
0413055823                03                 12/01/01           0.0000
0413055823                O                  11/01/31
0

5868342       B57/G01     F                  428,800.00         ZZ
                          360                415,319.89         1
                          6.8750             2816.91            75
                          6.6250             2816.91
SANTA CLARITA CA 91321    1                  10/01/01           00
0433373107                05                 12/01/01           0.0000
2117084                   O                  11/01/31
0

5910500       E22/G01     F                  353,000.00         ZZ
                          360                338,312.23         1
                          7.0000             2348.52            73
                          6.7500             2348.52
SUPERIOR      CO 80027    2                  10/05/01           00
0413033135                03                 12/01/01           0.0000
0413033135                O                  11/01/31
0

5939642       A06/G01     F                  450,000.00         ZZ
                          360                435,163.98         1
                          6.6250             2881.40            68
                          6.3750             2881.40
BIRMINGHAM    MI 48009    2                  10/25/01           00
0433377348                05                 12/01/01           0.0000
00100001001326            O                  11/01/31
0

5954144       G75/E86     F                  356,200.00         ZZ
                          360                341,016.24         1
                          6.7500             2310.31            59
                          6.5000             2310.31
BARNSTABLE    MA 02630    5                  09/21/01           00
0004460250                05                 11/01/01           0.0000
04460250                  O                  10/01/31
0

5974882       R65/G01     F                  361,500.00         ZZ
                          360                349,607.56         1
                          6.6250             2314.72            64
                          6.3750             2314.72
OWINGS MILLS  MD 21117    2                  10/24/01           00
0433333747                05                 12/01/01           0.0000
20015458                  O                  11/01/31
0

5986536       696/G01     F                  445,500.00         ZZ
                          360                430,349.10         1
                          6.5000             2815.86            75
                          6.2500             2815.86
FALLS CHURCH  VA 22042    2                  10/23/01           00
0433307261                03                 12/01/01           0.0000
23301307                  O                  11/01/31
0

6011052       E22/G01     F                  464,000.00         ZZ
                          360                447,792.26         1
                          6.5000             2932.80            80
                          6.2500             2932.80
SEATTLE       WA 98112    1                  10/12/01           00
0413142019                05                 12/01/01           0.0000
0413142019                O                  11/01/31
0

6025752       964/G01     F                  373,000.00         ZZ
                          360                352,898.11         1
                          6.8750             2450.35            79
                          6.6250             2450.35
SCOTTSDALE    AZ 85259    2                  10/26/01           00
0433357019                05                 12/01/01           0.0000
156490                    O                  11/01/31
0

6030326       116/116     F                  554,400.00         ZZ
                          360                482,107.10         1
                          6.8750             3642.02            80
                          6.6250             3642.02
HOUSTON       TX 77005    2                  10/24/01           00
091020703                 05                 12/01/01           0.0000
091020703                 O                  11/01/31
0

6034028       E22/G01     F                  375,000.00         ZZ
                          360                362,094.74         1
                          6.3750             2339.51            69
                          6.1250             2339.51
SANTA CRUZ    CA 95060    1                  10/11/01           00
0413115874                05                 12/01/01           0.0000
0413115874                O                  11/01/31
0

6034284       E82/G01     F                  494,600.00         ZZ
                          360                479,659.93         1
                          7.1250             3332.21            55
                          6.8750             3332.21
SAN JOSE      CA 95120    2                  10/09/01           00
0400496360                05                 12/01/01           0.0000
2986540                   O                  11/01/31
0

6042668       757/G01     F                  381,000.00         ZZ
                          360                368,190.53         1
                          6.7500             2471.16            55
                          6.5000             2471.16
KENNESAW      GA 30152    5                  10/25/01           00
0433331774                05                 12/01/01           0.0000
1DEATONWIL                O                  11/01/31
0

6059592       E22/G01     F                  156,750.00         ZZ
                          360                152,042.98         1
                          7.1250             1056.05            95
                          6.8750             1056.05
PEMBROKE PINESFL 33029    2                  10/15/01           04
0413045469                03                 12/01/01           30.0000
0413045469                O                  11/01/31
0

6059668       E22/G01     F                  414,000.00         ZZ
                          360                400,984.96         1
                          6.8750             2719.69            71
                          6.6250             2719.69
SAN JOSE      CA 95117    5                  10/02/01           00
0413099375                05                 12/01/01           0.0000
0413099375                O                  11/01/31
0

6066816       994/998     F                  409,000.00         ZZ
                          360                395,109.66         1
                          6.6250             2618.87            65
                          6.3750             2618.87
COLUMBUS      GA 31904    5                  09/17/01           00
8011690032                05                 11/01/01           0.0000
0109000722                O                  10/01/31
0

6067358       144/144     F                  650,000.00         T
                          360                591,313.85         1
                          6.3750             4055.15            69
                          6.1250             4055.15
T/EAST HAMPTONNY 11954    1                  10/29/01           00
16067598300000            05                 12/01/01           0.0000
160675983                 O                  11/01/31
0

6075420       405/943     F                  360,000.00         T
                          360                339,921.85         1
                          7.1250             2425.39            53
                          6.7500             2425.39
LAHAINA       HI 96761    2                  08/21/01           00
1757640                   01                 10/01/01           0.0000
0017576406                O                  09/01/31
0

6075430       405/943     F                  500,000.00         ZZ
                          360                376,641.59         1
                          7.1250             3368.60            56
                          6.7500             3368.60
SAN DIEGO     CA 92128    2                  08/24/01           00
1766486                   05                 10/01/01           0.0000
0017664863                O                  09/01/31
0

6075432       405/943     F                  330,000.00         ZZ
                          360                319,682.13         1
                          7.2500             2251.18            73
                          6.7500             2251.18
COTO DE CAZA  CA 92679    5                  08/29/01           00
1766513                   03                 10/01/01           0.0000
0017665134                O                  09/01/31
0

6075460       405/943     F                  605,000.00         ZZ
                          360                584,772.72         1
                          7.2500             4127.17            63
                          6.7500             4127.17
YORBA LINDA   CA 92886    2                  08/24/01           00
1769093                   05                 10/01/01           0.0000
0017690934                O                  09/01/31
0

6075466       405/943     F                  999,950.00         ZZ
                          360                968,943.76         1
                          7.1250             6736.85            50
                          6.7500             6736.85
LOS GATOS     CA 95030    2                  09/04/01           00
1769293                   05                 11/01/01           0.0000
0017692930                O                  10/01/31
0

6075492       405/943     F                  300,000.00         ZZ
                          360                290,382.48         1
                          7.1250             2021.16            67
                          6.7500             2021.16
GILROY        CA 95020    2                  08/28/01           00
1773148                   05                 10/01/01           0.0000
0017731480                O                  09/01/31
0

6075500       405/943     F                  462,000.00         ZZ
                          360                447,667.95         1
                          7.1250             3112.58            62
                          6.7500             3112.58
CAMARILLO     CA 93012    5                  08/28/01           00
1990783                   05                 11/01/01           0.0000
0019907831                O                  10/01/31
0

6075506       405/943     F                  451,920.00         ZZ
                          360                437,462.36         1
                          7.1250             3044.67            80
                          6.7500             3044.67
SAN PEDRO     CA 90732    1                  08/07/01           00
1991428                   05                 10/01/01           0.0000
0019914282                O                  09/01/31
0

6083722       E22/G01     F                  469,000.00         ZZ
                          360                453,781.15         1
                          6.7500             3041.93            77
                          6.5000             3041.93
FORT LAUDERDALFL 33305    2                  10/16/01           00
0413090077                05                 12/01/01           0.0000
0413090077                O                  11/01/31
0

6095988       U28/G01     F                  340,000.00         ZZ
                          360                328,448.96         1
                          6.6250             2177.06            64
                          6.3750             2177.06
CHARLESTON    SC 29412    2                  11/02/01           00
0433339645                05                 12/01/01           0.0000
1                         O                  11/01/31
0

6110906       E22/G01     F                  303,750.00         ZZ
                          360                294,416.66         1
                          7.0000             2020.86            75
                          6.7500             2020.86
EADS          TN 38028    5                  10/18/01           00
0413034539                05                 12/01/01           0.0000
0413034539                O                  11/01/31
0

6111016       E22/G01     F                  485,000.00         ZZ
                          360                459,886.22         1
                          7.0000             3226.72            61
                          6.7500             3226.72
WILMINGTON    DE 19807    2                  10/18/01           00
0413127721                05                 12/01/01           0.0000
0413127721                O                  11/01/31
0

6114796       757/G01     F                  396,000.00         ZZ
                          360                383,264.34         1
                          6.7500             2568.45            80
                          6.5000             2568.45
MARIETTA      GA 30068    1                  11/02/01           00
0433342896                03                 12/01/01           0.0000
1000478683                O                  11/01/31
0

6125556       964/G01     F                  392,000.00         ZZ
                          360                380,074.40         1
                          6.8750             2575.16            80
                          6.6250             2575.16
KENSINGTON    CA 94708    2                  11/12/01           00
0433408598                05                 01/01/02           0.0000
164421                    O                  12/01/31
0

6136588       E22/G01     F                  405,000.00         ZZ
                          360                385,931.43         1
                          6.6250             2593.26            62
                          6.3750             2593.26
KIRKLAND      WA 98033    2                  10/17/01           00
0413101676                05                 12/01/01           0.0000
0413101676                O                  11/01/31
0

6136638       E22/G01     F                  380,000.00         ZZ
                          360                367,779.05         1
                          6.7500             2464.67            72
                          6.5000             2464.67
BROOMFIELD    CO 80020    5                  10/19/01           00
0413125998                03                 12/01/01           0.0000
0413125998                O                  11/01/31
0

6138904       E48/G01     F                  428,000.00         ZZ
                          360                414,032.17         1
                          6.8750             2811.66            80
                          6.6250             2811.66
FRANKLIN      TN 37069    2                  10/30/01           00
0433386265                05                 12/01/01           0.0000
10011852                  O                  11/01/31
0

6155402       964/G01     F                  350,000.00         ZZ
                          360                339,352.17         1
                          6.8750             2299.25            67
                          6.6250             2299.25
SCOTTSDALE    AZ 85260    5                  11/09/01           00
0433385291                05                 01/01/02           0.0000
160423                    O                  12/01/31
0

6161294       E22/G01     F                  462,000.00         ZZ
                          360                447,476.21         1
                          6.8750             3035.01            80
                          6.6250             3035.01
SANTA CLARA   CA 95051    1                  10/16/01           00
0413139429                05                 12/01/01           0.0000
0413139429                O                  11/01/31
0

6161320       E22/G01     F                  367,000.00         ZZ
                          360                355,462.59         1
                          6.8750             2410.93            70
                          6.6250             2410.93
TEMECULA      CA 92591    2                  10/18/01           00
0413165689                05                 12/01/01           0.0000
0413165689                O                  11/01/31
0

6177702       405/943     F                  360,000.00         ZZ
                          360                348,685.11         1
                          7.1250             2425.39            80
                          6.6250             2425.39
REDWOOD CITY  CA 94062    1                  09/19/01           00
1779315                   05                 11/01/01           0.0000
0017793159                O                  10/01/31
0

6177756       405/943     F                  390,000.00         ZZ
                          360                376,861.44         1
                          6.5000             2465.07            61
                          6.2500             2465.07
EL SEGUNDO    CA 90245    1                  10/05/01           00
1990499                   05                 12/01/01           0.0000
0019904994                O                  11/01/31
0

6177802       405/943     F                  384,000.00         ZZ
                          360                371,650.22         1
                          6.7500             2490.62            80
                          6.5000             2490.62
RAMONA        CA 92065    1                  10/01/01           00
1994518                   05                 12/01/01           0.0000
0019945187                O                  11/01/31
0

6177808       405/943     F                  500,000.00         ZZ
                          360                484,281.32         1
                          6.8750             3284.65            71
                          6.5000             3284.65
FULLERTON     CA 92831    1                  10/09/01           00
1995756                   05                 12/01/01           0.0000
0019957562                O                  11/01/31
0

6188284       E22/G01     F                  649,999.00         ZZ
                          360                622,995.30         1
                          6.5000             4108.44            55
                          6.2500             4108.44
ORINDA        CA 94563    2                  10/16/01           00
0413019035                05                 12/01/01           0.0000
0413019035                O                  11/01/31
0

6188360       E22/G01     F                  478,000.00         ZZ
                          360                461,536.87         1
                          6.5000             3021.29            56
                          6.2500             3021.29
SANTA CLARA   CA 95051    2                  10/18/01           00
0413105735                05                 12/01/01           0.0000
0413105735                O                  11/01/31
0

6213760       F28/G01     F                  475,000.00         ZZ
                          360                460,736.01         1
                          7.1250             3200.16            64
                          6.8750             3200.16
SEATTLE       WA 98116    5                  10/05/01           00
0433299682                05                 12/01/01           0.0000
7309697                   O                  11/01/31
0

6217438       H22/G01     F                  350,000.00         ZZ
                          360                338,600.86         1
                          6.5000             2212.24            31
                          6.2500             2212.24
MANHASSET     NY 11030    1                  11/08/01           00
0433390689                05                 01/01/02           0.0000
0107003                   O                  12/01/31
0

6218502       E60/G01     F                  373,000.00         ZZ
                          360                361,652.58         1
                          6.8750             2450.34            60
                          6.6250             2450.34
AGOURA HILLS  CA 91301    5                  11/05/01           00
0433415049                03                 01/01/02           0.0000
521820                    O                  12/01/31
0

6288764       964/G01     F                  410,000.00         ZZ
                          360                132,388.54         1
                          6.8750             2693.41            51
                          6.6250             2693.41
SEBASTOPOL    CA 95472    2                  11/06/01           00
0433385150                05                 01/01/02           0.0000
162215                    O                  12/01/31
0

6290880       E22/G01     F                  635,000.00         ZZ
                          360                614,109.95         1
                          6.6250             4065.97            43
                          6.3750             4065.97
SANTA MONICA  CA 90402    2                  10/24/01           00
0413154097                05                 12/01/01           0.0000
0413154097                O                  11/01/31
0

6290916       E22/G01     F                  324,563.00         ZZ
                          360                309,614.78         1
                          6.5000             2051.46            56
                          6.2500             2051.46
FOSTER CITY   CA 94404    5                  10/24/01           00
0413185349                09                 12/01/01           0.0000
0413185349                O                  11/01/31
0

6291550       E82/G01     F                  347,000.00         ZZ
                          360                335,956.51         1
                          6.8750             2279.54            78
                          6.6250             2279.54
LAS VEGAS     NV 89145    2                  10/31/01           00
0400517926                03                 12/01/01           0.0000
3826348                   O                  11/01/31
0

6298306       M45/G01     F                  348,000.00         ZZ
                          360                327,934.93         1
                          6.5000             2199.60            80
                          6.2500             2199.60
VALLEY FORGE  PA 19481    1                  09/28/01           00
0433313806                05                 11/01/01           0.0000
A0257115                  O                  10/01/31
0

6309534       M45/G01     F                  337,300.00         ZZ
                          360                324,563.10         1
                          7.1250             2272.46            45
                          6.8750             2272.46
BOULDER       CO 80303    2                  10/10/01           00
0433313699                03                 12/01/01           0.0000
A0294347                  O                  11/01/31
0

6312176       M45/G01     F                  550,000.00         ZZ
                          360                532,311.63         1
                          6.7500             3567.29            37
                          6.5000             3567.29
SOQUEL        CA 95073    5                  10/03/01           00
0433319035                03                 12/01/01           0.0000
A025912                   O                  11/01/31
0

6319650       E22/G01     F                  472,000.00         ZZ
                          360                455,267.85         1
                          6.7500             3061.38            63
                          6.5000             3061.38
SEATTLE       WA 98199    5                  10/25/01           00
0413123704                05                 12/01/01           0.0000
0413123704                O                  11/01/31
0

6322726       W93/G01     F                  357,750.00         ZZ
                          360                346,244.54         1
                          6.7500             2320.36            75
                          6.5000             2320.36
PORTLAND      OR 97212    5                  10/08/01           00
0433338092                05                 12/01/01           0.0000
37311110                  O                  11/01/31
0

6336496       696/G01     F                  650,000.00         ZZ
                          360                628,862.30         1
                          6.7500             4215.89            50
                          6.5000             4215.89
VIENNA        VA 22181    2                  10/30/01           00
0433330693                05                 12/01/01           0.0000
32701245                  O                  11/01/31
0

6340854       893/G01     F                  500,000.00         ZZ
                          360                483,715.62         1
                          6.5000             3160.34            53
                          6.2500             3160.34
BURLINGAME    CA 94010    5                  11/06/01           00
0433388501                05                 01/01/02           0.0000
M11012031                 O                  12/01/31
0

6346226       944/G01     F                  399,500.00         ZZ
                          360                386,488.51         1
                          6.5000             2525.12            24
                          6.2500             2525.12
EDGEWATER     MD 21037    2                  11/09/01           00
0433421963                05                 01/01/02           0.0000
W01094291                 O                  12/01/31
0

6349750       E87/G01     F                  525,000.00         ZZ
                          360                507,511.60         1
                          6.3750             3275.32            65
                          6.1250             3275.32
SANTA BARBARA CA 93111    5                  11/09/01           00
0433406568                05                 01/01/02           0.0000
70003856                  O                  12/01/31
0

6363952       W93/G01     F                  480,000.00         ZZ
                          360                463,762.47         1
                          6.5000             3033.93            73
                          6.2500             3033.93
SAN JOSE      CA 95126    1                  10/08/01           00
0433337995                05                 12/01/01           0.0000
21301835                  O                  11/01/31
0

6369864       L60/F27     F                  518,400.00         ZZ
                          360                483,620.72         1
                          6.8750             3405.52            80
                          6.6250             3405.52
GAINESVILLE   VA 20155    1                  09/28/01           00
6920020508                05                 11/01/01           0.0000
6920020508                O                  10/01/31
0

6370304       L60/F27     F                  339,900.00         ZZ
                          360                328,608.24         1
                          7.1250             2289.97            84
                          6.8750             2289.97
GREENSBORO    NC 27410    1                  07/27/01           12
6990408848                03                 09/01/01           12.0000
6990408848                O                  08/01/31
0

6376782       E82/G01     F                  399,500.00         ZZ
                          360                387,502.93         1
                          7.1250             2691.51            85
                          6.8750             2691.51
OLIVE BRANCH  MS 38654    2                  11/01/01           04
0400513867                05                 12/01/01           12.0000
3890122                   O                  11/01/31
0

6377028       994/998     F                  400,000.00         ZZ
                          360                380,917.77         1
                          7.2500             2728.71            80
                          7.0000             2728.71
NEW ORLEANS   LA 70118    1                  10/01/01           00
8011691063                05                 12/01/01           0.0000
81006610                  O                  11/01/31
0

6385156       738/G01     F                  385,000.00         ZZ
                          360                365,257.55         1
                          6.2500             2370.52            86
                          6.0000             2370.52
ANDERSON      SC 29621    2                  11/09/01           14
0433395480                05                 01/01/02           25.0000
00401495010020            O                  12/01/31
0

6408470       E22/G01     F                  410,000.00         ZZ
                          360                397,079.38         1
                          6.8750             2693.41            32
                          6.6250             2693.41
SARATOGA      CA 95070    2                  10/26/01           00
0413196171                05                 12/01/01           0.0000
0413196171                O                  11/01/31
0

6411922       994/998     F                  504,000.00         ZZ
                          360                488,513.93         1
                          7.0000             3353.12            60
                          6.7500             3353.12
SAN FRANCISCO CA 94127    5                  09/24/01           00
8016266465                05                 12/01/01           0.0000
218738841                 O                  11/01/31
0

6422264       944/G01     F                  385,000.00         ZZ
                          360                357,329.25         1
                          6.7500             2497.11            74
                          6.5000             2497.11
BELLEVUE      WA 98006    1                  11/15/01           00
0433427200                05                 01/01/02           0.0000
W01104097                 O                  12/01/31
0

6426458       696/G01     F                  410,000.00         ZZ
                          360                396,468.32         1
                          6.7500             2659.25            61
                          6.5000             2659.25
MCLEAN        VA 22102    2                  11/02/01           00
0433379864                05                 12/01/01           0.0000
24501213                  O                  11/01/31
0

6434536       550/550     F                  490,000.00         ZZ
                          360                471,054.37         1
                          6.8500             3210.78            62
                          6.6000             3210.78
SAN FRANCISCO CA 94111    2                  11/01/01           00
12054944400000            06                 01/01/02           0.0000
120549444                 O                  12/01/31
0

6472660       E76/G01     F                  423,962.00         ZZ
                          360                401,972.14         1
                          6.7500             2749.81            71
                          6.5000             2749.81
ARGYLE        TX 76226    2                  11/02/01           00
0433386356                05                 01/01/02           0.0000
10009012                  O                  12/01/31
0

6491716       M27/G01     F                  509,400.00         T
                          360                492,809.66         1
                          6.5000             3219.75            75
                          6.2500             3219.75
PENHOOK       VA 24137    1                  11/19/01           00
0433429925                03                 01/01/02           0.0000
600703855                 O                  12/01/31
0

6500732       405/943     F                  400,000.00         ZZ
                          360                387,309.76         1
                          7.0000             2661.21            61
                          6.5000             2661.21
HIGHLAND PARK TX 75205    1                  09/28/01           00
1247085                   03                 11/01/01           0.0000
12470852                  O                  10/01/31
0

6500742       405/943     F                  385,000.00         ZZ
                          360                364,557.35         1
                          6.7500             2497.10            39
                          6.5000             2497.10
SANTA BARBARA CA 93105    2                  10/11/01           00
1254922                   03                 12/01/01           0.0000
12549226                  O                  11/01/31
0

6500860       405/943     F                  400,000.00         ZZ
                          360                387,425.05         1
                          6.8750             2627.72            46
                          6.5000             2627.72
BURLINGAME    CA 94010    5                  10/19/01           00
1785561                   05                 12/01/01           0.0000
17855610                  O                  11/01/31
0

6500884       405/943     F                  306,000.00         ZZ
                          360                296,810.85         1
                          7.1250             2061.58            74
                          6.6250             2061.58
SANTA ROSA    CA 95409    1                  10/19/01           00
1790249                   03                 12/01/01           0.0000
17902495                  O                  11/01/31
0

6500900       405/943     F                  384,000.00         ZZ
                          360                371,928.10         1
                          6.8750             2522.61            75
                          6.5000             2522.61
DANA POINT    CA 92624    1                  10/11/01           00
1994678                   05                 12/01/01           0.0000
19946789                  O                  11/01/31
0

6501606       405/943     F                  450,000.00         ZZ
                          360                435,266.82         1
                          6.7500             2918.70            75
                          6.5000             2918.70
OAKTON        VA 22124    5                  10/22/01           00
1786379                   05                 12/01/01           0.0000
17863796                  O                  11/01/31
0

6508202       405/943     F                  301,600.00         ZZ
                          360                288,964.91         1
                          7.2500             2057.44            80
                          6.5000             2057.44
FOUNTAIN VALLECA 92708    1                  08/03/01           00
1235255                   05                 10/01/01           0.0000
12352555                  O                  09/01/31
0

6508212       405/943     F                  661,500.00         ZZ
                          360                642,531.19         1
                          7.3750             4568.82            75
                          6.6250             4568.82
FALLBROOK     CA 92028    2                  10/03/01           00
1771165                   03                 12/01/01           0.0000
17711656                  O                  11/01/31
0

6508222       405/943     F                  470,000.00         ZZ
                          360                455,454.09         1
                          7.0000             3126.93            38
                          6.5000             3126.93
SAN JUAN CAPISCA 92675    2                  10/16/01           00
1777422                   03                 12/01/01           0.0000
17774225                  O                  11/01/31
0

6508236       405/943     F                  710,000.00         ZZ
                          360                680,023.02         1
                          7.1250             4783.41            45
                          6.5000             4783.41
LOS ANGELES   CA 90402    5                  10/17/01           00
1779746                   05                 12/01/01           0.0000
17797465                  O                  11/01/31
0

6508240       405/943     F                  300,000.00         ZZ
                          360                289,222.15         1
                          7.1250             2021.16            80
                          6.5000             2021.16
MARTINEZ      CA 94553    2                  10/09/01           00
1780127                   05                 12/01/01           0.0000
17801275                  O                  11/01/31
0

6508258       405/943     F                  456,000.00         ZZ
                          360                441,988.63         1
                          7.0000             3033.78            80
                          6.5000             3033.78
LONG BEACH    CA 90807    1                  10/11/01           00
11892055                  05                 12/01/01           0.0000
17831637                  O                  11/01/31
0

6508270       405/943     F                  364,500.00         ZZ
                          360                353,300.01         1
                          7.0000             2425.03            42
                          6.5000             2425.03
CARLSBAD      CA 92009    2                  10/11/01           00
1784824                   03                 12/01/01           0.0000
17848243                  O                  11/01/31
0

6513974       E22/G01     F                  172,500.00         ZZ
                          360                167,302.16         1
                          7.0000             1147.65            75
                          6.7500             1147.65
DALLAS        TX 75209    5                  11/06/01           00
0413128612                05                 01/01/02           0.0000
0413128612                O                  12/01/31
0

6514116       E22/G01     F                  358,000.00         ZZ
                          360                339,827.38         1
                          6.7500             2321.98            71
                          6.5000             2321.98
COPPELL       TX 75019    2                  11/06/01           00
0413203803                05                 01/01/02           0.0000
0413203803                O                  12/01/31
0

6522934       994/998     F                  528,000.00         ZZ
                          360                510,629.92         1
                          6.6250             3380.84            74
                          6.3750             3380.84
MARLBORO      NJ 07751    2                  10/17/01           00
8016350988                05                 12/01/01           0.0000
218890154                 O                  11/01/31
0

6544666       E22/G01     F                  475,307.00         ZZ
                          360                459,826.97         1
                          6.5000             3004.26            80
                          6.2500             3004.26
HUNTINGTON BEACA 92649    1                  11/13/01           00
0413284498                03                 01/01/02           0.0000
0413284498                O                  12/01/31
0

6565288       E22/G01     F                  455,000.00         ZZ
                          360                440,502.07         1
                          6.6250             2913.41            53
                          6.3750             2913.41
GILROY        CA 95020    5                  11/06/01           00
0413212051                05                 01/01/02           0.0000
0413212051                O                  12/01/31
0

6566846       550/550     F                  350,000.00         ZZ
                          360                339,146.71         1
                          6.9500             2316.82            44
                          6.7000             2316.82
GREAT NECK    NY 11021    1                  10/30/01           00
12054281100000            05                 12/01/01           0.0000
120542811                 O                  11/01/31
0

6604474       E22/G01     F                  345,000.00         ZZ
                          360                334,262.14         1
                          6.7500             2237.66            53
                          6.5000             2237.66
SAN JOSE      CA 95130    2                  11/12/01           00
0413213067                05                 01/01/02           0.0000
0413213067                O                  12/01/31
0

6604508       E22/G01     F                  368,000.00         ZZ
                          360                356,546.18         1
                          6.7500             2386.84            62
                          6.5000             2386.84
SANTA ROSA    CA 95404    2                  11/06/01           00
0413232802                05                 01/01/02           0.0000
0413232802                O                  12/01/31
0

6620938       E87/G01     F                  370,000.00         ZZ
                          360                358,484.02         1
                          6.7500             2399.81            53
                          6.5000             2399.81
SANTA BARBARA CA 93105    2                  11/02/01           00
0433386893                05                 01/01/02           0.0000
70003833                  O                  12/01/31
0

6624088       E60/G01     F                  495,200.00         ZZ
                          360                479,072.03         1
                          6.5000             3130.00            80
                          6.2500             3130.00
ATASCADERO    CA 93422    2                  11/21/01           00
0433425048                05                 01/01/02           0.0000
513968                    O                  12/01/31
0

6632768       696/G01     F                  500,000.00         ZZ
                          360                484,437.73         1
                          6.7500             3242.99            51
                          6.5000             3242.99
POTOMAC       MD 20854    2                  11/15/01           00
0433396876                05                 01/01/02           0.0000
31101251                  O                  12/01/31
0

6640014       E22/G01     F                  464,500.00         ZZ
                          360                450,688.76         1
                          7.0000             3090.33            45
                          6.7500             3090.33
LOS ALTOS     CA 94024    5                  11/14/01           00
0413213133                05                 01/01/02           0.0000
0413213133                O                  12/01/31
0

6640102       E22/G01     F                  446,400.00         ZZ
                          360                432,506.06         1
                          6.7500             2895.34            80
                          6.5000             2895.34
IRVINE        CA 92602    1                  11/09/01           00
0413261736                03                 01/01/02           0.0000
0413261736                O                  12/01/31
0

6654580       405/943     F                  321,500.00         ZZ
                          360                307,878.28         1
                          7.0000             2138.95            79
                          6.5000             2138.95
DALLAS        TX 75252    2                  09/28/01           00
1255200                   05                 11/01/01           0.0000
0012552006                O                  10/01/31
0

6654614       405/943     F                  342,000.00         ZZ
                          360                331,103.41         1
                          6.8750             2246.70            58
                          6.5000             2246.70
NORTHRIDGE    CA 91326    2                  10/19/01           00
1782553                   05                 12/01/01           0.0000
0017825530                O                  11/01/31
0

6654636       405/943     F                  351,000.00         ZZ
                          360                339,965.62         1
                          6.8750             2305.82            72
                          6.5000             2305.82
HERNDON       VA 20170    5                  10/26/01           00
1784536                   05                 12/01/01           0.0000
0017845363                O                  11/01/31
0

6662066       M45/G01     F                  400,000.00         ZZ
                          360                374,378.85         1
                          6.5000             2528.28            60
                          6.2500             2528.28
FORT LEE      NJ 07024    2                  11/09/01           00
0433393246                05                 01/01/02           0.0000
A0302814                  O                  12/01/31
0

6731264       E82/G01     F                  422,450.00         ZZ
                          360                398,810.06         1
                          6.8750             2775.20            72
                          6.6250             2775.20
FALLS CHURCH  VA 22046    2                  11/26/01           00
0400521332                05                 01/01/02           0.0000
3117492                   O                  12/01/31
0

6732598       E22/G01     F                  375,000.00         ZZ
                          360                363,197.00         1
                          6.7500             2432.24            63
                          6.5000             2432.24
MORGAN HILL   CA 95037    5                  11/16/01           00
0413212192                05                 01/01/02           0.0000
0413212192                O                  12/01/31
0

6793290       E22/G01     F                  600,000.00         ZZ
                          360                580,324.91         1
                          6.5000             3792.41            36
                          6.2500             3792.41
PRIDES CROSSINMA 01965    2                  11/27/01           00
0413200684                05                 01/01/02           0.0000
0413200684                O                  12/01/31
0

6836418       E22/G01     F                  674,300.00         ZZ
                          360                652,830.22         1
                          6.6250             4317.62            57
                          6.3750             4317.62
EVERGREEN     CO 80439    5                  11/30/01           00
0413283490                03                 01/01/02           0.0000
0413283490                O                  12/01/31
0

Total Number of Loans     241

Total Original Balance    92,083,128.41

Total Principal Balance   83,314,036.92

Total Original P+I        608,851.94

Total Current P+I         607,745.96

                                   EXHIBIT F-2

                             GROUP II LOAN SCHEDULE

Fixed Rate Passthru
Loan Number                             Sub Serv Fee
Principal Bal                           Mstr Serv Fee
Curr Note Rate                          Alloc Exp
Net Curr                                Misc Exp
Investor Rate                           Spread
Post Strip Rate                         Strip
1341826                                 0.2500
236071.70                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.5000                                  0.4500

1342696                                 0.3750
245075.47                               0.0500
7.1250                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1344506                                 0.2500
522234.41                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.5000                                  0.3250

1348515                                 0.3750
218464.11                               0.0500
7.3750                                  0.0000
7.0000                                  0.0000
6.9500
6.5000                                  0.4500

1348517                                 0.2500
417636.23                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

1349671                                 0.6250
196238.29                               0.0500
7.5000                                  0.0000
6.8750                                  0.0000
6.8250
6.5000                                  0.3250

1349694                                 0.3750
203798.62                               0.0500
7.0000                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1352491                                 0.7500
430734.03                               0.0500
7.6250                                  0.0000
6.8750                                  0.0000
6.8250
6.5000                                  0.3250

1353298                                 0.3250
197427.63                               0.0500
6.9500                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1353503                                 0.3750
100026.31                               0.0500
7.0000                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1353906                                 0.3750
286215.81                               0.0500
7.3750                                  0.0000
7.0000                                  0.0000
6.9500
6.5000                                  0.4500

1355273                                 1.2500
61018.90                                0.0500
7.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1355287                                 0.2500
329200.23                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.5000                                  0.4500

1355367                                 0.5000
210111.98                               0.0500
7.1250                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1355468                                 0.2500
246067.84                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.5000                                  0.3250

1355491                                 0.6250
170969.50                               0.0500
7.5000                                  0.0000
6.8750                                  0.0000
6.8250
6.5000                                  0.3250

1355527                                 0.5000
251199.24                               0.0500
7.3750                                  0.0000
6.8750                                  0.0000
6.8250
6.5000                                  0.3250

1355531                                 0.3750
253526.71                               0.0500
7.2500                                  0.0000
6.8750                                  0.0000
6.8250
6.5000                                  0.3250

1355581                                 0.3750
240603.65                               0.0500
7.2500                                  0.0000
6.8750                                  0.0000
6.8250
6.5000                                  0.3250

1355595                                 0.3750
252948.79                               0.0500
7.2500                                  0.0000
6.8750                                  0.0000
6.8250
6.5000                                  0.3250

1355601                                 0.5000
133234.98                               0.0500
7.3750                                  0.0000
6.8750                                  0.0000
6.8250
6.5000                                  0.3250

1355648                                 0.3750
187148.35                               0.0500
7.2500                                  0.0000
6.8750                                  0.0000
6.8250
6.5000                                  0.3250

1355684                                 0.8750
452276.83                               0.0500
7.7500                                  0.0000
6.8750                                  0.0000
6.8250
6.5000                                  0.3250

1355690                                 0.2500
183864.54                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.5000                                  0.3250

1355771                                 0.3750
204115.32                               0.0500
7.2500                                  0.0000
6.8750                                  0.0000
6.8250
6.5000                                  0.3250

1355799                                 0.2500
440197.25                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1355889                                 0.3750
74633.99                                0.0500
7.2500                                  0.0000
6.8750                                  0.0000
6.8250
6.5000                                  0.3250

1356295                                 0.5000
423575.09                               0.0500
7.3750                                  0.0000
6.8750                                  0.0000
6.8250
6.5000                                  0.3250

1356507                                 0.6250
193394.02                               0.0500
7.5000                                  0.0000
6.8750                                  0.0000
6.8250
6.5000                                  0.3250

1356586                                 0.2500
332044.57                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1356704                                 0.6250
207198.61                               0.0500
7.5000                                  0.0000
6.8750                                  0.0000
6.8250
6.5000                                  0.3250

1356914                                 0.2500
369765.53                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1357103                                 0.2500
79223.22                                0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.5000                                  0.3250

1357507                                 0.2500
180773.44                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.5000                                  0.4500

1357516                                 0.2500
513292.26                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.5000                                  0.4500

1357656                                 0.3750
111462.54                               0.0500
7.3750                                  0.0000
7.0000                                  0.0000
6.9500
6.5000                                  0.4500

1357786                                 0.2500
343625.66                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1358416                                 1.1250
42792.24                                0.0500
7.8750                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1359596                                 0.2500
50441.15                                0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1359629                                 0.5000
194005.33                               0.0500
7.3750                                  0.0000
6.8750                                  0.0000
6.8250
6.5000                                  0.3250

1359821                                 0.2500
214558.79                               0.0500
7.1500                                  0.0000
6.9000                                  0.0000
6.8500
6.5000                                  0.3500

1359826                                 0.2500
43010.02                                0.0500
7.1500                                  0.0000
6.9000                                  0.0000
6.8500
6.5000                                  0.3500

1360412                                 0.2500
190264.15                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.5000                                  0.4500

1360415                                 0.2500
110430.63                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.5000                                  0.4500

1360762                                 0.8750
595109.43                               0.0500
7.5000                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1360964                                 0.1250
326364.54                               0.0500
6.5000                                  0.0000
6.3750                                  0.0000
6.3250
6.3250                                  0.0000

1360989                                 0.1250
408116.85                               0.0500
6.6250                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

1361668                                 0.2500
14014.98                                0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.5000                                  0.3250

1361686                                 0.1250
171482.48                               0.0500
6.1250                                  0.0000
6.0000                                  0.0000
5.9500
5.9500                                  0.0000

1361688                                 0.1250
523547.51                               0.0500
6.1250                                  0.0000
6.0000                                  0.0000
5.9500
5.9500                                  0.0000

1361736                                 0.1250
503898.77                               0.0500
6.6250                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

1361757                                 0.1250
287855.81                               0.0500
6.6250                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

1362211                                 0.2500
241596.48                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1362234                                 0.3750
273392.21                               0.0500
7.0000                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1362421                                 0.1250
211482.30                               0.0500
7.0000                                  0.0000
6.8750                                  0.0000
6.8250
6.5000                                  0.3250

1362426                                 0.1250
295853.80                               0.0500
7.0000                                  0.0000
6.8750                                  0.0000
6.8250
6.5000                                  0.3250

1362427                                 0.1250
380876.08                               0.0500
7.0000                                  0.0000
6.8750                                  0.0000
6.8250
6.5000                                  0.3250

1362724                                 0.2500
73762.04                                0.0500
7.1000                                  0.0000
6.8500                                  0.0000
6.8000
6.5000                                  0.3000

1362802                                 0.2500
332402.01                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

1363236                                 0.2500
420604.35                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1363705                                 0.3750
469370.23                               0.0500
7.3750                                  0.0000
7.0000                                  0.0000
6.9500
6.5000                                  0.4500

1363802                                 0.2500
391807.42                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

1368103                                 0.2500
73751.68                                0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.5000                                  0.4500

1368518                                 0.2500
421980.59                               0.0500
7.0500                                  0.0000
6.8000                                  0.0000
6.7500
6.5000                                  0.2500

1379651                                 0.1250
69345.61                                0.0500
7.0000                                  0.0000
6.8750                                  0.0000
6.8250
6.5000                                  0.3250

1471567                                 0.2500
373693.23                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.5000                                  0.3250

1485262                                 0.2500
327440.63                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.5000                                  0.4500

1496121                                 0.2500
200576.71                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.5000                                  0.3250

1499085                                 0.2500
40432.55                                0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1499092                                 0.2500
46984.97                                0.0500
6.5000                                  0.0000
6.2500                                  0.0000
6.2000
6.2000                                  0.0000

1499184                                 0.2500
132399.00                               0.0500
6.6250                                  0.0000
6.3750                                  0.0000
6.3250
6.3250                                  0.0000

1773402                                 0.2500
84481.71                                0.0500
7.2900                                  0.0000
7.0400                                  0.0000
6.9900
6.5000                                  0.4900

1782390                                 0.2500
126415.29                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.5000                                  0.4500

1785733                                 0.2500
138130.22                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.5000                                  0.3250

1786539                                 0.2500
83064.10                                0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.5000                                  0.3250

1790329                                 0.2500
76378.03                                0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.5000                                  0.4500

1837730                                 0.2500
302524.42                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.5000                                  0.3250

1844778                                 0.2500
166502.01                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

1857211                                 0.2500
320799.62                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1859138                                 0.2500
327118.18                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1864271                                 0.2500
275848.84                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.5000                                  0.4500

1866287                                 0.2500
505050.57                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1882859                                 0.2500
158821.38                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1901384                                 0.2500
365065.20                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.5000                                  0.3250

1910436                                 0.2500
114614.50                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1913785                                 0.2500
225073.90                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

2705966                                 0.2500
569398.26                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.5000                                  0.4500

2775441                                 0.2500
398957.82                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.5000                                  0.4500

2801564                                 0.2500
128285.59                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.5000                                  0.4500

2810595                                 0.2500
464303.46                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

2829925                                 0.3970
48417.48                                0.0500
6.8750                                  0.0000
6.4780                                  0.0000
6.4280
6.4280                                  0.0000

2829927                                 0.3970
71591.38                                0.0500
7.0000                                  0.0000
6.6030                                  0.0000
6.5530
6.5000                                  0.0530

2842892                                 0.2500
23726.72                                0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.5000                                  0.4500

2894384                                 0.2500
91213.38                                0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

4363610                                 0.2500
179986.04                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.5000                                  0.3250

4873696                                 0.2500
336953.88                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.5000                                  0.4500

5343584                                 0.2500
289620.17                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.5000                                  0.4500

5393985                                 0.2500
366390.70                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.5000                                  0.4500

5466478                                 0.2500
320465.32                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

5468510                                 0.2500
287446.24                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.5000                                  0.3250

5482536                                 0.2500
334545.26                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.5000                                  0.4500

5484239                                 0.2500
484496.26                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.5000                                  0.3250

5500847                                 0.2500
376206.59                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

5534194                                 0.2500
377907.08                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.5000                                  0.3250

5538331                                 0.2500
366351.67                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

5581821                                 0.7500
295951.47                               0.0500
7.5000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

5581837                                 0.3750
507231.80                               0.0500
7.1250                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

5581952                                 0.3750
324918.52                               0.0500
7.1250                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

5586728                                 0.2500
591999.65                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.5000                                  0.4500

5588182                                 0.2500
386968.65                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

5632901                                 0.2500
448985.58                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.5000                                  0.3250

5633946                                 0.2500
533653.20                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.5000                                  0.4500

5648449                                 0.2500
375406.37                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

5650037                                 0.2500
328695.08                               0.0500
6.6250                                  0.0000
6.3750                                  0.0000
6.3250
6.3250                                  0.0000

5652507                                 0.2500
446309.43                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

5654971                                 0.2500
360419.01                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

5660112                                 0.2500
370346.69                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.5000                                  0.3250

5672970                                 0.2500
600012.27                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.5000                                  0.4500

5688165                                 0.2500
337447.29                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

5695839                                 0.2500
347912.15                               0.0500
6.6250                                  0.0000
6.3750                                  0.0000
6.3250
6.3250                                  0.0000

5704544                                 0.2500
335022.81                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

5711841                                 0.2500
617459.02                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

5721997                                 0.2500
387425.05                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

5724087                                 0.2500
598169.76                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

5728785                                 0.2500
375266.89                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.5000                                  0.4500

5729686                                 0.2500
912862.18                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

5732251                                 0.2500
324693.84                               0.0500
6.5000                                  0.0000
6.2500                                  0.0000
6.2000
6.2000                                  0.0000

5754434                                 0.2500
492029.98                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

5757200                                 0.2500
387169.47                               0.0500
6.6260                                  0.0000
6.3760                                  0.0000
6.3260
6.3260                                  0.0000

5774898                                 0.2500
443923.45                               0.0500
6.5000                                  0.0000
6.2500                                  0.0000
6.2000
6.2000                                  0.0000

5776882                                 0.2500
383207.89                               0.0500
6.5000                                  0.0000
6.2500                                  0.0000
6.2000
6.2000                                  0.0000

5799870                                 0.2500
295212.04                               0.0500
6.5000                                  0.0000
6.2500                                  0.0000
6.2000
6.2000                                  0.0000

5811702                                 0.2500
529298.41                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

5811736                                 0.2500
328607.32                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

5832110                                 0.2500
343582.68                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

5860474                                 0.2500
323945.46                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.5000                                  0.3250

5868342                                 0.2500
415319.89                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

5910500                                 0.2500
338312.23                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

5939642                                 0.2500
435163.98                               0.0500
6.6250                                  0.0000
6.3750                                  0.0000
6.3250
6.3250                                  0.0000

5954144                                 0.2500
341016.24                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

5974882                                 0.2500
349607.56                               0.0500
6.6250                                  0.0000
6.3750                                  0.0000
6.3250
6.3250                                  0.0000

5986536                                 0.2500
430349.10                               0.0500
6.5000                                  0.0000
6.2500                                  0.0000
6.2000
6.2000                                  0.0000

6011052                                 0.2500
447792.26                               0.0500
6.5000                                  0.0000
6.2500                                  0.0000
6.2000
6.2000                                  0.0000

6025752                                 0.2500
352898.11                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

6030326                                 0.2500
482107.10                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

6034028                                 0.2500
362094.74                               0.0500
6.3750                                  0.0000
6.1250                                  0.0000
6.0750
6.0750                                  0.0000

6034284                                 0.2500
479659.93                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.5000                                  0.3250

6042668                                 0.2500
368190.53                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

6059592                                 0.2500
152042.98                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.5000                                  0.3250

6059668                                 0.2500
400984.96                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

6066816                                 0.2500
395109.66                               0.0500
6.6250                                  0.0000
6.3750                                  0.0000
6.3250
6.3250                                  0.0000

6067358                                 0.2500
591313.85                               0.0500
6.3750                                  0.0000
6.1250                                  0.0000
6.0750
6.0750                                  0.0000

6075420                                 0.3750
339921.85                               0.0500
7.1250                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

6075430                                 0.3750
376641.59                               0.0500
7.1250                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

6075432                                 0.5000
319682.13                               0.0500
7.2500                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

6075460                                 0.5000
584772.72                               0.0500
7.2500                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

6075466                                 0.3750
968943.76                               0.0500
7.1250                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

6075492                                 0.3750
290382.48                               0.0500
7.1250                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

6075500                                 0.3750
447667.95                               0.0500
7.1250                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

6075506                                 0.3750
437462.36                               0.0500
7.1250                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

6083722                                 0.2500
453781.15                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

6095988                                 0.2500
328448.96                               0.0500
6.6250                                  0.0000
6.3750                                  0.0000
6.3250
6.3250                                  0.0000

6110906                                 0.2500
294416.66                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

6111016                                 0.2500
459886.22                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

6114796                                 0.2500
383264.34                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

6125556                                 0.2500
380074.40                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

6136588                                 0.2500
385931.43                               0.0500
6.6250                                  0.0000
6.3750                                  0.0000
6.3250
6.3250                                  0.0000

6136638                                 0.2500
367779.05                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

6138904                                 0.2500
414032.17                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

6155402                                 0.2500
339352.17                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

6161294                                 0.2500
447476.21                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

6161320                                 0.2500
355462.59                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

6177702                                 0.5000
348685.11                               0.0500
7.1250                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

6177756                                 0.2500
376861.44                               0.0500
6.5000                                  0.0000
6.2500                                  0.0000
6.2000
6.2000                                  0.0000

6177802                                 0.2500
371650.22                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

6177808                                 0.3750
484281.32                               0.0500
6.8750                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

6188284                                 0.2500
622995.30                               0.0500
6.5000                                  0.0000
6.2500                                  0.0000
6.2000
6.2000                                  0.0000

6188360                                 0.2500
461536.87                               0.0500
6.5000                                  0.0000
6.2500                                  0.0000
6.2000
6.2000                                  0.0000

6213760                                 0.2500
460736.01                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.5000                                  0.3250

6217438                                 0.2500
338600.86                               0.0500
6.5000                                  0.0000
6.2500                                  0.0000
6.2000
6.2000                                  0.0000

6218502                                 0.2500
361652.58                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

6288764                                 0.2500
132388.54                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

6290880                                 0.2500
614109.95                               0.0500
6.6250                                  0.0000
6.3750                                  0.0000
6.3250
6.3250                                  0.0000

6290916                                 0.2500
309614.78                               0.0500
6.5000                                  0.0000
6.2500                                  0.0000
6.2000
6.2000                                  0.0000

6291550                                 0.2500
335956.51                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

6298306                                 0.2500
327934.93                               0.0500
6.5000                                  0.0000
6.2500                                  0.0000
6.2000
6.2000                                  0.0000

6309534                                 0.2500
324563.10                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.5000                                  0.3250

6312176                                 0.2500
532311.63                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

6319650                                 0.2500
455267.85                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

6322726                                 0.2500
346244.54                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

6336496                                 0.2500
628862.30                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

6340854                                 0.2500
483715.62                               0.0500
6.5000                                  0.0000
6.2500                                  0.0000
6.2000
6.2000                                  0.0000

6346226                                 0.2500
386488.51                               0.0500
6.5000                                  0.0000
6.2500                                  0.0000
6.2000
6.2000                                  0.0000

6349750                                 0.2500
507511.60                               0.0500
6.3750                                  0.0000
6.1250                                  0.0000
6.0750
6.0750                                  0.0000

6363952                                 0.2500
463762.47                               0.0500
6.5000                                  0.0000
6.2500                                  0.0000
6.2000
6.2000                                  0.0000

6369864                                 0.2500
483620.72                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

6370304                                 0.2500
328608.24                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.5000                                  0.3250

6376782                                 0.2500
387502.93                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.5000                                  0.3250

6377028                                 0.2500
380917.77                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.5000                                  0.4500

6385156                                 0.2500
365257.55                               0.0500
6.2500                                  0.0000
6.0000                                  0.0000
5.9500
5.9500                                  0.0000

6408470                                 0.2500
397079.38                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

6411922                                 0.2500
488513.93                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

6422264                                 0.2500
357329.25                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

6426458                                 0.2500
396468.32                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

6434536                                 0.2500
471054.37                               0.0500
6.8500                                  0.0000
6.6000                                  0.0000
6.5500
6.5000                                  0.0500

6472660                                 0.2500
401972.14                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

6491716                                 0.2500
492809.66                               0.0500
6.5000                                  0.0000
6.2500                                  0.0000
6.2000
6.2000                                  0.0000

6500732                                 0.5000
387309.76                               0.0500
7.0000                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

6500742                                 0.2500
364557.35                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

6500860                                 0.3750
387425.05                               0.0500
6.8750                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

6500884                                 0.5000
296810.85                               0.0500
7.1250                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

6500900                                 0.3750
371928.10                               0.0500
6.8750                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

6501606                                 0.2500
435266.82                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

6508202                                 0.7500
288964.91                               0.0500
7.2500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

6508212                                 0.7500
642531.19                               0.0500
7.3750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

6508222                                 0.5000
455454.09                               0.0500
7.0000                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

6508236                                 0.6250
680023.02                               0.0500
7.1250                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

6508240                                 0.6250
289222.15                               0.0500
7.1250                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

6508258                                 0.5000
441988.63                               0.0500
7.0000                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

6508270                                 0.5000
353300.01                               0.0500
7.0000                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

6513974                                 0.2500
167302.16                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

6514116                                 0.2500
339827.38                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

6522934                                 0.2500
510629.92                               0.0500
6.6250                                  0.0000
6.3750                                  0.0000
6.3250
6.3250                                  0.0000

6544666                                 0.2500
459826.97                               0.0500
6.5000                                  0.0000
6.2500                                  0.0000
6.2000
6.2000                                  0.0000

6565288                                 0.2500
440502.07                               0.0500
6.6250                                  0.0000
6.3750                                  0.0000
6.3250
6.3250                                  0.0000

6566846                                 0.2500
339146.71                               0.0500
6.9500                                  0.0000
6.7000                                  0.0000
6.6500
6.5000                                  0.1500

6604474                                 0.2500
334262.14                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

6604508                                 0.2500
356546.18                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

6620938                                 0.2500
358484.02                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

6624088                                 0.2500
479072.03                               0.0500
6.5000                                  0.0000
6.2500                                  0.0000
6.2000
6.2000                                  0.0000

6632768                                 0.2500
484437.73                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

6640014                                 0.2500
450688.76                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

6640102                                 0.2500
432506.06                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

6654580                                 0.5000
307878.28                               0.0500
7.0000                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

6654614                                 0.3750
331103.41                               0.0500
6.8750                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

6654636                                 0.3750
339965.62                               0.0500
6.8750                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

6662066                                 0.2500
374378.85                               0.0500
6.5000                                  0.0000
6.2500                                  0.0000
6.2000
6.2000                                  0.0000

6731264                                 0.2500
398810.06                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

6732598                                 0.2500
363197.00                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

6793290                                 0.2500
580324.91                               0.0500
6.5000                                  0.0000
6.2500                                  0.0000
6.2000
6.2000                                  0.0000

6836418                                 0.2500
652830.22                               0.0500
6.6250                                  0.0000
6.3750                                  0.0000
6.3250
6.3250                                  0.0000

Total Number of Loans:                  241

Total Original Balance:                 92,083,128.41

Total Principal Balance:                83,314,036.92

Total Original P+I:                     608,851.94

Total Current P+I:                      607,745.96

Fixed Rate Loan
Loan Number   S/S Code    Payment Type       Original Bal       Loan Feature
                          Orig Term          Principal Bal      # of Units
                          Orig Rate          Original PI        LTV
                          Net Curr           Current PI
City          State  Zip  Loan Purp          Note Date          MI Co Code
Servicer Loan #           Prop Type          First Pay Date     MI Coverage
Seller Loan   #           Occup Code         Maturity Date
Investor Loan #
1349641       736/M32     F                  209,000.00         ZZ
                          360                178,543.57         1
                          7.8750             1515.40            50
                          7.6250             1515.40
SAN FRANCISCO CA 94127    5                  08/16/93           00
010046050                 05                 10/01/93           0.0000
277534                    O                  09/01/23
0

1351572       694/998     F                  66,000.00          ZZ
                          360                56,047.54          1
                          7.3750             455.85             50
                          7.1250             455.85
AMBLER        PA 19002    2                  10/11/93           00
11429136                  05                 12/01/93           0.0000
0443603775                O                  11/01/23
0

1352562       560/560     F                  462,000.00         ZZ
                          360                390,335.71         1
                          7.2500             3151.65            70
                          7.1250             3151.65
LOS ALTOS     CA 94024    6                  09/13/93           00
221036650                 05                 11/01/93           0.0000
481937100                 O                  10/01/23
0

1352720       010/M32     F                  121,100.00         T
                          360                102,530.45         1
                          7.5000             846.75             70
                          7.2500             846.75
MAMMOTH LAKES CA 93546    1                  10/15/93           00
009711714                 01                 12/01/93           0.0000
19163823                  O                  11/01/23
0

1353900       614/M32     F                  190,000.00         ZZ
                          360                161,846.68         1
                          7.5000             1328.51            43
                          7.1250             1328.51
TOPANGA AREA  CA 90290    2                  10/20/93           00
007028780                 05                 12/01/93           0.0000
7700009488                O                  11/01/23
0

1353901       472/M32     F                  665,000.00         ZZ
                          360                539,222.73         1
                          7.5000             4649.78            70
                          7.1250             4649.78
SANTA CLARITA CA 91321    2                  10/22/93           00
007031545                 05                 12/01/93           0.0000
006000039900              O                  11/01/23
0

1353913       627/M32     F                  188,300.00         ZZ
                          360                161,665.78         1
                          7.7500             1349.00            70
                          7.3625             1349.00
LONG BEACH    CA 90807    2                  11/10/93           00
007029333                 05                 01/01/94           0.0000
23786                     O                  12/01/23
0

1353995       614/M32     F                  50,000.00          ZZ
                          360                42,553.80          1
                          7.6250             353.90             29
                          7.1250             353.90
SAN LUIS OBISPCA 93401    2                  08/26/93           00
007017809                 01                 10/01/93           0.0000
7100019159                O                  09/01/23
0

1355880       032/M32     F                  100,000.00         ZZ
                          360                85,502.95          1
                          7.6250             707.79             62
                          7.2500             707.79
SCOTTSDALE    AZ 85258    1                  11/01/93           00
001153832                 03                 01/01/94           0.0000
173202                    O                  12/01/23
0

1355884       556/998     F                  300,000.00         ZZ
                          360                255,046.35         1
                          7.5000             2097.65            74
                          7.1250             2097.65
RICHMOND      VA 23226    1                  10/01/93           00
11429396                  05                 11/01/93           0.0000
750065                    O                  10/01/23
0

1355979       450/994     F                  288,000.00         ZZ
                          360                223,293.29         1
                          7.5000             2013.74            80
                          7.1250             2013.74
MERIDIAN TOWNSMI 48823    1                  08/30/93           00
5927947902                05                 10/01/93           0.0000
2942597                   O                  09/01/23
0

1356869       356/356     F                  346,000.00         ZZ
                          360                297,057.50         1
                          7.7500             2478.79            86
                          7.5000             2478.79
FREMONT       CA 94536    2                  11/10/93           11
2122208                   05                 01/01/94           22.0000
212208                    O                  12/01/23
0

1360651       028/998     F                  165,000.00         ZZ
                          360                140,928.80         1
                          7.7500             1182.09            46
                          7.3750             1182.09
CHADDS FORD   PA 19317    5                  10/22/93           00
11433986                  05                 12/01/93           0.0000
314394                    O                  11/01/23
0

1360792       201/M32     F                  350,000.00         ZZ
                          360                297,139.74         1
                          7.3750             2417.37            85
                          7.1250             2417.37
TWP OF LONGHILNJ 07946    2                  10/20/93           10
305566051                 05                 12/01/93           12.0000
200067174                 O                  11/01/23
0

1361157       560/560     F                  364,000.00         ZZ
                          360                307,985.35         1
                          7.2500             2483.12            83
                          7.1250             2483.12
SPRINGFIELD   VA 22151    2                  10/15/93           11
221105471                 05                 12/01/93           20.0000
198926404                 O                  11/01/23
0

1361943       560/560     F                  221,600.00         ZZ
                          360                188,053.70         1
                          7.3750             1530.54            80
                          7.2500             1530.54
MITCHELLVILLE MD 20721    6                  10/19/93           00
221113913                 05                 12/01/93           0.0000
197061104                 O                  11/01/23
0

1362331       447/447     F                  546,750.00         ZZ
                          360                468,589.96         1
                          7.8750             3964.32            74
                          7.3750             3964.32
LOS ANGELES   CA 90035    5                  09/22/93           00
1369617                   05                 11/01/93           0.0000
1369617                   O                  10/01/23
0

1362446       560/560     F                  353,600.00         ZZ
                          360                301,792.76         1
                          7.5000             2472.42            80
                          7.3750             2472.42
OLNEY         MD 20832    6                  11/08/93           00
221166184                 03                 01/01/94           0.0000
197061807                 O                  12/01/23
0

1362874       246/181     F                  352,000.00         ZZ
                          360                301,322.89         1
                          7.6250             2491.44            77
                          7.3750             2491.44
CHEVY CHASE   MD 20815    2                  11/18/93           00
0000621726                05                 01/01/94           0.0000
85484                     O                  12/01/23
0

1362971       013/M32     F                  356,000.00         ZZ
                          360                304,729.46         1
                          7.8750             2581.25            80
                          7.6250             2581.25
PESCADERO     CA 94060    4                  11/17/93           00
001153782                 05                 01/01/94           0.0000
29101042                  O                  12/01/23
0

1363237       744/M32     F                  350,000.00         ZZ
                          360                301,918.00         1
                          7.8750             2537.74            73
                          7.5000             2537.74
MORGAN HILL   CA 95037    5                  12/16/93           00
007041387                 03                 02/01/94           0.0000
71004                     O                  01/01/24
0

1363309       051/M32     F                  164,250.00         ZZ
                          360                140,766.35         1
                          7.7500             1176.71            75
                          7.3750             1176.71
SIMI VALLEY ARCA 93065    1                  11/22/93           00
007030992                 05                 01/01/94           0.0000
10102890                  O                  12/01/23
0

1432644       736/M32     F                  172,400.00         ZZ
                          360                145,868.44         1
                          8.2500             1295.18            73
                          8.0000             1295.18
CHULA VISTA   CA 91910    1                  07/26/95           00
009742891                 05                 09/01/95           0.0000
440301                    O                  08/01/25
0

1432854       028/G02     F                  240,000.00         ZZ
                          360                215,090.07         1
                          8.2500             1803.04            80
                          8.0000             1803.04
WAIALUA       HI 96791    5                  09/01/95           00
0459909289                05                 11/01/95           0.0000
177605                    O                  10/01/25
0

1436269       405/943     F                  410,000.00         ZZ
                          360                367,777.86         1
                          8.2500             3080.20            76
                          8.0000             3080.20
DANVILLE      CA 94506    2                  07/12/95           00
577367959                 05                 09/01/95           0.0000
3679594                   O                  08/01/25
0

1436951       637/M32     F                  363,150.00         ZZ
                          360                324,289.81         1
                          8.0000             2664.67            90
                          7.7500             2664.67
DAVIDSONVILLE MD 21035    1                  07/25/95           14
009748146                 05                 09/01/95           25.0000
4487047                   O                  08/01/25
0

1438047       439/686     F                  360,000.00         ZZ
                          360                321,512.06         1
                          7.9500             2629.02            80
                          7.8250             2629.02
BELMONT       CA 94002    1                  07/28/95           00
7017951224                05                 10/01/95           0.0000
1795122                   O                  09/01/25
0

1439001       076/998     F                  224,100.00         ZZ
                          360                200,268.05         1
                          8.1250             1663.94            90
                          7.8750             1663.94
LITTLE ROCK   AR 72212    1                  06/21/95           12
14833882                  05                 08/01/95           25.0000
4833882                   O                  07/01/25
0

1439584       106/998     F                  300,000.00         ZZ
                          360                267,279.45         1
                          7.8750             2175.21            65
                          7.6250             2175.21
DUBLIN        OH 43017    2                  07/11/95           00
16865946                  03                 09/01/95           0.0000
9903295                   O                  08/01/25
0

1440294       670/M32     F                  610,000.00         ZZ
                          360                542,193.26         1
                          7.7500             4370.11            76
                          7.5000             4370.11
LOS ANGELES   CA 90049    2                  07/13/95           00
009754805                 05                 09/01/95           0.0000
1310812                   O                  08/01/25
0

1444050       450/G02     F                  424,000.00         ZZ
                          360                380,821.75         1
                          8.2500             3185.37            80
                          8.0000             3185.37
DARIEN        IL 60561    2                  08/25/95           00
0459907960                05                 10/01/95           0.0000
3718525                   O                  09/01/25
0

1448429       076/998     F                  275,500.00         ZZ
                          360                241,082.17         1
                          7.8750             1997.57            95
                          7.6250             1997.57
FRIENDSWOOD   TX 77546    1                  08/28/95           10
14911182                  05                 10/01/95           30.0000
4911182                   O                  09/01/25
0

1451925       560/560     F                  350,000.00         ZZ
                          360                311,589.70         1
                          7.7500             2507.44            76
                          7.5000             2507.44
LAKESIDE PARK KY 41011    1                  08/31/95           00
450214416                 05                 10/01/95           0.0000
450214416                 O                  09/01/25
0

1452332       626/943     F                  294,550.00         ZZ
                          360                265,389.34         1
                          8.2500             2212.86            80
                          8.0000             2212.86
GOLD RIVER    CA 95670    1                  10/20/95           00
626003843                 03                 12/01/95           0.0000
834440                    O                  11/01/25
0

1452513       559/943     F                  364,000.00         ZZ
                          360                33,154.98          1
                          8.0000             2670.91            80
                          7.7500             2670.91
SANTA CRUZ    CA 95060    1                  11/07/95           00
541492401                 05                 01/01/96           0.0000
0405175                   O                  12/01/25
0

1456539       686/686     F                  65,000.00          ZZ
                          360                58,332.59          1
                          8.2500             488.33             53
                          8.0000             488.33
N AURORA      IL 60542    5                  10/30/95           00
0817078074                05                 01/01/96           0.0000
30817078074               O                  12/01/25
0

1458229       822/943     F                  118,000.00         ZZ
                          360                104,763.56         1
                          7.6250             835.20             66
                          7.3750             835.20
BELFORD       NJ 07718    2                  10/26/95           00
541492277                 05                 12/01/95           0.0000
0366020246                O                  11/01/25
0

1458549       180/943     F                  375,500.00         ZZ
                          360                336,233.06         1
                          7.8750             2722.64            64
                          7.6250             2722.64
GLENELG       MD 21737    2                  12/22/95           00
541493858                 05                 02/01/96           0.0000
3940764                   O                  01/01/26
0

1458748       369/943     F                  375,000.00         ZZ
                          360                335,862.06         1
                          7.8750             2719.01            63
                          7.6250             2719.01
BAYTOWN       TX 77521    2                  11/07/95           00
541492606                 05                 01/01/96           0.0000
49306574                  O                  12/01/25
0

1459316       637/943     F                  279,000.00         ZZ
                          360                252,305.82         1
                          8.1250             2071.57            67
                          7.8750             2071.57
STATEN ISLAND NY 10312    2                  02/07/96           00
541495993                 05                 04/01/96           0.0000
4734372                   O                  03/01/26
0

1459526       670/943     F                  210,000.00         ZZ
                          360                136,260.47         1
                          8.0000             1540.91            88
                          7.7500             1540.91
BENTON        LA 71006    1                  10/31/95           21
541492800                 05                 12/01/95           25.0000
498476                    O                  11/01/25
0

1459673       670/943     F                  287,100.00         ZZ
                          360                170,005.47         1
                          7.8750             2081.68            90
                          7.6250             2081.68
LEWES         DE 19958    1                  10/30/95           11
541492850                 05                 12/01/95           25.0000
30418682                  O                  11/01/25
0

1460971       070/943     F                  258,000.00         ZZ
                          360                230,409.17         1
                          7.7500             1848.34            79
                          7.5000             1848.34
HIGHLANDS RANCCO 80126    2                  11/01/95           00
541493383                 03                 12/01/95           0.0000
5925320                   O                  11/01/25
0

1460984       070/943     F                  296,400.00         ZZ
                          360                233,910.44         1
                          7.7500             2123.45            95
                          7.5000             2123.45
NEWTOWN       PA 18940    1                  10/06/95           14
541493389                 05                 12/01/95           30.0000
6373890                   O                  11/01/25
0

1461395       144/144     F                  352,000.00         ZZ
                          360                296,922.27         1
                          8.2500             2644.46            68
                          8.0000             2644.46
BEDFORD       NY 10506    2                  11/25/92           00
16046228300000            03                 01/01/93           0.0000
160462283                 O                  12/01/22
0

1463251       514/943     F                  343,200.00         ZZ
                          360                300,330.91         1
                          8.1250             2548.25            80
                          7.8750             2548.25
TAMPA         FL 33629    1                  11/02/95           00
541493109                 05                 01/01/96           0.0000
355700                    O                  12/01/25
0

1465124       171/943     F                  328,000.00         ZZ
                          360                296,384.46         1
                          8.2500             2464.16            80
                          8.0000             2464.16
PORTLAND      OR 97212    1                  12/08/95           00
626003957                 05                 02/01/96           0.0000
37090245                  O                  01/01/26
0

1465271       526/943     F                  225,000.00         ZZ
                          360                196,141.93         1
                          8.2500             1690.35            65
                          8.0000             1690.35
INCLINE VILLAGNV 89451    5                  11/22/95           00
626003953                 05                 01/01/96           0.0000
00072672                  O                  12/01/25
0

1465470       670/943     F                  398,000.00         ZZ
                          360                355,988.98         1
                          7.7500             2851.32            73
                          7.5000             2851.32
SAN JOSE      CA 95138    1                  11/02/95           00
541493495                 05                 01/01/96           0.0000
30429382                  O                  12/01/25
0

1465492       670/943     F                  107,200.00         ZZ
                          360                96,071.21          1
                          7.8750             777.28             80
                          7.6250             777.28
HARRISBURG    PA 17112    5                  11/10/95           00
541493457                 05                 01/01/96           0.0000
30454701                  O                  12/01/25
0

1466203       560/560     F                  377,000.00         ZZ
                          360                334,972.21         1
                          7.5000             2636.04            72
                          7.2500             2636.04
ROCHESTER HILLMI 48306    1                  12/15/95           00
450296835                 05                 02/01/96           0.0000
450296835                 O                  01/01/26
0

1466720       450/943     F                  98,000.00          T
                          360                87,985.65          1
                          7.8750             710.57             70
                          7.6250             710.57
SANTA MONICA  CA 90402    1                  12/04/95           00
541493632                 01                 02/01/96           0.0000
4152682                   O                  01/01/26
0

1466920       575/943     F                  351,000.00         ZZ
                          360                317,058.36         1
                          8.2500             2636.95            90
                          8.0000             2636.95
COLUMBUS      IN 47201    1                  12/15/95           10
626004103                 03                 02/01/96           25.0000
1457332                   O                  01/01/26
0

1468802       070/943     F                  30,000.00          ZZ
                          360                26,993.25          1
                          8.0000             220.13             32
                          7.7500             220.13
RIVERVIEW     FL 33569    1                  12/04/95           00
541494116                 05                 02/01/96           0.0000
5452602                   O                  01/01/26
0

1468966       070/943     F                  414,000.00         ZZ
                          360                367,344.84         1
                          8.0000             3037.79            79
                          7.7500             3037.79
MUTTONTOWN    NY 11791    2                  12/14/95           00
541494178                 05                 02/01/96           0.0000
7888312                   O                  01/01/26
0

1469320       943/943     F                  75,000.00          ZZ
                          360                67,130.61          1
                          7.8750             543.81             69
                          7.6250             543.81
NEW YORK      NY 10023    2                  10/03/95           00
5510700305                10                 12/01/95           0.0000
5510700305                O                  11/01/25
0

1469321       943/943     F                  300,000.00         ZZ
                          360                196,250.64         1
                          7.6250             2123.39            64
                          7.3750             2123.39
KATONAH       NY 10536    1                  12/14/95           00
5511200309                05                 02/01/96           0.0000
5511200309                O                  01/01/26
0

1469339       943/943     F                  170,000.00         ZZ
                          360                151,806.05         1
                          8.0000             1247.40            78
                          7.7500             1247.40
YONKERS       NY 10701    1                  07/10/95           00
5550600127                05                 09/01/95           0.0000
5550600127                O                  08/01/25
0

1469583       560/560     F                  254,000.00         ZZ
                          360                225,965.44         1
                          8.2500             1908.22            73
                          8.0000             1908.22
BARRINGTON    IL 60010    2                  12/20/95           00
450301908                 03                 02/01/96           0.0000
450301908                 O                  01/01/26
0

1470643       491/S48     F                  251,649.17         ZZ
                          316                219,408.59         1
                          8.7500             2040.37            77
                          7.6250             2040.37
SAN LEANDRO   CA 94577    1                  10/10/95           00
4103340743                05                 01/01/96           0.0000
3340741                   O                  04/01/22
0

1470648       491/S48     F                  217,036.75         ZZ
                          299                173,003.03         1
                          9.5000             1897.80            75
                          7.6250             1897.80
SAN DIEGO     CA 92129    1                  08/24/95           00
4104633120                03                 11/01/95           0.0000
4633121                   O                  09/01/20
0

1470825       686/686     F                  60,000.00          ZZ
                          360                30,738.62          1
                          8.2500             450.77             58
                          8.0000             450.77
HOFFMAN ESTATEIL 60195    5                  12/28/95           00
0817078736                03                 03/01/96           0.0000
30817078736               O                  02/01/26
0

1471089       637/943     F                  313,000.00         ZZ
                          360                261,830.58         1
                          7.8750             2269.47            63
                          7.6250             2269.47
FRUIT HEIGHTS UT 84037    5                  01/05/96           00
541494059                 05                 03/01/96           0.0000
4617031                   O                  02/01/26
0

1471365       670/943     F                  81,000.00          ZZ
                          360                73,155.43          1
                          8.2500             608.53             72
                          8.0000             608.53
NEW ORLEANS   LA 70131    1                  12/21/95           00
541494259                 05                 02/01/96           0.0000
1074093                   O                  01/01/26
0

1471388       670/943     F                  609,950.00         ZZ
                          360                547,240.75         1
                          7.7500             4369.76            80
                          7.5000             4369.76
PACIFIC PALISACA 90272    1                  01/04/96           00
541494348                 05                 03/01/96           0.0000
5291615                   O                  02/01/26
0

1471457       670/943     F                  600,000.00         ZZ
                          360                540,486.50         1
                          8.1250             4454.99            64
                          7.8750             4454.99
HUNTINGTON BEACA 92649    5                  12/08/95           00
541494421                 05                 02/01/96           0.0000
34026959                  O                  01/01/26
0

1471473       670/943     F                  71,250.00          ZZ
                          360                64,076.19          1
                          8.0000             522.81             75
                          7.7500             522.81
PERRY         GA 31069    2                  12/30/95           00
541494427                 05                 02/01/96           0.0000
34043004                  O                  01/01/26
0

1471478       670/943     F                  482,450.00         ZZ
                          360                432,189.83         1
                          7.7500             3456.33            80
                          7.5000             3456.33
LAGUNA NIGUEL CA 92677    1                  12/19/95           00
541494435                 03                 02/01/96           0.0000
34046411                  O                  01/01/26
0

1471503       670/943     F                  464,000.00         T
                          360                408,501.93         1
                          7.8750             3364.33            80
                          7.6250             3364.33
SAN FRANCISCO CA 94117    1                  12/20/95           00
541494466                 05                 02/01/96           0.0000
34061665                  O                  01/01/26
0

1471522       670/943     F                  400,000.00         ZZ
                          360                359,665.25         1
                          8.0000             2935.06            41
                          7.7500             2935.06
ALPINE        UT 84004    5                  01/02/96           00
541494315                 05                 03/01/96           0.0000
34077812                  O                  02/01/26
0

1472063       405/943     F                  420,000.00         ZZ
                          360                377,343.06         1
                          8.0000             3081.82            61
                          7.7500             3081.82
LOS ANGELES   CA 90049    2                  11/02/95           00
577376088                 05                 01/01/96           0.0000
3760881                   O                  12/01/25
0

1472626       076/998     F                  339,500.00         ZZ
                          360                302,186.73         1
                          7.8750             2461.62            70
                          7.6250             2461.62
SWAMPSCOTT    MA 01907    5                  12/18/95           00
14622972                  05                 02/01/96           0.0000
4622972                   O                  01/01/26
0

1472729       B73/943     F                  416,000.00         ZZ
                          360                151,854.12         1
                          7.6250             2944.42            78
                          7.3750             2944.42
SANTA CRUZ    CA 95060    2                  01/04/96           00
541494103                 05                 03/01/96           0.0000
7688765                   O                  02/01/26
0

1473138       069/943     F                  455,350.00         ZZ
                          360                408,803.67         1
                          7.8750             3301.61            78
                          7.6250             3301.61
LAS VEGAS     NV 89117    2                  12/20/95           00
541494571                 05                 02/01/96           0.0000
2352071744                O                  01/01/26
0

1473192       670/943     F                  65,160.00          ZZ
                          360                58,551.53          1
                          7.8750             472.46             70
                          7.6250             472.46
BOISE         ID 83703    1                  01/05/96           00
541494329                 05                 03/01/96           0.0000
1648940                   O                  02/01/26
0

1473253       670/943     F                  148,500.00         ZZ
                          360                131,541.92         1
                          8.0000             1089.64            67
                          7.7500             1089.64
DENVER        NC 28037    2                  01/19/96           00
541494353                 05                 03/01/96           0.0000
34113576                  O                  02/01/26
0

1473554       116/116     F                  500,000.00         ZZ
                          360                447,278.71         1
                          7.5000             3496.07            79
                          7.3750             3496.07
THE WOODLANDS TX 77380    2                  02/23/96           00
091065874                 03                 04/01/96           0.0000
UNKNOWN                   O                  03/01/26
0

1473889       909/943     F                  618,750.00         ZZ
                          360                552,234.76         1
                          7.3750             4273.56            75
                          7.1250             4273.56
SAN DIEGO     CA 92037    1                  02/14/96           00
541495594                 03                 04/01/96           0.0000
6000888                   O                  03/01/26
0

1474835       074/943     F                  362,200.00         ZZ
                          360                326,598.93         1
                          8.1250             2689.33            80
                          7.8750             2689.33
ESCONDIDO     CA 92029    4                  12/20/95           00
541495583                 05                 02/01/96           0.0000
1567144756                O                  01/01/26
0

1474912       074/943     F                  338,050.00         ZZ
                          360                304,025.28         1
                          8.1250             2510.02            80
                          7.8750             2510.02
TREDYFFRIN    PA 19355    1                  11/29/95           00
541495135                 05                 01/01/96           0.0000
1500139104                O                  12/01/25
0

1474994       074/943     F                  220,400.00         ZZ
                          360                198,349.16         1
                          8.1250             1636.46            85
                          7.8750             1636.46
IRVING        TX 75063    4                  11/22/95           04
541495215                 03                 01/01/96           25.0000
1510034689                O                  12/01/25
0

1475126       074/943     F                  480,000.00         ZZ
                          360                430,298.30         1
                          7.8750             3480.34            56
                          7.6250             3480.34
SAN DIEGO     CA 92067    4                  11/17/95           00
541495233                 03                 01/01/96           0.0000
1567135212                O                  12/01/25
0

1475199       074/943     F                  396,600.00         ZZ
                          360                352,631.38         1
                          7.8750             2875.63            79
                          7.6250             2875.63
CARMEL        IN 46032    1                  12/14/95           00
541495206                 05                 02/01/96           0.0000
1581030586                O                  01/01/26
0

1475335       668/943     F                  434,000.00         ZZ
                          360                389,972.17         1
                          7.7500             3109.23            68
                          7.5000             3109.23
PLEASANTON    CA 94566    2                  02/22/96           00
541496758                 05                 04/01/96           0.0000
6325195                   O                  03/01/26
0

1476952       354/S48     F                  352,000.00         ZZ
                          360                314,844.52         1
                          7.7500             2521.77            80
                          7.5000             2521.77
PLEASANTON    CA 94566    1                  11/01/95           00
0020079091                03                 01/01/96           0.0000
20079091                  O                  12/01/25
0

1477337       354/S48     F                  350,000.00         ZZ
                          360                300,022.56         1
                          7.7500             2507.45            44
                          7.5000             2507.45
DALLAS        TX 75230    1                  12/27/95           00
0020192019                03                 02/01/96           0.0000
20192019                  O                  01/01/26
0

1477370       354/S48     F                  460,000.00         ZZ
                          360                376,331.30         1
                          7.7500             3295.50            80
                          7.5000             3295.50
TOMBALL       TX 77375    4                  01/12/96           00
0020205563                05                 03/01/96           0.0000
20205563                  O                  02/01/26
0

1477436       354/S48     F                  340,000.00         ZZ
                          360                304,015.52         1
                          7.7500             2435.80            80
                          7.5000             2435.80
GILROY        CA 95020    1                  11/10/95           00
0024072688                03                 01/01/96           0.0000
24072688                  O                  12/01/25
0

1477440       354/S48     F                  385,600.00         ZZ
                          360                346,678.43         1
                          8.1250             2863.07            80
                          7.8750             2863.07
GREENBRAE     CA 94904    1                  10/17/95           00
0024076663                05                 12/01/95           0.0000
24076663                  O                  11/01/25
0

1477754       354/S48     F                  436,200.00         ZZ
                          360                391,083.36         1
                          7.6250             3087.40            80
                          7.3750             3087.40
CAMARILLO AREACA 93012    1                  02/06/96           00
0024276974                05                 04/01/96           0.0000
24276974                  O                  03/01/26
0

1478978       686/686     F                  113,000.00         ZZ
                          360                99,865.43          1
                          7.5000             790.12             53
                          7.2500             790.12
MOUND         MN 55364    2                  01/30/96           00
0817080138                05                 04/01/96           0.0000
30817080138               O                  03/01/26
0

1480244       664/943     F                  385,000.00         ZZ
                          360                335,784.24         1
                          7.3750             2659.10            57
                          7.1250             2659.10
ROLLING HILLS CA 90274    1                  02/02/96           00
541495882                 05                 04/01/96           0.0000
2064483                   O                  03/01/26
0

1480474       670/943     F                  346,500.00         ZZ
                          360                297,772.96         1
                          7.8750             2512.37            88
                          7.6250             2512.37
SUNNYVALE     TX 75182    2                  01/17/96           10
541495732                 05                 03/01/96           25.0000
34056815                  O                  02/01/26
0

1480550       670/943     F                  440,000.00         T
                          360                351,709.37         1
                          7.7500             3152.22            80
                          7.5000             3152.22
PISMO BEACH   CA 93449    1                  01/24/96           00
541495652                 05                 03/01/96           0.0000
34130136                  O                  02/01/26
0

1480611       670/670     F                  496,000.00         ZZ
                          360                289,312.70         1
                          7.3750             3425.75            80
                          7.1250             3425.75
BRIARCLIFF MANNY 10510    1                  02/15/96           00
3124664843                05                 04/01/96           0.0000
12466484                  O                  03/01/26
0

1480678       765/943     F                  153,900.00         ZZ
                          360                136,221.35         1
                          8.0000             1129.27            95
                          7.7500             1129.27
CHINO         CA 91710    2                  02/08/96           11
541495970                 05                 04/01/96           30.0000
312512                    O                  03/01/26
0

1480792       637/943     F                  345,000.00         ZZ
                          360                304,153.88         1
                          7.8750             2501.49            70
                          7.6250             2501.49
SANDY         UT 84092    1                  01/30/96           00
541495376                 05                 03/01/96           0.0000
4870192                   O                  02/01/26
0

1481042       822/943     F                  77,000.00          ZZ
                          360                68,427.48          1
                          7.5000             538.40             70
                          7.2500             538.40
WHITEHALL     PA 18052    2                  12/15/95           00
541495577                 05                 02/01/96           0.0000
0116026804                O                  01/01/26
0

1481273       447/943     F                  244,000.00         ZZ
                          360                211,609.46         1
                          7.8750             1769.17            80
                          7.6250             1769.17
ANDOVER       MA 01810    1                  01/31/96           00
541496132                 05                 03/01/96           0.0000
2061565                   O                  02/01/26
0

1481291       447/943     F                  219,900.00         ZZ
                          360                195,947.49         1
                          7.3750             1518.80            77
                          7.1250             1518.80
CARY          NC 27513    1                  01/19/96           00
541496152                 03                 03/01/96           0.0000
2069005                   O                  02/01/26
0

1482494       822/943     F                  275,000.00         ZZ
                          360                247,367.30         1
                          7.8750             1993.95            80
                          7.6250             1993.95
CLARKSBURG    NJ 08510    2                  02/07/96           00
541495856                 05                 04/01/96           0.0000
0366019784                O                  03/01/26
0

1483074       686/686     F                  79,000.00          ZZ
                          360                44,762.94          1
                          7.7000             563.24             61
                          7.4500             563.24
MIAMI         FL 33175    2                  02/16/96           00
0817153786                05                 04/01/96           0.0000
30817153786               O                  03/01/26
0

1483086       686/686     F                  262,500.00         ZZ
                          360                235,089.61         1
                          7.6000             1853.45            75
                          7.3500             1853.45
YONKERS       NY 10701    1                  02/26/96           00
0817184146                05                 04/01/96           0.0000
30817184146               O                  03/01/26
0

1483099       686/686     F                  25,000.00          ZZ
                          360                8,609.76           1
                          8.0000             183.45             31
                          7.7500             183.45
ST CLAIR SHOREMI 48082    5                  02/22/96           00
0817097538                05                 04/01/96           0.0000
30817097538               O                  03/01/26
0

1483110       686/686     F                  55,000.00          ZZ
                          360                49,241.19          1
                          7.6500             390.24             47
                          7.4000             390.24
WORTH         IL 60482    1                  02/28/96           00
0817065303                05                 04/01/96           0.0000
30817065303               O                  03/01/26
0

1483857       354/S48     F                  409,492.00         ZZ
                          360                340,712.90         1
                          7.5000             2863.23            69
                          7.2500             2863.23
LAS VEGAS     NV 89117    2                  01/30/96           00
0001360155                05                 03/01/96           0.0000
1360155                   O                  02/01/26
0

1485612       E45/943     F                  81,500.00          ZZ
                          360                73,983.50          1
                          8.2500             612.28             55
                          8.0000             612.28
CITRA         FL 32113    2                  04/05/96           00
541497693                 05                 06/01/96           0.0000
UNKNOWN                   O                  05/01/26
0

1485744       976/943     F                  242,000.00         ZZ
                          360                216,817.82         1
                          7.6250             1712.87            75
                          7.3750             1712.87
SPRING        TX 77379    2                  02/12/96           00
541496663                 03                 04/01/96           0.0000
498683                    O                  03/01/26
0

1487232       670/943     F                  350,000.00         ZZ
                          360                314,147.12         1
                          7.7500             2507.44            65
                          7.5000             2507.44
CHAPPAQUA     NY 10514    2                  01/30/96           00
541497067                 05                 04/01/96           0.0000
1446278                   O                  03/01/26
0

1487254       670/074     F                  380,000.00         ZZ
                          360                287,480.25         1
                          7.8750             2755.27            74
                          7.6250             2755.27
STAMFORD      CT 06902    2                  02/29/96           00
3124599504                05                 05/01/96           0.0000
12459950                  O                  04/01/26
0

1487277       670/943     F                  62,000.00          ZZ
                          360                53,614.22          1
                          8.1250             460.35             60
                          7.8750             460.35
VOORHEES      NJ 08043    5                  03/06/96           00
541497081                 05                 05/01/96           0.0000
34053212                  O                  04/01/26
0

1488545       617/S48     F                  218,700.00         ZZ
                          360                188,732.02         1
                          8.0000             1604.75            40
                          7.7500             1604.75
ACCOKEEK      MD 20607    2                  11/29/95           00
0102416583                05                 01/01/96           0.0000
241658                    O                  12/01/25
0

1489444       670/943     F                  113,400.00         ZZ
                          360                102,310.65         1
                          8.0000             832.09             66
                          7.7500             832.09
LANCASTER     PA 17601    1                  02/28/96           00
541497337                 05                 04/01/96           0.0000
34208429                  O                  03/01/26
0

1489625       685/943     F                  376,000.00         ZZ
                          360                341,175.78         1
                          8.2500             2824.76            79
                          8.0000             2824.76
LOS ANGELES   CA 90043    2                  03/26/96           00
541497452                 05                 05/01/96           0.0000
103689                    O                  04/01/26
0

1493352       F45/998     F                  132,000.00         ZZ
                          360                118,941.40         1
                          8.1250             980.10             80
                          7.8750             980.10
WANTAGH       NY 11793    1                  02/23/96           00
8012916972                05                 04/01/96           0.0000
763276                    O                  03/01/26
0

1494311       181/181     F                  310,275.00         ZZ
                          360                277,842.70         1
                          7.5000             2169.49            75
                          7.2500             2169.49
BOWIE         MD 20721    1                  03/20/96           00
0005060001                05                 05/01/96           0.0000
5060001                   O                  04/01/26
0

1494332       A50/074     F                  400,000.00         ZZ
                          360                362,707.52         1
                          8.1250             2969.99            88
                          7.8750             2969.99
HOOVER        AL 35242    2                  04/05/96           04
0909813106                05                 06/01/96           25.0000
14197                     O                  05/01/26
0

1495356       491/S48     F                  227,295.06         ZZ
                          338                202,036.76         1
                          8.2500             1733.75            78
                          8.0000             1733.75
LOS ANGELES   CA 91304    2                  01/29/96           00
4400685709                05                 04/01/96           0.0000
685704                    O                  05/01/24
0

1495895       670/074     F                  330,000.00         ZZ
                          360                192,698.96         1
                          7.6250             2335.72            75
                          7.3750             2335.72
MINNEAPOLIS   MN 55409    1                  03/29/96           00
1690381018                05                 05/01/96           0.0000
34192174                  O                  04/01/26
0

1495947       670/G02     F                  116,000.00         ZZ
                          360                104,401.98         1
                          7.8750             841.09             80
                          7.6250             841.09
SPOKANE       WA 99223    5                  03/08/96           00
0459931713                05                 05/01/96           0.0000
34242767                  O                  04/01/26
0

1496002       670/074     F                  368,000.00         ZZ
                          360                327,627.64         1
                          7.7500             2636.40            79
                          7.5000             2636.40
SAN ANTONIO   TX 78232    2                  01/30/96           00
1690381073                05                 03/01/96           0.0000
30153611                  O                  02/01/26
0

1496317       074/074     F                  352,000.00         ZZ
                          360                308,713.28         1
                          7.6250             2491.44            80
                          7.3750             2491.44
DEL MAR       CA 92014    1                  02/05/96           00
1690381222                05                 04/01/96           0.0000
1567148768                O                  03/01/26
0

1499086       F45/998     F                  45,000.00          ZZ
                          360                38,915.63          1
                          7.5000             314.65             70
                          7.2500             314.65
MORRISTOWN    NJ 07960    1                  06/30/94           00
8012867290                01                 08/01/94           0.0000
406108                    O                  07/01/24
0

1513325       A13/G02     F                  285,000.00         ZZ
                          360                256,993.44         1
                          8.0000             2091.23            75
                          7.7500             2091.23
ST LOUIS      MO 63121    2                  02/20/96           00
0459956082                05                 04/01/96           0.0000
960008742                 O                  03/01/26
0

1515775       626/943     F                  384,000.00         ZZ
                          360                342,453.22         1
                          8.2500             2884.87            80
                          8.0000             2884.87
EL DORADO HILLCA 95762    1                  07/12/96           00
626000336                 05                 09/01/96           0.0000
0637672                   O                  08/01/26
0

1516658       074/G06     F                  343,900.00         ZZ
                          360                289,022.33         1
                          8.1250             2553.45            74
                          7.8750             2553.45
WASHINGTON    DC 20015    2                  04/11/96           00
0655491173                07                 06/01/96           0.0000
1500198996                O                  05/01/26
0

1516689       074/G06     F                  460,700.00         ZZ
                          360                411,828.81         1
                          7.3750             3181.95            80
                          7.1250             3181.95
COLLEYVILLE   TX 76034    2                  03/07/96           00
0655491330                03                 05/01/96           0.0000
1507105097                O                  04/01/26
0

1517138       074/G06     F                  336,855.33         ZZ
                          360                303,542.47         1
                          8.0000             2471.73            78
                          7.7500             2471.73
BOCA RATON    FL 33496    2                  01/31/96           00
0655492718                03                 03/01/96           0.0000
11400153                  O                  02/01/26
0

1531651       696/G02     F                  207,000.00         ZZ
                          360                188,465.90         1
                          8.0000             1518.89            79
                          7.7500             1518.89
ALEXANDRIA    VA 22314    1                  09/30/96           00
0430050955                09                 11/01/96           0.0000
2268402                   O                  10/01/26
0

1591220       H39/G06     A                  77,000.00          ZZ
                          360                71,368.00          1
                          11.8000            780.20             21
                          7.9000             590.53
ST. PAUL      MN 55105    5                  01/16/97           00
0690015581                05                 03/01/97           0.0000
972009                    O                  02/01/27
0

1591221       H39/G06     A                  45,000.00          ZZ
                          240                36,494.04          1
                          12.0000            495.49             57
                          7.9000             392.53
COTTAGE GROVE MN 55016    5                  03/24/97           00
0690017660                05                 05/01/97           0.0000
972046                    O                  04/01/17
0

1645752       429/S48     F                  152,000.00         ZZ
                          308                137,645.39         1
                          7.5000             1113.46            91
                          7.1250             1113.46
ORLANDO       FL 32818    1                  10/01/98           04
0030549329                03                 12/01/98           25.0000
30549329                  O                  07/01/24
0

1646061       429/S48     F                  62,550.00          ZZ
                          333                55,679.86          1
                          7.8750             452.05             90
                          7.5000             452.05
COOKEVILLE    TN 38501    1                  01/27/98           04
0030666503                05                 03/01/98           25.0000
30666503                  O                  11/01/25
0

1646207       429/S48     F                  124,850.00         ZZ
                          335                111,424.44         1
                          7.6250             879.64             90
                          7.2500             879.64
GRAND BLANC   MI 48439    1                  03/23/98           12
0030673798                05                 05/01/98           25.0000
30673798                  O                  03/01/26
0

1692053       976/998     F                  107,200.00         ZZ
                          360                90,355.63          1
                          8.0000             786.60             80
                          7.7500             786.60
SEAT PLEASANT MD 20743    5                  12/19/97           00
13976061                  05                 02/01/98           0.0000
5147077                   N                  01/01/28
0

1709761       687/G02     F                  53,900.00          ZZ
                          360                50,031.85          1
                          8.2500             404.93             83
                          8.0000             404.93
PITTSBURGH    PA 15235    2                  04/16/98           11
0430774570                05                 06/01/98           20.0000
1669451                   N                  05/01/28
0

1726655       E22/G02     F                  105,900.00         T
                          360                79,078.54          1
                          7.6250             749.55             64
                          7.3750             749.55
BOULDER       CO 80301    1                  03/27/98           00
0410759278                03                 05/01/98           0.0000
410759278                 O                  04/01/28
941551857

1755261       907/G02     F                  584,000.00         ZZ
                          360                543,791.41         1
                          7.8750             4234.41            79
                          7.6250             4234.41
GLEN COVE     NY 11542    5                  08/18/98           00
0430991240                05                 10/01/98           0.0000
10003041                  O                  09/01/28
0

1764667       896/G02     F                  60,000.00          ZZ
                          360                54,977.50          1
                          7.7500             429.85             64
                          7.5000             429.85
COMMERCE      GA 30529    2                  07/22/98           00
0430957043                05                 09/01/98           0.0000
14701                     O                  08/01/28
0

1772641       E09/G02     F                  65,600.00          ZZ
                          360                61,389.22          1
                          7.8750             475.65             80
                          7.6250             475.65
HENDERSON     NV 89014    1                  07/02/98           00
0430905463                01                 09/01/98           0.0000
01003312                  O                  08/01/28
941559823

1779224       E22/G02     F                  63,750.00          ZZ
                          360                59,370.99          1
                          7.6250             451.22             85
                          7.3750             451.22
TAMPA         FL 33612    5                  06/30/98           04
0410921910                05                 08/01/98           12.0000
410921910                 O                  07/01/28
0

1780944       E22/G02     F                  65,000.00          ZZ
                          360                60,708.34          1
                          7.7500             465.67             62
                          7.5000             465.67
MESA          AZ 85204    1                  07/24/98           00
0410931786                05                 09/01/98           0.0000
410931786                 O                  08/01/28
0

1782064       E22/G02     F                  144,800.00         T
                          360                135,098.56         1
                          8.0000             1062.49            80
                          7.7500             1062.49
BOCA RATON    FL 33434    1                  07/13/98           00
0410871982                03                 09/01/98           0.0000
410871982                 O                  08/01/28
0

1783461       765/G02     F                  70,000.00          ZZ
                          360                52,446.72          1
                          8.0000             513.64             74
                          7.7500             513.64
LIVINGSTON    CA 95334    5                  07/20/98           00
0430954941                05                 09/01/98           0.0000
334483                    O                  08/01/28
0

1783804       907/G02     F                  48,450.00          ZZ
                          360                45,080.64          1
                          7.8750             351.30             85
                          7.6250             351.30
BLOOMSBURG    PA 17815    5                  07/24/98           10
0430965202                05                 09/01/98           12.0000
00                        O                  08/01/28
0

1783972       369/G02     F                  99,250.00          ZZ
                          360                86,318.31          1
                          7.8750             719.64             80
                          7.6250             719.64
RALEIGH       NC 27604    1                  06/30/98           00
0430981993                03                 08/01/98           0.0000
0061689642                O                  07/01/28
0

1784297       E22/G02     F                  82,400.00          ZZ
                          360                76,765.35          1
                          7.5000             576.15             80
                          7.2500             576.15
SACRAMENTO    CA 95823    2                  07/24/98           00
0410947196                05                 09/01/98           0.0000
410947196                 O                  08/01/28
0

1784499       E22/G02     F                  67,500.00          ZZ
                          360                63,257.72          2
                          8.0000             495.29             57
                          7.7500             495.29
CHICAGO       IL 60651    5                  07/21/98           00
0410912521                05                 09/01/98           0.0000
410912521                 O                  08/01/28
0

1784524       E22/G02     F                  65,800.00          ZZ
                          360                61,839.55          1
                          8.2500             494.33             94
                          8.0000             494.33
HIGHLANDS     NJ 07732    1                  07/27/98           04
0410941843                01                 09/01/98           30.0000
410941843                 O                  08/01/28
0

1786215       225/447     F                  94,500.00          ZZ
                          360                86,876.30          1
                          8.2500             709.95             90
                          8.0000             709.95
MARYSVILLE    WA 98271    1                  11/24/97           10
3861959                   05                 01/01/98           25.0000
8077284                   N                  12/01/27
0

1786576       E22/G02     F                  110,700.00         ZZ
                          360                103,546.63         1
                          7.8750             802.65             90
                          7.6250             802.65
ELGIN         TX 78621    1                  08/05/98           04
0410988737                05                 09/01/98           25.0000
410988737                 O                  08/01/28
0

1789145       H11/G02     F                  91,800.00          ZZ
                          360                85,605.93          1
                          7.7500             657.67             90
                          7.5000             657.67
DUMFRIES      VA 22026    1                  08/26/98           12
0431004027                09                 10/01/98           25.0000
9800366                   N                  09/01/28
0

1789206       559/G02     F                  101,600.00         ZZ
                          360                95,349.49          1
                          8.2500             763.29             80
                          8.0000             763.29
MEMPHIS       TN 38125    1                  07/15/98           00
0431006063                05                 09/01/98           0.0000
5482195                   N                  08/01/28
0

1790282       E22/G02     F                  100,800.00         ZZ
                          360                94,614.18          1
                          8.1250             748.44             95
                          7.8750             748.44
CORPUS CHRISTITX 78413    1                  08/10/98           04
0410999684                05                 10/01/98           30.0000
410999684                 O                  09/01/28
0

1790450       180/G02     F                  87,120.00          ZZ
                          360                80,815.20          1
                          8.0000             639.26             80
                          7.7500             639.26
LITTLE RIVER  DC 20566    1                  07/29/98           00
0430992271                01                 09/01/98           0.0000
0012685319                O                  08/01/28
0

1790961       E22/G02     F                  256,000.00         ZZ
                          360                240,325.77         1
                          8.2500             1923.24            80
                          8.0000             1923.24
AUSTIN        TX 78739    2                  08/11/98           00
0411004674                05                 10/01/98           0.0000
411004674                 O                  09/01/28
0

1791480       225/447     F                  275,000.00         ZZ
                          360                251,940.28         1
                          7.8750             1993.95            55
                          7.6250             1993.95
BALDWIN       NY 11510    5                  07/10/98           00
3837260                   05                 09/01/98           0.0000
7019553                   O                  08/01/28
0

1794183       E22/G02     F                  71,700.00          ZZ
                          360                64,344.02          1
                          7.3750             495.21             95
                          7.1250             495.21
MCALLEN       TX 78501    1                  08/14/98           04
0410991103                03                 10/01/98           30.0000
410991103                 O                  09/01/28
0

1794697       A46/G02     F                  140,800.00         ZZ
                          360                124,345.60         1
                          7.8750             1020.90            80
                          7.6250             1020.90
HOUSTON       TX 77065    1                  08/04/98           00
0430998088                03                 10/01/98           0.0000
000                       O                  09/01/28
0

1795055       907/G02     F                  88,200.00          ZZ
                          360                81,502.01          1
                          7.6250             624.27             44
                          7.3750             624.27
FRANKLIN      MA 02038    5                  08/21/98           00
0430994459                05                 10/01/98           0.0000
10002870                  O                  09/01/28
0

1795547       225/447     F                  87,200.00          ZZ
                          360                81,690.64          1
                          7.8750             632.27             78
                          7.6250             632.27
HAMDEN        CT 06517    2                  08/03/98           00
3837435                   05                 10/01/98           0.0000
7025178                   O                  09/01/28
0

1797653       E22/G02     F                  285,000.00         ZZ
                          360                266,768.82         1
                          7.8750             2066.45            66
                          7.6250             2066.45
LONGMONT      CO 80503    5                  08/18/98           00
0411005465                05                 10/01/98           0.0000
411005465                 O                  09/01/28
0

1808985       593/447     F                  104,300.00         ZZ
                          323                90,999.99          1
                          8.2500             805.20             85
                          8.0000             805.20
BLACKFOOT     ID 83221    1                  11/28/95           04
2876354                   05                 02/01/96           17.0000
5157813                   O                  12/01/22
0

1825523       623/985     F                  400,000.00         ZZ
                          360                342,714.30         1
                          7.3750             2762.70            48
                          7.1250             2762.70
CHICAGO       IL 60601    5                  08/21/98           00
0200825099                01                 10/01/98           0.0000
1097124                   O                  09/01/28
0

1843637       M10/G02     F                  61,000.00          ZZ
                          360                57,069.77          1
                          8.1250             452.92             49
                          7.8750             452.92
MIAMI         FL 33193    5                  11/24/98           00
0431124775                05                 01/01/99           0.0000
080479                    O                  12/01/28
0

1845243       907/G02     F                  388,000.00         ZZ
                          360                364,711.73         3
                          7.7500             2779.68            80
                          7.5000             2779.68
BROOKLYN      NY 11218    5                  12/18/98           00
0431179282                05                 02/01/99           0.0000
1845243                   O                  01/01/29
0

1854310       638/G01     F                  136,000.00         ZZ
                          360                127,050.60         1
                          7.6250             962.60             80
                          7.3750             962.60
OCEANSIDE     CA 92054    5                  11/23/98           00
0431134451                05                 01/01/99           0.0000
08800644                  O                  12/01/28
0

1861321       L38/T18     F                  165,300.00         ZZ
                          360                154,687.57         1
                          7.3750             1141.69            95
                          7.1250             1141.69
LEXINGTON     SC 29072    2                  01/25/99           12
0007965387                05                 03/01/99           30.0000
245051463                 O                  02/01/29
0

1870328       J95/J95     F                  278,000.00         ZZ
                          360                260,151.86         1
                          7.5000             1943.82            80
                          7.2500             1943.82
BURBANK       CA 91506    2                  12/04/98           00
0013762224                05                 02/01/99           0.0000
0013762224                O                  01/01/29
0

1877379       E22/G02     F                  27,300.00          ZZ
                          360                25,407.33          1
                          7.6250             193.23             70
                          7.3750             193.23
EUFAULA       OK 74432    1                  01/29/99           00
0411221559                05                 03/01/99           0.0000
411221559                 O                  02/01/29
0

1880007       560/560     F                  27,000.00          ZZ
                          360                25,279.10          1
                          8.0000             198.12             90
                          7.7500             198.12
ALLENTOWN     PA 18102    1                  07/16/98           21
497358903                 07                 09/01/98           25.0000
497358903                 O                  08/01/28
0

1883244       E22/G02     F                  21,200.00          ZZ
                          360                18,951.24          1
                          7.7500             151.88             80
                          7.5000             151.88
SEABROOK      TX 77586    1                  02/02/99           00
0411257447                01                 03/01/99           0.0000
411257447                 O                  02/01/29
0

1884570       163/U57     F                  88,230.00          ZZ
                          360                80,761.66          1
                          8.0000             647.40             102
                          7.7025             647.40
HOOKS         TX 75561    1                  07/25/97           00
0655482347                05                 09/01/97           0.0000
215773387                 O                  08/01/27
0

1884571       163/G61     F                  62,955.00          ZZ
                          360                51,694.16          1
                          7.5000             440.19             90
                          7.2025             440.19
LAS VEGAS     NV 89110    1                  07/28/97           00
0001874916                01                 09/01/97           0.0000
215779491                 O                  08/01/27
0

1893483       H37/G02     F                  85,800.00          ZZ
                          360                77,042.78          1
                          7.6250             607.29             90
                          7.3750             607.29
BEAR          DE 19701    1                  04/26/99           14
0431333657                05                 06/01/99           25.0000
1893483                   N                  05/01/29
0

1899760       Q89/G01     F                  81,123.83          ZZ
                          328                75,207.72          1
                          7.5000             582.49             66
                          7.2500             582.49
MIAMI         FL 33134    1                  04/08/99           00
0430033555                05                 06/01/99           0.0000
1526954                   O                  09/01/26
0

1905887       J95/J95     F                  246,750.00         ZZ
                          360                219,570.27         1
                          7.3750             1704.24            68
                          7.1250             1704.24
PERRIS AREA   CA 92570    1                  03/24/99           00
0014332548                05                 05/01/99           0.0000
0014332548                O                  04/01/29
0

1907707       638/G02     F                  49,500.00          ZZ
                          360                46,940.96          1
                          8.2500             371.88             90
                          8.0000             371.88
WILMINGTON    DE 19802    1                  04/22/99           10
0431317742                07                 06/01/99           25.0000
8879792                   N                  05/01/29
0

1915710       A75/G02     F                  32,500.00          ZZ
                          360                30,567.06          1
                          7.3750             224.47             65
                          7.1250             224.47
CAMDEN        NJ 08104    5                  05/13/99           00
0431347939                07                 07/01/99           0.0000
9601010807                N                  06/01/29
0

1921960       225/U57     F                  40,500.00          ZZ
                          360                38,333.33          4
                          8.2500             304.26             90
                          7.8750             304.26
ST LOUIS      MO 63115    1                  06/04/99           11
0655485548                05                 08/01/99           25.0000
7137052                   N                  07/01/29
0

1922738       Q85/G02     F                  172,500.00         ZZ
                          360                164,199.28         1
                          8.2500             1295.93            75
                          8.0000             1295.93
WASHINGTON    DC 20003    5                  07/27/99           00
0431417849                07                 09/01/99           0.0000
1922738                   O                  08/01/29
0

1925488       462/U57     F                  154,700.00         ZZ
                          360                120,394.76         1
                          7.6250             1094.96            70
                          7.3750             1094.96
SUGARLAND     TX 77479    1                  05/25/99           00
0655484111                03                 07/01/99           0.0000
0006997704                O                  06/01/29
0

1927114       P16/G02     F                  52,000.00          ZZ
                          360                46,717.74          1
                          7.8750             377.04             60
                          7.6250             377.04
HOUSTON       TX 77088    2                  07/29/99           00
0431411719                03                 09/01/99           0.0000
50002426                  O                  08/01/29
0

1929672       623/985     F                  81,600.00          ZZ
                          360                77,093.33          1
                          8.1250             605.88             85
                          7.8750             605.88
OAKLEY        MI 48649    2                  01/25/99           10
0200741973                05                 03/01/99           12.0000
1218521                   O                  02/01/29
0

1929683       623/994     F                  37,800.00          ZZ
                          360                31,575.23          1
                          7.8750             274.08             85
                          7.6250             274.08
BENTON HARBOR MI 49022    5                  08/13/98           10
5965311169                05                 10/01/98           12.0000
1100750                   O                  09/01/28
0

1931421       G52/G02     F                  34,700.00          ZZ
                          360                32,915.63          1
                          7.8750             251.60             76
                          7.6250             251.60
PHOENIX       AZ 85012    2                  07/19/99           00
0431397066                01                 09/01/99           0.0000
98505644                  O                  08/01/29
0

1932724       K15/G02     F                  66,400.00          ZZ
                          360                63,102.05          2
                          8.2500             498.84             80
                          8.0000             498.84
CLEVELAND     OH 44111    5                  06/11/99           00
0431432137                05                 08/01/99           0.0000
028705405131              O                  07/01/29
0

1932814       183/G02     F                  97,500.00          ZZ
                          360                92,723.12          4
                          8.2500             732.49             75
                          8.0000             732.49
BARRE         VT 05641    2                  07/27/99           00
0431402726                05                 09/01/99           0.0000
800116825                 O                  08/01/29
0

1935054       A50/074     F                  50,000.00          ZZ
                          360                47,276.48          1
                          7.8750             362.53             66
                          7.6250             362.53
SALEM         AL 36874    5                  06/30/99           00
0910034173                27                 08/01/99           0.0000
700117                    O                  07/01/29
0

1935058       637/G02     F                  115,100.00         ZZ
                          360                107,796.29         1
                          7.6250             814.67             72
                          7.3750             814.67
IRVINE        KY 40336    5                  07/16/99           00
0431417765                05                 09/01/99           0.0000
0018668533                O                  08/01/29
0

1938030       E45/G02     F                  368,000.00         ZZ
                          360                349,857.33         1
                          8.0000             2700.25            80
                          7.7500             2700.25
ST MARYS      GA 31558    2                  08/19/99           00
0431436278                03                 10/01/99           0.0000
49404                     O                  09/01/29
0

1951947       225/447     F                  172,000.00         ZZ
                          360                163,705.60         1
                          8.1250             1277.10            74
                          7.8750             1277.10
CLIFTON TOWNSHPA 18424    2                  08/25/99           00
3843272                   05                 10/01/99           0.0000
7150073                   O                  09/01/29
0

1953590       F18/G02     F                  96,000.00          ZZ
                          360                91,319.12          1
                          8.0000             704.42             80
                          7.7500             704.42
RICHMOND      CA 94804    2                  10/15/99           00
0431614478                05                 12/01/99           0.0000
R02222                    N                  11/01/29
0

2654200       G75/E86     F                  73,950.00          ZZ
                          360                62,830.89          1
                          8.0000             542.62             85
                          7.7500             542.62
GLOUCESTER    NJ 08021    2                  04/03/98           12
0003476062                07                 06/01/98           25.0000
03476062                  O                  05/01/28
0

2665565       387/M32     F                  198,400.00         ZZ
                          360                183,207.07         1
                          7.5000             1387.24            80
                          7.2500             1387.24
GLENDALE      AZ 85310    1                  07/01/98           00
306631788                 05                 08/01/98           0.0000
0001476340                O                  07/01/28
0

2665803       286/286     F                  96,450.00          T
                          360                90,017.82          1
                          7.7500             690.98             67
                          7.5000             690.98
EDENTON       NC 27932    1                  06/30/98           00
8729371                   05                 08/01/98           0.0000
0008729371                O                  07/01/28
0

2665818       286/286     F                  162,600.00         ZZ
                          360                151,486.03         1
                          7.7500             1164.89            75
                          7.5000             1164.89
DELRAY BEACH  FL 33345    1                  05/28/98           00
8744039                   03                 07/01/98           0.0000
0008744039                O                  06/01/28
0

2665890       286/286     F                  136,500.00         ZZ
                          360                127,761.58         1
                          8.0000             1001.59            75
                          7.7500             1001.59
EDGERTON      KS 66021    1                  06/12/98           00
8971301                   05                 08/01/98           0.0000
0008971301                O                  07/01/28
0

2665950       286/286     F                  73,800.00          ZZ
                          240                62,327.01          1
                          8.2500             628.83             86
                          8.0000             628.83
VIRGINIA BEACHVA 23456    2                  07/06/98           04
9034966                   05                 09/01/98           19.0000
0009034966                O                  08/01/18
0

2668765       G75/E86     F                  69,300.00          ZZ
                          360                65,037.18          1
                          8.1250             514.56             90
                          7.8750             514.56
KNOXVILLE     TN 37922    1                  07/31/98           14
0003606196                05                 09/01/98           25.0000
03606196                  N                  08/01/28
0

2670068       387/M32     F                  126,000.00         ZZ
                          360                103,569.54         1
                          7.7500             902.68             68
                          7.5000             902.68
DOLORES       CO 81323    5                  07/31/98           00
306632040                 05                 09/01/98           0.0000
0001463421                O                  08/01/28
0

2670092       387/M32     F                  96,000.00          ZZ
                          360                82,765.22          1
                          8.0000             704.41             80
                          7.7500             704.41
AUBURN        WA 98092    1                  07/29/98           00
306632593                 01                 09/01/98           0.0000
0001482579                O                  08/01/28
0

2745654       E22/G02     F                  122,000.00         ZZ
                          360                114,481.26         1
                          7.5000             853.04             08
                          7.2500             853.04
TIMMONSVILLE  SC 29161    2                  02/11/99           00
0411281264                05                 04/01/99           0.0000
0411281264                O                  03/01/29
0

2795433       E22/G02     F                  28,800.00          ZZ
                          360                27,318.21          1
                          8.2500             216.36             80
                          8.0000             216.36
INDEPENDENCE  MO 64050    1                  04/29/99           00
0411410988                05                 06/01/99           0.0000
0411410988                O                  05/01/29
0

2799057       526/686     F                  33,300.00          ZZ
                          360                31,459.05          1
                          8.0000             244.35             90
                          7.7500             244.35
MCKINNEY      TX 75069    1                  03/19/99           04
6103645955                05                 05/01/99           25.0000
0364595                   N                  04/01/29
0

2799181       526/686     F                  35,000.00          ZZ
                          360                33,012.16          1
                          7.7500             250.75             49
                          7.5000             250.75
GLENDALE      AZ 85301    5                  03/11/99           00
6103646839                05                 05/01/99           0.0000
0364683                   N                  04/01/29
0

2835427       074/G06     F                  44,650.00          ZZ
                          360                41,612.52          1
                          8.1250             331.53             95
                          7.8750             331.53
MIAMI         FL 33143    1                  04/22/99           11
0655491579                01                 06/01/99           30.0000
1589322778                O                  05/01/29
0

2836099       354/S48     F                  45,000.00          ZZ
                          360                42,414.33          1
                          7.5000             314.65             75
                          7.2500             314.65
SAN ANTONIO   TX 78228    1                  05/12/99           00
0028137149                05                 07/01/99           0.0000
0028137149                O                  06/01/29
0

2844589       526/686     F                  40,000.00          ZZ
                          360                37,728.40          1
                          8.1250             297.00             49
                          7.8750             297.00
NESKOWIN      OR 97149    5                  06/02/99           00
6103685498                01                 07/01/99           0.0000
0368549                   N                  06/01/29
0

2844600       526/686     F                  41,400.00          ZZ
                          360                37,073.07          1
                          7.8750             300.18             90
                          7.5880             300.18
HOUSTON       TX 77057    1                  04/28/99           12
6103692593                06                 06/01/99           25.0000
0369259                   O                  05/01/29
0

2848001       461/461     F                  140,000.00         ZZ
                          360                131,854.17         1
                          7.5000             978.91             70
                          7.2500             978.91
NEWARK        CA 94560    5                  05/26/99           00
9022604052                05                 08/01/99           0.0000
9022604052                O                  07/01/29
0

2858965       976/G02     F                  123,750.00         ZZ
                          360                116,247.57         1
                          7.7500             886.57             75
                          7.5000             886.57
LADOGA        IN 47954    5                  07/09/99           00
0655444354                05                 09/01/99           0.0000
5782349                   O                  08/01/29
0

2859122       976/G02     F                  143,500.00         ZZ
                          360                136,120.70         1
                          7.8750             1040.48            74
                          7.6250             1040.48
ESCONDIDO     CA 92027    1                  07/07/99           00
0655441871                05                 09/01/99           0.0000
5436291                   O                  08/01/29
0

2860333       E22/G02     F                  86,450.00          ZZ
                          360                79,106.12          4
                          8.0000             634.34             65
                          7.7500             634.34
SAN ANTONIO   TX 78239    5                  07/20/99           00
0411500366                05                 09/01/99           0.0000
0411500366                N                  08/01/29
0

2878296       623/G02     F                  77,000.00          ZZ
                          360                72,863.48          1
                          7.6250             545.00             68
                          7.3750             545.00
SAINT CLAIR SHMI 48081    2                  07/21/99           00
0431433952                05                 09/01/99           0.0000
1361687                   O                  08/01/29
0

2895272       074/074     F                  126,550.00         ZZ
                          360                119,648.58         1
                          7.5000             884.86             80
                          7.2500             884.86
APACHE JUNCTIOAZ 85219    1                  08/04/99           00
1569253253                03                 10/01/99           0.0000
1569253253                O                  09/01/29
0

2901645       560/560     F                  76,000.00          ZZ
                          360                62,788.31          1
                          7.7500             544.48             80
                          7.5000             544.48
LAKE CARMEL   NY 10512    1                  05/05/99           00
167409804                 05                 07/01/99           0.0000
167409804                 O                  06/01/29
0

2901698       560/560     F                  112,500.00         ZZ
                          360                106,540.09         1
                          8.2500             845.18             90
                          8.0000             845.18
SPOKANE       WA 99206    1                  03/18/99           04
168613305                 05                 05/01/99           25.0000
168613305                 N                  04/01/29
0

2901707       560/560     F                  22,500.00          ZZ
                          360                17,136.80          1
                          7.5000             157.33             75
                          7.2500             157.33
TULSA         OK 74119    1                  05/14/99           00
168753507                 06                 07/01/99           0.0000
168753507                 N                  06/01/29
0

2901708       560/560     F                  89,600.00          ZZ
                          360                84,674.86          1
                          7.7500             641.91             76
                          7.5000             641.91
MARSHFIELD    VT 05658    2                  06/18/99           00
168758605                 05                 08/01/99           0.0000
168758605                 O                  07/01/29
0

2901733       560/560     F                  40,500.00          ZZ
                          360                38,043.39          1
                          7.5000             283.19             89
                          7.2500             283.19
TULSA         OK 74119    1                  05/05/99           21
169397205                 06                 07/01/99           25.0000
169397205                 O                  06/01/29
0

2901734       560/560     F                  75,050.00          ZZ
                          360                70,467.40          1
                          7.7500             537.67             95
                          7.5000             537.67
BILOXI        MS 39532    2                  03/31/99           04
169405107                 05                 05/01/99           30.0000
169405107                 O                  04/01/29
0

2906864       526/T18     F                  64,500.00          ZZ
                          360                41,777.50          1
                          7.8750             467.67             93
                          7.6250             467.67
TEMPE         AZ 85282    2                  05/24/99           11
0007998958                01                 07/01/99           30.0000
0372089                   O                  06/01/29
0

3006157       E22/G02     F                  176,500.00         ZZ
                          360                168,221.76         1
                          8.2500             1325.99            80
                          8.0000             1325.99
CAPE CORAL    FL 33990    5                  10/29/99           00
0411682362                05                 12/01/99           0.0000
0411682362                O                  11/01/29
0

3025699       E22/G02     F                  54,000.00          ZZ
                          360                51,005.08          1
                          7.8750             391.54             90
                          7.6250             391.54
UNIVERSITY PARIL 60466    1                  11/12/99           10
0411634694                03                 01/01/00           25.0000
0411634694                N                  12/01/29
0

3457196       601/G02     F                  495,000.00         ZZ
                          360                475,349.55         1
                          8.2500             3718.77            90
                          8.0000             3718.77
JONESBORO     AR 72401    2                  04/25/00           12
0432045383                02                 06/01/00           25.0000
1437997                   O                  05/01/30
0

3828729       944/G02     F                  132,000.00         ZZ
                          360                127,358.04         1
                          8.1250             980.10             80
                          7.8750             980.10
SEQUIM        WA 98382    1                  10/25/00           00
0432407245                05                 12/01/00           0.0000
W88001401                 O                  11/01/30
0

3894114       964/G02     F                  345,600.00         ZZ
                          360                333,164.68         1
                          8.0000             2535.89            80
                          7.7500             2535.89
SOUTH SAN FRANCA 94080    1                  10/27/00           00
0432400174                05                 12/01/00           0.0000
90935                     O                  11/01/30
0

3915270       Q73/G02     F                  14,400.00          ZZ
                          360                13,376.99          1
                          8.2500             108.18             80
                          8.0000             108.18
BIRMINGHAM    AL 35212    2                  10/31/00           00
0432404853                05                 12/01/00           0.0000
2760746                   O                  11/01/30
0

3947367       405/943     F                  416,800.00         ZZ
                          360                400,581.81         1
                          8.0000             3058.33            80
                          7.5000             3058.33
SAN FRANCISCO CA 94116    1                  10/17/00           00
1693203                   05                 12/01/00           0.0000
16932030                  O                  11/01/30
0

4018499       E22/G02     F                  112,750.00         ZZ
                          360                108,884.82         1
                          8.1250             837.17             80
                          7.8750             837.17
SPOKANE       WA 99216    2                  11/13/00           00
0412241564                05                 01/01/01           0.0000
0412241564                O                  12/01/30
0

4024802       526/686     F                  248,000.00         ZZ
                          360                208,723.25         1
                          7.6250             1755.33            80
                          7.3750             1755.33
SOUTHLAKE     TX 76092    1                  10/17/00           00
6104256612                03                 12/01/00           0.0000
0425661                   O                  11/01/30
0

4034164       E22/G02     F                  375,000.00         ZZ
                          360                362,429.03         1
                          8.2500             2817.25            73
                          8.0000             2817.25
LAGUNA NIGUEL CA 92677    2                  11/14/00           00
0412190845                03                 01/01/01           0.0000
0412190845                O                  12/01/30
0

4072796       E22/G02     F                  360,000.00         ZZ
                          360                347,976.66         1
                          8.1250             2672.99            88
                          7.8750             2672.99
SAN JOSE      CA 95133    5                  12/01/00           01
0412256596                05                 02/01/01           25.0000
0412256596                O                  01/01/31
0

4095061       526/686     F                  308,000.00         ZZ
                          360                297,683.45         1
                          8.2500             2313.90            80
                          8.0000             2313.90
BIGFORK       MT 59911    1                  11/07/00           00
6104278871                05                 01/01/01           0.0000
0427887                   O                  12/01/30
0

4101748       U59/G02     F                  315,000.00         ZZ
                          360                303,727.99         1
                          7.7500             2256.70            77
                          7.5000             2256.70
SAN MATEO     CA 94401    5                  01/19/01           00
0432615599                05                 02/24/01           0.0000
800703522                 O                  01/24/31
0

4138270       E22/G02     F                  392,300.00         ZZ
                          360                379,197.67         1
                          8.1250             2912.82            80
                          7.8750             2912.82
SAN JOSE      CA 95112    1                  12/14/00           00
0412244329                01                 02/01/01           0.0000
0412244329                N                  01/01/31
0

4150537       E22/G02     F                  190,000.00         ZZ
                          360                181,559.05         3
                          8.1250             1410.74            95
                          7.8750             1410.74
LOS ANGELES   CA 90031    1                  12/27/00           04
0412246761                05                 02/01/01           30.0000
0412246761                O                  01/01/31
0

4152575       S48/S48     F                  421,000.00         ZZ
                          360                404,271.38         1
                          7.7500             3016.10            59
                          7.5000             3016.10
ST LOUIS      MO 63141    1                  11/08/00           00
6963369225                05                 01/01/01           0.0000
6963369225                O                  12/01/30
0

4159388       168/168     F                  442,000.00         ZZ
                          360                427,237.81         1
                          8.1250             3281.84            80
                          7.8750             3281.84
ATLANTA       GA 30319    1                  12/20/00           00
1662664                   03                 02/01/01           0.0000
0169626644                O                  01/01/31
0

4164705       163/G02     F                  428,000.00         ZZ
                          360                412,138.41         1
                          7.5000             2992.64            64
                          7.2500             2992.64
SAN JOSE      CA 95132    5                  01/11/01           00
0432613040                05                 03/01/01           0.0000
717811110                 O                  02/01/31
0

4187845       696/G02     F                  174,250.00         ZZ
                          360                168,169.78         1
                          8.1250             1293.80            80
                          7.8750             1293.80
ELKRIDGE      MD 21075    1                  01/12/01           00
0432529733                03                 03/01/01           0.0000
30101003                  O                  02/01/31
0

4204380       526/686     F                  82,400.00          ZZ
                          360                78,454.37          1
                          8.0000             604.62             80
                          7.7500             604.62
HOUSTON       TX 77084    1                  12/01/00           00
6104321739                05                 02/01/01           0.0000
0432173                   O                  01/01/31
0

4212542       P06/T18     F                  55,800.00          ZZ
                          360                53,475.23          1
                          8.0000             409.44             90
                          7.7500             409.44
BAKERSFIELD   CA 93301    5                  01/08/01           01
0007934086                05                 03/01/01           25.0000
1000216                   O                  02/01/31
0

4223094       A22/G02     F                  160,000.00         ZZ
                          360                154,635.87         1
                          7.8750             1160.12            73
                          7.6250             1160.12
WEST BABYLON  NY 11704    5                  02/05/01           00
0432606903                05                 04/01/01           0.0000
2013                      O                  03/01/31
0

4310992       G75/E86     F                  148,500.00         ZZ
                          360                143,653.45         1
                          8.2500             1115.64            90
                          8.0000             1115.64
HALIFAX       PA 17032    1                  12/29/00           10
0004240608                05                 02/01/01           25.0000
04240608                  O                  01/01/31
0

4311249       J95/G02     F                  104,000.00         ZZ
                          360                58,434.65          1
                          8.2500             781.32             80
                          8.0000             781.32
METAIRIE      LA 70003    1                  01/10/01           00
0432623833                05                 03/01/01           0.0000
0023245871                O                  02/01/31
0

4332229       L38/G02     F                  170,650.00         ZZ
                          360                163,682.55         1
                          8.0000             1252.17            75
                          7.7500             1252.17
MURRIETA      CA 92563    1                  01/16/01           00
0432606945                03                 03/01/01           0.0000
1                         O                  02/01/31
0

4358617       E82/G02     F                  237,600.00         ZZ
                          360                229,508.38         1
                          7.7500             1702.20            80
                          7.5000             1702.20
YONKERS       NY 10701    1                  02/22/01           00
0400342275                05                 04/01/01           0.0000
0400342275                O                  03/01/31
0

4363920       526/686     F                  201,600.00         ZZ
                          360                194,497.64         2
                          7.8750             1461.74            90
                          7.6250             1461.74
LOS ANGELES   CA 90038    1                  01/23/01           12
6104389595                05                 03/01/01           25.0000
0438959                   O                  02/01/31
0

4382551       477/G02     F                  483,500.00         ZZ
                          360                439,343.98         2
                          8.0000             3547.75            49
                          7.7500             3547.75
SAN FRANCISCO CA 94131    2                  02/06/01           00
0432637791                05                 04/01/01           0.0000
0100057                   O                  03/01/31
0

4584706       A06/G01     F                  520,000.00         ZZ
                          360                502,028.73         1
                          7.5000             3635.92            80
                          7.2500             3635.92
PLYMOUTH      MI 48170    2                  03/29/01           00
0432754604                05                 05/01/01           0.0000
10087607A                 O                  04/01/31
0

4766214       601/G01     F                  337,500.00         ZZ
                          360                325,523.77         1
                          7.5000             2359.85            75
                          7.2500             2359.85
LITTLE ROCK   AR 72212    5                  03/26/01           00
0432795763                05                 05/01/01           0.0000
1517057                   O                  04/01/31
0

4818203       E84/G01     F                  605,350.00         ZZ
                          360                579,611.60         1
                          7.3750             4181.00            76
                          7.1250             4181.00
ANNAPOLIS     MD 21403    2                  04/19/01           00
0432792406                05                 06/01/01           0.0000
70306361                  O                  05/01/31
0

4948642       286/286     F                  400,000.00         ZZ
                          360                386,632.00         1
                          7.3750             2762.71            67
                          7.1250             2762.71
GLEN ALLEN    VA 23059    2                  05/18/01           00
0396378                   03                 07/01/01           0.0000
396378                    O                  06/01/31
0

4958633       253/253     F                  476,000.00         ZZ
                          360                460,452.86         1
                          7.5000             3328.27            80
                          7.2500             3328.27
PHOENIX       AZ 85021    4                  05/03/01           00
953384                    05                 07/01/01           0.0000
953384                    O                  06/01/31
0

5329529       964/G01     F                  344,000.00         T
                          360                333,964.49         1
                          7.6250             2434.81            80
                          7.3750             2434.81
BANDON        OR 97411    2                  08/20/01           00
0433177417                05                 10/01/01           0.0000
140086                    O                  09/01/31
0

5379527       A50/G01     F                  810,000.00         ZZ
                          360                782,891.44         1
                          7.7500             5802.94            58
                          7.5000             5802.94
CHARLESTON    SC 29401    5                  03/19/01           00
0433375383                05                 05/01/01           0.0000
345889                    O                  04/01/31
0

5567759       E22/G01     F                  80,750.00          ZZ
                          360                78,495.37          1
                          7.8750             585.49             95
                          7.6250             585.49
BATH          MI 48808    1                  09/13/01           01
0412978827                05                 11/01/01           30.0000
0412978827                O                  10/01/31
0

5593124       994/998     F                  400,000.00         ZZ
                          360                387,884.98         1
                          7.7500             2865.65            64
                          7.5000             2865.65
BOXFORD       MA 01921    1                  06/25/01           00
8022170040                05                 08/01/01           0.0000
1000296940                O                  07/01/31
0

5600793       994/998     F                  367,000.00         ZZ
                          360                354,366.72         1
                          7.5000             2566.12            72
                          7.2500             2566.12
BELLEVUE      WA 98006    2                  07/05/01           00
8016144944                05                 09/01/01           0.0000
218540502                 O                  08/01/31
0

5615520       025/025     F                  450,000.00         ZZ
                          360                117,991.54         1
                          7.6250             3185.07            68
                          7.3750             3185.07
WICHITA       KS 67206    2                  07/10/01           00
0138369384                03                 09/01/01           0.0000
0138369384                O                  08/01/31
0

5659939       286/286     F                  550,000.00         ZZ
                          360                532,731.77         1
                          7.3750             3798.72            69
                          7.1250             3798.72
BLOOMFIELD HILMI 48302    5                  08/09/01           00
0499748                   05                 10/01/01           0.0000
499748                    O                  09/01/31
0

5669040       168/168     F                  600,000.00         ZZ
                          360                580,517.23         1
                          7.7500             4298.48            60
                          7.5000             4298.48
ALEXANDRIA    VA 22301    5                  04/17/01           00
1665207                   05                 06/01/01           0.0000
0169652076                O                  05/01/31
0

5850738       L60/F27     F                  336,000.00         ZZ
                          360                325,091.66         1
                          7.3750             2320.67            80
                          7.1250             2320.67
RALEIGH       NC 27606    1                  06/27/01           00
6990396734                05                 08/01/01           0.0000
6990396734                O                  07/01/31
0

5883310       758/G01     F                  378,850.00         ZZ
                          360                364,218.73         1
                          7.3750             2616.62            62
                          7.1250             2616.62
HIGHLAND PARK TX 75205    5                  10/12/01           00
0433338811                05                 12/01/01           0.0000
400822                    O                  11/01/31
0

6026708       K15/G01     F                  399,000.00         ZZ
                          360                387,820.96         1
                          7.5000             2789.87            74
                          7.2500             2789.87
BRIARCLIFF MANNY 10510    5                  10/24/01           00
0433325305                05                 12/01/01           0.0000
021205302892              O                  11/01/31
0

6040140       994/998     F                  340,000.00         ZZ
                          360                323,675.80         1
                          7.5000             2377.33            59
                          7.2500             2377.33
STAMFORD      CT 06902    2                  08/24/01           00
8022210523                05                 10/01/01           0.0000
1000310868                O                  09/01/31
0

6061760       994/998     F                  368,000.00         ZZ
                          360                347,890.21         1
                          7.7500             2636.40            80
                          7.5000             2636.40
WESTWOOD      MA 02090    1                  08/24/01           00
8022024866                05                 10/01/01           0.0000
1000253740                O                  09/01/31
0

6212146       168/168     F                  540,000.00         ZZ
                          360                521,953.58         1
                          7.3750             3729.65            26
                          7.1250             3729.65
BIRMINGHAM    AL 35223    2                  05/17/01           00
1667220                   01                 07/01/01           0.0000
169672204                 O                  06/01/31
0

6214364       168/168     F                  338,000.00         ZZ
                          360                310,541.86         1
                          7.3750             2334.48            49
                          7.1250             2334.48
GARDEN CITY   NY 11530    2                  10/02/01           00
0580647                   05                 12/01/01           0.0000
59806478                  O                  11/01/31
0

6275934       076/998     F                  323,000.00         ZZ
                          360                313,472.00         1
                          7.5000             2258.46            84
                          7.2500             2258.46
CANTON        MI 48188    2                  09/20/01           11
10221562                  05                 11/01/01           25.0000
0221562                   O                  10/01/31
0

6275940       076/998     F                  430,000.00         ZZ
                          360                417,102.64         1
                          7.3750             2969.91            80
                          7.1250             2969.91
OMAHA         NE 68142    2                  10/01/01           00
10430077                  05                 11/01/01           0.0000
0430077                   O                  10/01/31
0

6369868       L60/F27     F                  73,500.00          ZZ
                          360                71,257.64          1
                          7.5000             513.93             75
                          7.2500             513.93
DURHAM        NC 27705    2                  09/14/01           00
6990422441                05                 11/01/01           0.0000
6990422441                O                  10/01/31
0

6369914       L60/F27     F                  375,200.00         ZZ
                          360                363,913.24         1
                          7.6250             2655.64            80
                          7.3750             2655.64
VIENNA        VA 22181    1                  07/20/01           00
6920118354                05                 09/01/01           0.0000
6920118354                O                  08/01/31
0

6550406       076/998     F                  310,500.00         ZZ
                          360                301,596.21         1
                          7.3750             2144.55            79
                          7.1250             2144.55
BRONXVILLE    NY 10708    2                  10/11/01           00
11622502                  05                 12/01/01           0.0000
1622502                   O                  11/01/31
0

6604422       E22/G01     F                  91,150.00          ZZ
                          360                88,730.33          1
                          7.6250             645.15             95
                          7.3750             645.15
OXFORD        AL 36203    1                  11/19/01           04
0413189234                05                 01/01/02           30.0000
0413189234                O                  12/01/31
0

Total Number of Loans     277

Total Original Balance    65,417,892.14

Total Principal Balance   57,819,738.64

Total Original P+I        471,923.79

Total Current P+I         471,631.16

                                   EXHIBIT F-3

                             GROUP III LOAN SCHEDULE

Fixed Rate Passthru
Loan Number                             Sub Serv Fee
Principal Bal                           Mstr Serv Fee
Curr Note Rate                          Alloc Exp
Net Curr                                Misc Exp
Investor Rate                           Spread
Post Strip Rate                         Strip
1349641                                 0.2500
178543.57                               0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.5000                                  0.0750

1351572                                 0.2500
56047.54                                0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0750                                  0.0000

1352562                                 0.1250
390335.71                               0.0500
7.2500                                  0.0000
7.1250                                  0.0000
7.0750
7.0750                                  0.0000

1352720                                 0.2500
102530.45                               0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.2000                                  0.0000

1353900                                 0.3750
161846.68                               0.0500
7.5000                                  0.0000
7.1250                                  0.0000
7.0750
7.0750                                  0.0000

1353901                                 0.3750
539222.73                               0.0500
7.5000                                  0.0000
7.1250                                  0.0000
7.0750
7.0750                                  0.0000

1353913                                 0.3875
161665.78                               0.0500
7.7500                                  0.0000
7.3625                                  0.0000
7.3125
7.3125                                  0.0000

1353995                                 0.5000
42553.80                                0.0500
7.6250                                  0.0000
7.1250                                  0.0000
7.0750
7.0750                                  0.0000

1355880                                 0.3750
85502.95                                0.0500
7.6250                                  0.0000
7.2500                                  0.0000
7.2000
7.2000                                  0.0000

1355884                                 0.3750
255046.35                               0.0500
7.5000                                  0.0000
7.1250                                  0.0000
7.0750
7.0750                                  0.0000

1355979                                 0.3750
223293.29                               0.0500
7.5000                                  0.0000
7.1250                                  0.0000
7.0750
7.0750                                  0.0000

1356869                                 0.2500
297057.50                               0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.4500                                  0.0000

1360651                                 0.3750
140928.80                               0.0500
7.7500                                  0.0000
7.3750                                  0.0000
7.3250
7.3250                                  0.0000

1360792                                 0.2500
297139.74                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0750                                  0.0000

1361157                                 0.1250
307985.35                               0.0500
7.2500                                  0.0000
7.1250                                  0.0000
7.0750
7.0750                                  0.0000

1361943                                 0.1250
188053.70                               0.0500
7.3750                                  0.0000
7.2500                                  0.0000
7.2000
7.2000                                  0.0000

1362331                                 0.5000
468589.96                               0.0500
7.8750                                  0.0000
7.3750                                  0.0000
7.3250
7.3250                                  0.0000

1362446                                 0.1250
301792.76                               0.0500
7.5000                                  0.0000
7.3750                                  0.0000
7.3250
7.3250                                  0.0000

1362874                                 0.2500
301322.89                               0.0500
7.6250                                  0.0000
7.3750                                  0.0000
7.3250
7.3250                                  0.0000

1362971                                 0.2500
304729.46                               0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.5000                                  0.0750

1363237                                 0.3750
301918.00                               0.0500
7.8750                                  0.0000
7.5000                                  0.0000
7.4500
7.4500                                  0.0000

1363309                                 0.3750
140766.35                               0.0500
7.7500                                  0.0000
7.3750                                  0.0000
7.3250
7.3250                                  0.0000

1432644                                 0.2500
145868.44                               0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.5000                                  0.4500

1432854                                 0.2500
215090.07                               0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.5000                                  0.4500

1436269                                 0.2500
367777.86                               0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.5000                                  0.4500

1436951                                 0.2500
324289.81                               0.0500
8.0000                                  0.0000
7.7500                                  0.0000
7.7000
7.5000                                  0.2000

1438047                                 0.1250
321512.06                               0.0500
7.9500                                  0.0000
7.8250                                  0.0000
7.7750
7.5000                                  0.2750

1439001                                 0.2500
200268.05                               0.0500
8.1250                                  0.0000
7.8750                                  0.0000
7.8250
7.5000                                  0.3250

1439584                                 0.2500
267279.45                               0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.5000                                  0.0750

1440294                                 0.2500
542193.26                               0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.4500                                  0.0000

1444050                                 0.2500
380821.75                               0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.5000                                  0.4500

1448429                                 0.2500
241082.17                               0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.5000                                  0.0750

1451925                                 0.2500
311589.70                               0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.4500                                  0.0000

1452332                                 0.2500
265389.34                               0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.5000                                  0.4500

1452513                                 0.2500
33154.98                                0.0500
8.0000                                  0.0000
7.7500                                  0.0000
7.7000
7.5000                                  0.2000

1456539                                 0.2500
58332.59                                0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.5000                                  0.4500

1458229                                 0.2500
104763.56                               0.0500
7.6250                                  0.0000
7.3750                                  0.0000
7.3250
7.3250                                  0.0000

1458549                                 0.2500
336233.06                               0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.5000                                  0.0750

1458748                                 0.2500
335862.06                               0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.5000                                  0.0750

1459316                                 0.2500
252305.82                               0.0500
8.1250                                  0.0000
7.8750                                  0.0000
7.8250
7.5000                                  0.3250

1459526                                 0.2500
136260.47                               0.0500
8.0000                                  0.0000
7.7500                                  0.0000
7.7000
7.5000                                  0.2000

1459673                                 0.2500
170005.47                               0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.5000                                  0.0750

1460971                                 0.2500
230409.17                               0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.4500                                  0.0000

1460984                                 0.2500
233910.44                               0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.4500                                  0.0000

1461395                                 0.2500
296922.27                               0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.5000                                  0.4500

1463251                                 0.2500
300330.91                               0.0500
8.1250                                  0.0000
7.8750                                  0.0000
7.8250
7.5000                                  0.3250

1465124                                 0.2500
296384.46                               0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.5000                                  0.4500

1465271                                 0.2500
196141.93                               0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.5000                                  0.4500

1465470                                 0.2500
355988.98                               0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.4500                                  0.0000

1465492                                 0.2500
96071.21                                0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.5000                                  0.0750

1466203                                 0.2500
334972.21                               0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.2000                                  0.0000

1466720                                 0.2500
87985.65                                0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.5000                                  0.0750

1466920                                 0.2500
317058.36                               0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.5000                                  0.4500

1468802                                 0.2500
26993.25                                0.0500
8.0000                                  0.0000
7.7500                                  0.0000
7.7000
7.5000                                  0.2000

1468966                                 0.2500
367344.84                               0.0500
8.0000                                  0.0000
7.7500                                  0.0000
7.7000
7.5000                                  0.2000

1469320                                 0.2500
67130.61                                0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.5000                                  0.0750

1469321                                 0.2500
196250.64                               0.0500
7.6250                                  0.0000
7.3750                                  0.0000
7.3250
7.3250                                  0.0000

1469339                                 0.2500
151806.05                               0.0500
8.0000                                  0.0000
7.7500                                  0.0000
7.7000
7.5000                                  0.2000

1469583                                 0.2500
225965.44                               0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.5000                                  0.4500

1470643                                 1.1250
219408.59                               0.0500
8.7500                                  0.0000
7.6250                                  0.0000
7.5750
7.5000                                  0.0750

1470648                                 1.8750
173003.03                               0.0500
9.5000                                  0.0000
7.6250                                  0.0000
7.5750
7.5000                                  0.0750

1470825                                 0.2500
30738.62                                0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.5000                                  0.4500

1471089                                 0.2500
261830.58                               0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.5000                                  0.0750

1471365                                 0.2500
73155.43                                0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.5000                                  0.4500

1471388                                 0.2500
547240.75                               0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.4500                                  0.0000

1471457                                 0.2500
540486.50                               0.0500
8.1250                                  0.0000
7.8750                                  0.0000
7.8250
7.5000                                  0.3250

1471473                                 0.2500
64076.19                                0.0500
8.0000                                  0.0000
7.7500                                  0.0000
7.7000
7.5000                                  0.2000

1471478                                 0.2500
432189.83                               0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.4500                                  0.0000

1471503                                 0.2500
408501.93                               0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.5000                                  0.0750

1471522                                 0.2500
359665.25                               0.0500
8.0000                                  0.0000
7.7500                                  0.0000
7.7000
7.5000                                  0.2000

1472063                                 0.2500
377343.06                               0.0500
8.0000                                  0.0000
7.7500                                  0.0000
7.7000
7.5000                                  0.2000

1472626                                 0.2500
302186.73                               0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.5000                                  0.0750

1472729                                 0.2500
151854.12                               0.0500
7.6250                                  0.0000
7.3750                                  0.0000
7.3250
7.3250                                  0.0000

1473138                                 0.2500
408803.67                               0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.5000                                  0.0750

1473192                                 0.2500
58551.53                                0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.5000                                  0.0750

1473253                                 0.2500
131541.92                               0.0500
8.0000                                  0.0000
7.7500                                  0.0000
7.7000
7.5000                                  0.2000

1473554                                 0.1250
447278.71                               0.0500
7.5000                                  0.0000
7.3750                                  0.0000
7.3250
7.3250                                  0.0000

1473889                                 0.2500
552234.76                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0750                                  0.0000

1474835                                 0.2500
326598.93                               0.0500
8.1250                                  0.0000
7.8750                                  0.0000
7.8250
7.5000                                  0.3250

1474912                                 0.2500
304025.28                               0.0500
8.1250                                  0.0000
7.8750                                  0.0000
7.8250
7.5000                                  0.3250

1474994                                 0.2500
198349.16                               0.0500
8.1250                                  0.0000
7.8750                                  0.0000
7.8250
7.5000                                  0.3250

1475126                                 0.2500
430298.30                               0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.5000                                  0.0750

1475199                                 0.2500
352631.38                               0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.5000                                  0.0750

1475335                                 0.2500
389972.17                               0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.4500                                  0.0000

1476952                                 0.2500
314844.52                               0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.4500                                  0.0000

1477337                                 0.2500
300022.56                               0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.4500                                  0.0000

1477370                                 0.2500
376331.30                               0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.4500                                  0.0000

1477436                                 0.2500
304015.52                               0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.4500                                  0.0000

1477440                                 0.2500
346678.43                               0.0500
8.1250                                  0.0000
7.8750                                  0.0000
7.8250
7.5000                                  0.3250

1477754                                 0.2500
391083.36                               0.0500
7.6250                                  0.0000
7.3750                                  0.0000
7.3250
7.3250                                  0.0000

1478978                                 0.2500
99865.43                                0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.2000                                  0.0000

1480244                                 0.2500
335784.24                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0750                                  0.0000

1480474                                 0.2500
297772.96                               0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.5000                                  0.0750

1480550                                 0.2500
351709.37                               0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.4500                                  0.0000

1480611                                 0.2500
289312.70                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0750                                  0.0000

1480678                                 0.2500
136221.35                               0.0500
8.0000                                  0.0000
7.7500                                  0.0000
7.7000
7.5000                                  0.2000

1480792                                 0.2500
304153.88                               0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.5000                                  0.0750

1481042                                 0.2500
68427.48                                0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.2000                                  0.0000

1481273                                 0.2500
211609.46                               0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.5000                                  0.0750

1481291                                 0.2500
195947.49                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0750                                  0.0000

1482494                                 0.2500
247367.30                               0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.5000                                  0.0750

1483074                                 0.2500
44762.94                                0.0500
7.7000                                  0.0000
7.4500                                  0.0000
7.4000
7.4000                                  0.0000

1483086                                 0.2500
235089.61                               0.0500
7.6000                                  0.0000
7.3500                                  0.0000
7.3000
7.3000                                  0.0000

1483099                                 0.2500
8609.76                                 0.0500
8.0000                                  0.0000
7.7500                                  0.0000
7.7000
7.5000                                  0.2000

1483110                                 0.2500
49241.19                                0.0500
7.6500                                  0.0000
7.4000                                  0.0000
7.3500
7.3500                                  0.0000

1483857                                 0.2500
340712.90                               0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.2000                                  0.0000

1485612                                 0.2500
73983.50                                0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.5000                                  0.4500

1485744                                 0.2500
216817.82                               0.0500
7.6250                                  0.0000
7.3750                                  0.0000
7.3250
7.3250                                  0.0000

1487232                                 0.2500
314147.12                               0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.4500                                  0.0000

1487254                                 0.2500
287480.25                               0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.5000                                  0.0750

1487277                                 0.2500
53614.22                                0.0500
8.1250                                  0.0000
7.8750                                  0.0000
7.8250
7.5000                                  0.3250

1488545                                 0.2500
188732.02                               0.0500
8.0000                                  0.0000
7.7500                                  0.0000
7.7000
7.5000                                  0.2000

1489444                                 0.2500
102310.65                               0.0500
8.0000                                  0.0000
7.7500                                  0.0000
7.7000
7.5000                                  0.2000

1489625                                 0.2500
341175.78                               0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.5000                                  0.4500

1493352                                 0.2500
118941.40                               0.0500
8.1250                                  0.0000
7.8750                                  0.0000
7.8250
7.5000                                  0.3250

1494311                                 0.2500
277842.70                               0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.2000                                  0.0000

1494332                                 0.2500
362707.52                               0.0500
8.1250                                  0.0000
7.8750                                  0.0000
7.8250
7.5000                                  0.3250

1495356                                 0.2500
202036.76                               0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.5000                                  0.4500

1495895                                 0.2500
192698.96                               0.0500
7.6250                                  0.0000
7.3750                                  0.0000
7.3250
7.3250                                  0.0000

1495947                                 0.2500
104401.98                               0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.5000                                  0.0750

1496002                                 0.2500
327627.64                               0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.4500                                  0.0000

1496317                                 0.2500
308713.28                               0.0500
7.6250                                  0.0000
7.3750                                  0.0000
7.3250
7.3250                                  0.0000

1499086                                 0.2500
38915.63                                0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.2000                                  0.0000

1513325                                 0.2500
256993.44                               0.0500
8.0000                                  0.0000
7.7500                                  0.0000
7.7000
7.5000                                  0.2000

1515775                                 0.2500
342453.22                               0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.5000                                  0.4500

1516658                                 0.2500
289022.33                               0.0500
8.1250                                  0.0000
7.8750                                  0.0000
7.8250
7.5000                                  0.3250

1516689                                 0.2500
411828.81                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0750                                  0.0000

1517138                                 0.2500
303542.47                               0.0500
8.0000                                  0.0000
7.7500                                  0.0000
7.7000
7.5000                                  0.2000

1531651                                 0.2500
188465.90                               0.0500
8.0000                                  0.0000
7.7500                                  0.0000
7.7000
7.5000                                  0.2000

1591220                                 0.5000
71368.00                                0.0500
11.8000                                 0.0000
7.9000                                  0.0000
7.8500                                  0.5000
7.5000                                  0.3500

1591221                                 0.5000
36494.04                                0.0500
12.0000                                 0.0000
7.9000                                  0.0000
7.8500                                  0.5000
7.5000                                  0.3500

1645752                                 0.3750
137645.39                               0.0500
7.5000                                  0.0000
7.1250                                  0.0000
7.0750
7.0750                                  0.0000

1646061                                 0.3750
55679.86                                0.0500
7.8750                                  0.0000
7.5000                                  0.0000
7.4500
7.4500                                  0.0000

1646207                                 0.3750
111424.44                               0.0500
7.6250                                  0.0000
7.2500                                  0.0000
7.2000
7.2000                                  0.0000

1692053                                 0.2500
90355.63                                0.0500
8.0000                                  0.0000
7.7500                                  0.0000
7.7000
7.5000                                  0.2000

1709761                                 0.2500
50031.85                                0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.5000                                  0.4500

1726655                                 0.2500
79078.54                                0.0500
7.6250                                  0.0000
7.3750                                  0.0000
7.3250
7.3250                                  0.0000

1755261                                 0.2500
543791.41                               0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.5000                                  0.0750

1764667                                 0.2500
54977.50                                0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.4500                                  0.0000

1772641                                 0.2500
61389.22                                0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.5000                                  0.0750

1779224                                 0.2500
59370.99                                0.0500
7.6250                                  0.0000
7.3750                                  0.0000
7.3250
7.3250                                  0.0000

1780944                                 0.2500
60708.34                                0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.4500                                  0.0000

1782064                                 0.2500
135098.56                               0.0500
8.0000                                  0.0000
7.7500                                  0.0000
7.7000
7.5000                                  0.2000

1783461                                 0.2500
52446.72                                0.0500
8.0000                                  0.0000
7.7500                                  0.0000
7.7000
7.5000                                  0.2000

1783804                                 0.2500
45080.64                                0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.5000                                  0.0750

1783972                                 0.2500
86318.31                                0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.5000                                  0.0750

1784297                                 0.2500
76765.35                                0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.2000                                  0.0000

1784499                                 0.2500
63257.72                                0.0500
8.0000                                  0.0000
7.7500                                  0.0000
7.7000
7.5000                                  0.2000

1784524                                 0.2500
61839.55                                0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.5000                                  0.4500

1786215                                 0.2500
86876.30                                0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.5000                                  0.4500

1786576                                 0.2500
103546.63                               0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.5000                                  0.0750

1789145                                 0.2500
85605.93                                0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.4500                                  0.0000

1789206                                 0.2500
95349.49                                0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.5000                                  0.4500

1790282                                 0.2500
94614.18                                0.0500
8.1250                                  0.0000
7.8750                                  0.0000
7.8250
7.5000                                  0.3250

1790450                                 0.2500
80815.20                                0.0500
8.0000                                  0.0000
7.7500                                  0.0000
7.7000
7.5000                                  0.2000

1790961                                 0.2500
240325.77                               0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.5000                                  0.4500

1791480                                 0.2500
251940.28                               0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.5000                                  0.0750

1794183                                 0.2500
64344.02                                0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0750                                  0.0000

1794697                                 0.2500
124345.60                               0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.5000                                  0.0750

1795055                                 0.2500
81502.01                                0.0500
7.6250                                  0.0000
7.3750                                  0.0000
7.3250
7.3250                                  0.0000

1795547                                 0.2500
81690.64                                0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.5000                                  0.0750

1797653                                 0.2500
266768.82                               0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.5000                                  0.0750

1808985                                 0.2500
90999.99                                0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.5000                                  0.4500

1825523                                 0.2500
342714.30                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0750                                  0.0000

1843637                                 0.2500
57069.77                                0.0500
8.1250                                  0.0000
7.8750                                  0.0000
7.8250
7.5000                                  0.3250

1845243                                 0.2500
364711.73                               0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.4500                                  0.0000

1854310                                 0.2500
127050.60                               0.0500
7.6250                                  0.0000
7.3750                                  0.0000
7.3250
7.3250                                  0.0000

1861321                                 0.2500
154687.57                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0750                                  0.0000

1870328                                 0.2500
260151.86                               0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.2000                                  0.0000

1877379                                 0.2500
25407.33                                0.0500
7.6250                                  0.0000
7.3750                                  0.0000
7.3250
7.3250                                  0.0000

1880007                                 0.2500
25279.10                                0.0500
8.0000                                  0.0000
7.7500                                  0.0000
7.7000
7.5000                                  0.2000

1883244                                 0.2500
18951.24                                0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.4500                                  0.0000

1884570                                 0.2975
80761.66                                0.0500
8.0000                                  0.0000
7.7025                                  0.0000
7.6525
7.5000                                  0.1525

1884571                                 0.2975
51694.16                                0.0500
7.5000                                  0.0000
7.2025                                  0.0000
7.1525
7.1525                                  0.0000

1893483                                 0.2500
77042.78                                0.0500
7.6250                                  0.0000
7.3750                                  0.0000
7.3250
7.3250                                  0.0000

1899760                                 0.2500
75207.72                                0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.2000                                  0.0000

1905887                                 0.2500
219570.27                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0750                                  0.0000

1907707                                 0.2500
46940.96                                0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.5000                                  0.4500

1915710                                 0.2500
30567.06                                0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0750                                  0.0000

1921960                                 0.3750
38333.33                                0.0500
8.2500                                  0.0000
7.8750                                  0.0000
7.8250
7.5000                                  0.3250

1922738                                 0.2500
164199.28                               0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.5000                                  0.4500

1925488                                 0.2500
120394.76                               0.0500
7.6250                                  0.0000
7.3750                                  0.0000
7.3250
7.3250                                  0.0000

1927114                                 0.2500
46717.74                                0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.5000                                  0.0750

1929672                                 0.2500
77093.33                                0.0500
8.1250                                  0.0000
7.8750                                  0.0000
7.8250
7.5000                                  0.3250

1929683                                 0.2500
31575.23                                0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.5000                                  0.0750

1931421                                 0.2500
32915.63                                0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.5000                                  0.0750

1932724                                 0.2500
63102.05                                0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.5000                                  0.4500

1932814                                 0.2500
92723.12                                0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.5000                                  0.4500

1935054                                 0.2500
47276.48                                0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.5000                                  0.0750

1935058                                 0.2500
107796.29                               0.0500
7.6250                                  0.0000
7.3750                                  0.0000
7.3250
7.3250                                  0.0000

1938030                                 0.2500
349857.33                               0.0500
8.0000                                  0.0000
7.7500                                  0.0000
7.7000
7.5000                                  0.2000

1951947                                 0.2500
163705.60                               0.0500
8.1250                                  0.0000
7.8750                                  0.0000
7.8250
7.5000                                  0.3250

1953590                                 0.2500
91319.12                                0.0500
8.0000                                  0.0000
7.7500                                  0.0000
7.7000
7.5000                                  0.2000

2654200                                 0.2500
62830.89                                0.0500
8.0000                                  0.0000
7.7500                                  0.0000
7.7000
7.5000                                  0.2000

2665565                                 0.2500
183207.07                               0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.2000                                  0.0000

2665803                                 0.2500
90017.82                                0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.4500                                  0.0000

2665818                                 0.2500
151486.03                               0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.4500                                  0.0000

2665890                                 0.2500
127761.58                               0.0500
8.0000                                  0.0000
7.7500                                  0.0000
7.7000
7.5000                                  0.2000

2665950                                 0.2500
62327.01                                0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.5000                                  0.4500

2668765                                 0.2500
65037.18                                0.0500
8.1250                                  0.0000
7.8750                                  0.0000
7.8250
7.5000                                  0.3250

2670068                                 0.2500
103569.54                               0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.4500                                  0.0000

2670092                                 0.2500
82765.22                                0.0500
8.0000                                  0.0000
7.7500                                  0.0000
7.7000
7.5000                                  0.2000

2745654                                 0.2500
114481.26                               0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.2000                                  0.0000

2795433                                 0.2500
27318.21                                0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.5000                                  0.4500

2799057                                 0.2500
31459.05                                0.0500
8.0000                                  0.0000
7.7500                                  0.0000
7.7000
7.5000                                  0.2000

2799181                                 0.2500
33012.16                                0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.4500                                  0.0000

2835427                                 0.2500
41612.52                                0.0500
8.1250                                  0.0000
7.8750                                  0.0000
7.8250
7.5000                                  0.3250

2836099                                 0.2500
42414.33                                0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.2000                                  0.0000

2844589                                 0.2500
37728.40                                0.0500
8.1250                                  0.0000
7.8750                                  0.0000
7.8250
7.5000                                  0.3250

2844600                                 0.2870
37073.07                                0.0500
7.8750                                  0.0000
7.5880                                  0.0000
7.5380
7.5000                                  0.0380

2848001                                 0.2500
131854.17                               0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.2000                                  0.0000

2858965                                 0.2500
116247.57                               0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.4500                                  0.0000

2859122                                 0.2500
136120.70                               0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.5000                                  0.0750

2860333                                 0.2500
79106.12                                0.0500
8.0000                                  0.0000
7.7500                                  0.0000
7.7000
7.5000                                  0.2000

2878296                                 0.2500
72863.48                                0.0500
7.6250                                  0.0000
7.3750                                  0.0000
7.3250
7.3250                                  0.0000

2895272                                 0.2500
119648.58                               0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.2000                                  0.0000

2901645                                 0.2500
62788.31                                0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.4500                                  0.0000

2901698                                 0.2500
106540.09                               0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.5000                                  0.4500

2901707                                 0.2500
17136.80                                0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.2000                                  0.0000

2901708                                 0.2500
84674.86                                0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.4500                                  0.0000

2901733                                 0.2500
38043.39                                0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.2000                                  0.0000

2901734                                 0.2500
70467.40                                0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.4500                                  0.0000

2906864                                 0.2500
41777.50                                0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.5000                                  0.0750

3006157                                 0.2500
168221.76                               0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.5000                                  0.4500

3025699                                 0.2500
51005.08                                0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.5000                                  0.0750

3457196                                 0.2500
475349.55                               0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.5000                                  0.4500

3828729                                 0.2500
127358.04                               0.0500
8.1250                                  0.0000
7.8750                                  0.0000
7.8250
7.5000                                  0.3250

3894114                                 0.2500
333164.68                               0.0500
8.0000                                  0.0000
7.7500                                  0.0000
7.7000
7.5000                                  0.2000

3915270                                 0.2500
13376.99                                0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.5000                                  0.4500

3947367                                 0.5000
400581.81                               0.0500
8.0000                                  0.0000
7.5000                                  0.0000
7.4500
7.4500                                  0.0000

4018499                                 0.2500
108884.82                               0.0500
8.1250                                  0.0000
7.8750                                  0.0000
7.8250
7.5000                                  0.3250

4024802                                 0.2500
208723.25                               0.0500
7.6250                                  0.0000
7.3750                                  0.0000
7.3250
7.3250                                  0.0000

4034164                                 0.2500
362429.03                               0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.5000                                  0.4500

4072796                                 0.2500
347976.66                               0.0500
8.1250                                  0.0000
7.8750                                  0.0000
7.8250
7.5000                                  0.3250

4095061                                 0.2500
297683.45                               0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.5000                                  0.4500

4101748                                 0.2500
303727.99                               0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.4500                                  0.0000

4138270                                 0.2500
379197.67                               0.0500
8.1250                                  0.0000
7.8750                                  0.0000
7.8250
7.5000                                  0.3250

4150537                                 0.2500
181559.05                               0.0500
8.1250                                  0.0000
7.8750                                  0.0000
7.8250
7.5000                                  0.3250

4152575                                 0.2500
404271.38                               0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.4500                                  0.0000

4159388                                 0.2500
427237.81                               0.0500
8.1250                                  0.0000
7.8750                                  0.0000
7.8250
7.5000                                  0.3250

4164705                                 0.2500
412138.41                               0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.2000                                  0.0000

4187845                                 0.2500
168169.78                               0.0500
8.1250                                  0.0000
7.8750                                  0.0000
7.8250
7.5000                                  0.3250

4204380                                 0.2500
78454.37                                0.0500
8.0000                                  0.0000
7.7500                                  0.0000
7.7000
7.5000                                  0.2000

4212542                                 0.2500
53475.23                                0.0500
8.0000                                  0.0000
7.7500                                  0.0000
7.7000
7.5000                                  0.2000

4223094                                 0.2500
154635.87                               0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.5000                                  0.0750

4310992                                 0.2500
143653.45                               0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.5000                                  0.4500

4311249                                 0.2500
58434.65                                0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.5000                                  0.4500

4332229                                 0.2500
163682.55                               0.0500
8.0000                                  0.0000
7.7500                                  0.0000
7.7000
7.5000                                  0.2000

4358617                                 0.2500
229508.38                               0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.4500                                  0.0000

4363920                                 0.2500
194497.64                               0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.5000                                  0.0750

4382551                                 0.2500
439343.98                               0.0500
8.0000                                  0.0000
7.7500                                  0.0000
7.7000
7.5000                                  0.2000

4584706                                 0.2500
502028.73                               0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.2000                                  0.0000

4766214                                 0.2500
325523.77                               0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.2000                                  0.0000

4818203                                 0.2500
579611.60                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0750                                  0.0000

4948642                                 0.2500
386632.00                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0750                                  0.0000

4958633                                 0.2500
460452.86                               0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.2000                                  0.0000

5329529                                 0.2500
333964.49                               0.0500
7.6250                                  0.0000
7.3750                                  0.0000
7.3250
7.3250                                  0.0000

5379527                                 0.2500
782891.44                               0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.4500                                  0.0000

5567759                                 0.2500
78495.37                                0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.5000                                  0.0750

5593124                                 0.2500
387884.98                               0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.4500                                  0.0000

5600793                                 0.2500
354366.72                               0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.2000                                  0.0000

5615520                                 0.2500
117991.54                               0.0500
7.6250                                  0.0000
7.3750                                  0.0000
7.3250
7.3250                                  0.0000

5659939                                 0.2500
532731.77                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0750                                  0.0000

5669040                                 0.2500
580517.23                               0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.4500                                  0.0000

5850738                                 0.2500
325091.66                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0750                                  0.0000

5883310                                 0.2500
364218.73                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0750                                  0.0000

6026708                                 0.2500
387820.96                               0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.2000                                  0.0000

6040140                                 0.2500
323675.80                               0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.2000                                  0.0000

6061760                                 0.2500
347890.21                               0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.4500                                  0.0000

6212146                                 0.2500
521953.58                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0750                                  0.0000

6214364                                 0.2500
310541.86                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0750                                  0.0000

6275934                                 0.2500
313472.00                               0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.2000                                  0.0000

6275940                                 0.2500
417102.64                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0750                                  0.0000

6369868                                 0.2500
71257.64                                0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.2000                                  0.0000

6369914                                 0.2500
363913.24                               0.0500
7.6250                                  0.0000
7.3750                                  0.0000
7.3250
7.3250                                  0.0000

6550406                                 0.2500
301596.21                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0750                                  0.0000

6604422                                 0.2500
88730.33                                0.0500
7.6250                                  0.0000
7.3750                                  0.0000
7.3250
7.3250                                  0.0000

Total Number of Loans:                  277

Total Original Balance:                 65,417,892.14

Total Principal Balance:                57,819,738.64

Total Original P+I:                     471,923.79

Total Current P+I:                      471,631.16

                                      F-4-1


                                   EXHIBIT F-4

                             GROUP IV LOAN SCHEDULE

Fixed Rate Loan
Loan Number   S/S Code    Payment Type       Original Bal       Loan Feature
                          Orig Term          Principal Bal      # of Units
                          Orig Rate          Original PI        LTV
                          Net Curr           Current PI
City          State  Zip  Loan Purp          Note Date          MI Co Code
Servicer Loan #           Prop Type          First Pay Date     MI Coverage
Seller Loan   #           Occup Code         Maturity Date
Investor Loan #
1004894       057/998     F                  74,600.00          ZZ
                          360                55,547.68          1
                          10.5000            682.40             89
                          10.0000            682.40
VERNON        NJ 07462    1                  10/30/86           15
8016551809                05                 12/01/86           25.0000
28492                     O                  11/01/16
0

1015571       260/M32     F                  144,000.00         ZZ
                          360                106,802.53         1
                          10.2500            1290.39            80
                          9.7500             1290.39
WHITTIER      CA 90602    1                  11/13/86           00
311693782                 05                 01/01/87           0.0000
112785                    O                  12/01/16
0

1045225       180/J95     F                  175,000.00         ZZ
                          360                91,913.82          1
                          12.2500            1833.83            79
                          9.4000             1833.83
ARLINGTON     TX 76016    4                  08/06/80           00
0001382845                05                 10/01/80           0.0000
2060069693                O                  09/01/10
0

1046446       324/943     F                  153,000.00         ZZ
                          360                113,946.08         1
                          10.0000            1342.68            90
                          9.4000             1342.68
DESOTO        TX 75115    1                  12/18/86           04
117733044                 05                 02/01/87           17.0000
1876135                   O                  01/01/17
0

1052416       105/G48     F                  180,000.00         ZZ
                          360                133,463.18         1
                          9.8750             1563.03            90
                          9.3000             1563.03
HOUSTON       TX 77005    1                  12/24/86           04
0722492                   05                 02/01/87           17.0000
171256                    O                  01/01/17
0

1062775       160/U57     F                  67,900.00          ZZ
                          240                13,765.67          1
                          10.1250            660.88             52
                          9.1400             660.88
COLONIA       NJ 07067    2                  07/25/86           00
0655477586                05                 09/01/86           0.0000
1230705                   O                  08/01/06
0

1194292       249/998     F                  132,500.00         ZZ
                          360                112,535.63         1
                          11.7500            1337.47            73
                          11.0100            1337.47
CLARKSBURG    MD 20871    1                  07/31/89           00
10939839                  05                 09/01/89           0.0000
1003003                   O                  08/01/19
1665044817

1272177       560/L08     F                  235,000.00         ZZ
                          360                200,279.22         1
                          9.2500             1933.29            69
                          9.1250             1933.29
LOS ANGELES   CA 90043    5                  01/17/92           00
0690012919                05                 03/01/92           0.0000
00469935603               O                  02/01/22
0

1275783       267/943     F                  258,400.00         ZZ
                          360                215,657.75         1
                          8.6250             2009.81            80
                          8.3750             2009.81
RANCHO PALOS VCA 90732    1                  01/17/92           00
541470938                 05                 03/01/92           0.0000
4709389                   O                  02/01/22
0

1276790       249/070     F                  243,000.00         ZZ
                          360                203,069.53         1
                          8.6250             1890.03            68
                          8.1250             1890.03
LOS ANGELES   CA 91325    5                  03/06/92           00
006406895                 03                 05/01/92           0.0000
202135879                 O                  04/01/22
0

1280756       369/369     F                  251,000.00         ZZ
                          360                212,791.75         1
                          8.8750             1997.07            80
                          8.6250             1997.07
GAITHERSBURG  MD 20882    1                  03/31/92           00
46884938                  05                 05/01/92           0.0000
46884938                  O                  04/01/22
0

1285601       560/560     F                  50,000.00          ZZ
                          360                42,325.52          1
                          9.0000             402.31             26
                          8.8750             402.31
GLENVILLE     NY 12302    5                  05/11/92           00
220263768                 05                 07/01/92           0.0000
137788709                 O                  06/01/22
0

1289684       405/943     F                  424,000.00         ZZ
                          360                328,991.49         1
                          8.8750             3373.54            80
                          8.6250             3373.54
OJAI          CA 93023    1                  06/16/92           00
577281760                 05                 08/01/92           0.0000
2817609                   O                  07/01/22
0

1294432       429/S48     F                  175,000.00         ZZ
                          360                139,915.93         1
                          9.0000             1408.09            56
                          8.6250             1408.09
EAST ROCKAWAY NY 11518    1                  08/10/92           00
0020092219                05                 10/01/92           0.0000
92061687                  O                  09/01/22
0

1380366       313/G48     F                  500,000.00         ZZ
                          360                445,039.45         1
                          9.1250             4068.17            80
                          9.0000             4068.17
WARNER ROBINS GA 31088    4                  04/11/94           00
0657041                   05                 06/01/94           0.0000
5435987                   O                  05/01/24
0

1389683       770/721     F                  121,500.00         ZZ
                          360                100,338.19         1
                          8.2500             912.79             90
                          8.0800             912.79
SAN ANTONIO   TX 78209    1                  11/24/93           04
5003613502                05                 01/01/94           25.0000
2773083                   N                  12/01/23
0

1404666       A93/G48     F                  259,000.00         ZZ
                          360                228,441.17         1
                          9.2500             2130.73            70
                          9.0000             2130.73
JAMAICA ESTATENY 11432    1                  05/26/95           00
0657685                   05                 07/01/95           0.0000
105541                    O                  06/01/25
0

1432648       028/M32     F                  394,000.00         ZZ
                          360                354,645.04         1
                          8.8750             3134.84            75
                          8.6250             3134.84
FRESNO        CA 93711    5                  08/10/95           00
009749094                 05                 10/01/95           0.0000
177505                    O                  09/01/25
0

1435631       736/M32     F                  41,800.00          ZZ
                          360                37,787.42          1
                          8.8750             332.58             75
                          8.6250             332.58
LEWISTOWN     MT 59457    1                  08/07/95           00
009751264                 05                 10/01/95           0.0000
431870                    O                  09/01/25
0

1435783       377/M32     F                  255,200.00         ZZ
                          360                228,844.97         1
                          8.3750             1939.71            80
                          8.1250             1939.71
LIMA          OH 45805    1                  07/21/95           00
009739780                 05                 09/01/95           0.0000
4617023                   O                  08/01/25
0

1435913       686/686     F                  58,100.00          ZZ
                          360                52,295.61          1
                          8.5000             446.74             70
                          8.2500             446.74
EDGEWOOD      MD 21040    1                  07/24/95           00
0816998694                03                 09/01/95           0.0000
30816998694               O                  08/01/25
0

1436160       028/G48     F                  273,750.00         ZZ
                          360                247,696.01         1
                          8.7500             2153.59            75
                          8.5000             2153.59
JAMUL         CA 91935    5                  09/14/95           00
0657858                   05                 11/01/95           0.0000
177809                    O                  10/01/25
0

1438361       232/998     F                  252,000.00         ZZ
                          360                227,667.53         1
                          8.7500             1982.49            90
                          8.5000             1982.49
MURRAY        UT 84107    1                  06/15/95           11
12168817                  05                 08/01/95           25.0000
168817                    O                  07/01/25
0

1438768       A52/M32     F                  115,000.00         ZZ
                          360                103,749.13         1
                          8.6250             894.46             57
                          8.3750             894.46
SUWANEE       GA 30174    1                  08/22/95           00
009739814                 05                 10/01/95           0.0000
UNKNOWN                   O                  09/01/25
0

1439012       686/686     F                  159,000.00         ZZ
                          360                139,790.38         1
                          8.7500             1250.86            75
                          8.5000             1250.86
RICHMOND      TX 77469    2                  08/09/95           00
0817115637                03                 10/01/95           0.0000
30817115637               O                  09/01/25
0

1439534       001/721     F                  30,150.00          ZZ
                          360                27,629.18          1
                          9.6250             256.27             90
                          9.3750             256.27
MIDFIELD      AL 35228    1                  09/25/95           04
5003642238                05                 11/01/95           25.0000
261865                    N                  10/01/25
0

1439693       028/M32     F                  670,000.00         ZZ
                          360                606,076.36         1
                          8.6250             5211.19            59
                          8.3750             5211.19
EL PASO       TX 79922    2                  09/07/95           00
009752924                 05                 11/01/95           0.0000
177993                    O                  10/01/25
0

1439908       B38/G48     F                  790,000.00         ZZ
                          360                714,788.66         1
                          8.5000             6074.42            70
                          8.2500             6074.42
EL PASO       TX 79912    2                  09/14/95           00
0657654                   03                 11/01/95           0.0000
W01757                    O                  10/01/25
0

1440287       670/670     F                  289,000.00         ZZ
                          360                262,500.49         1
                          9.0000             2325.36            90
                          8.6250             2325.36
NORTH BERGEN  NJ 07047    1                  07/06/95           04
3011814522                05                 09/01/95           17.0000
1181452                   O                  08/01/25
0

1441987       232/998     F                  164,800.00         ZZ
                          360                147,884.57         1
                          8.8750             1311.23            77
                          8.6250             1311.23
PARK CITY     UT 84060    1                  08/04/95           00
10834659                  01                 10/01/95           0.0000
834659                    O                  09/01/25
0

1443419       A91/721     F                  240,000.00         ZZ
                          360                217,594.92         2
                          8.6250             1866.70            94
                          8.3750             1866.70
BROOKLYN      NY 11236    1                  10/11/95           04
5003642683                07                 12/01/95           25.0000
UNKNOWN                   O                  11/01/25
0

1443519       070/M32     F                  238,500.00         ZZ
                          360                214,202.11         1
                          8.8750             1897.61            90
                          8.6250             1897.61
BLANDON       PA 19510    1                  06/22/95           21
009753435                 05                 08/01/95           25.0000
4681799                   O                  07/01/25
0

1443857       696/G48     F                  383,600.00         ZZ
                          360                347,306.84         1
                          8.6250             2983.60            75
                          8.3750             2983.60
RIXEYVILLE    VA 22737    1                  09/15/95           00
0657619                   05                 11/01/95           0.0000
5010696                   O                  10/01/25
0

1444616       560/560     F                  419,950.00         ZZ
                          360                379,649.40         1
                          8.7500             3303.75            80
                          8.5000             3303.75
ROLLING HILLS CA 90274    1                  08/17/95           00
450204045                 05                 10/01/95           0.0000
450204045                 O                  09/01/25
0

1445095       776/G48     F                  400,000.00         ZZ
                          360                350,110.11         1
                          8.7500             3146.80            70
                          8.5000             3146.80
PILOT HILL    CA 95664    2                  09/15/95           00
0657691                   05                 11/01/95           0.0000
2322598                   O                  10/01/25
0

1446145       736/G48     F                  54,000.00          ZZ
                          360                48,687.11          1
                          8.3750             410.44             63
                          8.1250             410.44
SANDPOINT     ID 83864    2                  09/06/95           00
0657716                   01                 11/01/95           0.0000
447125                    O                  10/01/25
0

1446523       028/M32     F                  404,000.00         ZZ
                          360                325,415.06         1
                          8.6250             3142.27            80
                          8.3750             3142.27
PETALUMA      CA 94952    2                  08/25/95           00
009752817                 05                 10/01/95           0.0000
121619                    O                  09/01/25
0

1446575       696/M32     F                  296,000.00         ZZ
                          360                267,478.50         1
                          8.7500             2328.63            79
                          8.5000             2328.63
ALEXANDRIA    VA 22314    1                  09/28/95           00
009753005                 01                 11/01/95           0.0000
2085662                   O                  10/01/25
0

1447360       736/G48     F                  110,000.00         ZZ
                          360                99,047.91          1
                          8.3750             836.08             68
                          8.1250             836.08
RICHMOND      CA 94804    1                  09/27/95           00
0657774                   05                 11/01/95           0.0000
450186                    O                  10/01/25
0

1447761       028/943     F                  71,600.00          ZZ
                          360                64,651.11          1
                          8.6250             556.90             80
                          8.3750             556.90
WEST SACRAMENTCA 95691    5                  09/18/95           00
626003716                 05                 11/01/95           0.0000
143898                    O                  10/01/25
0

1451924       560/560     F                  313,500.00         ZZ
                          360                261,270.21         1
                          8.6250             2438.37            75
                          8.3750             2438.37
BALDHEAD ISLANNC 28461    1                  08/21/95           00
450214291                 05                 10/01/95           0.0000
450214291                 O                  09/01/25
0

1453698       670/G48     F                  55,100.00          T
                          360                49,955.08          1
                          8.6250             428.57             80
                          8.3750             428.57
DUNEDIN       FL 34689    1                  10/10/95           00
0658330                   01                 12/01/95           0.0000
357901                    O                  11/01/25
0

1454094       E01/721     F                  114,000.00         ZZ
                          360                102,632.86         2
                          9.2500             937.85             95
                          9.0000             937.85
FAR ROCKAWAY  NY 11696    1                  12/13/95           04
5003649803                05                 02/01/96           30.0000
951005                    O                  01/01/26
0

1457846       105/G48     F                  208,050.00         ZZ
                          360                188,081.64         1
                          8.5000             1599.72            95
                          8.2500             1599.72
SILVER SPRING MD 20906    1                  10/27/95           04
0658600                   05                 12/01/95           30.0000
737189                    O                  11/01/25
0

1458174       998/686     F                  300,000.00         ZZ
                          360                265,519.10         1
                          8.3750             2280.22            75
                          8.1250             2280.22
LOS ANGELES   CA 91326    2                  11/29/95           00
9159538728                05                 02/01/96           0.0000
59538728                  O                  01/01/26
0

1458490       791/G48     F                  156,000.00         ZZ
                          360                141,542.33         1
                          8.5000             1199.51            68
                          8.2500             1199.51
MIAMI         FL 33185    1                  12/12/95           00
0658412                   05                 02/01/96           0.0000
755763                    O                  01/01/26
0

1459941       E22/G48     F                  90,400.00          ZZ
                          360                82,074.61          1
                          8.6250             703.12             80
                          8.3750             703.12
DEPTFORD      NJ 08096    5                  11/07/95           00
0660030                   05                 01/01/96           0.0000
0410005946                O                  12/01/25
0

1460452       670/G48     F                  83,250.00          ZZ
                          360                75,010.40          1
                          8.5000             640.13             75
                          8.2500             640.13
HENDERSON     NV 89015    1                  10/25/95           00
0658248                   05                 12/01/95           0.0000
30367760                  O                  11/01/25
0

1460507       670/G48     F                  84,350.00          ZZ
                          360                76,475.25          1
                          8.6250             656.07             75
                          8.3750             656.07
BOCA RATON    FL 33433    1                  10/31/95           00
0658257                   05                 12/01/95           0.0000
30462185                  O                  11/01/25
0

1461291       560/560     F                  258,000.00         ZZ
                          360                219,862.34         1
                          8.3750             1960.99            84
                          8.1250             1960.99
HONESDALE     PA 18431    2                  11/13/95           10
450272935                 05                 01/01/96           20.0000
450272935                 O                  12/01/25
0

1462033       E22/721     F                  110,000.00         ZZ
                          360                100,255.23         1
                          8.8750             875.21             80
                          8.6250             875.21
AUSTIN        TX 78749    1                  11/17/95           00
5003673423                05                 01/01/96           0.0000
0410019004                O                  12/01/25
0

1462050       B74/G48     F                  555,000.00         ZZ
                          360                503,051.26         1
                          8.6250             4316.73            75
                          8.3750             4316.73
VILLA PARK    CA 92667    5                  11/29/95           00
0658342                   05                 01/01/96           0.0000
956072                    O                  12/01/25
0

1462284       E22/721     F                  103,800.00         T
                          360                94,200.57          1
                          8.7500             816.60             70
                          8.5000             816.60
KISSEMMEE     FL 34746    1                  11/24/95           00
5003670031                03                 01/01/96           0.0000
0410001283                O                  12/01/25
941549607

1464634       E22/G48     F                  48,900.00          T
                          360                44,223.99          1
                          8.6250             380.34             40
                          8.3750             380.34
DAVENPORT     FL 33837    1                  01/18/96           00
0660024                   03                 03/01/96           0.0000
0410000038                O                  02/01/26
0

1465531       670/G48     F                  285,000.00         ZZ
                          360                256,512.23         1
                          8.5000             2191.41            60
                          8.2500             2191.41
SILVER SPRING MD 20904    5                  11/30/95           00
0658499                   05                 02/01/96           0.0000
30487315                  O                  01/01/26
0

1468136       439/G48     F                  350,000.00         ZZ
                          360                301,795.41         1
                          8.4500             2678.81            70
                          8.2000             2678.81
S PASADENA    CA 91030    5                  11/14/95           00
0658521                   05                 01/01/96           0.0000
1813670                   O                  12/01/25
0

1468796       070/G48     F                  312,400.00         ZZ
                          360                231,482.90         1
                          8.7500             2457.65            80
                          8.5000             2457.65
BLAUVELT      NY 10913    1                  12/19/95           00
0658630                   05                 02/01/96           0.0000
5315985                   O                  01/01/26
0

1469266       562/G48     F                  247,000.00         ZZ
                          360                224,999.78         1
                          8.7500             1943.15            95
                          8.5000             1943.15
EAST FISHKILL NY 12533    1                  12/27/95           11
0658566                   05                 02/01/96           30.0000
458026                    O                  01/01/26
0

1476640       171/G48     F                  213,750.00         ZZ
                          360                194,089.03         1
                          8.3750             1624.66            95
                          8.1250             1624.66
OAKLAND       CA 94605    1                  02/21/96           12
0658885                   05                 04/01/96           30.0000
39073019                  O                  03/01/26
0

1480486       670/G48     F                  62,000.00          ZZ
                          360                56,271.76          1
                          8.3750             471.25             68
                          8.1250             471.25
MIAMI         FL 33137    1                  02/13/96           00
0658833                   06                 04/01/96           0.0000
34078657                  O                  03/01/26
0

1480617       670/G48     F                  33,750.00          ZZ
                          360                30,298.95          1
                          8.3750             256.52             75
                          8.1250             256.52
CITY OF WATERVNY 12189    1                  01/25/96           00
0658823                   05                 03/01/96           0.0000
34061771                  O                  02/01/26
0

1482229       051/K61     F                  49,800.00          ZZ
                          360                45,917.12          1
                          9.4900             418.38             49
                          8.9900             418.38
EAST HARTFORD CT 06118    5                  01/16/96           00
0800026114                05                 03/01/96           0.0000
951321                    O                  02/01/26
0

1482234       051/K61     F                  40,000.00          ZZ
                          360                36,521.30          1
                          9.7500             343.66             43
                          9.2500             343.66
LOS ANGELES   CA 90003    5                  01/12/96           00
0800026130                05                 03/01/96           0.0000
951967                    N                  02/01/26
0

1490139       765/G48     F                  440,000.00         ZZ
                          360                402,401.42         1
                          8.7500             3461.49            80
                          8.5000             3461.49
ORANGE        CA 92667    2                  03/27/96           00
0659045                   03                 05/01/96           0.0000
313651                    O                  04/01/26
0

1490691       686/G48     F                  51,800.00          ZZ
                          360                46,639.61          1
                          8.7500             407.52             65
                          8.5000             407.52
NASHVILLE     TN 37214    2                  03/25/96           00
0659023                   05                 05/01/96           0.0000
30817315245               O                  04/01/26
0

1494781       353/S48     F                  587,600.00         ZZ
                          360                528,558.09         1
                          8.3750             4466.19            80
                          8.1250             4466.19
HONOLULU      HI 96825    1                  04/09/96           00
4862585736                03                 06/01/96           0.0000
6090560                   O                  05/01/26
0

1497751       E22/G48     F                  100,500.00         ZZ
                          360                92,120.94          1
                          8.8750             799.62             75
                          8.6250             799.62
SALT LAKE CITYUT 84109    5                  04/10/96           00
0660093                   05                 06/01/96           0.0000
410096762                 O                  05/01/26
0

1500292       526/G02     F                  225,000.00         ZZ
                          360                189,618.65         1
                          8.8750             1790.21            75
                          8.6250             1790.21
MAHWAH        NJ 07430    5                  04/17/96           00
0459938361                01                 06/01/96           0.0000
00110584                  O                  05/01/26
0

1501558       637/G48     F                  255,000.00         ZZ
                          360                232,649.29         1
                          8.5000             1960.73            74
                          8.2500             1960.73
BOTHELL       WA 98021    5                  05/07/96           00
0659180                   05                 07/01/96           0.0000
9097595                   O                  06/01/26
0

1503519       688/G48     F                  224,000.00         ZZ
                          360                204,485.32         1
                          8.5000             1722.37            80
                          8.2500             1722.37
JONESTOWN     TX 78645    1                  05/01/96           00
0659308                   03                 07/01/96           0.0000
36972                     O                  06/01/26
0

1509092       E22/G48     F                  648,000.00         ZZ
                          360                595,992.05         1
                          8.8750             5155.78            80
                          8.6250             5155.78
MOUNT DORA    FL 32757    1                  06/17/96           00
0660140                   05                 08/01/96           0.0000
410189120                 O                  07/01/26
0

1514112       637/943     F                  223,250.00         ZZ
                          360                205,417.32         1
                          9.0000             1796.32            95
                          8.7500             1796.32
WINSTON SALEM NC 27106    1                  06/25/96           04
626005244                 05                 08/01/96           30.0000
9003211                   O                  07/01/26
0

1514856       686/943     F                  64,937.00          ZZ
                          360                59,309.05          1
                          8.8000             513.19             75
                          8.5500             513.19
DUNEDIN       FL 34698    1                  07/01/96           00
626000356                 09                 08/01/96           0.0000
816988646                 O                  07/01/26
0

1516265       E22/G02     F                  223,500.00         ZZ
                          360                205,543.00         1
                          8.8750             1778.27            75
                          8.6250             1778.27
SLEEPY HOLLOW IL 60118    5                  07/16/96           00
0410170880                05                 09/01/96           0.0000
410170880                 O                  08/01/26
0

1516448       076/998     F                  351,000.00         ZZ
                          360                322,659.34         1
                          8.7500             2761.32            90
                          8.5000             2761.32
RICHLAND      WA 99352    1                  07/08/96           11
17044527                  03                 09/01/96           25.0000
7044527                   O                  08/01/26
0

1516642       074/G06     F                  89,050.00          ZZ
                          360                81,498.59          1
                          8.6250             692.62             65
                          8.3750             692.62
NOGALES       AZ 85621    2                  05/16/96           00
0655491082                05                 07/01/96           0.0000
1221156150                O                  06/01/26
0

1516775       074/G06     F                  252,400.00         ZZ
                          360                230,831.54         1
                          8.7500             1985.64            80
                          8.5000             1985.64
CORINTH       TX 76205    1                  03/25/96           00
0655491454                03                 05/01/96           0.0000
1563114356                O                  04/01/26
0

1517150       074/G06     F                  120,000.00         ZZ
                          360                109,620.58         1
                          8.5000             922.70             75
                          8.2500             922.70
DES MOINES    IA 50317    1                  05/17/96           00
0655492916                05                 07/01/96           0.0000
13182129                  O                  06/01/26
0

1534073       074/943     F                  245,250.00         ZZ
                          360                223,095.18         1
                          8.6250             1907.53            90
                          8.3750             1907.53
MIAMI         FL 33168    1                  09/05/96           12
626000923                 05                 10/01/96           30.0000
1311271198                O                  09/01/26
0

1534149       074/943     F                  247,000.00         ZZ
                          360                226,247.19         1
                          8.7500             1943.16            95
                          8.5000             1943.16
LOS ANGELES   CA 90045    1                  08/28/96           10
626000971                 05                 10/01/96           30.0000
1562163119                O                  09/01/26
0

1534297       074/074     F                  55,000.00          ZZ
                          360                39,454.09          1
                          8.8750             437.61             74
                          8.6250             437.61
BROOKLYN      NY 11209    1                  07/24/96           00
1111051711                11                 09/01/96           0.0000
1111051711                O                  08/01/26
0

1534304       074/074     F                  46,000.00          ZZ
                          360                42,483.78          1
                          9.1250             374.28             50
                          8.8750             374.28
NEW YORK      NY 10024    2                  08/21/96           00
1111058459                11                 10/01/96           0.0000
1111058459                O                  09/01/26
0

1536106       439/943     F                  540,000.00         ZZ
                          360                487,640.21         1
                          8.4500             4133.02            80
                          8.2000             4133.02
BOCA RATON    FL 33433    1                  10/03/96           00
626001145                 05                 12/01/96           0.0000
1876224                   O                  11/01/26
0

1536358       369/G02     F                  381,000.00         ZZ
                          360                350,707.55         1
                          8.6250             2963.38            73
                          8.3750             2963.38
INDIANAPOLIS  IN 46236    2                  10/25/96           00
0430071530                03                 12/01/96           0.0000
49757743                  O                  11/01/26
0

1587667       G13/H62     F                  247,100.00         ZZ
                          360                233,718.61         1
                          10.3500            2232.66            81
                          9.8500             2232.66
WASHINGTON    DC 20012    5                  05/09/97           23
0007215205                05                 06/14/97           0.0000
1192A                     O                  05/14/27
0

1591242       H39/G06     A                  69,600.00          ZZ
                          360                65,433.94          1
                          11.8000            705.22             80
                          11.3000            705.22
ENGLEWOOD     CO 80110    5                  11/07/96           00
0690017694                05                 01/01/97           0.0000
963029M                   O                  12/01/26
0

1659718       229/T18     F                  52,550.00          ZZ
                          360                49,064.96          1
                          8.8750             418.12             90
                          8.6250             418.12
BALTIMORE     MD 21224    2                  11/28/97           10
10900157                  05                 01/01/98           25.0000
7709314                   N                  12/01/27
0

1709503       A46/G02     F                  63,750.00          ZZ
                          360                59,272.48          1
                          8.3750             484.55             85
                          8.1250             484.55
MEMPHIS       TN 38116    2                  04/23/98           04
0430810739                05                 06/01/98           25.0000
0820676                   N                  05/01/28
0

1732068       E22/G02     F                  300,000.00         T
                          360                282,929.23         1
                          8.8750             2386.93            47
                          8.6250             2386.93
SO PADRE ISLANTX 78597    1                  04/20/98           00
0410812135                06                 06/01/98           0.0000
410812135                 O                  05/01/28
0

1757077       E22/G02     F                  200,000.00         T
                          360                187,803.76         1
                          8.3750             1520.14            55
                          8.1250             1520.14
BIG SKY       MT 59716    1                  05/15/98           00
0410812713                03                 07/01/98           0.0000
410812713                 O                  06/01/28
0

1760603       E57/G02     F                  80,800.00          ZZ
                          360                75,661.14          1
                          8.5000             621.28             80
                          8.2500             621.28
FRESNO        CA 93704    2                  06/08/98           00
0430978478                05                 08/01/98           0.0000
67212006356               N                  07/01/28
0

1780248       455/G02     F                  129,300.00         ZZ
                          360                121,541.25         1
                          8.3750             982.78             79
                          8.1250             982.78
LAWRENCEVILLE GA 30045    4                  07/20/98           00
0430965210                05                 09/01/98           0.0000
74099                     O                  08/01/28
0

1780462       E22/G02     F                  75,000.00          ZZ
                          360                70,487.21          1
                          8.8750             596.73             75
                          8.6250             596.73
GRAFTON       OH 44044    2                  07/14/98           00
0410943070                05                 09/01/98           0.0000
410943070                 N                  08/01/28
0

1781713       E22/G02     F                  84,150.00          ZZ
                          360                79,397.73          1
                          8.7500             662.01             90
                          8.5000             662.01
HAGERMAN      ID 83332    1                  07/21/98           04
0410940894                05                 09/01/98           25.0000
410940894                 N                  08/01/28
0

1790957       E22/G02     F                  23,400.00          ZZ
                          360                21,363.75          1
                          9.3750             194.63             90
                          9.1250             194.63
ROCKFORD      IL 61102    1                  08/07/98           10
0410981757                05                 09/01/98           25.0000
410981757                 N                  08/01/28
0

1792376       E22/G02     F                  137,500.00         T
                          360                119,777.10         1
                          8.3750             1045.10            80
                          8.1250             1045.10
KISSIMMEE     FL 34746    1                  08/07/98           00
0410694855                03                 09/01/98           0.0000
410694855                 O                  08/01/28
0

1793232       E22/G02     F                  112,500.00         ZZ
                          360                106,399.37         1
                          8.7500             885.04             90
                          8.5000             885.04
CHARLOTTE     NC 28227    1                  08/14/98           10
0410971212                05                 10/01/98           25.0000
410971212                 N                  09/01/28
0

1794482       369/G02     F                  44,900.00          ZZ
                          360                42,254.44          1
                          8.6250             349.23             90
                          8.3750             349.23
GREENSBORO    NC 27406    1                  08/14/98           21
0430991166                01                 10/01/98           25.0000
0061118691                N                  09/01/28
0

1804740       F25/G02     F                  138,600.00         ZZ
                          360                132,178.94         3
                          8.7500             1090.37            90
                          8.5000             1090.37
BROOKLYN      NY 11222    1                  11/18/99           02
0431650746                05                 01/01/00           25.0000
R9808045                  N                  12/01/29
0

1820626       287/998     F                  47,400.00          ZZ
                          360                41,882.82          1
                          9.1250             385.67             97
                          8.8750             385.67
DALLAS        TX 75224    1                  08/03/94           23
17593860                  05                 10/01/94           0.0000
175938604                 O                  09/01/24
0

1822619       287/134     F                  319,300.00         ZZ
                          334                218,753.01         1
                          8.6250             2525.87            68
                          8.3750             2525.87
PHOENIX       AZ 85014    1                  01/28/92           00
0020802856                05                 03/01/92           0.0000
176619831                 O                  12/01/19
0

1830546       A37/G02     F                  35,100.00          ZZ
                          360                33,263.37          3
                          8.7500             276.14             90
                          8.5000             276.14
MILWAUKEE     WI 53207    1                  10/16/98           10
0431131515                05                 12/01/98           25.0000
319875                    N                  11/01/28
0

1896318       134/G02     F                  26,910.00          ZZ
                          240                21,806.01          1
                          8.3750             231.41             90
                          8.1250             231.41
ABILENE       TX 79602    1                  03/24/99           11
0431274026                05                 05/01/99           25.0000
7335848                   N                  04/01/19
0

1909733       687/G02     F                  45,000.00          ZZ
                          360                42,614.86          3
                          8.7500             354.02             90
                          8.5000             354.02
ERIE          PA 16503    1                  06/10/99           04
0431364991                05                 08/01/99           25.0000
9905130475                N                  07/01/29
0

1909745       687/G02     F                  45,900.00          ZZ
                          360                43,361.33          3
                          8.7500             361.10             90
                          8.5000             361.10
ERIE          PA 16503    1                  06/09/99           04
0431367135                05                 08/01/99           25.0000
9905130474                N                  07/01/29
0

1924287       H49/G02     F                  55,000.00          ZZ
                          360                52,482.43          1
                          8.7500             432.69             79
                          8.5000             432.69
CHICAGO       IL 60613    1                  08/02/99           00
0431418656                06                 10/01/99           0.0000
313527                    O                  09/01/29
0

1928377       G10/G02     F                  47,250.00          ZZ
                          360                39,195.98          1
                          9.1250             384.45             90
                          8.8750             384.45
HOUSTON       TX 77072    1                  06/29/99           10
0431496827                05                 08/01/99           25.0000
00                        N                  07/01/29
0

1932684       Q49/G02     F                  85,600.00          ZZ
                          360                81,280.66          1
                          9.5000             719.78             80
                          9.2500             719.78
SOUTHFIELD    MI 48034    5                  08/17/99           00
0431442961                05                 10/01/99           0.0000
0000                      O                  09/01/29
0

1934677       K15/G02     F                  40,800.00          ZZ
                          360                38,937.94          1
                          8.7500             320.97             89
                          8.5000             320.97
OLNEY         IL 62450    2                  06/19/99           10
0431413830                05                 08/01/99           25.0000
018105405071              O                  07/01/29
0

1935175       Q07/G02     F                  196,494.00         ZZ
                          360                184,362.66         1
                          8.6250             1528.31            80
                          8.3750             1528.31
TAMPA         FL 33611    1                  07/29/99           00
0431423219                01                 09/01/99           0.0000
0000                      O                  08/01/29
0

1935856       B75/G02     F                  52,800.00          ZZ
                          360                49,798.49          4
                          9.0000             424.84             80
                          8.7500             424.84
TUCSON        AZ 85713    1                  07/16/99           00
0431454743                05                 09/01/99           0.0000
1989748                   N                  08/01/29
0

1936216       R91/G02     F                  45,900.00          ZZ
                          360                44,029.04          1
                          9.0000             369.32             89
                          8.7500             369.32
GRAND ISLAND  NE 68801    1                  09/15/99           12
0431507367                05                 11/01/99           25.0000
0000                      N                  10/01/29
0

1936221       R91/G02     F                  28,500.00          ZZ
                          360                27,434.94          1
                          9.5000             239.64             75
                          9.2500             239.64
GRAND ISLAND  NE 68801    5                  09/15/99           00
0431507557                05                 11/01/99           0.0000
0000                      N                  10/01/29
0

1936622       H49/G02     F                  55,100.00          ZZ
                          360                52,825.53          1
                          8.8750             438.40             75
                          8.6250             438.40
BONITA        AZ 85643    5                  09/17/99           00
0431528165                27                 11/01/99           0.0000
313670                    O                  10/01/29
0

1938991       B75/G02     F                  84,000.00          ZZ
                          360                76,429.93          1
                          8.5000             645.89             78
                          8.2500             645.89
OLDSMAR       FL 34677    1                  08/19/99           00
0431443696                07                 10/01/99           0.0000
1704386                   O                  09/01/29
0

1939766       F44/G02     F                  90,000.00          ZZ
                          360                86,326.38          1
                          9.1250             732.27             90
                          8.8750             732.27
ALABASTER     AL 35007    5                  08/25/99           10
0431447804                05                 10/01/99           25.0000
209565                    O                  09/01/29
0

1940110       B75/G02     F                  78,000.00          ZZ
                          360                74,869.36          1
                          9.5000             655.87             65
                          9.2500             655.87
BOLINGBROOK   IL 60440    5                  08/18/99           00
0431456151                05                 10/01/99           0.0000
1697192                   N                  09/01/29
0

1940513       E45/G02     F                  69,900.00          ZZ
                          360                63,051.56          1
                          9.1250             568.73             78
                          8.8750             568.73
CLINTON       TN 37716    1                  08/31/99           00
0431464585                05                 10/01/99           0.0000
56033                     O                  09/01/29
0

1941154       B75/G02     F                  80,000.00          ZZ
                          360                76,840.96          2
                          9.2500             658.14             80
                          9.0000             658.14
CHICAGO       IL 60628    5                  08/30/99           00
0431466739                05                 10/01/99           0.0000
1713015                   O                  09/01/29
0

1941842       J86/G02     F                  180,000.00         ZZ
                          360                171,249.65         3
                          8.6250             1400.02            90
                          8.3750             1400.02
BRONX         NY 10472    1                  11/09/99           11
0431645860                05                 01/01/00           25.0000
81160                     O                  12/01/29
0

1942728       455/T18     F                  78,750.00          ZZ
                          360                75,643.98          1
                          9.1250             640.74             70
                          8.8750             640.74
KINGSLAND     GA 31548    2                  09/07/99           00
0007575491                05                 11/01/99           0.0000
09000021                  O                  10/01/29
0

1942878       N34/G02     F                  57,200.00          ZZ
                          360                54,705.49          1
                          8.7500             449.99             80
                          8.5000             449.99
HAMMOND       IN 46324    5                  09/24/99           00
0431523752                05                 11/01/99           0.0000
0000                      O                  10/01/29
0

1943687       005/G02     F                  102,500.00         ZZ
                          360                98,525.95          1
                          9.1250             833.98             77
                          8.8750             833.98
DESTIN        FL 32541    2                  10/07/99           00
0431579796                05                 12/01/99           0.0000
003011017062              O                  11/01/29
0

1943878       369/G02     F                  96,500.00          ZZ
                          360                92,415.59          1
                          9.0000             776.47             90
                          8.7500             776.47
DAVENPORT     FL 33837    1                  07/22/99           12
0431515675                03                 09/01/99           25.0000
0071615736                N                  08/01/29
0

1944721       163/G02     F                  337,500.00         ZZ
                          360                320,712.79         1
                          8.7500             2655.11            90
                          8.5000             2655.11
MIAMI BEACH   FL 33140    1                  08/10/99           04
0431508092                06                 10/01/99           25.0000
7717063050                O                  09/01/29
0

1944860       N11/G02     F                  86,000.00          ZZ
                          360                82,552.31          1
                          9.1250             699.72             80
                          8.8750             699.72
MADISON       AL 35758    1                  09/30/99           00
0431535301                05                 11/01/99           0.0000
EDMISTON                  O                  10/01/29
0

1945653       637/G02     F                  96,000.00          ZZ
                          360                91,737.38          1
                          9.0000             772.44             80
                          8.7500             772.44
SILVERTON     OR 97381    5                  08/31/99           00
0431514918                27                 11/01/99           0.0000
0010274397                O                  10/01/29
0

1946322       R21/G02     F                  57,000.00          ZZ
                          360                51,794.94          1
                          9.7500             489.72             95
                          9.5000             489.72
CHICAGO       IL 60636    1                  10/14/99           10
0431553262                05                 12/01/99           30.0000
SMITH                     O                  11/01/29
0

1947761       P29/G02     F                  58,900.00          ZZ
                          360                56,728.21          1
                          9.3750             489.90             95
                          9.1250             489.90
TRAER         IA 50675    1                  10/15/99           10
0431557693                05                 12/01/99           30.0000
ROBINSON                  O                  11/01/29
0

1951597       183/G02     F                  60,000.00          ZZ
                          360                56,344.37          1
                          9.1250             488.18             56
                          8.8750             488.18
WATERBURY     CT 06706    1                  10/18/99           00
0431608033                05                 11/18/99           0.0000
800208781                 O                  10/18/29
0

1951838       E11/G02     F                  66,600.00          ZZ
                          360                63,818.28          1
                          8.7500             523.94             90
                          8.5000             523.94
MINNEAPOLIS   MN 55418    1                  10/28/99           12
0431590538                01                 12/01/99           25.0000
3001019063                O                  11/01/29
0

1953637       369/G02     F                  80,000.00          ZZ
                          360                76,594.54          1
                          8.8750             636.52             80
                          8.6250             636.52
HIDALGO       TX 78557    2                  08/23/99           00
0431627421                05                 10/01/99           0.0000
0071701882                O                  09/01/29
0

1953932       638/G02     F                  125,600.00         ZZ
                          360                115,313.73         1
                          8.3750             954.65             80
                          8.1250             954.65
ESCONDIDO     CA 92026    1                  10/25/99           00
0431626530                05                 12/01/99           0.0000
08938279                  O                  11/01/29
0

1956685       M96/G02     F                  84,000.00          ZZ
                          360                80,099.72          1
                          8.7500             660.83             80
                          8.5000             660.83
BATTLE CREEK  MI 49014    5                  11/19/99           00
0431654250                05                 01/01/00           0.0000
106053008                 O                  12/01/29
0

1957063       A68/G02     F                  131,250.00         ZZ
                          360                126,072.22         1
                          9.0000             1056.07            75
                          8.7500             1056.07
COPPELL       TX 75019    1                  11/22/99           00
0431660216                05                 01/01/00           0.0000
LION                      N                  12/01/29
0

1962177       B28/G02     F                  162,000.00         ZZ
                          360                154,854.63         1
                          8.3750             1231.32            86
                          8.1250             1231.32
NORTHEAST ALBUNM 87111    2                  11/29/99           11
0431732213                05                 01/01/00           25.0000
05991577B                 O                  12/01/29
0

1965512       H93/G02     F                  44,550.00          ZZ
                          360                43,048.78          1
                          9.6250             378.67             90
                          9.3750             378.67
KANSAS CITY   KS 66102    1                  12/10/99           04
0431763713                05                 02/01/00           25.0000
9995392                   N                  01/01/30
0

1967528       286/286     F                  196,000.00         ZZ
                          360                188,674.91         4
                          9.1250             1594.72            80
                          8.8750             1594.72
BOUNTIFUL     UT 84010    1                  12/08/99           00
9690133                   05                 02/01/00           0.0000
09690133                  N                  01/01/30
0

1970242       K15/G02     F                  46,150.00          ZZ
                          360                43,371.33          1
                          9.1250             375.49             65
                          8.8750             375.49
FARMERSVILLE  TX 75442    5                  01/07/00           00
0431829464                05                 03/01/00           0.0000
3007848                   N                  02/01/30
0

1971153       R84/G02     F                  30,000.00          ZZ
                          240                27,033.75          1
                          9.2500             274.76             42
                          9.0000             274.76
CALHOUN       LA 71225    5                  02/04/00           00
0431855840                27                 03/09/00           0.0000
FREEMAN                   O                  02/09/20
0

1972072       K15/G02     F                  64,300.00          ZZ
                          360                62,271.74          1
                          9.7500             552.44             90
                          9.5000             552.44
ALBION        NY 14411    5                  02/11/00           10
0431855626                05                 04/01/00           25.0000
007205300727              O                  03/01/30
0

1973257       R59/G02     F                  64,741.00          ZZ
                          360                61,995.91          1
                          8.3750             492.08             79
                          8.1250             492.08
CHICAGO       IL 60623    5                  01/31/00           00
0431889658                05                 03/04/00           0.0000
16592                     O                  02/04/30
0

1975851       637/G02     F                  25,000.00          ZZ
                          360                20,808.98          1
                          8.8750             198.92             60
                          8.6250             198.92
PHOENIX       AZ 85016    1                  02/24/00           00
0431897388                01                 04/01/00           0.0000
0020021481                N                  03/01/30
0

1977632       K15/G02     F                  87,400.00          ZZ
                          360                84,433.87          1
                          9.3750             726.95             85
                          9.1250             726.95
AUBURN HILLS  MI 48326    5                  03/17/00           27
0431933167                05                 05/01/00           12.0000
035805300830              O                  04/01/30
0

1978655       K15/G02     F                  100,600.00         ZZ
                          240                89,083.72          1
                          9.7500             954.21             95
                          9.5000             954.21
AKRON         OH 44320    5                  03/24/00           10
0431947514                05                 05/01/00           30.0000
028005300472              O                  04/01/20
0

1978682       K15/G02     F                  151,900.00         ZZ
                          360                144,528.55         1
                          8.5000             1167.98            80
                          8.2500             1167.98
CANTON        OH 44706    5                  03/27/00           00
0431945799                05                 05/01/00           0.0000
036905300678              O                  04/01/30
0

1985651       H37/G02     F                  62,900.00          ZZ
                          360                60,656.52          2
                          9.2500             517.46             88
                          9.0000             517.46
PHILADELPHIA  PA 19114    2                  05/30/00           04
0432065340                05                 07/01/00           25.0000
00234604                  N                  06/01/30
0

1992366       K15/G01     F                  75,005.00          ZZ
                          360                73,034.64          1
                          10.3750            679.11             107
                          10.1250            679.11
MEMPHIS       TN 38125    1                  06/30/00           23
0432168888                07                 08/01/00           0.0000
3051850                   O                  07/01/30
0

1993561       K15/G02     F                  52,700.00          ZZ
                          360                51,358.01          1
                          10.2500            472.25             85
                          10.0000            472.25
SAGINAW       MI 48601    5                  07/01/00           10
0432165082                05                 09/01/00           12.0000
024405300788              O                  08/01/30
0

1993678       U59/G01     F                  199,000.00         ZZ
                          360                193,948.09         1
                          10.2500            1783.25            100
                          10.0000            1783.25
YORK          PA 17403    1                  08/03/00           23
0432296333                05                 09/03/00           0.0000
800557505                 O                  08/03/30
0

1994251       225/225     F                  300,000.00         ZZ
                          360                289,631.91         1
                          8.7500             2360.10            56
                          8.5000             2360.10
WESTFIELD     NJ 07090    1                  06/14/00           00
0009915404                05                 08/01/00           0.0000
6400611                   O                  07/01/30
0

1997735       K15/G01     F                  171,200.00         ZZ
                          360                167,060.09         1
                          10.5000            1566.03            107
                          10.2500            1566.03
WOODINVILLE   WA 98072    5                  07/26/00           23
0432239309                01                 09/01/00           0.0000
3053710                   O                  08/01/30
0

1998369       K15/G01     F                  72,000.00          ZZ
                          360                70,462.20          1
                          11.1250            692.48             103
                          10.8750            692.48
AKRON         OH 44320    5                  08/24/00           23
0432298792                05                 10/01/00           0.0000
028005301282              O                  09/01/30
0

1998416       K15/G01     F                  115,000.00         ZZ
                          360                108,229.89         1
                          10.5000            1051.95            100
                          10.2500            1051.95
IRVING        TX 75060    1                  07/07/00           23
0432258283                05                 09/01/00           0.0000
3052286                   O                  08/01/30
0

2001059       Q01/G01     F                  89,250.00          ZZ
                          360                87,043.75          1
                          10.1250            791.49             105
                          9.8750             791.49
DETROIT       MI 48227    1                  09/14/00           23
0432316032                05                 11/01/00           0.0000
29205016                  O                  10/01/30
0

2001083       K15/G01     F                  85,000.00          ZZ
                          360                82,794.75          1
                          9.8750             738.10             107
                          9.6250             738.10
ADDYSTON      OH 45001    1                  09/12/00           23
0432297661                05                 11/01/00           0.0000
028105301590              O                  10/01/30
0

2796366       F28/G02     F                  30,750.00          ZZ
                          360                29,083.56          1
                          8.5000             236.45             80
                          8.2500             236.45
PAINESVILLE   OH 44077    1                  11/18/98           00
0431326313                05                 01/01/99           0.0000
4280301                   N                  12/01/28
0

2829926       F32/L08     F                  92,996.00          ZZ
                          360                77,218.05          1
                          8.5000             715.06             100
                          8.1030             715.06
DEERFIELD BEACFL 33442    1                  04/22/94           00
0690007430                05                 06/01/94           0.0000
3889698                   O                  05/01/24
0

2846393       581/L08     F                  39,900.00          ZZ
                          360                38,493.05          1
                          10.7500            372.46             70
                          10.3390            372.46
WOODBURY      NJ 08096    5                  01/29/99           00
0690006317                05                 03/01/99           0.0000
2094563                   N                  02/01/29
0

2846395       581/L08     F                  85,600.00          ZZ
                          360                82,413.42          1
                          10.7500            799.07             80
                          10.3390            799.07
FINDLAY       OH 45840    1                  03/25/99           00
0690007505                05                 05/01/99           0.0000
2674836                   O                  04/01/29
0

2858344       E22/G02     F                  104,700.00         T
                          360                100,092.83         1
                          8.7500             823.68             80
                          8.5000             823.68
ORLANDO       FL 32824    1                  07/29/99           00
0411344161                09                 09/01/99           0.0000
0411344161                O                  08/01/29
0

2859127       976/G02     F                  60,300.00          ZZ
                          360                51,340.26          1
                          9.2500             496.08             90
                          9.0000             496.08
ORTONVILLE    MN 56278    1                  07/15/99           11
0655444222                05                 09/01/99           25.0000
5776285                   N                  08/01/29
0

2860067       R76/U56     F                  24,000.00          ZZ
                          360                23,000.96          2
                          10.4500            218.64             80
                          9.2130             218.64
FORT WAYNE    IN 46835    5                  10/21/98           00
0655485746                23                 12/01/98           0.0000
30469                     N                  11/01/28
0

2860377       E22/G02     F                  113,600.00         ZZ
                          360                108,247.77         1
                          8.7500             893.69             80
                          8.5000             893.69
TEXAS CITY    TX 77590    5                  07/26/99           00
0411538457                05                 09/01/99           0.0000
0411538457                O                  08/01/29
0

2864507       736/U57     F                  95,000.00          ZZ
                          360                87,593.47          1
                          8.5000             730.47             55
                          8.2500             730.47
BARNEGAT      NJ 08005    1                  06/25/99           00
0655471274                05                 08/01/99           0.0000
737677                    O                  07/01/29
0

2864566       736/L08     F                  74,900.00          ZZ
                          360                71,304.47          1
                          9.0000             602.67             75
                          8.7500             602.67
LYNCHBURG     VA 24502    1                  07/23/99           00
0690021423                05                 09/01/99           0.0000
920092                    O                  08/01/29
0

2864576       736/U57     F                  256,000.00         ZZ
                          360                245,713.45         1
                          9.2500             2106.05            80
                          9.0000             2106.05
SALT LAKE CITYUT 84103    5                  07/23/99           00
0655486298                05                 09/01/99           0.0000
921537                    O                  08/01/29
0

2865732       E22/G02     F                  56,700.00          ZZ
                          360                54,568.92          1
                          9.5000             476.76             90
                          9.2500             476.76
PORT ORANGE   FL 32119    2                  08/04/99           04
0411551310                27                 10/01/99           25.0000
0411551310                O                  09/01/29
0

2868250       K83/U57     F                  79,200.00          ZZ
                          360                76,358.65          1
                          10.6250            731.89             95
                          10.1570            731.89
DECATUR       GA 30035    1                  12/07/98           00
0655471209                05                 02/01/99           0.0000
0010158327                O                  01/01/29
0

2878286       623/G02     F                  92,500.00          ZZ
                          360                88,429.83          1
                          8.7500             727.70             69
                          8.5000             727.70
DEKALB        IL 60115    5                  07/07/99           00
0431433127                05                 09/01/99           0.0000
1360512                   O                  08/01/29
0

2878314       623/G02     F                  525,000.00         ZZ
                          360                501,373.68         1
                          8.6250             4083.40            69
                          8.3750             4083.40
STAFFORD      VA 22406    2                  07/16/99           00
0431435023                05                 09/01/99           0.0000
1365822                   O                  08/01/29
0

2878361       623/G02     F                  64,700.00          ZZ
                          360                61,437.25          1
                          8.8750             514.79             73
                          8.6250             514.79
FLORENCE      AZ 85232    5                  07/16/99           00
0431430107                05                 09/01/99           0.0000
6207240                   O                  08/01/29
0

2879582       196/G02     F                  115,650.00         ZZ
                          360                109,470.11         1
                          8.5000             889.25             90
                          8.2500             889.25
WHITTIER      CA 90606    1                  06/17/99           14
0431446665                05                 08/01/99           25.0000
1281169                   N                  07/01/29
0

2884591       E22/G02     F                  115,200.00         ZZ
                          360                109,397.63         4
                          9.2500             947.72             80
                          9.0000             947.72
WACO          TX 76712    1                  08/19/99           00
0411506553                05                 10/01/99           0.0000
0411506553                N                  09/01/29
0

2884592       E22/G02     F                  115,200.00         ZZ
                          360                110,226.87         4
                          9.2500             947.72             80
                          9.0000             947.72
WACO          TX 76712    1                  08/19/99           00
0411506801                05                 10/01/99           0.0000
0411506801                N                  09/01/29
0

2886662       E22/G02     F                  54,600.00          ZZ
                          360                52,299.02          1
                          8.8750             434.42             70
                          8.6250             434.42
DELTONA       FL 32738    1                  08/23/99           00
0411540305                05                 10/01/99           0.0000
0411540305                O                  09/01/29
0

2894192       976/998     F                  65,000.00          ZZ
                          360                62,002.03          1
                          8.3750             494.05             59
                          8.1250             494.05
BELMONT       NH 03246    5                  08/05/99           00
15300724                  05                 10/01/99           0.0000
5605986                   O                  09/01/29
0

2895213       074/074     F                  27,000.00          ZZ
                          360                25,605.54          1
                          8.3750             205.22             90
                          8.1250             205.22
LUND          NV 89317    1                  07/16/99           11
1251206473                05                 09/01/99           25.0000
1251206473                N                  08/01/29
0

2901362       G75/E86     F                  219,500.00         ZZ
                          360                209,821.14         4
                          8.6250             1707.25            92
                          8.3750             1707.25
MACHESNEY PARKIL 61115    2                  08/06/99           14
0003505899                05                 10/01/99           30.0000
03505899                  O                  09/01/29
0

2901367       G75/E86     F                  290,400.00         ZZ
                          360                102,153.55         1
                          8.5000             2232.93            78
                          8.2500             2232.93
PLYMOUTH MEETIPA 19462    1                  08/27/99           00
0003921346                05                 10/01/99           0.0000
03921346                  O                  09/01/29
0

2901663       560/T18     F                  90,000.00          ZZ
                          360                84,365.14          4
                          8.3750             684.07             90
                          8.1250             684.07
BROCKTON      MA 02401    1                  02/19/99           21
0007991227                05                 04/01/99           25.0000
167783000                 N                  03/01/29
0

2901717       560/560     F                  123,000.00         ZZ
                          360                116,567.30         1
                          8.3750             934.89             75
                          8.1250             934.89
SUNSET  BEACH FL 33706    1                  03/19/99           00
169071107                 05                 05/01/99           0.0000
169071107                 N                  04/01/29
0

2901741       560/560     F                  55,800.00          ZZ
                          360                50,757.09          1
                          9.0000             448.98             90
                          8.7500             448.98
BUTLER        NJ 07405    1                  01/22/97           04
450626767                 05                 03/01/97           17.0000
450626767                 N                  02/01/27
0

2901838       560/560     F                  341,000.00         ZZ
                          360                324,510.13         1
                          8.3750             2591.85            60
                          8.1250             2591.85
NATCHEZ       MS 39120    1                  06/17/99           00
122794209                 05                 08/01/99           0.0000
122794209                 O                  07/01/29
0

2906895       526/686     F                  50,400.00          ZZ
                          360                48,153.20          1
                          8.7500             396.50             90
                          8.5000             396.50
LAFAYETTE     LA 70506    1                  07/06/99           12
6103755887                05                 09/01/99           25.0000
0375588                   N                  08/01/29
0

2906955       526/686     F                  75,250.00          ZZ
                          360                71,779.14          1
                          8.3750             571.96             70
                          8.1250             571.96
HENDERSON     NV 89015    2                  08/25/99           00
6103794704                05                 10/01/99           0.0000
0379470                   N                  09/01/29
0

2906963       526/686     F                  130,500.00         ZZ
                          360                124,513.43         4
                          8.7500             1026.65            90
                          8.5000             1026.65
GREAT FALLS   MT 59405    1                  08/26/99           12
6103806276                05                 10/01/99           25.0000
0380627                   N                  09/01/29
0

2916476       E82/G02     F                  46,800.00          ZZ
                          360                44,833.00          1
                          9.2500             385.01             90
                          9.0000             385.01
SAN ANTONIO   TX 78233    1                  09/17/99           04
0400230835                05                 11/01/99           25.0000
0400230835                N                  10/01/29
0

2920192       E22/G02     F                  35,100.00          ZZ
                          360                33,607.23          1
                          9.3750             291.94             90
                          9.1250             291.94
DALLAS        TX 75216    1                  09/17/99           12
0411581655                05                 11/01/99           25.0000
0411581655                N                  10/01/29
0

2926295       E22/T18     F                  235,000.00         ZZ
                          360                224,855.34         1
                          9.0000             1890.86            63
                          8.7500             1890.86
PAGOSA SPRINGSCO 81147    5                  09/17/99           00
11405776                  05                 11/01/99           0.0000
0411613243                O                  10/01/29
0

2933166       637/G02     F                  72,000.00          ZZ
                          360                69,246.08          4
                          9.5000             605.42             90
                          9.2500             605.42
NEW ORLEANS   LA 70118    2                  08/30/99           11
0431510049                05                 10/01/99           25.0000
0017596537                N                  09/01/29
0

2933238       623/G02     F                  88,000.00          ZZ
                          360                84,767.64          1
                          9.6250             747.99             76
                          9.3750             747.99
LA GUNA       NM 87026    2                  08/30/99           00
0431510593                05                 10/01/99           0.0000
1306514                   O                  09/01/29
0

2934114       E22/G02     F                  84,000.00          ZZ
                          360                79,909.39          1
                          8.5000             645.89             68
                          8.2500             645.89
FAIRVIEW      TN 37062    5                  08/20/99           00
0411527245                27                 10/01/99           0.0000
0411527245                O                  09/01/29
0

2945965       K15/G02     F                  61,700.00          ZZ
                          360                59,233.37          1
                          10.2500            552.89             95
                          10.0000            552.89
GOSHEN        IN 46528    2                  09/24/99           27
0431550359                05                 11/01/99           30.0000
03405300121               O                  10/01/29
0

2949186       K15/G02     F                  89,900.00          ZZ
                          360                86,078.00          1
                          8.7300             705.96             90
                          8.4800             705.96
CORYDON       IN 47112    5                  09/02/99           27
0431576040                05                 11/01/99           25.0000
00341000530006            O                  10/01/29
0

2962126       E22/G02     F                  86,450.00          ZZ
                          360                79,636.17          4
                          8.7500             680.10             65
                          8.5000             680.10
SAN ANTONIO   TX 78239    5                  10/08/99           00
0411641897                05                 12/01/99           0.0000
0411641897                N                  11/01/29
0

2976666       K15/G02     F                  65,800.00          ZZ
                          360                63,749.19          1
                          10.2750            590.86             89
                          10.0250            590.86
WILMINGTON    OH 45177    5                  10/11/99           10
0431632009                05                 12/01/99           25.0000
00290000530033            O                  11/01/29
0

2986539       E22/G02     F                  80,000.00          ZZ
                          360                77,050.10          2
                          9.3750             665.40             49
                          9.1250             665.40
FORT WORTH    TX 76133    5                  10/22/99           00
0411662141                05                 12/01/99           0.0000
0411662141                N                  11/01/29
0

2993802       074/074     F                  170,000.00         ZZ
                          360                161,011.41         4
                          8.5000             1307.16            85
                          8.2500             1307.16
VENTNOR CITY  NJ 08406    1                  07/30/99           01
1503586186                05                 09/01/99           25.0000
1503586186                N                  08/01/29
0

2998479       E22/G02     F                  113,400.00         ZZ
                          360                108,728.55         4
                          9.7500             974.28             90
                          9.5000             974.28
ORLANDO       FL 32808    1                  10/29/99           10
0411606270                05                 12/01/99           25.0000
0411606270                N                  11/01/29
0

3002852       G75/E86     F                  63,000.00          ZZ
                          360                60,399.13          2
                          8.8750             501.26             87
                          8.6250             501.26
MT. HOLLY     NJ 08060    1                  09/17/99           10
0003923376                05                 11/01/99           25.0000
03923376                  N                  10/01/29
0

3002853       G75/E86     F                  63,000.00          ZZ
                          360                60,399.13          1
                          8.8750             501.26             79
                          8.6250             501.26
BEVERLY CITY  NJ 08010    1                  09/17/99           14
0003921132                05                 11/01/99           25.0000
03921132                  N                  10/01/29
0

3013846       E22/G02     F                  89,900.00          ZZ
                          360                86,599.95          1
                          9.3750             747.74             90
                          9.1250             747.74
LEANDER       TX 78641    1                  11/05/99           11
0411691389                05                 01/01/00           25.0000
0411691389                N                  12/01/29
0

3016096       526/686     F                  108,500.00         ZZ
                          360                104,020.77         4
                          8.8750             863.28             70
                          8.6250             863.28
MESA          AZ 85203    5                  09/24/99           00
6103832223                09                 11/01/99           0.0000
0383222                   N                  10/01/29
0

3019139       623/G02     F                  572,600.00         ZZ
                          360                547,261.66         1
                          8.3750             4352.17            70
                          8.1250             4352.17
ARLINGTON     TX 76012    2                  10/14/99           00
0431637842                05                 12/01/99           0.0000
5221290                   O                  11/01/29
0

3019147       623/G02     F                  48,150.00          ZZ
                          360                46,246.38          1
                          9.2500             396.12             90
                          9.0000             396.12
ST LOUIS      MO 63111    1                  10/12/99           10
0431636992                05                 12/01/99           25.0000
1371791                   N                  11/01/29
0

3020585       975/G02     F                  110,600.00         ZZ
                          360                105,871.99         4
                          8.5000             850.42             70
                          8.2500             850.42
EL MONTE      CA 91733    2                  11/09/99           00
0431631530                05                 01/01/00           0.0000
992817                    N                  12/01/29
0

3040518       E22/G02     F                  65,600.00          ZZ
                          360                58,014.35          1
                          8.7500             516.08             80
                          8.5000             516.08
COCONUT CREEK FL 33066    1                  11/19/99           00
0411672819                09                 01/01/00           0.0000
0411672819                O                  12/01/29
0

3040530       E22/G02     F                  76,000.00          ZZ
                          360                72,923.73          1
                          8.7500             597.89             80
                          8.5000             597.89
POMPANO BEACH FL 33064    2                  11/15/99           00
0411691686                05                 01/01/00           0.0000
0411691686                O                  12/01/29
0

3054177       E22/G02     F                  126,000.00         ZZ
                          360                121,557.13         3
                          9.5000             1059.48            90
                          9.2500             1059.48
OAKLAND       CA 94621    1                  11/18/99           01
0411696362                05                 01/01/00           25.0000
0411696362                N                  12/01/29
0

3113055       E22/G02     F                  55,500.00          ZZ
                          360                52,924.94          1
                          8.6250             431.67             94
                          8.3750             431.67
FERGUSON      MO 63135    5                  12/23/99           01
0411762321                05                 02/01/00           30.0000
0411762321                O                  01/01/30
0

3252301       593/G02     F                  87,500.00          ZZ
                          360                83,417.66          1
                          8.8750             696.19             39
                          8.6250             696.19
SPARKS        NV 89434    2                  02/14/00           00
0431884576                05                 04/01/00           0.0000
0007601024                O                  03/01/30
0

3301652       E22/G02     F                  69,500.00          ZZ
                          360                65,087.61          1
                          8.8750             552.97             93
                          8.6250             552.97
NEW ORLEANS   LA 70117    2                  03/15/00           01
0411812365                05                 05/01/00           25.0000
0411812365                O                  04/01/30
0

3323313       074/G02     F                  96,300.00          ZZ
                          360                92,814.13          1
                          9.0000             774.85             90
                          8.7500             774.85
CHESAPEAKE    VA 23320    1                  02/28/00           04
0431956713                07                 04/01/00           30.0000
1781099316                N                  03/01/30
0

3380895       K15/G02     F                  55,900.00          ZZ
                          240                51,019.56          1
                          10.0000            539.45             80
                          9.7500             539.45
ROCHESTER     NY 14609    5                  03/28/00           00
0431988112                05                 05/01/00           0.0000
027205301051              N                  04/01/20
0

3384043       K15/G02     F                  69,900.00          ZZ
                          360                67,048.92          1
                          9.5000             587.76             94
                          9.2500             587.76
DAYTON        OH 45403    5                  04/13/00           27
0431988963                05                 06/01/00           30.0000
027805300426              O                  05/01/30
0

3413241       286/T18     F                  812,500.00         ZZ
                          360                786,151.08         1
                          9.6250             6906.17            65
                          9.3750             6906.17
UPPER GRANDVIENY 10960    5                  03/31/00           00
10900108                  05                 05/01/00           0.0000
0009531930                O                  04/01/30
0

3472679       E22/G02     F                  110,500.00         ZZ
                          360                106,937.26         1
                          9.2500             909.06             85
                          9.0000             909.06
WEST VALLEY CIUT 84128    2                  05/18/00           01
0411969249                05                 07/01/00           25.0000
0411969249                O                  06/01/30
0

3510838       E22/G01     F                  42,000.00          ZZ
                          360                40,958.76          1
                          10.5000            384.19             100
                          10.0000            384.19
SAN ANTONIO   TX 78245    1                  06/09/00           23
0411982523                05                 08/01/00           0.0000
0411982523                O                  07/01/30
0

3518378       E22/G01     F                  153,700.00         ZZ
                          360                149,195.69         1
                          9.8750             1334.65            106
                          9.3750             1334.65
SAN ANTONIO   TX 78247    1                  06/13/00           23
0411994445                03                 08/01/00           0.0000
0411994445                O                  07/01/30
0

3578494       E22/G01     F                  77,000.00          ZZ
                          360                74,687.64          1
                          9.5000             647.46             107
                          9.2500             647.46
SPOKANE       WA 99207    1                  06/26/00           23
0411985351                05                 08/01/00           0.0000
0411985351                O                  07/01/30
0

3578508       E22/G02     F                  133,000.00         ZZ
                          360                128,835.78         1
                          9.8750             1154.90            95
                          9.6250             1154.90
PONTIAC       MI 48342    5                  06/30/00           01
0412011660                05                 08/01/00           30.0000
0412011660                O                  07/01/30
0

3600826       E22/G01     F                  71,650.00          ZZ
                          360                70,036.99          1
                          10.8750            675.58             107
                          10.3750            675.58
OMAHA         NE 68111    1                  07/13/00           23
0412044851                05                 09/01/00           0.0000
0412044851                O                  08/01/30
0

3616894       E22/G02     F                  64,000.00          ZZ
                          360                62,254.09          1
                          9.8750             555.74             80
                          9.6250             555.74
RALEIGH       NC 27603    5                  07/18/00           00
0412031924                05                 09/01/00           0.0000
0412031924                N                  08/01/30
0

3646237       286/286     F                  22,050.00          ZZ
                          360                21,233.69          1
                          9.8750             191.48             90
                          9.6250             191.48
NORFOLK       VA 23504    1                  06/16/00           11
0061458                   05                 08/01/00           25.0000
0000061458                N                  07/01/30
0

3678174       F28/G02     F                  32,850.00          ZZ
                          360                31,796.71          1
                          9.5000             276.22             90
                          9.2500             276.22
AKRON         OH 44307    1                  05/17/00           04
0432197549                05                 07/01/00           25.0000
5632876                   N                  06/01/30
0

3716416       526/686     F                  179,900.00         ZZ
                          360                164,087.76         1
                          9.2500             1479.99            90
                          9.0000             1479.99
DRACUT        MA 01826    1                  07/27/00           11
6104048936                05                 09/01/00           25.0000
0404893                   N                  08/01/30
0

3717820       526/G01     F                  85,000.00          ZZ
                          360                80,753.58          1
                          10.2500            761.69             106
                          10.0000            761.69
CONROE        TX 77385    1                  08/25/00           23
0432323236                05                 10/01/00           0.0000
0420122                   O                  09/01/30
0

3720273       U05/G02     F                  92,800.00          ZZ
                          360                89,705.48          1
                          8.8750             738.36             80
                          8.6250             738.36
SAN ANTONIO   TX 78127    2                  09/12/00           00
0432371789                05                 11/01/00           0.0000
3060844                   O                  10/01/30
0

3727153       E22/G01     F                  101,650.00         ZZ
                          360                98,674.59          1
                          9.3750             845.47             107
                          8.8750             845.47
WENATCHEE     WA 98801    1                  08/17/00           23
0412093080                05                 10/01/00           0.0000
0412093080                O                  09/01/30
0

3752390       E22/G01     F                  152,500.00         ZZ
                          360                148,343.61         1
                          9.7500             1310.21            106
                          9.5000             1310.21
WENATCHEE     WA 98801    1                  08/23/00           23
0412087819                05                 10/01/00           0.0000
0412087819                O                  09/01/30
0

3752392       E22/G01     F                  96,300.00          ZZ
                          360                93,990.49          1
                          10.5000            880.89             107
                          10.2500            880.89
LUCERNE VALLEYCA 92356    1                  08/28/00           23
0412088361                05                 10/01/00           0.0000
0412088361                O                  09/01/30
941584410

3752395       E22/G01     F                  44,250.00          ZZ
                          360                43,206.73          1
                          10.5000            404.77             103
                          10.2500            404.77
INDIANAPOLIS  IN 46254    1                  08/31/00           23
0412090268                01                 10/01/00           0.0000
0412090268                O                  09/01/30
0

3756950       E22/G01     F                  46,950.00          ZZ
                          360                45,531.33          1
                          10.5000            429.47             107
                          10.2500            429.47
STANDISH      MI 48658    1                  09/01/00           23
0412106619                05                 10/01/00           0.0000
0412106619                O                  09/01/30
0

3759609       286/286     F                  18,000.00          ZZ
                          360                17,096.90          1
                          9.5000             151.36             90
                          9.2500             151.36
SUFFOLK       VA 23434    1                  07/11/00           12
0067260                   05                 09/01/00           25.0000
0000067260                O                  08/01/30
0

3773144       E84/G02     F                  32,400.00          ZZ
                          360                30,672.96          2
                          9.3750             269.49             90
                          9.1250             269.49
FREEPORT      IL 61032    1                  09/15/00           10
0432383594                05                 11/01/00           25.0000
11502948                  N                  10/01/30
0

3773846       526/G01     F                  144,070.00         ZZ
                          360                139,907.60         1
                          9.5000             1211.42            105
                          9.2500             1211.42
CEDAR HILL    TX 75104    1                  09/08/00           23
0432353662                05                 11/01/00           0.0000
0421531                   O                  10/01/30
0

3787012       E22/G01     F                  97,100.00          ZZ
                          360                94,868.64          1
                          10.5000            888.21             107
                          10.2500            888.21
VICTORVILLE   CA 92394    1                  09/01/00           23
0412103061                05                 11/01/00           0.0000
0412103061                O                  10/01/30
941584798

3789413       B57/G01     F                  87,550.00          ZZ
                          360                85,166.95          1
                          9.6250             744.17             104
                          9.3750             744.17
MESA          AZ 85208    1                  09/18/00           23
0432332948                01                 11/01/00           0.0000
20A0557                   O                  10/01/30
0

3794816       526/686     F                  109,900.00         T
                          360                79,085.72          1
                          8.5000             845.04             70
                          8.2500             845.04
LEHIGH ACRE   FL 39971    2                  08/14/00           00
6104120404                09                 10/01/00           0.0000
0412040                   O                  09/01/30
0

3796257       E22/G02     F                  68,300.00          ZZ
                          360                64,591.32          1
                          9.3750             568.08             70
                          9.1250             568.08
PORT ISABEL   TX 78578    5                  09/08/00           00
0412115693                05                 11/01/00           0.0000
0412115693                O                  10/01/30
0

3798753       664/G02     F                  48,450.00          ZZ
                          360                46,745.73          1
                          9.5000             407.40             85
                          9.2500             407.40
MACHESNEY PARKIL 61115    2                  09/20/00           11
0432325934                01                 11/01/00           12.0000
0000066508                N                  10/01/30
0

3799760       P45/G02     F                  108,900.00         ZZ
                          360                104,171.36         1
                          9.3750             905.78             90
                          9.1250             905.78
MERRITT ISLANDFL 32952    2                  10/24/00           04
0432382497                05                 12/01/00           25.0000
BRAUGRAND                 O                  11/01/30
0

3810741       U05/G02     F                  485,000.00         ZZ
                          360                468,682.19         1
                          8.5000             3729.23            63
                          8.2500             3729.23
TAVERNIER     FL 33070    5                  09/25/00           00
0432372233                05                 11/01/00           0.0000
3067905                   O                  10/01/30
0

3831359       E22/G01     F                  182,300.00         ZZ
                          360                177,201.57         1
                          10.1250            1616.68            106
                          9.8750             1616.68
ST CLAIR SHOREMI 48081    1                  08/30/00           23
0412111148                05                 10/01/00           0.0000
0412111148                O                  09/01/30
0

3840212       E22/G01     F                  73,400.00          ZZ
                          360                69,821.25          1
                          10.1250            650.93             105
                          9.8750             650.93
TUSCUMBIA     AL 35674    1                  09/29/00           23
0412155186                05                 11/01/00           0.0000
0412155186                O                  10/01/30
0

3864416       H19/G02     F                  409,500.00         ZZ
                          360                397,262.45         1
                          8.8750             3258.17            70
                          8.6250             3258.17
DORSET        VT 05251    1                  11/15/00           00
0432437630                05                 01/01/01           0.0000
0010026177                O                  12/01/30
0

3885336       742/G02     F                  165,000.00         ZZ
                          360                159,953.77         2
                          8.8750             1312.81            75
                          8.6250             1312.81
BROOKLYN      NY 11225    5                  10/26/00           00
0432398980                05                 12/01/00           0.0000
6030357                   O                  11/01/30
0

3891092       K15/G02     F                  91,400.00          ZZ
                          360                88,232.05          2
                          8.8750             727.22             77
                          8.6250             727.22
LANCASTER     NY 14086    5                  10/20/00           00
0432403749                05                 12/01/00           0.0000
023605302067              O                  11/01/30
0

3896886       E84/G02     F                  98,400.00          ZZ
                          360                93,860.80          1
                          8.8750             782.91             80
                          8.6250             782.91
SOUTHFIELD    MI 48034    5                  09/18/00           00
0432382919                05                 11/01/00           0.0000
46100065                  O                  10/01/30
0

3897360       624/G02     F                  202,500.00         ZZ
                          360                195,503.46         1
                          8.3750             1539.15            90
                          8.1250             1539.15
LOS BANOS     CA 93635    1                  10/31/00           01
0432418010                05                 01/01/01           25.0000
88613000333F              O                  12/01/30
0

3901087       J95/J95     F                  310,000.00         ZZ
                          360                297,654.16         1
                          9.0000             2494.33            62
                          8.7500             2494.33
STATEN ISLAND NY 10307    5                  11/02/99           00
0020110425                05                 01/01/00           0.0000
0020110425                O                  12/01/29
0

3907878       642/G01     F                  66,127.00          ZZ
                          360                64,044.58          1
                          9.6250             562.07             106
                          9.3750             562.07
NEW IBERIA    LA 70560    1                  10/16/00           23
0432366037                05                 12/01/00           0.0000
09162700                  O                  11/01/30
0

3910887       K15/G02     F                  72,100.00          ZZ
                          360                70,187.71          1
                          9.6250             612.84             81
                          9.3750             612.84
DES MOINES    IA 50314    5                  10/24/00           29
0432404457                05                 12/01/00           12.0000
037705301601              O                  11/01/30
0

3922564       E44/G02     F                  115,000.00         ZZ
                          360                111,723.17         1
                          9.2500             946.08             70
                          9.0000             946.08
WEST VALLEY CIUT 84119    1                  10/25/00           00
0432403426                05                 12/01/00           0.0000
53000098                  N                  11/01/30
0

3922566       936/G02     F                  54,000.00          ZZ
                          360                52,305.90          1
                          8.8750             429.65             80
                          8.6250             429.65
CHALMETTE     LA 70043    2                  09/22/00           00
0432363067                05                 11/01/00           0.0000
182074725646              O                  10/01/30
0

3923527       936/G02     F                  50,000.00          ZZ
                          360                46,539.99          1
                          8.8750             397.83             51
                          8.6250             397.83
ROWLETT       TX 75088    5                  09/13/00           00
0432408771                05                 11/01/00           0.0000
174222137319              O                  10/01/30
0

3925918       E22/G01     F                  95,650.00          ZZ
                          360                92,696.01          1
                          9.8750             830.58             107
                          9.6250             830.58
MUSKEGON      MI 49442    1                  10/25/00           23
0412202160                05                 12/01/00           0.0000
0412202160                O                  11/01/30
0

3926395       742/G02     F                  76,800.00          ZZ
                          360                74,381.73          1
                          8.6250             597.34             80
                          8.3750             597.34
ROSENDALE     NY 12472    1                  11/14/00           00
0432433647                05                 01/01/01           0.0000
6163596                   O                  12/01/30
0

3933508       737/G02     F                  216,000.00         ZZ
                          360                209,277.66         1
                          8.8750             1718.59            90
                          8.6250             1718.59
STOCKBRIDGE   GA 30281    1                  10/31/00           14
0432398873                03                 12/01/00           25.0000
2001692                   O                  11/01/30
0

3939819       E22/G02     F                  89,550.00          ZZ
                          360                87,174.46          1
                          9.6250             761.17             95
                          9.3750             761.17
DEMING        NM 88030    2                  10/25/00           10
0412196677                05                 12/01/00           30.0000
0412196677                O                  11/01/30
0

3939846       E22/G02     F                  44,700.00          ZZ
                          360                42,539.74          1
                          9.2500             367.74             80
                          9.0000             367.74
SEVIERVILLE   TN 37862    1                  10/30/00           00
0412208357                05                 12/01/00           0.0000
0412208357                O                  11/01/30
0

3940575       526/686     F                  117,600.00         ZZ
                          360                113,910.65         1
                          8.8750             935.68             70
                          8.6250             935.68
LONGMONT      CO 80501    5                  09/07/00           00
6104205049                05                 11/01/00           0.0000
0420504                   O                  10/01/30
0

3940692       526/686     F                  75,000.00          ZZ
                          360                72,696.03          1
                          9.1250             610.22             75
                          8.8750             610.22
TUCSON        AZ 85710    5                  09/11/00           00
6104202137                05                 11/01/00           0.0000
0420213                   O                  10/01/30
0

3940697       526/686     F                  108,800.00         ZZ
                          360                105,177.59         1
                          8.7500             855.93             80
                          8.5000             855.93
MESA          AZ 85202    1                  08/29/00           00
6104202806                03                 10/01/00           0.0000
0420280                   O                  09/01/30
0

3944356       944/G02     F                  56,250.00          T
                          360                49,468.83          1
                          9.5000             472.99             80
                          9.2500             472.99
BRIAN HEAD    UT 84719    5                  11/02/00           00
0432417459                05                 01/01/01           0.0000
W88001684                 O                  12/01/30
0

3945846       E22/G02     F                  107,100.00         ZZ
                          360                102,762.04         4
                          8.8750             852.14             90
                          8.6250             852.14
ENFIELD       CT 06082    1                  10/31/00           10
0412190407                05                 12/01/00           25.0000
0412190407                N                  11/01/30
0

3945873       E22/G02     F                  63,300.00          ZZ
                          360                60,927.18          1
                          9.0000             509.33             90
                          8.7500             509.33
NILES         MI 49120    1                  10/31/00           01
0412200784                05                 12/01/00           25.0000
0412200784                O                  11/01/30
0

3945881       E22/G02     F                  105,450.00         ZZ
                          360                102,314.47         1
                          9.2500             867.51             95
                          9.0000             867.51
FENTON        MI 48430    1                  10/31/00           04
0412201873                05                 12/01/00           30.0000
0412201873                O                  11/01/30
0

3950946       E22/G02     F                  79,200.00          ZZ
                          360                76,601.67          1
                          8.5000             608.98             80
                          8.2500             608.98
RIVERDALE     GA 30274    2                  10/20/00           00
0412185266                05                 12/01/00           0.0000
0412185266                O                  11/01/30
0

3951290       286/286     F                  14,350.00          ZZ
                          360                11,379.76          1
                          9.6250             121.98             90
                          9.3750             121.98
ALTOONA       PA 16601    1                  09/13/00           12
0138871                   05                 11/01/00           25.0000
0000138871                N                  10/01/30
0

3960465       E22/G02     F                  55,550.00          ZZ
                          360                54,111.48          1
                          9.7500             477.26             95
                          9.5000             477.26
WEST PALM BEACFL 33415    5                  10/30/00           04
0412168973                01                 12/01/00           30.0000
0412168973                O                  11/01/30
0

3972260       168/168     F                  35,835.31          ZZ
                          330                35,037.46          3
                          8.8750             290.57             12
                          8.6250             290.57
CHICAGO       IL 60625    1                  05/10/03           00
1856762                   05                 06/01/03           0.0000
0189567627                O                  11/01/30
0

3977081       E22/G02     F                  52,800.00          ZZ
                          360                37,358.95          1
                          9.6250             448.79             80
                          9.3750             448.79
AUSTIN        TX 78702    1                  11/07/00           00
0412210908                05                 01/01/01           0.0000
0412210908                N                  12/01/30
0

3982466       163/G02     F                  72,000.00          ZZ
                          360                69,464.58          1
                          8.8750             572.86             80
                          8.6250             572.86
MYRTLE BEACH  SC 29579    5                  11/28/00           00
0432553154                05                 01/01/01           0.0000
917666431                 O                  12/01/30
0

3983529       664/G02     F                  176,400.00         ZZ
                          360                171,385.35         1
                          9.1250             1435.25            90
                          8.8750             1435.25
CRYSTAL LAKE  IL 60014    1                  11/15/00           11
0432460038                05                 01/01/01           25.0000
0003714516                O                  12/01/30
0

3988058       286/286     F                  68,400.00          ZZ
                          360                66,155.85          1
                          8.5000             525.94             90
                          8.2500             525.94
MANSFIELD     TX 76063    1                  10/23/00           11
0060442                   05                 12/01/00           25.0000
60442                     N                  11/01/30
0

3988078       286/286     F                  69,100.00          ZZ
                          360                66,846.84          1
                          9.2500             568.47             84
                          9.0000             568.47
DUNDALK       MD 21222    2                  10/05/00           10
9759747                   09                 12/01/00           12.0000
9759747                   N                  11/01/30
0

3991542       664/G02     F                  108,000.00         ZZ
                          360                104,729.63         1
                          9.0000             869.00             90
                          8.7500             869.00
POMONA        CA 91767    1                  12/12/00           11
0432617553                05                 02/01/01           25.0000
3637113                   O                  01/01/31
0

4008027       A33/T18     F                  188,800.00         ZZ
                          360                181,332.17         4
                          9.7500             1622.08            80
                          9.5000             1622.08
ZION          IL 60099    1                  11/03/00           00
11261635                  05                 01/01/01           0.0000
033093350                 N                  12/01/30
0

4008123       623/985     F                  208,000.00         ZZ
                          360                200,649.42         1
                          8.5000             1599.34            80
                          8.2500             1599.34
SCAPOOSE      OR 97056    5                  07/26/00           00
0202604328                05                 09/01/00           0.0000
1537887                   O                  08/01/30
0

4008146       623/985     F                  84,000.00          ZZ
                          360                81,307.33          1
                          8.6250             653.35             80
                          8.3750             653.35
PORTLAND      OR 97206    5                  10/18/00           00
0201407525                05                 12/01/00           0.0000
1947544                   O                  11/01/30
0

4008148       623/985     F                  60,200.00          ZZ
                          360                58,509.36          1
                          9.6250             511.70             70
                          9.3750             511.70
RIO RANCHO    NM 87124    2                  10/02/00           00
0201855889                05                 12/01/00           0.0000
1947960                   O                  11/01/30
0

4008150       623/985     F                  68,450.00          ZZ
                          360                66,155.60          1
                          8.8750             544.62             58
                          8.6250             544.62
SURPRISE      AZ 85374    1                  10/16/00           00
0202023271                03                 12/01/00           0.0000
1948966                   O                  11/01/30
0

4013676       J95/J95     F                  48,150.00          ZZ
                          360                46,587.14          3
                          9.1250             391.77             90
                          8.8750             391.77
BALTIMORE     MD 21201    1                  10/30/00           14
0018357707                05                 12/01/00           30.0000
0018357707                N                  11/01/30
0

4024460       526/686     F                  49,600.00          ZZ
                          360                46,970.23          1
                          8.3750             377.00             77
                          8.1250             377.00
WINTER HAVEN  FL 33881    5                  10/18/00           00
6104204331                05                 12/01/00           0.0000
0420433                   O                  11/01/30
0

4024513       526/686     F                  90,000.00          ZZ
                          360                87,109.75          1
                          8.7500             708.03             44
                          8.5000             708.03
AVENTURA      FL 33180    1                  09/29/00           00
6104219750                08                 11/01/00           0.0000
0421975                   O                  10/01/30
0

4024585       526/686     F                  118,300.00         T
                          360                110,162.82         1
                          8.8750             941.25             70
                          8.6250             941.25
AVENTURA      FL 33180    1                  09/26/00           00
6104230674                08                 11/01/00           0.0000
0423067                   O                  10/01/30
0

4024594       526/686     F                  122,000.00         ZZ
                          360                118,172.51         1
                          8.8750             970.69             65
                          8.6250             970.69
MOKENA        IL 60448    5                  09/25/00           00
6104232472                05                 11/01/00           0.0000
0423247                   O                  10/01/30
0

4024606       526/686     F                  211,500.00         ZZ
                          360                205,181.67         1
                          9.0000             1701.78            90
                          8.7500             1701.78
BRONX         NY 10453    1                  10/17/00           12
6104233553                05                 12/01/00           25.0000
0423355                   O                  11/01/30
0

4024613       526/686     F                  29,000.00          ZZ
                          360                28,081.08          1
                          9.2500             238.58             60
                          9.0000             238.58
FT LAUDERDALE FL 33324    1                  09/29/00           00
6104234544                01                 11/01/00           0.0000
0423454                   N                  10/01/30
0

4024630       526/T18     F                  109,200.00         T
                          360                105,421.88         1
                          9.0000             878.65             70
                          8.7500             878.65
JACKSONVILLE  FL 32220    1                  10/12/00           00
11306271                  05                 12/01/00           0.0000
0423645                   O                  11/01/30
0

4024641       526/686     F                  393,000.00         ZZ
                          360                379,699.43         1
                          8.5000             3021.83            75
                          8.2500             3021.83
PHOENIX       AZ 85007    5                  10/30/00           00
6104237711                05                 12/01/00           0.0000
0423771                   O                  11/01/30
0

4024700       526/686     F                  82,650.00          ZZ
                          360                79,874.83          1
                          8.3750             628.20             95
                          8.1250             628.20
FRANKTON      IN 46044    2                  10/04/00           12
6104244543                05                 12/01/00           30.0000
0424454                   O                  11/01/30
0

4024748       526/686     F                  54,900.00          ZZ
                          360                53,335.73          1
                          9.2500             451.65             90
                          9.0000             451.65
INDIANAPOLIS  IN 46226    1                  10/06/00           12
6104249625                05                 12/01/00           25.0000
0424962                   N                  11/01/30
0

4024821       526/686     F                  108,000.00         ZZ
                          360                102,942.33         1
                          9.0000             868.99             90
                          8.7500             868.99
MT CLEMENS    MI 48043    1                  10/13/00           01
6104259632                05                 12/01/00           25.0000
0425963                   N                  11/01/30
0

4024854       526/686     F                  37,305.00          ZZ
                          360                36,190.85          3
                          9.0000             300.16             90
                          8.7500             300.16
MANSFIELD     OH 44903    1                  10/18/00           11
6104263220                05                 12/01/00           25.0000
0426322                   N                  11/01/30
0

4024869       526/686     F                  88,200.00          ZZ
                          360                77,752.56          2
                          9.2500             725.60             90
                          9.0000             725.60
INDIANAPOLIS  IN 46201    1                  10/25/00           12
6104265639                05                 12/01/00           25.0000
0426563                   N                  11/01/30
0

4024890       526/T18     F                  55,000.00          T
                          360                53,305.76          1
                          9.1250             447.50             69
                          8.8750             447.50
MIAMI         FL 33131    1                  10/27/00           00
10582454                  06                 12/01/00           0.0000
0426883                   O                  11/01/30
0

4024916       526/686     F                  39,750.00          ZZ
                          360                38,461.35          1
                          8.8750             316.27             90
                          8.6250             316.27
PEORIA        AZ 85345    1                  10/20/00           12
6104275786                07                 12/01/00           25.0000
0427578                   N                  11/01/30
0

4035865       286/286     F                  39,950.00          ZZ
                          360                38,807.66          1
                          9.3750             332.29             80
                          9.1250             332.29
PLANT CITY    FL 33566    1                  10/05/00           00
0136639                   05                 11/01/00           0.0000
136639                    N                  10/01/30
0

4035872       286/286     F                  80,000.00          ZZ
                          360                75,828.26          1
                          8.5000             615.14             65
                          8.2500             615.14
INDIANAPOLIS  IN 46203    5                  10/19/00           00
0140343                   05                 12/01/00           0.0000
140343                    O                  11/01/30
0

4035874       286/286     F                  57,600.00          ZZ
                          360                55,755.15          2
                          9.6250             489.60             90
                          9.3750             489.60
ST JOSEPH     MO 64501    1                  10/13/00           14
0059956                   05                 12/01/00           25.0000
59956                     N                  11/01/30
0

4035885       286/286     F                  48,000.00          ZZ
                          360                45,472.00          1
                          8.8750             381.91             80
                          8.6250             381.91
NORRISTOWN    PA 19401    5                  10/20/00           00
9533172                   05                 12/01/00           0.0000
9533172                   N                  11/01/30
0

4035900       286/286     F                  58,500.00          ZZ
                          360                56,920.33          1
                          9.6250             497.25             90
                          9.3750             497.25
ST LOUIS      MO 63138    1                  10/12/00           11
0177040                   05                 12/01/00           25.0000
177040                    N                  11/01/30
0

4044186       163/G02     F                  324,218.00         ZZ
                          360                313,851.04         1
                          8.5000             2492.96            89
                          8.2500             2492.96
ALBUQUERQUE   NM 87104    1                  11/30/00           11
0432514990                05                 01/01/01           25.0000
1817740665                O                  12/01/30
0

4044803       E22/G02     F                  72,400.00          ZZ
                          360                70,617.53          2
                          9.8750             628.68             90
                          9.6250             628.68
GALLUP        NM 87301    1                  11/29/00           01
0412203796                05                 01/01/01           25.0000
0412203796                N                  12/01/30
0

4065606       J95/T18     F                  75,500.00          ZZ
                          360                73,260.82          3
                          9.5000             634.85             90
                          9.2500             634.85
PAWTUCKET     RI 02860    1                  09/29/00           04
12026548                  05                 11/01/00           25.0000
0020070769                N                  10/01/30
0

4074647       F28/G02     F                  588,000.00         ZZ
                          360                568,416.39         1
                          8.7500             4625.80            80
                          8.5000             4625.80
NEW YORK      NY 10021    5                  09/08/00           00
0432461911                01                 10/01/00           0.0000
6113197                   O                  09/01/30
0

4074990       K15/G02     F                  54,000.00          ZZ
                          360                52,060.61          1
                          9.3750             449.14             84
                          9.1250             449.14
CHARLOTTE     MI 48813    5                  12/15/00           27
0432511855                05                 02/01/01           12.0000
036305305141              O                  01/01/31
0

4082243       286/286     F                  66,400.00          ZZ
                          360                64,113.56          2
                          8.3750             504.69             80
                          8.1250             504.69
AUSTIN        TX 78723    1                  10/03/00           00
0174642                   05                 11/01/00           0.0000
174642                    N                  10/01/30
0

4082266       286/286     F                  38,700.00          ZZ
                          360                37,425.61          3
                          10.1250            343.21             87
                          9.8750             343.21
KANSAS CITY   MO 64128    1                  05/17/00           11
0043760                   05                 07/01/00           25.0000
43760                     N                  06/01/30
0

4096964       U62/G02     F                  108,000.00         ZZ
                          360                104,859.95         1
                          8.8750             859.30             90
                          8.6250             859.30
MECHANICSVILLEVA 23111    2                  12/06/00           04
0432575744                05                 02/01/01           25.0000
2001223175                O                  01/01/31
0

4105867       637/G02     F                  46,000.00          ZZ
                          360                44,639.78          1
                          8.8750             366.00             77
                          8.6250             366.00
ALBUQUERQUE   NM 87106    2                  12/21/00           00
0432551786                05                 02/01/01           0.0000
0017394404                N                  01/01/31
0

4113589       560/560     F                  93,700.00          ZZ
                          360                90,289.94          1
                          9.0000             753.94             75
                          8.7500             753.94
NEW HAVEN     CT 06513    5                  10/02/00           00
652278700                 05                 12/01/00           0.0000
652278700                 O                  11/01/30
0

4119405       E22/G02     F                  79,000.00          ZZ
                          360                76,691.58          1
                          9.2500             649.91             79
                          9.0000             649.91
FORT WORTH    TX 76114    5                  12/13/00           00
0412250250                05                 02/01/01           0.0000
0412250250                O                  01/01/31
0

4131038       E22/G02     F                  59,000.00          ZZ
                          360                56,929.50          1
                          8.8750             469.43             85
                          8.6250             469.43
GRETNA        LA 70053    5                  12/19/00           01
0412254476                05                 02/01/01           12.0000
0412254476                O                  01/01/31
0

4132004       E45/G02     F                  100,000.00         ZZ
                          360                96,770.02          1
                          8.7500             786.70             80
                          8.5000             786.70
MARGATE       FL 33063    1                  12/29/00           00
0432566883                05                 02/01/01           0.0000
106890                    O                  01/01/31
0

4138348       E22/G02     F                  91,500.00          ZZ
                          360                88,267.59          1
                          9.0000             736.23             90
                          8.7500             736.23
CARENCRO      LA 70520    2                  12/22/00           04
0412297954                05                 02/01/01           25.0000
0412297954                O                  01/01/31
0

4142070       E22/G02     F                  99,250.00          T
                          360                96,125.20          1
                          8.6250             771.96             80
                          8.3750             771.96
TAMPA         FL 33647    1                  12/27/00           00
0412295941                03                 02/01/01           0.0000
0412295941                O                  01/01/31
0

4147880       964/T18     F                  103,000.00         ZZ
                          360                99,762.34          1
                          8.3750             782.87             79
                          8.1250             782.87
BEND          OR 97701    2                  01/04/01           00
11600517                  05                 03/01/01           0.0000
98065                     O                  02/01/31
0

4152499       S48/S48     F                  300,000.00         ZZ
                          360                291,021.11         4
                          9.1250             2440.90            77
                          8.8750             2440.90
BROOKLYN      NY 11230    1                  09/11/00           00
0029106697                05                 11/01/00           0.0000
29106697                  O                  10/01/30
0

4155705       E22/G02     F                  90,900.00          ZZ
                          360                88,442.82          1
                          9.2500             747.81             90
                          9.0000             747.81
KATY          TX 77449    1                  12/29/00           01
0412307035                03                 02/01/01           25.0000
0412307035                N                  01/01/31
0

4158895       992/G02     F                  189,000.00         ZZ
                          360                183,678.19         3
                          9.0000             1520.74            90
                          8.7500             1520.74
YONKERS       NY 10701    1                  01/29/01           01
0432621704                05                 03/01/01           25.0000
211160                    N                  02/01/31
0

4165739       E22/G02     F                  59,200.00          ZZ
                          360                57,340.47          1
                          9.2500             487.02             80
                          9.0000             487.02
JOSHUA        TX 76058    5                  01/03/01           00
0412170839                05                 02/01/01           0.0000
0412170839                O                  01/01/31
0

4165759       E22/G02     F                  25,650.00          ZZ
                          360                24,073.74          1
                          9.3750             213.34             95
                          9.1250             213.34
NORMAN        OK 73071    1                  01/08/01           04
0412295503                01                 03/01/01           30.0000
0412295503                O                  02/01/31
0

4168204       664/G02     F                  70,000.00          ZZ
                          360                67,207.64          1
                          8.3750             532.05             70
                          8.1250             532.05
COLFAX        NC 27235    2                  01/12/01           00
0432630689                27                 03/01/01           0.0000
0003786639                O                  02/01/31
0

4168911       E86/G02     F                  103,500.00         ZZ
                          360                100,228.88         1
                          9.0000             832.78             90
                          8.7500             832.78
NORTH BERGEN  NJ 07047    1                  12/21/00           11
0432570745                08                 02/01/01           25.0000
0000088593                O                  01/01/31
0

4169013       480/G02     F                  152,000.00         ZZ
                          360                147,482.69         1
                          8.7500             1195.78            80
                          8.5000             1195.78
WETUMPKA      AL 36093    5                  12/15/00           00
0432527224                05                 02/01/01           0.0000
3469160                   O                  01/01/31
0

4194607       700/G02     F                  52,000.00          ZZ
                          360                50,459.59          1
                          8.6250             404.45             80
                          8.3750             404.45
SAN BERNARDINOCA 92404    1                  01/19/01           00
0432615904                05                 03/01/01           0.0000
00254695                  O                  02/01/31
0

4195085       E22/T18     F                  50,000.00          ZZ
                          360                48,608.30          1
                          9.1250             406.82             59
                          8.8750             406.82
WAYNE         MI 48184    5                  01/16/01           00
12192829                  05                 03/01/01           0.0000
0412319469                N                  02/01/31
0

4195091       E22/G02     F                  74,250.00          ZZ
                          360                72,312.72          4
                          9.3750             617.57             75
                          9.1250             617.57
OMAHA         NE 68131    1                  01/15/01           00
0412324725                05                 03/01/01           0.0000
0412324725                N                  02/01/31
0

4204173       526/686     F                  126,000.00         ZZ
                          360                121,876.38         1
                          8.3750             957.69             90
                          8.1250             957.69
PORTLAND      OR 97206    1                  11/21/00           12
6104262750                05                 01/01/01           25.0000
0426275                   N                  12/01/30
0

4204252       526/686     F                  82,500.00          ZZ
                          360                78,459.08          1
                          8.8750             656.41             75
                          8.6250             656.41
ANDALUSIA     AL 36420    2                  12/22/00           00
6104301186                05                 02/01/01           0.0000
0430118                   O                  01/01/31
0

4204313       526/686     F                  46,000.00          ZZ
                          360                44,640.28          1
                          9.0000             370.13             80
                          8.7500             370.13
PONTIAC       MI 48342    1                  12/04/00           00
6104312787                05                 01/01/01           0.0000
0431278                   N                  12/01/30
0

4204371       526/686     F                  83,768.00          ZZ
                          360                81,158.98          1
                          8.5000             644.10             71
                          8.2500             644.10
CARROLLTON    GA 30116    5                  12/18/00           00
6104321150                05                 02/01/01           0.0000
0432115                   O                  01/01/31
0

4204401       526/686     F                  112,000.00         ZZ
                          360                108,436.05         1
                          8.5000             861.18             74
                          8.2500             861.18
PHOENIX       AZ 85020    5                  12/12/00           00
6104323834                05                 02/01/01           0.0000
0432383                   O                  01/01/31
0

4204424       526/686     F                  132,750.00         ZZ
                          360                127,571.05         1
                          9.0000             1068.14            90
                          8.7500             1068.14
EATONVILLE    FL 32751    1                  12/28/00           12
6104327280                05                 02/01/01           25.0000
0432728                   N                  01/01/31
0

4204452       526/686     F                  147,920.00         ZZ
                          360                143,603.12         1
                          8.8750             1176.92            80
                          8.6250             1176.92
ANTIOCH       CA 94509    1                  12/07/00           00
6104329617                05                 02/01/01           0.0000
0432961                   N                  01/01/31
0

4204566       526/686     F                  130,950.00         ZZ
                          360                127,098.17         3
                          9.0000             1053.65            90
                          8.7500             1053.65
PHOENIX       AZ 85020    1                  12/15/00           12
6104343865                05                 02/01/01           25.0000
0434386                   N                  01/01/31
0

4204591       526/686     F                  308,000.00         ZZ
                          360                298,180.03         1
                          8.3750             2341.02            80
                          8.1250             2341.02
OAKLEY        UT 84055    1                  12/18/00           00
6104346322                05                 02/01/01           0.0000
0434632                   O                  01/01/31
0

4204625       526/686     F                  54,000.00          ZZ
                          360                51,778.75          1
                          8.7500             424.82             75
                          8.5000             424.82
PHOENIX       AZ 85008    5                  12/21/00           00
6104353948                01                 02/01/01           0.0000
0435394                   N                  01/01/31
0

4218328       F28/G02     F                  291,750.00         ZZ
                          360                282,201.76         1
                          8.3750             2217.51            75
                          8.1250             2217.51
ATLANTA       GA 30307    1                  11/14/00           00
0432586550                05                 01/01/01           0.0000
6307807                   O                  12/01/30
0

4218814       T90/G02     F                  63,750.00          ZZ
                          360                61,563.32          1
                          8.5000             490.18             85
                          8.2500             490.18
MARRERO       LA 70072    5                  01/29/01           12
0432618668                05                 03/01/01           12.0000
31811                     O                  02/01/31
0

4226858       664/G02     F                  388,000.00         ZZ
                          360                376,179.84         1
                          8.6250             3017.83            80
                          8.3750             3017.83
BURR RIDGE    IL 60521    5                  01/31/01           00
0432624245                05                 03/01/01           0.0000
0003815743                O                  02/01/31
0

4228117       U05/G02     F                  76,800.00          ZZ
                          360                74,693.45          1
                          9.1250             624.87             80
                          8.8750             624.87
ARLINGTON     TX 76018    5                  01/26/01           00
0432610806                05                 03/01/01           0.0000
3095324                   O                  02/01/31
0

4239376       286/286     F                  83,125.00          ZZ
                          360                79,912.50          2
                          8.5000             639.16             95
                          8.2500             639.16
PALMER        MA 01069    1                  12/15/00           11
0169195                   05                 02/01/01           30.0000
169195                    O                  01/01/31
0

4239405       286/286     F                  108,810.00         ZZ
                          360                105,489.85         1
                          8.7500             856.01             90
                          8.5000             856.01
STOKESDALE    NC 27357    1                  11/21/00           10
0187631                   03                 01/01/01           25.0000
187631                    O                  12/01/30
0

4239481       286/286     F                  64,000.00          ZZ
                          360                62,188.45          1
                          8.8750             509.22             80
                          8.6250             509.22
ROEBLING      NJ 08554    1                  12/22/00           00
0223376                   07                 03/01/01           0.0000
223376                    N                  02/01/31
0

4239502       286/286     F                  82,750.00          ZZ
                          360                80,334.00          1
                          9.0000             665.83             90
                          8.7500             665.83
LAS VEGAS     NV 89122    1                  11/17/00           11
0121748                   01                 01/01/01           25.0000
121748                    O                  12/01/30
0

4241008       E82/G02     F                  48,300.00          ZZ
                          360                47,103.18          2
                          9.6250             410.54             70
                          9.3750             410.54
WILKES BARRE  PA 18702    1                  01/24/01           00
0400348470                05                 03/01/01           0.0000
0400348470                N                  02/01/31
0

4243428       E22/G02     F                  44,000.00          ZZ
                          360                42,843.42          1
                          9.3750             365.97             90
                          9.1250             365.97
CHAFFE        MO 63740    5                  01/19/01           04
0412332553                05                 03/01/01           25.0000
0412332553                O                  02/01/31
0

4243545       S48/S48     F                  340,000.00         ZZ
                          360                328,872.43         1
                          8.3750             2584.25            80
                          8.1250             2584.25
KERRVILLE     TX 78028    1                  11/14/00           00
0029035870                05                 01/01/01           0.0000
29035870                  O                  12/01/30
0

4248988       E22/G02     F                  50,000.00          ZZ
                          360                48,559.93          1
                          8.8750             397.82             60
                          8.6250             397.82
MALVERN       AR 72104    5                  01/25/01           00
0412345639                27                 03/01/01           0.0000
0412345639                O                  02/01/31
0

4267627       E22/G02     F                  51,750.00          ZZ
                          360                50,194.09          1
                          8.8750             411.75             75
                          8.6250             411.75
CHARLOTTE     NC 28208    5                  02/01/01           00
0412336216                05                 03/01/01           0.0000
0412336216                N                  02/01/31
0

4296778       E22/G02     F                  56,700.00          ZZ
                          360                55,172.09          1
                          9.1250             461.33             90
                          8.8750             461.33
AUGUSTA       GA 30906    2                  01/30/01           04
0412310658                05                 03/01/01           25.0000
0412310658                N                  02/01/31
0

4304640       M18/G02     F                  146,700.00         ZZ
                          360                141,663.34         4
                          8.7500             1154.09            90
                          8.5000             1154.09
LOS ANGELES   CA 90006    1                  01/19/01           04
0432601870                05                 03/01/01           25.0000
980101004                 O                  02/01/31
0

4310985       G75/E86     F                  102,400.00         ZZ
                          360                99,134.80          1
                          8.3750             778.32             80
                          8.1250             778.32
JACKSBORO     TN 37757    1                  12/19/00           00
0004234251                05                 02/01/01           0.0000
04234251                  O                  01/01/31
0

4360515       286/286     F                  78,450.00          ZZ
                          360                75,991.97          1
                          9.2500             645.39             90
                          9.0000             645.39
LEANDER       TX 78641    1                  11/22/00           19
0148096                   05                 01/01/01           30.0000
0000148096                N                  12/01/30
0

4360538       286/286     F                  50,000.00          ZZ
                          360                47,391.49          1
                          9.3750             415.88             80
                          9.1250             415.88
TOLEDO        OH 43612    5                  11/20/00           00
0201315                   05                 01/01/01           0.0000
201315                    N                  12/01/30
0

4360612       286/286     F                  84,942.00          ZZ
                          360                79,344.69          1
                          8.7500             668.24             90
                          8.5000             668.24
VIRGINIA BEACHVA 23462    1                  11/30/00           10
0209015                   05                 01/01/01           25.0000
209015                    N                  12/01/30
0

4360640       286/286     F                  63,000.00          ZZ
                          360                61,294.86          1
                          9.2500             518.29             90
                          9.0000             518.29
SICKLERVILLE  NJ 08081    1                  12/08/00           04
0219395                   03                 02/01/01           25.0000
219395                    N                  01/01/31
0

4360641       286/286     F                  62,100.00          ZZ
                          360                60,420.35          1
                          9.2500             510.89             90
                          9.0000             510.89
SICKLERVILLE  NJ 08081    1                  12/08/00           04
0219397                   03                 02/01/01           25.0000
219397                    N                  01/01/31
0

4363605       526/686     F                  42,750.00          ZZ
                          360                41,422.65          1
                          8.3750             324.93             75
                          8.1250             324.93
COCOA         FL 32927    5                  01/16/01           00
6104317687                05                 03/01/01           0.0000
0431768                   N                  02/01/31
0

4363622       526/686     F                  132,750.00         ZZ
                          360                128,918.40         3
                          9.0000             1068.14            90
                          8.7500             1068.14
EATONVILLE    FL 32751    1                  12/28/00           12
6104327314                05                 02/01/01           25.0000
0432731                   N                  01/01/31
0

4363676       526/686     F                  107,000.00         T
                          360                100,038.02         1
                          8.3750             813.28             70
                          8.1250             813.28
PEORIA        AZ 85382    1                  12/20/00           00
6104344285                03                 02/01/01           0.0000
0434428                   O                  01/01/31
0

4363723       526/686     F                  141,100.00         ZZ
                          360                136,704.84         1
                          8.5000             1084.94            90
                          8.2500             1084.94
SURPRISE      AZ 85374    1                  12/20/00           01
6104349979                03                 02/01/01           25.0000
0434997                   O                  01/01/31
0

4363736       526/686     F                  129,780.00         ZZ
                          360                125,876.20         4
                          8.6250             1009.42            90
                          8.3750             1009.42
SURPRISE      AZ 85374    1                  01/04/01           12
6104351942                05                 03/01/01           25.0000
0435194                   N                  02/01/31
0

4363910       526/686     F                  48,750.00          ZZ
                          360                47,312.14          1
                          8.8750             387.88             75
                          8.6250             387.88
SCOTTSDALE    AZ 85251    5                  01/19/01           00
6104384414                01                 03/01/01           0.0000
0438441                   O                  02/01/31
0

4371690       E22/G02     F                  83,200.00          ZZ
                          360                80,871.91          1
                          8.8750             661.98             80
                          8.6250             661.98
IMLAY TOWNSHIPMI 48444    1                  02/22/01           00
0412402414                05                 04/01/01           0.0000
0412402414                N                  03/01/31
0

4384249       E22/G02     F                  50,400.00          ZZ
                          360                48,858.61          1
                          8.8750             401.01             70
                          8.6250             401.01
AUSTIN        TX 78759    5                  02/20/01           00
0412388902                01                 04/01/01           0.0000
0412388902                O                  03/01/31
0

4396736       E22/G02     F                  141,300.00         ZZ
                          360                137,254.15         4
                          8.7500             1111.61            90
                          8.5000             1111.61
COLLEGE STATIOTX 77845    1                  02/23/01           01
0412356842                05                 04/01/01           25.0000
0412356842                N                  03/01/31
0

4396737       E22/G02     F                  141,300.00         ZZ
                          360                137,254.15         4
                          8.7500             1111.61            90
                          8.5000             1111.61
COLLEGE STATIOTX 77845    1                  02/23/01           01
0412356875                05                 04/01/01           25.0000
0412356875                N                  03/01/31
0

4396863       E22/G02     F                  109,250.00         ZZ
                          360                106,246.32         1
                          8.8750             869.24             95
                          8.6250             869.24
KANSAS CITY   MO 64134    1                  02/28/01           01
0412429102                05                 04/01/01           30.0000
0412429102                O                  03/01/31
0

4401031       225/G02     F                  61,200.00          ZZ
                          360                58,713.41          1
                          8.3750             465.17             90
                          8.1250             465.17
TOLEDO        OH 43613    1                  01/30/01           10
0432631190                05                 03/01/01           25.0000
7227368                   N                  02/01/31
0

Total Number of Loans     375

Total Original Balance    50,570,783.31

Total Principal Balance   46,617,215.70

Total Original P+I        404,738.18

Total Current P+I         404,738.18

Fixed Rate Passthru
Loan Number                             Sub Serv Fee
Principal Bal                           Mstr Serv Fee
Curr Note Rate                          Alloc Exp
Net Curr                                Misc Exp
Investor Rate                           Spread
Post Strip Rate                         Strip
1004894                                 0.5000
55547.68                                0.0500
10.5000                                 0.0000
10.0000                                 0.0000
9.9500
8.5000                                  1.4500

1015571                                 0.5000
106802.53                               0.0500
10.2500                                 0.0000
9.7500                                  0.0000
9.7000
8.5000                                  1.2000

1045225                                 2.8500
91913.82                                0.0500
12.2500                                 0.0000
9.4000                                  0.0000
9.3500
8.5000                                  0.8500

1046446                                 0.6000
113946.08                               0.0500
10.0000                                 0.0000
9.4000                                  0.0000
9.3500
8.5000                                  0.8500

1052416                                 0.5750
133463.18                               0.0500
9.8750                                  0.0000
9.3000                                  0.0000
9.2500
8.5000                                  0.7500

1062775                                 0.9850
13765.67                                0.0500
10.1250                                 0.0000
9.1400                                  0.0000
9.0900
8.5000                                  0.5900

1194292                                 0.7400
112535.63                               0.0500
11.7500                                 0.0000
11.0100                                 0.0000
10.9600
8.5000                                  2.4600

1272177                                 0.1250
200279.22                               0.0500
9.2500                                  0.0000
9.1250                                  0.0000
9.0750
8.5000                                  0.5750

1275783                                 0.2500
215657.75                               0.0500
8.6250                                  0.0000
8.3750                                  0.0000
8.3250
8.3250                                  0.0000

1276790                                 0.5000
203069.53                               0.0500
8.6250                                  0.0000
8.1250                                  0.0000
8.0750
8.0750                                  0.0000

1280756                                 0.2500
212791.75                               0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

1285601                                 0.1250
42325.52                                0.0500
9.0000                                  0.0000
8.8750                                  0.0000
8.8250
8.5000                                  0.3250

1289684                                 0.2500
328991.49                               0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

1294432                                 0.3750
139915.93                               0.0500
9.0000                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

1380366                                 0.1250
445039.45                               0.0500
9.1250                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

1389683                                 0.1700
100338.19                               0.0500
8.2500                                  0.0000
8.0800                                  0.0000
8.0300
8.0300                                  0.0000

1404666                                 0.2500
228441.17                               0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

1432648                                 0.2500
354645.04                               0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

1435631                                 0.2500
37787.42                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

1435783                                 0.2500
228844.97                               0.0500
8.3750                                  0.0000
8.1250                                  0.0000
8.0750
8.0750                                  0.0000

1435913                                 0.2500
52295.61                                0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
8.2000                                  0.0000

1436160                                 0.2500
247696.01                               0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

1438361                                 0.2500
227667.53                               0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

1438768                                 0.2500
103749.13                               0.0500
8.6250                                  0.0000
8.3750                                  0.0000
8.3250
8.3250                                  0.0000

1439012                                 0.2500
139790.38                               0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

1439534                                 0.2500
27629.18                                0.0500
9.6250                                  0.0000
9.3750                                  0.0000
9.3250
8.5000                                  0.8250

1439693                                 0.2500
606076.36                               0.0500
8.6250                                  0.0000
8.3750                                  0.0000
8.3250
8.3250                                  0.0000

1439908                                 0.2500
714788.66                               0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
8.2000                                  0.0000

1440287                                 0.3750
262500.49                               0.0500
9.0000                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

1441987                                 0.2500
147884.57                               0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

1443419                                 0.2500
217594.92                               0.0500
8.6250                                  0.0000
8.3750                                  0.0000
8.3250
8.3250                                  0.0000

1443519                                 0.2500
214202.11                               0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

1443857                                 0.2500
347306.84                               0.0500
8.6250                                  0.0000
8.3750                                  0.0000
8.3250
8.3250                                  0.0000

1444616                                 0.2500
379649.40                               0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

1445095                                 0.2500
350110.11                               0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

1446145                                 0.2500
48687.11                                0.0500
8.3750                                  0.0000
8.1250                                  0.0000
8.0750
8.0750                                  0.0000

1446523                                 0.2500
325415.06                               0.0500
8.6250                                  0.0000
8.3750                                  0.0000
8.3250
8.3250                                  0.0000

1446575                                 0.2500
267478.50                               0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

1447360                                 0.2500
99047.91                                0.0500
8.3750                                  0.0000
8.1250                                  0.0000
8.0750
8.0750                                  0.0000

1447761                                 0.2500
64651.11                                0.0500
8.6250                                  0.0000
8.3750                                  0.0000
8.3250
8.3250                                  0.0000

1451924                                 0.2500
261270.21                               0.0500
8.6250                                  0.0000
8.3750                                  0.0000
8.3250
8.3250                                  0.0000

1453698                                 0.2500
49955.08                                0.0500
8.6250                                  0.0000
8.3750                                  0.0000
8.3250
8.3250                                  0.0000

1454094                                 0.2500
102632.86                               0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

1457846                                 0.2500
188081.64                               0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
8.2000                                  0.0000

1458174                                 0.2500
265519.10                               0.0500
8.3750                                  0.0000
8.1250                                  0.0000
8.0750
8.0750                                  0.0000

1458490                                 0.2500
141542.33                               0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
8.2000                                  0.0000

1459941                                 0.2500
82074.61                                0.0500
8.6250                                  0.0000
8.3750                                  0.0000
8.3250
8.3250                                  0.0000

1460452                                 0.2500
75010.40                                0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
8.2000                                  0.0000

1460507                                 0.2500
76475.25                                0.0500
8.6250                                  0.0000
8.3750                                  0.0000
8.3250
8.3250                                  0.0000

1461291                                 0.2500
219862.34                               0.0500
8.3750                                  0.0000
8.1250                                  0.0000
8.0750
8.0750                                  0.0000

1462033                                 0.2500
100255.23                               0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

1462050                                 0.2500
503051.26                               0.0500
8.6250                                  0.0000
8.3750                                  0.0000
8.3250
8.3250                                  0.0000

1462284                                 0.2500
94200.57                                0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

1464634                                 0.2500
44223.99                                0.0500
8.6250                                  0.0000
8.3750                                  0.0000
8.3250
8.3250                                  0.0000

1465531                                 0.2500
256512.23                               0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
8.2000                                  0.0000

1468136                                 0.2500
301795.41                               0.0500
8.4500                                  0.0000
8.2000                                  0.0000
8.1500
8.1500                                  0.0000

1468796                                 0.2500
231482.90                               0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

1469266                                 0.2500
224999.78                               0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

1476640                                 0.2500
194089.03                               0.0500
8.3750                                  0.0000
8.1250                                  0.0000
8.0750
8.0750                                  0.0000

1480486                                 0.2500
56271.76                                0.0500
8.3750                                  0.0000
8.1250                                  0.0000
8.0750
8.0750                                  0.0000

1480617                                 0.2500
30298.95                                0.0500
8.3750                                  0.0000
8.1250                                  0.0000
8.0750
8.0750                                  0.0000

1482229                                 0.5000
45917.12                                0.0500
9.4900                                  0.0000
8.9900                                  0.0000
8.9400
8.5000                                  0.4400

1482234                                 0.5000
36521.30                                0.0500
9.7500                                  0.0000
9.2500                                  0.0000
9.2000
8.5000                                  0.7000

1490139                                 0.2500
402401.42                               0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

1490691                                 0.2500
46639.61                                0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

1494781                                 0.2500
528558.09                               0.0500
8.3750                                  0.0000
8.1250                                  0.0000
8.0750
8.0750                                  0.0000

1497751                                 0.2500
92120.94                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

1500292                                 0.2500
189618.65                               0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

1501558                                 0.2500
232649.29                               0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
8.2000                                  0.0000

1503519                                 0.2500
204485.32                               0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
8.2000                                  0.0000

1509092                                 0.2500
595992.05                               0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

1514112                                 0.2500
205417.32                               0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

1514856                                 0.2500
59309.05                                0.0500
8.8000                                  0.0000
8.5500                                  0.0000
8.5000
8.5000                                  0.0000

1516265                                 0.2500
205543.00                               0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

1516448                                 0.2500
322659.34                               0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

1516642                                 0.2500
81498.59                                0.0500
8.6250                                  0.0000
8.3750                                  0.0000
8.3250
8.3250                                  0.0000

1516775                                 0.2500
230831.54                               0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

1517150                                 0.2500
109620.58                               0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
8.2000                                  0.0000

1534073                                 0.2500
223095.18                               0.0500
8.6250                                  0.0000
8.3750                                  0.0000
8.3250
8.3250                                  0.0000

1534149                                 0.2500
226247.19                               0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

1534297                                 0.2500
39454.09                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

1534304                                 0.2500
42483.78                                0.0500
9.1250                                  0.0000
8.8750                                  0.0000
8.8250
8.5000                                  0.3250

1536106                                 0.2500
487640.21                               0.0500
8.4500                                  0.0000
8.2000                                  0.0000
8.1500
8.1500                                  0.0000

1536358                                 0.2500
350707.55                               0.0500
8.6250                                  0.0000
8.3750                                  0.0000
8.3250
8.3250                                  0.0000

1587667                                 0.5000
233718.61                               0.0500
10.3500                                 0.0000
9.8500                                  0.0000
9.8000
8.5000                                  1.3000

1591242                                 0.5000
65433.94                                0.0500
11.8000                                 0.0000
11.3000                                 0.0000
11.2500                                 0.5000
8.5000                                  2.7500

1659718                                 0.2500
49064.96                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

1709503                                 0.2500
59272.48                                0.0500
8.3750                                  0.0000
8.1250                                  0.0000
8.0750
8.0750                                  0.0000

1732068                                 0.2500
282929.23                               0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

1757077                                 0.2500
187803.76                               0.0500
8.3750                                  0.0000
8.1250                                  0.0000
8.0750
8.0750                                  0.0000

1760603                                 0.2500
75661.14                                0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
8.2000                                  0.0000

1780248                                 0.2500
121541.25                               0.0500
8.3750                                  0.0000
8.1250                                  0.0000
8.0750
8.0750                                  0.0000

1780462                                 0.2500
70487.21                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

1781713                                 0.2500
79397.73                                0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

1790957                                 0.2500
21363.75                                0.0500
9.3750                                  0.0000
9.1250                                  0.0000
9.0750
8.5000                                  0.5750

1792376                                 0.2500
119777.10                               0.0500
8.3750                                  0.0000
8.1250                                  0.0000
8.0750
8.0750                                  0.0000

1793232                                 0.2500
106399.37                               0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

1794482                                 0.2500
42254.44                                0.0500
8.6250                                  0.0000
8.3750                                  0.0000
8.3250
8.3250                                  0.0000

1804740                                 0.2500
132178.94                               0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

1820626                                 0.2500
41882.82                                0.0500
9.1250                                  0.0000
8.8750                                  0.0000
8.8250
8.5000                                  0.3250

1822619                                 0.2500
218753.01                               0.0500
8.6250                                  0.0000
8.3750                                  0.0000
8.3250
8.3250                                  0.0000

1830546                                 0.2500
33263.37                                0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

1896318                                 0.2500
21806.01                                0.0500
8.3750                                  0.0000
8.1250                                  0.0000
8.0750
8.0750                                  0.0000

1909733                                 0.2500
42614.86                                0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

1909745                                 0.2500
43361.33                                0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

1924287                                 0.2500
52482.43                                0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

1928377                                 0.2500
39195.98                                0.0500
9.1250                                  0.0000
8.8750                                  0.0000
8.8250
8.5000                                  0.3250

1932684                                 0.2500
81280.66                                0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
8.5000                                  0.7000

1934677                                 0.2500
38937.94                                0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

1935175                                 0.2500
184362.66                               0.0500
8.6250                                  0.0000
8.3750                                  0.0000
8.3250
8.3250                                  0.0000

1935856                                 0.2500
49798.49                                0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

1936216                                 0.2500
44029.04                                0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

1936221                                 0.2500
27434.94                                0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
8.5000                                  0.7000

1936622                                 0.2500
52825.53                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

1938991                                 0.2500
76429.93                                0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
8.2000                                  0.0000

1939766                                 0.2500
86326.38                                0.0500
9.1250                                  0.0000
8.8750                                  0.0000
8.8250
8.5000                                  0.3250

1940110                                 0.2500
74869.36                                0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
8.5000                                  0.7000

1940513                                 0.2500
63051.56                                0.0500
9.1250                                  0.0000
8.8750                                  0.0000
8.8250
8.5000                                  0.3250

1941154                                 0.2500
76840.96                                0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

1941842                                 0.2500
171249.65                               0.0500
8.6250                                  0.0000
8.3750                                  0.0000
8.3250
8.3250                                  0.0000

1942728                                 0.2500
75643.98                                0.0500
9.1250                                  0.0000
8.8750                                  0.0000
8.8250
8.5000                                  0.3250

1942878                                 0.2500
54705.49                                0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

1943687                                 0.2500
98525.95                                0.0500
9.1250                                  0.0000
8.8750                                  0.0000
8.8250
8.5000                                  0.3250

1943878                                 0.2500
92415.59                                0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

1944721                                 0.2500
320712.79                               0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

1944860                                 0.2500
82552.31                                0.0500
9.1250                                  0.0000
8.8750                                  0.0000
8.8250
8.5000                                  0.3250

1945653                                 0.2500
91737.38                                0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

1946322                                 0.2500
51794.94                                0.0500
9.7500                                  0.0000
9.5000                                  0.0000
9.4500
8.5000                                  0.9500

1947761                                 0.2500
56728.21                                0.0500
9.3750                                  0.0000
9.1250                                  0.0000
9.0750
8.5000                                  0.5750

1951597                                 0.2500
56344.37                                0.0500
9.1250                                  0.0000
8.8750                                  0.0000
8.8250
8.5000                                  0.3250

1951838                                 0.2500
63818.28                                0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

1953637                                 0.2500
76594.54                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

1953932                                 0.2500
115313.73                               0.0500
8.3750                                  0.0000
8.1250                                  0.0000
8.0750
8.0750                                  0.0000

1956685                                 0.2500
80099.72                                0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

1957063                                 0.2500
126072.22                               0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

1962177                                 0.2500
154854.63                               0.0500
8.3750                                  0.0000
8.1250                                  0.0000
8.0750
8.0750                                  0.0000

1965512                                 0.2500
43048.78                                0.0500
9.6250                                  0.0000
9.3750                                  0.0000
9.3250
8.5000                                  0.8250

1967528                                 0.2500
188674.91                               0.0500
9.1250                                  0.0000
8.8750                                  0.0000
8.8250
8.5000                                  0.3250

1970242                                 0.2500
43371.33                                0.0500
9.1250                                  0.0000
8.8750                                  0.0000
8.8250
8.5000                                  0.3250

1971153                                 0.2500
27033.75                                0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

1972072                                 0.2500
62271.74                                0.0500
9.7500                                  0.0000
9.5000                                  0.0000
9.4500
8.5000                                  0.9500

1973257                                 0.2500
61995.91                                0.0500
8.3750                                  0.0000
8.1250                                  0.0000
8.0750
8.0750                                  0.0000

1975851                                 0.2500
20808.98                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

1977632                                 0.2500
84433.87                                0.0500
9.3750                                  0.0000
9.1250                                  0.0000
9.0750
8.5000                                  0.5750

1978655                                 0.2500
89083.72                                0.0500
9.7500                                  0.0000
9.5000                                  0.0000
9.4500
8.5000                                  0.9500

1978682                                 0.2500
144528.55                               0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
8.2000                                  0.0000

1985651                                 0.2500
60656.52                                0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

1992366                                 0.2500
73034.64                                0.0500
10.3750                                 0.0000
10.1250                                 0.0000
10.0750
8.5000                                  1.5750

1993561                                 0.2500
51358.01                                0.0500
10.2500                                 0.0000
10.0000                                 0.0000
9.9500
8.5000                                  1.4500

1993678                                 0.2500
193948.09                               0.0500
10.2500                                 0.0000
10.0000                                 0.0000
9.9500
8.5000                                  1.4500

1994251                                 0.2500
289631.91                               0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

1997735                                 0.2500
167060.09                               0.0500
10.5000                                 0.0000
10.2500                                 0.0000
10.2000
8.5000                                  1.7000

1998369                                 0.2500
70462.20                                0.0500
11.1250                                 0.0000
10.8750                                 0.0000
10.8250
8.5000                                  2.3250

1998416                                 0.2500
108229.89                               0.0500
10.5000                                 0.0000
10.2500                                 0.0000
10.2000
8.5000                                  1.7000

2001059                                 0.2500
87043.75                                0.0500
10.1250                                 0.0000
9.8750                                  0.0000
9.8250
8.5000                                  1.3250

2001083                                 0.2500
82794.75                                0.0500
9.8750                                  0.0000
9.6250                                  0.0000
9.5750
8.5000                                  1.0750

2796366                                 0.2500
29083.56                                0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
8.2000                                  0.0000

2829926                                 0.3970
77218.05                                0.0500
8.5000                                  0.0000
8.1030                                  0.0000
8.0530
8.0530                                  0.0000

2846393                                 0.4110
38493.05                                0.0500
10.7500                                 0.0000
10.3390                                 0.0000
10.2890
8.5000                                  1.7890

2846395                                 0.4110
82413.42                                0.0500
10.7500                                 0.0000
10.3390                                 0.0000
10.2890
8.5000                                  1.7890

2858344                                 0.2500
100092.83                               0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

2859127                                 0.2500
51340.26                                0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

2860067                                 1.2370
23000.96                                0.0500
10.4500                                 0.0000
9.2130                                  0.0000
9.1630
8.5000                                  0.6630

2860377                                 0.2500
108247.77                               0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

2864507                                 0.2500
87593.47                                0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
8.2000                                  0.0000

2864566                                 0.2500
71304.47                                0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

2864576                                 0.2500
245713.45                               0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

2865732                                 0.2500
54568.92                                0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
8.5000                                  0.7000

2868250                                 0.4680
76358.65                                0.0500
10.6250                                 0.0000
10.1570                                 0.0000
10.1070
8.5000                                  1.6070

2878286                                 0.2500
88429.83                                0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

2878314                                 0.2500
501373.68                               0.0500
8.6250                                  0.0000
8.3750                                  0.0000
8.3250
8.3250                                  0.0000

2878361                                 0.2500
61437.25                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

2879582                                 0.2500
109470.11                               0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
8.2000                                  0.0000

2884591                                 0.2500
109397.63                               0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

2884592                                 0.2500
110226.87                               0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

2886662                                 0.2500
52299.02                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

2894192                                 0.2500
62002.03                                0.0500
8.3750                                  0.0000
8.1250                                  0.0000
8.0750
8.0750                                  0.0000

2895213                                 0.2500
25605.54                                0.0500
8.3750                                  0.0000
8.1250                                  0.0000
8.0750
8.0750                                  0.0000

2901362                                 0.2500
209821.14                               0.0500
8.6250                                  0.0000
8.3750                                  0.0000
8.3250
8.3250                                  0.0000

2901367                                 0.2500
102153.55                               0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
8.2000                                  0.0000

2901663                                 0.2500
84365.14                                0.0500
8.3750                                  0.0000
8.1250                                  0.0000
8.0750
8.0750                                  0.0000

2901717                                 0.2500
116567.30                               0.0500
8.3750                                  0.0000
8.1250                                  0.0000
8.0750
8.0750                                  0.0000

2901741                                 0.2500
50757.09                                0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

2901838                                 0.2500
324510.13                               0.0500
8.3750                                  0.0000
8.1250                                  0.0000
8.0750
8.0750                                  0.0000

2906895                                 0.2500
48153.20                                0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

2906955                                 0.2500
71779.14                                0.0500
8.3750                                  0.0000
8.1250                                  0.0000
8.0750
8.0750                                  0.0000

2906963                                 0.2500
124513.43                               0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

2916476                                 0.2500
44833.00                                0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

2920192                                 0.2500
33607.23                                0.0500
9.3750                                  0.0000
9.1250                                  0.0000
9.0750
8.5000                                  0.5750

2926295                                 0.2500
224855.34                               0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

2933166                                 0.2500
69246.08                                0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
8.5000                                  0.7000

2933238                                 0.2500
84767.64                                0.0500
9.6250                                  0.0000
9.3750                                  0.0000
9.3250
8.5000                                  0.8250

2934114                                 0.2500
79909.39                                0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
8.2000                                  0.0000

2945965                                 0.2500
59233.37                                0.0500
10.2500                                 0.0000
10.0000                                 0.0000
9.9500
8.5000                                  1.4500

2949186                                 0.2500
86078.00                                0.0500
8.7300                                  0.0000
8.4800                                  0.0000
8.4300
8.4300                                  0.0000

2962126                                 0.2500
79636.17                                0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

2976666                                 0.2500
63749.19                                0.0500
10.2750                                 0.0000
10.0250                                 0.0000
9.9750
8.5000                                  1.4750

2986539                                 0.2500
77050.10                                0.0500
9.3750                                  0.0000
9.1250                                  0.0000
9.0750
8.5000                                  0.5750

2993802                                 0.2500
161011.41                               0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
8.2000                                  0.0000

2998479                                 0.2500
108728.55                               0.0500
9.7500                                  0.0000
9.5000                                  0.0000
9.4500
8.5000                                  0.9500

3002852                                 0.2500
60399.13                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

3002853                                 0.2500
60399.13                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

3013846                                 0.2500
86599.95                                0.0500
9.3750                                  0.0000
9.1250                                  0.0000
9.0750
8.5000                                  0.5750

3016096                                 0.2500
104020.77                               0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

3019139                                 0.2500
547261.66                               0.0500
8.3750                                  0.0000
8.1250                                  0.0000
8.0750
8.0750                                  0.0000

3019147                                 0.2500
46246.38                                0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

3020585                                 0.2500
105871.99                               0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
8.2000                                  0.0000

3040518                                 0.2500
58014.35                                0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

3040530                                 0.2500
72923.73                                0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

3054177                                 0.2500
121557.13                               0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
8.5000                                  0.7000

3113055                                 0.2500
52924.94                                0.0500
8.6250                                  0.0000
8.3750                                  0.0000
8.3250
8.3250                                  0.0000

3252301                                 0.2500
83417.66                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

3301652                                 0.2500
65087.61                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

3323313                                 0.2500
92814.13                                0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

3380895                                 0.2500
51019.56                                0.0500
10.0000                                 0.0000
9.7500                                  0.0000
9.7000
8.5000                                  1.2000

3384043                                 0.2500
67048.92                                0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
8.5000                                  0.7000

3413241                                 0.2500
786151.08                               0.0500
9.6250                                  0.0000
9.3750                                  0.0000
9.3250
8.5000                                  0.8250

3472679                                 0.2500
106937.26                               0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

3510838                                 0.5000
40958.76                                0.0500
10.5000                                 0.0000
10.0000                                 0.0000
9.9500
8.5000                                  1.4500

3518378                                 0.5000
149195.69                               0.0500
9.8750                                  0.0000
9.3750                                  0.0000
9.3250
8.5000                                  0.8250

3578494                                 0.2500
74687.64                                0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
8.5000                                  0.7000

3578508                                 0.2500
128835.78                               0.0500
9.8750                                  0.0000
9.6250                                  0.0000
9.5750
8.5000                                  1.0750

3600826                                 0.5000
70036.99                                0.0500
10.8750                                 0.0000
10.3750                                 0.0000
10.3250
8.5000                                  1.8250

3616894                                 0.2500
62254.09                                0.0500
9.8750                                  0.0000
9.6250                                  0.0000
9.5750
8.5000                                  1.0750

3646237                                 0.2500
21233.69                                0.0500
9.8750                                  0.0000
9.6250                                  0.0000
9.5750
8.5000                                  1.0750

3678174                                 0.2500
31796.71                                0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
8.5000                                  0.7000

3716416                                 0.2500
164087.76                               0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

3717820                                 0.2500
80753.58                                0.0500
10.2500                                 0.0000
10.0000                                 0.0000
9.9500
8.5000                                  1.4500

3720273                                 0.2500
89705.48                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

3727153                                 0.5000
98674.59                                0.0500
9.3750                                  0.0000
8.8750                                  0.0000
8.8250
8.5000                                  0.3250

3752390                                 0.2500
148343.61                               0.0500
9.7500                                  0.0000
9.5000                                  0.0000
9.4500
8.5000                                  0.9500

3752392                                 0.2500
93990.49                                0.0500
10.5000                                 0.0000
10.2500                                 0.0000
10.2000
8.5000                                  1.7000

3752395                                 0.2500
43206.73                                0.0500
10.5000                                 0.0000
10.2500                                 0.0000
10.2000
8.5000                                  1.7000

3756950                                 0.2500
45531.33                                0.0500
10.5000                                 0.0000
10.2500                                 0.0000
10.2000
8.5000                                  1.7000

3759609                                 0.2500
17096.90                                0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
8.5000                                  0.7000

3773144                                 0.2500
30672.96                                0.0500
9.3750                                  0.0000
9.1250                                  0.0000
9.0750
8.5000                                  0.5750

3773846                                 0.2500
139907.60                               0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
8.5000                                  0.7000

3787012                                 0.2500
94868.64                                0.0500
10.5000                                 0.0000
10.2500                                 0.0000
10.2000
8.5000                                  1.7000

3789413                                 0.2500
85166.95                                0.0500
9.6250                                  0.0000
9.3750                                  0.0000
9.3250
8.5000                                  0.8250

3794816                                 0.2500
79085.72                                0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
8.2000                                  0.0000

3796257                                 0.2500
64591.32                                0.0500
9.3750                                  0.0000
9.1250                                  0.0000
9.0750
8.5000                                  0.5750

3798753                                 0.2500
46745.73                                0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
8.5000                                  0.7000

3799760                                 0.2500
104171.36                               0.0500
9.3750                                  0.0000
9.1250                                  0.0000
9.0750
8.5000                                  0.5750

3810741                                 0.2500
468682.19                               0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
8.2000                                  0.0000

3831359                                 0.2500
177201.57                               0.0500
10.1250                                 0.0000
9.8750                                  0.0000
9.8250
8.5000                                  1.3250

3840212                                 0.2500
69821.25                                0.0500
10.1250                                 0.0000
9.8750                                  0.0000
9.8250
8.5000                                  1.3250

3864416                                 0.2500
397262.45                               0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

3885336                                 0.2500
159953.77                               0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

3891092                                 0.2500
88232.05                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

3896886                                 0.2500
93860.80                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

3897360                                 0.2500
195503.46                               0.0500
8.3750                                  0.0000
8.1250                                  0.0000
8.0750
8.0750                                  0.0000

3901087                                 0.2500
297654.16                               0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

3907878                                 0.2500
64044.58                                0.0500
9.6250                                  0.0000
9.3750                                  0.0000
9.3250
8.5000                                  0.8250

3910887                                 0.2500
70187.71                                0.0500
9.6250                                  0.0000
9.3750                                  0.0000
9.3250
8.5000                                  0.8250

3922564                                 0.2500
111723.17                               0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

3922566                                 0.2500
52305.90                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

3923527                                 0.2500
46539.99                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

3925918                                 0.2500
92696.01                                0.0500
9.8750                                  0.0000
9.6250                                  0.0000
9.5750
8.5000                                  1.0750

3926395                                 0.2500
74381.73                                0.0500
8.6250                                  0.0000
8.3750                                  0.0000
8.3250
8.3250                                  0.0000

3933508                                 0.2500
209277.66                               0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

3939819                                 0.2500
87174.46                                0.0500
9.6250                                  0.0000
9.3750                                  0.0000
9.3250
8.5000                                  0.8250

3939846                                 0.2500
42539.74                                0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

3940575                                 0.2500
113910.65                               0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

3940692                                 0.2500
72696.03                                0.0500
9.1250                                  0.0000
8.8750                                  0.0000
8.8250
8.5000                                  0.3250

3940697                                 0.2500
105177.59                               0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

3944356                                 0.2500
49468.83                                0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
8.5000                                  0.7000

3945846                                 0.2500
102762.04                               0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

3945873                                 0.2500
60927.18                                0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

3945881                                 0.2500
102314.47                               0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

3950946                                 0.2500
76601.67                                0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
8.2000                                  0.0000

3951290                                 0.2500
11379.76                                0.0500
9.6250                                  0.0000
9.3750                                  0.0000
9.3250
8.5000                                  0.8250

3960465                                 0.2500
54111.48                                0.0500
9.7500                                  0.0000
9.5000                                  0.0000
9.4500
8.5000                                  0.9500

3972260                                 0.2500
35037.46                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

3977081                                 0.2500
37358.95                                0.0500
9.6250                                  0.0000
9.3750                                  0.0000
9.3250
8.5000                                  0.8250

3982466                                 0.2500
69464.58                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

3983529                                 0.2500
171385.35                               0.0500
9.1250                                  0.0000
8.8750                                  0.0000
8.8250
8.5000                                  0.3250

3988058                                 0.2500
66155.85                                0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
8.2000                                  0.0000

3988078                                 0.2500
66846.84                                0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

3991542                                 0.2500
104729.63                               0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

4008027                                 0.2500
181332.17                               0.0500
9.7500                                  0.0000
9.5000                                  0.0000
9.4500
8.5000                                  0.9500

4008123                                 0.2500
200649.42                               0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
8.2000                                  0.0000

4008146                                 0.2500
81307.33                                0.0500
8.6250                                  0.0000
8.3750                                  0.0000
8.3250
8.3250                                  0.0000

4008148                                 0.2500
58509.36                                0.0500
9.6250                                  0.0000
9.3750                                  0.0000
9.3250
8.5000                                  0.8250

4008150                                 0.2500
66155.60                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

4013676                                 0.2500
46587.14                                0.0500
9.1250                                  0.0000
8.8750                                  0.0000
8.8250
8.5000                                  0.3250

4024460                                 0.2500
46970.23                                0.0500
8.3750                                  0.0000
8.1250                                  0.0000
8.0750
8.0750                                  0.0000

4024513                                 0.2500
87109.75                                0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

4024585                                 0.2500
110162.82                               0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

4024594                                 0.2500
118172.51                               0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

4024606                                 0.2500
205181.67                               0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

4024613                                 0.2500
28081.08                                0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

4024630                                 0.2500
105421.88                               0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

4024641                                 0.2500
379699.43                               0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
8.2000                                  0.0000

4024700                                 0.2500
79874.83                                0.0500
8.3750                                  0.0000
8.1250                                  0.0000
8.0750
8.0750                                  0.0000

4024748                                 0.2500
53335.73                                0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

4024821                                 0.2500
102942.33                               0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

4024854                                 0.2500
36190.85                                0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

4024869                                 0.2500
77752.56                                0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

4024890                                 0.2500
53305.76                                0.0500
9.1250                                  0.0000
8.8750                                  0.0000
8.8250
8.5000                                  0.3250

4024916                                 0.2500
38461.35                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

4035865                                 0.2500
38807.66                                0.0500
9.3750                                  0.0000
9.1250                                  0.0000
9.0750
8.5000                                  0.5750

4035872                                 0.2500
75828.26                                0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
8.2000                                  0.0000

4035874                                 0.2500
55755.15                                0.0500
9.6250                                  0.0000
9.3750                                  0.0000
9.3250
8.5000                                  0.8250

4035885                                 0.2500
45472.00                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

4035900                                 0.2500
56920.33                                0.0500
9.6250                                  0.0000
9.3750                                  0.0000
9.3250
8.5000                                  0.8250

4044186                                 0.2500
313851.04                               0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
8.2000                                  0.0000

4044803                                 0.2500
70617.53                                0.0500
9.8750                                  0.0000
9.6250                                  0.0000
9.5750
8.5000                                  1.0750

4065606                                 0.2500
73260.82                                0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
8.5000                                  0.7000

4074647                                 0.2500
568416.39                               0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

4074990                                 0.2500
52060.61                                0.0500
9.3750                                  0.0000
9.1250                                  0.0000
9.0750
8.5000                                  0.5750

4082243                                 0.2500
64113.56                                0.0500
8.3750                                  0.0000
8.1250                                  0.0000
8.0750
8.0750                                  0.0000

4082266                                 0.2500
37425.61                                0.0500
10.1250                                 0.0000
9.8750                                  0.0000
9.8250
8.5000                                  1.3250

4096964                                 0.2500
104859.95                               0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

4105867                                 0.2500
44639.78                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

4113589                                 0.2500
90289.94                                0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

4119405                                 0.2500
76691.58                                0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

4131038                                 0.2500
56929.50                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

4132004                                 0.2500
96770.02                                0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

4138348                                 0.2500
88267.59                                0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

4142070                                 0.2500
96125.20                                0.0500
8.6250                                  0.0000
8.3750                                  0.0000
8.3250
8.3250                                  0.0000

4147880                                 0.2500
99762.34                                0.0500
8.3750                                  0.0000
8.1250                                  0.0000
8.0750
8.0750                                  0.0000

4152499                                 0.2500
291021.11                               0.0500
9.1250                                  0.0000
8.8750                                  0.0000
8.8250
8.5000                                  0.3250

4155705                                 0.2500
88442.82                                0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

4158895                                 0.2500
183678.19                               0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

4165739                                 0.2500
57340.47                                0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

4165759                                 0.2500
24073.74                                0.0500
9.3750                                  0.0000
9.1250                                  0.0000
9.0750
8.5000                                  0.5750

4168204                                 0.2500
67207.64                                0.0500
8.3750                                  0.0000
8.1250                                  0.0000
8.0750
8.0750                                  0.0000

4168911                                 0.2500
100228.88                               0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

4169013                                 0.2500
147482.69                               0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

4194607                                 0.2500
50459.59                                0.0500
8.6250                                  0.0000
8.3750                                  0.0000
8.3250
8.3250                                  0.0000

4195085                                 0.2500
48608.30                                0.0500
9.1250                                  0.0000
8.8750                                  0.0000
8.8250
8.5000                                  0.3250

4195091                                 0.2500
72312.72                                0.0500
9.3750                                  0.0000
9.1250                                  0.0000
9.0750
8.5000                                  0.5750

4204173                                 0.2500
121876.38                               0.0500
8.3750                                  0.0000
8.1250                                  0.0000
8.0750
8.0750                                  0.0000

4204252                                 0.2500
78459.08                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

4204313                                 0.2500
44640.28                                0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

4204371                                 0.2500
81158.98                                0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
8.2000                                  0.0000

4204401                                 0.2500
108436.05                               0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
8.2000                                  0.0000

4204424                                 0.2500
127571.05                               0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

4204452                                 0.2500
143603.12                               0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

4204566                                 0.2500
127098.17                               0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

4204591                                 0.2500
298180.03                               0.0500
8.3750                                  0.0000
8.1250                                  0.0000
8.0750
8.0750                                  0.0000

4204625                                 0.2500
51778.75                                0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

4218328                                 0.2500
282201.76                               0.0500
8.3750                                  0.0000
8.1250                                  0.0000
8.0750
8.0750                                  0.0000

4218814                                 0.2500
61563.32                                0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
8.2000                                  0.0000

4226858                                 0.2500
376179.84                               0.0500
8.6250                                  0.0000
8.3750                                  0.0000
8.3250
8.3250                                  0.0000

4228117                                 0.2500
74693.45                                0.0500
9.1250                                  0.0000
8.8750                                  0.0000
8.8250
8.5000                                  0.3250

4239376                                 0.2500
79912.50                                0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
8.2000                                  0.0000

4239405                                 0.2500
105489.85                               0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

4239481                                 0.2500
62188.45                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

4239502                                 0.2500
80334.00                                0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

4241008                                 0.2500
47103.18                                0.0500
9.6250                                  0.0000
9.3750                                  0.0000
9.3250
8.5000                                  0.8250

4243428                                 0.2500
42843.42                                0.0500
9.3750                                  0.0000
9.1250                                  0.0000
9.0750
8.5000                                  0.5750

4243545                                 0.2500
328872.43                               0.0500
8.3750                                  0.0000
8.1250                                  0.0000
8.0750
8.0750                                  0.0000

4248988                                 0.2500
48559.93                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

4267627                                 0.2500
50194.09                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

4296778                                 0.2500
55172.09                                0.0500
9.1250                                  0.0000
8.8750                                  0.0000
8.8250
8.5000                                  0.3250

4304640                                 0.2500
141663.34                               0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

4310985                                 0.2500
99134.80                                0.0500
8.3750                                  0.0000
8.1250                                  0.0000
8.0750
8.0750                                  0.0000

4360515                                 0.2500
75991.97                                0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

4360538                                 0.2500
47391.49                                0.0500
9.3750                                  0.0000
9.1250                                  0.0000
9.0750
8.5000                                  0.5750

4360612                                 0.2500
79344.69                                0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

4360640                                 0.2500
61294.86                                0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

4360641                                 0.2500
60420.35                                0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
8.5000                                  0.4500

4363605                                 0.2500
41422.65                                0.0500
8.3750                                  0.0000
8.1250                                  0.0000
8.0750
8.0750                                  0.0000

4363622                                 0.2500
128918.40                               0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
8.5000                                  0.2000

4363676                                 0.2500
100038.02                               0.0500
8.3750                                  0.0000
8.1250                                  0.0000
8.0750
8.0750                                  0.0000

4363723                                 0.2500
136704.84                               0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
8.2000                                  0.0000

4363736                                 0.2500
125876.20                               0.0500
8.6250                                  0.0000
8.3750                                  0.0000
8.3250
8.3250                                  0.0000

4363910                                 0.2500
47312.14                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

4371690                                 0.2500
80871.91                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

4384249                                 0.2500
48858.61                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

4396736                                 0.2500
137254.15                               0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

4396737                                 0.2500
137254.15                               0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

4396863                                 0.2500
106246.32                               0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5000                                  0.0750

4401031                                 0.2500
58713.41                                0.0500
8.3750                                  0.0000
8.1250                                  0.0000
8.0750
8.0750                                  0.0000

Total Number of Loans:                  375

Total Original Balance:                 50,570,783.31

Total Principal Balance:                46,617,215.70

Total Original P+I:                     404,738.18

Total Current P+I:                      404,738.18

                                    EXHIBIT G

                          FORMS OF REQUEST FOR RELEASE

DATE:

TO:

RE:            REQUEST FOR RELEASE OF DOCUMENTS

In connection with the administration of the pool of Mortgage Loans held by you for the referenced pool, we request the release of the Mortgage Loan File described below.

Pooling and Servicing Agreement Dated:
Series#:
Account#:
Pool#:
Loan#:
Borrower Name(s):
Reason for Document Request: (circle one)   Mortgage Loan Prepaid in Full
                                                   Mortgage Loan Repurchased

"We hereby certify that all amounts received or to be received in connection with such payments which are required to be deposited have been or will be so deposited as provided in the Pooling and Servicing Agreement."


Residential Funding Corporation
Authorized Signature
****************************************************************
TO CUSTODIAN/TRUSTEE: Please acknowledge this request, and check off documents being enclosed with a copy of this form. You should retain this form for your files in accordance with the terms of the Pooling and Servicing Agreement.

  Enclosed Documents:          [ ] Promissory Note
                               [ ] Primary Insurance Policy
                               [ ] Mortgage or Deed of Trust
                               [ ] Assignment(s) of Mortgage or Deed of Trust
                               [ ] Title Insurance Policy
                               [ ] Other:

Name __________________________

Title

Date

                                   EXHIBIT H-1

                    FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF              )
                      ) ss.:
COUNTY OF             )

               [NAME OF OFFICER], being first duly sworn, deposes and says:

        1. That he is [Title of Officer] of [Name of Owner] (record or beneficial owner of the Mortgage-Backed Pass-Through Certificates, Series _______, Class R[-__] (the "Owner"), a [savings institution] [corporation] duly organized and existing under the laws of [the State of ] [the United States], on behalf of which he makes this affidavit and agreement.

        2. That the Owner (i) is not and will not be a "disqualified organization" or an electing large partnership as of [date of transfer] within the meaning of Sections 860E(e)(5) and 775, respectively, of the Internal Revenue Code of 1986, as amended (the "Code") or an electing large partnership under Section 775(a) of the Code, (ii) will endeavor to remain other than a disqualified organization for so long as it retains its ownership interest in the Class R[-__] Certificates, and (iii) is acquiring the Class R[-__] Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. (For this purpose, a "disqualified organization" means an electing large partnership under Section 775 of the Code, the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

        3. That the Owner is aware (i) of the tax that would be imposed on transfers of Class R[-__] Certificates to disqualified organizations or electing large partnerships, under the Code, that applies to all transfers of Class
R[-__] Certificates after March 31, 1988; (ii) that such tax would be on the transferor (or, with respect to transfers to electing large partnerships, on each such partnership), or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization, on the agent; (iii) that the person (other than with respect to transfers to electing large partnerships) otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class R[-__] Certificates may be "noneconomic residual interests" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

        4. That the Owner is aware of the tax imposed on a "pass-through entity" holding Class R[-__] Certificates if either the pass-through entity is an electing large partnership under Section 775 of the Code or if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity. (For this purpose, a "pass through entity" includes a regulated investment Depositor, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

        5. The Owner is either (i) a citizen or resident  of the United  States,
(ii) a corporation, partnership or other entity treated as a corporation or a partnership for U.S. federal income tax purposes and created or organized in or under the laws of the United States, any state thereof or the District of Columbia (other than a partnership that is not treated as a United States person under any applicable Treasury regulations), (iii) an estate that is described in
Section 7701(a)(30)(D) of the Code, or (iv) a trust that is described in Section 7701(a)(30)(E) of the Code.

        6. The Owner hereby agrees that it will not cause income from the Class R[-__] Certificates to be attributable to a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) of the Owner of another United States taxpayer.

        7. That the Owner is aware that the Trustee will not register the transfer of any Class R[- __] Certificates unless the transferee, or the transferee's agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

        8. That the Owner has reviewed the restrictions set forth on the face of the Class R[-__] Certificates and the provisions of Section 5.02(f) of the Pooling and Servicing Agreement under which the Class R[-__] Certificates were issued (in particular, clause (iii)(A) and (iii)(B) of Section 5.02(f) which authorize the Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event the Owner holds such Certificates in violation of Section 5.02(f)). The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

        9. That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R[-__] Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

        10.    The Owner's Taxpayer Identification Number is ________________.

        11. This affidavit and agreement relates only to the Class R[-__] Certificates held by the Owner and not to any other holder of the Class R[-__] Certificates. The Owner understands that the liabilities described herein relate only to the Class R[-__] Certificates.

        12. That no purpose of the Owner relating to the transfer of any of the Class R[-__] Certificates by the Owner is or will be to impede the assessment or collection of any tax; in making this representation, the Owner warrants that the Owner is familiar with (i) Treasury Regulation Section 1.860E-1(c) and recent amendments thereto, effective as of July 19, 2002, and (ii) the preamble describing the adoption of the amendments to such regulation, which is attached hereto as Exhibit 1.

        13. That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding. In this regard, the Owner hereby represents to and for the benefit of the person from whom it acquired the Class R[-__] Certificate that the Owner intends to pay taxes associated with holding such Class R[- __] Certificate as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class R[-__] Certificate.

        14. That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Class R[-__] Certificates remain outstanding.

        15. (a) The Owner is not an employee benefit plan or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or an investment manager, named fiduciary or a trustee of any such plan, or any other Person acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any such plan; or

               (b) The Owner has provided the Trustee, the Depositor and the Master Servicer with an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Depositor and the Master Servicer to the effect that the purchase of Certificates is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Trustee, the Depositor or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing Agreement.

        In addition, the Owner hereby certifies, represents and warrants to, and covenants with, the Depositor, the Trustee and the Master Servicer that the Purchaser will not transfer such Certificates to any Plan or person unless either such Plan or person meets the requirements set forth in either (a) or (b) above.

        Capitalized terms used but not defined herein shall have the meanings assigned in the Pooling and Servicing Agreement.

        IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this day of _____,___ 200__.

                                                   [NAME OF OWNER]

                                                   By: ____________________
                                                   [Name of Officer]
                                                   [Title of Officer]

[Corporate Seal]

ATTEST:

________________
[Assistant] Secretary

        Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

        Subscribed and sworn before me this ___ day of ________, 200 __.


                                        NOTARY PUBLIC

                                        COUNTY OF

                                        STATE OF

                                        My Commission expires the ____ day of
                                        _____, 20__ .

EXHIBIT 1

DEPARTMENT OF THE TREASURY

Internal Revenue Service

26 CFR Parts 1 and 602

[TD 9004]
RIN 1545-AW98


Real Estate Mortgage Investment Conduits

AGENCY: Internal Revenue Service (IRS), Treasury.

ACTION: Final regulations.

-----------------------------------------------------------------------

SUMMARY: This document contains final regulations relating to safe harbor transfers of noneconomic residual interests in real estate mortgage investment conduits (REMICs). The final regulations provide additional limitations on the circumstances under which transferors may claim safe harbor treatment.

DATES: Effective Date: These regulations are effective July 19, 2002.
   Applicability Date: For dates of applicability, see Sec. 1.860E-
(1)(c)(10).

FOR FURTHER INFORMATION CONTACT: Courtney Shepardson at (202) 622-3940 (not a toll-free number).

SUPPLEMENTARY INFORMATION:

Paperwork Reduction Act

The collection of information in this final rule has been reviewed and, pending receipt and evaluation of public comments, approved by the Office of Management and Budget (OMB) under 44 U.S.C. 3507 and assigned control number 1545-1675.

The collection of information in this regulation is in Sec. 1.860E - 1(c)(5)(ii). This information is required to enable the IRS to verify that a taxpayer is complying with the conditions of this regulation. The collection of information is mandatory and is required. Otherwise, the taxpayer will not receive the benefit of safe harbor treatment as provided in the regulation. The likely respondents are businesses and other for-profit institutions.

Comments on the collection of information should be sent to the Office of Management and Budget, Attn: Desk Officer for the Department of the Treasury, Office of Information and Regulatory Affairs, Washington, DC, 20503, with copies to the Internal Revenue Service, Attn: IRS Reports Clearance Officer, W:CAR:MP:FP:S, Washington, DC 20224. Comments on the collection of information should be received by October 17, 2002. Comments are specifically requested concerning:

Whether the collection of information is necessary for the proper performance of the functions of the Internal Revenue Service, including whether the information will have practical utility;

The accuracy of the estimated burden associated with the collection of information (see below);

How the quality, utility, and clarity of the information to be collected may be enhanced;

How the burden of complying with the collection of information may be minimized, including through the application of automated collection techniques or other forms of information technology; and

Estimates of capital or start-up costs and costs of operation, maintenance, and purchase of service to provide information.

An agency may not conduct or sponsor, and a person is not required to respond to, a collection of information unless it displays a valid control number assigned by the Office of Management and Budget.

The estimated total annual reporting burden is 470 hours, based on an estimated number of respondents of 470 and an estimated average annual burden hours per respondent of one hour.

Books or records relating to a collection of information must be retained as long as their contents may become material in the administration of any internal revenue law. Generally, tax returns and tax return information are confidential, as required by 26 U.S.C. 6103.

Background

This document contains final regulations regarding the proposed amendments to 26 CFR part 1 under section 860E of the Internal Revenue Code (Code). The regulations provide the circumstances under which a transferor of a noneconomic REMIC residual interest meeting the investigation and representation requirements may avail itself of the safe harbor by satisfying either the formula test or the asset test.

Final regulations governing REMICs, issued in 1992, contain rules governing the transfer of noneconomic REMIC residual interests. In general, a transfer of a noneconomic residual interest is disregarded for all tax purposes if a significant purpose of the transfer is to

[[Page 47452]]

enable the transferor to impede the assessment or collection of tax. A purpose to impede the assessment or collection of tax (a wrongful purpose) exists if the transferor, at the time of the transfer, either knew or should have known that the transferee would be unwilling or unable to pay taxes due on its share of the REMIC's taxable income.

Under a safe harbor, the transferor of a REMIC noneconomic residual interest is presumed not to have a wrongful purpose if two requirements are satisfied: (1) the transferor conducts a reasonable investigation of the transferee's financial condition (the investigation requirement); and (2) the transferor secures a representation from the transferee to the effect that the transferee understands the tax obligations associated with holding a residual interest and intends to pay those taxes (the representation requirement).

The IRS and Treasury have been concerned that some transferors of noneconomic residual interests claim they satisfy the safe harbor even in situations where the economics of the transfer clearly indicate the transferee is unwilling or unable to pay the tax associated with holding the interest. For this reason, on February 7, 2000, the IRS published in the Federal Register (65 FR 5807) a notice of proposed rulemaking (REG-100276-97; REG-122450-98) designed to clarify the safe harbor by adding the "formula test," an economic test. The proposed regulation provides that the safe harbor is unavailable unless the present value of the anticipated tax liabilities associated with holding the residual interest does not exceed the sum of: (1) The present value of any consideration given to the transferee to acquire the interest; (2) the present value of the expected future distributions on the interest; and (3) the present value of the anticipated tax savings associated with holding the interest as the REMIC generates losses.

The notice of proposed rulemaking also contained rules for FASITs. Section 1.860H-6(g) of the proposed regulations provides requirements for transfers of FASIT ownership interests and adopts a safe harbor by reference to the safe harbor provisions of the REMIC regulations.

In January 2001, the IRS published Rev. Proc. 2001-12 (2001-3 I.R.B. 335) to set forth an alternative safe harbor that taxpayers could use while the IRS and the Treasury considered comments on the proposed regulations. Under the alternative safe harbor, if a transferor meets the investigation requirement and the representation requirement but the transfer fails to meet the formula test, the transferor may invoke the safe harbor if the transferee meets a two- prong test (the asset test). A transferee generally meets the first prong of this test if, at the time of the transfer, and in each of the two years preceding the year of transfer, the transferee's gross assets exceed $100 million and its net assets exceed $10 million. A transferee generally meets the second prong of this test if it is a domestic, taxable corporation and agrees in writing not to transfer the interest to any person other than another domestic, taxable corporation that also satisfies the requirements of the asset test. A transferor cannot rely on the asset test if the transferor knows, or has reason to know, that the transferee will not comply with its written agreement to limit the restrictions on subsequent transfers of the residual interest.

   Rev. Proc. 2001-12 provides that the asset test fails to be satisfied in the case of a transfer or assignment of a noneconomic residual interest to a foreign branch of an otherwise eligible transferee. If such a transfer or assignment were permitted, a corporate taxpayer might seek to claim that the provisions of an applicable income tax treaty would resource excess inclusion income as foreign source income, and that, as a consequence, any U.S. tax liability attributable to the excess inclusion income could be offset by foreign tax credits. Such a claim would impede the assessment or collection of U.S. tax on excess inclusion income, contrary to the congressional purpose of assuring that such income will be taxable in all events. See, e.g., sections 860E(a)(1), (b),
(e) and 860G(b) of the Code.

   The Treasury and the IRS have learned that certain taxpayers transferring noneconomic residual interests to foreign branches have attempted to rely on the formula test to obtain safe harbor treatment in an effort to impede the assessment or collection of U.S. tax on excess inclusion income. Accordingly, the final regulations provide that if a noneconomic residual interest is transferred to a foreign permanent establishment or fixed base of a U.S. taxpayer, the transfer is not eligible for safe harbor treatment under either the asset test or the formula test. The final regulations also require a transferee to represent that it will not cause income from the noneconomic residual interest to be attributable to a foreign permanent establishment or fixed base.

   Section 1.860E -1(c)(8) provides computational rules that a taxpayer may use to qualify for safe harbor status under the formula test. Section 1.860E-1(c)(8)(i) provides that the transferee is presumed to pay tax at a rate equal to the highest rate of tax specified in section 11(b). Some commentators were concerned that this presumed rate of taxation was too high because it does not take into consideration taxpayers subject to the alternative minimum tax rate. In light of the comments received, this provision has been amended in the final regulations to allow certain transferees that compute their taxable income using the alternative minimum tax rate to use the alternative minimum tax rate applicable to corporations.

   Additionally, Sec. 1.860E-1(c)(8)(iii) provides that the present values in the formula test are to be computed using a discount rate equal to the applicable Federal short-term rate prescribed by section 1274(d). This is a
change  from  the  proposed   regulation  and  Rev.  Proc.   2001-12.  In  those
publications the provision stated that "present values are computed using a discount rate equal to the applicable Federal rate prescribed in section 1274(d) compounded semiannually" and that "[a] lower discount rate may be used if the transferee can demonstrate that it regularly borrows, in the course of its trade or business, substantial funds at such lower rate from an unrelated third party." The IRS and the Treasury Department have learned that, based on this provision, certain taxpayers have been attempting to use unrealistically low or zero interest rates to satisfy the formula test, frustrating the intent of the test. Furthermore, the Treasury Department and the IRS believe that a rule allowing for a rate other than a rate based on an objective index would add unnecessary complexity to the safe harbor. As a result, the rule in the proposed regulations that permits a transferee to use a lower discount rate, if the transferee can demonstrate that it regularly borrows substantial funds at such lower rate, is not included in the final regulations; and the Federal short-term rate has been substituted for the applicable Federal rate. To simplify taxpayers' computations, the final regulations allow use of any of the published short-term rates, provided that the present values are computed with a corresponding period of compounding. With the exception of the provisions relating to transfers to foreign branches, these changes generally have the proposed applicability date of February 4, 2000, but taxpayers may choose to apply the interest rate formula set forth in the proposed regulation and Rev. Proc. 2001-12 for transfers occurring before August 19, 2002.

   It is anticipated that when final regulations are adopted with respect to

[[Page 47453]]

FASITs, Sec. 1.860H-6(g) of the proposed regulations will be adopted in substantially its present form, with the result that the final regulations contained in this document will also govern transfers of FASIT ownership interests with substantially the same applicability date as is contained in this document.

Effect on Other Documents

   Rev. Proc. 2001-12 (2001-3 I.R.B. 335) is obsolete for transfers of noneconomic residual interests in REMICs occurring on or after August 19, 2002.

Special Analyses

   It is hereby certified that these regulations will not have a significant economic impact on a substantial number of small entities. This certification is based on the fact that it is unlikely that a substantial number of small entities will hold REMIC residual interests. Therefore, a Regulatory Flexibility Analysis under the Regulatory Flexibility Act (5 U.S.C. chapter 6) is not required. It has been determined that this Treasury decision is not a significant regulatory action as defined in Executive Order 12866. Therefore, a regulatory assessment is not required. It also has been determined that sections 553(b) and 553(d) of the Administrative Procedure Act (5 U.S.C. chapter 5) do not apply to these regulations.

Drafting Information

   The principal author of these regulations is Courtney Shepardson. However, other personnel from the IRS and Treasury Department participated in their development.

List of Subjects

26 CFR Part 1

   Income taxes, Reporting and record keeping requirements.

26 CFR Part 602

   Reporting and record keeping requirements.

Adoption of Amendments to the Regulations

   Accordingly, 26 CFR parts 1 and 602 are amended as follows:

PART 1--INCOME TAXES

   Paragraph 1. The authority citation for part 1 continues to read in part as follows:

   Authority: 26 U.S.C. 7805 * * *

                                   EXHIBIT H-2

                         FORM OF TRANSFEROR CERTIFICATE

                                                   __________________, 200__

Residential Asset Mortgage Products, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

Deutsche Bank Trust Company Americas
1761 East St. Andrew Place
Santa Ana, California 92705

Attention:  Residential Funding Corporation Series 2004-SL3

               Re:    Mortgage-Backed Pass-Through Certificates,
                      Series 2004-SL3, Class R-[   ]

Ladies and Gentlemen:

               This letter is delivered to you in  connection  with the transfer
by        _______________________________        (the        "Seller")        to
_______________________________  (the  "Purchaser")  of  $_____________  Initial
Certificate Principal Balance of Mortgage-Backed Pass-Through Certificates, Series 2004-SL3, Class R-[__] (the "Certificates"), pursuant to Section 5.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of September 1, 2004 among Residential Asset Mortgage Products, Inc., as seller (the "Depositor"), Residential Funding Corporation, as master servicer, and Deutsche Bank Trust Company Americas, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Depositor and the Trustee that:

               1. No purpose of the Seller relating to the transfer of the Certificate by the Seller to the Purchaser is or will be to impede the assessment or collection of any tax.

               2. The Seller understands that the Purchaser has delivered to the Trustee and the Master Servicer a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit H-1. The Seller does not know or believe that any representation contained therein is false.

               3. The Seller has at the time of the transfer conducted a reasonable investigation of the financial condition of the Purchaser as contemplated by Treasury Regulations Section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Seller has determined that the Purchaser has historically paid its debts as they become due and has found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they become due in the future. The Seller understands that the transfer of a Class R Certificate may not be respected for United States income tax purposes (and the Seller may continue to be liable for United States income taxes associated therewith) unless the Seller has conducted such an investigation.

               4.  The  Seller  has  no  actual   knowledge  that  the  proposed
Transferee is not both a United States Person and a Permitted Transferee.

                                                   Very truly yours,


                                                   (Seller)



                                                   By: ____________________
                                                   Name:
                                                   Title:

                                    EXHIBIT I

                     FORM OF INVESTOR REPRESENTATION LETTER

                                                   ______________, 20__

Residential Asset Mortgage Products, Inc
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

Deutsche Bank Trust Company Americas
1761 East St. Andrew Place
Santa Ana, California 92705

Residential Funding Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN  55437

Attention:  Residential Asset Mortgage Products, Inc., Series 2004-SL3

               Re:    Mortgage-Backed Pass-Through Certificates,
                      Series 2004-SL3, Class [B-__]

Ladies and Gentlemen:

               _________________________ (the "Purchaser") intends to purchase from ___________________________ (the "Seller") $_____________ Initial
Certificate Principal Balance of Mortgage-Backed Pass-Through Certificates, Series 2004-SL3, Class [B-__] (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of September 1, 2004, among Residential Asset Mortgage Products, Inc., as seller (the "Depositor"), Residential Funding Corporation, as master servicer (the "Master Servicer"), and Deutsche Bank Trust Company Americas, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Depositor, the Trustee and the Master Servicer that:

                      1. The  Purchaser  understands  that (a) the  Certificates have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the "Act") or any state securities law, (b) the Depositor is not required to so register or qualify the Certificates, (c) the Certificates may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the Pooling and Servicing Agreement contains restrictions regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

                      2. The Purchaser is acquiring the Certificates for its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

                      3. The Purchaser is (a) a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the Certificates, (b) able to bear the economic risks of such an investment and (c) an "accredited investor" within the meaning of Rule 501(a) promulgated pursuant to the Act.

                      4. [Class B-1 only] The Purchaser has been furnished with, and has had an opportunity to review (a) [a copy of the Private Placement Memorandum, dated ___________________, 20__, relating to the Certificates (b)] a copy of the Pooling and Servicing Agreement and [b] [c] such other information concerning the Certificates, the Mortgage Loans and the Depositor as has been requested by the Purchaser from the Depositor or the Seller and is relevant to the Purchaser's decision to purchase the Certificates. The Purchaser has had any questions arising from such review answered by the Depositor or the Seller to the satisfaction of the Purchaser. [If the Purchaser did not purchase the Certificates from the Seller in connection with the initial distribution of the Certificates and was provided with a copy of the Private Placement Memorandum (the "Memorandum") relating to the original sale (the "Original Sale") of the Certificates by the Depositor, the Purchaser acknowledges that such Memorandum was provided to it by the Seller, that the Memorandum was prepared by the Depositor solely for use in connection with the Original Sale and the Depositor did not participate in or facilitate in any way the purchase of the Certificates by the Purchaser from the Seller, and the Purchaser agrees that it will look solely to the Seller and not to the Depositor with respect to any damage, liability, claim or expense arising out of, resulting from or in connection with (a) error or omission, or alleged error or omission, contained in the Memorandum, or (b) any information, development or event arising after the date of the Memorandum.]

                      5. The Purchaser has not and will not nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a) through (e) above) would constitute a distribution of any Certificate under the Act, that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Purchaser will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

                      6. The Purchaser hereby certifies, represents and warrants to, and covenants with the Depositor, the Trustee and the Master Servicer that the following statements in (a), (b), (c) or (d) are correct:

                      (a) The Purchaser is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or
               Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. ss.2510.3-101; or

                      (b) The Purchaser is an insurance  company;  the source of the funds being used by the Purchaser to acquire the Certificates is an "insurance company general account"(within the meaning of DOL Prohibited Transaction Class Exemption ("PTCE") 95-60; the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied and the purchase, holding and transfer of Certificates by or on behalf of the Purchaser are exempt under PTCE 95-60; or

                       [(c)] has  provided the Trustee,  the  Depositor  and the
               Master Servicer with an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Depositor and the Master Servicer to the effect that the purchase of Certificates is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Trustee, the Depositor or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing Agreement.

                      In addition,  the Purchaser hereby  certifies,  represents and warrants to, and covenants with, the Depositor, the Trustee and the Master Servicer that the Purchaser will not transfer such Certificates to any Plan or person unless either such Plan or person meets the requirements set forth in either [(a), (b), or
               (c)] above.

                                                   Very truly yours,


                                                   (Purchaser)

                                                   By:  _____________________
                                                   Name:
                                                   Title:

                                    EXHIBIT J

                    FORM OF TRANSFEROR REPRESENTATION LETTER

                                    ______________ , 20__

Residential Asset Mortgage Products, Inc
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

Deutsche Bank Trust Company Americas
1761 East St. Andrew Place
Santa Ana, California 92705

Attention: Residential Asset Mortgage Products, Inc., Series 2004-SL3

               Re:    Mortgage-Backed Pass-Through Certificates,
                      Series 2004-SL3, Class [B-__]

Ladies and Gentlemen:

        In connection with the sale by ___________(the "Seller") to _____________(the "Purchaser") of $ Initial Certificate Principal Balance of Mortgage-Backed Pass-Through Certificates, Series 2004-SL3, Class [R-__][B-__] (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of September 1, 2004, among Residential Asset Mortgage Products, Inc., as seller (the "Depositor"), Residential Funding Corporation, as master servicer, and Deutsche Bank Trust Company Americas, as trustee (the "Trustee"). The Seller hereby certifies, represents and warrants to, and covenants with, the Depositor and the Trustee that:

               Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner,
(d) has made any general solicitation by means of general advertising or in any other manner, or (e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933 (the "Act"), that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Seller will not act, in any manner set forth in the foregoing sentence with respect to any Certificate. The Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.
                                                 Very truly yours,
                                                  (Seller)


                                                   By: ______________________
                                                   Name:
                                                   Title:

                                    EXHIBIT K

                   TEXT OF AMENDMENT TO POOLING AND SERVICING
                  AGREEMENT PURSUANT TO SECTION 11.01(E) FOR A
                                LIMITED GUARANTY

                                   ARTICLE XII

                   Subordinate Certificate Loss Coverage; Limited Guaranty

               Section 12.01. Subordinate Certificate Loss Coverage; Limited Guaranty. (a) Subject to subsection (c) below, prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether it or any Subservicer will be entitled to any reimbursement pursuant to Section 4.02(a) on such Distribution Date for Advances or Subservicer Advances previously made, (which will not be Advances or Subservicer Advances that were made with respect to delinquencies which were subsequently determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses) and, if so, the Master Servicer shall demand payment from Residential Funding of an amount equal to the amount of any Advances or Subservicer Advances reimbursed pursuant to
Section 4.02(a), to the extent such Advances or Subservicer Advances have not been included in the amount of the Realized Loss in the related Mortgage Loan, and shall distribute the same to the Class B Certificateholders in the same manner as if such amount were to be distributed pursuant to Section 4.02(a).

               (b) Subject to subsection (c) below, prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether any Realized Losses (other than Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary Losses) will be allocated to the Class B Certificates on such Distribution Date pursuant to Section 4.05, and, if so, the Master Servicer shall demand payment from Residential Funding of the amount of such Realized Loss and shall distribute the same to the Class B Certificateholders in the same manner as if such amount were to be distributed pursuant to Section 4.02(a); provided, however, that the amount of such demand in respect of any Distribution Date shall in no event be greater than the sum of (i) the additional amount of Accrued Certificate Interest that would have been paid for the Class B Certificateholders on such Distribution Date had such Realized Loss or Losses not occurred plus (ii) the amount of the reduction in the Certificate Principal Balances of the Class B Certificates on such Distribution Date due to such Realized Loss or Losses. Notwithstanding such payment, such Realized Losses shall be deemed to have been borne by the Certificateholders for purposes of
Section 4.05. Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses allocated to the Class B Certificates will not be covered by the Subordinate Certificate Loss Obligation.

               (c) Demands for payments pursuant to this Section shall be made prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date by the Master Servicer with written notice thereof to the Trustee. The maximum amount that Residential Funding shall be required to pay pursuant to this Section on any Distribution Date (the "Amount Available") shall be equal to the lesser of (X) minus the sum of (i) all previous payments made under subsections (a) and (b) hereof and (ii) all draws under the Limited Guaranty made in lieu of such payments as described below in subsection (d) and (Y) the then outstanding Certificate Principal Balances of the Class B Certificates, or such lower amount as may be established pursuant to
Section 12.02. Residential Funding's obligations as described in this Section are referred to herein as the "Subordinate Certificate Loss Obligation."

               (d) The Trustee will promptly notify General Motors Acceptance Corporation of any failure of Residential Funding to make any payments hereunder and shall demand payment pursuant to the limited guaranty (the "Limited Guaranty"), executed by General Motors Acceptance Corporation, of Residential Funding's obligation to make payments pursuant to this Section, in an amount equal to the lesser of (i) the Amount Available and (ii) such required payments, by delivering to General Motors Acceptance Corporation a written demand for payment by wire transfer, not later than the second Business Day prior to the Distribution Date for such month, with a copy to the Master Servicer.

               (e) All payments made by Residential Funding pursuant to this Section or amounts paid under the Limited Guaranty shall be deposited directly in the Certificate Account, for distribution on the Distribution Date for such month to the Class B Certificateholders.

               (f) The Depositor shall have the option, in its sole discretion, to substitute for either or both of the Limited Guaranty or the Subordinate Certificate Loss Obligation another instrument in the form of a corporate guaranty, an irrevocable letter of credit, a surety bond, insurance policy or similar instrument or a reserve fund; provided that (i) the Depositor obtains (subject to the provisions of Section 10.01(f) as if the Depositor was substituted for the Master Servicer solely for the purposes of such provision) an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that obtaining such substitute corporate guaranty, irrevocable letter of credit, surety bond, insurance policy or similar instrument or reserve fund will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860(F)(a)(1) of the Code or on "contributions after the startup date" under Section 860(G)(d)(1) of the Code or (b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding, and (ii) no such substitution shall be made unless (A) the substitute Limited Guaranty or Subordinate Certificate Loss Obligation is for an initial amount not less than the then current Amount Available and contains provisions that are in all material respects equivalent to the original Limited Guaranty or Subordinate Certificate Loss Obligation (including that no portion of the fees, reimbursements or other obligations under any such instrument will be borne by the Trust Fund), (B) the long term debt obligations of any obligor of any substitute Limited Guaranty or Subordinate Certificate Loss Obligation (if not supported by the Limited Guaranty) shall be rated at least the lesser of (a) the rating of the long term debt obligations of General Motors Acceptance Corporation as of the date of issuance of the Limited Guaranty and (b) the rating of the long term debt obligations of General Motors Acceptance Corporation at the date of such substitution and (C) the Depositor obtains written confirmation from each nationally recognized credit rating agency that rated the Class B Certificates at the request of the Depositor that such substitution shall not lower the rating on the Class B Certificates below the lesser of (a) the then-current rating assigned to the Class B Certificates by such rating agency and (b) the original rating assigned to the Class B Certificates by such rating agency. Any replacement of the Limited Guaranty or

Subordinate Certificate Loss Obligation pursuant to this Section shall be accompanied by a written Opinion of Counsel to the substitute guarantor or obligor, addressed to the Master Servicer and the Trustee, that such substitute instrument constitutes a legal, valid and binding obligation of the substitute guarantor or obligor, enforceable in accordance with its terms, and concerning such other matters as the Master Servicer and the Trustee shall reasonably request. Neither the Depositor, the Master Servicer nor the Trustee shall be obligated to substitute for or replace the Limited Guaranty or Subordinate Certificate Loss Obligation under any circumstance.

               Section 12.02. Amendments Relating to the Limited Guaranty. Notwithstanding Sections 11.01 or 12.01: (i) the provisions of this Article XII may be amended, superseded or deleted, (ii) the Limited Guaranty or Subordinate Certificate Loss Obligation may be amended, reduced or canceled, and (iii) any other provision of this Agreement which is related or incidental to the matters described in this Article XII may be amended in any manner; in each case by written instrument executed or consented to by the Depositor and Residential Funding but without the consent of any Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of, the Master Servicer or the Trustee, as applicable; provided that the Depositor shall also obtain a letter from each nationally recognized credit rating agency that rated the Class B Certificates at the request of the Depositor to the effect that such amendment, reduction, deletion or cancellation will not lower the rating on the Class B Certificates below the lesser of (a) the then-current rating assigned to the Class B Certificates by such rating agency and (b) the original rating assigned to the Class B Certificates by such rating agency, unless (A) the Holder of 100% of the Class B Certificates is Residential Funding or an Affiliate of Residential Funding, or (B) such amendment, reduction, deletion or cancellation is made in accordance with
Section 11.01(e) and, provided further that the Depositor obtains (subject to the provisions of Section 10.01(f) as if the Depositor was substituted for the Master Servicer solely for the purposes of such provision), in the case of a material amendment or supersession (but not a reduction, cancellation or deletion of the Limited Guaranty or the Subordinate Certificate Loss Obligation), an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment or supersession will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under
Section 860G(d)(1) of the Code or (b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding. A copy of any such instrument shall be provided to the Trustee and the Master Servicer together with an Opinion of Counsel that such amendment complies with this Section 12.02.

                                    EXHIBIT L

                            FORM OF LIMITED GUARANTY

                    RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

                    Mortgage-Backed Pass-Through Certificates
                                 Series 2004-SL3

                                                         _________ , 200__

Deutsche Bank Trust Company Americas
1761 East St. Andrew Place
Santa Ana, California 92705

Attention:  Residential Asset Mortgage Products, Inc., Series 2004-SL3

Ladies and Gentlemen:

               WHEREAS, Residential Funding Corporation, a Delaware corporation ("Residential Funding"), an indirect wholly-owned subsidiary of General Motors Acceptance Corporation, a New York corporation ("GMAC"), plans to incur certain obligations as described under Section 12.01 of the Pooling and Servicing Agreement dated as of September 1, 2004, (the "Servicing Agreement"), among Residential Asset Mortgage Products, Inc. (the "Depositor"), Residential Funding and Deutsche Bank Trust Company Americas (the "Trustee") as amended by Amendment No. ___ thereto, dated as of ________, with respect to the Mortgage-Backed Pass-Through Certificates, Series 2004-SL3 (the "Certificates"); and

               WHEREAS, pursuant to Section 12.01 of the Servicing Agreement, Residential Funding agrees to make payments to the Holders of the Class B Certificates with respect to certain losses on the Mortgage Loans as described in the Servicing Agreement; and

               WHEREAS, GMAC desires to provide certain assurances with respect to the ability of Residential Funding to secure sufficient funds and faithfully to perform its Subordinate Certificate Loss Obligation;

               NOW THEREFORE, in consideration of the premises herein contained and certain other good and valuable consideration, the receipt of which is hereby acknowledged, GMAC agrees as follows:

               1. Provision of Funds. (a) GMAC agrees to contribute and deposit in the Certificate Account on behalf of Residential Funding (or otherwise provide to Residential Funding, or to cause to be made available to Residential Funding), either directly or through a subsidiary, in any case prior to the related Distribution Date, such moneys as may be required by Residential Funding to perform its Subordinate Certificate Loss Obligation when and as the same arises from time to time upon the demand of the Trustee in accordance with
Section 12.01 of the Servicing Agreement.

               (b) The agreement set forth in the preceding clause (a) shall be absolute, irrevocable and unconditional and shall not be affected by the transfer by GMAC or any other person of all or any part of its or their interest in Residential Funding, by any insolvency, bankruptcy, dissolution or other proceeding affecting Residential Funding or any other person, by any defense or right of counterclaim, set-off or recoupment that GMAC may have against Residential Funding or any other person or by any other fact or circumstance. Notwithstanding the foregoing, GMAC's obligations under clause (a) shall terminate upon the earlier of (x) substitution for this Limited Guaranty pursuant to Section 12.01(f) of the Servicing Agreement, or (y) the termination of the Trust Fund pursuant to the Servicing Agreement.

               2. Waiver. GMAC hereby waives any failure or delay on the part of Residential Funding, the Trustee or any other person in asserting or enforcing any rights or in making any claims or demands hereunder. Any defective or partial exercise of any such rights shall not preclude any other or further exercise of that or any other such right. GMAC further waives demand, presentment, notice of default, protest, notice of acceptance and any other notices with respect to this Limited Guaranty, including, without limitation, those of action or nonaction on the part of Residential Funding or the Trustee.

               3. Modification, Amendment and Termination. This Limited Guaranty may be modified, amended or terminated only by the written agreement of GMAC and the Trustee and only if such modification, amendment or termination is permitted under Section 12.02 of the Servicing Agreement. The obligations of GMAC under this Limited Guaranty shall continue and remain in effect so long as the Servicing Agreement is not modified or amended in any way that might affect the obligations of GMAC under this Limited Guaranty without the prior written consent of GMAC.

               4. Successor. Except as otherwise expressly provided herein, the guarantee herein set forth shall be binding upon GMAC and its respective successors.

               5. Governing Law. This Limited Guaranty shall be governed by the laws of the State of New York.

               6. Authorization and Reliance. GMAC understands that a copy of this Limited Guaranty shall be delivered to the Trustee in connection with the execution of Amendment No. 1 to the Servicing Agreement and GMAC hereby authorizes the Depositor and the Trustee to rely on the covenants and agreements set forth herein.

               7. Definitions. Capitalized terms used but not otherwise defined herein shall have the meaning given them in the Servicing Agreement.

               8. Counterparts. This Limited Guaranty may be executed in any number of counterparts, each of which shall be deemed to be an original and such counterparts shall constitute but one and the same instrument.

               IN WITNESS WHEREOF, GMAC has caused this Limited Guaranty to be executed and delivered by its respective officers thereunto duly authorized as of the day and year first above written.

                                                   GENERAL MOTORS ACCEPTANCE
                                                   CORPORATION


                                                   By: ______________________
                                                   Name:
                                                   Title:

Acknowledged by:

DEUTSCHE BANK TRUST COMPANY AMERICAS,
  as Trustee


By: _________________________
Name:
Title:


RESIDENTIAL FUNDING CORPORATION


By:  _________________________
Name:
Title:

                                    EXHIBIT M

                 FORM OF LENDER CERTIFICATION FOR ASSIGNMENT OF MORTGAGE LOAN

                                                   __________________, 20____

Residential Asset Mortgage
 Products, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

Deutsche Bank Trust Company Americas
1761 East St. Andrew Place
Santa Ana, California 92705

Attention:  Residential Asset Mortgage Products, Inc., Series 2004-SL3

               Re: Mortgage-Backed Pass-Through Certificates, Series 2004-SL3 Assignment of Mortgage Loan


Ladies and Gentlemen:

               This letter is delivered to you in connection with the assignment by _________________ (the "Trustee") to _______________________ (the "Lender")
of _______________ (the "Mortgage Loan") pursuant to Section 3.13(d) of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of September 1, 2004, among Residential Asset Mortgage Products, Inc., as seller (the "Depositor"), Residential Funding Corporation, as master servicer, and the Trustee. All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Lender hereby certifies, represents and warrants to, and covenants with, the Master Servicer and the Trustee that:

        (i) the Mortgage Loan is secured by Mortgaged Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction;

        (ii) the substance of the assignment is, and is intended to be, a refinancing of such Mortgage Loan and the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws;

        (iii) the Mortgage Loan following the proposed assignment will be modified to have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and

        (iv) such assignment is at the request of the borrower under the related Mortgage Loan.

                                                   Very truly yours,



                                                   (Lender)

                                                   By:______________________
                                                   Name:
                                                   Title:

                                    EXHIBIT N

                   FORM OF RULE 144A INVESTMENT REPRESENTATION

                   Description of Rule 144A Securities, including numbers:

                       _______________________________________________
                       _______________________________________________
                       _______________________________________________
                       _______________________________________________

               The undersigned seller, as registered holder (the "Seller"), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

               1. In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Seller hereby certifies the following facts: Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the Securities Act of 1933, as amended (the "1933 Act"), or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

               2. The Buyer warrants and represents to, and covenants with, the Seller, the Trustee and the Master Servicer (as defined in the Pooling and Servicing Agreement (the "Agreement"), dated as of September 1, 2004, among Residential Funding Corporation as Master Servicer, Residential Asset Mortgage Products, Inc. as depositor pursuant to Section 5.02 of the Agreement and Deutsche Bank Trust Company Americas, as trustee, as follows:

                      a. The Buyer understands that the Rule 144A Securities have not been registered under the 1933 Act or the securities laws of any state.

                      b. The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

                      c. The Buyer has been furnished with all information regarding the Rule 144A Securities that it has requested from the Seller, the Trustee or the Servicer.

                      d. Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

                      e. The Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the 1933 Act and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. The Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the accounts of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

               3. The Buyer

                      a. is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan; or

                      b. is an insurance company, the source of funds to be used by it to purchase the Certificates is an "insurance company general account" (within the meaning of DOL Prohibited Transaction Class Exemption ("PTCE") 95-60), and the conditions set forth in PTCE 95-60 have been satisfied; or

                       [d.] has provided the Trustee, the Depositor and the Master Servicer with an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Depositor and the Master Servicer to the effect that the purchase of Certificates is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Trustee, the Depositor or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing Agreement.

               4. This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

               IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.


Print Name of Seller                              Print Name of Buyer

By:                                               By:
    Name:                                             Name:
    Title:                                            Title:

Taxpayer Identification:                          Taxpayer Identification:

No. No.

Date:                                             Date:

                              ANNEX 1 TO EXHIBIT N


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

             [For Buyers Other Than Registered Investment Companies]

        The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

        1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

        2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $______________________ in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

___ Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in
        Section 501(c)(3) of the Internal Revenue Code.

___ Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

___ Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

___ Broker-Dealer. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

___ Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State or territory or the District of Columbia.

___ State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

___ ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

___ Investment Adviser. The Buyer is an investment adviser registered under the Investment Advisers Act of 1940.

___ SBIC. The Buyer is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

___ Business Development Company. The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

___ Trust Fund. The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

        3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer,
(iii) bank deposit notes and certificates of deposit,  (iv) loan participations,
(v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

        4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

        5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

  ___       ___              Will the Buyer be purchasing the Rule 144A
  Yes       No               Securities only for the Buyer's own account?

        6. If the answer to the foregoing question is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

        7. The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.


                                                   Print Name of Buyer

                                                   By: __________________
                                                   Name:
                                                   Title:

                                                   Date:

                              ANNEX 2 TO EXHIBIT N


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

              [For Buyers That Are Registered Investment Companies]

               The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

               1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

               2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

____ The Buyer owned $___________________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

____ The Buyer is part of a Family of Investment Companies which owned in the aggregate $______________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

               3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

               4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

               5. The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

               6. The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.


                                                   Print Name of Buyer

                                                   By: ________________________
                                                          Name:
                                                          Title:

                                                   IF AN ADVISER:

                                                   ___________________________
                                                   Print Name of Buyer


                                                   Date:  ____________________

                                    EXHIBIT O

                                 HIGH COST LOANS

                                     1482229
                                     1482234
                                     1542082
                                     1843637
                                     1963228
                                     1971153

                                      R-1-1


                                   EXHIBIT R-1

                          FORM OF FORM 10-K CERTIFICATE

        I, [identify the certifying individual], certify that:

        1. I have reviewed the annual report on Form 10-K for the fiscal year [___], and all reports on Form 8-K containing distribution or servicing reports filed in respect of periods included in the year covered by that annual report, of the trust (the "Trust") created pursuant to the Pooling and Servicing Agreement dated __________ (the "Agreement") among Residential Asset Mortgage Products, Inc. (the "Depositor"), Residential Funding Corporation (the "Master Servicer") and Deutsche Bank Trust Company Americas (the "Trustee");

        2. Based on my knowledge, the information in these reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by this annual report;

        3. Based on my knowledge, the servicing information required to be provided to the Trustee by the Master Servicer under the Agreement for inclusion in these reports is included in these reports;

        4. I am responsible for reviewing the activities performed by the Master Servicer under the Agreement and based upon my knowledge and the annual compliance review required under the Agreement, and except as disclosed in the report, the Master Servicer has fulfilled its obligations under the Agreement; and

        5. The reports disclose all significant deficiencies relating to the Master Servicer's compliance with the minimum servicing standards based upon the report provided by an independent public accountant, after conducting a review in compliance with the Uniform Single Attestation Program for Mortgage Bankers as set forth in the Agreement, that is included in these reports.

        In giving the certifications above, I have reasonably relied on the information provided to me by the following unaffiliated parties: [the Trustee].

Date:_____________________________

_________________________________*
[Signature]
Name:
Title:

* - to be signed by the senior officer in charge of the servicing functions of the Master Servicer

                                   EXHIBIT R-2

                    FORM OF BACK-UP CERTIFICATION TO FORM 10-K CERTIFICATE

        The undersigned, a Responsible Officer of Deutsche Bank Trust Company Americas (the "Trustee") certifies that:

        1. The Trustee has performed all of the duties specifically required to be performed by it pursuant to the provisions of the Pooling and Servicing Agreement dated _________ (the "Agreement") by and among Residential Funding Mortgage Securities I, Inc. (the "Depositor"), Residential Funding Corporation (the "Master Servicer") and the Trustee in accordance with the standards set forth therein.

        2. Based on my knowledge, the list of Certificateholders as shown on the Certificate Register as of the end of each calendar year that is provided by the Trustee pursuant to Section 4.03(d) of the Agreement is accurate as of the last day of the 20___ calendar year.

        Capitalized terms used and not defined herein shall have the meanings given such terms in the Agreement.

        IN WITNESS THEREOF, I have duly executed this certificate as of ____________, 20___

                                                   Name:________________________
                                                   Title:

                                    EXHIBIT S

INFORMATION TO BE PROVIDED BY THE MASTER SERVICER TO THE RATING AGENCIES RELATING TO REPORTABLE MODIFIED MORTGAGE LOANS


Account number
Transaction Identifier
Unpaid Principal  Balance prior to Modification
Next Due Date
Monthly Principal and Interest  Payment
Total Servicing  Advances
Current  Interest Rate
Original Maturity  Date
Original Term to Maturity  (Months)
Remaining  Term to Maturity (Months)
Trial  Modification  Indicator
Mortgagor  Equity  Contribution
Total Servicer Advances
Trial Modification Term (Months)
Trial Modification Start Date
Trial  Modification  End Date
Trial  Modification  Period Principal and Interest Payment
Trial Modification  Interest Rate
Trial Modification Term
Rate Reduction Indicator
Interest  Rate  Post  Modification
Rate  Reduction  Start  Date
Rate Reduction  End  Date
Rate  Reduction  Term
Term  Modified  Indicator
Modified Amortization  Period
Modified Final  Maturity Date
Total  Advances  Written Off
Unpaid  Principal  Balance  Written Off
Other Past Due Amounts Written Off
Write Off Date
Unpaid  Principal  Balance  Post  Write Off
Capitalization  Indicator
Mortgagor  Contribution
Total Capitalized Amount
Modification Close Date
Unpaid Principal  Balance Post  Capitalization  Modification
Next Payment Due Date per Modification Plan
Principal and Interest Payment Post Modification
Interest Rate Post  Modification
Payment  Made  Post  Capitalization
Delinquency  Status  to Modification Plan